UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	18
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	92
Trustees	100
Officers	102
Schedule of Shareholder Expenses	104
Board Approval of Investment Advisory Agreements	107

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Mid/Multi Cap Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on ”sale,“ appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$876,794
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term, returned 6.61% (Class A Shares) over the six months ended December 31, 2006, compared to the 7.90% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and consumer discretionary sectors as well as an underweight in the materials sector. At the individual stock level, Citrix Systems Inc., a software vendor, was negatively impacted by concerns about slowing growth in the company’s core Presentation Server business, despite reporting a quarterly earnings rise on strong revenue growth earlier in the period. Shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geologic conditions in several mines resulted in lower levels of production. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions, despite reporting positive third-quarter results. The company’s shares were further impacted when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant.

On the positive side, stock selection in the industrial, telecommunication service and information technology sectors contributed to returns. At the individual stock level, Four Seasons Hotels Inc., which manages hotels and resorts, received an offer to be taken private. Under the terms of the deal, the company’s investors will acquire the limited voting shares of Four Seasons at a premium. Nvidia Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs) used in desktops, laptops and handheld devices. Rogers Communications Inc., which provides cable television, high-speed Internet access and cable telephone services, reported that third-quarter earnings tripled versus the previous year, driven by top line growth. Organic growth, fueled by higher retention rates, greater customer spending and an expanded subscription base, contributed to the company’s success. In addition, the company added wireless subscribers and television customers in the third quarter.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	1.9%
2.	DaVita, Inc.	1.9
3.	Roper Industries, Inc.	1.7
4.	General Cable Corp.	1.6
5.	Lincare Holdings, Inc.	1.6
6.	VeriFone Holdings, Inc.	1.5
7.	NII Holdings, Inc.	1.5
8.	Harris Corp.	1.3
9.	GameStop Corp., Class A	1.3
10.	Time Warner Telecom, Inc., Class A	1.3

PORTFOLIO COMPOSITION**

Information Technology	23.5%
Consumer Discretionary	19.1
Industrials	15.4
Health Care	14.7
Financials	11.1
Energy	6.2
Telecommunication Services	5.5
Consumer Staples	1.2
Utilities	0.7
Short-Term Investment	2.9
Investments of Cash Collateral for Securities on Loan	10.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		10.83%	6.85%	8.35%
With Sales Charge*		5.01	5.71	7.76
CLASS B SHARES	11/4/93
Without CDSC		10.24	6.31	7.91
With CDSC**		5.24	5.99	7.91
CLASS C SHARES	1/2/98
Without CDSC		10.27	6.29	7.71
With CDSC***		9.27	6.29	7.71
SELECT CLASS SHARES	1/25/96	11.12	7.23	8.80

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 23, 1987.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$1,301,781
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 6.51% (Select Class Shares) over the six months ended December 31, 2006, compared to the 7.90% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and consumer discretionary sectors as well as an underweight in the materials sector. At the individual stock level, Citrix Systems Inc., a software vendor, was negatively impacted by concerns about slowing growth in the company’s core Presentation Server business, despite reporting a quarterly earnings rise on strong revenue growth earlier in the period. Shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geologic conditions in several mines resulted in lower levels of production. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions, despite reporting positive third-quarter results. The company’s shares were further impacted when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant.

On the positive side, stock selection in the industrial, telecommunication service and information technology sectors contributed to returns. At the individual stock level, Four Seasons Hotels Inc., which manages hotels and resorts, received an offer to be taken private. Under the terms of the deal, the company’s investors will acquire the limited voting shares of Four Seasons at a premium. Nvidia Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs) used in desktops, laptops and handheld devices. GameStop Corp., which retails video games and PC entertainment software, benefited from industry strength and increased demand. The company reported strong third-quarter profit, driven by strong sales trends and increased store traffic due to quick refills on Sony’s PlayStation 3 and Nintendo’s Wii during the holiday season.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	2.0%
2.	DaVita, Inc.	1.9
3.	Roper Industries, Inc.	1.7
4.	General Cable Corp.	1.6
5.	Lincare Holdings, Inc.	1.6
6.	VeriFone Holdings, Inc.	1.5
7.	NII Holdings, Inc.	1.5
8.	Harris Corp.	1.3
9.	GameStop Corp., Class A	1.3
10.	Time Warner Telecom, Inc., Class A	1.3

PORTFOLIO COMPOSITION**

Information Technology	23.8%
Consumer Discretionary	19.4
Industrials	15.6
Health Care	14.8
Financials	11.3
Energy	6.2
Telecommunication Services	5.6
Consumer Staples	1.2
Utilities	0.8
Short-Term Investments	2.0
Investments of Cash Collateral for Securities on Loan	12.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		11.04%	6.84%	11.61%
With Sales Charge*		5.21	5.70	11.01
CLASS B SHARES	1/14/94
Without CDSC		10.36	6.10	10.91
With CDSC**		5.36	5.78	10.91
CLASS C SHARES	11/4/97
Without CDSC		10.37	6.10	10.89
With CDSC***		9.37	6.10	10.89
SELECT CLASS SHARES	3/2/89	11.34	7.12	11.89
ULTRA SHARES	2/22/05	11.45	7.17	11.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$853,608
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 11.17% (Select Class Shares) over the six months ended December 31, 2006, compared to the 12.33% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and industrial sectors. At the individual stock level, shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geographic conditions in several mines resulted in lower levels of production. Shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Helix Energy Solutions Group Inc., an energy services company, lowered its earnings outlook due to a decline in production volumes related to restrictions on pipeline access and integration issues following a recent acquisition.

On the positive side, stock selection in the consumer discretionary and materials sectors contributed to returns. At the individual stock level, VF Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Shares of Albemarle Corp., a specialty chemical company, were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. AutoZone Inc., an auto parts retailer, also showed strong improvement in gross margins, as the company was able to leverage its size and scale to obtain favorable pricing from vendors and suppliers. In addition, the company increased the availability of difficult-to-find replacement parts to increase its presence in the commercial market.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	1.9%
2.	Assurant, Inc.	1.5
3.	Old Republic International Corp.	1.4
4.	iStar Financial, Inc.	1.3
5.	AutoZone, Inc.	1.3
6.	Coventry Health Care, Inc.	1.3
7.	Kinder Morgan, Inc.	1.2
8.	Fortune Brands, Inc.	1.2
9.	Constellation Brands, Inc., Class A	1.2
10.	Vulcan Materials Co.	1.2

PORTFOLIO COMPOSITION**

Financials	29.0%
Consumer Discretionary	20.7
Utilities	10.6
Consumer Staples	7.8
Industrials	7.3
Materials	6.2
Energy	5.5
Health Care	4.4
Information Technology	4.3
Telecommunication Services	2.2
Short-Term Investments	2.2
Investments of Cash Collateral for Securities on Loan	7.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		16.87%	11.21%	12.45%
With Sales Charge*		10.75	10.01	11.84
CLASS B SHARES	1/14/94
Without CDSC		16.14	10.44	11.76
With CDSC**		11.14	10.17	11.76
CLASS C SHARES	3/22/99
Without CDSC		16.14	10.44	11.66
With CDSC***		15.14	10.44	11.66
SELECT CLASS SHARES	3/2/89	17.16	11.48	12.72
ULTRA SHARES	2/22/05	17.40	11.56	12.75

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index, which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$72,996
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth, returned 9.50% (Class A Shares) over the six months ended December 31, 2006, compared to the 9.81% return for the Russell 3000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, financial and materials sectors. At the individual stock level, Adams Respiratory Therapeutics Inc., a pharmaceutical company that produces respiratory disorder treatments, was negatively impacted by a recent generic filing, including a patent challenge against Mucinex. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions, despite reporting positive third-quarter results. The company’s shares were further hurt when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant. Shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock.

On the positive side, stock selection in the industrial and telecommunication service sectors as well as an underweight in the consumer staples sector. At the individual stock level, shares of Microsoft Corp., one of the world’s largest software companies, advanced after launching new versions of its two most important products — Windows and Office — as well as updated versions of Exchange for email and SharePoint for collaborative projects. In addition, the company’s shares benefited from its strengthened position in the digital entertainment market and the potential for revenue upside to forecasts, as business customers focus on productivity enabling software. Shares of Cisco Systems Inc., a U.S. network-equipment maker, rose after the company reported increased quarterly profit, citing soaring sales of its core products and gains from a recent acquisition. Nvidia Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs) used in desktops, laptops and handheld devices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Cisco Systems, Inc.	2.6%
2.	Microsoft Corp.	2.1
3.	DaVita, Inc.	1.5
4.	Lincare Holdings, Inc.	1.4
5.	General Cable Corp.	1.3
6.	VeriFone Holdings, Inc.	1.3
7.	Morgan Stanley	1.3
8.	Amphenol Corp., Class A	1.2
9.	Roper Industries, Inc.	1.2
10.	Schering-Plough Corp.	1.1

PORTFOLIO COMPOSITION**

Information Technology	27.5%
Health Care	18.2
Consumer Discretionary	18.1
Financials	13.1
Industrials	11.9
Energy	4.2
Consumer Staples	3.3
Telecommunication Services	2.8
Short-Term Investments	1.6
Investments of Cash Collateral for Securities on Loan	14.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		14.33%	7.49%	(4.07)%
With Sales Charge*		8.36	6.34	(4.78)
CLASS B SHARES	10/29/99
Without CDSC		13.65	6.73	(4.73)
With CDSC**		8.65	6.42	(4.73)
CLASS C SHARES	5/1/06
Without CDSC		13.65	6.73	(4.73)
With CDSC***		12.65	6.73	(4.73)
SELECT CLASS SHARES	5/1/06	14.49	7.52	(4.05)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$299,464
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, returned 8.37% (Select Class Shares) over the six months ended December 31, 2006, compared to the 9.94% return for the Russell Midcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and financial sectors. At the individual stock level, shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Citrix Systems Inc., a software vendor, was negatively impacted by concerns about slowing growth in the company’s core presentation server business, despite reporting a quarterly earnings rise on strong revenue growth earlier in the period. Shares of Consol Energy Inc., an energy solutions provider for production builders, came under pressure as increasing producer and consumer inventories put downward pressure on coal prices and poor geographic conditions in several mines resulted in lower levels of production.

On the positive side, stock selection in the energy and consumer discretionary sectors contributed to returns. At the individual stock level, VF Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Four Seasons Hotels Inc., which manages hotels and resorts, received an offer to be taken private for approximately $3.7 billion. Under the terms of the deal, the company’s investors will acquire the limited voting shares of Four Seasons at an approximate 28% premium. The TJX Cos. Inc., a retailer of apparel and home accessories, beat earnings expectations consistently throughout the period, driven by strong execution and operational improvements. Sales were strong across most categories, as merchandising strategies appeared to be taking hold. In addition, the company saw continued momentum in its smaller divisions, such as HomeGoods and TJ Maxx.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	1.4%
2.	Tiffany & Co.	1.3
3.	Assurant, Inc.	1.2
4.	V.F. Corp.	1.2
5.	Coventry Health Care, Inc.	1.1
6.	NCR Corp.	1.1
7.	TJX Cos., Inc.	1.0
8.	Questar Corp.	1.0
9.	Zions Bancorp	1.0
10.	DaVita, Inc.	1.0

PORTFOLIO COMPOSITION**

Consumer Discretionary	20.5%
Financials	18.5
Information Technology	13.9
Industrials	11.9
Health Care	10.2
Energy	5.6
Utilities	5.1
Telecommunication Services	4.8
Consumer Staples	4.1
Materials	3.3
Short-Term Investment	2.4
Investments of Cash Collateral for Securities on Loan	6.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	14.24%	11.36%	12.17%

TEN YEAR FUND PERFORMANCE (01/01/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from January 1, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the smallest 800 companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$8,017,545
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, returned 10.21% (Institutional Class Shares) over the six months ended December 31, 2006, compared to the 12.33% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and financial sectors. At the individual stock level, shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Shares of Quest Diagnostics Inc., a provider of diagnostic testing, declined after the company announced that it was dropped as a national laboratory service provider to United Healthcare. Coventry Health Care Inc., a managed health care provider, issued 2007 earnings guidance that was below expectations, despite reporting solid results over the period driven by strong revenue growth and lower-than-expected medical costs. Shares of managed healthcare providers have been under pressure over concerns that a slowdown in enrollment growth may lead to a more competitive pricing environment.

On the positive side, stock selection in the consumer discretionary and energy sectors contributed to returns. At the individual stock level, VF Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Shares of Albemarle Corp., a specialty chemical company, were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. AutoZone Inc., an auto parts retailer, also showed strong improvement in gross margins, as the company was able to leverage its size and scale to obtain favorable pricing from vendors and suppliers. In addition, the company increased the availability of difficult-to-find replacement parts to increase its presence in the commercial market.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Assurant, Inc.	2.4%
2.	V.F. Corp.	2.4
3.	Coventry Health Care, Inc.	2.2
4.	AutoZone, Inc.	1.7
5.	Fortune Brands, Inc.	1.7
6.	Genuine Parts Co.	1.7
7.	Vulcan Materials Co.	1.7
8.	Old Republic International Corp.	1.6
9.	Kinder Morgan, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION**

Financials	25.3%
Consumer Discretionary	21.4
Utilities	9.3
Industrials	8.3
Consumer Staples	6.9
Materials	6.5
Health Care	5.7
Energy	4.8
Information Technology	4.1
Telecommunication Services	4.0
Short-Term Investments	4.0
Investments of Cash Collateral for Securities on Loan	3.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		16.73%	15.35%	17.40%
With Sales Charge*		10.61	14.12	16.72
CLASS B SHARES	4/30/01
Without CDSC		16.15	14.63	16.94
With CDSC**		11.15	14.40	16.94
CLASS C SHARES	4/30/01
Without CDSC		16.14	14.64	16.97
With CDSC***		15.14	14.64	16.97
SELECT CLASS SHARES	10/31/01	17.05	15.64	17.61
INSTITUTIONAL CLASS SHARES	11/13/97	17.32	15.93	17.77

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Class A, Class B, Class C and Select Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Shares would have been lower than shown because Class A, Class B, Class C and Select Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$2,103,462
Primary Benchmark	Merrill Lynch 3-Month US Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed in an effort to produce returns which have no correlation with general domestic market performance, returned 2.79% (Select Class Shares) over the six months ended December 31, 2006, compared to the 2.60% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund relies on assessing the valuation and fundamentals of each stock. Valuation performed well in the period but fundamentals did not. Positive returns were generated on both the long and short sides of the Fund, relative to the universe where the Fund’s stock selection is made. Sector-wise, the technology and industrials sectors contributed most to performance, while the consumer-related and financial sectors dragged on returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We rank stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions in the Fund during the period. The Fund is extremely well diversified and sector-neutral. No individual stock has a material impact on the Fund. In essence, we go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO**

1.	First Marblehead Corp.	0.5%
2.	Morgan Stanley	0.5
3.	Bear Stearns Cos., Inc. (The)	0.5
4.	Lehman Brothers Holdings, Inc.	0.5
5.	Redback Networks, Inc.	0.5
6.	Goldman Sachs Group, Inc.	0.5
7.	Terex Corp.	0.5
8.	Payless Shoesource, Inc.	0.5
9.	Hewlett-Packard Co.	0.4
10.	AK Steel Holding Corp.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO**

1.	CarMax, Inc.	0.5%
2.	Shaw Group, Inc. (The)	0.5
3.	Lear Corp.	0.5
4.	THQ, Inc.	0.5
5.	Activision, Inc.	0.5
6.	Urban Outfitters, Inc.	0.5
7.	Apple Computer, Inc.	0.5
8.	Adobe Systems, Inc.	0.4
9.	Wynn Resorts Ltd.	0.4
10.	GameStop Corp., Class A	0.4

PORTFOLIO COMPOSITION LONG POSITIONS**

Consumer Discretionary	18.2%
Information Technology	16.6
Financials	14.0
Industrials	12.8
Health Care	10.1
Energy	6.1
Materials	5.7
Utilities	5.5
Consumer Staples	3.9
Telecommunication Services	0.9
Short-Term Investments	2.6

PORTFOLIO COMPOSITION SHORT POSITIONS**

Consumer Discretionary	17.4%
Information Technology	17.2
Financials	12.9
Industrials	11.1
Health Care	10.8
Energy	7.7
Consumer Staples	5.5
Utilities	4.9
Materials	4.2
Telecommunication Services	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		7.03%	5.10%	5.10%
With Sales Charge*		1.44	3.23	3.55
CLASS B SHARES	5/23/03
Without CDSC		6.23	4.31	4.32
With CDSC**		1.23	3.38	3.57
CLASS C SHARES	5/23/03
Without CDSC		6.23	4.31	4.33
With CDSC***		5.23	4.31	4.33
SELECT CLASS SHARES	5/23/03	7.36	5.34	5.35

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month US Treasury Bill Index, the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects at initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month US Treasury Bill Index and Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month US Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The Merrill Lynch 91-Day Treasury (Auction Rate) Index is an unmanaged index, which reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The Advisor changed the Fund’s benchmark to this index because it believes the new benchmark is more closely correlated with total return and is the industry standard. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year-End	June 30
Net Assets as of 12/31/06
(In Thousands)	$318,359
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains, returned 12.84% (Class A Shares) over the six months ended December 31, 2006, compared to the 14.45% return for the Russell 3000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial and energy sectors. At the individual stock level, stock of Walter Industries Inc., an industrial product manufacturer, declined as the company lowered its coal production forecast for 2006. Shares of Palm Harbor Homes Inc. fell along with other industry players, given growing concerns within the housing environment as mortgage rates continue to increase. The company also reported a quarterly loss during the period, based on restructuring charges.

On the positive side, stock selection in the materials and telecommunication service sectors contributed to returns. At the individual stock level, shares of Albemarle Corp., a specialty chemical company, rallied after the company reported third-quarter earnings that significantly beat expectations. The company experienced strong profitability, as relief from higher raw materials costs and increased prices led to higher margins. Shares of Devon Energy Corp. rose on news of merger activity in the energy sector. Furthermore, the company announced that it acquired privately held Chief Holdings LLC., a natural gas producer, which significantly increased its proved natural gas reserves. The stock was also lifted by the announcement of new crude oil discoveries in the Gulf of Mexico.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Teekay Shipping Corp.	2.7%
2.	ProAssurance Corp.	2.7
3.	Kinder Morgan, Inc.	2.5
4.	W.P. Carey & Co. LLC	2.3
5.	Assurant, Inc.	2.2
6.	Berkshire Hathaway, Inc., Class A	2.1
7.	Coventry Health Care, Inc.	2.0
8.	Clear Channel Communications, Inc.	2.0
9.	Agree Realty Corp.	1.9
10.	AutoZone, Inc.	1.8

PORTFOLIO COMPOSITION**

Financials	35.2%
Consumer Discretionary	14.7
Energy	13.2
Industrials	8.5
Materials	4.0
Consumer Staples	3.1
Telecommunication Services	2.9
Health Care	2.4
Investment Company	0.8
Information Technology	1.6
Short-Term Investments	13.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		22.01%	15.87%
With Sales Charge*		15.60	12.53
CLASS C SHARES	2/28/05
Without CDSC		21.41	15.31
With CDSC**		20.41	15.31
SELECT CLASS SHARES	2/28/05	22.28	16.16
INSTITUTIONAL CLASS SHARES	2/28/05	22.59	16.09

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have $1,000 minimum initial investment and carry 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.2%
130	Precision Castparts Corp.	10,137
149	Rockwell Collins, Inc.	9,453
		19,590
	Airlines — 1.5%
105	Continental Airlines, Inc., Class B (a) (c)	4,348
345	Skywest, Inc.	8,803
		13,151
	Biotechnology — 1.6%
161	Celgene Corp. (a)	9,280
120	Vertex Pharmaceuticals, Inc. (a) (c)	4,475
		13,755
	Capital Markets — 4.4%
84	Affiliated Managers Group, Inc. (a) (c)	8,800
239	E*Trade Financial Corp. (a)	5,363
139	Investment Technology Group, Inc. (a) (c)	5,960
182	Lazard Ltd., Class A (Bermuda)	8,602
234	T. Rowe Price Group, Inc.	10,220
		38,945
	Commercial Banks — 0.9%
91	Zions Bancorporation	7,502
	Commercial Services & Supplies — 6.0%
254	Brady Corp., Class A (c)	9,451
75	Corporate Executive Board Co.	6,542
227	Corrections Corp. of America (a)	10,279
456	Steelcase, Inc. (c)	8,281
139	Stericycle, Inc. (a) (c)	10,464
175	Waste Connections, Inc. (a) (c)	7,275
		52,292
	Communications Equipment — 1.3%
244	Harris Corp.	11,194
	Computers & Peripherals — 3.9%
215	NCR Corp. (a)	9,198
235	Network Appliance, Inc. (a)	9,235
330	Seagate Technology (Cayman Islands)	8,742
1,338	Sun Microsystems, Inc. (a)	7,250
		34,425
	Diversified Consumer Services — 1.7%
103	ITT Educational Services, Inc. (a)	6,803
162	Weight Watchers International, Inc.	8,504
		15,307
	Diversified Financial Services — 2.3%
40	CBOT Holdings, Inc., Class A (a)	6,074
142	CIT Group, Inc.	7,914
130	International Securities Exchange Holdings, Inc.	6,059
		20,047
	Diversified Telecommunication Services — 2.1%
216	NeuStar, Inc., Class A (a)	6,994
552	Time Warner Telecom, Inc., Class A (a)	11,009
		18,003
	Electrical Equipment — 3.3%
317	General Cable Corp. (a) (c)	13,861
302	Roper Industries, Inc.	15,157
		29,018
	Electronic Equipment & Instruments — 2.9%
272	Amphenol Corp., Class A	16,879
412	Ingram Micro, Inc., Class A (a)	8,402
		25,281
	Energy Equipment & Services — 3.2%
173	BJ Services Co.	5,075
97	FMC Technologies, Inc. (a)	5,960
89	National Oilwell Varco, Inc. (a)	5,439
70	Noble Corp.	5,323
167	Oceaneering International, Inc. (a)	6,638
		28,435
	Food & Staples Retailing — 0.9%
222	Safeway, Inc.	7,662
	Gas Utilities — 0.8%
79	Questar Corp.	6,594
	Health Care Equipment & Supplies — 2.7%
111	Advanced Medical Optics, Inc. (a) (c)	3,900
106	Hologic, Inc. (a)	4,993
77	Idexx Laboratories, Inc. (a)	6,082
185	Mentor Corp. (c)	9,061
		24,036
	Health Care Providers & Services — 5.1%
295	DaVita, Inc. (a)	16,774
342	Lincare Holdings, Inc. (a)	13,617
118	Medco Health Solutions, Inc. (a)	6,301
242	VCA Antech, Inc. (a)	7,787
		44,479
	Health Care Technology — 1.0%
191	Cerner Corp. (a)	8,677

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 4.3%
353	Burger King Holdings, Inc. (a)	7,452
94	Chipotle Mexican Grill, Inc., Class A (a) (c)	5,375
198	International Game Technology	9,129
307	Scientific Games Corp., Class A (a) (c)	9,281
225	Tim Hortons, Inc. (Canada)	6,513
		37,750
	Household Durables — 0.7%
111	Garmin Ltd. (Cayman Islands) (c)	6,178
	Insurance — 3.5%
78	Everest Re Group Ltd. (Bermuda)	7,692
142	Hanover Insurance Group, Inc. (The)	6,905
272	OneBeacon Insurance Group Ltd. (a)	7,622
303	Security Capital Assurance Ltd. (Bermuda)	8,435
		30,654
	Internet & Catalog Retail — 1.4%
210	Coldwater Creek, Inc. (a) (c)	5,147
161	Priceline.com, Inc. (a) (c)	7,017
		12,164
	Internet Software & Services — 1.2%
85	Akamai Technologies, Inc. (a)	4,537
105	Digital River, Inc. (a) (c)	5,841
		10,378
	IT Services — 4.2%
168	Alliance Data Systems Corp. (a) (c)	10,489
215	Checkfree Corp. (a) (c)	8,636
57	Cognizant Technology Solutions Corp., Class A (a)	4,375
369	VeriFone Holdings, Inc. (a) (c)	13,052
		36,552
	Leisure Equipment & Products — 0.9%
205	Pool Corp. (c)	8,038
	Life Sciences Tools & Services — 1.1%
162	Covance, Inc. (a)	9,532
	Machinery — 0.6%
70	Parker Hannifin Corp.	5,382
	Marine — 0.9%
123	American Commercial Lines, Inc. (a) (c)	8,071
	Office Electronics — 0.7%
177	Zebra Technologies Corp., Class A (a)	6,151
	Oil, Gas & Consumable Fuels — 2.9%
100	Apache Corp.	6,637
199	Forest Oil Corp. (a)	6,487
167	Southwestern Energy Co. (a)	5,857
139	XTO Energy, Inc.	6,526
		25,507
	Personal Products — 0.3%
99	Bare Escentuals, Inc. (a)	3,060
	Pharmaceuticals — 3.2%
228	Adams Respiratory Therapeutics, Inc. (a) (c)	9,309
80	Allergan, Inc.	9,519
149	Shire plc ADR (United Kingdom)	9,208
		28,036
	Semiconductors & Semiconductor Equipment — 4.0%
179	Broadcom Corp., Class A (a)	5,792
172	KLA-Tencor Corp.	8,572
169	MEMC Electronic Materials, Inc. (a)	6,595
191	Microchip Technology, Inc.	6,260
204	NVIDIA Corp. (a)	7,554
		34,773
	Software — 5.4%
405	Activision, Inc. (a)	6,984
169	Adobe Systems, Inc. (a)	6,953
221	Amdocs Ltd. (United Kingdom) (a)	8,560
526	BEA Systems, Inc. (a)	6,612
232	Citrix Systems, Inc. (a)	6,273
126	Salesforce.com, Inc. (a)	4,586
298	Sybase, Inc. (a)	7,358
		47,326
	Specialty Retail — 7.2%
358	Circuit City Stores, Inc.	6,785
201	GameStop Corp., Class A (a) (c)	11,077
286	Office Depot, Inc. (a)	10,913
299	Petsmart, Inc.	8,626
267	Tiffany & Co.	10,489
318	TJX Cos., Inc.	9,078
270	United Auto Group, Inc. (c)	6,359
		63,327
	Textiles, Apparel & Luxury Goods — 2.8%
172	Coach, Inc. (a)	7,402
237	Jones Apparel Group, Inc.	7,909
121	Polo Ralph Lauren Corp.	9,405
		24,716
	Trading Companies & Distributors — 0.8%
168	GATX Corp. (c)	7,279

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.5%
192	American Tower Corp., Class A (a)	7,169
201	NII Holdings, Inc. (a) (c)	12,939
171	Rogers Communications, Inc., Class B (Canada)	10,180
		30,288
	Total Common Stocks (Cost $725,646)	853,555
Short-Term Investment — 2.9%
	Investment Company — 2.9%
25,604	JPMorgan Prime Money Market Fund (b) (m) (Cost $25,604)	25,604
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 10.6%
	Commercial Paper — 0.6%
5,000	Morgan Stanley & Co., Inc., FRN, 5.37%, 02/20/07	5,000
	Certificates of Deposit — 0.8%
4,000	Barclays, New York, FRN, 5.33%, 06/06/07	4,000
3,500	Nordea Bank, New York, FRN, 5.32%, 01/03/07	3,500
		7,500
	Corporate Notes — 4.6%
1,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	1,000
2,000	Allstate Life Global Funding, FRN, 5.35%, 01/29/08	2,000
4,000	American Express Credit Corp., FRN, 5.35%, 06/12/07	4,000
6,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	6,000
900	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	900
6,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	6,500
2,500	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	2,500
3,400	Links Finance LLC, FRN, 5.37%, 10/15/07	3,400
6,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	6,000
4,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
3,500	Sigma Finance Inc., FRN, 5.37%, 10/24/07	3,500
		40,799

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — 3.9%
16,462	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $16,472, collateralized by U.S. Government Agency Mortgages	16,462
17,500	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $17,510, collateralized by U.S. Government Agency Mortgages	17,500
		33,962
	Time Deposit — 0.7%
6,000	Deutsche Bank, London, 5.34%, 02/20/07	6,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $93,261)	93,261
	Total Investments — 110.9% (Cost $844,511)	972,420
	Liabilities in Excess of Other Assets — (10.9)%	(95,626)
	NET ASSETS — 100.0%	$876,794

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.7%
	Aerospace & Defense — 2.3%
195	Precision Castparts Corp.	15,241
224	Rockwell Collins, Inc.	14,206
		29,447
	Airlines — 1.5%
158	Continental Airlines, Inc., Class B (a) (c)	6,534
520	Skywest, Inc.	13,257
		19,791
	Biotechnology — 1.6%
242	Celgene Corp. (a)	13,945
180	Vertex Pharmaceuticals, Inc. (a)	6,728
		20,673
	Capital Markets — 4.5%
126	Affiliated Managers Group, Inc. (a) (c)	13,220
359	E*Trade Financial Corp. (a)	8,058
209	Investment Technology Group, Inc. (a)	8,960
273	Lazard Ltd., Class A (Bermuda)	12,937
356	T. Rowe Price Group, Inc.	15,595
		58,770
	Commercial Banks — 0.9%
137	Zions Bancorporation	11,270
	Commercial Services & Supplies — 6.0%
381	Brady Corp., Class A (c)	14,204
112	Corporate Executive Board Co.	9,822
342	Corrections Corp. of America (a)	15,453
685	Steelcase, Inc.	12,443
208	Stericycle, Inc. (a) (c)	15,727
263	Waste Connections, Inc. (a) (c)	10,936
		78,585
	Communications Equipment — 1.3%
367	Harris Corp.	16,821
	Computers & Peripherals — 4.0%
323	NCR Corp. (a)	13,818
353	Network Appliance, Inc. (a)	13,876
505	Seagate Technology (Cayman Islands)	13,382
2,010	Sun Microsystems, Inc. (a)	10,894
		51,970
	Diversified Consumer Services — 1.8%
154	ITT Educational Services, Inc. (a)	10,228
243	Weight Watchers International, Inc.	12,775
		23,003
	Diversified Financial Services — 2.4%
62	CBOT Holdings, Inc., Class A (a)	9,361
213	CIT Group, Inc.	11,890
200	International Securities Exchange Holdings, Inc.	9,349
		30,600
	Diversified Telecommunication Services — 2.1%
324	NeuStar, Inc., Class A (a)	10,510
830	Time Warner Telecom, Inc., Class A (a)	16,544
		27,054
	Electrical Equipment — 3.3%
477	General Cable Corp. (a)	20,832
453	Roper Industries, Inc.	22,774
		43,606
	Electronic Equipment & Instruments — 2.9%
409	Amphenol Corp., Class A	25,400
619	Ingram Micro, Inc., Class A (a)	12,631
		38,031
	Energy Equipment & Services — 3.3%
260	BJ Services Co.	7,632
145	FMC Technologies, Inc. (a)	8,961
134	National Oilwell Varco, Inc. (a)	8,170
105	Noble Corp.	8,011
251	Oceaneering International, Inc. (a)	9,977
		42,751
	Food & Staples Retailing — 0.9%
333	Safeway, Inc.	11,515
	Gas Utilities — 0.8%
119	Questar Corp.	9,908
	Health Care Equipment & Supplies — 2.8%
167	Advanced Medical Optics, Inc. (a)	5,861
159	Hologic, Inc. (a) (c)	7,508
115	Idexx Laboratories, Inc. (a)	9,151
279	Mentor Corp. (c)	13,618
		36,138
	Health Care Providers & Services — 5.1%
443	DaVita, Inc. (a)	25,206
514	Lincare Holdings, Inc. (a)	20,474
177	Medco Health Solutions, Inc. (a)	9,464
364	VCA Antech, Inc. (a)	11,708
		66,852
	Health Care Technology — 1.0%
287	Cerner Corp. (a)	13,036

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 4.4%
545	Burger King Holdings, Inc. (a) (c)	11,499
142	Chipotle Mexican Grill, Inc., Class A (a) (c)	8,083
297	International Game Technology	13,726
461	Scientific Games Corp., Class A (a) (c)	13,948
338	Tim Hortons, Inc. (Canada)	9,786
		57,042
	Household Durables — 0.7%
167	Garmin Ltd. (Cayman Islands) (c)	9,301
	Insurance — 3.6%
118	Everest Re Group Ltd. (Bermuda)	11,567
213	Hanover Insurance Group, Inc. (The)	10,399
415	OneBeacon Insurance Group Ltd. (a)	11,629
455	Security Capital Assurance Ltd. (Bermuda)	12,674
		46,269
	Internet & Catalog Retail — 1.4%
316	Coldwater Creek, Inc. (a) (c)	7,736
242	Priceline.com, Inc. (a) (c)	10,571
		18,307
	Internet Software & Services — 1.2%
128	Akamai Technologies, Inc. (a)	6,821
157	Digital River, Inc. (a) (c)	8,781
		15,602
	IT Services — 4.2%
253	Alliance Data Systems Corp. (a) (c)	15,793
323	CheckFree Corp. (a) (c)	12,989
85	Cognizant Technology Solutions Corp., Class A (a)	6,566
554	VeriFone Holdings, Inc. (a)	19,622
		54,970
	Leisure Equipment & Products — 0.9%
309	Pool Corp. (c)	12,084
	Life Sciences Tools & Services — 1.1%
243	Covance, Inc. (a) (c)	14,321
	Machinery — 0.6%
105	Parker Hannifin Corp.	8,088
	Marine — 0.9%
185	American Commercial Lines, Inc. (a) (c)	12,146
	Office Electronics — 0.7%
266	Zebra Technologies Corp., Class A (a)	9,251
	Oil, Gas & Consumable Fuels — 2.9%
150	Apache Corp.	9,976
298	Forest Oil Corp. (a)	9,752
251	Southwestern Energy Co. (a)	8,810
209	XTO Energy, Inc.	9,819
		38,357
	Personal Products — 0.4%
152	Bare Escentuals, Inc. (a)	4,720
	Pharmaceuticals — 3.2%
343	Adams Respiratory Therapeutics, Inc. (a) (c)	13,990
119	Allergan, Inc.	14,297
224	Shire plc ADR (United Kingdom)	13,846
		42,133
	Semiconductors & Semiconductor Equipment — 4.0%
269	Broadcom Corp., Class A (a)	8,705
259	KLA-Tencor Corp.	12,876
253	MEMC Electronic Materials, Inc. (a)	9,910
288	Microchip Technology, Inc.	9,409
307	NVIDIA Corp. (a)	11,347	>
		52,247
	Software — 5.5%
610	Activision, Inc. (a)	10,516
254	Adobe Systems, Inc. (a)	10,455
332	Amdocs Ltd. (United Kingdom) (a)	12,878
791	BEA Systems, Inc. (a)	9,945
349	Citrix Systems, Inc. (a)	9,435
189	Salesforce.com, Inc. (a)	6,889
460	Sybase, Inc. (a)	11,355
		71,473
	Specialty Retail — 7.3%
538	Circuit City Stores, Inc. (c)	10,218
302	GameStop Corp., Class A (a) (c)	16,649
430	Office Depot, Inc. (a)	16,398
449	PetSmart, Inc.	12,967
402	Tiffany & Co.	15,763
479	TJX Cos., Inc.	13,652
405	United Auto Group, Inc. (c)	9,555
		95,202
	Textiles, Apparel & Luxury Goods — 2.9%
259	Coach, Inc. (a)	11,118
361	Jones Apparel Group, Inc.	12,075
182	Polo Ralph Lauren Corp.	14,142
		37,335
	Trading Companies & Distributors — 0.8%
252	GATX Corp. (c)	10,936

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.5%
289	American Tower Corp., Class A (a)	10,778
302	NII Holdings, Inc. (a) (c)	19,470
257	Rogers Communications, Inc., Class B (Canada)	15,305
		45,553
	Total Common Stocks (Cost $1,094,844)	1,285,158
Short-Term Investment — 2.0%
	Investment Company — 2.0%
26,376	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $26,376)	26,376

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 12.0%
	Certificates of Deposit — 1.8%
6,000	Credit Industriel et Commercial, London, 5.35%, 01/26/07	6,000
6,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	6,000
9,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	9,000
2,000	Norinchukin Bank, New York, 5.35%, 02/27/07	2,000
		23,000
	Commercial Paper — 1.1%
7,865	Thames Asset Global Securities, 5.34%, 04/16/07	7,865
6,965	Tulip Funding Corporation, 5.38%, 01/30/07	6,965
		14,830
	Corporate Notes — 5.9%
7,000	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	7,000
5,000	Banque Federative du Credit Mutuel FRN, 5.35%, 07/13/07	5,000
1,000	CC USA, Inc., FRN, 5.37%, 01/25/08	1,000
10,750	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	10,750
10,500	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	10,500
5,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	5,000
4,500	Morgan Stanley & Co., Inc., FRN, 5.49%, 01/29/08	4,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Corporate Notes — Continued
4,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
3,999	National City Bank, Cleveland, FRN, 5.35%, 09/18/07	3,999
5,000	National Rural Utilities Coop., FRN, 5.33%, 01/29/08	5,000
6,003	Nationwide Building Society, FRN, 5.32%, 01/29/08	6,003
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
7,500	World Savings Bank FSB, FRN, 5.41%, 06/20/08	7,500
		76,251
	Repurchase Agreements — 1.7%
12,434	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $12,441, collateralized by U.S. Government Agency Mortgages	12,434
10,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,000
		22,434
	Time Deposits — 1.5%
10,000	Deutsche Bank, London, 5.34%, 02/20/07	10,000
9,000	Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	9,000
		19,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $155,515)	155,515
	Total Investments — 112.7% (Cost $1,276,735)	1,467,049
	Liabilities in Excess of Other Assets — (12.7)%	(165,268)
	NET ASSETS — 100.0%	$1,301,781

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 1.2%
72	Alliant Techsystems, Inc. (a) (c)	5,645
52	L-3 Communications Holdings, Inc.	4,261
		9,906
	Beverages — 1.8%
79	Brown-Forman Corp., Class B	5,220
357	Constellation Brands, Inc., Class A (a)	10,354
		15,574
	Building Products — 0.6%
116	American Standard Cos., Inc.	5,328
	Capital Markets — 3.3%
31	Bear Stearns Cos., Inc. (The)	5,062
293	E*Trade Financial Corp. (a)	6,569
70	Legg Mason, Inc.	6,654
96	Mellon Financial Corp.	4,046
95	Northern Trust Corp.	5,784
		28,115
	Chemicals — 3.1%
105	Albemarle Corp.	7,549
125	Lubrizol Corp.	6,251
67	PPG Industries, Inc.	4,321
102	Sigma-Aldrich Corp.	7,951
		26,072
	Commercial Banks — 5.9%
156	Compass Bancshares, Inc.	9,282
127	Cullen/Frost Bankers, Inc.	7,067
55	M&T Bank Corp.	6,682
112	Mercantile Bankshares Corp.	5,243
228	Synovus Financial Corp.	7,014
187	TCF Financial Corp.	5,138
117	Zions Bancorporation	9,645
		50,071
	Commercial Services & Supplies — 0.5%
109	Republic Services, Inc.	4,417
	Computers & Peripherals — 1.0%
205	NCR Corp. (a)	8,761
	Construction Materials — 1.6%
87	Florida Rock Industries, Inc. (c)	3,761
114	Vulcan Materials Co.	10,272
		14,033
	Containers & Packaging — 1.5%
188	Ball Corp.	8,210
101	Temple-Inland, Inc.	4,640
		12,850
	Distributors — 0.8%
141	Genuine Parts Co.	6,692
	Diversified Consumer Services — 0.3%
86	Sotheby’s (c)	2,665
	Diversified Telecommunication Services — 1.7%
198	CenturyTel, Inc.	8,653
428	Windstream Corp.	6,083
		14,736
	Electric Utilities — 4.1%
213	American Electric Power Co., Inc.	9,057
124	Edison International	5,649
91	FirstEnergy Corp.	5,481
193	PPL Corp.	6,899
293	Westar Energy, Inc. (c)	7,604
		34,690
	Electrical Equipment — 0.8%
207	Ametek, Inc. (c)	6,605
	Electronic Equipment & Instruments — 1.8%
80	Amphenol Corp., Class A	4,966
235	Arrow Electronics, Inc. (a)	7,408
122	Jabil Circuit, Inc.	2,988
		15,362
	Energy Equipment & Services — 0.7%
74	Complete Production Services, Inc. (a)	1,571
88	Unit Corp. (a)	4,259
		5,830
	Food & Staples Retailing — 2.1%
105	BJ’s Wholesale Club, Inc. (a) (c)	3,257
176	Safeway, Inc.	6,079
237	SUPERVALU, Inc.	8,473
		17,809
	Food Products — 2.2%
182	Dean Foods Co. (a)	7,687
400	Del Monte Foods Co.	4,412
143	Hershey Co. (The)	7,126
		19,225

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 2.7%
120	Energen Corp.	5,610
140	ONEOK, Inc.	6,054
62	Questar Corp.	5,174
223	UGI Corp.	6,075
		22,913
	Health Care Providers & Services — 3.9%
135	Community Health Systems, Inc. (a)	4,919
219	Coventry Health Care, Inc. (a)	10,973
85	DaVita, Inc. (a)	4,829
56	Henry Schein, Inc. (a) (c)	2,723
138	Omnicare, Inc.	5,339
80	Quest Diagnostics, Inc.	4,219
		33,002
	Hotels, Restaurants & Leisure — 4.1%
296	Applebee’s International, Inc. (c)	7,300
260	Hilton Hotels Corp.	9,067
106	Marriott International, Inc., Class A	5,034
202	OSI Restaurant Partners, Inc.	7,907
65	Vail Resorts, Inc. (a) (c)	2,891
42	Yum! Brands, Inc.	2,475
		34,674
	Household Durables — 2.3%
45	Centex Corp.	2,521
122	Fortune Brands, Inc.	10,452
117	Jarden Corp. (a)	4,077
52	Lennar Corp., Class A	2,738
		19,788
	Household Products — 1.1%
141	Clorox Co.	9,039
	Industrial Conglomerates — 1.1%
72	Carlisle Cos., Inc. (c)	5,668
139	Walter Industries, Inc.	3,765
		9,433
	Insurance — 8.8%
228	Assurant, Inc.	12,608
143	Cincinnati Financial Corp.	6,459
46	Everest Re Group Ltd. (Bermuda)	4,464
169	Fidelity National Financial, Inc., Class A	4,043
124	Hanover Insurance Group, Inc. (The)	6,066
126	IPC Holdings Ltd. (Bermuda)	3,963
513	Old Republic International Corp.	11,940
112	OneBeacon Insurance Group Ltd. (a)	3,139
79	Principal Financial Group	4,608
81	ProAssurance Corp. (a) (c)	4,038
127	Protective Life Corp.	6,051
54	Safeco Corp.	3,353
117	W.R. Berkley Corp.	4,048
		74,780
	Internet & Catalog Retail — 0.5%
218	Liberty Media Holding Corp. – Interactive, Class A (a)	4,709
	IT Services — 0.7%
55	Affiliated Computer Services, Inc., Class A (a)	2,681
87	Fidelity National Information Services, Inc.	3,482
		6,163
	Machinery — 2.4%
125	Crane Co.	4,595
109	Dover Corp.	5,363
42	Harsco Corp.	3,166
69	Kennametal, Inc.	4,066
198	Mueller Water Products, Inc., Class B (a) (i)	2,956
		20,146
	Media — 3.6%
100	Cablevision Systems Corp., Class A	2,840
224	Clear Channel Communications, Inc.	7,950
139	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,882
217	Interactive Data Corp. (c)	5,212
122	McClatchy Co., Class A (c)	5,284
276	Regal Entertainment Group, Class A	5,887
		31,055
	Multi-Utilities — 3.8%
226	Energy East Corp.	5,612
235	MDU Resources Group, Inc. (c)	6,018
175	NSTAR (c)	6,020
170	PG&E Corp.	8,027
170	SCANA Corp.	6,889
		32,566
	Multiline Retail — 0.5%
109	Federated Department Stores, Inc.	4,160
	Office Electronics — 0.8%
393	Xerox Corp. (a)	6,655

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 4.8%
112	Consol Energy, Inc.	3,592
103	Devon Energy Corp.	6,925
87	Energy Transfer Equity LP	2,729
120	Helix Energy Solutions Group, Inc. (a) (c)	3,774
100	Kinder Morgan, Inc.	10,543
129	Newfield Exploration Co. (a)	5,932
280	Williams Cos., Inc.	7,306
		40,801
	Personal Products — 0.6%
137	Estee Lauder Cos., Inc., (The), Class A	5,580
	Pharmaceuticals — 0.5%
325	Warner Chilcott Ltd. (Bermuda) (a)	4,485
	Real Estate Investment Trusts (REITs) — 8.1%
43	AMB Property Corp.	2,491
20	AvalonBay Communities, Inc.	2,536
37	Boston Properties, Inc.	4,140
197	Cousins Properties, Inc. (c)	6,948
111	Douglas Emmett, Inc. (m)	2,941
136	Host Hotels & Resorts, Inc.	3,346
235	iStar Financial, Inc.	11,242
103	Kimco Realty Corp.	4,616
52	Liberty Property Trust (c)	2,546
87	Plum Creek Timber Co., Inc.	3,455
90	PS Business Parks, Inc., Class A (c)	6,364
185	Rayonier, Inc.,	7,596
157	Sunstone Hotel Investors, Inc. (c)	4,186
86	United Dominion Realty Trust, Inc. (c)	2,739
36	Vornado Realty Trust	4,338
		69,484
	Real Estate Management & Development — 1.5%
204	Brookfield Properties Corp.	8,037
89	Forest City Enterprises, Inc., Class A (c)	5,174
		13,211
	Road & Rail — 0.7%
124	Norfolk Southern Corp.	6,241
	Specialty Retail — 5.8%
39	Abercrombie & Fitch Co.	2,729
247	AutoNation, Inc. (a)	5,266
97	AutoZone, Inc. (a)	11,198
74	Bed Bath & Beyond, Inc. (a)	2,804
331	Limited Brands, Inc.	9,570
238	Tiffany & Co.	9,347
301	TJX Cos., Inc.	8,582
		49,496
	Textiles, Apparel & Luxury Goods — 2.8%
132	Columbia Sportswear Co. (c)	7,347
198	V.F. Corp.	16,211
		23,558
	Thrifts & Mortgage Finance — 1.4%
432	Hudson City Bancorp, Inc.	5,992
102	MGIC Investment Corp.	6,348
		12,340
	Wireless Telecommunication Services — 0.5%
79	Telephone & Data Systems, Inc.	3,908
	Total Common Stocks (Cost $625,586)	836,928
Short-Term Investments — 2.2%
	Investment Company — 2.2%
19,019	JPMorgan Liquid Assets Money Market Fund (b) (Cost $19,019)	19,019

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Certificates of Deposit — 2.3%
5,999	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	5,999
1,502	Credit Industriel et Commercial, London, 5.34%, 01/24/07	1,502
4,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	4,000
8,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	8,000
		19,501
	Corporate Notes — 2.4%
1,500	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	1,500
2,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	2,000
3,600	Beta Finance, Inc., FRN, 5.38%, 03/15/07	3,600
4,000	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	4,000
1,000	Macquarie Bank Ltd., FRN, 5.36%, 04/20/07	1,000
2,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	2,000
3,000	Morgan Stanley & Co., Inc., FRN, 5.49%, 01/29/08	3,000
3,000	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	3,000
		20,100

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 2.2%
10,450	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,456, collateralized by U.S. Government Agency Mortgages	10,450
8,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $8,005, collateralized by U.S. Government Agency Mortgages	8,000
		18,450
	Time Deposit — 0.3%
3,000	Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	3,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $61,051)	61,051
	Total Investments — 107.4% (Cost $705,656)	916,998
	Liabilities in Excess of Other Assets — (7.4)%	(63,390)
	NET ASSETS — 100.0%	$853,608

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 2.9%
8	Boeing Co.	728
9	General Dynamics Corp.	632
9	Precision Castparts Corp.	740
		2,100
	Airlines — 1.0%
29	Skywest, Inc.	750
	Biotechnology — 2.4%
13	Celgene Corp. (a)	736
10	Gilead Sciences, Inc. (a)	672
10	Vertex Pharmaceuticals, Inc. (a)	367
		1,775
	Capital Markets — 6.6%
7	Affiliated Managers Group, Inc. (a) (c)	699
11	Investment Technology Group, Inc. (a)	489
9	KBW, Inc. (a) (c)	267
15	Lazard Ltd., Class A (Bermuda)	731
13	Morgan Stanley	1,075
11	State Street Corp.	728
19	T. Rowe Price Group, Inc.	819
		4,808
	Commercial Banks — 1.6%
20	Wells Fargo & Co.	725
6	Zions Bancorp	470
		1,195
	Commercial Services & Supplies — 3.6%
16	Brady Corp., Class A	608
17	Corrections Corp. of America (a)	746
10	Stericycle, Inc. (a) (c)	717
13	Waste Connections, Inc. (a) (c)	540
		2,611
	Communications Equipment — 4.9%
80	Cisco Systems, Inc. (a)	2,184
27	Corning, Inc. (a)	496
20	Harris Corp.	908
		3,588
	Computers & Peripherals — 3.7%
9	Apple Computer, Inc. (a)	725
17	Hewlett-Packard Co.	717
17	Rackable Systems, Inc. (a) (c)	533
29	Seagate Technology (Cayman Islands)	755
		2,730
	Diversified Consumer Services — 1.4%
45	INVESTools, Inc. (a) (c)	615
6	ITT Educational Services, Inc. (a)	418
		1,033
	Diversified Financial Services — 1.7%
2	CBOT Holdings, Inc., Class A (a)	303
1	Chicago Mercantile Exchange Holdings, Inc., Class A	459
11	International Securities Exchange Holdings, Inc.	505
		1,267
	Diversified Telecommunication Services — 1.8%
17	NeuStar, Inc., Class A (a)	542
37	Time Warner Telecom, Inc., Class A (a)	737
		1,279
	Electrical Equipment — 2.9%
25	General Cable Corp. (a) (c)	1,112
20	Roper Industries, Inc.	980
		2,092
	Electronic Equipment & Instruments — 1.4%
17	Amphenol Corp., Class A	1,043
	Energy Equipment & Services — 1.5%
6	Noble Corp.	426
11	Schlumberger Ltd.	689
		1,115
	Food & Staples Retailing — 1.7%
25	CVS Corp.	781
15	Safeway, Inc.	501
		1,282
	Health Care Equipment & Supplies — 1.4%
12	DJO, Inc. (a) (c)	503
6	Idexx Laboratories, Inc. (a)	500
		1,003
	Health Care Providers & Services — 5.4%
22	DaVita, Inc. (a)	1,247
46	Gentiva Health Services, Inc. (a) (c)	881
29	Lincare Holdings, Inc. (a)	1,155
20	VCA Antech, Inc. (a)	647
		3,930
	Health Care Technology — 0.9%
15	Cerner Corp. (a)	664

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.5%
30	Burger King Holdings, Inc. (a) (c)	631
16	International Game Technology	753
21	Scientific Games Corp., Class A (a) (c)	629
18	Tim Hortons, Inc. (Canada)	524
		2,537
	Household Durables — 0.7%
10	Garmin Ltd. (Cayman Islands) (c)	529
	Insurance — 3.2%
5	Everest Re Group Ltd. (Bermuda)	530
12	Hanover Insurance Group, Inc. (The)	595
23	OneBeacon Insurance Group Ltd. (a)	636
20	Security Capital Assurance Ltd. (Bermuda)	551
		2,312
	Internet & Catalog Retail — 0.8%
14	Priceline.com, Inc. (a) (c)	606
	Internet Software & Services — 2.4%
6	Akamai Technologies, Inc. (a)	318
9	Digital River, Inc. (a) (c)	480
2	Google, Inc., Class A (a)	921
		1,719
	IT Services — 5.1%
14	Alliance Data Systems Corp. (a)	903
18	CheckFree Corp. (a) (c)	735
4	Cognizant Technology Solutions Corp., Class A (a)	324
23	Isilon Systems, Inc. (a) (c)	629
31	VeriFone Holdings, Inc. (a)	1,112
		3,703
	Life Sciences Tools & Services — 0.8%
10	Covance, Inc. (a)	565
	Marine — 0.9%
10	American Commercial Lines, Inc. (a) (c)	629
	Media — 3.1%
21	Comcast Corp., Class A (a)	893
29	News Corp., Class B	652
21	Walt Disney Co.	717
		2,262
	Multiline Retail — 0.7%
7	Kohl’s Corp. (a)	486
	Office Electronics — 0.7%
15	Zebra Technologies Corp., Class A (a)	515
	Oil, Gas & Consumable Fuels — 2.7%
7	Apache Corp.	486
15	Forest Oil Corp. (a)	503
13	Southwestern Energy Co. (a)	456
11	XTO Energy, Inc.	508
		1,953
	Personal Products — 0.3%
8	Bare Escentuals, Inc. (a)	258
	Pharmaceuticals — 7.3%
18	Abbott Laboratories	882
17	Adams Respiratory Therapeutics, Inc. (a)	686
5	Allergan, Inc.	646
21	Merck & Co., Inc.	902
40	Schering-Plough Corp.	941
12	Shire plc ADR (United Kingdom) (c)	741
11	Wyeth	563
		5,361
	Semiconductors & Semiconductor Equipment — 2.4%
11	KLA-Tencor Corp.	547
15	NVIDIA Corp. (a)	570
33	Trident Microsystems, Inc. (a)	604
		1,721
	Software — 6.9%
35	Activision, Inc. (a)	598
17	Amdocs Ltd. (United Kingdom) (a)	670
34	BEA Systems, Inc. (a)	434
18	Citrix Systems, Inc. (a)	473
58	Microsoft Corp.	1,735
47	Nuance Communications, Inc. (a) (c)	543
25	Sybase, Inc. (a)	613
		5,066
	Specialty Retail — 6.4%
14	Best Buy Co., Inc.	681
16	GameStop Corp., Class A (a) (c)	882
22	PetSmart, Inc.	621
22	Staples, Inc.	595
17	Tiffany & Co.	679
26	TJX Cos., Inc.	747
19	United Auto Group, Inc. (c)	441
		4,646
	Textiles, Apparel & Luxury Goods — 1.5%
18	Heelys, Inc. (a) (c)	584
7	Polo Ralph Lauren Corp.	505
		1,089

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tobacco — 1.2%
10	Altria Group, Inc.	892
	Trading Companies & Distributors — 0.7%
12	GATX Corp. (c)	503
	Wireless Telecommunication Services — 1.0%
17	America Movil S.A. de C.V. ADR, Series L (Mexico)	751
	Total Common Stocks (Cost $62,367)	72,368
Short-Term Investment — 1.6%
	Investment Company — 1.6%
1,158	JPMorgan Prime Money Market Fund (b)(m) (Cost $1,158)	1,158

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 14.5%
	Certificates of Deposit — 1.1%
400	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	400
375	Societe Generale, New York, FRN, 5.34%, 06/20/07	375
		775
	Corporate Notes — 3.1%
300	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	300
400	American Express Credit Corp., FRN, 5.35%, 06/12/07	400
250	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	250
400	Beta Finance, Inc., FRN, 5.38%, 03/15/07	400
300	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	300
300	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	300
350	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	350
		2,300
	Repurchase Agreements — 10.3%
1,107	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,108, collateralized by U.S. Government Agency Mortgages	1,107
2,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,200	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 1/2/2007, repurchase price $2,201, collateralized by U.S. Government Agency Mortgages	2,200
2,200	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,201, collateralized by U.S. Government Agency Mortgages	2,200
		7,507
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,582)	10,582
	Total Investments — 115.2% (Cost $74,107)	84,108
	Liabilities in Excess of Other Assets — (15.2)%	(11,112)
	NET ASSETS — 100.0%	$72,996

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.1%
22	Precision Castparts Corp.	1,738
26	Rockwell Collins, Inc.	1,617
		3,355
	Airlines — 0.8%
18	Continental Airlines, Inc., Class B (a) (c)	742
59	Skywest, Inc.	1,508
		2,250
	Beverages — 1.2%
23	Brown-Forman Corp., Class B	1,554
68	Constellation Brands, Inc., Class A (a)	1,965
		3,519
	Biotechnology — 0.8%
28	Celgene Corp. (a)	1,588
21	Vertex Pharmaceuticals, Inc. (a)	767
		2,355
	Building Products — 0.5%
30	American Standard Cos., Inc.	1,376
	Capital Markets — 3.3%
14	Affiliated Managers Group, Inc. (a) (c)	1,503
91	E*Trade Financial Corp. (a)	2,031
24	Investment Technology Group, Inc. (a)	1,021
31	Lazard Ltd., Class A (Bermuda)	1,474
22	Northern Trust Corp.	1,329
57	T. Rowe Price Group, Inc.	2,508
		9,866
	Chemicals — 1.8%
25	Albemarle Corp.	1,825
25	PPG Industries, Inc.	1,605
23	Sigma-Aldrich Corp.	1,819
		5,249
	Commercial Banks — 3.9%
28	Cullen/Frost Bankers, Inc.	1,563
20	M&T Bank Corp.	2,468
69	Synovus Financial Corp.	2,130
42	TCF Financial Corp.	1,160
34	Wilmington Trust Corp.	1,442
35	Zions Bancorp	2,906
		11,669
	Commercial Services & Supplies — 3.4%
43	Brady Corp., Class A (c)	1,618
13	Corporate Executive Board Co.	1,123
39	Corrections Corp. of America (a)	1,759
33	Republic Services, Inc.	1,322
78	Steelcase, Inc.	1,418
24	Stericycle, Inc. (a) (c)	1,789
30	Waste Connections, Inc. (a)	1,247
		10,276
	Communications Equipment — 0.6%
42	Harris Corp.	1,917
	Computers & Peripherals — 2.5%
74	NCR Corp. (a)	3,158
40	Network Appliance, Inc. (a)	1,581
58	Seagate Technology (Cayman Islands)	1,524
229	Sun Microsystems, Inc. (a)	1,241
		7,504
	Construction Materials — 0.8%
28	Vulcan Materials Co.	2,534
	Containers & Packaging — 0.7%
48	Ball Corp.	2,075
	Distributors — 0.8%
54	Genuine Parts Co.	2,538
	Diversified Consumer Services — 0.9%
18	ITT Educational Services, Inc. (a)	1,161
28	Weight Watchers International, Inc.	1,458
		2,619
	Diversified Financial Services — 1.2%
7	CBOT Holdings, Inc., Class A (a)	1,060
24	CIT Group, Inc.	1,361
23	International Securities Exchange Holdings, Inc.	1,053
		3,474
	Diversified Telecommunication Services — 2.5%
53	CenturyTel, Inc.	2,314
37	NeuStar, Inc., Class A (a)	1,197
95	Time Warner Telecom, Inc., Class A (a)	1,885
149	Windstream Corp.	2,124
		7,520
	Electric Utilities — 1.9%
43	American Electric Power Co., Inc.	1,840
20	FirstEnergy Corp.	1,230
34	PPL Corp.	1,229
53	Westar Energy, Inc.	1,363
		5,662

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 2.2%
49	Ametek, Inc.	1,551
54	General Cable Corp. (a)	2,373
52	Roper Industries, Inc.	2,592
		6,516
	Electronic Equipment & Instruments — 2.7%
65	Amphenol Corp., Class A	4,054
42	Arrow Electronics, Inc. (a)	1,322
70	Ingram Micro, Inc., Class A (a)	1,437
48	Jabil Circuit, Inc.	1,186
		7,999
	Energy Equipment & Services — 1.6%
30	BJ Services Co.	871
17	FMC Technologies, Inc. (a)	1,023
15	National Oilwell Varco, Inc. (a)	930
12	Noble Corp.	914
29	Oceaneering International, Inc. (a)	1,135
		4,873
	Food & Staples Retailing — 1.0%
38	Safeway, Inc.	1,313
47	SUPERVALU, Inc.	1,666
		2,979
	Food Products — 0.8%
35	Dean Foods Co. (a)	1,467
91	Del Monte Foods Co.	1,007
		2,474
	Gas Utilities — 1.9%
36	Energen Corp.	1,676
36	Questar Corp.	2,956
42	UGI Corp.	1,154
		5,786
	Health Care Equipment & Supplies — 1.4%
19	Advanced Medical Optics, Inc. (a)	669
18	Hologic, Inc. (a)	851
13	Idexx Laboratories, Inc. (a)	1,047
32	Mentor Corp. (c)	1,554
		4,121
	Health Care Providers & Services — 5.1%
43	Community Health Systems, Inc. (a)	1,578
66	Coventry Health Care, Inc. (a)	3,296
50	DaVita, Inc. (a)	2,868
10	Henry Schein, Inc. (a)	474
59	Lincare Holdings, Inc. (a)	2,330
20	Medco Health Solutions, Inc. (a)	1,082
31	Omnicare, Inc.	1,178
22	Quest Diagnostics, Inc.	1,161
41	VCA Antech, Inc. (a)	1,333
		15,300
	Health Care Technology — 0.5%
33	Cerner Corp. (a)	1,479
	Hotels, Restaurants & Leisure — 3.7%
67	Applebee’s International, Inc.	1,658
61	Burger King Holdings, Inc. (a)	1,293
16	Chipotle Mexican Grill, Inc., Class A (a) (c)	918
54	Hilton Hotels Corp.	1,867
34	International Game Technology	1,562
31	OSI Restaurant Partners, Inc.	1,227
53	Scientific Games Corp. (a)	1,590
39	Tim Hortons, Inc. (Canada)	1,115
		11,230
	Household Durables — 1.5%
31	Fortune Brands, Inc.	2,613
19	Garmin Ltd. (Cayman Islands) (c)	1,057
22	Jarden Corp. (a)	769
		4,439
	Household Products — 0.6%
30	Clorox Co.	1,892
	Industrial Conglomerates — 0.9%
20	Carlisle Cos., Inc.	1,586
37	Walter Industries, Inc.	998
		2,584
	Insurance — 6.4%
66	Assurant, Inc.	3,663
39	Cincinnati Financial Corp.	1,765
26	Everest Re Group Ltd. (Bermuda)	2,590
24	Hanover Insurance Group, Inc. (The)	1,181
21	IPC Holdings Ltd. (Bermuda)	654
107	Old Republic International Corp.	2,490
67	OneBeacon Insurance Group Ltd. (a)	1,868
25	Principal Financial Group, Inc.	1,438
12	Safeco Corp.	738
52	Security Capital Assurance Ltd. (Bermuda)	1,444
38	W.R. Berkley Corp.	1,298
		19,129

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.7%
36	Coldwater Creek, Inc. (a) (c)	883
28	Priceline.com, Inc. (a)	1,199
		2,082
	Internet Software & Services — 0.6%
15	Akamai Technologies, Inc. (a)	775
18	Digital River, Inc. (a)	999
		1,774
	IT Services — 2.4%
19	Affiliated Computer Services, Inc., Class A (a)	943
29	Alliance Data Systems Corp. (a)	1,796
37	CheckFree Corp. (a) (c)	1,476
10	Cognizant Technology Solutions Corp., Class A (a)	748
63	VeriFone Holdings, Inc. (a)	2,230
		7,193
	Leisure Equipment & Products — 0.5%
35	Pool Corp. (c)	1,375
	Life Sciences Tools & Services — 0.5%
28	Covance, Inc. (a)	1,632
	Machinery — 1.8%
35	Crane Co.	1,271
34	Dover Corp.	1,681
9	Harsco Corp.	715
49	Mueller Water Products, Inc., Class B (a)	733
12	Parker Hannifin Corp.	923
		5,323
	Marine — 0.5%
21	American Commercial Lines, Inc. (a) (c)	1,376
	Media — 2.4%
45	Cablevision Systems Corp., Class A	1,279
52	Clear Channel Communications, Inc.	1,830
28	Clear Channel Outdoor Holdings, Inc., Class A (a)	793
27	Interactive Data Corp.	637
29	McClatchy Co., Class A	1,247
2	Washington Post Co. (The), Class B	1,528
		7,314
	Multi-Utilities — 1.3%
42	Energy East Corp.	1,042
29	PG&E Corp.	1,372
34	SCANA Corp.	1,377
		3,791
	Multiline Retail — 0.2%
13	Federated Department Stores, Inc.	481
	Office Electronics — 0.4%
30	Zebra Technologies Corp., Class A (a)	1,054
	Oil, Gas & Consumable Fuels — 3.9%
17	Apache Corp.	1,137
31	Devon Energy Corp.	2,080
34	Forest Oil Corp. (a)	1,111
33	Helix Energy Solutions Group, Inc. (a)	1,042
24	Kinder Morgan, Inc.	2,485
29	Southwestern Energy Co. (a)	1,002
68	Williams Cos., Inc.	1,776
24	XTO Energy, Inc.	1,120
		11,753
	Personal Products — 0.5%
17	Bare Escentuals, Inc. (a)	533
23	Estee Lauder Cos., Inc. (The), Class A	955
		1,488
	Pharmaceuticals — 1.9%
39	Adams Respiratory Therapeutics, Inc. (a) (c)	1,596
14	Allergan, Inc.	1,628
26	Shire plc ADR (United Kingdom)	1,575
69	Warner Chilcott Ltd., Class A (Bermuda) (a)	958
		5,757
	Real Estate Investment Trusts (REITs) — 1.9%
42	iStar Financial, Inc.	1,989
14	Plum Creek Timber Co., Inc.	549
35	Rayonier, Inc.	1,442
14	Vornado Realty Trust	1,750
		5,730
	Real Estate Management & Development — 1.2%
54	Brookfield Properties Co.	2,139
25	Forest City Enterprises, Inc., Class A	1,437
		3,576
	Road & Rail — 0.5%
29	Norfolk Southern Corp.	1,473
	Semiconductors & Semiconductor Equipment — 2.0%
31	Broadcom Corp., Class A (a)	994
30	KLA-Tencor Corp.	1,468
29	MEMC Electronic Materials, Inc. (a)	1,119
33	Microchip Technology, Inc.	1,071
35	NVIDIA Corp. (a)	1,292
		5,944

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 2.7%
69	Activision, Inc. (a)	1,196
29	Adobe Systems, Inc. (a)	1,188
38	Amdocs Ltd. (United Kingdom) (a)	1,465
90	BEA Systems, Inc. (a)	1,131
40	Citrix Systems, Inc. (a)	1,075
22	Salesforce.com, Inc. (a)	784
52	Sybase, Inc. (a)	1,280
		8,119
	Specialty Retail — 6.7%
71	AutoNation, Inc. (a)	1,503
23	AutoZone, Inc. (a)	2,658
61	Circuit City Stores, Inc.	1,163
34	GameStop Corp., Class A (a) (c)	1,896
54	Limited Brands, Inc.	1,563
49	Office Depot, Inc. (a)	1,874
51	Petsmart, Inc.	1,481
98	Tiffany & Co.	3,826
110	TJX Cos., Inc.	3,129
46	United Auto Group, Inc. (c)	1,091
		20,184
	Textiles, Apparel & Luxury Goods — 3.0%
30	Coach, Inc. (a)	1,267
24	Columbia Sportswear Co.	1,315
41	Jones Apparel Group, Inc.	1,354
21	Polo Ralph Lauren Corp.	1,615
44	V.F. Corp.	3,587
		9,138
	Thrifts & Mortgage Finance — 0.6%
18	MGIC Investment Corp.	1,113
17	Webster Financial Corp.	804
		1,917
	Trading Companies & Distributors — 0.4%
29	GATX Corp. (c)	1,244
	Wireless Telecommunication Services — 2.3%
33	American Tower Corp., Class A (a)	1,227
34	NII Holdings, Inc. (a)	2,217
29	Rogers Communications, Inc., Class B (Canada)	1,740
32	Telephone & Data Systems, Inc.	1,592
		6,776
	Total Common Stocks (Cost $232,074)	293,053
Short-Term Investment — 2.4%
	Investment Company — 2.4%
7,358	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,358)	7,358

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.0%
	Certificate of Deposit — 0.2%
501	Credit Industrial et Commercial, London, 5.34%, 01/24/07	501
	Corporate Notes — 1.7%
1,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	1,000
1,000	American Express Credit Corp., FRN, 5.35%, 06/12/07	1,000
500	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	500
750	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	750
1,000	Morgan Stanley FRN, 5.49%, 01/29/08	1,000
900	Sigma Finance Inc., FRN, 5.37%, 10/24/07	900
		5,150
	Repurchase Agreements — 4.1%
3,382	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,384, collateralized by U.S. Government Agency Mortgages	3,382
3,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,002, collateralized by U.S. Government Agency Mortgages	3,000
3,000	Lehman Brothers Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,002, collateralized by U.S. Government Agency Mortgages	3,000
3,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,002, collateralized by U.S. Government Agency Mortgages	3,000
		12,382
	Total Investments of Cash Collateral for Securities on Loan (Cost $18,033)	18,033
	Total Investments — 106.3% (Cost $257,465)	318,444
	Liabilities in Excess of Other Assets — (6.3)%	(18,980)
	NET ASSETS — 100.0%	$299,464

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
	Common Stocks — 96.3%
	Beverages — 2.3%
1,233	Brown-Forman Corp., Class B	81,649
3,562	Constellation Brands, Inc., Class A (a)	103,378
		185,027
	Building Products — 0.9%
1,580	American Standard Cos., Inc. (c)	72,448
	Capital Markets — 2.1%
2,611	E*Trade Financial Corp. (a)	58,543
1,153	Northern Trust Corp.	69,976
918	T. Rowe Price Group, Inc.	40,194
		168,713
	Chemicals — 3.5%
1,339	Albemarle Corp.	96,120
1,316	PPG Industries, Inc.	84,526
1,232	Sigma-Aldrich Corp. (c)	95,782
		276,428
	Commercial Banks — 6.8%
1,473	Cullen/Frost Bankers, Inc.	82,206
1,063	M&T Bank Corp. (c)	129,807
3,638	Synovus Financial Corp.	112,150
2,225	TCF Financial Corp. (c)	61,007
1,846	Wilmington Trust Corp. (i)	77,842
1,030	Zions Bancorp	84,913
		547,925
	Commercial Services & Supplies — 0.9%
1,711	Republic Services, Inc.	69,603
	Computers & Peripherals — 1.0%
1,954	NCR Corp. (a)	83,536
	Construction Materials — 1.7%
1,483	Vulcan Materials Co. (c)	133,241
	Containers & Packaging — 1.4%
2,507	Ball Corp.	109,314
	Distributors — 1.7%
2,819	Genuine Parts Co. (i)	133,715
	Diversified Telecommunication Services — 2.9%
2,790	CenturyTel, Inc.	121,829
7,863	Windstream Corp.	111,819
		233,648
	Electric Utilities — 3.7%
2,272	American Electric Power Co., Inc.	96,750
1,073	FirstEnergy Corp.	64,726
1,808	PPL Corp.	64,810
2,766	Westar Energy, Inc. (c)	71,813
		298,099
	Electrical Equipment — 1.0%
2,566	Ametek, Inc. (c) (i)	81,708
	Electronic Equipment & Instruments — 2.4%
986	Amphenol Corp., Class A	61,205
2,205	Arrow Electronics, Inc. (a)	69,580
2,540	Jabil Circuit, Inc.	62,350
		193,135
	Food & Staples Retailing — 1.1%
2,452	SUPERVALU, Inc.	87,662
	Food Products — 1.6%
1,827	Dean Foods Co. (a)	77,241
4,809	Del Monte Foods Co. (c)	53,046
		130,287
	Gas Utilities — 3.1%
1,880	Energen Corp.	88,252
1,166	Questar Corp.	96,836
2,228	UGI Corp.	60,791
		245,879
	Health Care Providers & Services — 5.0%
2,273	Community Health Systems, Inc. (a)	83,002
3,467	Coventry Health Care, Inc. (a)	173,521
509	Henry Schein, Inc. (a) (c)	24,920
1,607	Omnicare, Inc. (c)	62,082
1,150	Quest Diagnostics, Inc.	60,929
		404,454
	Hotels, Restaurants & Leisure — 3.1%
3,537	Applebee’s International, Inc. (c)	87,265
2,818	Hilton Hotels Corp.	98,357
1,646	OSI Restaurant Partners, Inc. (c)	64,531
		250,153
	Household Durables — 2.2%
1,611	Fortune Brands, Inc.	137,563
1,162	Jarden Corp. (a) (c)	40,416
		177,979
	Household Products — 1.2%
1,554	Clorox Co.	99,715

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 1.7%
1,066	Carlisle Cos., Inc. (i)	83,642
1,944	Walter Industries, Inc. (c)	52,571
		136,213
	Insurance — 9.1%
3,490	Assurant, Inc. (c) (i)	192,795
2,049	Cincinnati Financial Corp.	92,839
682	Everest Re Group Ltd. (Bermuda)	66,950
1,093	IPC Holdings Ltd. (Bermuda) (c)	34,381
5,631	Old Republic International Corp. (i)	131,086
1,023	OneBeacon Insurance Group Ltd. (a)	28,641
1,291	Principal Financial Group	75,753
622	Safeco Corp.	38,881
1,979	W.R. Berkley Corp.	68,299
		729,625
	IT Services — 0.6%
1,018	Affiliated Computer Services, Inc., Class A (a) (c)	49,700
	Machinery — 2.9%
1,828	Crane Co. (c)	66,977
1,806	Dover Corp.	88,545
495	Harsco Corp.	37,646
2,588	Mueller Water Products, Inc., Class B (a) (c) (i)	38,566
		231,734
	Media — 4.8%
2,365	Cablevision Systems Corp., Class A	67,347
2,710	Clear Channel Communications, Inc.	96,306
1,496	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	41,739
1,398	Interactive Data Corp. (c) (i)	33,598
1,519	McClatchy Co., Class A (c)	65,764
106	Washington Post Co. (The), Class B	78,721
		383,475
	Multi-Utilities — 2.5%
2,213	Energy East Corp. (c)	54,877
1,524	PG&E Corp. (c)	72,150
1,783	SCANA Corp.	72,430
		199,457
	Multiline Retail — 0.3%
662	Federated Department Stores, Inc.	25,238
	Oil, Gas & Consumable Fuels — 4.9%
1,633	Devon Energy Corp.	109,528
1,747	Helix Energy Solutions Group, Inc. (a) (c)	54,816
1,236	Kinder Morgan, Inc.	130,749
3,579	Williams Cos., Inc.	93,476
		388,569
	Personal Products — 0.6%
1,233	Estee Lauder Cos., Inc., (The), Class A	50,335
	Pharmaceuticals — 0.6%
3,647	Warner Chilcott Ltd. Class A (Bermuda) (a) (c) (i)	50,396
	Real Estate Investment Trusts (REITs) — 3.8%
2,189	iStar Financial, Inc.	104,697
726	Plum Creek Timber Co., Inc.	28,921
1,851	Rayonier, Inc., (i)	75,965
760	Vornado Realty Trust	92,279
		301,862
	Real Estate Management & Development — 2.3%
2,760	Brookfield Properties Co. (Canada)	108,551
1,293	Forest City Enterprises, Inc., Class A (c) (i)	75,488
		184,039
	Road & Rail — 1.0%
1,544	Norfolk Southern Corp.	77,663
	Specialty Retail — 6.1%
3,711	AutoNation, Inc. (a)	79,128
1,209	AutoZone, Inc. (a)	139,677
2,844	Limited Brands, Inc.	82,294
2,721	Tiffany & Co.	106,784
2,907	TJX Cos., Inc.	82,913
		490,796
	Textiles, Apparel & Luxury Goods — 3.2%
1,240	Columbia Sportswear Co. (c)	69,063
2,299	V.F. Corp. (c)	188,718
		257,781
	Thrifts & Mortgage Finance — 1.3%
940	MGIC Investment Corp.	58,775
869	Webster Financial Corp. (c)	42,328
		101,103
	Wireless Telecommunication Services — 1.0%
1,692	Telephone & Data Systems, Inc. (i)	83,933
	Total Common Stocks (Cost $6,270,062)	7,724,588
Short-Term Investment — 4.0%
	Investment Company — 4.0%
320,524	JPMorgan Prime Money Market Fund (b) (m) (Cost $320,524)	320,524

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 3.4%
	Certificates of Deposit — 1.0%
7,999	Bank of Nova Scotia, New York, FRN, 5.32%, 05/21/07	7,999
25,000	Comerica, FRN, 5.33%, 08/24/07	25,000
7,009	Credit Industriel et Commercial, London, 5.34%, 01/24/07	7,009
9,499	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	9,499
20,001	Skandi, New York, FRN, 5.33%, 08/27/07	20,001
9,999	Sun Trust Bank, Atlanta, FRN, 5.34%, 06/28/07	9,999
		79,507
	Corporate Notes — 2.3%
2,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	2,000
11,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	11,000
15,015	Anglo Irish Bank Corp plc, FRN, 5.38%, 01/29/08	15,015
16,050	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	16,050
8,500	Beta Finance, Inc., FRN, 5.38%, 03/15/07	8,500
	Dorada Finance Inc.,
3,500	FRN, 5.37%, 01/14/08	3,500
25,000	FRN, 5.38%, 11/15/07	25,000
20,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	20,000
5,000	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	5,000
19,998	Links Finance LLC, FRN, 5.37%, 10/15/07	19,998
15,500	Morgan Stanley & Cos., Inc., FRN, 5.49%, 01/29/08	15,500
22,997	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	22,997
15,000	National Rural Utilities Coop., Finance, FRN, 5.33%, 01/29/08	15,000
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
1,000	Sigma Finance Inc., FRN, 5.37%, 10/24/07	1,000
		185,560
	Repurchase Agreement — 0.1%
5,607	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $5,610, collateralized by U.S. Government Agency Mortgages	5,607
	Total Investments of Cash Collateral for Securities on Loan (Cost $270,674)	270,674
	Total Investments — 103.7% (Cost $6,861,260)	8,315,786
	Liabilities in Excess of Other Assets — (3.7)%	(298,241)
	NET ASSETS — 100.0%	$8,017,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 93.8% (j)
	Common Stocks — 93.8%
	Aerospace & Defense — 1.3%
151	Ceradyne, Inc. (a)	8,538
37	L-3 Communications Holdings, Inc.	2,997
83	Lockheed Martin Corp.	7,617
140	Raytheon Co.	7,410
		26,562
	Airlines — 1.0%
116	Alaska Air Group, Inc. (a)	4,595
166	AMR Corp. (a)	5,015
154	Continental Airlines, Inc., Class B (a)	6,352
150	Skywest, Inc.	3,825
20	U.S. Airways Group, Inc. (a)	1,103
		20,890
	Auto Components — 0.4%
461	ArvinMeritor, Inc.	8,408
	Automobiles — 0.7%
222	General Motors Corp.	6,817
20	Harley-Davidson, Inc.	1,374
167	Thor Industries, Inc.	7,361
		15,552
	Beverages — 0.6%
19	Hansen Natural Corp. (a)	638
80	Molson Coors Brewing Co., Class B	6,086
207	Pepsi Bottling Group, Inc.	6,393
		13,117
	Biotechnology — 1.3%
144	Alkermes, Inc. (a)	1,925
29	Amgen, Inc. (a)	1,953
116	Cephalon, Inc. (a)	8,144
216	ImClone Systems, Inc. (a)	5,788
330	Millennium Pharmaceuticals, Inc. (a)	3,597
88	United Therapeutics Corp. (a)	4,811
		26,218
	Building Products — 0.9%
239	Lennox International, Inc.	7,307
246	Masco Corp.	7,339
21	NCI Building Systems, Inc. (a)	1,101
62	Universal Forest Products, Inc.	2,894
		18,641
	Capital Markets — 2.5%
65	Bear Stearns Cos., Inc. (The)	10,599
51	Goldman Sachs Group, Inc.	10,109
248	Knight Capital Group, Inc., Class A (a)	4,745
134	Lehman Brothers Holdings, Inc.	10,454
21	Merrill Lynch & Co., Inc.	1,923
131	Morgan Stanley	10,667
123	optionsXpress Holdings, Inc.	2,787
34	SEI Investments Co.	2,024
		53,308
	Chemicals — 2.8%
91	Albemarle Corp.	6,569
302	Celanese Corp., Class A	7,819
26	Cytec Industries, Inc.	1,453
216	H.B. Fuller Co.	5,583
140	Hercules, Inc. (a)	2,695
120	International Flavors & Fragrances, Inc.	5,910
136	Lubrizol Corp.	6,840
272	Lyondell Chemical Co.	6,964
271	Olin Corp.	4,475
120	OM Group, Inc. (a)	5,423
144	Westlake Chemical Corp.	4,529
		58,260
	Commercial Banks — 1.8%
97	Comerica, Inc.	5,663
150	Keycorp	5,710
110	National City Corp.	4,022
44	PNC Financial Services Group, Inc.	3,244
160	Regions Financial Corp.	5,985
175	U.S. Bancorp	6,341
85	Wachovia Corp.	4,854
37	Wells Fargo & Co.	1,333
		37,152
	Commercial Services & Supplies — 1.6%
127	Administaff, Inc.	5,432
203	IKON Office Solutions, Inc.	3,317
255	Labor Ready, Inc. (a)	4,667
113	Manpower, Inc.	8,485
34	R.R. Donnelley & Sons Co.	1,222
126	Steelcase, Inc.	2,296
58	United Stationers, Inc. (a)	2,698
103	Watson Wyatt Worldwide, Inc., Class A	4,645
		32,762
	Communications Equipment — 2.8%
254	ADC Telecommunications, Inc. (a)	3,692
552	Arris Group, Inc. (a)	6,903

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Communications Equipment — Continued
247	Avaya, Inc. (a)	3,453
121	CommScope, Inc. (a)	3,696
216	InterDigital Communications Corp. (a)	7,261
290	Motorola, Inc.	5,968
269	Polycom, Inc. (a)	8,309
416	Redback Networks, Inc. (a)	10,370
568	Sonus Networks, Inc. (a)	3,740
574	Tellabs, Inc. (a)	5,894
		59,286
	Computers & Peripherals — 2.1%
1,014	Brocade Communications Systems, Inc. (a)	8,324
227	Hewlett-Packard Co.	9,353
196	Komag, Inc. (a)	7,408
112	Lexmark International, Inc., Class A (a)	8,199
242	Palm, Inc. (a)	3,405
385	Western Digital Corp. (a)	7,874
		44,563
	Construction & Engineering — 0.6%
120	EMCOR Group, Inc. (a)	6,822
127	Granite Construction, Inc.	6,395
		13,217
	Construction Materials — 0.4%
193	Eagle Materials, Inc.	8,343
	Consumer Finance — 0.8%
238	AmeriCredit Corp. (a)	5,985
202	First Marblehead Corp. (The)	11,037
		17,022
	Containers & Packaging — 0.5%
121	Sonoco Products Co.	4,609
116	Temple-Inland, Inc.	5,335
		9,944
	Diversified Financial Services — 1.1%
128	Bank of America Corp.	6,829
140	CIT Group, Inc.	7,818
136	Citigroup, Inc.	7,600
		22,247
	Diversified Telecommunication Services — 0.6%
578	Cincinnati Bell, Inc. (a)	2,641
145	Embarq Corp.	7,616
564	Level 3 Communications, Inc. (a)	3,160
		13,417
	Electric Utilities — 0.7%
91	American Electric Power Co., Inc.	3,870
142	Edison International	6,452
91	Pinnacle West Capital Corp.	4,620
		14,942
	Electrical Equipment — 1.0%
103	A.O. Smith Corp.	3,859
103	Acuity Brands, Inc.	5,385
124	Belden CDT, Inc.	4,831
114	Regal-Beloit Corp.	5,971
29	Thomas & Betts Corp. (a)	1,374
		21,420
	Electronic Equipment & Instruments — 1.9%
35	Anixter International, Inc. (a)	1,886
252	Arrow Electronics, Inc. (a)	7,964
292	Avnet, Inc. (a)	7,465
113	Celestica, Inc. (Canada) (a)	880
327	Ingram Micro, Inc. Class A (a)	6,683
1,314	Sanmina-SCI Corp. (a)	4,533
30	Tech Data Corp. (a)	1,141
124	Technitrol, Inc.	2,969
457	Vishay Intertechnology, Inc. (a)	6,191
		39,712
	Energy Equipment & Services — 3.5%
68	Diamond Offshore Drilling, Inc.	5,455
150	ENSCO International, Inc.	7,503
368	Global Industries Ltd (a)	4,793
939	Grey Wolf, Inc. (a)	6,441
146	Helmerich & Payne, Inc.	3,575
80	Lone Star Technologies, Inc. (a)	3,868
192	Nabors Industries Ltd. (Bermuda) (a)	5,712
168	Oil States International, Inc. (a)	5,407
271	Patterson-UTI Energy, Inc.	6,303
59	SEACOR Holdings, Inc. (a)	5,888
171	Superior Energy Services, Inc. (a)	5,594
141	Tidewater, Inc.	6,825
136	Unit Corp. (a)	6,603
		73,967
	Food & Staples Retailing — 0.3%
98	Pantry, Inc. (The) (a)	4,580
44	Safeway, Inc.	1,531
		6,111

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Food Products — 1.1%
59	Archer Daniels Midland Co.	1,898
170	ConAgra Foods, Inc.	4,578
332	Del Monte Foods Co.	3,663
135	H.J. Heinz Co.	6,088
341	Sara Lee Corp.	5,804
		22,031
	Gas Utilities — 1.0%
98	AGL Resources, Inc.	3,829
33	Atmos Energy Corp.	1,053
93	Energen Corp.	4,345
174	ONEOK, Inc.	7,500
176	UGI Corp.	4,792
		21,519
	Health Care Equipment & Supplies — 1.2%
21	Baxter International, Inc.	959
31	Dentsply International, Inc.	924
102	Hillenbrand Industries, Inc.	5,832
52	Immucor, Inc. (a)	1,531
229	Kinetic Concepts, Inc. (a)	9,044
131	Mentor Corp.	6,399
		24,689
	Health Care Providers & Services — 3.3%
178	Aetna, Inc.	7,690
101	AMERIGROUP Corp. (a)	3,631
163	AmerisourceBergen Corp.	7,351
158	Apria Healthcare Group, Inc. (a)	4,207
54	Cigna Corp.	7,065
113	Coventry Health Care, Inc. (a)	5,639
107	Health Net, Inc. (a)	5,205
123	Humana, Inc. (a)	6,806
122	Kindred Healthcare, Inc. (a)	3,078
196	LifePoint Hospitals, Inc. (a)	6,590
116	McKesson Corp.	5,877
101	WellCare Health Plans, Inc. (a)	6,946
		70,085
	Health Care Technology — 0.3%
546	Emdeon Corp. (a)	6,760
	Hotels, Restaurants & Leisure — 2.6%
257	Brinker International, Inc.	7,757
26	Carnival Corp.	1,292
96	CBRL Group, Inc.	4,279
191	Darden Restaurants, Inc.	7,690
176	Domino’s Pizza, Inc.	4,921
113	McDonald’s Corp.	5,017
154	Penn National Gaming, Inc. (a)	6,423
217	Pinnacle Entertainment, Inc. (a)	7,188
255	Ruby Tuesday, Inc.	7,009
117	Wyndham Worldwide Corp. (a)	3,754
		55,330
	Household Durables — 3.2%
234	American Greetings Corp., Class A	5,589
67	Black & Decker Corp.	5,339
315	Furniture Brands International, Inc.	5,108
145	Jarden Corp. (a)	5,046
52	Leggett & Platt, Inc.	1,253
100	Lennar Corp., Class A	5,252
166	Meritage Homes Corp. (a)	7,898
86	Mohawk Industries, Inc. (a)	6,452
13	NVR, Inc. (a)	8,655
116	Ryland Group, Inc.	6,337
303	Tempur-Pedic International, Inc. (a)	6,209
58	Whirlpool Corp.	4,787
		67,925
	Household Products — 0.3%
98	Energizer Holdings, Inc. (a)	6,986
	Independent Power Producers & Energy Traders — 1.0%
273	AES Corp. (The) (a)	6,020
122	Mirant Corp. (a)	3,837
99	NRG Energy, Inc. (a)	5,521
107	TXU Corp.	5,813
		21,191
	Industrial Conglomerates — 0.4%
87	Teleflex, Inc.	5,612
136	Walter Industries, Inc.	3,673
		9,285
	Insurance — 5.1%
112	ACE Ltd. (Bermuda)	6,756
105	Allstate Corp. (The)	6,812
50	AMBAC Financial Group, Inc.	4,467
202	American Financial Group, Inc.	7,242
99	Assurant, Inc.	5,465
98	Chubb Corp.	5,206
83	CNA Financial Corp. (a)	3,364
44	Hanover Insurance Group, Inc. (The)	2,139
78	Hartford Financial Services Group, Inc.	7,268
148	HCC Insurance Holdings, Inc.	4,734

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Insurance — Continued
105	Lincoln National Corp.	6,976
100	Loews Corp.	4,129
1	Markel Corp. (a)	324
111	MetLife, Inc.	6,577
118	Nationwide Financial Services, Inc.	6,399
121	Ohio Casualty Corp.	3,603
83	Philadelphia Consolidated Holding Co. (a)	3,713
119	Safeco Corp.	7,463
126	St. Paul Travelers Cos., Inc. (The)	6,738
213	W.R. Berkley Corp.	7,357
		106,732
	Internet & Catalog Retail — 1.1%
109	Expedia, Inc. (a)	2,280
159	IAC/InterActive Corp. (a)	5,920
134	NutriSystem (a)	8,497
127	Priceline.com, Inc. (a)	5,538
		22,235
	Internet Software & Services — 0.3%
651	RealNetworks, Inc. (a)	7,127
	IT Services — 1.5%
230	Accenture Ltd., Class A (Bermuda)	8,507
58	Alliance Data Systems Corp. (a)	3,609
413	BISYS Group, Inc. (The) (a)	5,334
41	Computer Sciences Corp. (a)	2,188
302	Convergys Corp. (a)	7,192
183	CSG Systems International, Inc. (a)	4,879
		31,709
	Leisure Equipment & Products — 0.3%
176	Brunswick Corp.	5,630
	Life Sciences Tools & Services — 0.5%
128	Illumina, Inc. (a)	5,022
78	Varian, Inc. (a)	3,509
24	Waters Corp. (a)	1,185
		9,716
	Machinery — 4.2%
55	AGCO Corp. (a)	1,696
30	Caterpillar, Inc.	1,870
18	Crane Co.	658
61	Cummins, Inc.	7,210
65	Eaton Corp.	4,874
168	Gardner Denver, Inc. (a)	6,278
94	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	3,693
70	ITT Industries, Inc.	3,986
89	Manitowoc Co., Inc. (The)	5,277
224	Mueller Water Products, Inc., Class B (a)	3,344
246	Navistar International Corp. (a)	8,224
118	PACCAR, Inc.	7,628
60	Parker Hannifin Corp.	4,591
126	SPX Corp.	7,717
151	Terex Corp. (a)	9,781
207	Timken Co.	6,046
164	Trinity Industries, Inc.	5,788
		88,661
	Marine — 0.3%
80	American Commercial Lines, Inc. (a)	5,220
	Media — 2.3%
69	Belo Corp., Class A	1,271
234	CBS Corp., Class B	7,307
88	DIRECTV Group, Inc. (The) (a)	2,195
89	E.W. Scripps Co., Class A	4,438
158	EchoStar Communications Corp., Class A (a)	5,993
160	Entercom Communications Corp., Class A	4,515
80	Gannett Co., Inc.	4,846
28	Harte-Hanks, Inc.	780
322	Interpublic Group of Cos., Inc. (a)	3,947
56	McGraw-Hill Cos., Inc. (The)	3,815
63	Omnicom Group, Inc.	6,581
77	Warner Music Group Corp.	1,763
		47,451
	Metals & Mining — 2.1%
548	AK Steel Holding Corp. (a)	9,269
182	Chaparral Steel Co.	8,053
117	Freeport-McMoRan Copper & Gold, Inc., Class B	6,502
103	Reliance Steel & Aluminum Co.	4,062
265	Steel Dynamics, Inc.	8,600
111	United States Steel Corp.	8,145
		44,631
	Multi-Utilities — 2.7%
186	Alliant Energy Corp.	7,040
116	Avista Corp.	2,943
485	CenterPoint Energy, Inc.	8,045
471	CMS Energy Corp. (a)	7,873
122	DTE Energy Co.	5,916
218	Energy East Corp.	5,409
142	MDU Resources Group, Inc.	3,652
133	PG&E Corp.	6,292

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
61	PNM Resources, Inc.	1,893
81	Sempra Energy	4,532
133	TECO Energy, Inc.	2,286
32	WPS Resources Corp.	1,748
		57,629
	Multiline Retail — 1.3%
47	Dillards, Inc., Class A	1,651
234	Dollar Tree Stores, Inc. (a)	7,054
43	Family Dollar Stores, Inc.	1,269
111	Federated Department Stores, Inc.	4,216
102	J.C. Penney Co., Inc.	7,852
80	Kohl’s Corp. (a)	5,473
		27,515
	Office Electronics — 0.3%
325	Xerox Corp. (a)	5,510
	Oil, Gas & Consumable Fuels — 2.7%
122	Anadarko Petroleum Corp.	5,311
116	ConocoPhillips	8,316
340	El Paso Corp.	5,188
86	Marathon Oil Corp.	7,964
62	Noble Energy, Inc.	3,031
118	Overseas Shipholding Group, Inc.	6,648
57	Penn Virginia Corp.	3,997
70	Plains Exploration & Production Co. (a)	3,318
120	Swift Energy Co. (a)	5,365
99	Tesoro Corp.	6,480
		55,618
	Personal Products — 0.7%
179	Alberto-Culver Co.	3,843
58	Estee Lauder Cos., Inc. (The), Class A	2,351
222	NBTY, Inc. (a)	9,247
		15,441
	Pharmaceuticals — 3.6%
239	Alpharma, Inc., Class A	5,760
369	Biovail Corp. (Canada)	7,803
188	Endo Pharmaceuticals Holdings, Inc. (a)	5,192
76	Forest Laboratories, Inc. (a)	3,855
60	Johnson & Johnson	3,977
406	King Pharmaceuticals, Inc. (a)	6,465
169	Merck & Co., Inc.	7,382
244	Mylan Laboratories, Inc.	4,870
137	Perrigo Co.	2,376
230	Pfizer, Inc.	5,968
237	Schering-Plough Corp.	5,605
303	Valeant Pharmaceuticals International	5,220
224	Watson Pharmaceuticals, Inc. (a)	5,828
89	Wyeth	4,527
		74,828
	Real Estate Investment Trusts (REITs) — 0.5%
26	Camden Property Trust	1,898
140	CapitalSource, Inc.	3,834
20	Developers Diversified Realty Corp.	1,278
44	Liberty Property Trust	2,144
15	Vornado Realty Trust	1,845
		10,999
	Road & Rail — 1.2%
118	Arkansas Best Corp.	4,235
25	CSX Corp.	850
83	Norfolk Southern Corp.	4,193
74	Ryder System, Inc.	3,776
61	Union Pacific Corp.	5,593
187	YRC Worldwide, Inc. (a)	7,058
		25,705
	Semiconductors & Semiconductor Equipment — 4.3%
631	Amkor Technology, Inc. (a)	5,894
203	Atheros Communications, Inc. (a)	4,336
3,464	Conexant Systems, Inc. (a)	7,067
263	Fairchild Semiconductor International, Inc. (a)	4,424
279	Integrated Device Technology, Inc. (a)	4,326
205	Intersil Corp., Class A	4,899
146	Lam Research Corp. (a)	7,404
844	LSI Logic Corp. (a)	7,593
102	MKS Instruments, Inc. (a)	2,301
209	Novellus Systems, Inc. (a)	7,208
443	OmniVision Technologies, Inc. (a)	6,054
1,142	ON Semiconductor Corp. (a)	8,648
173	RF Micro Devices, Inc. (a)	1,174
291	Silicon Image, Inc. (a)	3,702
498	Teradyne, Inc. (a)	7,449
208	Trident Microsystems, Inc. (a)	3,778
350	Zoran Corp. (a)	5,103
		91,360
	Software — 3.3%
100	BMC Software, Inc. (a)	3,214
398	Cadence Design Systems, Inc. (a)	7,131
175	Check Point Software Technologies (Israel) (a)	3,841

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — Continued
815	Compuware Corp. (a)	6,786
71	Factset Research Systems, Inc.	3,991
138	Informatica Corp. (a)	1,684
168	McAfee, Inc. (a)	4,771
270	Mentor Graphics Corp. (a)	4,864
229	Novell, Inc. (a)	1,419
355	Quest Software, Inc. (a)	5,200
62	Red Hat, Inc. (a)	1,417
128	Salesforce.com, Inc. (a)	4,654
268	Sybase, Inc. (a)	6,613
285	Symantec Corp. (a)	5,945
310	Synopsys, Inc. (a)	8,297
		69,827
	Specialty Retail — 5.5%
248	Aeropostale, Inc. (a)	7,649
257	American Eagle Outfitters, Inc.	8,017
174	AnnTaylor Stores Corp. (a)	5,720
343	AutoNation, Inc. (a)	7,320
68	AutoZone, Inc. (a)	7,898
289	Charming Shoppes, Inc. (a)	3,905
324	Dress Barn, Inc. (a)	7,565
146	Group 1 Automotive, Inc.	7,537
95	Guess?, Inc. (a)	5,997
153	Gymboree Corp. (a)	5,846
175	Men’s Wearhouse, Inc.	6,697
92	OfficeMax, Inc.	4,546
292	Payless ShoeSource, Inc. (a)	9,592
193	Rent-A-Center, Inc. (a)	5,707
258	Select Comfort Corp. (a)	4,488
99	Sherwin-Williams Co. (The)	6,270
199	TJX Cos., Inc.	5,676
239	United Auto Group, Inc.	5,634
		116,064
	Textiles, Apparel & Luxury Goods — 0.8%
208	Jones Apparel Group, Inc.	6,958
178	Phillips-Van Heusen Corp.	8,908
		15,866
	Thrifts & Mortgage Finance — 2.2%
173	Accredited Home Lenders Holding Co. (a)	4,718
239	Corus Bankshares, Inc.	5,512
147	Countrywide Financial Corp.	6,245
93	Fannie Mae	5,541
129	FirstFed Financial Corp. (a)	8,623
167	IndyMac Bancorp, Inc.	7,547
55	PMI Group, Inc. (The)	2,593
107	Radian Group, Inc.	5,777
		46,556
	Tobacco — 0.9%
143	Loews Corp. - Carolina Group	9,256
141	Reynolds American, Inc.	9,226
		18,482
	Trading Companies & Distributors — 0.3%
39	Applied Industrial Technologies, Inc.	1,036
101	WESCO International, Inc. (a)	5,956
		6,992
	Wireless Telecommunication Services — 0.2%
13	NII Holdings, Inc. (a)	812
80	Telephone & Data Systems, Inc.	4,327
		5,139
	Total Common Stocks (Cost $1,692,962)	1,973,505
	Short-Term Investment — 2.6%
	Investment Company — 2.6%
54,335	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $54,335)	54,335
	Total Investments — 96.4% (Cost $1,747,297)	2,027,840
	Other Assets in Excess of Liabilities — 3.6%	75,622
	NET ASSETS — 100.0%	$2,103,462
Short Positions — 93.0%
	Common Stocks — 93.0%
	Aerospace & Defense — 1.8%
30	Armor Holdings, Inc. (a)	1,626
249	BE Aerospace, Inc. (a)	6,382
126	Curtiss-Wright Corp.	4,681
113	DRS Technologies, Inc.	5,965
27	Esterline Technologies Corp. (a)	1,103
36	Goodrich Corp.	1,650
452	Hexcel Corp. (a)	7,868
43	Moog, Inc., Class A (a)	1,643
112	Rockwell Collins, Inc.	7,059
		37,977

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Air Freight & Logistics — 0.7%
145	Expeditors International of Washington, Inc.	5,883
89	Forward Air Corp.	2,589
77	United Parcel Service, Inc., Class B	5,757
		14,229
	Airlines — 0.7%
542	Airtran Holdings, Inc. (a)	6,361
534	JetBlue Airways Corp. (a)	7,579
		13,940
	Auto Components — 0.7%
336	Gentex Corp.	5,229
337	Lear Corp.	9,951
		15,180
	Automobiles — 0.2%
522	Ford Motor Co.	3,921
	Beverages — 0.5%
80	Brown-Forman Corp., Class B	5,316
161	Constellation Brands, Inc., Class A (a)	4,669
		9,985
	Biotechnology — 1.0%
119	Celgene Corp. (a)	6,867
287	Human Genome Sciences, Inc. (a)	3,576
238	MedImmune, Inc. (a)	7,703
90	Vertex Pharmaceuticals, Inc. (a)	3,381
		21,527
	Capital Markets — 4.4%
136	American Capital Strategies Ltd.	6,307
326	Charles Schwab Corp. (The)	6,298
257	Eaton Vance Corp.	8,485
208	Federated Investors, Inc., Class B	7,042
90	GFI Group, Inc. (a)	5,619
75	Greenhill & Co., Inc.	5,532
38	Investment Technology Group, Inc. (a)	1,626
103	Investors Financial Services Corp.	4,404
366	Janus Capital Group, Inc.	7,910
61	Jefferies Group, Inc.	1,629
71	Legg Mason, Inc.	6,796
118	Northern Trust Corp.	7,164
139	Nuveen Investments, Inc., Class A	7,209
21	Raymond James Financial, Inc.	648
119	T. Rowe Price Group, Inc.	5,206
363	TD Ameritrade Holding Corp.	5,873
219	Waddell & Reed Financial, Inc.	6,003
		93,751
	Chemicals — 2.6%
65	Air Products & Chemicals, Inc.	4,556
33	Ashland, Inc.	2,292
478	Chemtura Corp.	4,607
137	E.I. du Pont de Nemours & Co.	6,681
166	Ecolab, Inc.	7,482
130	Monsanto Co.	6,807
379	Mosiac Co. (The) (a)	8,101
68	Praxair, Inc.	4,026
145	Scotts Miracle-Gro Co. (The), Class A	7,473
		52,025
	Commercial Banks — 2.3%
200	Commerce Bancorp, Inc.	7,054
42	East West Bancorp, Inc.	1,489
171	Fifth Third Bancorp	7,005
74	First Midwest Bancorp, Inc.	2,867
66	First Republic Bank	2,585
193	Popular, Inc.	3,470
122	SVB Financial Group (a)	5,683
79	Synovus Financial Corp.	2,426
269	UCBH Holdings, Inc.	4,723
78	UnionBanCal Corp.	4,755
41	Valley National Bancorp	1,088
61	Westamerica Bancorp	3,071
56	Wintrust Financial Corp.	2,683
		48,899
	Commercial Services & Supplies — 2.4%
102	Brady Corp., Class A	3,806
76	Corporate Executive Board Co.	6,659
306	Covanta Holding Corp. (a)	6,744
81	Herman Miller, Inc.	2,948
77	HNI Corp.	3,405
78	Mine Safety Appliances Co.	2,847
50	Navigant Consulting, Inc. (a)	994
160	Resources Connection, Inc. (a)	5,109
103	Stericycle, Inc. (a)	7,741
172	TeleTech Holdings, Inc. (a)	4,114
161	Waste Connections, Inc. (a)	6,675
		51,042
	Communications Equipment — 2.2%
1,570	3Com Corp. (a)	6,454
163	Ciena Corp. (a)	4,521
1,928	Finisar Corp. (a)	6,229
132	JDS Uniphase Corp. (a)	2,193

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Communications Equipment — Continued
319	Nortel Networks Corp. (Canada) (a)	8,535
1,006	Powerwave Technologies, Inc. (a)	6,490
64	Research In Motion Ltd. (Canada) (a)	8,141
279	Tekelec (a)	4,141
		46,704
	Computers & Peripherals — 2.3%
112	Apple Computer, Inc. (a)	9,491
160	Avid Technology, Inc. (a)	5,976
335	EMC Corp. (a)	4,423
227	Intermec, Inc. (a)	5,517
249	QLogic Corp. (a)	5,469
119	SanDisk Corp. (a)	5,125
245	Seagate Technology (Cayman Islands)	6,491
1,016	Sun Microsystems, Inc. (a)	5,505
		47,997
	Construction & Engineering — 0.8%
79	Fluor Corp.	6,411
305	Shaw Group, Inc. (The) (a)	10,214
		16,625
	Construction Materials — 0.1%
26	Vulcan Materials Co.	2,306
	Consumer Finance — 0.1%
35	American Express Co.	2,096
	Containers & Packaging — 0.8%
15	Aptargroup, Inc.	887
82	Bemis Co.	2,780
324	Crown Holdings, Inc. (a)	6,776
628	Smurfit-Stone Container Corp. (a)	6,635
		17,078
	Distributors — 0.2%
74	Genuine Parts Co.	3,502
	Diversified Consumer Services — 1.1%
245	Corinthian Colleges, Inc. (a)	3,335
59	DeVry, Inc.	1,654
322	H&R Block, Inc.	7,408
119	Jackson Hewitt Tax Service, Inc.	4,058
47	Strayer Education, Inc.	4,970
50	Weight Watchers International, Inc.	2,641
		24,066
	Diversified Financial Services — 1.3%
16	Chicago Mercantile Exchange Holdings, Inc., Class A	8,346
112	International Securities Exchange Holdings Inc.	5,236
78	Moody’s Corp.	5,379
244	Nasdaq Stock Market, Inc. (The) (a)	7,515
		26,476
	Diversified Telecommunication Services — 0.6%
311	Citizens Communications Co.	4,472
232	NeuStar, Inc., Class A (a)	7,525
		11,997
	Electric Utilities — 2.3%
156	Allegheny Energy, Inc. (a)	7,164
170	Duke Energy Corp.	5,653
21	Entergy Corp.	1,943
105	Exelon Corp.	6,520
48	Hawaiian Electric Industries, Inc.	1,293
35	IDACORP, Inc.	1,351
211	Northeast Utilities	5,929
314	Reliant Energy, Inc. (a)	4,464
437	Sierra Pacific Resources (a)	7,354
178	Southern Co. (The)	6,565
		48,236
	Electrical Equipment — 0.9%
199	Energy Conversion Devices, Inc. (a)	6,754
92	Hubbell, Inc., Class B	4,155
31	Rockwell Automation, Inc.	1,863
148	Roper Industries, Inc.	7,417
		20,189
	Electronic Equipment & Instruments — 0.6%
31	CDW Corp.	2,187
255	Cogent, Inc. (a)	2,804
229	FLIR Systems, Inc. (a)	7,304
		12,295
	Energy Equipment & Services — 2.4%
61	Baker Hughes, Inc.	4,546
174	CARBO Ceramics, Inc.	6,514
276	Dresser-Rand Group, Inc. (a)	6,746
337	Hanover Compressor Co. (a)	6,368
53	Hydril Co. (a)	4,005
36	Oceaneering International, Inc. (a)	1,419
307	RPC, Inc.	5,185
119	Smith International, Inc.	4,882
55	Transocean, Inc. (a)	4,411
94	Universal Compression Holdings, Inc. (a)	5,825
		49,901

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Food & Staples Retailing — 2.1%
211		CVS Corp.	6,536
210		Great Atlantic & Pacific Tea Co., Inc.	5,395
1,465		Rite Aid Corp. (a)	7,971
31		SUPERVALU, Inc.	1,113
212		SYSCO Corp.	7,795
137		United Natural Foods, Inc. (a)	4,915
114		Walgreen Co.	5,247
114		Whole Foods Market, Inc.	5,356
			44,328
		Food Products — 2.1%
103		Corn Products International, Inc.	3,554
110		Flowers Foods, Inc.	2,974
136		Hershey Foods Corp. (The)	6,790
76		Kellogg Co.	3,783
18		McCormick & Co., Inc. (Non-voting)	690
217		Pilgrim’s Pride Corp.	6,393
166		Smithfield Foods, Inc. (a)	4,272
463		Tyson Foods, Inc., Class A	7,609
152		Wm. Wrigley, Jr. Co.	7,855
			43,920
		Gas Utilities — 0.8%
192		Equitable Resources, Inc.	8,019
81		New Jersey Resources Corp.	3,930
118		Piedmont Natural Gas Co.	3,151
76		WGL Holdings, Inc.	2,467
			17,567
		Health Care Equipment & Supplies — 4.0%
67		Alcon, Inc. (Switzerland)	7,448
257		American Medical Systems Holdings, Inc. (a)	4,754
106		Arthrocare Corp. (a)	4,229
15		Bausch & Lomb, Inc.	804
189		Biomet, Inc.	7,819
398		Boston Scientific Corp. (a)	6,839
79		Cooper Cos., Inc. (The)	3,521
105		Gen-Probe, Inc. (a)	5,498
116		Hologic, Inc. (a)	5,466
178		Hospira, Inc. (a)	5,991
98		PolyMedica Corp.	3,967
154		ResMed, Inc. (a)	7,572
135		Respironics, Inc. (a)	5,078
192		St. Jude Medical, Inc. (a)	7,001
106		Stryker Corp.	5,824
41		Varian Medical Systems, Inc. (a)	1,940
			83,751
		Health Care Providers & Services — 2.0%
85		Brookdale Senior Living, Inc.	4,061
127		DaVita, Inc. (a)	7,233
329		Health Management Associates, Inc., Class A	6,948
129		Omnicare, Inc.	4,975
92		Owens & Minor, Inc.	2,865
53		Patterson Cos., Inc. (a)	1,879
161		PSS World Medical, Inc. (a)	3,145
16		Psychiatric Solutions, Inc. (a)	618
1,026		Tenet Healthcare Corp. (a)	7,153
147		United Surgical Partners International, Inc. (a)	4,177
			43,054
		Health Care Technology — 0.5%
196		Allscripts Healthcare Solutions, Inc. (a)	5,282
30		Cerner Corp. (a)	1,343
222		Eclipsys Corp. (a)	4,572
			11,197
		Hotels, Restaurants & Leisure — 4.1%
116		Applebee’s International, Inc.	2,870
87		Boyd Gaming Corp.	3,920
274		Cheesecake Factory, Inc. (The) (a)	6,749
83		Gaylord Entertainment Co. (a)	4,204
101		Hilton Hotels Corp.	3,525
45		Las Vegas Sands Corp. (a)	3,993
109		Life Time Fitness, Inc. (a)	5,270
112		Panera Bread Co., Class A (a)	6,271
198		PF Chang’s China Bistro, Inc. (a)	7,605
237		Scientific Games Corp., Class A (a)	7,166
193		Sonic Corp. (a)	4,623
122		Starbucks Corp. (a)	4,320
63		Station Casinos, Inc.	5,176
—	(h)	Tim Hortons, Inc. (Canada)	—	(h)
106		Vail Resorts, Inc. (a)	4,755
205		WMS Industries, Inc. (a)	7,142
99		Wynn Resorts Ltd.	9,320
			86,909
		Household Durables — 2.0%
29		Centex Corp.	1,618
291		D.R. Horton, Inc.	7,715
25		Fortune Brands, Inc.	2,165
35		Harman International Industries, Inc.	3,526
47		Hovnanian Enterprises, Inc., Class A (a)	1,577
152		MDC Holdings, Inc.	8,647
221		Pulte Homes, Inc.	7,307

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — Continued
240	Standard-Pacific Corp.	6,443
103	Toll Brothers, Inc. (a)	3,321
		42,319
	Household Products — 0.5%
67	Church & Dwight Co., Inc.	2,865
114	Procter & Gamble Co.	7,321
		10,186
	Independent Power Producers & Energy Traders — 0.0% (g)
26	Black Hills Corp.	942
	Industrial Conglomerates — 0.1%
28	3M Co.	2,180
	Insurance — 2.8%
128	Aflac, Inc.	5,879
184	AON Corp.	6,493
153	Brown & Brown, Inc.	4,328
263	Fidelity National Title Group, Inc., Class A	6,281
246	Gallagher (Arthur J.) & Co.	7,280
88	Hilb, Rogal & Hobbs Co.	3,688
255	Marsh & McLennan Cos., Inc.	7,822
81	Mercury General Corp.	4,296
145	National Financial Partners Corp.	6,359
66	Phoenix Cos., Inc. (The)	1,049
106	Stancorp Financial Group, Inc.	4,771
		58,246
	Internet & Catalog Retail — 0.2%
226	Liberty Media Holding Corp. — Interactive, Class A (a)	4,878
	Internet Software & Services — 1.6%
669	CNET Networks, Inc. (a)	6,082
249	eBay, Inc. (a)	7,481
26	Equinix, Inc. (a)	1,974
199	VeriSign, Inc. (a)	4,780
176	WebEx Communications, Inc. (a)	6,152
244	Yahoo!, Inc. (a)	6,223
		32,692
	IT Services — 3.1%
687	BearingPoint, Inc. (a)	5,403
20	CACI International, Inc., Class A (a)	1,102
114	DST Systems, Inc. (a)	7,116
161	Euronet Worldwide, Inc. (a)	4,779
246	Gartner, Inc. (a)	4,873
142	Iron Mountain, Inc. (a)	5,850
65	MasterCard, Inc., Class A	6,368
112	Paychex, Inc.	4,424
66	Sabre Holdings Corp., Class A	2,119
136	TALX Corp.	3,725
732	Unisys Corp. (a)	5,738
219	VeriFone Holdings, Inc. (a)	7,758
263	Western Union Co. (The)	5,899
		65,154
	Leisure Equipment & Products — 0.7%
268	Callaway Golf Co.	3,855
123	Polaris Industries, Inc.	5,758
135	Pool Corp.	5,281
		14,894
	Life Sciences Tools & Services — 2.2%
322	Affymetrix, Inc. (a)	7,420
47	Covance, Inc. (a)	2,766
105	Millipore Corp. (a)	6,995
405	Nektar Therapeutics (a)	6,165
217	Pharmaceutical Product Development, Inc.	6,987
65	Techne Corp. (a)	3,580
166	Thermo Electron Corp. (a)	7,540
97	Ventana Medical Systems, Inc. (a)	4,156
		45,609
	Machinery — 2.3%
255	Briggs & Stratton Corp.	6,873
60	Bucyrus International, Inc.	3,104
101	Clarcor, Inc.	3,428
30	Danaher Corp.	2,157
78	Deere & Co.	7,398
145	Donaldson Co., Inc.	5,034
118	ESCO Technologies, Inc. (a)	5,371
138	Flowserve Corp. (a)	6,953
9	Graco, Inc.	366
48	Kennametal, Inc.	2,820
24	Pall Corp.	845
141	Pentair, Inc.	4,437
		48,786
	Marine — 0.2%
102	Alexander & Baldwin, Inc.	4,514
	Media — 2.3%
131	Arbitron, Inc.	5,670
116	Catalina Marketing Corp.	3,189
334	Discovery Holding Co., Class A (a)	5,373

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
200	Dow Jones & Co., Inc.	7,599
108	Lamar Advertising Co., Class A (a)	7,071
151	New York Times Co., Class A	3,681
275	NTL, Inc.	6,941
545	XM Satellite Radio Holdings, Inc., Class A (a)	7,881
		47,405
	Metals & Mining — 0.5%
123	Alcoa, Inc.	3,690
26	Allegheny Technologies, Inc.	2,361
120	Newmont Mining Corp.	5,419
		11,470
	Multi-Utilities — 1.4%
121	Ameren Corp.	6,504
106	Consolidated Edison, Inc.	5,107
69	Dominion Resources, Inc.	5,787
178	NiSource, Inc.	4,293
85	Public Service Enterprise Group, Inc.	5,616
105	Vectren Corp.	2,979
		30,286
	Multiline Retail — 0.3%
451	Dollar General Corp.	7,244
	Office Electronics — 0.3%
162	Zebra Technologies Corp., Class A (a)	5,630
	Oil, Gas & Consumable Fuels — 5.3%
161	Arch Coal, Inc.	4,839
156	Berry Petroleum Co., Class A	4,843
179	Bill Barrett Corp. (a)	4,858
216	Cheniere Energy, Inc. (a)	6,250
117	Cimarex Energy Co.	4,287
147	Consol Energy, Inc.	4,725
78	Crosstex Energy, Inc.	2,483
125	Encore Acquisition Co. (a)	3,066
288	Energy Partners Ltd. (a)	7,025
106	Evergreen Energy Inc. (a)	1,044
158	Forest Oil Corp. (a)	5,175
151	Foundation Co. al Holdings, Inc.	4,788
64	Helix Energy Solutions Group, Inc. (a)	2,005
68	Hess Corp.	3,351
57	Holly Corp.	2,931
15	Marathon Oil Corp.	1,350
280	Massey Energy Co.	6,513
140	Murphy Oil Corp.	7,143
149	Newfield Exploration Co. (a)	6,842
71	Peabody Energy Corp.	2,852
502	PetroHawk Energy Corp. (a)	5,777
22	Pogo Producing Co.	1,075
195	Quicksilver Resources, Inc. (a)	7,150
172	Southwestern Energy Co. (a)	6,039
132	W&T Offshore, Inc.	4,070
19	World Fuel Services Corp.	859
		111,340
	Paper & Forest Products — 0.2%
134	Bowater, Inc.	3,021
74	MeadWestvaco Corp.	2,218
		5,239
	Personal Products — 0.4%
235	Avon Products, Inc.	7,780
	Pharmaceuticals — 1.1%
108	Abraxis BioScience, Inc. (a)	2,952
96	Adams Respiratory Therapeutics, Inc. (a)	3,909
60	Allergan, Inc.	7,238
217	Bristol-Myers Squibb Co.	5,723
21	New River Pharmaceuticals, Inc. (a)	1,173
32	Sepracor, Inc. (a)	1,982
		22,977
	Real Estate Investment Trusts (REITs) — 0.9%
46	Cousins Properties, Inc.	1,612
29	Federal Realty Investment Trust	2,486
49	First Industrial Realty Trust, Inc.	2,279
15	General Growth Properties, Inc.	771
121	Longview Fibre Co.	2,655
38	Mills Corp. (The)	752
14	Pennsylvania Real Estate Investment Trust	536
38	Post Properties, Inc.	1,738
148	Potlatch Corp.	6,500
		19,329
	Road & Rail — 0.6%
105	Avis Budget Group, Inc.	2,286
189	Knight Transportation, Inc.	3,230
96	Landstar System, Inc.	3,684
220	Werner Enterprises, Inc.	3,852
		13,052

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — 3.7%
92	Altera Corp. (a)	1,811
172	ATMI, Inc. (a)	5,262
132	Cree, Inc. (a)	2,280
461	Cypress Semiconductor Corp. (a)	7,775
175	Entegris, Inc. (a)	1,892
316	Intel Corp.	6,408
206	Linear Technology Corp.	6,251
347	Marvell Technology Group Ltd. (Bermuda) (a)	6,654
174	Maxim Integrated Products, Inc.	5,332
216	Microchip Technology, Inc.	7,058
282	Microsemi Corp. (a)	5,542
790	PMC-Sierra, Inc. (a)	5,299
136	Silicon Laboratories, Inc. (a)	4,709
221	Sirf Technology Holdings, Inc. (a)	5,652
332	Spansion, Inc., Class A (a)	4,933
		76,858
	Software — 3.5%
560	Activision, Inc. (a)	9,651
230	Adobe Systems, Inc. (a)	9,448
191	Autodesk, Inc. (a)	7,713
54	Citrix Systems, Inc. (a)	1,470
142	Electronic Arts, Inc. (a)	7,133
181	Intuit, Inc. (a)	5,536
409	Lawson Software, Inc. (a)	3,023
178	NAVTEQ Corp. (a)	6,225
421	Take-Two Interactive Software, Inc. (a)	7,469
303	THQ, Inc. (a)	9,838
118	Transaction Systems Architects, Inc. (a)	3,833
264	Wind River Systems, Inc. (a)	2,711
		74,050
	Specialty Retail — 4.5%
155	Aaron Rents, Inc.	4,475
292	Borders Group, Inc.	6,526
192	CarMax, Inc. (a)	10,320
213	Chico’s FAS, Inc. (a)	4,399
106	Children’s Place Retail Stores, Inc. (The) (a)	6,710
14	Dick’s Sporting Goods, Inc. (a)	700
168	GameStop Corp., Class A (a)	9,249
141	Guitar Center, Inc. (a)	6,392
112	J Crew Group, Inc. (a)	4,323
175	O’Reilly Automotive, Inc. (a)	5,619
287	Pacific Sunwear of California, Inc. (a)	5,625
210	Talbots, Inc.	5,071
204	Tiffany & Co.	8,018
136	Tractor Supply Co. (a)	6,062
419	Urban Outfitters, Inc. (a)	9,647
36	Zale Corp. (a)	1,021
		94,157
	Textiles, Apparel & Luxury Goods — 1.1%
215	Coach, Inc. (a)	9,231
458	Quiksilver, Inc. (a)	7,211
117	Under Armour, Inc., Class A (a)	5,902
		22,344
	Thrifts & Mortgage Finance — 1.1%
98	Astoria Financial Corp.	2,953
508	Hudson City Bancorp, Inc.	7,049
366	New York Community Bancorp, Inc.	5,891
105	People’s Bank	4,687
42	Webster Financial Corp.	2,026
		22,606
	Trading Companies & Distributors — 0.5%
191	Fastenal Co.	6,867
79	Watsco, Inc.	3,734
		10,601
	Water Utilities — 0.3%
260	Aqua America, Inc.	5,916
	Wireless Telecommunication Services — 0.7%
205	American Tower Corp., Class A (a)	7,661
247	SBA Communications Corp., Class A (a)	6,804
		14,465
	Total Short Positions — 93.0% (Proceeds $1,818,725)	$1,955,819

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 86.4%
		Common Stocks — 85.6%
		Aerospace & Defense — 0.7%
70		Spirit Aerosystems Holdings, Inc. (a)	2,343
		Beverages — 0.6%
40		Anheuser-Busch Cos., Inc.	1,968
		Building Products — 1.7%
210		Griffon Corp. (a)	5,355
		Capital Markets — 3.3%
170		Charles Schwab Corp. (The)	3,288
245		W.P. Carey & Co. LLC (i)	7,367
			10,655
		Chemicals — 0.7%
20		Albemarle Corp.	1,436
10		Sigma-Aldrich Corp.	777
			2,213
		Commercial Banks — 8.1%
25		M&T Bank Corp.	3,054
65		SunTrust Banks, Inc.	5,489
125		Synovus Financial Corp.	3,854
30		U.S. Bancorp	1,086
40		United Community Banks, Inc.	1,293
95		Wachovia Corp.	5,414
40		Wells Fargo & Co.	1,422
100		Wilmington Trust Corp.	4,217
			25,829
		Commercial Services & Supplies — 0.9%
60		Pitney Bowes, Inc.	2,771
		Communications Equipment — 0.8%
65		QUALCOMM, Inc.	2,456
		Construction Materials — 1.4%
80		Cemex S.A. de C.V. ADR (Mexico) (a)	2,711
20		Vulcan Materials Co.	1,797
			4,508
		Consumer Finance — 2.1%
25		American Express Co.	1,517
68		Capital One Financial Corp.	5,188
			6,705
		Containers & Packaging — 0.9%
60		Temple-Inland, Inc.	2,762
		Distributors — 0.5%
35		Genuine Parts Co.	1,660
		Diversified Financial Services — 2.1%
40		Bank of America Corp.	2,135
85		Onex Corp. (Canada) (i)	2,071
95		Resource America, Inc., Class A	2,508
			6,714
		Diversified Telecommunication Services — 2.9%
45		Alaska Communications Systems Group, Inc.	684
100		Commonwealth Telephone Enterprises, Inc.	4,186
299		Windstream Corp.	4,254
			9,124
		Energy Equipment & Services — 0.8%
40		Universal Compression Holdings, Inc. (a)	2,484
		Food & Staples Retailing — 1.9%
30		Costco Wholesale Corp.	1,586
60		CVS Corp.	1,855
100		Pathmark Stores, Inc. (a)	1,115
100		Winn-Dixie Stores, Inc. (a)	1,350
			5,906
		Health Care Providers & Services — 2.0%
130		Coventry Health Care, Inc. (a)	6,507
		Hotels, Restaurants & Leisure — 2.7%
100		AFC Enterprises, Inc. (a)	1,767
100		Cedar Fair LP	2,782
65		McDonald’s Corp.	2,882
60		Steak n Shake Co. (The) (a)	1,056
			8,487
		Industrial Conglomerates — 1.9%
55		Carlisle Cos., Inc.	4,318
60		Walter Industries, Inc.	1,623
			5,941
		Insurance — 9.6%
60		21st Century Insurance Group	1,059
125		Assurant, Inc.	6,906
—	(h)	Berkshire Hathaway, Inc., Class A (a)	6,599
20		Infinity Property & Casualty Corp.	968
100		IPC Holdings Ltd. (Bermuda)	3,145
65		Loews Corp.	2,696
30		OneBeacon Insurance Group Ltd. (a)	840
170		ProAssurance Corp. (a)	8,486
			30,699

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Machinery — 1.0%
40		Crane Co.	1,465
—	(h)	Mueller Water Products, Inc. (a)	—	(h)
35		Oshkosh Truck Corp.	1,695
			3,160
		Media — 4.1%
180		Clear Channel Communications, Inc.	6,397
70		McClatchy Co., Class A	3,031
5		Washington Post Co. (The), Class B	3,728
			13,156
		Metals & Mining — 1.0%
15		Rio Tinto plc ADR (United Kingdom)	3,187
		Multiline Retail — 0.4%
8		Sears Holdings Corp. (a)	1,343
		Oil, Gas & Consumable Fuels — 12.4%
100		Buckeye GP Holdings LP	1,638
80		Devon Energy Corp.	5,366
95		Kinder Morgan Management LLC (a)	4,328
75		Kinder Morgan, Inc.	7,931
62		Teekay Offshore Partners LP (Bahamas) (a) (i)	1,632
200		Teekay Shipping Corp. (Bahamas)	8,724
228		Valero GP Holdings LLC	5,657
160		Williams Cos., Inc.	4,179
			39,455
		Pharmaceuticals — 0.3%
25		Merck & Co., Inc.	1,090
		Real Estate Investment Trusts (REITs) — 7.3%
175		Agree Realty Corp.	6,015
65		Crystal River Capital, Inc.	1,659
70		DCT Industrial Trust, Inc. (i)	826
70		iStar Financial, Inc.	3,347
70		National Health Investors, Inc.	2,310
40		Plum Creek Timber Co., Inc.	1,594
50		PS Business Parks, Inc., Class A	3,536
100		Rayonier, Inc.,	4,105
			23,392
		Real Estate Management & Development — 1.1%
35		Brookfield Asset Management, Inc., Class A (Canada)	1,686
45		Brookfield Properties Co.	1,770
			3,456
		Road & Rail — 1.2%
35		Florida East Coast Industries, Inc., Class A	2,086
100		Hertz Global Holdings, Inc. (a)	1,739
			3,825
		Software — 0.8%
90		Microsoft Corp.	2,687
		Specialty Retail — 4.9%
155		AutoNation, Inc. (a)	3,315
50		AutoZone, Inc. (a)	5,778
80		Home Depot, Inc.	3,213
50		Limited Brands, Inc.	1,447
60		TJX Cos., Inc.	1,711
			15,464
		Textiles, Apparel & Luxury Goods — 2.1%
30		Columbia Sportswear Co.	1,671
60		V.F. Corp.	4,925
			6,596
		Thrifts & Mortgage Finance — 1.5%
70		Freddie Mac	4,753
		Tobacco — 0.7%
25		Altria Group, Inc.	2,146
		Trading Companies & Distributors — 1.2%
85		GATX Corp.	3,683
		Total Common Stocks (Cost $242,351)	272,480
		Investment Company — 0.8%
102		Cohen & Steers Select Utility Fund, Inc. (Cost $2,203)	2,504
		Total Long-Term Investments (Cost $244,554)	274,984
Short-Term Investments — 13.3%
		Investment Company — 13.3%
42,352		JPMorgan Prime Money Market Fund (b) (m) (Cost $42,352)	42,352
		Total Investments — 99.7% (Cost $286,906)	317,336
		Other Assets in Excess of Liabilities — 0.3%	1,023
		NET ASSETS — 100.0%	$318,359

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)	—	All or a portion of these securities are segregated for short sales.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

REIT	—	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$946,816	$1,440,673	$897,979	$82,950
Investments in affiliates, at value	25,604	26,376	19,019	1,158
Total investment securities, at value	972,420	1,467,049	916,998	84,108
Cash	42	22	34	—	(b)
Receivables:
Investment securities sold	154	230	—	—
Fund shares sold	3,063	851	135	17
Interest and dividends	393	552	1,543	44
Prepaid expenses and other assets	—	7	4	—
Total Assets	976,072	1,468,711	918,714	84,169

LIABILITIES:
Payables:
Investment securities purchased	4,221	6,383	—	364
Collateral for securities lending program	93,261	155,515	61,051	10,582
Fund shares redeemed	709	3,108	2,888	123
Accrued liabilities:
Investment advisory fees	299	735	483	31
Administration fees	83	109	72	5
Shareholder servicing fees	187	188	118	4
Distribution fees	132	209	105	11
Custodian and accounting fees	23	27	32	4
Trustees’ and Officers’ fees	39	1	—	1
Other	324	655	357	48
Total Liabilities	99,278	166,930	65,106	11,173
Net Assets:	$876,794	$1,301,781	$853,608	$72,996

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$723,986	$1,012,285	$625,237	$301,351
Accumulated undistributed (distributions in excess of) net investment income	(2,040)	(4,416)	(1,412)	(237)
Accumulated net realized gains (losses)	26,939	103,598	18,441	(238,119)
Net unrealized appreciation (depreciation)	127,909	190,314	211,342	10,001
Total Net Assets	$876,794	$1,301,781	$853,608	$72,996

Net Assets:
Class A	$480,195	$441,832	$230,101	$48,394
Class B	22,917	137,767	57,459	1,227
Class C	21,463	39,736	30,759	51
Select Class	352,219	673,558	532,797	23,324
Ultra	—	8,888	2,492	—
Total	$876,794	$1,301,781	$853,608	$72,996

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,990	19,802	15,566	6,665
Class B	632	7,340	4,103	177
Class C	602	1,904	2,196	7
Select Class	8,265	28,825	36,238	3,206
Ultra	—	379	169	—

Net Asset Value
Class A — Redemption price per share	$40.05	$22.31	$14.78	$7.26
Class B — Offering price per share (a)	36.26	18.77	14.01	6.91
Class C — Offering price per share (a)	35.63	20.87	14.00	6.91
Select Class — Offering and redemption price per share	42.62	23.37	14.70	7.27
Ultra — Offering and redemption price per share	—	23.43	14.71	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$42.27	$23.55	$15.60	$7.66

Cost of investments	$844,511	$1,276,735	$705,656	$74,107
Market value of securities on loan	91,142	152,207	59,586	10,383

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$311,086	$7,995,262	$1,973,505		$274,984
Investments in affiliates, at value	7,358	320,524	54,335		42,352
Total investment securities, at value	318,444	8,315,786	2,027,840		317,336
Cash	16	447	93		17
Deposit with broker for securities sold short	—	—	2,022,511		—
Receivables:
Investment securities sold	74	2,359	—		1,422
Fund shares sold	457	37,662	3,012		3,554
Interest and dividends	291	11,955	10,840		749
Prepaid expenses and other assets	—	—	—	(b)	—
Total Assets	319,282	8,368,209	4,064,296		323,078

LIABILITIES:
Payables:
Dividends for securities sold short	—	—	1,199		—
Investment securities purchased	1,395	34,318	—		3,984
Securities sold short	—	—	1,955,819		—
Collateral for securities lending program	18,033	270,674	—		—
Fund shares redeemed	132	36,250	1,183		257
Accrued liabilities:
Investment advisory fees	169	3,872	1,988		137
Administration fees	24	541	155		21
Shareholder servicing fees	18	1,222	46		63
Distribution fees	—	1,394	179		122
Custodian and accounting fees	8	125	27		17
Trustees’ and Officers’ fees	5	10	4		—	(b)
Other	34	2,258	234		118
Total Liabilities	19,818	350,664	1,960,834		4,719
Net Assets:	$299,464	$8,017,545	$2,103,462		$318,359

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$232,442	$6,506,087	$2,020,017	$283,360
Accumulated undistributed (distributions in excess of) net investment income	(385)	(17,660)	(1,229)	198
Accumulated net realized gains (losses)	6,428	74,592	(58,775)	4,371
Net unrealized appreciation (depreciation)	60,979	1,454,526	143,449	30,430
Total Net Assets	$299,464	$8,017,545	$2,103,462	$318,359

Net Assets:
Class A	$—	$3,453,811	$200,059	$124,733
Class B	—	235,797	25,982	—
Class C	—	803,711	189,499	158,240
Select Class	299,464	1,235,504	1,687,922	27,180
Institutional Class	—	2,288,722	—	8,206
Total	$299,464	$8,017,545	$2,103,462	$318,359

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	134,048	18,250	6,571
Class B	—	9,333	2,399	—
Class C	—	31,738	17,495	8,374
Select Class	8,668	47,578	153,293	1,429
Institutional Class	—	87,586	—	433

Net Asset Value:
Class A — Redemption price per share	$—	$25.77	$10.96	$18.98
Class B — Offering price per share (a)	—	25.27	10.83	—
Class C — Offering price per share (a)	—	25.32	10.83	18.90
Select Class — Offering and redemption price per share	34.55	25.97	11.01	19.02
Institutional Class — Offering and redemption price per share	—	26.13	—	18.95
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$27.20	$11.57	$20.03

Cost of investments	$257,465	$6,861,260	$1,747,297	$286,906
Market value of securities on loan	17,608	265,265	—	—
Proceeds received from securities sold short	—	—	1,818,725	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME
Dividend income	$1,699	$2,742	$8,064	$220
Dividend income from affiliates (a)	501	428	495	16
Income from securities lending (net)	357	553	228	20
Foreign taxes withheld	(2)	(3)	(12)	—	(b)
Total investment income	2,555	3,720	8,775	256

EXPENSES
Investment advisory fees	1,697	4,440	2,929	237
Administration fees	428	689	455	37
Distribution fees
Class A	589	553	285	82
Class B	95	544	220	5
Class C	78	153	119	—	(b)
Shareholder servicing fees
Class A	589	553	285	82
Class B	32	181	73	2
Class C	26	51	40	—	(b)
Select Class	414	906	721	7
Custodian and accounting fees	43	54	54	23
Interest expense	—	6	—	2
Professional fees	21	34	30	23
Trustees’ and Officers’ fees	6	11	7	1
Printing and mailing costs	83	79	49	14
Registration and filing fees	44	35	29	32
Transfer agent fees	395	445	174	38
Other	6	18	17	11
Total expenses	4,546	8,752	5,487	596
Less amounts waived	—	(638)	(423)	(105)
Less earnings credits	(3)	— (b)	— (b)	—	(b)
Less reimbursement for legal matters	—	(5)	(4)	—
Net expenses	4,543	8,109	5,060	491
Net investment income (loss)	(1,988)	(4,389)	3,715	(235)

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	53,333	131,012	56,125	5,171
Change in net unrealized appreciation (depreciation) of investments	3,161	(43,465)	33,780	1,611
Net realized/unrealized gains (losses)	56,494	87,547	89,905	6,782
Change in net assets resulting from operations	$54,506	$83,158	$93,620	$6,547

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Mid Cap Equity Fund		Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME
Dividend income	$1,506		$58,835	$13,522	$2,292
Dividend income from affiliates (a)	211		6,081	3,819	772
Interest income	—		—	43,422 (c)	—
Income from securities lending (net)	55		739	—	—
Foreign taxes withheld	(3)		(157)	(12)	(3)
Total investment income	1,769		65,498	60,751	3,061

EXPENSES
Investment advisory fees	975		24,885	12,674	760
Administration fees	151		3,859	1,022	118
Distribution fees
Class A	—		4,023	249	118
Class B	—		878	102	—
Class C	—		2,983	738	432
Shareholder servicing fees
Class A	—		4,023	249	118
Class B	—		293	34	—
Class C	—		994	246	144
Select Class	375		1,597	2,006	25
Institutional Class	—		1,066	—	2
Custodian and accounting fees	23		251	74	26
Interest expense	—	(b)	—	—	1
Professional fees	17		64	28	22
Trustees’ and Officers’ fees	2		55	16	2
Printing and mailing costs	22		989	48	26
Registration and filing fees	15		12	35	58
Transfer agent fees	25		2,497	337	99
Dividend expense on securities sold short	—		—	11,028	—
Other	4		101	30	4
Total expenses	1,609		48,570	28,916	1,955
Less amounts waived	(259)		(5,057)	(3,833)	(222)
Less earnings credits	—	(b)	(10)	(4)	(17)
Less expense reimbursements	—		—	—	—
Less reimbursement for legal matters	—		—	(7)	—
Net expenses	1,350		43,503	25,072	1,716
Net investment income (loss)	419		21,995	35,679	1,345

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	15,392		181,284	28,797	5,830
Securities sold short	—		—	(64,411)	—
Net realized gain (loss)	15,392		181,284	(35,614)	5,830
Change in net unrealized appreciation (depreciation) of:
Investments	8,257		525,693	153,325	22,297
Securities sold short	—		—	(96,311)	—
Change in net unrealized appreciation (depreciation)	8,257		525,693	57,014	22,297
Net realized/unrealized gains (losses)	23,649		706,977	21,400	28,127
Change in net assets resulting from operations	$24,068		$728,972	$57,079	$29,472

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Interest Income earned on segregated cash for short positions.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$(1,988)	$77	$(3,919)	$(4,389)	$(6,171)
Net realized gain (loss)	53,333	27,670	55,475	131,012	251,056
Change in net unrealized appreciation (depreciation)	3,161	2,458	19,484	(43,465)	(49,784)
Change in net assets resulting from operations	54,506	30,205	71,040	83,158	195,101

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(37,430)	—	(34,577)	(70,626)	(34,627)
Class B
From net realized gains	(2,088)	—	(2,960)	(25,785)	(16,185)
Class C
From net realized gains	(1,859)	—	(1,296)	(6,793)	(3,861)
Select Class
From net investment income	(74)	—	—	—	—
From net realized gains	(25,344)	—	(18,489)	(107,952)	(74,921)
Ultra
From net realized gains	—	—	—	(1,418)	(1,349)
Total distributions to shareholders	(66,795)	—	(57,322)	(212,574)	(130,943)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	48,054	25,344	229,735	(2,991)	(360,585)

NET ASSETS:
Change in net assets	35,765	55,549	243,453	(132,407)	(296,427)
Beginning of period	841,029	785,480	542,027	1,434,188	1,730,615
End of period	$876,794	$841,029	$785,480	$1,301,781	$1,434,188
Accumulated undistributed (distributions in excess of) net investment income	$(2,040)	$22	$(42)	$(4,416)	$(27)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$3,715	$9,605	$(235)	$(128)	$(447)
Net realized gain (loss)	56,125	195,181	5,171	1,848	8,398
Change in net unrealized appreciation (depreciation)	33,780	(95,936)	1,611	(187)	(2,867)
Change in net assets resulting from operations	93,620	108,850	6,547	1,533	5,084

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(808)	(1,911)	—	—	—
From net realized gains	(37,633)	(62,387)	—	—	—
Class B
From net investment income	(77)	(222)	—	—	—
From net realized gains	(9,973)	(16,589)	—	—	—
Class C
From net investment income	(40)	(119)	—	—	—
From net realized gains	(5,288)	(8,894)	—	—	—
Select Class
From net investment income	(2,603)	(7,557)	—	—	—
From net investment income	(92,296)	(210,755)	—	—	—
Ultra
From net investment income	(19)	(127)	—	—	—
From net realized gains	(483)	(3,088)	—	—	—
Total distributions to shareholders	(149,220)	(311,649)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(19,557)	(178,002)	(6,347)	15,167	(6,370)

NET ASSETS:
Change in net assets	(75,157)	(380,801)	200	16,700	(1,286)
Beginning of period	928,765	1,309,566	72,796	56,096	57,382
End of period	$853,608	$928,765	$72,996	$72,796	$56,096
Accumulated undistributed (distributions in excess of) net investment income	$(1,412)	$(1,580)	$(237)	$(2)	$(1)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$419	$1,246	$716	$21,995	$45,431	$37,307
Net realized gain (loss)	15,392	10,389	25,609	181,284	200,042	196,320
Change in net unrealized appreciation (depreciation)	8,257	2,660	(2,188)	525,693	191,877	287,118
Change in net assets resulting from operations	24,068	14,295	24,137	728,972	437,350	520,745

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(33,796)	—	(14,169)
From net realized gains	—	—	—	(145,970)	—	(72,188)
Class B
From net investment income	—	—	—	(1,118)	—	—
From net realized gains	—	—	—	(10,457)	—	(6,168)
Class C
From net investment income	—	—	—	(3,695)	—	(12)
From net realized gains	—	—	—	(35,418)	—	(21,631)
Select Class
From net investment income	(827)	(1,227)	(705)	(14,785)	—	(8,387)
From net realized gains	(23,004)	—	(27,072)	(55,110)	—	(31,358)
Institutional Class
From net investment income	—	—	—	(31,824)	—	(17,025)
From net realized gains	—	—	—	(95,197)	—	(48,603)
Total distributions to shareholders	(23,831)	(1,227)	(27,777)	(427,370)	—	(219,541)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,123	16,454	45,115	428,430	(166,640)	3,026,845

NET ASSETS:
Change in net assets	1,360	29,522	41,475	730,032	270,710	3,328,049
Beginning of period	298,104	268,582	227,107	7,287,513	7,016,803	3,688,754
End of period	$299,464	$298,104	$268,582	$8,017,545	$7,287,513	$7,016,803
Accumulated undistributed (distributions in excess of) net investment income	$(385)	$23	$5	$(17,660)	$45,563	$(2)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,679	$41,094	$1,345	$615	$291
Net realized gain (loss)	(35,614)	(471)	5,830	3,239	663
Change in net unrealized appreciation (depreciation)	57,014	47,312	22,297	5,805	2,328
Change in net assets resulting from operations	57,079	87,935	29,472	9,659	3,282

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,486)	(3,219)	(748)	—	(169)
From net realized gains	—	(6,217)	(1,731)	—	(477)
Class B
From net investment income	(515)	(263)	—	—	—
From net realized gains	—	(953)	—	—	—
Class C
From net investment income	(3,745)	(2,001)	(533)	—	(93)
From net realized gains	—	(7,230)	(2,199)	—	(609)
Select Class
From net investment income	(51,420)	(21,032)	(221)	—	(14)
From net realized gains	—	(33,786)	(389)	—	(35)
Institutional Class
From net investment income	—	—	(75)	—	— (c)
From net realized gains	—	—	(115)	—	— (c)
Total distributions to shareholders	(61,166)	(74,701)	(6,011)	—	(1,397)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	230,728	399,079	127,382	53,692	102,280

NET ASSETS:
Change in net assets	226,641	412,313	150,843	63,351	104,165
Beginning of period	1,876,821	1,464,508	167,516	104,165	—
End of period	$2,103,462	$1,876,821	$318,359	$167,516	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$(1,229)	$24,258	$198	$430	$23

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS
Class A
Proceeds from shares issued	$26,405	$34,766	$67,593	$39,016	$134,263
Dividends reinvested	34,865	—	32,128	63,172	30,576
Cost of shares redeemed	(44,439)	(40,887)	(89,342)	(68,328)	(165,572)
Change in net assets from Class A capital transactions	$16,831	$(6,121)	$10,379	$33,860	$(733)
Class B
Proceeds from shares issued	$1,305	$2,415	$5,581	$2,380	$7,622
Dividends reinvested	1,754	—	2,560	24,694	15,509
Cost of shares redeemed	(7,497)	(10,024)	(25,134)	(26,884)	(68,714)
Change in net assets from Class B capital transactions	$(4,438)	$(7,609)	$(16,993)	$190	$(45,583)
Class C
Proceeds from shares issued	$2,561	$4,660	$10,804	$2,114	$5,446
Dividends reinvested	1,230	—	754	5,265	3,001
Cost of shares redeemed	(2,563)	(1,548)	(1,654)	(5,618)	(13,973)
Change in net assets from Class C capital transactions	$1,228	$3,112	$9,904	$1,761	$(5,526)
Select Class
Proceeds from shares issued	$37,876	$57,099	$233,983	$82,258	$140,967
Dividends reinvested	24,389	—	17,941	16,561	11,637
Cost of shares redeemed	(27,832)	(21,137)	(25,479)	(131,713)	(464,395)
Change in net assets from Select Class capital transactions	$34,433	$35,962	$226,445	$(32,894)	$(311,791)
Ultra
Proceeds from shares issued	$—	$—	$—	$1,212	$5,648
Cost of shares redeemed	—	—	—	(7,120)	(2,600)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(5,908)	$3,048

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	654	830	1,741	1,601	5,354
Reinvested	862	—	816	2,783	1,266
Redeemed	(1,094)	(984)	(2,292)	(2,753)	(6,634)
Change in Class A Shares	422	(154)	265	1,631	(14)
Class B
Issued	35	63	154	115	348
Reinvested	48	—	71	1,293	737
Redeemed	(204)	(261)	(701)	(1,261)	(3,130)
Change in Class B Shares	(121)	(198)	(476)	147	(2,045)
Class C
Issued	71	125	302	94	230
Reinvested	34	—	21	248	130
Redeemed	(71)	(42)	(46)	(239)	(587)
Change in Class C Shares	34	83	277	103	(227)
Select Class
Issued	878	1,291	5,804	3,408	5,510
Reinvested	567	—	432	697	465
Redeemed	(650)	(483)	(627)	(5,097)	(18,136)
Change in Select Class Shares	795	808	5,609	(992)	(12,161)
Ultra
Issued	—	—	—	50	224
Redeemed	—	—	—	(264)	(101)
Change in Ultra Shares	—	—	—	(214)	123

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,448	$79,245	$1,684	$21,924	$9,235
Dividends reinvested	35,848	59,398	—	—	—
Cost of shares redeemed	(32,205)	(110,791)	(31,265)	(6,594)	(13,879)
Change in net assets from Class A capital transactions	$19,091	$27,852	$(29,581)	$15,330	$(4,644)
Class B
Proceeds from shares issued	$776	$5,496	$119	$210	$448
Dividends reinvested	9,485	15,789	—	—	—
Cost of shares redeemed	(8,289)	(19,081)	(230)	(403)	(2,174)
Change in net assets from Class B capital transactions	$1,972	$2,204	$(111)	$(193)	$(1,726)
Class C
Proceeds from shares issued	$1,235	$24,884	$35	$15 (d)	$—
Dividends reinvested	4,153	7,097	—	—	—
Cost of shares redeemed	(5,246)	(22,769)	—	—	—
Change in net assets from Class C capital transactions	$142	$9,212	$35	$15	$—
Select Class
Proceeds from shares issued	$65,148	$212,740	$23,942	$15 (e)	$—
Dividends reinvested	5,458	25,159	—	—	—
Cost of shares redeemed	(105,947)	(452,569)	(632)	—	—
Change in net assets from Select Class capital transactions	$(35,341)	$(214,670)	$23,310	$15	$—
Ultra
Proceeds from shares issued	$—	$— (c)	$—	$—	$—
Cost of shares redeemed	(5,421)	(2,600)	—	—	—
Change in net assets from Ultra capital transactions	$(5,421)	$(2,600)	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	954	4,316	239	3,121	1,479
Reinvested	2,403	3,854	—	—	—
Redeemed	(1,969)	(6,472)	(4,356)	(962)	(2,348)
Change in Class A Shares	1,388	1,698	(4,117)	2,159	(869)
Class B
Issued	52	312	18	33	80
Reinvested	672	1,072	—	—	—
Redeemed	(536)	(1,166)	(35)	(62)	(374)
Change in Class B Shares	188	218	(17)	(29)	(294)
Class C
Issued	85	1,338	5	2 (d)	—
Reinvested	294	482	—	—	—
Redeemed	(334)	(1,275)	—	—	—
Change in Class C Shares	45	545	5	2	—
Select Class
Issued	4,369	13,366	3,290	2 (e)	—
Reinvested	368	1,639	—	—	—
Redeemed	(6,527)	(27,301)	(86)	—	—
Change in Select Class Shares	(1,790)	(12,296)	3,204	2	—
Ultra
Issued	—	— (c)	—	—	—
Redeemed	(322)	(164)	—	—	—
Change in Ultra Shares	(322)	(164)	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than one thousand.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$482,917	$487,264	$1,806,575
Dividends reinvested	—	—	—	161,659	—	75,171
Cost of shares redeemed	—	—	—	(317,757)	(483,692)	(504,110)
Change in net assets from Class A capital transactions	$—	$—	$—	$326,819	$3,572	$1,377,636
Class B
Proceeds from shares issued	$—	$—	$—	$4,978	$4,697	$68,631
Dividends reinvested	—	—	—	9,616	—	4,936
Cost of shares redeemed	—	—	—	(18,703)	(21,720)	(25,007)
Change in net assets from Class B capital transactions	$—	$—	$—	$(4,109)	$(17,023)	$48,560
Class C
Proceeds from shares issued	$—	$—	$—	$25,027	$22,162	$344,689
Dividends reinvested	—	—	—	27,199	—	14,623
Cost of shares redeemed	—	—	—	(72,811)	(101,678)	(59,221)
Change in net assets from Class C capital transactions	$—	$—	$—	$(20,585)	$(79,516)	$300,091
Select Class
Proceeds from shares issued	$18,562	$58,534	$111,814	$100,149	$109,574	$868,591
Dividends reinvested	6,209	238	13,373	31,011	—	22,433
Cost of shares redeemed	(23,648)	(42,318)	(80,072)	(204,184)	(153,707)	(211,875)
Change in net assets from Select Class capital transactions	$1,123	$16,454	$45,115	$(73,024)	$(44,133)	$679,149
Institutional Class
Proceeds from shares issued	$—	$—	$—	$304,176	$236,657	$988,690
Dividends reinvested	—	—	—	100,503	—	49,428
Cost of shares redeemed	—	—	—	(205,350)	(266,197)	(416,709)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$199,329	$(29,540)	$621,409

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	18,857	20,046	79,449
Reinvested	—	—	—	6,236	—	3,191
Redeemed	—	—	—	(12,435)	(19,885)	(21,858)
Change in Class A Shares	—	—	—	12,658	161	60,782
Class B
Issued	—	—	—	199	197	3,118
Reinvested	—	—	—	380	—	214
Redeemed	—	—	—	(746)	(909)	(1,112)
Change in Class B Shares	—	—	—	(167)	(712)	2,220
Class C
Issued	—	—	—	995	928	15,649
Reinvested	—	—	—	1,072	—	632
Redeemed	—	—	—	(2,923)	(4,243)	(2,624)
Change in Class C Shares	—	—	—	(856)	(3,315)	13,657
Select Class
Issued	531	1,697	3,314	3,817	4,490	38,506
Reinvested	179	7	399	1,186	—	944
Redeemed	(680)	(1,237)	(2,361)	(7,814)	(6,265)	(9,156)
Change in Select Class Shares	30	467	1,352	(2,811)	(1,775)	30,294
Institutional Class
Issued	—	—	—	11,588	9,612	42,976
Reinvested	—	—	—	3,814	—	2,069
Redeemed	—	—	—	(7,863)	(10,793)	(18,290)
Change in Institutional Class Shares	—	—	—	7,539	(1,181)	26,755

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,677	$95,185	$51,682	$35,749	$46,450
Dividends reinvested	2,522	4,054	1,938	—	490
Cost of shares redeemed	(49,687)	(106,033)	(15,661)	(7,672)	(2,464)
Redemption fees	—	1	—	—	—
Change in net assets from Class A capital transactions	$9,512	$(6,793)	$37,959	$28,077	$44,476
Class B
Proceeds from shares issued	$1,071	$4,114	$—	$—	$—
Dividends reinvested	252	606	—	—	—
Cost of shares redeemed	(3,561)	(8,878)	—	—	—
Redemption fees	—	— (c)	—	—	—
Change in net assets from Class B capital transactions	$(2,238)	$(4,158)	$—	$—	$—
Class C
Proceeds from shares issued	$19,152	$58,107	$67,833	$27,806	$56,580
Dividends reinvested	1,678	4,164	2,028	—	487
Cost of shares redeemed	(32,419)	(104,690)	(6,937)	(4,821)	(2,231)
Redemption fees	—	1	—	—	—
Change in net assets from Class C capital transactions	$(11,589)	$(42,418)	$62,924	$22,985	$54,836
Select Class
Proceeds from shares issued	$333,860	$623,651	$20,112	$2,886	$3,524
Dividends reinvested	2,686	13,573	236	—	45
Cost of shares redeemed	(101,503)	(184,779)	(878)	(998)	(584)
Redemption fees	—	3	—	—	—
Change in net assets from Select Class capital transactions	$235,043	$452,448	$19,470	$1,888	$2,985
Institutional Class
Proceeds from shares issued	$—	$—	$7,140	$757	$520
Dividends reinvested	—	—	179	—	1
Cost of shares redeemed	—	—	(290)	(15)	(538)
Change in net assets from Institutional Class capital transactions	$—	$—	$7,029	$742	$(17)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	5,129	8,786	2,851	2,139	2,969
Reinvested	231	382	102	—	31
Redeemed	(4,500)	(9,872)	(906)	(459)	(156)
Change in Class A Shares	860	(704)	2,047	1,680	2,844
Class B
Issued	99	386	—	—	—
Reinvested	23	58	—	—	—
Redeemed	(328)	(838)	—	—	—
Change in Class B Shares	(206)	(394)	—	—	—
Class C
Issued	1,767	5,454	3,756	1,663	3,635
Reinvested	155	399	107	—	31
Redeemed	(2,985)	(9,891)	(389)	(288)	(141)
Change in Class C Shares	(1,063)	(4,038)	3,474	1,375	3,525
Select Class
Issued	30,109	57,687	1,159	171	229
Reinvested	244	1,267	12	—	2
Redeemed	(9,129)	(17,086)	(48)	(60)	(36)
Change in Select Class Shares	21,224	41,868	1,123	111	195
Institutional Class
Issued	—	—	394	45	34
Reinvested	—	—	9		— (c)
Redeemed	—	—	(15)	(1)	(33)
Change in Institutional Class Shares	—	—	388	44	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$40.68	$(0.11	)(i)	$2.78	$2.67	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (e)	39.13	(0.01	)(i)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(i)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(i)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(i)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(i)	(10.86)	(11.24)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	35.37	(0.03)		4.76	4.73	—	—	—
Year Ended October 31, 2001	47.91	(0.19	)(i)	(6.87)	(7.06)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	24.85	(0.09	)(i)	1.74	1.65	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—
Year Ended June 30, 2002	21.64	(0.14)		(3.19)	(3.33)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.92	0.06	(i)	1.70	1.76	(0.05)	(2.85)	(2.90)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)
Year Ended June 30, 2002	16.80	0.05		(0.05)	—	(0.05)	(1.36)	(1.41)

Growth Advantage Fund (g)
Six Months Ended December 31, 2006 (Unaudited)	6.63	(0.02	)(i)	0.65	0.63	—	—	—
Period Ended June 30, 2006 (e)	6.35	(0.01	)(i)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(i)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(i)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(i)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(i)	(1.44)	(1.49)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.27	(0.01)		0.80	0.79	—	—	—
Year Ended September 30, 2001	12.51	(0.02	)(i)	(8.06)	(8.08)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$40.05	6.61%	$480,195	1.14%	(0.54)%	1.14%	64%
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68
28.60	(28.04)	330,000	1.35	(1.13)	1.38	93
40.10	13.37	495,000	1.35	(0.40)	1.35	2
35.37	(15.86)	426,000	1.35	(0.47)	1.37	43

22.31	6.35	441,832	1.24	(0.69)	1.35	58
24.85	12.20	451,565	1.24	(0.42)	1.41	112
23.99	9.84	436,185	1.24	(0.76)	1.37	119
21.84	20.33	544,217	1.22	(0.69)	1.33	48
18.15	(0.49)	409,354	1.24	(0.65)	1.41	71
18.24	(15.41)	336,995	1.24	(0.82)	1.42	83

14.78	10.99	230,101	1.23	0.74	1.33	14
15.92	9.45	225,776	1.24	0.70	1.36	52
19.15	14.17	238,939	1.22	0.78	1.33	67
17.41	29.06	231,511	1.19	0.40	1.31	24
13.54	(6.68)	175,561	1.24	0.39	1.35	99
15.39	—	178,569	1.22	0.32	1.33	101

7.26	9.50	48,394	1.35	(0.65)	1.64	88
6.63	4.41	71,538	1.35	(0.37)	1.90	81
6.35	10.63	54,737	1.35	(0.81)	1.75	140
5.74	16.90	54,000	1.35	(0.61)	1.79	118
4.91	37.53	58,000	1.35	(1.05)	1.77	69
3.57	(29.45)	53,000	1.35	(1.15)	1.62	39
5.06	18.50	101,000	1.35	(0.84)	1.35	135
4.27	(65.10)	94,000	1.30	(0.54)	1.30	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.73	$0.05		$2.39	$2.44	$(0.25)	$(1.15)	$(1.40)	$—
Period Ended June 30, 2006 (d)	23.28	0.14		1.31	1.45	—	—	—	—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	1.96	(0.12)	(0.61)	(0.73)	—
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	3.78	(0.04)	(0.31)	(0.35)	—
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	4.34	(0.05)	(0.11)	(0.16)	—
Year Ended December 31, 2002	14.10	0.07	(g)	0.31	0.38	(0.03)	(0.01)	(0.04)	—
October 1, 2001 to December 31, 2001 (e)	13.43	0.02	(g)	1.48	1.50	(0.08)	(0.75)	(0.83)	—
April 30, 2001 (f) to September 30, 2001	14.24	0.04	(g)	(0.85)	(0.81)	—	—	—	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	10.98	0.19	(g)	0.10	0.29	(0.31)	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	(0.49)	—	(h)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	—	(h)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.17	0.12	(g)	2.09	2.21	(0.12)	(0.28)	(0.40)	—
Period Ended June 30, 2006 (d)	15.88	0.10	(g)	1.19	1.29	—	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$25.77	9.93%	$3,453,811	1.25%	1.25%	0.47%	1.35%		1.35%		21%
24.73	6.23	3,001,515	1.25	1.25	1.15	1.39		1.39		20
23.28	8.87	2,822,767	1.25	1.25	0.54	1.39		1.39		45
22.05	20.32	1,333,000	1.25	1.25	0.34	1.60		1.60		41
18.62	30.07	275,000	1.25	1.25	0.51	1.65		1.65		32
14.44	2.68	26,000	1.25	1.25	0.50	1.70		1.70		51
14.10	11.20	5,000	1.25	1.25	0.47	3.72	(i)	3.72	(i)	15
13.43	(5.69)	2,000	1.30	1.30	0.71	15.30	(i)	15.30	(i)	98

10.96	2.64	200,059	2.59	1.50	3.40	2.99		1.90		45
10.98	5.14	190,855	2.60	1.50	2.38	3.02		1.92		121
10.93	4.23	197,816	2.39	1.50	0.58	2.75		1.86		198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73		1.85		257
10.05	0.50	25,478	2.48	1.50	(0.42)	3.05		2.07		—

18.98	12.84	124,733	1.25	1.25	1.34	1.45		1.45		43
17.17	8.12	77,691	1.25	1.25	1.16	1.67		1.67		55
15.88	7.46	45,163	1.25	1.25	1.02	1.82		1.82		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$37.22	$(0.19	)(i)	$2.53	$2.34	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (e)	35.89	(0.09	)(i)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(i)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(i)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(i)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(i)	(10.20)	(10.85)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.75	(0.06)		4.55	4.49	—	—	—
Year Ended October 31, 2001	46.20	(0.38	)(i)	(6.59)	(6.97)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	21.59	(0.14	)(i)	1.51	1.37	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—
Year Ended June 30, 2002	19.71	(0.29)		(2.87)	(3.16)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.24	0.01	(i)	1.63	1.64	(0.02)	(2.85)	(2.87)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.06)		(0.06)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund (g)
Six Months Ended December 31, 2006 (Unaudited)	6.33	(0.04	)(i)	0.62	0.58	—	—	—
Period Ended June 30, 2006 (e)	6.08	(0.03	)(i)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(i)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(i)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(i)	(1.42)	(1.50)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.22	(0.02)		0.79	0.77	—	—	—
Year Ended September 30, 2001	12.43	(0.07	)(i)	(7.98)	(8.05)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$36.26	6.33%	$22,917	1.64%	(1.05)%	1.64%	64%
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68
27.13	(28.39)	59,000	1.85	(1.64)	1.89	93
38.24	13.30	170,000	1.85	(0.93)	1.85	2
33.75	(16.30)	164,000	1.85	(0.97)	1.87	43

18.77	6.01	137,767	1.85	(1.31)	1.85	58
21.59	11.51	155,268	1.89	(1.07)	1.91	112
21.21	9.10	195,917	1.96	(1.48)	1.98	119
19.44	19.34	238,738	1.97	(1.44)	1.98	48
16.29	(1.15)	226,174	1.99	(1.40)	2.06	71
16.48	(16.06)	268,231	1.99	(1.57)	2.07	83

14.01	10.66	57,459	1.83	0.12	1.83	14
15.24	8.89	59,652	1.84	0.09	1.86	52
18.54	13.40	68,550	1.90	(0.03)	1.93	67
16.92	28.08	69,874	1.94	(0.35)	1.96	24
13.21	(7.45)	57,501	1.99	(0.36)	2.00	99
15.09	(0.77)	73,191	1.97	(0.43)	1.98	101

6.91	9.16	1,227	2.05	(1.35)	2.15	88
6.33	4.11	1,230	2.05	(1.02)	2.40	81
6.08	9.75	1,359	2.05	(1.51)	2.24	140
5.54	16.14	3,000	2.05	(1.31)	2.29	118
4.77	36.68	3,000	2.05	(1.75)	2.33	69
3.49	(30.06)	3,000	2.05	(1.85)	2.32	39
4.99	18.25	5,000	2.05	(1.53)	2.05	135
4.22	(65.30)	6,000	2.00	(1.22)	2.00	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.21	$(0.01)		$2.34	$2.33	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.86	0.08		1.27	1.35	—	—	—	—
Year Ended December 31, 2005	21.66	—	(g)(h)	1.81	1.81	—	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.37	(0.06	)(g)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.32	(0.03	)(g)	4.19	4.16	—	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.06	(0.04	)(g)	0.31	0.27	—	(0.01)	(0.01)	—
October 1, 2001 to December 31, 2001 (e)	13.40	(0.01	)(g)	1.47	1.46	(0.05)	(0.75)	(0.80)	—
April 30, 2001 (f) to September 30, 2001	14.24	—	(g)	(0.84)	(0.84)	—	—	—	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	10.80	0.15	(g)	0.10	0.25	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	(0.41)	—	(h)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$25.27	9.67%	$235,797	1.75%	1.75%	(0.05)%	1.85%		1.85%		21%
24.21	5.91	229,998	1.75	1.75	0.64	1.89		1.89		20
22.86	8.36	233,396	1.77	1.77	(0.01)	1.89		1.89		45
21.66	19.60	173,000	1.90	1.90	(0.32)	2.10		2.10		41
18.37	29.06	68,000	1.95	1.95	(0.21)	2.19		2.19		32
14.32	1.94	14,000	2.00	2.00	(0.27)	2.49		2.49		51
14.06	10.94	3,000	1.99	1.99	(0.27)	4.47	(i)	4.47	(i)	15
13.40	(5.90)	1,000	2.03	2.03	0.01	16.00	(i)	16.00	(i)	98

10.83	2.29	25,982	3.34	2.25	2.66	3.49		2.40		45
10.80	4.33	28,129	3.35	2.25	1.63	3.52		2.42		121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36		2.47		198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43		2.55		257
10.04	0.40	12,389	3.23	2.25	(1.15)	3.68		2.70		—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$36.63	$(0.19	)(h)	$2.49	$2.30	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (e)	35.32	(0.10	)(h)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(h)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(h)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(h)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(h)	(10.20)	(10.73)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.38	(0.05)		4.49	4.44	—	—	—
Year Ended October 31, 2001	45.76	(0.37	)(h)	(6.53)	(6.90)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	23.57	(0.15	)(h)	1.64	1.49	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—
Year Ended June 30, 2002	21.36	(0.29)		(3.14)	(3.43)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.24	0.01	(h)	1.62	1.63	(0.02)	(2.85)	(2.87)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.03)		(0.09)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	6.34	(0.04	)(h)	0.61	0.57	—	—	—
May 1, 2006 (g) to June 30, 2006 (e)	6.80	(0.04	)(h)	(0.42)	(0.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$35.63	6.32%	$21,463	1.64%	(1.04)%	1.64%	64%
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68
26.83	(28.39)	3,000	1.85	(1.63)	1.88	93
37.82	13.30	5,000	1.85	(0.91)	1.85	2
33.38	(16.30)	4,000	1.85	(0.97)	1.87	43

20.87	6.01	39,736	1.85	(1.31)	1.85	58
23.57	11.53	42,448	1.89	(1.07)	1.91	112
22.98	9.06	46,607	1.96	(1.48)	1.98	119
21.07	19.38	67,274	1.97	(1.44)	1.98	48
17.65	(1.18)	58,321	1.99	(1.40)	2.06	71
17.86	(16.08)	56,790	1.99	(1.57)	2.07	83

14.00	10.58	30,759	1.83	0.12	1.83	14
15.24	8.89	32,775	1.84	0.11	1.86	52
18.54	13.43	29,777	1.90	0.11	1.93	67
16.92	28.08	23,155	1.94	(0.35)	1.96	24
13.21	(7.38)	17,722	1.99	(0.35)	2.00	99
15.09	(0.77)	12,349	1.97	(0.43)	1.98	101

6.91	8.99	51	2.05	(1.33)	2.18	88
6.34	(6.76)	14	2.05	(1.32)	2.37	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.26	$(0.01)		$2.34	$2.33	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.90	0.08		1.28	1.36	—	—	—	—
Year Ended December 31, 2005	21.70	—	(g)(h)	1.81	1.81	— (h)	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.41	(0.06	)(g)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.35	(0.03	)(g)	4.20	4.17	— (h)	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.09	(0.04	)(g)	0.31	0.27	—	(0.01)	(0.01)	—
October 1, 2001 to December 31, 2001 (e)	13.41	(0.01	)(g)	1.48	1.47	(0.04)	(0.75)	(0.79)	—
April 30, 2001 (f) to September 30, 2001	14.24	—	(g)(h)	(0.83)	(0.83)	—	—	—	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	10.80	0.15	(g)	0.10	0.25	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	(0.41)	—	(h)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.10	0.08	(g)	2.06	2.14	(0.06)	(0.28)	(0.34)	—
Period Ended June 30, 2006 (d)	15.85	0.05	(g)	1.20	1.25	—	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$25.32	9.63%	$803,711	1.75%	1.75%	(0.05)%	1.85%		1.85%		21%
24.26	5.94	790,689	1.75	1.75	0.64	1.89		1.89		20
22.90	8.34	822,366	1.76	1.76	0.01	1.89		1.89		45
21.70	19.56	483,000	1.90	1.90	(0.31)	2.10		2.10		41
18.41	29.09	103,000	1.95	1.95	(0.19)	2.19		2.19		32
14.35	1.94	9,000	2.00	2.00	(0.28)	2.51		2.51		51
14.09	11.05	3,000	1.99	1.99	(0.30)	4.48	(i)	4.48	(i)	15
13.41	(5.83)	2,000	2.04	2.04	0.03	15.95	(i)	15.95	(i)	98

10.83	2.30	189,499	3.34	2.25	2.66	3.49		2.40		45
10.80	4.25	200,403	3.35	2.25	1.61	3.52		2.42		121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35		2.46		198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40		2.55		257
10.04	0.40	54,094	3.23	2.25	(1.16)	3.68		2.70		—

18.90	12.54	158,240	1.75	1.75	0.87	1.95		1.95		43
17.10	7.89	83,777	1.75	1.75	0.64	2.17		2.17		55
15.85	7.03	55,875	1.75	1.75	0.47	2.39		2.39		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$43.05	$(0.06	)(h)	$2.94	$2.88	$(0.01)	$(3.30)	$(3.31)
Period Ended June 30, 2006 (e)	41.36	0.04	(h)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(h)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(h)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(h)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(h)	(11.19)	(11.43)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	36.37	0.01		4.88	4.89	—	—	—
Year Ended October 31, 2001	48.76	—	(h)(i)	(6.91)	(6.91)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	25.81	(0.06	)(h)	1.81	1.75	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—
Year Ended June 30, 2002	22.13	(0.11)		(3.25)	(3.36)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.85	0.08	(h)	1.69	1.77	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)
Year Ended June 30, 2002	16.74	0.08		(0.05)	0.03	(0.08)	(1.36)	(1.44)

Growth Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	6.64	(0.01	)(h)	0.64	0.63	—	—	—
May 1, 2006 (g) to June 30, 2006 (e)	7.11	(0.01	)(h)	(0.46)	(0.47)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$42.62	6.73%	$352,219	0.89%		(0.29)%	0.89%	64%
43.05	4.09	321,568	0.89		0.19	0.92	63
41.36	10.10	275,518	0.90		(0.33)	0.90	119
40.42	17.37	43,000	0.93		(0.21)	1.30	122
38.95	36.64	4,000	0.93		(0.63)	1.54	68
29.57	(27.71)	2,000	0.93		(0.71)	1.26	93
41.26	13.45	3,000	0.93		0.01	2.06	2
36.37	(15.20)	3,000	0.93		(0.01)	1.18	43

23.37	6.51	673,558	0.99		(0.45)	1.10	58
25.81	12.51	769,574	0.99		(0.19)	1.16	112
24.78	10.13	1,040,265	0.99		(0.50)	1.05	119
22.50	20.58	1,764,404	0.97		(0.44)	0.98	48
18.66	(0.21)	1,493,114	0.99		(0.40)	1.06	71
18.70	(15.20)	1,313,208	0.99		(0.57)	1.07	83

14.70	11.10	532,797	0.98		0.97	1.08	14
15.85	9.79	602,775	0.99		0.92	1.11	52
19.07	14.46	959,801	0.96		0.87	1.01	67
17.34	29.43	1,541,179	0.94		0.65	0.96	24
13.48	(6.48)	1,269,438	0.99		0.65	1.00	99
15.33	0.24	1,237,701	0.97		0.57	0.98	101

7.27	9.49	23,324	1.11	(j)	(0.39)	1.48	88
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	$34.51	$0.05		$2.82	$2.87	$(0.10)	$(2.73)	$(2.83)	$—
Period Ended June 30, 2006 (d)	32.87	0.14	(g)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	(g)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	—
November 1, 2001 to December 31, 2001 (e)	26.17	0.02		3.43	3.45	(0.02)	(0.09)	(0.11)	—
Year Ended October 31, 2001	37.85	0.12		(5.30)	(5.18)	(0.12)	(6.38)	(6.50)	—

Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	24.93	0.10		2.40	2.50	(0.31)	(1.15)	(1.46)	—
Period Ended June 30, 2006 (d)	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	(g)	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	(g)	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	(g)	4.27	4.39	(0.06)	(0.11)	(0.17)	—
Year Ended December 31, 2002	14.14	0.14	(g)	0.27	0.41	(0.06)	(0.01)	(0.07)	—
October 31, 2001 (f) to December 31, 2001	13.48	0.01	(g)	1.49	1.50	(0.09)	(0.75)	(0.84)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2006 (Unaudited)	11.04	0.20	(g)	0.11	0.31	(0.34)	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	(0.51)	—	(h)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	(0.03)	—
May 23, 2003 (f) to June 30, 2003	10.00	—	(h)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.22	0.15	(g)	2.09	2.24	(0.16)	(0.28)	(0.44)	—
Period Ended June 30, 2006 (d)	15.91	0.12	(g)	1.19	1.31	—	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$34.55	8.37%	$299,464	0.90%	0.90%	0.28%	1.07%		1.07%		41%
34.51	5.42	298,104	0.90	0.90	0.85	1.08		1.08		41
32.87	9.61	268,582	0.90	0.90	0.29	1.08		1.08		99
33.30	19.36	227,000	0.90	0.90	0.32	1.14		1.14		102
31.18	32.29	194,000	0.90	0.90	0.48	1.14		1.14		62
24.39	(13.39)	139,000	0.77	0.77	0.51	1.14		1.14		84
29.51	13.20	155,000	0.60	0.60	0.38	1.15		1.15		2
26.17	(15.27)	133,000	0.55	0.55	0.38	1.15		1.15		55

25.97	10.06	1,235,504	1.00	1.00	0.70	1.10		1.10		21
24.93	6.36	1,255,960	1.00	1.00	1.40	1.14		1.14		20
23.44	9.16	1,222,881	1.00	1.00	0.80	1.13		1.13		45
22.18	20.67	485,000	1.00	1.00	0.60	1.20		1.20		41
18.70	30.34	76,000	1.00	1.00	0.74	1.24		1.24		32
14.48	2.90	14,000	1.00	1.00	0.96	1.71		1.71		51
14.14	11.18	11	0.99	0.99	0.58	3.68	(i)	3.68	(i)	15

11.01	2.79	1,687,922	2.34	1.25	3.65	2.74		1.65		45
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77		1.67		121
10.99	4.50	991,169	2.14	1.25	0.78	2.44		1.55		198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42		1.54		257
10.05	0.50	196,513	2.23	1.25	(0.16)	2.71		1.73		—

19.02	12.98	27,180	1.00	1.00	1.66	1.20		1.20		43
17.22	8.23	5,275	1.00	1.00	1.42	1.42		1.42		55
15.91	7.71	3,107	1.00	1.00	1.14	1.87		1.87		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$25.10	$0.11		$2.44	$2.55	$(0.37)	$(1.15)	$(1.52)
Period Ended June 30, 2006 (d)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(g)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(g)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(g)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(g)	0.30	0.45	(0.06)	(0.01)	(0.07)
October 1, 2001 to December 31, 2001 (e)	13.47	0.03	(g)	1.48	1.51	(0.09)	(0.75)	(0.84)
Year Ended September 30, 2001	13.06	0.15	(g)	1.28	1.43	(0.15)	(0.87)	(1.02)

Value Advantage Fund
Six Months Ended December 31, 2006 (Unaudited)	17.16	0.20	(g)	2.05	2.25	(0.18)	(0.28)	(0.46)
Period Ended June 30, 2006 (d)	15.83	0.25	(g)	1.08	1.33	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 26.13	10.21%	$2,288,722	0.75%	0.96%	0.95%		21%
25.10	6.45	2,009,351	0.75	1.65	0.99		20
23.58	9.42	1,915,393	0.75	1.02	0.98		45
22.30	20.99	1,215,000	0.75	0.83	1.05		41
18.77	30.62	334,000	0.75	1.00	1.07		32
14.52	3.23	59,000	0.75	1.01	1.22		51
14.14	11.30	4,000	0.75	0.94	3.30	(h)	15
13.47	11.19	4,000	0.75	1.07	3.25	(h)	98

18.95	13.09	8,206	0.75	2.15	1.03		43
17.16	8.40	773	0.75	3.03	1.25		55
15.83	7.32	20	0.75	0.87	3.01		90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$25.85	$(0.04	)(e)	$1.81	$1.77	$—	$(4.19)	$(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	(2.01)	(2.01)
February 22, 2005 (d) to June 30, 2005	23.72	(0.04)		1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.85	0.07	(e)	1.72	1.79	(0.08)	(2.85)	(2.93)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) to June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 23.43	6.58%	$8,888	0.85%	(0.31)%	0.85%	58%
25.85	12.63	15,333	0.88	(0.06)	0.91	112
24.79	4.51	11,641	0.88	(0.44)	0.90	119

14.71	11.25	2,492	0.83	0.91	0.83	14
15.85	9.89	7,787	0.84	1.09	0.86	52
19.08	6.25	12,499	0.81	1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are eight separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares for which front-end sales charges have been waived may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities as of December 31, 2006 (amounts in thousands):

	Amount	Percentage
Diversified Mid Cap Value	$2,956	0.3%
Mid Cap Value	1,058,734	13.2
Value Advantage	11,896	3.7

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2006, the Funds do not have any outstanding future contracts.

E. Short Sales — The Multi-Cap Market Neutral Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Multi-Cap Market Neutral Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except for Multi-Cap Market Neutral Fund and Value Advantage Fund, may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

securities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$29	$93,261	$91,142
Diversified Mid Cap Growth	48	155,515	152,207
Diversified Mid Cap Value	20	61,051	59,586
Growth Advantage	2	10,582	10,383
Mid Cap Equity	5	18,033	17,608
Mid Cap Value	119	270,674	265,265

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the period ended December 31, 2006 were as follows (in thousands):

Capital Growth Fund	$17
Diversified Mid Cap Growth Fund	14
Diversified Mid Cap Value Fund	16
Growth Advantage Fund	1
Mid Cap Equity Fund	7
Mid Cap Value Fund	211
Multi-Cap Market Neutral Fund	126
Value Advantage Fund	27

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$43	$13
Diversified Mid Cap Growth Fund	133	72
Diversified Mid Cap Value Fund	40	41
Growth Advantage Fund	18	— (a)
Mid Cap Value Fund	574	170
Multi-Cap Market Neutral Fund	270	57
Value Advantage Fund	1,039	6

(a)	Amount rounds to less than $1,000

No Distribution fees or expenses were waived or reimbursed by the Distributor for the period ended December 31, 2006.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%	n/a
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived and/or reimbursed Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the period ended December 31, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the period ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$—	$638	$638
Diversified Mid Cap Value Fund	—	10	351	361
Growth Advantage Fund	26	8	71	105
Mid Cap Equity Fund	—	—	128	128
Mid Cap Value Fund	2,501	728	1,066	4,295
Multi-Cap Market Neutral Fund	1	—	1,404	1,405
Value Advantage Fund	206	14	2	222

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	$—	$1	$61	$62
Mid Cap Equity Fund	—	9	122	131
Mid Cap Value Fund	742	20	—	762
Multi-Cap Market Neutral Fund	1,424	155	849	2,428

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended December 31, 2006 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

4. Investment Transactions

During the period ended December 31, 2006 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$530,785	$557,500	$—	$—
Diversified Mid Cap Growth Fund	782,675	1,016,699	—	—
Diversified Mid Cap Value Fund	124,821	291,200	—	—
Growth Advantage Fund	63,485	70,454	—	—
Mid Cap Equity Fund	120,682	144,307	—	—
Mid Cap Value Fund	1,538,139	1,710,112	—	—
Multi-Cap Market Neutral Fund	938,239	810,255	1,088,941	918,122
Value Advantage Fund	176,340	87,704	—	—

During the period ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$844,511	$135,598	$7,689	$127,909
Diversified Mid Cap Growth Fund	1,276,735	202,168	11,854	190,314
Diversified Mid Cap Value Fund	705,656	214,819	3,477	211,342
Growth Advantage Fund	74,107	10,608	607	10,001
Mid Cap Equity Fund	257,465	62,705	1,726	60,979
Mid Cap Value Fund	6,861,260	1,490,425	35,899	1,454,526
Multi-Cap Market Neutral Fund	1,747,297	315,578	35,035	280,543
Value Advantage Fund	286,906	30,666	236	30,430

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of six months ended December 31, 2006. Average borrowings from the Facility for the six months ended December 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Diversified Mid Cap Growth Fund	$2,321	15	$5
Growth Advantage Fund	563	7	1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest Expense in the Statement of Operations.

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$1,066.10	$5.94	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class B
Actual	1,000.00	1,063.30	8.53	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	1,063.20	8.53	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Select Class
Actual	1,000.00	1,067.30	4.64	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio

Diversified Mid Cap Growth Fund
Class A
Actual	$1,000.00	$1,063.50	$6.45	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,060.10	9.61	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,060.10	9.61	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Select Class
Actual	1,000.00	1,065.10	5.15	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	1,065.80	4.43	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	1,109.90	6.54	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,106.60	9.72	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	1,105.80	9.71	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Select Class
Actual	1,000.00	1,111.00	5.21	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Ultra
Actual	1,000.00	1,112.50	4.42	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

Growth Advantage Fund
Class A
Actual	1,000.00	1,095.00	7.13	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,091.60	10.81	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Class C
Actual	1,000.00	1,089.90	10.80	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Select Class
Actual	1,000.00	1,094.90	5.86	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
Mid Cap Equity Fund
Select Class
Actual	$1,000.00	$1,083.70	$4.73	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

Mid Cap Value Fund
Class A
Actual	1,000.00	1,099.30	6.61	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,096.70	9.25	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,096.30	9.25	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,100.60	5.29	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	1,102.10	3.97	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,026.40	13.23	2.59
Hypothetical	1,000.00	1,012.15	13.14	2.59
Class B
Actual	1,000.00	1,022.90	17.03	3.34
Hypothetical	1,000.00	1,008.37	16.91	3.34
Class C
Actual	1,000.00	1,023.00	17.03	3.34
Hypothetical	1,000.00	1,008.37	16.91	3.34
Select Class
Actual	1,000.00	1,027.90	11.96	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34

Value Advantage Fund
Class A
Actual	1,000.00	1,128.40	6.71	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,125.40	9.38	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,129.80	5.37	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	1,130.90	4.03	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. For Funds which had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of their review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Trustees also considered the special analysis by the independent consultant of the performance of the Funds with greater than one year of performance history. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Capital Growth Fund’s performance in the third, second and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance in the third, fourth and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance in the third, fifth and fifth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees noted that the Advisor had made a change to the Fund’s portfolio management team within the past twelve months and that the Fund had experienced improved performance since the change had been made. The Trustees discussed the performance of the Fund with Advisor and were satisfied with the action being taken.

The Trustees noted the Growth Advantage Fund’s performance in the third, second and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the actions being taken.

The Trustees noted the Mid Cap Equity Fund’s performance in the third quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance in the fourth quintile for the one and three year periods, and that the independent consultant indicated that overall performance was satisfactory. The Trustees were satisfied with the Advisor’s analysis of the Fund strategy and investment processes. The Trustees requested the Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance in the third quintile for the one year period, and concluded that the performance was considered reasonable.

The Trustees noted that the prospects for acceptable performance of the Value Advantage Fund appeared strong based on both the team and investment approach proposed for the Value Advantage Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Capital Growth Fund’s fee was considered reasonable recognizing that the net advisory fee and total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Diversified Mid Cap Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the actual total expenses were in the first quintile of its Universe Group.

The Trustees noted that the Diversified Mid Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the actual total expenses were in the second quintile of its Universe Group.

The Trustees noted that the Growth Advantage Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the Mid Cap Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Mid Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Multi-Cap Market Neutral Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Value Advantage Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

110   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

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116   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-MC-1206

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Small Cap

Funds

JPMorgan Dynamic Small Cap Fund
JPMorgan Micro Cap Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Fund	2
JPMorgan Micro Cap Fund	4
JPMorgan Small Cap Core Fund	6
JPMorgan Small Cap Equity Fund	8
JPMorgan Small Cap Growth Fund	10
JPMorgan Small Cap Value Fund	12
JPMorgan Strategic Small Cap Value Fund	14
JPMorgan U.S. Small Company Fund	16
Schedules of Portfolio Investments	18
Financial Statements	58
Financial Highlights	76
Notes to Financial Statements	94
Trustees	102
Officers	104
Schedule of Shareholder Expenses	106
Board Approval of Investment Advisory Agreements	109

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Small Cap Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$210,365
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, returned 7.89% (Class A Shares) over the six months ended December 31, 2006, compared to the 6.86% return for the Russell 2000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the industrial, consumer discretionary and information technology sectors. At the individual stock level, VeriFone Holdings Inc., a marketer of system solutions for electronic payment transactions, reported that fiscal fourth-quarter profit increased, driven by strong international sales growth. The company benefited from solid positioning in the global electronic payment market and strong domestic market share gains from its recently completed acquisition of Lipman Electronic Engineering Ltd. Shares of Varian Semiconductor Equipment Associates Inc., a provider of semi-conductor processing equipment, reported strong net income, driven by revenue growth. Century Aluminum Co., an aluminum product provider, benefited from strong demand and efforts to expand production capacity. With the expansion, the company anticipates that its Iceland plant will reach full capacity by year-end 2007.

On the negative side, stock selection in the financial and energy sectors as well as an underweight in the consumer staples sector detracted from returns. At the individual stock level, Chemed Corp., a provider of hospice care services, announced that 2006 earnings could be cut due to potential Medicare cap billing limitations. Additionally, the company reported that third-quarter profit fell substantially due to Medicare adjustments. Simpson Manufacturing Co. Inc., a building product manufacturer, was negatively impacted by concerns over a slowdown in the residential construction market. Shares of Foundation Coal Holdings Inc., the fourth-largest coal producer in the U.S., declined after the company announced that debt-related expenses would trim its third-quarter earnings. The company was negatively impacted by industry weakness, as the combination of warm winter weather in 2005 and 2006, and increased domestic production, resulted in a tremendous build in coal inventories at electric utilities, placing downward pressure on domestic coal prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. Furthermore, we believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Varian Semiconductor Equipment Associates, Inc.	2.7%
2.	Per-Se Technologies, Inc.	2.6
3.	Champion Enterprises, Inc.	2.6
4.	UTI Worldwide, Inc.	2.6
5.	VeriFone Holdings, Inc.	2.5
6.	General Cable Corp.	2.4
7.	Affiliated Managers Group, Inc.	2.2
8.	American Commercial Lines, Inc.	2.2
9.	DJO, Inc.	2.1
10.	WMS Industries, Inc.	2.1

PORTFOLIO COMPOSITION**

Consumer Discretionary	23.4%
Information Technology	23.1
Health Care	20.6
Industrials	8.8
Energy	7.1
Financials	6.8
Materials	6.3
Telecommunication Services	1.9
Investments of Cash Collateral for Securities on Loan	24.6
Short-Term Investment	4.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	05/19/97
Without Sales Charge		15.16%	7.32%	10.80%
With Sales Charge*		9.13	6.17	10.19
CLASS B SHARES	05/19/97
Without CDSC		14.47	6.66	10.20
With CDSC**		9.47	6.35	10.20
CLASS C SHARES	01/07/98
Without CDSC		14.50	6.68	10.09
With CDSC***		13.50	6.68	10.09
SELECT CLASS SHARES	04/05/99	15.64	7.76	11.15

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/19/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 19, 1997.

Returns for Select Class Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from May 19, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   3

JPMorgan Micro Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 31, 2005
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$20,089
Primary Benchmark	Russell Microcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Micro Cap Fund, which seeks capital growth over the long term, returned 3.30% (Select Class Shares) over the six months ended December 31, 2006, compared to the 9.53% return for the Russell Microcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare and industrial sectors. At the individual stock level, Neurometrix Inc., which develops non-invasive testing for neuromuscular disorders, fell after investors became concerned that Medicare reimbursement changes could lead to slower revenue growth for the company’s non-invasive neuropathy testing devices. These concerns led to weakness in the stock. Youbet.com Inc., an online gambling company, reported third-quarter earnings that were below Wall Street estimates due to higher-than-expected marketing costs. NAPCO Security Systems Inc., a security product manufacturer, reported fourth-quarter earnings and revenue that was below Wall Street estimates.

On the positive side, stock selection in the financial and information technology sectors contributed to returns. At the individual stock level, INVESTools Inc., a leader in investor education services, announced that the company had acquired sinkorswim.com, an online brokerage firm that focuses on options trading. The company’s acquisition was well received by investors. Shares of Illumina Inc., a developer and marketer of tools for genetic variation analysis, advanced on the back of strong quarterly profit and increased fiscal 2006 guidance, driven primarily by sales growth. Shares of PDF Solutions Inc., a technology and service provider, benefited from the company’s realignment of its sales force and the acquisition of French-based Si Automation S.A., a leader in fault-detection technology for the semi-conductor industry.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify micro-cap companies with durable franchises and management teams with a proven track record. Our research involves separating those with strong long-term prospects from those that exhibit deteriorating business fundamentals or experience deep cyclicality. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Bankrate, Inc.	2.9%
2.	Five Star Quality Care, Inc.	2.9
3.	Preferred Bank	2.6
4.	RBC Bearings, Inc.	2.5
5.	FirstService Corp. (Canada)	2.5
6.	Monarch Casino & Resort, Inc.	2.4
7.	PDF Solutions, Inc.	2.3
8.	Magma Design Automation, Inc.	2.3
9.	RLI Corp.	2.3
10.	Orient-Express Hotels Ltd., Class H (Bermuda)	2.3

PORTFOLIO COMPOSITION**

Consumer Discretionary	23.5%
Information Technology	22.4
Financials	16.9
Health Care	14.6
Industrials	12.6
Energy	5.5
Consumer Staples	1.1
Short-Term Investment	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/31/05
Without Sales Charge		8.45%	10.07%
With Sales Charge*		2.74	5.10
CLASS C SHARES	10/31/05
Without CDSC		7.87	9.50
With CDSC**		6.87	9.50
SELECT CLASS SHARES	10/31/05	8.70	10.35

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/31/05 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 31, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Micro Cap Fund, Russell Microcap Index and Lipper Micro-Cap Funds Index from October 31, 2005 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Russell Microcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Micro-Cap Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Microcap Index is an unmanaged, capitalization weighted price only index, which is comprised of 1,000 of the smallest stocks (on the basis of capitalization) in the small-cap Russell 2000 Index plus the next 1,000 smallest securities. The Lipper Micro-Cap Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$1,065,401
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term, returned 7.52% (Select Class Shares) over the six months ended December 31, 2006, compared to the 9.38% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the pharmaceutical, basic materials and real estate investment trusts (REITs) sectors. At the individual security level, Universal Forest Products Inc., a manufacturer and distributor of wood and wood-alternative products, lowered its annual growth target to 1%–5% from 15%–20% in the second half of the year due to a weakened housing market, despite posting positive first-quarter results. Shares of Adolor Corp., a biopharmaceutical company, sold off due to the Food and Drug Administration’s (FDA) request for a safety study on Entereg, a drug used to treat gastrointestinal problems associated with the use of powerful painkillers.

On the positive side, stock selection in the media, telecommunication and consumer cyclical sectors aided returns. At the individual security level, Cash America International Inc., a diversified specialty finance company and market leader in secured non-recourse lending, benefited from a windfall year in 2006 for the specialty finance industry. The company experienced significant earnings growth throughout the year, beating Wall Street expectations. Shares of NBTY Inc., a manufacturer of nutritional supplements, rose after the company posted better-than-expected earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, we do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong momentum with attractive relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Applied Industrial Technologies, Inc.	1.0%
2.	Cash America International, Inc.	1.0
3.	FelCor Lodging Trust, Inc.	0.9
4.	Moog, Inc., Class A	0.8
5.	Continental Airlines, Inc., Class B	0.8
6.	Tupperware Brands Corp.	0.8
7.	Houston Exploration Co.	0.8
8.	NBTY, Inc.	0.7
9.	Regal-Beloit Corp.	0.7
10.	Nationwide Health Properties, Inc.	0.7

PORTFOLIO COMPOSITION**

Financials	21.6%
Information Technology	17.5
Industrials	15.9
Consumer Discretionary	14.9
Health Care	11.1
Energy	4.6
Materials	4.5
Utilities	3.0
Consumer Staples	2.2
Telecommunication Services	2.2
Investments of Cash Collateral for Securities on Loan	25.8
Short-Term Investments	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	01/01/97	15.41%	10.49%	7.52%

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

Returns for the Fund prior to its inception date are the returns of a common trust fund adjusted to reflect the Fund’s expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$930,969
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, returned 9.95% (Class A Shares) over the six months ended December 31, 2006, compared to the 9.38% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials, consumer discretionary and information technology sectors. At the individual stock level, shares of Albemarle Corp., a specialty chemicals company, rallied after the company reported third-quarter earnings that significantly beat expectations. While some of the company’s earnings upside was due to a lower tax rate, the largest drivers were stronger volumes and pricing, which increased in its three operating segments: polymer additives, catalysts and fine chemicals. Applebee’s International Inc., a franchise of casual dining restaurants, was positively impacted by an activist institutional investor’s efforts to implement change at the company. Shares of Hudson Highland Group Inc., a professional staffing and executive search firm, rose after the Labor Department reported a decline in jobless claims, and the Monster Employment Index, which measures online job postings and availability, inched upward. In addition, the company benefited from companies’ higher quarterly profit reports amid indications of future demand growth and improving worker confidence in the employment market.

On the negative side, stock selection in the financial, industrial and healthcare sectors hurt returns. At the individual stock level, Watsco Inc., an air conditioning, heating and refrigeration equipment distributor, was negatively impacted by concerns of a slowdown in residential construction, despite reporting an increase in third-quarter profit driven by revenue growth. Advanced Medical Optics Inc., an ophthalmic surgical and eye care product manufacturer, lowered its guidance due to unfavorable market and pricing conditions. The company’s shares were further impacted when it announced a U.S. recall of its Complete MoisturePlus multi-purpose contact lens solution and Active Packs after finding bacterial contamination, which forced it to shutdown production at its China plant. Williams Scotsman International Inc., a mobile and modular space solutions provider, was hurt by fears that growth will slow materially in 2007 due to a moderation in non-residential construction growth.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued small-cap companies with leading competitive positions and strong management. The research process is designed in an effort to identify companies that exhibit sustainable free cash flow, high barriers to entry and a proven management team. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	ProAssurance Corp.	2.6%
2.	Jarden Corp.	2.3
3.	Williams Scotsman International, Inc.	2.1
4.	Silgan Holdings, Inc.	2.0
5.	Waste Connections, Inc.	2.0
6.	Universal Compression Holdings, Inc.	2.0
7.	Comfort Systems USA, Inc.	1.9
8.	Anixter International, Inc.	1.9
9.	Applebee’s International, Inc.	1.9
10.	United Bancshares, Inc.	1.8

PORTFOLIO COMPOSITION**

Industrials	22.0%
Financials	19.2
Consumer Discretionary	18.1
Information Technology	10.5
Materials	9.9
Health Care	7.9
Energy	3.9
Utilities	1.9
Telecommunication Services	1.7
Consumer Staples	1.5
Investments of Cash Collateral for Securities on Loan	19.9
Short-Term Investment	4.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		18.31%	13.59%	10.86%
With Sales Charge*		12.09	12.38	10.26
CLASS B SHARES	03/28/95
Without CDSC		17.72	12.87	10.20
With CDSC**		12.72	12.62	10.20
CLASS C SHARES	02/19/05
Without CDSC		17.69	12.85	10.08
With CDSC***		16.69	12.85	10.08
CLASS R SHARES	05/15/06	18.88	14.18	11.41
SELECT CLASS SHARES	05/07/96	18.76	14.16	11.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 1994.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for R Class prior to its inception date are based on the performance of the Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$575,707
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies, returned 7.53% (Class A Shares) over the six months ended December 31, 2006, compared to the 6.86% return for the Russell 2000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the industrial, consumer discretionary and telecommunication service sectors. At the individual stock level, GameStop Corp., which retails video games and PC entertainment software, benefited from industry strength and increased demand. The company reported strong third-quarter profit, driven by strong sales trends and increased store traffic due to quick refills on Sony’s PlayStation 3 and Nintendo’s Wii during the holiday season. Shares of Illumina Inc., a developer and marketer of tools for genetic variation analysis, advanced on the back of strong quarterly profit and increased fiscal 2006 guidance, driven primarily by sales growth. The company also announced its intention to purchase fellow biotechnology company Solexa Inc. in an all-stock deal, giving Illumina access to Solexa’s more macro approach of genetic sequencing. Shares of Heico Corp., an aerospace and electronics contractor, rose after the company raised its fiscal 2006 earnings target. In addition, the company reported strong fiscal third- and fourth-quarter revenue, citing strong sales.

On the negative side, stock selection in the energy, materials and information technology sectors hurt returns. At the individual stock level, shares of Foundation Coal Holdings Inc., the fourth-largest coal producer in the U.S., declined after the company announced that debt-related expenses would trim its third-quarter earnings. The company was negatively impacted by industry weakness, as the combination of warm winter weather in 2005 and 2006, and increased domestic production, resulted in a tremendous build in coal inventories at electric utilities, placing downward pressure on domestic coal prices. Chemed Corp., a provider of hospice care services, announced that 2006 earnings could be cut due to potential Medicare cap billing limitations. Additionally, the company reported that third-quarter profit fell substantially due to Medicare adjustments. Despite reporting third-quarter profit that increased more than three-fold, shares of NeuroMetrix Inc., which develops non-invasive testing for neuromuscular disorders, fell after several insurers restricted reimbursement for the company’s nerve tests.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. Furthermore, we believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Heico Corp.	2.2%
2.	DJO, Inc.	1.9
3.	VeriFone Holdings, Inc.	1.9
4.	Marlin Business Services Corp.	1.7
5.	General Cable Corp.	1.7
6.	GameStop Corp., Class A	1.5
7.	INVESTools, Inc.	1.5
8.	Century Aluminum Co.	1.4
9.	Gentiva Health Services, Inc.	1.4
10.	American Commercial Lines, Inc.	1.4

PORTFOLIO COMPOSITION**

Information Technology	24.3%
Consumer Discretionary	22.3
Health Care	21.1
Financials	8.7
Industrials	7.9
Energy	7.7
Materials	3.6
Telecommunication Services	2.9
Investments of Cash Collateral for Securities on Loan	25.0
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/01/91
Without Sales Charge		16.01%	9.47%	9.48%
With Sales Charge*		9.93	8.29	8.89
CLASS B SHARES	09/12/94
Without CDSC		15.37	8.73	8.77
With CDSC**		10.37	8.44	8.77
CLASS C SHARES	11/04/97
Without CDSC		15.42	8.74	8.68
With CDSC***		14.42	8.74	8.68
SELECT CLASS SHARES	03/26/96	16.35	9.75	9.72
INSTITUTIONAL CLASS SHARES	02/19/05	16.51	9.80	9.75

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 1, 1991.

Historical performance shown for Class C Shares are based on the performance of Class A, the original class offered. Historical performance shown for Institutional Class Shares prior to their inception is based on the performance of Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $10,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   11

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$946,326
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies, returned 9.58% (Select Class Shares) over the six months ended December 31, 2006, compared to the 11.81% return for the Russell 2000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the semiconductor, basic materials and pharmaceutical sectors. At the individual stock level, OmniVision Technologies Inc., a designer and marketer of high-performance semiconductor image sensors, reported a significant rise in fiscal first-quarter sales but was negatively impacted by a weak profit outlook. Shares of Adolor Corp., a biopharmaceutical company, sold off due to the Food and Drug Administration’s (FDA) request for a safety study on Entereg, a drug used to treat gastrointestinal problems associated with the use of powerful painkillers.

On the positive side, stock selection in the utility and energy sectors as well as an overweight in the telecommunication service sector aided returns. At the individual stock level, shares of Terex Corp., a capital goods and equipment manufacturer, rose following its addition to the S&P 500 Index and changes in company management. Shares of Continental Airlines Inc., an international air carrier, benefited from declining oil prices, which kept jet fuel prices down. In addition, rumors of possible industry consolidation, including a potential union between Continental and United Airlines, helped buoy the stock’s price.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (superior earnings quality, strong management teams, and attractive relative valuations). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Terex Corp.	1.4%
2.	Nicor, Inc.	1.3
3.	Payless ShoeSource, Inc.	1.3
4.	Home Properties, Inc.	1.1
5.	World Acceptance Corp.	1.1
6.	UMB Financial Corp.	1.0
7.	Steel Dynamics, Inc.	1.0
8.	Greater Bay Bancorp	1.0
9.	Laidlaw International, Inc.	1.0
10.	Houston Exploration Co.	1.0

PORTFOLIO COMPOSITION**

Financials	32.0%
Consumer Discretionary	14.7
Information Technology	14.2
Industrials	12.3
Materials	6.3
Utilities	4.7
Health Care	4.1
Energy	3.9
Consumer Staples	3.1
Telecommunication Services	1.8
Investments of Cash Collateral for Securities on Loan	21.2
Short-Term Investments	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	01/27/95
Without Sales Charge		18.82%	13.28%	12.83%
With Sales Charge*		12.60	12.07	12.22
CLASS B SHARES	01/27/95
Without CDSC		18.12	12.51	12.16
With CDSC**		13.12	12.26	12.16
CLASS C SHARES	03/22/99
Without CDSC		18.13	12.49	12.04
With CDSC***		17.13	12.49	12.04
CLASS R SHARES	05/15/06	19.17	13.58	13.11
SELECT CLASS SHARES	01/27/95	19.11	13.56	13.11
ULTRA SHARES	02/22/05	19.33	13.63	13.14

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 27, 1995.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999.

Returns for Class C, R Class and Ultra Shares prior to its inception date are based on the performance of the Select Class, the original class offered. All prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of R Class and Ultra Shares would have been different than those shown because R Class and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, Russell 2000 Value Index and Lipper Small-Cap Value Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   13

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$5,439
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term, returned 8.12% (Select Class Shares) over the six months ended December 31, 2006, compared to the 11.81% return for the Russell 2000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial, information technology and materials sectors. At the individual stock level, Shaw Group Inc., an engineering and construction company, reported third-quarter earnings that were below Wall Street expectations. Shares of Columbia Banking Systems Inc., a financial services company, fell after it announced the resignation of its CEO, J. James Gallagher. Berkshire Hills Bancorp Inc., a Massachusetts regional bank, announced sub-par fourth-quarter results, including higher-than-expected expenses, reduced earnings estimates for 2007 and a secondary offering that will replace the company’s stock repurchase plan.

On the positive side, stock selection in the utility and energy sectors as well as an overweight in the telecommunication service sector contributed to returns. At the individual stock level, Century Aluminum Co., an aluminum product provider, recovered from weakness in the early part of the year after investors recognized the strength of the company’s leverage to improving aluminum fundamentals. General Cable Corp., a wire and cable product company, reported second- and third-quarter earnings that exceeded Wall Street expectations. GameStop Corp., which retails video games and PC entertainment software, benefited from industry strength and increased demand. The company reported strong third-quarter profit, driven by strong video game software and hardware trends.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Champion Enterprises, Inc.	3.1%
2.	Vector Group Ltd.	2.8
3.	Brigham Exploration Co.	2.8
4.	Century Aluminum Co.	2.7
5.	Marlin Business Services, Inc.	2.6
6.	American Commercial Lines, Inc.	2.5
7.	Comtech Telecommunications Corp.	2.2
8.	Interface, Inc., Class A	2.1
9.	Energen Corp.	2.1
10.	Heico Corp.	2.1

PORTFOLIO COMPOSITION**

Financials	25.4%
Industrials	16.7
Consumer Discretionary	12.1
Information Technology	11.4
Materials	7.7
Energy	6.5
Consumer Staples	5.0
Health Care	4.5
Utilities	4.1
Telecommunication Services	1.8
Short-Term Investments	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

14   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	02/28/06
Without Sales Charge		8.61%
With Sales Charge*		2.92
CLASS C SHARES	02/28/06
Without CDSC		8.15
With CDSC**		7.15
SELECT CLASS SHARES	02/28/06	8.84

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (02/28/06 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, Russell 2000 Value Index and Lipper Small-Cap Value Funds Index from February 28, 2006 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year-End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$132,501
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, returned 7.62% (Institutional Class Shares) over the six months ended December 31, 2006, compared to the 9.38% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the pharmaceutical, basic materials and real estate investment trusts (REITs) sectors. At the individual security level, Universal Forest Products Inc., a manufacturer and distributor of wood and wood-alternative products, lowered its annual growth target to 1%–5% from 15%–20% in the second half of the year due to a weakened housing market, despite posting positive first-quarter results. Shares of Adolor Corp., a biopharmaceutical company, sold off due to the Food and Drug Administration’s (FDA) request for a safety study on Entereg, a drug used to treat gastrointestinal problems associated with the use of powerful painkillers.

On the positive side, stock selection in the media, telecommunication and consumer cyclical sectors aided returns. At the individual security level, Cash America International Inc., a diversified specialty finance company and market leader in secured non-recourse lending, benefited from a windfall year in 2006 for the specialty finance industry. The company experienced significant earnings growth throughout the year, beating Wall Street expectations. Shares of NBTY Inc., a manufacturer of nutritional supplements, rose after the company posted better-than-expected earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong momentum with attractive relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Applied Industrial Technologies, Inc.	1.1%
2.	Cash America International, Inc.	1.0
3.	FelCor Lodging Trust, Inc.	0.9
4.	Moog, Inc., Class A	0.9
5.	Continental Airlines, Inc., Class B	0.8
6.	Houston Exploration Co.	0.8
7.	Tupperware Brands Corp.	0.8
8.	NBTY, Inc.	0.7
9.	Regal-Beloit Corp.	0.7
10.	Guess?, Inc.	0.7

PORTFOLIO COMPOSITION**

Financials	21.5%
Information Technology	17.5
Industrials	15.9
Consumer Discretionary	14.8
Health Care	11.1
Energy	4.7
Materials	4.5
Utilities	3.0
Consumer Staples	2.2
Telecommunication Services	2.2
Investments of Cash Collateral for Securities on Loan	27.0
Short-Term Investments	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

16   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	09/09/01	15.78%	8.74%	7.63%
INSTITUTIONAL CLASS SHARES	11/04/93	15.87	8.91	7.79

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure.

Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, the J.P. Morgan Institutional U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to its inception are calculated using the historical expenses of a retail feeder, the J.P. Morgan U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   17

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Air Freight & Logistics — 2.6%
181	UTI Worldwide, Inc.	5,397
	Biotechnology — 1.9%
75	Keryx Biopharmaceuticals, Inc. (a) (c)	1,002
67	Myriad Genetics, Inc. (a) (c)	2,086
29	Theravance, Inc. (a)	908
		3,996
	Capital Markets — 3.6%
44	Affiliated Managers Group, Inc. (a) (c)	4,605
51	Investment Technology Group, Inc. (a)	2,187
26	KBW, Inc. (a)	755
		7,547
	Communications Equipment — 2.1%
464	Finisar Corp. (a) (c)	1,498
41	Redback Networks, Inc. (a)	1,029
60	ViaSat, Inc. (a)	1,795
		4,322
	Computers & Peripherals — 1.8%
60	Komag, Inc. (a) (c)	2,267
52	Rackable Systems, Inc. (a) (c)	1,612
		3,879
	Construction Materials — 1.9%
93	Eagle Materials, Inc.	4,025
	Containers & Packaging — 0.7%
263	Intertape Polymer Group, Inc. (Canada) (a)	1,387
	Diversified Consumer Services — 1.2%
190	INVESTools, Inc. (a)	2,622
	Diversified Financial Services — 0.5%
21	International Securities Exchange Holdings, Inc.	973
	Diversified Telecommunication Services — 1.9%
177	Globalstar, Inc. (a) (c)	2,463
48	NeuStar, Inc., Class A (a)	1,541
		4,004
	Electrical Equipment — 4.0%
67	Acuity Brands, Inc.	3,492
113	General Cable Corp. (a)	4,950
		8,442
	Electronic Equipment & Instruments — 0.9%
80	IPG Photonics Corp. (a)	1,920
	Energy Equipment & Services — 5.1%
244	Pioneer Drilling Co. (a) (c)	3,234
120	Superior Energy Services, Inc. (a) (c)	3,920
59	Universal Compression Holdings, Inc. (a)	3,683
		10,837
	Health Care Equipment & Supplies — 5.7%
31	ArthroCare Corp. (a) (c)	1,228
105	DJO, Inc. (a) (c)	4,505
21	Hologic, Inc. (a)	1,009
46	Kyphon, Inc. (a)	1,840
55	NeuroMetrix, Inc. (a) (c)	816
104	Northstar Neuroscience, Inc. (a) (c)	1,498
63	Thoratec Corp. (a) (c)	1,101
		11,997
	Health Care Providers & Services — 5.5%
91	Chemed Corp.	3,382
150	Gentiva Health Services, Inc. (a) (c)	2,853
50	Healthways, Inc. (a)	2,388
46	Psychiatric Solutions, Inc. (a) (c)	1,734
37	Sunrise Senior Living, Inc. (a) (c)	1,121
		11,478
	Health Care Technology — 2.6%
198	Per-Se Technologies, Inc. (a) (c)	5,498
	Hotels, Restaurants & Leisure — 5.9%
26	Chipotle Mexican Grill, Inc., Class A (a) (c)	1,468
257	Jamba, Inc. (a) (c)	2,587
84	Orient-Express Hotels Ltd., Class H (Bermuda) (c)	3,951
124	WMS Industries, Inc. (a) (c)	4,328
		12,334
	Household Durables — 2.6%
579	Champion Enterprises, Inc. (a) (c)	5,417
	Insurance — 1.8%
74	ProAssurance Corp. (a)	3,694
	Internet & Catalog Retail — 2.5%
115	Coldwater Creek, Inc. (a) (c)	2,824
55	Priceline.com, Inc. (a) (c)	2,385
		5,209
	Internet Software & Services — 1.5%
65	DealerTrack Holdings, Inc. (a) (c)	1,907
92	Marchex, Inc., Class B (a) (c)	1,232
		3,139
	IT Services — 5.0%
29	Alliance Data Systems Corp. (a)	1,812
82	Gartner, Inc. (a)	1,617

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
69	Isilon Systems, Inc. (c)	1,904
148	VeriFone Holdings, Inc. (a) (c)	5,232
		10,565
	Leisure Equipment & Products — 1.8%
96	Pool Corp. (c)	3,752
	Life Sciences Tools & Services — 3.2%
46	Covance, Inc. (a)	2,722
99	Exelixis, Inc. (a) (c)	892
59	Illumina, Inc. (a)	2,321
47	Medivation, Inc. (c)	737
		6,672
	Marine — 2.2%
70	American Commercial Lines, Inc. (a)	4,605
	Media — 1.5%
71	Morningstar, Inc. (a)	3,207
	Metals & Mining — 3.7%
41	Allegheny Technologies, Inc.	3,709
91	Century Aluminum Co. (a) (c)	4,065
		7,774
	Oil, Gas & Consumable Fuels — 2.0%
61	Bois d’Arc Energy, Inc. (a) (c)	888
58	GeoMet, Inc. (a) (c)	608
60	World Fuel Services Corp. (c)	2,661
		4,157
	Pharmaceuticals — 1.7%
52	Adams Respiratory Therapeutics, Inc. (a) (c)	2,101
106	ViroPharma, Inc. (a)	1,547
		3,648
	Semiconductors & Semiconductor Equipment — 6.7%
304	Applied Micro Circuits Corp. (a)	1,083
82	Diodes, Inc. (a) (c)	2,919
67	FormFactor, Inc. (a) (c)	2,511
127	Integrated Device Technology, Inc. (a)	1,962
125	Varian Semiconductor Equipment Associates, Inc. (a)	5,700
		14,175
	Software — 5.0%
69	Blackboard, Inc. (a) (c)	2,067
79	Hyperion Solutions Corp. (a)	2,829
237	Nuance Communications, Inc. (a) (c)	2,716
169	Witness Systems, Inc. (a) (c)	2,959
		10,571
	Specialty Retail — 5.7%
48	Aeropostale, Inc. (a)	1,483
34	Children’s Place Retail Stores, Inc. (The) (a) (c)	2,163
46	Christopher & Banks Corp.	860
62	GameStop Corp., Class A (a)	3,436
51	Hibbett Sporting Goods, Inc. (a) (c)	1,548
67	J. Crew Group, Inc. (a)	2,572
		12,062
	Textiles, Apparel & Luxury Goods — 2.2%
51	Heelys, Inc. (a) (c)	1,650
100	Iconix Brand Group, Inc. (a)	1,942
72	Quiksilver, Inc. (a) (c)	1,131
		4,723
	Thrifts & Mortgage Finance — 1.0%
31	WSFS Financial Corp.	2,095
	Total Common Stocks (Cost $172,364)	206,123
Short-Term Investment — 4.2%
	Investment Company — 4.2%
8,729	JPMorgan Prime Money Market Fund (b) (m) (Cost $8,729)	8,729

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 24.6%
	Corporate Notes — 9.9%
1,000	Alliance and Leister plc, FRN, 5.36%, 01/29/08	1,000
2,000	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	2,000
2,000	American Express Credit Corp., FRN, 5.35%, 06/12/07	2,000
2,000	Banque Federative Du Credit Mutuel, FRN, 5.35%, 07/13/07	2,000
2,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	2,000
2,100	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	2,100
2,400	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	2,400
1,800	Links Finance LLC, FRN, 5.37%, 10/15/07	1,800
2,500	Morgan Stanley, FRN, 5.49%, 01/29/08	2,500
2,001	Nationwide Building Society, FRN, 5.32%, 01/29/08	2,001
1,000	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,000
		20,801

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   19

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 14.7%
7,769	Bank of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $7,774, collateralized by U.S. Government Agency Mortgages	7,769
7,750	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $7,755, collateralized by U.S. Government Agency Mortgages	7,750
7,750	Lehman Brothers, Inc. 5.31%, dated 12/29/06, due 01/02/07, repurchase price $7,755, collateralized by U.S. Government Agency Mortgages	7,750
7,750	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $7,755, collateralized by U.S. Government Agency Mortgages	7,750
		31,019
	Total Investments of Cash Collateral for Securities on Loan (Cost $51,820)	51,820
	Total Investments — 126.8% (Cost $232,913)	266,672
	Liabilities in Excess of Other Assets — (26.8)%	(56,307)
	NET ASSETS — 100.0%	$210,365

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Common Stocks — 96.6%
	Air Freight & Logistics — 1.1%
7	Forward Air Corp.	211
	Biotechnology — 1.1%
23	DUSA Pharmaceuticals, Inc. (a)	97
4	Myriad Genetics, Inc. (a)	134
		231
	Capital Markets — 1.0%
9	Cowen Group, Inc. (a)	195
	Commercial Banks — 5.9%
4	Alabama National Bancorp	265
7	AmericanWest Bancorp	165
9	Preferred Bank	520
11	Security Bank Corp.	245
		1,195
	Commercial Services & Supplies — 5.5%
5	Cornell Cos., Inc. (a)	94
2	CoStar Group, Inc. (a)	131
22	FirstService Corp. (Canada) (a)	497
33	On Assignment, Inc. (a)	391
		1,113
	Communications Equipment — 0.9%
21	Symmetricom, Inc. (a)	184
	Diversified Consumer Services — 2.8%
5	Capella Education Co. (a)	130
4	Collectors Universe, Inc.	47
27	INVESTools, Inc. (a)	379
		556
	Electronic Equipment & Instruments — 2.5%
14	LoJack Corp. (a)	234
26	Napco Security Systems, Inc. (a)	150
4	ScanSource, Inc. (a)	127
		511
	Energy Equipment & Services — 1.8%
9	Bronco Drilling Co., Inc. (a)	151
4	Lufkin Industries, Inc.	216
		367
	Food & Staples Retailing — 0.3%
3	Susser Holdings Corp. (a)	59
	Health Care Equipment & Supplies — 3.9%
34	HemoSense, Inc. (a)	142
10	NeuroMetrix, Inc. (a)	153
11	NMT Medical, Inc. (a)	150
10	Northstar Neuroscience, Inc. (a)	139
46	Synergetics USA, Inc. (a)	199
		783
	Health Care Providers & Services — 5.6%
15	American Dental Partners, Inc. (a)	281
52	Five Star Quality Care, Inc. (a)	579
6	Healthways, Inc. (a)	267
		1,127
	Hotels, Restaurants & Leisure — 13.7%
9	Ambassadors Group, Inc.	283
12	Benihana, Inc., Class A (a)	377
11	Carrols Restaurant Group, Inc. (a)	153
7	Gaylord Entertainment Co. (a)	372
20	Great Wolf Resorts, Inc. (a)	280
21	Monarch Casino & Resort, Inc. (a)	492
10	Orient-Express Hotels Ltd., Class H (Bermuda)	454
93	Youbet.com, Inc. (a)	345
		2,756
	Household Durables — 2.2%
31	Interface, Inc., Class A (a)	445
	Insurance — 10.0%
7	American Physicians Capital, Inc. (a)	270
11	Darwin Professional Underwriters, Inc. (a)	251
2	eHealth, Inc. (a)	44
14	James River Group, Inc. (a)	440
7	ProAssurance Corp. (a)	349
10	Procentury Corp.	188
8	RLI Corp.	457
		1,999
	Internet Software & Services — 8.1%
15	Bankrate, Inc. (a)	586
5	eCollege.com, Inc. (a)	74
4	Equinix, Inc. (a)	290
18	Liquidity Services, Inc. (a)	307
28	PlanetOut, Inc. (a)	128
15	Vocus, Inc. (a)	246
		1,631
	IT Services — 0.9%
30	SM&A Corp. (a)	177
	Leisure Equipment & Products — 2.0%
10	Pool Corp.	405

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   21

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 2.1%
5	Illumina, Inc. (a)	179
52	Third Wave Technologies, Inc. (a)	249
		428
	Machinery — 2.6%
3	Basin Water, Inc. (a)	19
17	RBC Bearings, Inc. (a)	499
		518
	Oil, Gas & Consumable Fuels — 3.7%
62	Aurora Oil & Gas Corp. (a)	200
7	GMX Resources, Inc. (a)	240
7	Whiting Petroleum Corp. (a)	307
		747
	Personal Products — 0.8%
8	Physicians Formula Holdings, Inc. (a)	154
	Pharmaceuticals — 1.8%
10	Nastech Pharmaceutical Co., Inc. (a)	147
15	Somaxon Pharmaceuticals, Inc. (a)	211
		358
	Road & Rail — 1.9%
22	Knight Transportation, Inc.	379
	Semiconductors & Semiconductor Equipment — 2.3%
33	PDF Solutions, Inc. (a)	472
	Software — 7.6%
17	Callidus Software, Inc. (a)	107
23	Concur Technologies, Inc. (a)	376
51	Magma Design Automation, Inc. (a)	459
28	SumTotal Systems, Inc. (a)	171
31	Unica Corp. (a)	405
		1,518
	Specialty Retail — 2.9%
6	Franklin Covey Co. (a)	40
23	Golfsmith International Holdings, Inc. (a)	224
13	Shoe Pavilion, Inc. (a)	97
32	Wet Seal, Inc. (The), Class A (a)	215
		576
	Trading Companies & Distributors — 1.6%
14	Interline Brands, Inc. (a)	314
	Total Common Stocks (Cost $18,898)	19,409
Short-Term Investment — 3.8%
	Investment Company — 3.8%
753	JPMorgan Prime Money Market Fund (b) (m) (Cost $753)	753
	Total Investments — 100.4% (Cost $19,651)	20,162
	Liabilities in Excess of Other Assets — (0.4)%	(73)
	NET ASSETS — 100.0%	$20,089

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 2.2%
23	AAR Corp. (a) (c) (m)	683
63	BE Aerospace, Inc. (a)	1,610
31	Ceradyne, Inc. (a) (c)	1,774
27	Curtiss-Wright Corp. (c)	997
99	Esterline Technologies Corp. (a) (c)	3,963
41	HEICO Corp. (c)	1,584
48	K&F Industries Holdings, Inc. (a) (c)	1,083
237	Moog, Inc., Class A (a) (c)	9,042
32	Orbital Sciences Corp. (a)	585
15	Triumph Group, Inc. (c)	765
18	United Industrial Corp. (c)	919
		23,005
	Air Freight & Logistics — 0.2%
68	Hub Group, Inc., Class A (a)	1,860
	Airlines — 1.6%
36	Alaska Air Group, Inc. (a)	1,414
218	Continental Airlines, Inc., Class B (a) (c)	8,980
210	ExpressJet Holdings, Inc. (a)	1,704
167	Mesa Air Group, Inc. (a)	1,432
63	Republic Airways Holdings, Inc. (a)	1,054
106	SkyWest, Inc.	2,714
		17,298
	Auto Components — 0.7%
80	Aftermarket Technology Corp. (a)	1,700
61	ArvinMeritor, Inc. (c)	1,116
8	Sauer-Danfoss, Inc.	242
28	Shiloh Industries, Inc.	521
147	Tenneco, Inc. (a)	3,631
		7,210
	Beverages — 0.1%
56	National Beverage Corp. (a) (c)	790
	Biotechnology — 2.1%
41	Alexion Pharmaceuticals, Inc. (a) (c)	1,664
73	Alkermes, Inc. (a) (c)	976
25	Amylin Pharmaceuticals, Inc. (a) (c)	909
79	Arena Pharmaceuticals, Inc. (a) (c)	1,015
71	BioMarin Pharmaceuticals, Inc. (a) (c)	1,160
50	Cell Genesys, Inc. (a) (c)	170
89	Cubist Pharmaceuticals, Inc. (a) (c)	1,612
52	GTx, Inc. (a) (c)	929
82	Human Genome Sciences, Inc. (a) (c)	1,022
30	ICOS Corp. (a) (c)	1,014
86	Incyte Corp. (a)	503
72	Keryx Biopharmaceuticals, Inc. (a) (c)	954
47	MannKind Corp. (a) (c)	782
38	Martek Biosciences Corp. (a) (c)	878
94	Medarex, Inc. (a) (c)	1,392
85	Myriad Genetics, Inc. (a) (c)	2,648
39	Progenics Pharmaceuticals, Inc. (a) (c)	1,014
43	Telik, Inc. (a) (c)	189
33	Theravance, Inc. (a)	1,025
43	United Therapeutics Corp. (a) (c)	2,354
		22,210
	Building Products — 1.1%
18	Ameron International Corp.	1,397
22	Griffon Corp. (a) (c)	556
244	Insteel Industries, Inc. (c)	4,334
58	NCI Building Systems, Inc. (a) (c)	3,001
63	Universal Forest Products, Inc. (c)	2,928
		12,216
	Capital Markets — 0.8%
20	Calamos Asset Management, Inc., Class A	537
142	Knight Capital Group, Inc., Class A (a)	2,713
39	LaBranche & Co., Inc. (a) (c)	379
23	optionsXpress Holdings, Inc.	517
10	Piper Jaffray Cos. (a)	651
149	Technology Investment Capital Corp. (c)	2,408
13	TradeStation Group, Inc. (a) (c)	179
43	Waddell & Reed Financial, Inc.	1,163
		8,547
	Chemicals — 1.5%
14	Balchem Corp. (c)	367
32	Georgia Gulf Corp.	608
104	H.B. Fuller Co.	2,685
140	Hercules, Inc. (a)	2,694
28	Kronos Worldwide, Inc. (c)	905
34	NewMarket Corp.	2,026
28	Pioneer Cos., Inc. (a)	794
158	PolyOne Corp. (a)	1,188
25	Schulman (A.), Inc.	545
78	Spartech Corp.	2,045
126	W.R. Grace & Co. (a) (c)	2,495
		16,352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 6.7%
39	Amcore Financial, Inc. (c)	1,287
27	Ameris Bancorp (c)	748
9	Associated Banc-Corp.	306
11	BancFirst Corp. (c)	594
38	Bank of Granite Corp. (c)	712
13	Capital Corp. of the West (c)	413
31	Capitol Bancorp Ltd. (c)	1,451
20	Cardinal Financial Corp.	204
29	Center Financial Corp. (c)	698
45	Central Pacific Financial Corp. (c)	1,760
20	Chemical Financial Corp. (c)	650
28	City Holding Co.	1,149
27	Columbia Banking System, Inc.	948
70	Community Bank System, Inc. (c)	1,601
20	Community Trust Bancorp, Inc. (c)	848
4	Enterprise Financial Services Corp. (c)	140
139	First Bancorp (c)	1,326
41	First Regional Bancorp (a) (c)	1,388
31	First Republic Bank (c)	1,204
88	First State Bancorp (c)	2,185
16	FNB Corp. (c)	644
39	Glacier Bancorp, Inc. (c)	942
15	Great Southern Bancorp, Inc. (c)	437
48	Greater Bay Bancorp	1,251
204	Hanmi Financial Corp.	4,587
18	Heritage Commerce Corp. (c)	477
12	Horizon Financial Corp. (c)	277
98	IBERIABANK Corp. (c)	5,757
67	Independent Bank Corp.	1,688
46	International Bancshares Corp. (c)	1,419
31	Intervest Bancshares Corp. (a) (c)	1,070
27	Lakeland Financial Corp. (c)	689
13	Macatawa Bank Corp. (c)	285
18	MB Financial, Inc. (c)	673
32	Mercantile Bank Corp. (c)	1,203
177	Nara Bancorp, Inc.	3,707
47	Oriental Financial Group (c)	608
40	Pacific Capital Bancorp (c)	1,357
27	Peoples Bancorp, Inc. (c)	805
7	PremierWest Bancorp (c)	113
90	PrivateBancorp, Inc. (c)	3,730
169	R&G Financial Corp., Class B (Puerto Rico) (c)	1,290
100	Republic Bancorp, Inc.	1,348
6	Republic Bancorp, Inc., Class A	162
8	Santander Bancorp (Puerto Rico) (c)	148
4	Sierra Bancorp	126
14	Simmons First National Corp., Class A	451
56	Southwest Bancorp, Inc.	1,557
204	Sterling Bancshares, Inc. (c)	2,662
69	Sterling Financial Corp. (c)	2,343
29	Taylor Capital Group, Inc. (c)	1,069
14	TriCo Bancshares (c)	389
35	Umpqua Holdings Corp. (c)	1,018
8	Virginia Commerce Bancorp (a) (c)	165
73	West Coast Bancorp(c)	2,522
71	Westamerica Bancorp (c)	3,600
39	Wilshire Bancorp, Inc. (c)	740
		70,921
	Commercial Services & Supplies — 3.7%
28	American Ecology Corp. (c)	516
15	Banta Corp.	557
7	Clean Harbors, Inc. (a)	324
23	Coinstar, Inc. (a)	703
58	Consolidated Graphics, Inc. (a)	3,438
7	CRA International, Inc. (a) (c)	362
59	Deluxe Corp. (c)	1,482
90	First Consulting Group, Inc. (a)	1,241
59	GEO Group, Inc. (The) (a)	2,210
47	Heidrick & Struggles International, Inc. (a)	1,995
94	Herman Miller, Inc.	3,422
40	Hudson Highland Group, Inc. (a)	669
349	IKON Office Solutions, Inc.	5,715
54	John H. Harland Co.	2,716
200	Kforce, Inc. (a) (c)	2,430
81	Korn/Ferry International (a)	1,855
87	Labor Ready, Inc. (a)	1,589
67	Navigant Consulting, Inc. (a) (c)	1,332
52	Spherion Corp. (a)	389
133	TeleTech Holdings, Inc. (a) (c)	3,183
27	Tetra Tech, Inc. (a)	494
34	United Stationers, Inc. (a)	1,573
23	Volt Information Sciences, Inc. (a) (c)	1,165
1	Waste Connections, Inc. (a)	25
		39,385

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — 2.7%
173	3Com Corp. (a)	709
128	Arris Group, Inc. (a)	1,606
57	Avocent Corp. (a)	1,919
22	Bel Fuse, Inc., Class B (c)	779
38	Black Box Corp. (c)	1,604
39	C-COR, Inc. (a)	429
71	CommScope, Inc. (a)	2,170
16	Digi International, Inc. (a)	223
25	Ditech Networks, Inc. (a)	173
88	Extreme Networks, Inc. (a)	367
168	Finisar Corp. (a) (c)	544
77	Foundry Networks, Inc. (a)	1,158
51	Harmonic, Inc. (a)	373
199	Inter-Tel, Inc.	4,410
60	InterDigital Communications Corp. (a) (c)	2,016
21	MasTec, Inc. (a) (c)	245
97	MRV Communications, Inc. (a) (c)	343
41	NETGEAR, Inc. (a) (c)	1,076
71	Packeteer, Inc. (a) (c)	959
95	Plantronics, Inc. (c)	2,018
18	Polycom, Inc. (a)	566
95	Powerwave Technologies, Inc. (a) (c)	610
18	Radyne Corp. (a) (c)	194
33	Redback Networks, Inc. (a)	828
19	SafeNet, Inc. (a) (c)	464
37	Sonus Networks, Inc. (a) (c)	244
113	Symmetricom, Inc. (a) (c)	1,012
61	Tekelec (a) (c)	902
82	UTStarcom, Inc. (a) (c)	717
		28,658
	Computers & Peripherals — 1.2%
96	Adaptec, Inc. (a)	447
300	Brocade Communications Systems, Inc. (a)	2,465
15	Electronics for Imaging, Inc. (a)	404
100	Gateway, Inc. (a) (c)	201
92	Hypercom Corp. (a)	587
62	Imation Corp.	2,879
70	Komag, Inc. (a) (c)	2,636
234	McData Corp., Class A (a)	1,299
72	Palm, Inc. (a) (c)	1,014
132	Quantum Corp. (a)	307
30	Synaptics, Inc. (a) (c)	891
		13,130
	Construction & Engineering — 0.1%
24	Washington Group International, Inc. (a)	1,441
	Construction Materials — 0.1%
33	Headwaters, Inc. (a) (c)	779
84	U.S. Concrete, Inc. (a)	595
		1,374
	Consumer Finance — 2.2%
83	Advance America Cash Advance Centers, Inc. (c)	1,220
32	Advanta Corp., Class B	1,405
25	Asta Funding, Inc. (c)	749
237	Cash America International, Inc.	11,129
45	CompuCredit Corp. (a) (c)	1,800
53	Dollar Financial Corp. (a)	1,470
76	EZCORP, Inc., Class A (a)	1,237
28	First Cash Financial Services, Inc. (a)	727
15	United PanAm Financial Corp. (a) (c)	202
66	World Acceptance Corp. (a) (c)	3,103
		23,042
	Containers & Packaging — 0.8%
21	AEP Industries, Inc. (a) (m)	1,141
15	Greif, Inc., Class A	1,800
160	Myers Industries, Inc.	2,507
25	Rock-Tenn Co., Class A	686
60	Silgan Holdings, Inc.	2,639
		8,773
	Distributors — 0.1%
51	Building Material Holding Corp. (c)	1,264
	Diversified Consumer Services — 0.2%
49	Vertrue, Inc. (a) (c)	1,882
	Diversified Financial Services — 0.1%
25	Marlin Business Services, Corp. (a) (c)	596
75	Medallion Financial Corp. (c)	929
		1,525
	Diversified Telecommunication Services — 1.7%
47	Broadwing Corp. (a)	740
1,142	Cincinnati Bell, Inc. (a)	5,219
75	CT Communications, Inc. (c)	1,726
34	Golden Telecom, Inc. (Russia)(c)	1,569
548	Premiere Global Services, Inc. (a) (c)	5,170
71	Time Warner Telecom, Inc., Class A (a)	1,423
183	Windstream Corp.	2,607
		18,454

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 1.0%
138	El Paso Electric Co. (a)	3,353
22	IDACORP, Inc. (c)	831
12	UIL Holdings Corp.	487
90	UniSource Energy Corp.	3,291
103	Westar Energy, Inc. (c)	2,666
		10,628
	Electrical Equipment — 1.4%
29	A.O. Smith Corp. (c)	1,093
51	Acuity Brands, Inc.	2,633
39	Encore Wire Corp. (c)	850
56	Evergreen Solar, Inc. (a) (c)	425
71	General Cable Corp. (a)	3,086
27	Power-One, Inc. (a) (c)	196
136	Regal-Beloit Corp. (c)	7,115
		15,398
	Electronic Equipment & Instruments — 2.6%
72	Aeroflex, Inc. (a)	839
101	Agilysis, Inc.	1,696
102	Anixter International, Inc. (a) (c)	5,544
97	Benchmark Electronics, Inc. (a)	2,351
60	Brightpoint, Inc. (a)	812
12	CalAmp Corp. (a) (c)	105
34	Checkpoint Systems, Inc. (a)	683
71	CTS Corp. (c)	1,115
30	Echelon Corp. (a) (c)	240
197	Global Imaging Systems, Inc. (a)	4,326
54	Insight Enterprises, Inc. (a)	1,009
44	Itron, Inc. (a) (c)	2,265
34	KEMET Corp. (a)	244
16	MTS Systems Corp.	614
55	Plexus Corp. (a)	1,318
34	Radisys Corp. (a) (c)	558
13	Rofin-Sinar Technologies, Inc. (a) (c)	780
9	SunPower Corp. (a) (c)	346
55	Technitrol, Inc.	1,309
107	TTM Technologies, Inc. (a)	1,215
		27,369
	Energy Equipment & Services — 2.6%
29	Basic Energy Services, Inc. (a) (c)	710
242	Grey Wolf, Inc. (a) (c)	1,660
31	GulfMark Offshore, Inc. (a)	1,167
56	Hanover Compressor Co. (a) (c)	1,059
30	Hercules Offshore, Inc. (a) (c)	867
26	Hydril Co. (a) (c)	1,985
59	Input/Output, Inc. (a) (c)	803
54	Lone Star Technologies, Inc. (a)	2,590
22	Lufkin Industries, Inc.	1,260
27	Newpark Resources (a) (c)	196
52	Oil States International, Inc. (a)	1,689
153	Parker Drilling Co. (a)	1,248
68	RPC, Inc. (c)	1,145
32	T-3 Energy Services, Inc. (a)	708
133	Trico Marine Services, Inc. (a) (c)	5,091
44	Union Drilling, Inc. (a) (c)	621
54	Veritas DGC, Inc. (a)	4,581
		27,380
	Food & Staples Retailing — 0.6%
16	Nash Finch Co. (c)	439
90	Pantry, Inc. (The) (a)	4,192
83	Spartan Stores, Inc.	1,746
		6,377
	Food Products — 0.5%
120	Chiquita Brands International, Inc. (c)	1,913
23	Flowers Foods, Inc. (c)	630
52	J & J Snack Foods Corp.	2,137
24	Pilgrim’s Pride Corp. (c)	715
		5,395
	Gas Utilities — 1.2%
49	New Jersey Resources Corp. (c)	2,395
50	Nicor, Inc. (c)	2,359
38	Northwest Natural Gas Co. (c)	1,592
43	South Jersey Industries, Inc. (c)	1,423
81	Southwest Gas Corp. (c)	3,104
56	WGL Holdings, Inc. (c)	1,811
		12,684
	Health Care Equipment & Supplies — 2.7%
26	Arrow International, Inc. (c)	927
46	ArthroCare Corp. (a) (c)	1,836
12	Aspect Medical Systems, Inc. (a) (c)	218
16	Biosite, Inc. (a) (c)	801
19	CONMED Corp. (a)	435
33	Haemonetics Corp. (a)	1,495
53	Hologic, Inc. (a)	2,501
90	Immucor, Inc. (a)	2,624
37	Integra LifeSciences Holdings Corp. (a) (c)	1,580
19	Inverness Medical Innovations, Inc. (a) (c)	735

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
25	Kyphon, Inc. (a) (c)	1,006
85	LifeCell Corp. (a) (c)	2,057
23	Mentor Corp. (c)	1,114
55	NeuroMetrix, Inc. (a) (c)	813
17	Palomar Medical Technologies, Inc. (a) (c)	866
38	PolyMedica Corp. (c)	1,519
44	Stereotaxis, Inc. (a) (c)	455
138	STERIS Corp.	3,461
18	SurModics, Inc. (a) (c)	570
101	Thoratec Corp. (a) (c)	1,770
89	VIASYS Healthcare, Inc. (a)	2,482
		29,265
	Health Care Providers & Services — 3.2%
23	Air Methods Corp. (a) (c)	636
134	Alliance Imaging, Inc. (a)	894
66	AMERIGROUP Corp. (a)	2,376
54	AMN Healthcare Services, Inc. (a) (c)	1,482
62	Apria Healthcare Group, Inc. (a) (c)	1,650
89	Centene Corp. (a) (c)	2,196
163	Five Star Quality Care, Inc. (a) (c)	1,815
31	Genesis HealthCare Corp. (a) (c)	1,473
211	Gentiva Health Services, Inc. (a) (c)	4,014
85	inVentiv Health, Inc. (a) (c)	3,008
51	Kindred Healthcare, Inc. (a)	1,280
30	LCA-Vision, Inc. (c)	1,034
47	Magellan Health Services, Inc. (a)	2,036
11	Molina Healthcare, Inc. (a)	345
158	PSS World Medical, Inc. (a) (c)	3,090
95	Psychiatric Solutions, Inc. (a) (c)	3,546
55	Res-Care, Inc. (a)	1,002
45	Symbion, Inc. (a) (c)	833
54	United Surgical Partners International, Inc. (a) (c)	1,525
		34,235
	Health Care Technology — 1.1%
6	Allscripts Healthcare Solutions, Inc. (a) (c)	157
37	Computer Programs & Systems, Inc.	1,258
62	Eclipsys Corp. (a) (c)	1,279
73	Omnicell, Inc. (a)	1,358
171	Per-Se Technologies, Inc. (a) (c)	4,739
166	Trizetto Group (a) (c)	3,049
		11,840
	Hotels, Restaurants & Leisure — 1.5%
27	Bob Evans Farms, Inc.	931
61	CBRL Group, Inc.	2,730
193	Domino’s Pizza, Inc.	5,407
20	Dover Downs Gaming & Entertainment, Inc.	273
39	Jack in the Box, Inc. (a)	2,356
29	Monarch Casino & Resort, Inc. (a) (c)	681
59	Multimedia Games, Inc. (a) (c)	563
115	Ruby Tuesday, Inc. (c)	3,161
10	Six Flags, Inc. (a) (c)	54
		16,156
	Household Durables — 1.4%
120	Champion Enterprises, Inc. (a) (c)	1,119
1	CSS Industries, Inc.	39
52	Directed Electronics, Inc. (a) (c)	595
19	Ethan Allen Interiors, Inc. (c)	683
16	Furniture Brands International, Inc. (c)	252
53	Kimball International, Inc., Class B	1,283
17	Meritage Homes Corp. (a) (c)	816
41	Stanley Furniture Co., Inc. (c)	875
44	Tempur-Pedic International, Inc. (a) (c)	902
363	Tupperware Brands Corp.	8,207
		14,771
	Household Products — 0.1%
50	Spectrum Brands, Inc. (a) (c)	548
	Independent Power Producers & Energy Traders — 0.1%
30	Black Hills Corp.	1,105
	Insurance — 2.9%
29	American Physicians Capital, Inc. (a)	1,161
44	Argonaut Group, Inc. (a)	1,534
59	Commerce Group, Inc.	1,746
133	Delphi Financial Group, Inc.	5,385
41	Direct General Corp.	836
38	LandAmerica Financial Group, Inc. (c)	2,367
72	Meadowbrook Insurance Group, Inc. (a)	707
28	National Financial Partners Corp.	1,218
3	Navigators Group, Inc. (a)	154
32	Odyssey Re Holdings Corp. (c)	1,205
265	PMA Capital Corp., Class A (a) (c)	2,446
74	Safety Insurance Group, Inc.	3,748
36	Selective Insurance Group (c)	2,045
124	Zenith National Insurance Corp.	5,805
		30,357

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.3%
29	Netflix, Inc. (a) (c)	737
61	Priceline.com, Inc. (a) (c)	2,652
		3,389
	Internet Software & Services — 2.1%
2	aQuantive, Inc. (a) (c)	59
93	Ariba, Inc. (a) (c)	722
33	Art Technology Group, Inc. (a)	78
410	CMGI, Inc. (a)	549
192	CNET Networks, Inc. (a) (c)	1,745
31	Digital Insight Corp. (a)	1,201
35	Digital River, Inc. (a) (c)	1,930
236	Digitas, Inc. (a)	3,163
25	EarthLink, Inc. (a)	174
63	Interwoven, Inc. (a)	930
43	iPass, Inc. (a) (c)	254
66	j2 Global Communications, Inc. (a) (c)	1,809
98	Openwave Systems, Inc. (a) (c)	905
49	RealNetworks, Inc. (a) (c)	533
264	United Online, Inc.	3,510
81	ValueClick, Inc. (a)	1,902
53	WebEx Communications, Inc. (a)	1,842
25	webMethods, Inc. (a)	185
41	Websense, Inc. (a)	932
		22,423
	IT Services — 2.0%
411	BearingPoint, Inc. (a) (c)	3,237
82	BISYS Group, Inc. (The) (a)	1,053
48	CACI International, Inc., Class A (a)	2,695
146	CIBER, Inc. (a) (c)	990
32	Covansys Corp. (a)	725
45	CSG Systems International, Inc. (a)	1,200
49	Gartner, Inc. (a)	972
8	Gevity HR, Inc. (c)	197
48	infoUSA, Inc.	567
76	Keane, Inc. (a) (c)	907
101	Lightbridge, Inc. (a)	1,365
35	Lionbridge Technologies (a) (c)	225
59	ManTech International Corp., Class A (a)	2,166
101	Perot Systems Corp., Class A (a) (c)	1,654
14	StarTek, Inc.	185
93	SYKES Enterprises, Inc. (a)	1,635
32	TALX Corp. (c)	865
36	Tyler Technologies, Inc. (a) (c)	500
		21,138
	Leisure Equipment & Products — 0.9%
62	JAKKS Pacific, Inc. (a) (c)	1,352
72	K2, Inc. (a)	950
39	MarineMax, Inc. (a) (c)	1,014
68	Marvel Entertainment, Inc. (a)	1,840
68	RC2 Corp. (a) (c)	3,001
34	Steinway Musical Instruments, Inc. (a)	1,040
		9,197
	Life Sciences Tools & Services — 0.6%
9	Bio-Rad Laboratories, Inc., Class A (a) (c)	726
28	Diversa Corp. (a) (c)	306
15	Exelixis, Inc. (a) (c)	136
49	Illumina, Inc. (a)	1,907
14	Kendle International, Inc. (a)	443
47	Medivation, Inc. (a) (c)	745
17	Molecular Devices Corp. (a)	356
148	Nektar Therapeutics (a) (c)	2,256
		6,875
	Machinery — 2.9%
62	Accuride Corp. (a)	693
58	Astec Industries, Inc. (a)	2,039
140	Barnes Group, Inc. (c)	3,036
61	Briggs & Stratton Corp. (c)	1,652
37	Cascade Corp.	1,957
31	CIRCOR International, Inc. (c)	1,144
17	EnPro Industries, Inc. (a) (c)	578
19	FreightCar America, Inc. (c)	1,059
37	Greenbrier Cos., Inc. (c)	1,107
10	Middleby Corp. (a) (c)	994
21	Miller Industries, Inc. (a)	507
45	Mueller Industries, Inc.	1,436
23	NACCO Industries, Inc., Class A	3,197
59	Navistar International Corp. (a)	1,962
31	Valmont Industries, Inc.	1,731
46	Wabash National Corp. (c)	699
176	Westinghouse Air Brake Technologies Corp.	5,347
39	Watts Water Technologies, Inc., Class A (c)	1,587
		30,725
	Media — 1.9%
18	ADVO, Inc.	583
44	Belo Corp., Class A	810
33	Catalina Marketing Corp.	905
954	Charter Communications, Inc., Class A (a) (c)	2,920
191	Entravision Communications Corp., Class A (a)	1,573

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
40	Gray Television, Inc. (c)	292
97	Harris Interactive, Inc. (a)	489
71	Lee Enterprises, Inc.	2,218
175	LodgeNet Entertainment Corp. (a)	4,388
35	Media General, Inc., Class A	1,305
66	Playboy Enterprises, Inc., Class B (a) (c)	761
59	ProQuest Co. (a) (c)	620
52	Scholastic Corp. (a)	1,860
120	Sinclair Broadcast Group, Inc., Class A (c)	1,258
37	Valassis Communications, Inc. (a)	529
		20,511
	Metals & Mining — 2.0%
23	AK Steel Holding Corp. (a)	389
31	Century Aluminum Co. (a) (c)	1,389
43	Chaparral Steel Co.	1,904
42	Cleveland-Cliffs, Inc. (c)	2,034
35	Gibraltar Industries, Inc.	826
83	Metal Management, Inc.	3,157
35	NN, Inc. (c)	440
97	Olympic Steel, Inc.	2,147
15	Oregon Steel Mills, Inc. (a)	930
126	Quanex Corp.	4,351
153	Ryerson, Inc. (c)	3,836
6	Schnitzer Steel Industries, Inc. (c)	234
		21,637
	Multi-Utilities — 0.7%
56	Avista Corp. (c)	1,427
48	NorthWestern Corp.	1,681
129	PNM Resources, Inc. (c)	4,006
		7,114
	Multiline Retail — 0.1%
41	Bon-Ton Stores, Inc. (The) (c)	1,435
	Oil, Gas & Consumable Fuels — 2.0%
28	Alon USA Energy, Inc.	731
16	ATP Oil & Gas Corp. (a) (c)	649
21	Callon Petroleum Co. (a) (c)	311
46	Energy Partners Ltd. (a)	1,114
22	Giant Industries, Inc. (a)	1,634
72	Harvest Natural Resources, Inc. (a) (c)	760
9	Helix Energy Solutions Group, Inc. (a)	271
158	Houston Exploration Co. (a)	8,202
17	Penn Virginia Corp. (c)	1,219
65	PetroHawk Energy Corp. (a)	746
41	Stone Energy Corp. (a)	1,460
38	Swift Energy Co. (a) (c)	1,689
100	USEC, Inc. (a)	1,277
113	VAALCO Energy, Inc. (a)	762
17	World Fuel Services Corp.	774
		21,599
	Personal Products — 0.8%
48	Elizabeth Arden, Inc. (a)	907
17	Mannatech, Inc. (c)	249
183	NBTY, Inc. (a)	7,607
		8,763
	Pharmaceuticals — 1.4%
55	Adams Respiratory Therapeutics, Inc. (a)	2,257
136	Adolor Corp. (a) (c)	1,020
41	Alpharma, Inc., Class A	978
57	AtheroGenics, Inc. (a) (c)	563
176	AVANIR Pharmaceuticals, Class A (a) (c)	407
22	Bentley Pharmaceuticals, Inc. (a) (c)	228
63	Cardiome Pharma Corp. (Canada) (a) (c)	698
290	Cypress Bioscience, Inc. (a) (c)	2,244
53	DURECT Corp. (a) (c)	234
65	Medicis Pharmaceutical Corp., Class A (c)	2,280
11	Par Pharmaceutical Cos., Inc. (a) (c)	235
16	Salix Pharmaceuticals Ltd. (a)	193
44	Sciele Pharma, Inc. (a) (c)	1,054
70	Valeant Pharmaceuticals International	1,208
55	ViroPharma, Inc. (a)	810
		14,409
	Real Estate Investment Trusts (REITs) — 7.0%
121	American Home Mortgage Investment Corp. (c)	4,253
125	Anthracite Capital, Inc. (c)	1,590
95	Ashford Hospitality Trust, Inc.	1,185
21	BioMed Realty Trust, Inc.	612
109	Crescent Real Estate Equities Co.	2,157
52	Entertainment Properties Trust	3,039
101	Equity Inns, Inc. (c)	1,610
448	FelCor Lodging Trust, Inc.	9,778
90	First Potomac Realty Trust (m)	2,629
90	Friedman Billings Ramsey Group, Inc., Class A (c)	721
56	Glimcher Realty Trust(c)	1,488
49	Impac Mortgage Holdings, Inc. (c)	428
245	Innkeepers USA Trust	3,796
74	KKR Financial Corp.	1,988

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
30	LaSalle Hotel Properties	1,371
132	Lexington Realty Trust (c)	2,955
148	LTC Properties, Inc. (c)	4,028
112	MFA Mortgage Investments, Inc.	862
18	Mid-America Apartment Communities, Inc.	1,019
10	Mills Corp. (The) (c)	206
230	Nationwide Health Properties, Inc. (c)	6,947
110	Pennsylvania Real Estate Investment Trust (c)	4,340
119	Post Properties, Inc.	5,424
18	PS Business Parks, Inc., Class A	1,266
48	RAIT Investment Trust (c)	1,645
74	Saul Centers, Inc. (c)	4,100
184	Sunstone Hotel Investors, Inc.	4,918
		74,355
	Road & Rail — 1.4%
21	AMERCO (a) (c)	1,784
31	Arkansas Best Corp. (c)	1,102
35	Dollar Thrifty Automotive Group, Inc. (a) (c)	1,615
141	Genesee & Wyoming, Inc., Class A (a) (c)	3,701
12	Marten Transport Ltd. (a) (c)	222
29	Old Dominion Freight Line (a) (c)	692
4	P.A.M. Transportation Services, Inc. (a)	88
9	Quality Distribution, Inc. (a) (c)	113
97	RailAmerica, Inc. (a)	1,564
121	Saia, Inc. (a)	2,811
64	U.S. Xpress Enterprises, Inc., Class A (a)	1,057
		14,749
	Semiconductors & Semiconductor Equipment — 3.9%
8	Actel Corp. (a) (c)	136
80	Advanced Energy Industries, Inc. (a)	1,517
121	AMIS Holdings, Inc. (a)	1,276
187	Amkor Technology, Inc. (a) (c)	1,749
130	Applied Micro Circuits Corp. (a)	462
117	Asyst Technologies, Inc. (a)	858
79	Axcelis Technologies, Inc. (a)	463
56	Brooks Automation, Inc. (a)	812
44	Cabot Microelectronics Corp. (a) (c)	1,504
131	Cirrus Logic, Inc. (a)	898
47	Cohu, Inc. (c)	950
422	Conexant Systems, Inc. (a)	860
65	Credence Systems Corp. (a) (c)	335
50	Cymer, Inc. (a) (c)	2,211
41	Diodes, Inc. (a) (c)	1,462
28	DSP Group, Inc. (a)	605
90	Entegris, Inc. (a) (c)	971
38	Intevac, Inc. (a)	991
74	IXYS Corp. (a) (c)	657
29	Kopin Corp. (a) (c)	103
88	Kulicke & Soffa Industries, Inc. (a) (c)	742
57	Lattice Semiconductor Corp. (a)	369
125	LTX Corp. (a)	701
100	Mattson Technology, Inc. (a)	936
102	Micrel, Inc. (a) (c)	1,096
18	Micron Technology, Inc. (a)	251
76	Microsemi Corp. (a)	1,486
94	MIPS Technologies, Inc. (a) (c)	783
53	MKS Instruments, Inc. (a)	1,190
82	OmniVision Technologies, Inc. (a) (c)	1,123
385	ON Semiconductor Corp. (a) (c)	2,918
84	Photronics, Inc. (a) (c)	1,366
216	RF Micro Devices, Inc. (a) (c)	1,467
31	Rudolph Technologies, Inc. (a) (c)	496
12	Semitool, Inc. (a) (c)	162
55	Semtech Corp. (a)	721
106	Silicon Image, Inc. (a)	1,348
76	Silicon Storage Technology, Inc. (a)	345
150	Skyworks Solutions, Inc. (a)	1,061
22	Standard Microsystems Corp. (a) (c)	602
15	Supertex, Inc. (a) (c)	593
13	Tessera Technologies, Inc. (a) (c)	537
41	Varian Semiconductor Equipment Associates, Inc. (a)	1,882
61	Zoran Corp. (a)	886
		41,881
	Software — 3.0%
167	Actuate Corp. (a)	994
18	Ansoft Corp. (a)	489
27	ANSYS, Inc. (a) (c)	1,187
218	Aspen Technology, Inc. (a) (c)	2,400
38	Epicor Software Corp. (a)	512
31	EPIQ Systems, Inc. (a) (c)	529
17	eSpeed, Inc., Class A (a)	148
98	Hyperion Solutions Corp. (a)	3,519
89	Informatica Corp. (a) (c)	1,090
15	InterVoice, Inc. (a) (c)	113
40	JDA Software Group, Inc. (a)	545
19	Macrovision Corp. (a)	540
44	Magma Design Automation, Inc. (a) (c)	392

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
19	Manhattan Associates, Inc. (a)	581
37	MapInfo Corp. (a)	476
67	Mentor Graphics Corp. (a)	1,212
31	MicroStrategy, Inc., Class A (a)	3,477
132	Parametric Technology Corp. (a)	2,387
9	Pegasystems, Inc. (c)	87
108	Progress Software Corp. (a) (c)	3,025
18	Quality Systems, Inc.	656
78	Quest Software, Inc. (a)	1,147
137	Secure Computing Corp. (a)	897
7	SPSS, Inc. (a)	211
124	Sybase, Inc. (a)	3,050
46	TIBCO Software, Inc. (a)	438
34	Transaction Systems Architechs, Inc. (a)	1,117
63	Wind River Systems, Inc. (a) (c)	648
		31,867
	Specialty Retail — 5.3%
114	Asbury Automotive Group, Inc.	2,676
25	Build-A-Bear Workshop, Inc. (a) (c)	703
479	Charming Shoppes, Inc. (a)	6,474
40	Children’s Place Retail Stores, Inc. (The) (a) (c)	2,547
118	Christopher & Banks Corp.	2,200
165	CSK Auto Corp. (a) (c)	2,823
114	Dress Barn, Inc. (a) (c)	2,657
53	Genesco, Inc. (a) (c)	1,992
61	Group 1 Automotive, Inc.	3,160
109	Guess?, Inc. (a)	6,908
1	Lithia Motors, Inc., Class A (c)	37
167	Men’s Wearhouse, Inc.	6,370
85	Payless ShoeSource, Inc. (a)	2,790
202	Rent-A-Center, Inc. (a)	5,973
86	Select Comfort Corp. (a) (c)	1,503
22	Shoe Carnival, Inc. (a)	695
24	Sonic Automotive, Inc., Class A (c)	697
56	Stage Stores, Inc.	1,700
108	Tween Brands, Inc. (a)	4,313
		56,218
	Textiles, Apparel & Luxury Goods — 2.5%
110	Brown Shoe Co., Inc.	5,235
30	Columbia Sportswear Co.	1,665
31	Deckers Outdoor Corp. (a)	1,876
146	Maidenform Brands, Inc. (a)	2,638
51	Movado Group, Inc.	1,473
11	Oxford Industries, Inc. (c)	541
84	Phillips-Van Heusen Corp.	4,214
83	Skechers U.S.A., Inc., Class A (a)	2,778
56	Steven Madden Ltd.	1,962
72	Timberland Co., Class A (a)	2,268
44	UniFirst Corp. (c)	1,694
		26,344
	Thrifts & Mortgage Finance — 2.0%
54	Accredited Home Lenders Holding Co. (a) (c)	1,471
38	City Bank (c)	1,361
209	Corus Bankshares, Inc. (c)	4,826
24	Downey Financial Corp. (c)	1,771
23	Federal Agricultural Mortgage Corp., Class C	621
94	First Niagara Financial Group, Inc.	1,396
15	First Place Financial Corp. (c)	348
23	FirstFed Financial Corp. (a) (c)	1,540
29	Flagstar Bancorp, Inc. (c)	432
17	ITLA Capital Corp.	967
41	TierOne Corp. (c)	1,280
66	United Community Financial Corp. (c)	813
314	W Holding Co., Inc. (Puerto Rico) (c)	1,874
35	WSFS Financial Corp.	2,349
		21,049
	Tobacco — 0.2%
208	Alliance One International, Inc. (a)	1,466
17	Vector Group Ltd. (c)	295
		1,761
	Trading Companies & Distributors — 1.2%
424	Applied Industrial Technologies, Inc.	11,151
78	BlueLinx Holdings, Inc. (c)	812
53	Kaman Corp. (c)	1,176
		13,139
	Wireless Telecommunication Services — 0.5%
95	Centennial Communications Corp. (c)	684
416	Dobson Communications Corp., Class A (a)	3,622
30	InPhonic, Inc. (a) (c)	334
27	Syniverse Holdings, Inc. (a)	403
		5,043
	Total Common Stocks (Cost $836,243)	1,038,466
Short-Term Investments — 2.2%
	Investment Company — 2.0%
21,718	JPMorgan Prime Money Market Fund (b) (m)	21,718

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	U.S. Treasury Notes — 0.2%
1,935	U.S. Treasury Notes, 4.25%, 11/30/07 (k) (m) (n)	1,922
	Total Short-Term Investments (Cost $23,642)	23,640
Investments of Cash Collateral for Securities on Loan — 25.8%
	Certificates of Deposit — 6.9%
12,016	Credit Industriel et Commercial, 5.34%, 01/24/07	12,016
6,300	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	6,300
4,951	Dexia Credit Local Du France, 5.32%, 01/08/07	4,951
13,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	13,000
7,999	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	7,999
7,500	Nordea Bank, New York, FRN, 5.32%, 01/03/07	7,500
10,000	Norinchukin Bank, New York, 5.35%, 02/27/07	10,000
12,000	Toronto Dominion Bank, New York, FRN, 5.32%, 05/29/07	12,000
		73,766
	Commercial Paper — 1.4%
15,000	Morgan Stanley, FRN, 5.37%, 02/20/07	15,000
	Corporate Notes — 13.6%
5,000	Alliance and Leister plc, FRN, 5.36%, 01/29/08	5,000
18,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	18,000
5,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	5,000
300	Banque Federative Du Credit Mutuel, FRN, 5.35%, 07/13/07	300
12,250	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	12,250
5,500	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	5,500
13,000	Goldman Sachs Group, Inc., FRN, 5.42%, 12/28/07	13,000
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000
5,998	K2(USA) LLC, FRN, 5.39%, 02/15/08	5,998
7,500	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	7,500
9,699	Links Finance LLC, FRN, 5.37%, 10/15/07	9,699
14,000	Macquarie Bank Ltd., FRN, 5.36%, 04/20/07	14,000
11,998	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	11,998
12,006	Nationwide Building Society, FRN, 5.32%, 01/29/08	12,006
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
8,899	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	8,899
4,998	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	4,998
		144,148
	Repurchase Agreements — 3.9%
16,892	Bank of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $16,902, collateralized by U.S. Government Agency Mortgages	16,892
25,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $25,015, collateralized by U.S. Government Agency Mortgages	25,000
		41,892
	Total Investments of Cash Collateral for Securities on Loan (Cost $274,806)	274,806
	Total Investments — 125.5% (Cost $1,134,691)	1,336,912
	Liabilities in Excess of Other Assets — (25.5)%	(271,511)
	NET ASSETS — 100.0%	$1,065,401

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (USD)
	Long Futures Outstanding
63	Russell 2000 Index	March, 2007	$25,039	$33

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Common Stocks — 96.6%
	Aerospace & Defense — 1.0%
116	Alliant Techsystems, Inc. (a)	9,059
	Airlines — 0.2%
63	Allegiant Travel Co. (a) (c)	1,770
	Automobiles — 0.6%
180	Winnebago Industries, Inc. (c)	5,930
	Biotechnology — 0.6%
185	Myriad Genetics, Inc. (a) (c)	5,790
	Building Products — 1.8%
315	NCI Building Systems, Inc. (a) (c)	16,322
	Capital Markets — 0.3%
107	KBW, Inc. (a)	3,130
	Chemicals — 4.4%
361	Airgas, Inc.	14,644
189	Albemarle Corp.	13,563
244	Scotts Miracle-Gro Co. (The), Class A	12,603
		40,810
	Commercial Banks — 6.9%
205	Alabama National BanCorp. (c)	14,096
86	Boston Private Financial Holdings, Inc. (c)	2,412
144	East-West Bancorp, Inc. (c)	5,104
129	First Community Bancorp, Inc. (c)	6,743
178	Hancock Holding Co. (c)	9,411
297	S.Y. Bancorp, Inc. (c)	8,318
430	United Bancshares, Inc. (c)	16,619
35	Western Alliance Bancorp (a) (c)	1,231
		63,934
	Commercial Services & Supplies — 3.3%
700	Hudson Highland Group, Inc. (a) (c)	11,678
452	Waste Connections, Inc. (a) (c)	18,765
		30,443
	Construction & Engineering — 1.9%
1,409	Comfort Systems USA, Inc. (c)	17,807
	Containers & Packaging — 2.9%
143	AptarGroup, Inc.	8,454
429	Silgan Holdings, Inc.	18,855
		27,309
	Diversified Consumer Services — 0.2%
92	Capella Education Co. (a)	2,236
	Diversified Telecommunication Services — 1.7%
297	Commonwealth Telephone Enterprises, Inc.	12,411
174	NTELOS Holdings Corp. (a)	3,113
		15,524
	Electric Utilities — 0.6%
145	ITC Holdings Corp.	5,785
	Electrical Equipment — 1.5%
326	General Cable Corp. (a)	14,254
	Electronic Equipment & Instruments — 2.5%
327	Anixter International, Inc. (a) (c)	17,772
176	ScanSource, Inc. (a) (c)	5,363
		23,135
	Energy Equipment & Services — 2.8%
128	FMC Technologies, Inc. (a)	7,889
295	Universal Compression Holdings, Inc. (a) (c)	18,341
		26,230
	Food Products — 1.6%
556	Reddy Ice Holdings, Inc. (c)	14,351
	Gas Utilities — 1.3%
162	Atmos Energy Corp.	5,163
153	Northwest Natural Gas Co. (c)	6,493
		11,656
	Health Care Equipment & Supplies — 1.8%
154	Advanced Medical Optics, Inc. (a)	5,414
123	ArthroCare Corp. (a) (c)	4,898
82	IDEXX Laboratories, Inc. (a)	6,503
		16,815
	Health Care Providers & Services — 5.4%
375	AMN Healthcare Services, Inc. (a) (c)	10,325
315	Kindred Healthcare, Inc. (a)	7,946
346	LifePoint Hospitals, Inc. (a)	11,643
560	PSS World Medical, Inc. (a) (c)	10,927
319	Sunrise Senior Living, Inc. (a) (c)	9,806
		50,647
	Hotels, Restaurants & Leisure — 4.5%
708	Applebee’s International, Inc.	17,461
301	Orient-Express Hotels Ltd., Class H (Bermuda) (c)	14,253
137	Papa John’s International, Inc. (a) (c)	3,971
351	Ruth’s Chris Steak House (a) (c)	6,413
		42,098

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.3%
620	Jarden Corp. (a) (c)	21,584
	Insurance — 5.3%
287	American Physicians Capital, Inc. (a)	11,489
48	eHealth, Inc. (a)	959
477	ProAssurance Corp. (a) (c)	23,832
232	RLI Corp. (c)	13,067
		49,347
	Internet Software & Services — 1.1%
591	Liquidity Services, Inc. (a)	10,172
	IT Services — 1.0%
171	CACI International, Inc., Class A (a)	9,639
	Leisure Equipment & Products — 1.2%
294	Pool Corp. (c)	11,512
	Machinery — 4.6%
385	Kaydon Corp. (c)	15,316
123	Manitowoc Co., Inc. (The)	7,292
229	Oshkosh Truck Corp.	11,064
315	RBC Bearings, Inc. (a)	9,032
		42,704
	Marine — 1.2%
69	American Commercial Lines, Inc. (a)	4,546
237	Horizon Lines Inc., Class A	6,382
		10,928
	Media — 5.7%
428	Entercom Communications Corp.	12,061
350	GateHouse Media, Inc. (c)	6,496
405	Interactive Data Corp.	9,739
341	Lee Enterprises, Inc. (c)	10,604
88	Morningstar, Inc. (a) (c)	3,960
160	R.H. Donnelley Corp. (c)	10,049
		52,909
	Metals & Mining — 2.6%
395	Commercial Metals Co.	10,194
429	Compass Minerals International, Inc. (c)	13,523
		23,717
	Oil, Gas & Consumable Fuels — 1.1%
111	Southwestern Energy Co. (a)	3,901
169	St. Mary Land & Exploration Co.	6,230
		10,131
	Real Estate Investment Trusts (REITs) — 6.2%
73	Alexandria Real Estate Equities, Inc.	7,329
183	EastGroup Properties, Inc. (c)	9,823
160	First Potomac Realty Trust (c) (m)	4,649
311	Franklin Street Properties Corp. (c)	6,549
694	Lexington Realty Trust (c)	15,566
232	Mid-America Apartment Communities, Inc. (c)	13,297
		57,213
	Real Estate Management & Development — 0.6%
61	Jones Lang LaSalle, Inc.	5,659
	Road & Rail — 0.8%
205	Landstar System, Inc.	7,831
	Semiconductors & Semiconductor Equipment — 2.8%
90	Cymer, Inc. (a) (c)	3,964
257	Microsemi Corp. (a) (c)	5,054
175	Standard Microsystems Corp. (a) (c)	4,888
271	Varian Semiconductor Equipment Associates, Inc. (a)	12,318
		26,224
	Software — 3.0%
851	Aspen Technology, Inc. (a) (c)	9,380
200	Blackboard, Inc. (a) (c)	6,017
244	MICROS Systems, Inc. (a) (c)	12,875
		28,272
	Specialty Retail — 2.4%
150	Genesco, Inc. (a) (c)	5,612
275	Men’s Wearhouse, Inc. (c)	10,510
499	New York & Co., Inc. (a) (c)	6,531
		22,653
	Textiles, Apparel & Luxury Goods — 1.1%
116	Columbia Sportswear Co. (c)	6,445
109	Timberland Co., Class A (a)	3,426
		9,871
	Trading Companies & Distributors — 5.8%
552	TransDigm Group, Inc. (a) (c)	14,631
339	UAP Holding Corp.	8,546
236	Watsco, Inc. (c)	11,106
978	Williams Scotsman International, Inc. (a) (c)	19,178
		53,461
	Total Common Stocks (Cost $728,554)	898,862
Short-Term Investment — 4.5%
	Investment Company — 4.5%
42,239	JPMorgan Prime Money Market Fund (b) (m) (Cost $42,239)	42,239

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 19.9%
	Certificates of Deposit — 2.3%
2,971	Dexia Credit Local Du France, 5.32%, 01/08/07	2,971
9,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	9,000
9,000	Toronto Dominion Bank, New York, FRN, 5.32%, 05/29/07	9,000
		20,971
	Commercial Paper — 2.2%
8,888	Citigroup Funding, Inc., 5.35%, 03/23/07	8,888
2,986	Scaldis Capital LLC, 5.31%, 01/08/07	2,986
8,956	Tulip Funding Corp., 5.38%, 01/30/07	8,956
		20,830
	Corporate Notes — 11.0%
5,000	Alliance and Leister plc, FRN, 5.36%, 01/29/08	5,000
8,000	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	8,000
2,000	American Express Credit Corp., FRN, 5.35%, 06/12/07	2,000
9,009	Anglo Irish Bank Corp. plc, FRN, 5.38%, 01/29/08	9,009
7,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	7,000
5,500	Beta Finance, Inc., FRN, 5.37%, 01/15/08	5,500
8,500	First Tennessee Bank, FRN, 5.34%, 01/29/08	8,500
4,998	K2(USA) LLC, FRN, 5.39%, 02/15/08	4,998
5,000	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	5,000
4,699	Links Finance LLC, FRN, 5.37%, 10/15/07	4,699
2,500	Macquarie Bank Ltd., FRN, 5.36%, 04/20/07	2,500
7,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	7,000
5,500	Morgan Stanley, FRN, 5.49%, 01/29/08	5,500
7,999	National City Bank, FRN, 5.33%, 10/04/07	7,999
8,000	National Rural Utilities Corp., Finance Corp., FRN, 5.33%, 01/29/08	8,000
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
4,500	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	4,500
1,999	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	1,999
		102,204
	Repurchase Agreements — 4.0%
10,168	Bank of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,174, collateralized by U.S. Government Agency Mortgages	10,168
27,500	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $27,516, collateralized by U.S. Government Agency Mortgages	27,500
		37,668
	Time Deposits — 0.4%
4,000	Deutsche Bank, London, 5.34%, 02/20/07	4,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $185,673)	185,673
	Total Investments — 121.0% (Cost $956,466)	1,126,774
	Liabilities in Excess of Other Assets — (21.0)%	(195,805)
	NET ASSETS — 100.0%	$930,969

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
	Common Stocks — 98.5%
	Aerospace & Defense — 2.2%
326	HEICO Corp. (c)	12,664
	Air Freight & Logistics — 0.8%
159	UTI Worldwide, Inc.	4,762
	Biotechnology — 2.4%
227	Keryx Biopharmaceuticals, Inc. (a) (c)	3,016
184	Myriad Genetics, Inc. (a) (c)	5,747
81	Theravance, Inc. (a)	2,502
48	United Therapeutics Corp. (a) (c)	2,599
		13,864
	Capital Markets — 2.3%
49	Affiliated Managers Group, Inc. (a) (c)	5,114
79	Investment Technology Group, Inc. (a)	3,392
69	KBW, Inc. (a)	2,034
161	Technology Investment Capital Corp., Class C	2,600
		13,140
	Communications Equipment — 2.3%
918	Finisar Corp. (a) (c)	2,966
113	Redback Networks, Inc. (a)	2,816
140	Symmetricom, Inc. (a) (c)	1,244
199	ViaSat, Inc. (a)	5,944
		12,970
	Computers & Peripherals — 2.0%
147	Komag, Inc. (a) (c)	5,551
187	Rackable Systems, Inc. (a) (c)	5,792
		11,343
	Construction Materials — 1.1%
144	Eagle Materials, Inc.	6,219
	Containers & Packaging — 0.6%
651	Intertape Polymer Group, Inc. (Canada) (a)	3,439
	Diversified Consumer Services — 1.5%
617	INVESTools, Inc. (a) (c)	8,515
	Diversified Financial Services — 2.1%
58	International Securities Exchange Holdings, Inc.	2,718
401	Marlin Business Services Corp. (a)	9,627
		12,345
	Diversified Telecommunication Services — 2.9%
184	Cbeyond, Inc. (a) (c)	5,619
494	Globalstar, Inc. (a)	6,870
133	NeuStar, Inc., Class A (a)	4,328
		16,817
	Electrical Equipment — 2.7%
110	Acuity Brands, Inc.	5,740
218	General Cable Corp. (a)	9,536
		15,276
	Electronic Equipment & Instruments — 2.0%
509	Aeroflex, Inc. (a)	5,970
221	IPG Photonics Corp. (a)	5,297
		11,267
	Energy Equipment & Services — 4.7%
144	Gulf Island Fabrication, Inc. (c)	5,299
183	Hornbeck Offshore Services, Inc. (a) (c)	6,541
227	Pioneer Drilling Co. (a) (c)	3,009
188	Superior Energy Services, Inc. (a)	6,158
99	Universal Compression Holdings, Inc. (a)	6,127
		27,134
	Health Care Equipment & Supplies — 6.5%
83	ArthroCare Corp. (a) (c)	3,319
254	DJO, Inc. (a) (c)	10,894
49	Hologic, Inc. (a)	2,293
125	Kyphon, Inc. (a)	5,046
110	Mentor Corp. (c)	5,366
167	NeuroMetrix, Inc. (a) (c)	2,486
293	Northstar Neuroscience, Inc. (a) (c)	4,219
227	Thoratec Corp. (a) (c)	3,987
		37,610
	Health Care Providers & Services — 5.1%
158	Chemed Corp.	5,854
427	Gentiva Health Services, Inc. (a)	8,131
141	Healthways, Inc. (a) (c)	6,749
96	Psychiatric Solutions, Inc. (a) (c)	3,598
76	Sunrise Senior Living, Inc. (a) (c)	2,330
136	Symbion, Inc. (a) (c)	2,515
		29,177
	Health Care Technology — 1.0%
208	Per-Se Technologies, Inc. (a) (c)	5,770
	Hotels, Restaurants & Leisure — 4.7%
74	Chipotle Mexican Grill, Inc., Class A (a) (c)	4,198
108	Gaylord Entertainment Co. (a) (c)	5,485
529	Jamba, Inc. (a) (c)	5,324
130	Orient-Express Hotels Ltd., Class H (Bermuda)	6,154
176	WMS Industries, Inc. (a) (c)	6,139
		27,300

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 1.9%
637	Champion Enterprises, Inc. (a) (c)	5,960
349	Interface, Inc., Class A (a)	4,957
		10,917
	Insurance — 2.0%
109	ProAssurance Corp. (a) (c)	5,459
228	Security Capital Assurance Ltd. (Bermuda)	6,351
		11,810
	Internet & Catalog Retail — 2.6%
148	Coldwater Creek, Inc. (a) (c)	3,634
332	Gaiam, Inc., Class A (a) (c)	4,538
158	Priceline.com, Inc. (a) (c)	6,877
		15,049
	Internet Software & Services — 2.7%
180	Bankrate, Inc. (a) (c)	6,822
195	DealerTrack Holdings, Inc. (a)	5,750
226	Marchex, Inc., Class B (a) (c)	3,029
		15,601
	IT Services — 5.3%
45	Alliance Data Systems Corp. (a)	2,838
229	Gartner, Inc. (a)	4,532
189	Isilon Systems, Inc. (a) (c)	5,214
107	TALX Corp. (c)	2,932
304	VeriFone Holdings, Inc. (a) (c)	10,763
138	Wright Express Corp. (a)	4,292
		30,571
	Leisure Equipment & Products — 1.1%
164	Pool Corp. (c)	6,404
	Life Sciences Tools & Services — 3.3%
89	Covance, Inc. (a)	5,233
280	Exelixis, Inc. (a) (c)	2,520
115	Illumina, Inc. (a)	4,538
128	Medivation, Inc. (a) (c)	2,031
295	Nektar Therapeutics (a) (c)	4,491
		18,813
	Marine — 1.4%
120	American Commercial Lines, Inc. (a) (c)	7,848
	Media — 1.6%
456	Lions Gate Entertainment Corp. (Canada) (a)	4,895
94	Morningstar, Inc. (a)	4,246
		9,141
	Metals & Mining — 1.9%
35	Allegheny Technologies, Inc.	3,146
180	Century Aluminum Co. (a) (c)	8,029
		11,175
	Oil, Gas & Consumable Fuels — 3.0%
183	Bois d’Arc Energy, Inc. (a) (c)	2,675
934	Brigham Exploration Co. (a) (c)	6,829
156	GeoMet, Inc. (a) (c)	1,618
140	World Fuel Services Corp. (c)	6,224
		17,346
	Pharmaceuticals — 2.8%
157	Adams Respiratory Therapeutics, Inc. (a)	6,399
218	AVANIR Pharmaceuticals, Class A (a) (c)	504
333	Cypress Bioscience, Inc. (a) (c)	2,583
166	Nastech Pharmaceutical Co., Inc. (a) (c)	2,504
292	ViroPharma, Inc. (a) (c)	4,276
		16,266
	Real Estate Investment Trusts (REITs) — 1.1%
368	Resource Capital Corp. (c)	6,234
	Semiconductors & Semiconductor Equipment — 6.1%
880	Applied Micro Circuits Corp. (a)	3,134
143	Diodes, Inc. (a)	5,057
144	FormFactor, Inc. (a)	5,362
179	Integrated Device Technology, Inc. (a)	2,764
382	Microsemi Corp. (a) (c)	7,511
280	Trident Microsystems, Inc. (a) (c)	5,088
136	Varian Semiconductor Equipment Associates, Inc. (a)	6,197
		35,113
	Software — 4.0%
192	Blackboard, Inc. (a) (c)	5,754
298	Epicor Software Corp. (a)	4,031
113	Hyperion Solutions Corp. (a)	4,072
536	Nuance Communications, Inc. (a) (c)	6,140
158	Witness Systems, Inc. (a) (c)	2,761
		22,758
	Specialty Retail — 5.8%
143	Aeropostale, Inc. (a)	4,416
289	bebe stores, inc. (c)	5,715
58	Children’s Place Retail Stores, Inc. (The) (a) (c)	3,710
126	Christopher & Banks Corp.	2,349
160	GameStop Corp., Class A (a)	8,795

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
145	Hibbett Sporting Goods, Inc. (a) (c)	4,418
108	J. Crew Group, Inc. (a) (c)	4,147
		33,550
	Textiles, Apparel & Luxury Goods — 3.1%
145	Heelys, Inc. (a) (c)	4,656
274	Iconix Brand Group, Inc. (a)	5,314
201	Quiksilver, Inc. (a)	3,159
89	Under Armour, Inc., Class A (a) (c)	4,480
		17,609
	Thrifts & Mortgage Finance — 1.1%
97	WSFS Financial Corp. (c)	6,459
	Trading Companies & Distributors — 0.8%
113	GATX Corp.	4,896
	Total Common Stocks (Cost $464,982)	567,172
Short-Term Investment — 1.2%
	Investment Company — 1.2%
6,973	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $6,973)	6,973

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 25.0%
	Certificates of Deposit — 5.5%
4,999	Bank of New York, FRN, 5.41%, 05/02/08	4,999
8,000	Barclays Capital, Inc., FRN, 5.33%, 06/06/07	8,000
9,697	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	9,697
9,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	9,000
		31,696
	Corporate Notes — 15.4%
3,000	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	3,000
7,007	Anglo Irish Bank Corp. plc, FRN, 5.38%, 01/29/08	7,007
5,000	Berkshire Hathaway Finance, FRN, 5.42%, 01/11/08	5,000
7,200	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	7,200
6,450	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	6,450
8,500	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	8,500
7,500	First Tennessee Bank, FRN, 5.34%, 01/29/08	7,500
3,000	Goldman Sachs Group, Inc., FRN, 5.42%, 12/28/07	3,000
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000
7,698	HBOS Treasury Services plc, FRN, 5.40%, 01/29/08	7,698
8,997	K2 (USA) LLC, FRN, 5.39%, 02/15/08	8,997
3,818	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	3,818
3,500	Morgan Stanley, FRN, 5.49%, 01/29/08	3,500
7,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.33%, 01/29/08	7,000
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
		88,670
	Repurchase Agreements — 4.1%
3,722	Bank of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,724, collateralized by U.S. Government Agency Mortgages	3,722
10,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,000
10,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,000
		23,722
	Total Investments of Cash Collateral for Securities on Loan (Cost $144,088)	144,088
	Total Investments — 124.7% (Cost $616,043)	718,233
	Liabilities in Excess of Other Assets — (24.7)%	(142,526)
	NET ASSETS — 100.0%	$575,707

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 0.7%
45	Cubic Corp. (c)	976
320	Orbital Sciences Corp. (a)	5,901
		6,877
	Air Freight & Logistics — 0.3%
30	Atlas Air Worldwide Holdings, Inc. (a)	1,330
53	Pacer International, Inc.	1,581
		2,911
	Airlines — 1.1%
201	Continental Airlines, Inc., Class B (a) (c)	8,304
211	ExpressJet Holdings, Inc. (a)	1,706
		10,010
	Auto Components — 1.5%
212	ArvinMeritor, Inc.	3,861
364	Modine Manufacturing Co.	9,118
145	Visteon Corp. (a) (c)	1,231
		14,210
	Biotechnology — 0.4%
35	Arena Pharmaceuticals, Inc. (a) (c)	448
25	Cubist Pharmaceuticals, Inc. (a) (c)	458
62	Keryx Biopharmaceuticals, Inc. (a) (c)	825
33	Progenics Pharmaceuticals, Inc. (a)	847
14	United Therapeutics Corp. (a) (c)	739
		3,317
	Building Products — 0.2%
128	Insteel Industries, Inc. (c)	2,274
	Capital Markets — 0.6%
32	A.G. Edwards, Inc.	2,044
35	Gladstone Capital Corp. (c)	828
66	Investment Technology Group, Inc. (a)	2,830
		5,702
	Chemicals — 2.8%
107	Georgia Gulf Corp.	2,062
205	H.B. Fuller Co.	5,296
97	Pioneer Cos., Inc. (a)	2,792
307	Sensient Technologies Corp.	7,560
216	Spartech Corp.	5,671
104	Stepan Co.	3,306
		26,687
	Commercial Banks — 11.0%
62	1st Source Corp. (c)	1,999
34	AMCORE Financial, Inc. (c)	1,121
46	BancFirst Corp. (c)	2,495
138	Bank of Hawaii Corp.	7,424
17	Camden National Corp. (c)	798
101	City Holding Co. (c)	4,126
132	Commerce Bancshares, Inc. (c)	6,388
74	Community Bank System, Inc. (c)	1,707
70	Community Trust Bancorp, Inc. (c)	2,891
73	Cullen/Frost Bankers, Inc.	4,080
8	Farmers Capital Bank Corp. (c)	266
5	First Citizens BancShares, Inc., Class A	1,094
24	First Community Bancshares, Inc. (c)	957
13	First Financial Bankshares, Inc. (c)	561
19	First Indiana Corp. (c)	486
30	First State Bancorp, Inc.	745
231	FirstMerit Corp. (c)	5,564
27	FNB Corp. (c)	1,138
1	Fulton Financial Corp. (c)	15
14	Great Southern Bancorp, Inc. (c)	407
363	Greater Bay Bancorp	9,566
41	Heartland Financial USA, Inc. (c)	1,189
14	Horizon Financial Corp. (c)	343
28	Integra Bank Corp. (c)	760
58	Lakeland Bancorp, Inc. (c)	863
15	Lakeland Financial Corp. (c)	388
40	MB Financial, Inc. (c)	1,519
77	Mercantile Bank Corp. (c)	2,906
26	Mid-State Bancshares (c)	943
20	Old National Bancorp (c)	371
63	Pacific Capital Bancorp (c)	2,129
19	PremierWest Bancorp (c)	299
71	Provident Bankshares Corp. (c)	2,531
89	R&G Financial Corp., Class B (c)	679
11	Santander BanCorp (c)	202
11	SCBT Financial Corp. (c)	438
58	Simmons First National Corp., Class A	1,839
30	Southwest Bancorp, Inc.	827
10	Suffolk Bancorp (c)	377
96	Susquehanna Bancshares, Inc. (c)	2,572
17	Taylor Capital Group, Inc. (c)	611
254	TCF Financial Corp.	6,965
8	Tompkins Trustco, Inc. (c)	369
272	UMB Financial Corp. (c)	9,920
81	Umpqua Holdings Corp. (c)	2,393
25	Virginia Financial Group, Inc. (c)	705
92	Washington Trust Bancorp, Inc. (c)	2,569

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
32	Westamerica Bancorp (c)	1,640
117	Whitney Holding Corp. (c)	3,820
		103,995
	Commercial Services & Supplies — 2.5%
43	Central Parking Corp. (c)	769
83	CompX International, Inc.	1,663
23	Deluxe Corp. (c)	582
137	GEO Group, Inc. (The) (a) (c)	5,142
88	HNI Corp.	3,917
831	Spherion Corp. (a)	6,174
237	Standard Register Co. (The) (c)	2,849
52	United Stationers, Inc. (a)	2,414
		23,510
	Communications Equipment — 1.5%
37	Bel Fuse, Inc., Class B (c)	1,278
83	Black Box Corp. (c)	3,472
74	Carrier Access Corp. (a) (c)	487
80	CommScope, Inc. (a)	2,451
247	Inter-Tel, Inc. (c)	5,471
151	UTStarcom, Inc. (a) (c)	1,318
		14,477
	Computers & Peripherals — 1.2%
243	Electronics for Imaging, Inc. (a) (c)	6,462
102	Emulex Corp. (a)	1,990
52	Imation Corp.	2,405
		10,857
	Construction & Engineering — 1.2%
123	EMCOR Group, Inc. (a)	7,010
57	Quanta Services, Inc. (a) (c)	1,125
56	Washington Group International, Inc. (a)	3,324
		11,459
	Construction Materials — 0.1%
41	Headwaters, Inc. (a) (c)	975
	Consumer Finance — 2.4%
312	AmeriCredit Corp. (a) (c)	7,860
13	Credit Acceptance Corp. (a) (c)	422
137	Dollar Financial Corp. (a)	3,820
221	World Acceptance Corp. (a) (c)	10,381
		22,483
	Containers & Packaging — 1.1%
322	Graphic Packaging Corp. (a)	1,395
142	Myers Industries, Inc.	2,217
144	Silgan Holdings, Inc.	6,325
50	Smurfit-Stone Container Corp. (a)	528
		10,465
	Diversified Consumer Services — 0.4%
76	Jackson Hewitt Tax Service, Inc. (c)	2,595
248	Stewart Enterprises, Inc., Class A (c)	1,547
		4,142
	Diversified Financial Services — 0.2%
80	Marlin Business Services, Inc. (a) (c)	1,925
	Diversified Telecommunication Services — 1.3%
52	CenturyTel, Inc.	2,288
92	Commonwealth Telephone Enterprises, Inc.	3,847
63	North Pittsburgh Systems, Inc. (c)	1,511
319	Windstream Corp.	4,533
		12,179
	Electric Utilities — 0.9%
222	El Paso Electric Co. (a)	5,420
15	Great Plains Energy, Inc.	477
76	IDACORP, Inc.	2,937
		8,834
	Electrical Equipment — 0.7%
85	Acuity Brands, Inc. (c)	4,434
97	LSI Industries, Inc.	1,929
		6,363
	Electronic Equipment & Instruments — 2.4%
130	Agilysis, Inc. (c)	2,168
80	CalAmp Corp. (a) (c)	674
116	Cognex Corp. (c)	2,761
163	Coherent, Inc. (a) (c)	5,146
184	CTS Corp. (c)	2,892
185	KEMET Corp. (a)	1,353
152	Park Electrochemical Corp.	3,901
80	Paxar Corp. (a) (c)	1,840
59	Tech Data Corp. (a)	2,238
		22,973

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.1%
38	Gulfmark Offshore, Inc. (a)	1,410
71	Helmerich & Payne, Inc.	1,732
12	TODCO (a) (c)	424
167	Trico Marine Services, Inc. (a) (c)	6,394
		9,960
	Food & Staples Retailing — 0.4%
50	Pantry, Inc. (The) (a)	2,337
28	Weis Markets, Inc. (c)	1,123
		3,460
	Food Products — 1.5%
517	Del Monte Foods Co.	5,701
58	Pilgrim’s Pride Corp. (c)	1,701
175	Reddy Ice Holdings, Inc.	4,513
1	Seaboard Corp. (c)	1,942
		13,857
	Gas Utilities — 1.4%
264	Nicor, Inc. (c)	12,374
18	ONEOK, Inc.	789
		13,163
	Health Care Equipment & Supplies — 1.2%
59	Datascope Corp. (c)	2,165
29	DJO, Inc. (a) (c)	1,242
178	STERIS Corp.	4,470
62	Zoll Medical Corp. (a) (c)	3,634
		11,511
	Health Care Providers & Services — 1.1%
129	Magellan Health Services, Inc. (a)	5,571
108	Manor Care, Inc.	5,049
		10,620
	Health Care Technology — 0.7%
141	Per-Se Technologies, Inc. (a) (c)	3,928
137	Trizetto Group (a) (c)	2,519
		6,447
	Hotels, Restaurants & Leisure — 1.9%
232	Domino’s Pizza, Inc.	6,502
113	Dover Downs Gaming & Entertainment, Inc.	1,509
140	Jack in the Box, Inc. (a)	8,515
120	Luby’s, Inc. (a)	1,311
		17,837
	Household Durables — 1.2%
236	American Greetings Corp., Class A (c)	5,638
201	Furniture Brands International, Inc. (c)	3,266
40	Kimball International, Inc., Class B	974
48	Stanley Furniture Co., Inc. (c)	1,032
		10,910
	Industrial Conglomerates — 0.7%
104	Teleflex, Inc.	6,740
	Insurance — 4.0%
49	Affirmative Insurance Holdings, Inc.	794
165	Alfa Corp. (c)	3,094
72	Clark, Inc. (c)	1,197
104	Crawford & Co., Class B (c)	759
163	Delphi Financial Group, Inc.	6,589
17	FBL Financial Group, Inc., Class A (c)	668
34	Great American Financial Resources, Inc.	775
180	Harleysville Group, Inc.	6,257
247	Horace Mann Educators Corp.	4,983
10	James River Group, Inc. (a) (c)	320
67	LandAmerica Financial Group, Inc. (c)	4,235
57	ProAssurance Corp. (a) (c)	2,830
76	Protective Life Corp.	3,596
48	StanCorp Financial Group, Inc.	2,171
		38,268
	Internet & Catalog Retail — 0.2%
49	Blair Corp. (c)	1,601
	Internet Software & Services — 0.9%
67	Digital Insight Corp. (a)	2,579
282	SonicWALL, Inc. (a)	2,374
296	United Online, Inc.	3,934
		8,887
	IT Services — 2.8%
203	Acxiom Corp.	5,204
495	BISYS Group, Inc. (The) (a)	6,393
206	CSG Systems International, Inc. (a)	5,515
112	infoUSA, Inc.	1,328
179	SYKES Enterprises, Inc. (a)	3,159
568	Unisys Corp. (a)	4,452
		26,051

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 1.4%
114	Hasbro, Inc.	3,098
312	Marvel Entertainment, Inc. (a) (c)	8,383
58	Steinway Musical Instruments, Inc. (a) (c)	1,798
		13,279
	Life Sciences Tools & Services — 0.3%
22	Illumina, Inc. (a)	881
21	Medivation, Inc. (a)	327
58	Molecular Devices Corp. (a)	1,226
42	Nektar Therapeutics (a) (c)	645
		3,079
	Machinery — 3.3%
166	AGCO Corp. (a) (c)	5,142
64	CIRCOR International, Inc. (c)	2,369
10	Flowserve Corp. (a)	495
13	NACCO Industries, Inc., Class A	1,790
17	Tennant Co.	490
204	Terex Corp. (a)	13,174
39	Valmont Industries, Inc. (c)	2,136
175	Westinghouse Air Brake Technologies Corp.	5,329
		30,925
	Media — 1.8%
360	Belo Corp., Class A	6,613
159	Cumulus Media, Inc., Class A (a) (c)	1,655
123	John Wiley & Sons, Inc., Class A	4,740
152	Reader’s Digest Association, Inc. (The)	2,542
139	Sinclair Broadcast Group, Inc., Class A	1,457
		17,007
	Metals & Mining — 1.7%
103	Chaparral Steel Co.	4,551
57	Quanex Corp.	1,984
303	Steel Dynamics, Inc. (c)	9,842
		16,377
	Multi-Utilities — 2.3%
253	Avista Corp. (c)	6,391
378	CenterPoint Energy, Inc. (c)	6,272
45	NorthWestern Corp.	1,592
198	Puget Energy, Inc.	5,024
100	Vectren Corp. (c)	2,836
		22,115
	Multiline Retail — 1.4%
381	Big Lots, Inc. (a) (c)	8,723
245	Retail Ventures, Inc. (a)	4,663
		13,386
	Oil, Gas & Consumable Fuels — 2.9%
69	Forest Oil Corp. (a) (c)	2,242
85	Harvest Natural Resources, Inc. (a) (c)	898
91	Holly Corp.	4,667
177	Houston Exploration Co. (a)	9,160
141	Mariner Energy, Inc. (a)	2,763
122	Meridian Resource Corp. (a)	378
82	Swift Energy Co. (a) (c)	3,670
18	Tesoro Corp.	1,164
161	USEC, Inc. (a) (c)	2,044
		26,986
	Paper & Forest Products — 0.6%
156	Neenah Paper, Inc. (c)	5,496
	Personal Products — 1.2%
66	Chattem, Inc. (a) (c)	3,285
107	NBTY, Inc. (a)	4,444
280	Playtex Products, Inc. (a)	4,035
		11,764
	Pharmaceuticals — 0.4%
78	Adolor Corp. (a)	583
60	Alpharma, Inc., Class A	1,441
106	Cypress Bioscience, Inc. (a) (c)	822
18	Medicis Pharmaceutical Corp., Class A (c)	622
47	ViroPharma, Inc. (a) (c)	692
		4,160
	Real Estate Investment Trusts (REITs) — 11.3%
113	American Home Mortgage Investment Corp. (c)	3,969
121	Annaly Capital Management, Inc.	1,677
314	Anworth Mortgage Asset Corp. (c)	2,981
101	Apartment Investment & Management Co.	5,636
169	Brandywine Realty Trust	5,635
200	Cousins Properties, Inc.	7,057
362	Equity Inns, Inc.	5,769
119	Equity Lifestyle Properties, Inc.	6,493
55	Extra Space Storage, Inc.	999
182	Home Properties, Inc.	10,757
576	Innkeepers USA Trust	8,922
333	Lexington Realty Trust (c)	7,473
58	Longview Fibre Co.	1,275
298	Luminent Mortgage Capital, Inc. (c) (m)	2,893

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
415	MFA Mortgage Investments, Inc.	3,193
9	Pennsylvania Real Estate Investment Trust (c)	335
106	PS Business Parks, Inc.	7,467
166	Ramco-Gershenson Properties Trust (c)	6,335
127	Sunstone Hotel Investors, Inc.	3,397
135	Taubman Centers, Inc.	6,846
64	Universal Health Realty Income Trust (c)	2,495
411	Winston Hotels, Inc. (c)	5,442
		107,046
	Road & Rail — 1.2%
43	Arkansas Best Corp. (c)	1,551
306	Laidlaw International, Inc.	9,324
25	Saia, Inc. (a)	576
		11,451
	Semiconductors & Semiconductor Equipment — 2.2%
446	Asyst Technologies, Inc. (a)	3,260
164	Axcelis Technologies, Inc. (a)	959
512	Cirrus Logic, Inc. (a)	3,519
65	Cohu, Inc. (c)	1,308
110	Fairchild Semiconductor International, Inc. (a)	1,851
408	Lattice Semiconductor Corp. (a)	2,644
296	Mattson Technology, Inc. (a)	2,763
260	OmniVision Technologies, Inc. (a) (c)	3,542
177	TriQuint Semiconductor, Inc. (a)	795
		20,641
	Software — 3.2%
178	Altiris, Inc. (a)	4,520
70	Ansoft Corp. (a) (c)	1,954
290	Aspen Technology, Inc. (a)	3,194
150	BMC Software, Inc. (a)	4,824
362	EPIQ Systems, Inc. (a) (c)	6,146
12	Fair Isaac Corp.	471
109	Magma Design Automation, Inc. (a) (c)	972
27	MicroStrategy, Inc., Class A (a) (c)	3,124
239	Parametric Technology Corp. (a)	4,311
28	Progress Software Corp. (a)	779
		30,295
	Specialty Retail — 4.0%
42	Barnes & Noble, Inc.	1,672
515	CSK Auto Corp. (a) (c)	8,832
90	GameStop Corp., Class A (a) (c)	4,976
62	OfficeMax, Inc.	3,083
367	Payless ShoeSource, Inc. (a)	12,035
55	Shoe Carnival, Inc. (a)	1,735
218	Talbots, Inc. (The) (c)	5,264
		37,597
	Textiles, Apparel & Luxury Goods — 0.9%
131	Kellwood Co. (c)	4,270
98	Skechers U.S.A., Inc., Class A (a)	3,278
30	Weyco Group, Inc. (c)	733
23	Wolverine World Wide, Inc.	644
		8,925
	Thrifts & Mortgage Finance — 2.5%
278	Astoria Financial Corp.	8,378
84	Corus Bankshares, Inc. (c)	1,926
151	Federal Agricultural Mortgage Corp., Class C (c)	4,091
15	First Financial Holdings, Inc. (c)	588
177	First Niagara Financial Group, Inc.	2,623
56	FirstFed Financial Corp. (a) (c)	3,724
12	OceanFirst Financial Corp. (c)	273
213	W Holding Co., Inc. (c)	1,271
15	WSFS Financial Corp. (c)	997
		23,871
	Trading Companies & Distributors — 0.4%
118	Applied Industrial Technologies, Inc.	3,098
83	BlueLinx Holdings, Inc. (c)	859
		3,957
	Wireless Telecommunication Services — 0.5%
555	Dobson Communications Corp., Class A (a) (c)	4,830
	Total Common Stocks (Cost $721,429)	919,124
Short-Term Investment — 3.0%
	Investment Company — 2.8%
26,296	JPMorgan Liquid Assets Money Market Fund (b) (m)	26,296

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.2%
1,560	U.S. Treasury Note, 4.92%, 11/30/07 (k) (m) (n)	1,549
	Total Short-Term Investments (Cost $27,847)	27,845

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   43

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Certificates of Deposit — 4.7%
12,897	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	12,897
10,000	Mitsubishi UFJ Trust, New York, FRN, 5.35%, 02/28/07	10,000
12,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	12,000
9,999	Sun Trust Bank, Atlanta, FRN, 5.34%, 06/28/07	9,999
		44,896
	Corporate Notes — 11.7%
2,000	Allstate Life Global Funding, FRN, 5.35%, 01/29/08	2,000
5,000	Berkshire Hathaway Finance, FRN, 5.42%, 01/11/08	5,000
6,750	Beta Finance, Inc., FRN, 5.37%, 01/15/08	6,750
8,000	CC U.S.A., Inc., FRN, 5.37%, 01/25/08	8,000
11,500	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	11,500
8,000	Citigroup Global Markets Holdings, Inc., FRN, 5.38%, 01/05/07	8,000
12,000	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	12,000
2,000	Fifth Third Bancorp, FRN, 5.35%, 01/29/08	2,000
	Goldman Sachs Group, Inc.,
4,000	FRN, 5.42%, 12/28/07	4,000
5,000	FRN, 5.47%, 12/28/07	5,000
1,520	HBOS Treasury Services plc, FRN, 5.40%, 01/29/08	1,520
2,499	K2 (USA) LLC, FRN, 5.39%, 02/15/08	2,499
10,000	Macquarie Bank Ltd., FRN, 5.36%, 04/20/07	10,000
760	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	760
4,500	Morgan Stanley, FRN, 5.49%, 01/29/08	4,500
9,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	9,999
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
11,996	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	11,996
		110,524
	Repurchase Agreements — 3.6%
34,582	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $34,602, collateralized by U.S. Government Agency Mortgages	34,582
	Time Deposits — 1.2%
6,000	Deutsche Bank, London, 5.34%, 02/20/07	6,000
5,000	Northern Rock plc, 5.33%, 02/20/07	5,000
		11,000
	Investments of Cash Collateral for Securities on Loan (Cost $201,002)	201,002
	Total Investments — 121.3% (Cost $950,278)	1,147,971
	Other Liabilities in Excess of Assets — (21.3)%	(201,645)
	NET ASSETS — 100.0%	$946,326

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED DEPRECIATION (USD)
	Long Futures Outstanding
70	Russell 2000 Index	March, 2007	$27,822	$(176)

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.2%
		Common Stocks — 95.2%
		Aerospace & Defense — 2.4%
3		HEICO Corp.	112
1		HEICO Corp., Class A	16
			128
		Biotechnology — 0.9%
1		Cubist Pharmaceuticals, Inc. (a)	17
2		DUSA Pharmaceuticals, Inc. (a)	8
1		Theravance, Inc. (a)	25
			50
		Capital Markets — 3.5%
1		Affiliated Managers Group, Inc. (a)	66
1		Investment Technology Group, Inc. (a)	51
—	(h)	KBW, Inc. (a)	7
1		optionsXpress Holdings, Inc.	23
3		Technology Investment Capital Corp.	42
			189
		Commercial Banks — 1.3%
2		EastWest Bancorp, Inc.	69
		Commercial Services & Supplies — 2.9%
1		Corrections Corp. of America (a)	65
7		Spherion Corp. (a)	51
2		Steelcase, Inc.	42
			158
		Communications Equipment — 3.7%
3		CommScope, Inc. (a)	85
3		Comtech Telecommunications Corp. (a)	119
			204
		Computers & Peripherals — 1.1%
2		Komag, Inc. (a)	58
		Containers & Packaging — 1.9%
9		Intertape Polymer Group, Inc. (Canada) (a)	48
1		Silgan Holdings, Inc.	56
			104
		Diversified Consumer Services — 1.4%
5		INVESTools, Inc. (a)	75
		Diversified Financial Services — 2.6%
6		Marlin Business Services, Inc. (a)	143
		Diversified Telecommunication Services — 1.8%
1		Cbeyond, Inc. (a)	35
3		CT Communications, Inc.	61
			96
		Electrical Equipment — 4.5%
1		Acuity Brands, Inc.	66
2		General Cable Corp. (a)	101
3		Powell Industries, Inc. (a)	80
			247
		Electronic Equipment & Instruments — 2.1%
6		Aeroflex, Inc. (a)	67
1		Anixter International, Inc. (a)	47
			114
		Energy Equipment & Services — 3.7%
2		Gulf Island Fabrication, Inc.	70
2		Hornbeck Offshore Services, Inc. (a)	59
2		Oceaneering International, Inc. (a)	73
			202
		Food Products — 2.1%
3		Lance, Inc.	65
2		Reddy Ice Holdings, Inc.	51
			116
		Gas Utilities — 2.1%
2		Energen Corp.	112
		Health Care Equipment & Supplies — 1.2%
1		DJO, Inc. (a)	40
—	(h)	Hologic, Inc. (a)	23
			63
		Health Care Providers & Services — 1.2%
1		American Dental Partners, Inc. (a)	25
1		Kindred Healthcare, Inc. (a)	29
1		Symbion, Inc. (a)	14
			68
		Household Durables — 6.5%
18		Champion Enterprises, Inc. (a)	168
8		Interface, Inc., Class A (a)	112
3		Tupperware Brands Corp.	72
			352
		Insurance — 4.4%
1		Hanover Insurance Group, Inc. (The)	54
2		ProAssurance Corp. (a)	99
3		Security Capital Assurance Ltd. (Bermuda)	88
			241
		IT Services — 0.9%
2		Wright Express Corp. (a)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   45

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Machinery — 2.7%
2		Gardner Denver, Inc. (a)	65
3		Greenbrier Cos., Inc.	83
			148
		Marine — 2.5%
2		American Commercial Lines, Inc. (a)	137
		Media — 0.2%
—	(h)	Media General, Inc., Class A	12
		Metals & Mining — 4.3%
3		Century Aluminum Co. (a)	149
3		Commercial Metals Co.	88
			237
		Multi-Utilities — 2.0%
7		CMS Energy Corp. (a)	110
		Oil, Gas & Consumable Fuels — 2.8%
21		Brigham Exploration Co. (a)	151
		Paper & Forest Products — 1.4%
30		Abitibi-Consolidated, Inc. (Canada)	76
		Pharmaceuticals — 1.2%
4		Cypress Bioscience, Inc. (a)	32
2		Nastech Pharmaceutical Co., Inc. (a)	33
			65
		Real Estate Investment Trusts (REITs) — 9.1%
2		Agree Realty Corp.	65
2		Brandywine Realty Trust	75
2		KKR Financial Corp.	53
1		Mid-America Apartment Communities, Inc.	52
5		Resource Capital Corp.	83
2		Sovran Self Storage, Inc.	87
2		Universal Health Realty Income Trust	78
			493
		Semiconductors & Semiconductor Equipment — 2.4%
1		Cymer, Inc. (a)	42
2		Integrated Device Technology, Inc. (a)	34
8		PMC-Sierra, Inc. (a)	52
			128
		Software — 1.2%
6		Borland Software Corp. (a)	33
2		Epicor Software Corp. (a)	33
			66
		Specialty Retail — 4.1%
3		Christopher & Banks Corp.	53
2		GameStop Corp., Class A (a)	84
3		Lithia Motors, Inc., Class A	84
			221
		Thrifts & Mortgage Finance — 4.6%
1		Accredited Home Lenders Holding Co. (a)	37
3		Berkshire Hills Bancorp, Inc.	91
1		Clayton Holdings, Inc. (a)	27
1		WSFS Financial Corp.	93
			248
		Tobacco — 2.8%
9		Vector Group Ltd.	155
		Trading Companies & Distributors — 1.7%
2		GATX Corp.	94
		Total Common Stocks (Cost $4,651)	5,179
Short-Term Investment — 2.2%
		Investment Company — 2.2%
117		JPMorgan Prime Money Market Fund (b) (m) (Cost $117)	117
		Total Investments — 97.4% (Cost $4,768)	5,296
		Other Assets in Excess of Liabilities — 2.6%	143
		NET ASSETS — 100.0%	$5,439

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.2%
3	AAR Corp. (a) (c) (m)	87
8	BE Aerospace, Inc. (a)	203
4	Ceradyne, Inc. (a) (c)	209
4	Curtiss-Wright Corp. (c)	141
12	Esterline Technologies Corp. (a) (c)	491
5	HEICO Corp. (c)	182
6	K&F Industries Holdings, Inc. (a)	134
30	Moog, Inc., Class A (a)	1,127
3	Orbital Sciences Corp. (a)	61
2	Triumph Group, Inc. (c)	112
2	United Industrial Corp. (c)	117
		2,864
	Air Freight & Logistics — 0.2%
8	Hub Group, Inc., Class A (a)	226
	Airlines — 1.6%
4	Alaska Air Group, Inc. (a)	174
27	Continental Airlines, Inc., Class B (a)	1,122
26	ExpressJet Holdings, Inc. (a)	213
21	Mesa Air Group, Inc. (a)	177
8	Republic Airways Holdings, Inc. (a)	133
13	SkyWest, Inc.	339
		2,158
	Auto Components — 0.7%
10	Aftermarket Technology Corp. (a)	211
8	ArvinMeritor, Inc. (c)	139
1	Sauer-Danfoss, Inc.	36
3	Shiloh Industries, Inc.	64
18	Tenneco, Inc. (a)	447
		897
	Beverages — 0.1%
7	National Beverage Corp. (a) (c)	100
	Biotechnology — 2.1%
5	Alexion Pharmaceuticals, Inc. (a) (c)	206
9	Alkermes, Inc. (a) (c)	123
3	Amylin Pharmaceuticals, Inc. (a) (c)	112
10	Arena Pharmaceuticals, Inc. (a) (c)	128
9	BioMarin Pharmaceuticals, Inc. (a) (c)	144
6	Cell Genesys, Inc. (a) (c)	21
11	Cubist Pharmaceuticals, Inc. (a) (c)	198
7	GTx, Inc. (a) (c)	116
11	Human Genome Sciences, Inc. (a) (c)	141
3	ICOS Corp. (a) (c)	115
11	Incyte Corp. (a)	64
9	Keryx Biopharmaceuticals, Inc. (a) (c)	116
6	MannKind Corp. (a) (c)	97
4	Martek Biosciences Corp. (a)	103
12	Medarex, Inc. (a) (c)	177
10	Myriad Genetics, Inc. (a) (c)	322
5	Progenics Pharmaceuticals, Inc. (a)	121
5	Telik, Inc. (a) (c)	23
4	Theravance, Inc. (a)	127
5	United Therapeutics Corp. (a) (c)	294
		2,748
	Building Products — 1.2%
3	Ameron International Corp.	198
3	Griffon Corp. (a) (c)	74
30	Insteel Industries, Inc. (c)	534
7	NCI Building Systems, Inc. (a) (c)	378
8	Universal Forest Products, Inc.	363
		1,547
	Capital Markets — 0.8%
3	Calamos Asset Management, Inc., Class A	67
17	Knight Capital Group, Inc., Class A (a)	330
5	LaBranche & Co., Inc. (a) (c)	45
3	optionsXpress Holdings, Inc.	66
1	Piper Jaffray Cos. (a)	91
19	Technology Investment Capital Corp.	314
1	TradeStation Group, Inc. (a) (c)	19
5	Waddell & Reed Financial, Inc.	142
		1,074
	Chemicals — 1.5%
2	Balchem Corp. (c)	49
4	Georgia Gulf Corp.	75
13	H.B. Fuller Co.	331
18	Hercules, Inc. (a)	338
2	Kronos Worldwide, Inc.	68
4	NewMarket Corp.	224
3	Pioneer Cos., Inc. (a)	98
21	PolyOne Corp. (a)	155
3	Schulman (A.), Inc. (c)	69
10	Spartech Corp.	254
16	W.R. Grace & Co. (a) (c)	311
		1,972

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   47

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — 6.6%
5		Amcore Financial, Inc.	147
3		Ameris Bancorp (c)	89
2		Associated Banc-Corp.	55
2		BancFirst Corp. (c)	103
5		Bank of Granite Corp. (c)	91
2		Capital Corp. of the West (c)	71
3		Capitol Bancorp Ltd. (c)	157
2		Cardinal Financial Corp.	23
4		Center Financial Corp. (c)	86
6		Central Pacific Financial Corp. (c)	221
2		Chemical Financial Corp. (c)	81
3		City Holding Co.	131
3		Columbia Banking System, Inc. (c)	102
9		Community Bank System, Inc. (c)	209
3		Community Trust Bancorp, Inc.	113
1		Enterprise Financial Services Corp. (c)	20
17		First Bancorp (c)	161
5		First Regional Bancorp (a) (c)	164
3		First Republic Bank (c)	135
11		First State Bancorp.	278
2		FNB Corp. (c)	87
5		Glacier Bancorp, Inc. (c)	113
2		Great Southern Bancorp, Inc. (c)	59
6		Greater Bay Bancorp	161
26		Hanmi Financial Corp.	575
2		Heritage Commerce Corp.	59
2		Horizon Financial Corp. (c)	39
11		IBERIABANK Corp. (c)	673
9		Independent Bank Corp.	223
6		International Bancshares Corp. (c)	179
4		Intervest Bancshares Corp. (a) (c)	124
3		Lakeland Financial Corp.	84
2		Macatawa Bank Corp. (c)	46
3		MB Financial, Inc.	98
3		Mercantile Bank Corp.	118
22		Nara Bancorp, Inc.	460
6		Oriental Financial Group (c)	73
5		Pacific Capital Bancorp	168
3		Peoples Bancorp, Inc.	98
1		PremierWest Bancorp (c)	18
11		PrivateBancorp, Inc. (c)	466
21		R&G Financial Corp., Class B (c)	163
12		Republic Bancorp, Inc.	159
1		Republic Bancorp, Inc., Class A	17
1		Santander BanCorp (c)	23
1		Sierra Bancorp	18
2		Simmons First National Corp., Class A	69
7		Southwest Bancorp, Inc.	192
26		Sterling Bancshares, Inc.	332
9		Sterling Financial Corp. (c)	300
3		Taylor Capital Group, Inc. (c)	125
2		TriCo Bancshares	60
5		Umpqua Holdings Corp.	136
1		Virginia Commerce Bancorp (a) (c)	24
9		West Coast Bancorp	303
9		Westamerica Bancorporaion (c)	461
4		Wilshire Bancorp, Inc. (c)	78
			8,818
		Commercial Services & Supplies — 3.7%
4		American Ecology Corp. (c)	65
2		Banta Corp.	84
1		Clean Harbors, Inc. (a)	44
3		Coinstar, Inc. (a)	92
7		Consolidated Graphics, Inc. (a)	431
1		CRA International, Inc. (a) (c)	68
7		Deluxe Corp. (c)	187
11		First Consulting Group, Inc. (a)	154
7		GEO Group, Inc. (The) (a)	250
6		Heidrick & Struggles International, Inc. (a)	241
12		Herman Miller, Inc.	425
5		Hudson Highland Group, Inc. (a)	88
44		IKON Office Solutions, Inc.	715
7		John H. Harland Co.	331
25		Kforce, Inc. (a)	302
10		Korn/Ferry International (a)	232
11		Labor Ready, Inc. (a)	198
9		Navigant Consulting, Inc. (a) (c)	170
7		Spherion Corp. (a)	51
16		TeleTech Holdings, Inc. (a) (c)	389
3		Tetra Tech, Inc. (a)	54
4		United Stationers, Inc. (a)	168
3		Volt Information Sciences, Inc. (a) (c)	146
—	(h)	Waste Connections, Inc. (a)	4
			4,889
		Communications Equipment — 2.7%
22		3Com Corp. (a)	89
16		Arris Group, Inc. (a)	198
7		Avocent Corp. (a)	240
3		Bel Fuse, Inc., Class B (c)	101

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — Continued
4	Black Box Corp.	185
5	C-COR, Inc. (a)	50
9	CommScope, Inc. (a)	274
2	Digi International, Inc. (a)	30
3	Ditech Networks, Inc. (a)	22
11	Extreme Networks, Inc. (a)	44
21	Finisar Corp. (a) (c)	69
10	Foundry Networks, Inc. (a)	142
7	Harmonic, Inc. (a)	47
25	Inter-Tel, Inc. (c)	554
8	InterDigital Communications Corp. (a) (c)	252
3	MasTec, Inc. (a)	34
12	MRV Communications, Inc. (a) (c)	43
5	NETGEAR, Inc. (a) (c)	126
9	Packeteer, Inc. (a)	122
12	Plantronics, Inc. (c)	252
2	Polycom, Inc. (a)	74
12	Powerwave Technologies, Inc. (a) (c)	76
2	Radyne Corp. (a) (c)	25
4	Redback Networks, Inc. (a)	92
3	SafeNet, Inc. (a) (c)	60
4	Sonus Networks, Inc. (a)	29
14	Symmetricom, Inc. (a) (c)	128
8	Tekelec (a) (c)	111
10	UTStarcom, Inc. (a) (c)	89
		3,558
	Computers & Peripherals — 1.2%
12	Adaptec, Inc. (a) (c)	56
37	Brocade Communications Systems, Inc. (a)	307
2	Electronics for Imaging, Inc. (a)	59
12	Gateway, Inc. (a) (c)	25
12	Hypercom Corp. (a)	74
8	Imation Corp.	362
9	Komag, Inc. (a) (c)	336
29	McData Corp., Class A (a)	163
9	Palm, Inc. (a) (c)	125
17	Quantum Corp. (a) (c)	40
3	Synaptics, Inc. (a) (c)	98
		1,645
	Construction & Engineering — 0.1%
3	Washington Group International, Inc. (a)	179
	Construction Materials — 0.1%
3	Headwaters, Inc. (a) (c)	81
11	U.S. Concrete, Inc. (a)	75
		156
	Consumer Finance — 2.1%
10	Advance America, Cash Advance Centers, Inc. (c)	152
4	Advanta Corp., Class B (c)	157
3	Asta Funding, Inc. (c)	94
29	Cash America International, Inc.	1,360
6	CompuCredit Corp. (a) (c)	223
7	Dollar Financial Corp. (a)	182
10	EZCORP, Inc., Class A (a) (c)	155
3	First Cash Financial Services, Inc. (a)	88
2	United PanAm Financial Corp. (a)	30
8	World Acceptance Corp. (a) (c)	390
		2,831
	Containers & Packaging — 0.8%
3	AEP Industries, Inc. (a) (m)	138
2	Greif, Inc., Class A	249
20	Myers Industries, Inc.	315
3	Rock-Tenn Co., Class A	81
7	Silgan Holdings, Inc.	328
		1,111
	Distributors — 0.1%
6	Building Materials Holding Corp. (c)	156
	Diversified Consumer Services — 0.2%
6	Vertrue, Inc. (a) (c)	234
	Diversified Financial Services — 0.1%
3	Marlin Business Services Corp. (a) (c)	72
9	Medallion Financial Corp. (c)	115
		187
	Diversified Telecommunication Services — 1.7%
6	Broadwing Corp. (a)	96
143	Cincinnati Bell, Inc. (a)	653
9	CT Communications, Inc. (c)	216
4	Golden Telecom, Inc. (Russia)	183
68	Premiere Global Services, Inc. (a)	637
9	Time Warner Telecom, Inc., Class A (a) (c)	177
23	Windstream Corp.	327
		2,289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 1.0%
17	El Paso Electric Co. (a)	419
3	IDACORP, Inc. (c)	108
2	UIL Holdings Corp.	80
11	UniSource Energy Corp.	413
13	Westar Energy, Inc. (c)	340
		1,360
	Electrical Equipment — 1.5%
3	A.O. Smith Corp. (c)	128
6	Acuity Brands, Inc.	328
5	Encore Wire Corp. (c)	101
7	Evergreen Solar, Inc. (a) (c)	52
9	General Cable Corp. (a)	411
3	Power-One, Inc. (a) (c)	21
17	Regal-Beloit Corp.	893
		1,934
	Electronic Equipment & Instruments — 2.6%
9	Aeroflex, Inc. (a)	106
13	Agilysys, Inc.	216
13	Anixter International, Inc. (a) (c)	701
12	Benchmark Electronics, Inc. (a) (c)	298
7	Brightpoint, Inc. (a)	100
2	CalAmp Corp. (a) (c)	14
4	Checkpoint Systems, Inc. (a)	77
9	CTS Corp. (c)	140
3	Echelon Corp. (a) (c)	27
25	Global Imaging Systems, Inc. (a)	538
7	Insight Enterprises, Inc. (a)	125
6	Itron, Inc. (a) (c)	285
4	KEMET Corp. (a)	26
2	MTS Systems Corp.	85
7	Plexus Corp. (a)	160
4	Radisys Corp. (a)	58
2	Rofin-Sinar Technologies, Inc. (a)	115
1	SunPower Corp. (a) (c)	52
7	Technitrol, Inc.	165
13	TTM Technologies, Inc. (a)	147
		3,435
	Energy Equipment & Services — 2.6%
3	Basic Energy Services, Inc. (a) (c)	84
30	Grey Wolf, Inc. (a) (c)	206
4	GulfMark Offshore, Inc. (a)	131
9	Hanover Compressor Co. (a) (c)	178
4	Hercules Offshore, Inc. (a) (c)	101
3	Hydril Co. (a)	233
7	Input/Output, Inc. (a) (c)	90
7	Lone Star Technologies, Inc. (a)	324
3	Lufkin Industries, Inc.	157
3	Newpark Resources (a) (c)	25
7	Oil States International, Inc. (a)	209
20	Parker Drilling Co. (a)	160
8	RPC, Inc. (c)	142
4	T-3 Energy Services, Inc. (a)	84
17	Trico Marine Services, Inc. (a) (c)	636
6	Union Drilling, Inc. (a) (c)	79
7	Veritas DGC, Inc. (a)	574
		3,413
	Food & Staples Retailing — 0.6%
3	Nash Finch Co. (c)	68
11	Pantry, Inc. (The) (a)	520
10	Spartan Stores, Inc.	218
		806
	Food Products — 0.5%
15	Chiquita Brands International, Inc. (c)	241
3	Flowers Foods, Inc.	82
6	J & J Snack Foods Corp. (c)	265
3	Pilgrim’s Pride Corp. (c)	88
		676
	Gas Utilities — 1.2%
6	New Jersey Resources Corp. (c)	296
6	Nicor, Inc. (c)	295
4	Northwest Natural Gas Co. (c)	187
5	South Jersey Industries, Inc. (c)	174
10	Southwest Gas Corp. (c)	380
7	WGL Holdings, Inc.	228
		1,560
	Health Care Equipment & Supplies — 2.7%
3	Arrow International, Inc. (c)	110
6	ArthroCare Corp. (a) (c)	223
2	Aspect Medical Systems, Inc. (a) (c)	32
2	Biosite, Inc. (a)	107
3	CONMED Corp. (a)	58
4	Haemonetics Corp. (a)	180
7	Hologic, Inc. (a)	307
11	Immucor, Inc. (a)	325
4	Integra LifeSciences Holdings Corp. (a) (c)	179
3	Inverness Medical Innovations, Inc. (a) (c)	101

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Health Care Equipment & Supplies — Continued
3		Kyphon, Inc. (a)	122
10		LifeCell Corp. (a) (c)	249
3		Mentor Corp. (c)	142
7		NeuroMetrix, Inc. (a) (c)	98
3		Palomar Medical Technologies, Inc. (a) (c)	127
5		PolyMedica Corp. (c)	182
6		Stereotaxis, Inc. (a) (c)	57
17		STERIS Corp.	428
2		SurModics, Inc. (a) (c)	72
12		Thoratec Corp. (a) (c)	216
11		VIASYS Healthcare, Inc. (a)	309
			3,624
		Health Care Providers & Services — 3.2%
3		Air Methods Corp. (a) (c)	78
17		Alliance Imaging, Inc. (a) (c)	111
8		AMERIGROUP Corp. (a)	294
7		AMN Healthcare Services, Inc. (a) (c)	182
8		Apria Healthcare Group, Inc. (a) (c)	213
11		Centene Corp. (a) (c)	267
20		Five Star Quality Care, Inc. (a) (c)	226
3		Genesis HealthCare Corp. (a) (c)	161
26		Gentiva Health Services, Inc. (a)	499
10		inVentiv Health, Inc. (a)	357
6		Kindred Healthcare, Inc. (a)	152
4		LCA-Vision, Inc. (c)	127
6		Magellan Health Services, Inc. (a)	255
2		Molina Healthcare, Inc. (a)	49
20		PSS World Medical, Inc. (a) (c)	381
12		Psychiatric Solutions, Inc. (a) (c)	435
7		Res-Care, Inc. (a)	125
5		Symbion, Inc. (a) (c)	100
7		United Surgical Partners International, Inc. (a) (c)	186
			4,198
		Health Care Technology — 1.1%
1		Allscripts Healthcare Solutions, Inc. (a) (c)	19
4		Computer Programs & Systems, Inc. (c)	152
8		Eclipsys Corp. (a)	156
9		Omnicell, Inc. (a)	170
21		Per-Se Technologies, Inc. (a) (c)	586
21		Trizetto Group (a) (c)	378
			1,461
		Hotels, Restaurants & Leisure — 1.5%
3		Bob Evans Farms, Inc.	113
8		CBRL Group, Inc. (c)	340
24		Domino’s Pizza, Inc.	672
3		Dover Downs Gaming & Entertainment, Inc.	35
5		Jack in the Box, Inc. (a)	275
3		Monarch Casino & Resort, Inc. (a)	81
7		Multimedia Games, Inc. (a) (c)	71
15		Ruby Tuesday, Inc. (c)	400
1		Six Flags, Inc. (a) (c)	7
			1,994
		Household Durables — 1.4%
15		Champion Enterprises, Inc. (a) (c)	142
—	(h)	CSS Industries, Inc.	7
7		Directed Electronics, Inc. (a)	74
2		Ethan Allen Interiors, Inc. (c)	87
2		Furniture Brands International, Inc. (c)	31
7		Kimball International, Inc., Class B	158
2		Meritage Homes Corp. (a) (c)	100
5		Stanley Furniture Co., Inc. (c)	103
5		Tempur-Pedic International, Inc. (a)	110
45		Tupperware Brands Corp.	1,013
			1,825
		Household Products — 0.0% (g)
6		Spectrum Brands, Inc. (a) (c)	68
		Independent Power Producers & Energy Traders — 0.1%
3		Black Hills Corp.	118
		Insurance — 2.8%
4		American Physicians Capital, Inc. (a)	150
5		Argonaut Group, Inc. (a)	191
8		Commerce Group, Inc.	223
16		Delphi Financial Group, Inc.	664
6		Direct General Corp.	115
4		LandAmerica Financial Group, Inc. (c)	271
10		Meadowbrook Insurance Group, Inc. (a)	94
3		National Financial Partners Corp.	136
1		Navigators Group, Inc. (a)	24
4		Odyssey Re Holdings Corp. (c)	142
33		PMA Capital Corp., Class A (a) (c)	300
9		Safety Insurance Group, Inc.	467
4		Selective Insurance Group (c)	223
16		Zenith National Insurance Corp.	734
			3,734

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Internet & Catalog Retail — 0.3%
3		Netflix, Inc. (a) (c)	88
8		Priceline.com, Inc. (a) (c)	331
			419
		Internet Software & Services — 2.1%
—	(h)	aQuantive, Inc. (a)	10
12		Ariba, Inc. (a) (c)	91
4		Art Technology Group, Inc. (a)	10
51		CMGI, Inc. (a)	68
24		CNET Networks, Inc. (a) (c)	215
3		Digital Insight Corp. (a)	131
4		Digital River, Inc. (a) (c)	206
29		Digitas, Inc. (a)	392
3		EarthLink, Inc. (a) (c)	20
8		Interwoven, Inc. (a)	117
6		iPass, Inc. (a) (c)	35
8		j2 Global Communications, Inc. (a) (c)	226
12		Openwave Systems, Inc. (a) (c)	114
6		RealNetworks, Inc. (a) (c)	67
33		United Online, Inc.	440
10		ValueClick, Inc. (a)	229
7		WebEx Communications, Inc. (a)	227
3		webMethods, Inc. (a)	19
5		Websense, Inc. (a) (c)	123
			2,740
		IT Services — 2.0%
52		BearingPoint, Inc. (a) (c)	405
10		BISYS Group, Inc. (The) (a)	132
6		CACI International, Inc., Class A (a)	333
18		CIBER, Inc. (a)	120
4		Covansys Corp. (a)	80
6		CSG Systems International, Inc. (a)	150
6		Gartner, Inc. (a)	121
2		Gevity HR, Inc. (c)	38
6		infoUSA, Inc.	70
10		Keane, Inc. (a) (c)	114
13		Lightbridge, Inc. (a)	169
4		Lionbridge Technologies, Inc. (a) (c)	25
8		ManTech International Corp., Class A (a)	276
13		Perot Systems Corp., Class A (a) (c)	210
2		StarTek, Inc.	26
12		SYKES Enterprises, Inc. (a)	205
4		TALX Corp. (c)	109
4		Tyler Technologies, Inc. (a)	55
			2,638
		Leisure Equipment & Products — 0.8%
8		JAKKS Pacific, Inc. (a) (c)	170
9		K2, Inc. (a)	117
4		MarineMax, Inc. (a) (c)	112
9		Marvel Entertainment, Inc. (a)	229
9		RC2 Corp. (a)	387
4		Steinway Musical Instruments, Inc. (a)	112
			1,127
		Life Sciences Tools & Services — 0.7%
1		Bio-Rad Laboratories, Inc., Class A (a)	107
3		Diversa Corp. (a) (c)	34
2		Exelixis, Inc. (a) (c)	21
6		Illumina, Inc. (a)	236
2		Kendle International, Inc. (a)	57
6		Medivation, Inc. (a)	93
2		Molecular Devices Corp. (a)	46
19		Nektar Therapeutics (a) (c)	295
			889
		Machinery — 2.9%
8		Accuride Corp. (a)	86
7		Astec Industries, Inc. (a)	255
18		Barnes Group, Inc. (c)	383
8		Briggs & Stratton Corp (c).	210
4		Cascade Corp.	222
4		CIRCOR International, Inc. (c)	133
2		EnPro Industries, Inc. (a)	73
2		FreightCar America, Inc. (c)	133
4		Greenbrier Cos., Inc. (c)	129
2		Middleby Corp. (a) (c)	157
3		Miller Industries, Inc. (a) (c)	67
6		Mueller Industries, Inc.	178
3		NACCO Industries, Inc., Class A	410
7		Navistar International Corp. (a)	247
3		Valmont Industries, Inc.	183
6		Wabash National Corp. (c)	92
22		Westinghouse Air Brake Technologies Corp.	665
5		Watts Water Technologies, Inc., Class A (c)	193
			3,816
		Media — 1.9%
3		ADVO, Inc.	85
6		Belo Corp., Class A	101
4		Catalina Marketing Corp.	96
121		Charter Communications, Inc., Class A (a) (c)	372
24		Entravision Communications Corp., Class A (a)	194

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
5	Gray Television, Inc. (c)	34
12	Harris Interactive, Inc. (a)	61
9	Lee Enterprises, Inc.	283
21	LodgeNet Entertainment Corp. (a)	536
4	Media General, Inc., Class A	152
8	Playboy Enterprises, Inc., Class B (a) (c)	96
8	ProQuest Co. (a) (c)	78
6	Scholastic Corp. (a)	226
15	Sinclair Broadcast Group, Inc., Class A	155
4	Valassis Communications, Inc. (a)	61
		2,530
	Metals & Mining — 2.0%
3	AK Steel Holding Corp. (a)	51
4	Century Aluminum Co. (a) (c)	165
6	Chaparral Steel Co.	252
5	Cleveland-Cliffs, Inc. (c)	252
4	Gibraltar Industries, Inc.	89
10	Metal Management, Inc.	390
4	NN, Inc.	47
12	Olympic Steel, Inc.	269
2	Oregon Steel Mills, Inc. (a)	131
16	Quanex Corp.	536
19	Ryerson, Inc. (c)	482
1	Schnitzer Steel Industries, Inc. (c)	28
		2,692
	Multi-Utilities — 0.7%
7	Avista Corp. (c)	182
6	NorthWestern Corp.	216
16	PNM Resources, Inc.	501
		899
	Multiline Retail — 0.1%
5	Bon-Ton Stores, Inc. (The) (c)	180
	Oil, Gas & Consumable Fuels — 2.1%
3	Alon USA Energy, Inc.	89
2	ATP Oil & Gas Corp. (a) (c)	87
3	Callon Petroleum Co. (a) (c)	46
6	Energy Partners Ltd. (a)	137
3	Giant Industries, Inc. (a)	217
9	Harvest Natural Resources, Inc. (a)	95
1	Helix Energy Solutions Group, Inc. (a)	38
20	Houston Exploration Co. (a)	1,036
3	Penn Virginia Corp.	175
9	PetroHawk Energy Corp. (a)	101
5	Stone Energy Corp. (a)	176
4	Swift Energy Co. (a) (c)	197
12	USEC, Inc. (a)	158
15	VAALCO Energy, Inc. (a) (c)	98
2	World Fuel Services Corp.	102
		2,752
	Personal Products — 0.8%
6	Elizabeth Arden, Inc. (a)	114
2	Mannatech, Inc. (c)	28
23	NBTY, Inc. (a)	948
		1,090
	Pharmaceuticals — 1.4%
7	Adams Respiratory Therapeutics, Inc. (a)	273
19	Adolor Corp. (a)	141
5	Alpharma, Inc., Class A	123
7	AtheroGenics, Inc. (a) (c)	73
22	AVANIR Pharmaceuticals, Class A (a) (c)	51
3	Bentley Pharmaceuticals, Inc. (a) (c)	28
8	Cardiome Pharma Corp. (Canada) (a) (c)	87
36	Cypress Bioscience, Inc. (a) (c)	281
9	DURECT Corp. (a) (c)	42
8	Medicis Pharmaceutical Corp., Class A (c)	284
2	Par Pharmaceutical Cos., Inc. (a)	36
2	Salix Pharmaceuticals Ltd. (a) (c)	27
6	Sciele Pharma, Inc. (a) (c)	132
9	Valeant Pharmaceuticals International	150
7	ViroPharma, Inc. (a)	104
		1,832
	Real Estate Investment Trusts (REITs) — 7.0%
15	American Home Mortgage Investment Corp. (c)	532
15	Anthracite Capital, Inc. (c)	195
12	Ashford Hospitality Trust, Inc.	152
3	BioMed Realty Trust, Inc.	74
14	Crescent Real Estate Equities Co.	273
7	Entertainment Properties Trust	380
13	Equity Inns, Inc.	201
56	FelCor Lodging Trust, Inc.	1,216
12	First Potomac Realty Trust (m)	338
11	Friedman Billings Ramsey Group, Inc., Class A (c)	91
7	Glimcher Realty Trust (c)	187
6	Impac Mortgage Holdings, Inc. (c)	48
31	Innkeepers USA Trust	473
9	KKR Financial Corp.	249

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
3	LaSalle Hotel Properties	147
16	Lexington Realty Trust (c)	369
18	LTC Properties, Inc.	494
13	MFA Mortgage Investments, Inc.	102
2	Mid-America Apartment Communities, Inc.	126
2	Mills Corp. (The) (c)	30
29	Nationwide Health Properties, Inc. (c)	861
14	Pennsylvania Real Estate Investment Trust (c)	547
15	Post Properties, Inc.	672
2	PS Business Parks, Inc., Class A	163
6	RAIT Financial Trust (c)	203
9	Saul Centers, Inc.	486
23	Sunstone Hotel Investors, Inc.	612
		9,221
	Road & Rail — 1.4%
3	AMERCO (a)	235
3	Arkansas Best Corp. (c)	115
4	Dollar Thrifty Automotive Group, Inc. (a)	196
18	Genesee & Wyoming, Inc., Class A (a)	468
1	Marten Transport Ltd. (a) (c)	27
4	Old Dominion Freight Line (a) (c)	94
1	P.A.M Transportation Services, Inc. (a)	11
1	Quality Distribution, Inc. (a) (c)	12
12	RailAmerica, Inc. (a)	196
15	Saia, Inc. (a)	353
8	U.S. Xpress Enterprises, Inc., Class A (a)	137
		1,844
	Semiconductors & Semiconductor Equipment — 3.9%
1	Actel Corp. (a) (c)	20
10	Advanced Energy Industries, Inc. (a)	187
15	AMIS Holdings, Inc. (a)	156
23	Amkor Technology, Inc. (a) (c)	217
16	Applied Micro Circuits Corp. (a)	57
15	Asyst Technologies, Inc. (a)	107
10	Axcelis Technologies, Inc. (a)	57
7	Brooks Automation, Inc. (a)	101
6	Cabot Microelectronics Corp. (a) (c)	190
16	Cirrus Logic, Inc. (a)	109
6	Cohu, Inc. (c)	119
53	Conexant Systems, Inc. (a) (c)	109
8	Credence Systems Corp. (a)	42
6	Cymer, Inc. (a) (c)	277
5	Diodes, Inc. (a)	165
3	DSP Group, Inc. (a)	67
11	Entegris, Inc. (a) (c)	119
5	Intevac, Inc. (a)	119
9	IXYS Corp. (a)	82
3	Kopin Corp. (a) (c)	11
11	Kulicke & Soffa Industries, Inc. (a) (c)	91
7	Lattice Semiconductor Corp. (a)	47
15	LTX Corp. (a)	87
13	Mattson Technology, Inc. (a)	117
13	Micrel, Inc. (a)	141
2	Micron Technology, Inc. (a)	28
9	Microsemi Corp. (a) (c)	184
11	MIPS Technologies, Inc. (a) (c)	95
7	MKS Instruments, Inc. (a)	147
10	OmniVision Technologies, Inc. (a) (c)	138
47	ON Semiconductor Corp. (a) (c)	355
10	Photronics, Inc. (a)	168
27	RF Micro Devices, Inc. (a)	183
4	Rudolph Technologies, Inc. (a) (c)	61
2	Semitool, Inc. (a) (c)	24
7	Semtech Corp. (a)	88
14	Silicon Image, Inc. (a)	172
9	Silicon Storage Technology, Inc. (a)	42
19	Skyworks Solutions, Inc. (a)	131
3	Standard Microsystems Corp. (a) (c)	78
2	Supertex, Inc. (a) (c)	86
2	Tessera Technologies, Inc. (a) (c)	73
5	Varian Semiconductor Equipment Associates, Inc. (a)	207
8	Zoran Corp. (a)	109
		5,163
	Software — 3.0%
21	Actuate Corp. (a)	125
3	Ansoft Corp. (a)	69
3	ANSYS, Inc. (a) (c)	135
27	Aspen Technology, Inc. (a) (c)	300
4	Epicor Software Corp. (a)	59
3	EPIQ Systems, Inc. (a) (c)	54
2	eSpeed, Inc., Class A (a)	16
12	Hyperion Solutions Corp. (a)	438
12	Informatica Corp. (a) (c)	142
2	InterVoice, Inc. (a) (c)	13
4	JDA Software Group, Inc. (a)	61
3	Macrovision Corp. (a)	71
6	Magma Design Automation, Inc. (a) (c)	49

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Software — Continued
3		Manhattan Associates, Inc. (a)	75
5		MapInfo Corp. (a)	59
8		Mentor Graphics Corp. (a)	146
4		MicroStrategy, Inc., Class A (a)	410
16		Parametric Technology Corp. (a)	288
1		Pegasystems, Inc. (c)	13
14		Progress Software Corp. (a)	379
3		Quality Systems, Inc. (c)	112
10		Quest Software, Inc. (a)	149
17		Secure Computing Corp. (a)	111
1		SPSS, Inc. (a) (c)	39
15		Sybase, Inc. (a)	378
6		TIBCO Software, Inc. (a)	58
4		Transaction Systems Architects, Inc. (a)	134
8		Wind River Systems, Inc. (a)	84
			3,967
		Specialty Retail — 5.3%
14		Asbury Automotive Group, Inc.	339
3		Build-A-Bear Workshop, Inc. (a) (c)	87
60		Charming Shoppes, Inc. (a)	817
5		Children’s Place Retail Stores, Inc. (The) (a) (c)	318
15		Christopher & Banks Corp.	274
21		CSK Auto Corp. (a) (c)	355
14		Dress Barn, Inc. (a) (c)	336
7		Genesco, Inc. (a) (c)	242
8		Group 1 Automotive, Inc.	388
14		Guess?, Inc. (a) (c)	875
—	(h)	Lithia Motors, Inc., Class A	7
21		Men’s Wearhouse, Inc.	800
11		Payless ShoeSource, Inc. (a)	348
25		Rent-A-Center, Inc. (a)	750
10		Select Comfort Corp. (a) (c)	182
3		Shoe Carnival, Inc. (a)	88
3		Sonic Automotive, Inc., Class A (c)	90
7		Stage Stores, Inc.	210
14		Tween Brands, Inc. (a)	539
			7,045
		Textiles, Apparel & Luxury Goods — 2.5%
14		Brown Shoe Co., Inc.	659
4		Columbia Sportswear Co.	195
4		Deckers Outdoor Corp. (a)	222
18		Maidenform Brands, Inc. (a)	326
6		Movado Group, Inc.	183
2		Oxford Industries, Inc. (c)	80
10		Phillips-Van Heusen Corp.	522
10		Skechers U.S.A., Inc., Class A (a)	336
7		Steven Madden Ltd.	242
9		Timberland Co., Class A (a)	284
6		UniFirst Corp.	211
			3,260
		Thrifts & Mortgage Finance — 2.0%
7		Accredited Home Lenders Holding Co. (a) (c)	183
5		City Bank	166
26		Corus Bankshares, Inc. (c)	609
3		Downey Financial Corp. (c)	218
3		Federal Agricultural Mortgage Corp., Class C (c)	79
12		First Niagara Financial Group, Inc. (c)	179
2		First Place Financial Corp. (c)	52
3		FirstFed Financial Corp. (a) (c)	201
3		Flagstar Bancorp, Inc. (c)	50
3		ITLA Capital Corp.	145
5		TierOne Corp. (c)	158
8		United Community Financial Corp.	102
39		W Holding Co., Inc. (c)	231
4		WSFS Financial Corp.	261
			2,634
		Tobacco — 0.2%
26		Alliance One International, Inc. (a)	187
2		Vector Group Ltd. (c)	41
			228
		Trading Companies & Distributors — 1.2%
53		Applied Industrial Technologies, Inc.	1,394
10		BlueLinx Holdings, Inc. (c)	102
7		Kaman Corp.	148
			1,644
		Wireless Telecommunication Services — 0.5%
12		Centennial Communications Corp. (c)	86
52		Dobson Communications Corp., Class A (a) (c)	453
4		InPhonic, Inc. (a) (c)	39
3		Syniverse Holdings, Inc. (a)	49
			627
		Total Common Stocks (Cost $100,783)	129,082

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   55

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.3%
	Investment Company — 2.1%
2,800	JPMorgan Prime Money Market Fund (b) (m)	2,800
PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
225	U.S. Treasury Note, 4.83%, 11/30/07 (k) (m) (n)	223
	Total Short-Term Investments (Cost $3,024)	3,023
Investments of Cash Collateral for Securities on Loan — 27.0%
	Certificates of Deposit — 1.4%
1,900	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	1,900
	Corporate Notes — 9.8%
1,000	Alliance and Leister plc, FRN, 5.36%, 01/29/08	1,000
1,500	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	1,500
1,800	American Express Credit Corp., FRN, 5.35%, 06/12/07	1,800
1,500	Banque Federative Du Credit Mutuel, FRN, 5.35%, 07/13/07	1,500
1,800	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	1,800
1,400	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	1,400
1,500	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	1,500
1,500	Morgan Stanley, FRN, 5.49%, 01/29/08	1,500
1,000	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,000
		13,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — 15.8%
7,342	Bank of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $7,346, collateralized by U.S. Government Agency Mortgages	7,342
6,750	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $6,754, collateralized by U.S. Government Agency Mortgages	6,750
6,750	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $6,754, collateralized by U.S. Government Agency Mortgages	6,750
		20,842
	Total Investments of Cash Collateral for Securities on Loan (Cost $35,742)	35,742
	Total Investments — 126.7% (Cost $139,549)	167,847
	Liabilities in Excess of Other Assets — (26.7)%	(35,346)
	NET ASSETS — 100.0%	$132,501

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED DEPRECIATION (USD)
	Long Futures Outstanding
8	Russell 2000 Index	March, 2007	$3,180	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

JPMorgan Small Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

USD	—	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Fund	Micro Cap Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$226,924	$19,409		$1,273,302		$1,046,867
Investments in affiliates, at value	8,729	753		21,718		42,239
Repurchase agreements, at value	31,019	—		41,892		37,668
Total investment securities, at value	266,672	20,162		1,336,912		1,126,774
Cash	—	—		124		34
Receivables:
Investment securities sold	—	1		3,856		2,880
Fund shares sold	550	6		1,092		2,896
Interest and dividends	40	11		1,313		1,536
Due from advisor	—	15		—		—
Prepaid expenses and other assets	—	—		16		—
Total Assets	267,262	20,195		1,343,313		1,134,120

LIABILITIES:
Payables:
Collateral for securities lending program	51,820	—		274,806		185,673
Investment securities purchased	4,467	48		2,116		16,102
Fund shares redeemed	426	—		70		550
Variation margin on futures contracts	—	—		194		—
Accrued liabilities:
Investment advisory fees	10	—		600		367
Administration fees	11	—		75		29
Shareholder servicing fees	31	—		19		172
Distribution fees	79	—	(b)	—	(b)	111
Custodian and accounting fees	15	14		15		10
Trustees’ and Officers’ fees	7	—	(b)	17		23
Other	31	44		—		114
Total Liabilities	56,897	106		277,912		203,151
Net Assets	$210,365	$20,089		$1,065,401		$930,969

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Dynamic Small Cap Fund	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$183,541	$19,725	$854,579	$750,719
Accumulated undistributed (distributions in excess of) net investment income	(1,306)	(40)	(143)	852
Accumulated net realized gains (losses)	(5,629)	(107)	8,711	9,090
Net unrealized appreciation (depreciation)	33,759	511	202,254	170,308
Total Net Assets	$210,365	$20,089	$1,065,401	$930,969
Net Assets:
Class A	$83,288	$559	$—	$352,866
Class B	35,017	—	—	24,751
Class C	62,035	556	—	34,653
R Class	—	—	—	9,656
Select Class	30,025	18,974	1,065,401	509,043
Total	$210,365	$20,089	$1,065,401	$930,969

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,415	33	—	11,829
Class B	2,010	—	—	941
Class C	3,566	33	—	1,318
R Class	—	—	—	301
Select Class	1,535	1,135	22,382	15,870

Net Asset Value:
Class A — Redemption price per share	$18.86	$16.67	$—	$29.83
Class B — Offering price per share (a)	17.43	—	—	26.31
Class C — Offering price per share (a)	17.39	16.57	—	26.29
R Class — Offering and redemption price per share	—	—	—	32.08
Select Class — Offering and redemption price per share	19.56	16.72	47.60	32.08

Class A maximum sales charge	5.25%	5.25%	—%	5.25%
Class A maximum public offering price per share
(net asset value per share/100% – maximum sales charge)	$19.91	$17.59	$—	$31.48

Cost of investments	$232,913	$19,651	$1,134,691	$956,466
Market value of securities on loan	50,493	—	$266,644	$181,407

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$687,538	$1,087,093	$5,179		$144,205
Investments in affiliates, at value	6,973	26,296	117		2,800
Repurchase agreements, at value	23,722	34,582	—		20,842
Total investment securities, at value	718,233	1,147,971	5,296		167,847
Cash	30	50	2		27
Receivables:
Investment securities sold	2,015	—	158		458
Fund shares sold	1,022	1,166	—		286
Interest and dividends	274	1,715	6		165
Due from advisor	—	—	6		—
Prepaid expenses and other assets	1	2	—		—
Total Assets	721,575	1,150,904	5,468		168,783

LIABILITIES:
Payables:
Collateral for securities lending program	144,088	201,002	—		35,742
Investment securities purchased	412	—	—		269
Fund shares redeemed	719	2,357	—		83
Variation margin on futures contracts	—	215	—		24
Accrued liabilities:
Investment advisory fees	321	521	—		68
Administration fees	48	79	—		5
Shareholder servicing fees	74	130	—		13
Distribution fees	44	95	—	(b)	—
Custodian and accounting fees	15	11	4		24
Trustees’ and Officers’ fees	5	1	—	(b)	2
Other	142	167	25		52
Total Liabilities	145,868	204,578	29		36,282
Net Assets	$575,707	$946,326	$5,439		$132,501

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$468,601	$743,513	$5,051	$103,883
Accumulated undistributed (distributions in excess of) net investment income	(1,367)	169	(2)	2
Accumulated net realized gains (losses)	6,283	5,127	(138)	320
Net unrealized appreciation (depreciation)	102,190	197,517	528	28,296
Total Net Assets	$575,707	$946,326	$5,439	$132,501
Net Assets:
Class A	$91,372	$186,612	$543	$—
Class B	22,320	34,970	—	—
Class C	17,307	52,147	541	—
R Class	—	6,892	—	—
Select Class	386,264	602,641	4,355	86,258
Institutional Class	58,444	—	—	46,243
Ultra	—	63,064	—	—
Total	$575,707	$946,326	$5,439	$132,501

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,288	8,071	34	—
Class B	2,324	1,652	—	—
Class C	1,741	2,478	34	—
R Class	—	289	—	—
Select Class	33,997	25,276	269	6,621
Institutional Class	5,130	—	—	3,555
Ultra	—	2,645	—	—

Net Asset Value:
Class A — Redemption price per share	$11.02	$23.12	$16.14	$—
Class B — Offering price per share (a)	9.60	21.17	—	—
Class C — Offering price per share (a)	9.94	21.05	16.08	—
R Class — Offering and redemption price per share	—	23.83	—	—
Select Class — Offering and redemption price per share	11.36	23.84	16.17	13.03
Institutional Class — Offering and redemption price per share	11.39	—	—	13.01
Ultra Class — Offering and redemption price per share	—	23.85	—	—

Class A Maximum sales charge	5.25%	5.25%	5.25%	—
Class A Maximum public offering price per share
(net asset value per share/100% – maximum sales charge)	$11.63	$24.40	$17.03	$—

Cost of investments	$616,043	$950,278	$4,768	$139,549
Market value of securities on loan	140,615	195,432	—	34,716

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Fund	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$142	$9	$5,806	$4,879
Dividend income from affiliates (b)	102	10	540	883
Interest income	—	— (a)	37	—
Income from securities lending (net)	179	—	632	149
Foreign taxes withheld	—	—	(1)	—
Total investment income	423	19	7,014	5,911

EXPENSES:
Investment advisory fees	648	49	3,505	2,600
Administration fees	101	4	544	403
Distribution fees:
Class A	99	1	—	392
Class B	136	—	—	87
Class C	211	2	—	102
Shareholder servicing fees:
Class A	99	1	—	392
Class B	45	—	—	29
Class C	70	1	—	34
R Class	—	—	—	2
Select Class	34	8	1,348	537
Custodian and accounting fees	25	31	89	36
Professional fees	21	28	19	28
Trustees’ and Officers’ fees	2	— (a)	7	6
Printing and mailing costs	34	18	75	86
Registration and filing fees	25	7	4	61
Transfer agent fees	572	6	45	349
Interest expense	1	—	—	—
Other	5	3	11	5
Total expenses	2,128	159	5,647	5,149
Less amounts waived	(409)	(63)	(1,325)	(1,080)
Less earnings credits	— (a)	— (a)	(7)	(3)
Less expense reimbursements	—	(37)	—	—
Net expenses	1,719	59	4,315	4,066
Net investment income (loss)	(1,296)	(40)	2,699	1,845

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(4,743)	(386)	23,755	17,059
Futures	—	—	2,378	—
Net realized gain (loss)	(4,743)	(386)	26,133	17,059
Change in net unrealized appreciation/depreciation of:
Investments	21,053	397	50,455	58,913
Futures	—	—	(1,084)	—
Change in net unrealized appreciation (depreciation)	21,053	397	49,371	58,913
Net realized/unrealized gains (losses)	16,310	11	75,504	75,972
Change in net assets resulting from operations	$15,014	$(29)	$78,203	$77,817

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income	$808	$7,927	$30	$745
Dividend income from affiliates (b)	321	636	3	101
Interest income	—	39	3	8
Income from securities lending (net)	579	321	—	79
Foreign taxes withheld	— (a)	—	—	—
Total investment income	1,708	8,923	36	933

EXPENSES:
Investment advisory fees	1,850	2,968	26	421
Administration fees	287	460	3	71
Distribution fees:
Class A	110	216	1	—
Class B	84	128	—	—
Class C	62	184	2	—
Shareholder servicing fees:
Class A	110	216	1	—
Class B	28	43	—	—
Class C	21	61	1	—
R Class	—	1	—	—
Select Class	30	740	5	114
Institutional Class	477	—	—	24
Custodian and accounting fees	36	41	16	42
Professional fees	30	30	33	23
Trustees’ and Officers’ fees	5	7	— (a)	1
Printing and mailing costs	31	40	11	12
Registration and filing fees	32	18	9	14
Transfer agent fees	110	212	6	23
Interest expense	—	—	— (a)	— (a)
Other	12	18	1	3
Total expenses	3,315	5,383	115	748
Less amounts waived	(253)	(368)	(35)	(83)
Less earnings credits	(1)	(2)	— (a)	(1)
Less expense reimbursements	—	—	(43)	—
Less reimbursements for legal matters	(2)	(3)	—	—
Net expenses	3,059	5,010	37	664
Net investment income (loss)	(1,351)	3,913	(1)	269

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	25,510	34,622	(139)	6,033
Futures	—	2,936	—	216
Net realized gain (loss)	25,510	37,558	(139)	6,249
Change in net unrealized appreciation/depreciation of:
Investments	18,554	43,635	548	3,561
Futures	—	(1,323)	—	(156)
Change in net unrealized appreciation (depreciation)	18,554	42,312	548	3,405
Net realized/unrealized gains (losses)	44,064	79,870	409	9,654
Change in net assets resulting from operations	$42,713	$83,783	$408	$9,923

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Fund (a)			Micro Cap Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005 (b)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,296)	$(1,178)	$(2,473)	$(40)	$(34)	$(11)
Net realized gain (loss)	(4,743)	22,192	16,807	(386)	312	43
Change in net unrealized appreciation (depreciation)	21,053	(10,059)	(6,041)	397	(12)	126
Change in net assets resulting from operations	15,014	10,955	8,293	(29)	266	158

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,092)	—	(5,187)	(3)	—	—
Class B
From net realized gains	(3,714)	—	(3,103)	—	—	—
Class C
From net realized gains	(6,387)	—	(3,097)	(3)	—	—
Select Class
From net realized gains	(2,771)	—	(1,484)	(26)	—	—
Total distributions to shareholders	(20,964)	—	(12,871)	(32)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,488	12,528	(4,922)	14,726	—	5,000

NET ASSETS:
Change in net assets	4,538	23,483	(9,500)	14,665	266	5,158
Beginning of period	205,827	182,344	191,844	5,424	5,158	—
End of period	$210,365	$205,827	$182,344	$20,089	$5,424	$5,158
Accumulated undistributed (distributions in excess of) net investment income	$(1,306)	$(10)	$(6)	$(40)	$— (c)	$—	(c)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was October 31, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,699	$2,060	$3,253	$1,845	$475	$(183)
Net realized gain (loss)	26,133	48,954	11,825	17,059	25,118	41,601
Change in net unrealized appreciation (depreciation)	49,371	6,136	12,682	58,913	12,976	7,373
Change in net assets resulting from operations	78,203	57,150	27,760	77,817	38,569	48,791

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(22)	—	—
From net realized gains	—	—	—	(14,265)	—	(23,198)
Class B
From net realized gains	—	—	—	(1,149)	—	(2,173)
Class C
From net realized gains	—	—	—	(1,495)	—	(1,082)
R Class (b)
From net investment income	—	—	—	(35)	—	—
From net realized gains	—	—	—	(319)	—	—
Select Class
From net investment income	(4,886)	—	(3,562)	(1,388)	—	—
From net realized gains	(64,371)	—	(18,037)	(19,027)	—	(26,717)
Total distributions to shareholders	(69,257)	—	(21,599)	(37,700)	—	(53,170)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(48,631)	232,031	(93,994)	199,304	172,437	128,051

NET ASSETS:
Change in net assets	(39,685)	289,181	(87,833)	239,421	211,006	123,672
Beginning of period	1,105,086	815,905	903,738	691,548	480,542	356,870
End of period	$1,065,401	$1,105,086	$815,905	$930,969	$691,548	$480,542
Accumulated undistributed (distributions in excess of) net investment income	$(143)	$2,044	$(17)	$852	$452	$(15)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,351)	$(4,029)	$3,913	$4,995
Net realized gain (loss)	25,510	90,219	37,558	96,816
Change in net unrealized appreciation (depreciation) of investments	18,554	11,422	42,312	15,947
Change in net assets resulting from operations	42,713	97,612	83,783	117,758

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(391)	(882)
From net realized gains	(12,545)	(16,738)	(21,475)	(24,584)
Class B
From net investment income	—	—	(13)	(34)
From net realized gains	(3,561)	(5,869)	(4,378)	(5,856)
Class C
From net investment income	—	—	(22)	(47)
From net realized gains	(2,658)	(2,934)	(6,562)	(7,696)
R Class (a)
From net investment income	—	—	(20)	(8)
From net realized gains	—	—	(691)	—
Select Class
From net investment income	—	—	(1,902)	(4,529)
From net realized gains	(54,872)	(79,190)	(68,799)	(91,770)
Institutional Class
From net realized gains	(8,413)	(9,954)	—	—
Ultra Shares
From net investment income	—	—	(242)	(506)
From net realized gains	—	—	(7,184)	(9,611)
Total distributions to shareholders	(82,049)	(114,685)	(111,679)	(145,523)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	38,438	(46,975)	79,323	48,809

NET ASSETS:
Change in net assets	(898)	(64,048)	51,427	21,044
Beginning of period	576,605	640,653	894,899	873,855
End of period	$575,707	$576,605	$946,326	$894,899
Accumulated undistributed (distributions in excess of) net investment income	$(1,367)	$(16)	$169	$(1,154)

(a)	Commencement of offering of class of shares effective on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Strategic Small Cap Value Fund			U.S. Small Company Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)		Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1)	$—	(c)	$269	$188	$444
Net realized gain (loss)	(139)	51		6,249	10,837	14,264
Change in net unrealized appreciation (depreciation)	548	(20)		3,405	(128)	(8,973)
Change in net assets resulting from operations	408	31		9,923	10,897	5,735

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(5)	—		—	—	—
Class C
From net realized gains	(5)	—		—	—	—
Select Class
From net investment income	(1)	—		(322)	—	(57)
From net realized gains	(41)	—		(11,335)	—	(11,711)
Institutional Class
From net investment income	—	—		(327)	—	(105)
From net realized gains	—	—		(6,147)	—	(4,879)
Total distributions to shareholders	(52)	—		(18,131)	—	(16,752)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	52	5,000		(9,160)	(9,721)	(51,097)

NET ASSETS:
Change in net assets	408	5,031		(17,368)	1,176	(62,114)
Beginning of period	5,031	—		149,869	148,693	210,807
End of period	$5,439	$5,031		$132,501	$149,869	$148,693
Accumulated undistributed (distributions in excess of) net investment income	$(2)	$—	(c)	$2	$382	$236

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Fund (a)			Micro Cap Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Period Ended 12/31/2005 (b)
CAPITAL TRANSACTIONS
Class A
Proceeds from shares issued	$9,326	$15,085	$24,711	$—	$—	$500
Dividends reinvested	6,789	—	4,256	3	—	—
Cost of shares redeemed	(13,274)	(13,329)	(36,245)	—	—	—
Change in net assets from Class A capital transactions	$2,841	$1,756	$(7,278)	$3	$—	$500
Class B
Proceeds from shares issued	$7,629	$10,993	$11,910	$—	$—	$—
Dividends reinvested	1,491	—	1,792	—	—	—
Cost of shares redeemed	(13,232)	(14,580)	(33,000)	—	—	—
Change in net assets from Class B capital transactions	$(4,112)	$(3,587)	$(19,298)	$—	$—	$—
Class C
Proceeds from shares issued	$19,689	$17,083	$22,694	$—	$—	$500
Dividends reinvested	561	—	310	3	—	—
Cost of shares redeemed	(10,937)	(8,036)	(13,026)	—	—	—
Change in net assets from Class C capital transactions	$9,313	$9,047	$9,978	$3	$—	$500
Select Class
Proceeds from shares issued	$8,130	$15,037	$18,995	$18,520	$—	$4,000
Dividends reinvested	1,171	—	458	26	—	—
Cost of shares redeemed	(6,855)	(9,725)	(7,777)	(3,827)	—	—
Redemption fees	—	—	—	1	—	—
Change in net assets from Select Class capital transactions	$2,446	$5,312	$11,676	$14,720	$—	$4,000

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006		Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$82,732	$89,205		$118,256
Dividends reinvested	—	—	—	12,818	—		21,186
Cost of shares redeemed	—	—	—	(42,310)	(29,926)		(55,772)
Change in net assets from Class A capital transactions	$—	$—	$—	$53,240	$59,279		$83,670
Class B
Proceeds from shares issued	$—	$—	$—	$4,183	$6,770		$7,244
Dividends reinvested	—	—	—	1,030	—		1,784
Cost of shares redeemed	—	—	—	(3,821)	(2,763)		(8,133)
Change in net assets from Class B capital transactions	$—	$—	$—	$1,392	$4,007		$895
Class C
Proceeds from shares issued	$—	$—	$—	$12,250	$11,967		$11,282	(b)
Dividends reinvested	—	—	—	1,142	—		812	(b)
Cost of shares redeemed	—	—	—	(1,972)	(1,106)		(851	)(b)
Change in net assets from Class C capital transactions	$—	$—	$—	$11,420	$10,861		$11,243
R Class
Proceeds from shares issued	$—	$—	$—	$4,949	$4,130	(d)	$—
Dividends reinvested	—	—	—	354	—	(d)	—
Cost of shares redeemed	—	—	—	(273)	—	(c)(d)	—
Change in net assets from R Class capital transactions	$—	$—	$—	$5,030	$4,130		$—
Select Class
Proceeds from shares issued	$20,166	$61,055	$75,594	$164,589	$147,091		$106,805
Subscription in-kind (Note 9)	—	333,417	—	—	—		—
Dividends reinvested	38,021	—	18,140	14,070	—		21,272
Cost of shares redeemed	(106,818)	(162,441)	(187,728)	(50,437)	(52,931)		(95,834)
Change in net assets from Select Class capital transactions	$(48,631)	$232,031	$(93,994)	$128,222	$94,160		$32,243

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares effective February 19, 2005.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,583	$31,664	$36,488	$60,701
Dividends reinvested	10,750	14,507	18,313	21,396
Cost of shares redeemed	(18,811)	(34,013)	(26,691)	(61,460)
Change in net assets from Class A capital transactions	$6,522	$12,158	$28,110	$20,637
Class B
Proceeds from shares issued	$953	$2,644	$1,511	$3,784
Dividends reinvested	3,355	5,564	3,906	5,202
Cost of shares redeemed	(4,304)	(11,165)	(3,179)	(7,998)
Change in net assets from Class B capital transactions	$4	$(2,957)	$2,238	$988
Class C
Proceeds from shares issued	$2,699	$6,140	$8,241	$11,905
Dividends reinvested	1,650	1,737	3,749	4,659
Cost of shares redeemed	(2,184)	(3,224)	(4,627)	(11,953)
Change in net assets from Class C capital transactions	$2,165	$4,653	$7,363	$4,611
R Class
Proceeds from shares issued	$—	$—	$3,916	$2,972 (a)
Dividends reinvested	—	—	711	8 (a)
Cost of shares redeemed	—	—	(594)	— (a)
Change in net assets from R Class capital transactions	$—	$—	$4,033	$2,980
Select Class
Proceeds from shares issued	$63,410	$113,362	$67,547	$139,747
Dividends reinvested	5,089	11,237	20,130	25,227
Cost of shares redeemed	(38,642)	(192,803)	(55,967)	(172,907)
Change in net assets from Select Class capital transactions	$29,857	$(68,204)	$31,710	$(7,933)
Institutional Class
Proceeds from shares issued	$13,785	$21,424	$—	$—
Dividends reinvested	2,851	2,434	—	—
Cost of shares redeemed	(16,746)	(16,483)	—	—
Change in net assets from Institutional Class capital transactions	$(110)	$7,375	$—	$—
Ultra
Proceeds from shares issued	$—	$—	$4,084	$32,450
Dividends reinvested	—	—	3,124	3,849
Cost of shares redeemed	—	—	(1,339)	(8,773)
Change in net assets from Ultra capital transactions	$—	$—	$5,869	$27,526

(a)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Strategic Small Cap Value Fund		U.S. Small Company Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006 (b)	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$500	$—	$—	$—
Dividends reinvested	5	—	—	—	—
Change in net assets from Class A capital transactions	$5	$500	$—	$—	$—
Class C
Proceeds from shares issued	$—	$500	$—	$—	$—
Dividends reinvested	5	—	—	—	—
Change in net assets from Class C capital transactions	$5	$500	$—	$—	$—
Select Class
Proceeds from shares issued	$—	$4,000	$3,963	$5,420	$39,707
Dividends reinvested	42	—	9,852	—	9,746
Cost of shares redeemed	—	—	(17,789)	(19,858)	(61,397)
Change in net assets from Select Class capital transactions	$42	$4,000	$(3,974)	$(14,438)	$(11,944)
Institutional Class
Proceeds from shares issued	$—	$—	$15,992	$13,104	$15,205
Dividends reinvested	—	—	3,518	—	2,776
Cost of shares redeemed	—	—	(24,696)	(8,387)	(57,134)
Change in net assets from Institutional Class capital transactions	$—	$—	$(5,186)	$4,717	$(39,153)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Fund (a)			Micro Cap Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)		Period Ended 6/30/2006	Period Ended 12/31/2005 (b)
SHARE TRANSACTIONS:
Class A
Issued	494	748	1,339	—		—	33
Reinvested	359	—	233	—	(c)	—	—
Redeemed	(704)	(673)	(2,025)	—		—	—
Change in Class A Shares	149	75	(453)	—	(c)	—	33
Class B
Issued	435	578	695	—		—	—
Reinvested	85	—	105	—		—	—
Redeemed	(751)	(779)	(1,905)	—		—	—
Change in Class B Shares	(231)	(201)	(1,105)	—		—	—
Class C
Issued	1,128	910	1,329	—		—	33
Reinvested	32	—	18	—	(c)	—	—
Redeemed	(622)	(432)	(764)	—		—	—
Change in Class C Shares	538	478	583	—	(c)	—	33
Select Class
Issued	416	725	1,033	1,094		—	267
Reinvested	60	—	24	2		—	—
Redeemed	(355)	(477)	(412)	(228)		—	—
Change in Select Class Shares	121	248	645	868		—	267

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was October 31, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	2,800	3,138	4,355
Reinvested	—	—	—	430	—	784
Redeemed	—	—	—	(1,439)	(1,058)	(2,049)
Change in Class A Shares	—	—	—	1,791	2,080	3,090
Class B
Issued	—	—	—	162	268	294
Reinvested	—	—	—	39	—	74
Redeemed	—	—	—	(149)	(109)	(338)
Change in Class B Shares	—	—	—	52	159	30
Class C (b)
Issued	—	—	—	469	471	454
Reinvested	—	—	—	43	—	34
Redeemed	—	—	—	(77)	(44)	(32)
Change in Class C Shares	—	—	—	435	427	456
R Class (d)
Issued	—	—	—	157	142	—
Reinvested	—	—	—	11	—	—
Redeemed	—	—	—	(9)	— (c)	—
Change in R Class Shares	—	—	—	159	142	—
Select Class
Issued	425	1,279	1,766	5,231	4,906	3,737
Subscription in-kind (Note 9)	—	6,997	—	—	—	—
Reinvested	792	—	407	438	—	737
Redeemed	(2,243)	(3,415)	(4,422)	(1,603)	(1,744)	(3,391)
Change in Select Class Shares	(1,026)	4,861	(2,249)	4,066	3,162	1,083

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares effective February 19, 2005.

(c)	Amount rounds to less than 1,000.

(d)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/30/2006 (Unaudited)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	1,275	2,560	1,502	2,471
Reinvested	974	1,299	786	953
Redeemed	(1,597)	(2,785)	(1,102)	(2,510)
Change in Class A Shares	652	1,074	1,186	914
Class B
Issued	93	242	68	168
Reinvested	349	557	184	250
Redeemed	(418)	(1,014)	(143)	(350)
Change in Class B Shares	24	(215)	109	68
Class C
Issued	261	542	372	534
Reinvested	166	169	177	226
Redeemed	(203)	(281)	(206)	(527)
Change in Class C Shares	224	430	343	233
R Class (b)
Issued	—	—	158	126
Reinvested	—	—	30	— (a)
Redeemed	—	—	(25)	—
Change in R Class Shares	—	—	163	126
Select Class
Issued	5,459	9,486	2,769	5,781
Reinvested	447	984	838	1,094
Redeemed	(3,217)	(15,214)	(2,252)	(6,887)
Change in Select Class Shares	2,689	(4,744)	1,355	(12)
Institutional Class
Issued	1,164	1,752	—	—
Reinvested	250	213	—	—
Redeemed	(1,384)	(1,283)	—	—
Change in Institutional Class Shares	30	682	—	—
Ultra
Issued	—	—	169	1,292
Reinvested	—	—	130	167
Redeemed	—	—	(55)	(369)
Change in Ultra Shares	—	—	244	1,090

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Strategic Small Cap Value Fund		U.S. Small Company Fund (a)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006 (b)	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	33	—	—	—
Reinvested	1	—	—	—	—
Change in Class A Shares	1	33	—	—	—
Class C
Issued	—	33	—	—	—
Reinvested	1	—	—	—	—
Change in Class C Shares	1	33	—	—	—
Select Class
Issued	—	267	281	379	3,118
Reinvested	2	—	749	—	736
Redeemed	—	—	(1,272)	(1,402)	(4,604)
Change in Select Class Shares	2	267	(242)	(1,023)	(750)
Institutional Class
Issued	—	—	1,110	907	1,169
Reinvested	—	—	267	—	209
Redeemed	—	—	(1,748)	(592)	(4,435)
Change in Institutional Class Shares	—	—	(371)	315	(3,057)

(a)	Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   75

FINANCIAL HIGHLIGHTS
For the periods indicated

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	$19.34	$(0.10	)(f)	$1.63	$1.53	$—		$(2.01)	$(2.01)	$—
January 1, 2006 to June 30, 2006 (d)	18.12	(0.09	)(f)	1.31	1.22	—		—	—	—
Year Ended December 31, 2005	18.46	(0.21	)(f)	1.20	0.99	—		(1.33)	(1.33)	—
Year Ended December 31, 2004	16.81	(0.19	)(f)	1.84	1.65	—		—	—	—
Year Ended December 31, 2003	12.14	(0.16	)(f)	4.83	4.67	—		—	—	—
Year Ended December 31, 2002	15.72	(0.18)		(3.40)	(3.58)	—		—	—	—
November 1, 2001 to December 31, 2001 (e)	14.21	(0.03)		1.54	1.51	—		—	—	—
Year Ended October 31, 2001	24.54	(0.24)		(6.71)	(6.95)	—		(3.38)	(3.38)	—

Micro Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	16.26	(0.10)		0.61	0.51	—		(0.10)	(0.10)	—	(g)
January 1, 2006 to June 30, 2006 (d)	15.47	(0.11)		0.90	0.79	—		—	—	—
October 31, 2005 (h) to December 31, 2005	15.00	(0.04)		0.51	0.47	—		—	—	—

Small Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	28.30	0.05		2.76	2.81	—	(g)	(1.28)	(1.28)	—
January 1, 2006 to June 30, 2006 (d)	26.30	(0.01	)(f)	2.01	2.00	—		—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(f)	3.36	3.28	—		(3.42)	(3.42)	—
Year Ended December 31, 2004	24.11	(0.17	)(f)	6.33	6.16	—		(3.83)	(3.83)	—
Year Ended December 31, 2003	17.68	(0.15	)(f)	6.58	6.43	—		—	—	—
Year Ended December 31, 2002	21.53	(0.15	)(f)	(3.57)	(3.72)	—		(0.13)	(0.13)	—
November 1, 2001 to December 31, 2001 (e)	19.64	(0.03	)(f)	1.92	1.89	—		—	—	—
Year Ended October 31, 2001	27.89	(0.10)		(4.26)	(4.36)	—		(3.89)	(3.89)	—

Small Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	11.91	(0.04	)(f)	0.94	0.90	—		(1.79)	(1.79)	—
Year Ended June 30, 2006	12.54	(0.08)		2.03	1.95	—		(2.58)	(2.58)	—
Year Ended June 30, 2005	11.73	(0.11)		0.98	0.87	—		(0.06)	(0.06)	—
Year Ended June 30, 2004	8.76	(0.07)		3.04	2.97	—		—	—	—
Year Ended June 30, 2003	9.14	(0.05)		(0.33)	(0.38)	—		—	—	—
Year Ended June 30, 2002	10.39	(0.08)		(1.17)	(1.25)	—		—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.86	7.89%	$83,288	1.50%	(1.08)%	1.94%	65%
19.34	6.73	82,529	1.50	(0.94)	1.82	86
18.12	5.29	75,940	1.50	(1.16)	1.67	143
18.46	9.82	86,000	1.50	(1.14)	1.73	112
16.81	38.47	89,000	1.50	(1.19)	1.86	55
12.14	(22.77)	82,000	1.50	(1.20)	1.82	52
15.72	10.63	125,000	1.50	(1.21)	1.63	8
14.21	(30.60)	120,000	1.50	(1.13)	1.64	57

16.67	3.18	559	1.70	(1.29)	4.26	75
16.26	5.11	542	1.70	(1.38)	5.19	45
15.47	3.13	516	1.70	(1.43)	5.58	8

29.83	9.95	352,866	1.15	0.32	1.39	12
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70
26.44	26.13	129,000	1.38	(0.66)	1.62	44
24.11	36.37	88,000	1.38	(0.75)	1.65	38
17.68	(17.30)	77,000	1.38	(0.74)	1.40	51
21.53	9.62	71,000	1.38	(0.81)	1.38	6
19.64	(16.62)	67,000	1.39	(0.80)	1.40	47

11.02	7.53	91,372	1.24	(0.64)	1.34	43
11.91	16.96	90,963	1.25	(0.82)	1.39	97
12.54	7.40	82,281	1.24	(0.78)	1.36	129
11.73	33.90	81,501	1.24	(0.72)	1.34	62
8.76	(4.16)	57,896	1.28	(0.70)	1.39	95
9.14	(12.03)	52,918	1.30	(0.90)	1.41	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   77

FINANCIAL HIGHLIGHTS
For the periods indicated (continued)

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$23.89	$0.09	(e)	$2.19	$2.28	$(0.05)	$(3.00)	$(3.05)
Year Ended June 30, 2006	25.00	0.11	(e)	3.11	3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78	2.91	(0.11)	(2.18)	(2.29)
Year Ended June 30, 2004	18.05	0.02		6.33	6.35	(0.02)	—	(0.02)
Year Ended June 30, 2003	20.81	0.07		(1.78)	(1.71)	(0.07)	(0.98)	(1.05)
Year Ended June 30, 2002	19.20	0.09		2.73	2.82	(0.09)	(1.12)	(1.21)

Strategic Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.09	(0.02	)(e)	1.22	1.20	—	(0.15)	(0.15)
February 28, 2006 (d) to June 30, 2006	15.00	(0.01	)(e)	0.10	0.09	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.12	9.48%	$186,612	1.23%		0.73%	1.33%	16%
23.89	14.07	164,506	1.25		0.43	1.36	45
25.00	12.20	149,283	1.25		0.53	1.37	57
24.38	35.21	152,126	1.23		0.10	1.35	41
18.05	(7.72)	93,133	1.25		0.46	1.37	46
20.81	15.50	96,595	1.23		0.48	1.35	40

16.14	7.97	543	1.61	(f)	(0.22)	4.62	44
15.09	0.60	503	1.60		(0.15)	6.50	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	$18.07	$(0.15	)(f)	$1.52	$1.37	$—	$(2.01)	$(2.01)
January 1, 2006 to June 30, 2006 (d)	16.97	(0.14	)(f)	1.24	1.10	—	—	—
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	—	—
Year Ended December 31, 2002	15.16	(0.27)		(3.26)	(3.53)	—	—	—
November 1, 2001 to December 31, 2001 (e)	13.72	(0.04)		1.48	1.44	—	—	—
Year Ended October 31, 2001	23.96	(0.23)		(6.63)	(6.86)	—	(3.38)	(3.38)

Small Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	25.16	(0.01)		2.44	2.43	—	(1.28)	(1.28)
January 1, 2006 to June 30, 2006 (d)	23.44	(0.07	)(f)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(f)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(f)	5.84	5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(f)	6.11	5.84	—	—	—
Year Ended December 31, 2002	20.26	(0.29	)(f)	(3.34)	(3.63)	—	(0.13)	(0.13)
November 1, 2001 to December 31, 2001 (e)	18.50	(0.05	)(f)	1.81	1.76	—	—	—
Year Ended October 31, 2001	26.73	(0.09)		(4.25)	(4.34)	—	(3.89)	(3.89)

Small Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	10.62	(0.06	)(f)	0.83	0.77	—	(1.79)	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93	1.70	—	(2.58)	(2.58)
Year Ended June 30, 2005	10.84	(0.23)		0.95	0.72	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.15	(0.15)		2.84	2.69	—	—	—
Year Ended June 30, 2003	8.57	(0.11)		(0.31)	(0.42)	—	—	—
Year Ended June 30, 2002	9.82	(0.14)		(1.11)	(1.25)	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	22.13	0.01	(f)	2.04	2.05	(0.01)	(3.00)	(3.01)
Year Ended June 30, 2006	23.49	(0.04	)(f)	2.90	2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68	2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02	5.89	—	—	—
Year Ended June 30, 2003	19.97	(0.04)		(1.72)	(1.76)	(0.01)	(0.98)	(0.99)
Year Ended June 30, 2002	18.52	(0.03)		2.61	2.58	(0.01)	(1.12)	(1.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.43	7.57%	$35,017	2.10%	(1.68)%	2.43%	65%
18.07	6.48	40,478	2.10	(1.54)	2.32	86
16.97	4.66	41,440	2.06	(1.72)	2.15	143
17.47	9.12	62,000	2.12	(1.76)	2.23	112
16.01	37.66	63,000	2.12	(1.81)	2.35	55
11.63	(23.28)	48,000	2.12	(1.82)	2.32	52
15.16	10.50	72,000	2.12	(1.83)	2.12	8
13.72	(31.02)	67,000	2.13	(1.75)	2.14	57

26.31	9.67	24,751	1.65	(0.20)	1.89	12
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70
24.01	25.22	17,000	2.12	(1.43)	2.12	44
22.34	35.39	22,000	2.12	(1.49)	2.21	38
16.50	(17.94)	23,000	2.12	(1.50)	2.16	51
20.26	9.51	42,000	2.12	(1.55)	2.12	6
18.50	(17.37)	39,000	2.13	(1.54)	2.14	47

9.60	7.22	22,320	1.84	(1.24)	1.84	43
10.62	16.25	24,434	1.85	(1.43)	1.89	97
11.50	6.62	28,918	1.94	(1.48)	1.96	129
10.84	33.01	30,280	1.99	(1.47)	1.99	62
8.15	(4.90)	23,044	2.03	(1.45)	2.04	95
8.57	(12.73)	23,792	2.05	(1.65)	2.06	119

21.17	9.18	34,970	1.83	0.12	1.83	16
22.13	13.36	34,158	1.85	(0.18)	1.86	45
23.49	11.42	34,648	1.94	(0.17)	1.96	57
23.11	34.20	40,608	1.98	(0.65)	2.00	41
17.22	(8.39)	27,754	2.00	(0.29)	2.02	46
19.97	14.65	30,017	1.98	(0.27)	2.00	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	$18.04	$(0.15	)(h)	$1.51	$1.36	$—	$(2.01)	$(2.01)	$—
January 1, 2006 to June 30, 2006 (d)	16.95	(0.14	)(h)	1.23	1.09	—	—	—	—
Year Ended December 31, 2005	17.44	(0.30	)(h)	1.14	0.84	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	15.98	(0.28	)(h)	1.74	1.46	—	—	—	—
Year Ended December 31, 2003	11.61	(0.25	)(h)	4.62	4.37	—	—	—	—
Year Ended December 31, 2002	15.13	(0.21)		(3.31)	(3.52)	—	—	—	—
November 1, 2001 to December 31, 2001 (e)	13.70	(0.04)		1.47	1.43	—	—	—	—
Year Ended October 31, 2001	23.93	(0.23)		(6.62)	(6.85)	—	(3.38)	(3.38)	—

Micro Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	16.20	(0.14)		0.61	0.47	—	(0.10)	(0.10)	—	(i)
January 1, 2006 to June 30, 2006 (d)	15.46	(0.16)		0.90	0.74	—	—	—	—
October 31, 2005 (f) to December 31, 2005	15.00	(0.05)		0.51	0.46	—	—	—	—

Small Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	25.14	0.01		2.42	2.43	—	(1.28)	(1.28)	—
January 1, 2006 to June 30, 2006 (d)	23.43	(0.06	)(h)	1.77	1.71	—	—	—	—
February 19, 2005 (g) to December 31, 2005	24.08	(0.14	)(h)	2.91	2.77	—	(3.42)	(3.42)	—

Small Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	10.94	(0.07	)(h)	0.86	0.79	—	(1.79)	(1.79)	—
Year Ended June 30, 2006	11.77	(0.09)		1.84	1.75	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.09	(0.15)		0.89	0.74	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.34	(0.14)		2.89	2.75	—	—	—	—
Year Ended June 30, 2003	8.76	(0.07)		(0.35)	(0.42)	—	—	—	—
Year Ended June 30, 2002	10.04	(0.10)		(1.18)	(1.28)	—	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	22.02	0.01	(h)	2.03	2.04	(0.01)	(3.00)	(3.01)	—
Year Ended June 30, 2006	23.39	(0.04	)(h)	2.89	2.85	(0.02)	(4.20)	(4.22)	—
Year Ended June 30, 2005	23.02	(0.08)		2.66	2.58	(0.03)	(2.18)	(2.21)	—
Year Ended June 30, 2004	17.15	(0.13)		6.00	5.87	—	—	—	—
Year Ended June 30, 2003	19.91	(0.04)		(1.73)	(1.77)	(0.01)	(0.98)	(0.99)	—
Year Ended June 30, 2002	18.48	(0.01)		2.58	2.57	(0.02)	(1.12)	(1.14)	—

Strategic Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.06	(0.05	)(h)	1.22	1.17	—	(0.15)	(0.15)	—
February 28, 2006 (f) to June 30, 2006	15.00	(0.03	)(h)	0.09	0.06	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of operations.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount less than $0.01.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.39	7.52%	$62,035	2.10%		(1.68)%	2.44%	65%
18.04	6.43	54,608	2.10		(1.54)	2.32	86
16.95	4.73	43,211	2.06		(1.72)	2.18	143
17.44	9.14	34,000	2.12		(1.76)	2.23	112
15.98	37.64	23,000	2.12		(1.82)	2.35	55
11.61	(23.26)	10,000	2.12		(1.82)	2.32	52
15.13	10.44	11,000	2.12		(1.83)	2.12	8
13.70	(31.02)	10,000	2.13		(1.76)	2.14	57

16.57	2.94	556	2.20		(1.79)	4.76	75
16.20	4.79	540	2.20		(1.88)	5.69	45
15.46	3.07	515	2.20		(1.93)	6.08	8

26.29	9.68	34,653	1.65		(0.15)	1.89	12
25.14	7.30	22,209	1.77		(0.51)	1.86	21
23.43	11.48	10,678	1.85		(0.49)	1.91	70

9.94	7.19	17,307	1.84		(1.24)	1.84	43
10.94	16.31	16,589	1.85		(1.42)	1.89	97
11.77	6.65	12,794	1.93		(1.47)	1.95	129
11.09	32.97	11,362	1.99		(1.47)	1.99	62
8.34	(4.79)	6,166	2.03		(1.43)	2.04	95
8.76	(12.75)	2,819	2.05		(1.65)	2.06	119

21.05	9.19	52,147	1.83		0.13	1.83	16
22.02	13.38	47,012	1.85		(0.18)	1.86	45
23.39	11.42	44,479	1.92		(0.17)	1.95	57
23.02	34.23	52,934	1.98		(0.65)	2.00	41
17.15	(8.47)	30,383	2.00		(0.29)	2.02	46
19.91	14.68	35,923	1.98		(0.34)	2.00	40

16.08	7.78	541	2.11	(j)	(0.72)	5.12	44
15.06	0.40	502	2.10		(0.65)	7.00	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	$30.38	$0.09		$3.01	$3.10	$(0.12)	$(1.28)	$(1.40)
May 15, 2006 (d) to June 30, 2006 (e)	31.21	0.05	(f)	(0.88)	(0.83)	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	24.54	0.15	(f)	2.23	2.38	(0.09)	(3.00)	(3.09)
May 15, 2006 (d) to June 30, 2006	24.98	0.08	(f)	(0.46)	(0.38)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such; the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions

(d)	Commencement of offering of class of shares.

(e)	The Fund has changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$32.08	10.23%	$9,656	0.65%	0.86%	0.94%	12
30.38	(2.66)	4,297	0.65	1.21	0.90	21

23.83	9.65	6,892	0.88	1.15	0.88	16
24.54	(1.51)	3,087	0.91	2.71	0.91	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	$19.95	$(0.07	)(h)	$1.69	$1.62	$—	$(2.01)	$(2.01)	$—
January 1, 2006 to June 30, 2006 (d)	18.65	(0.05	)(h)	1.35	1.30	—	—	—	—
Year Ended December 31, 2005	18.89	(0.14	)(h)	1.23	1.09	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	17.13	(0.13	)(h)	1.89	1.76	—	—	—	—
Year Ended December 31, 2003	12.32	(0.11	)(h)	4.92	4.81	—	—	—	—
Year Ended December 31, 2002	15.89	(0.08)		(3.49)	(3.57)	—	—	—	—
November 1, 2001 to December 31, 2001 (e)	14.37	(0.02)		1.54	1.52	—	—	—	—
Year Ended October 31, 2001	24.65	(0.21)		(6.69)	(6.90)	—	(3.38)	(3.38)	—

Micro Cap Fund
Six Months Ended December 31, 2006 (Unaudited)	16.28	(0.04)		0.58	0.54	—	(0.10)	(0.10)	—	(i)
January 1, 2006 to June 30, 2006 (d)	15.48	(0.09)		0.89	0.80	—	—	—	—
October 31, 2005 (f) to December 31, 2005	15.00	(0.03)		0.51	0.48	—	—	—	—

Small Cap Core Fund (g)
Six Months Ended December 31, 2006 (Unaudited)	47.21	0.13		3.45	3.58	(0.22)	(2.97)	(3.19)	—
January 1, 2006 to June 30, 2006 (d)	43.99	0.09		3.13	3.22	—	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)	—
Year Ended December 31, 2004	44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)	—
Year Ended December 31, 2003	33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)	—
Year Ended December 31, 2002	40.46	0.04		(6.86)	(6.82)	(0.03)	(0.26)	(0.29)	—
November 1, 2001 to December 31, 2001 (e)	36.65	0.01		3.81	3.82	(0.01)	—	(0.01)	—
Year Ended October 31, 2001	51.12	0.10		(7.61)	(7.51)	(0.14)	(6.82)	(6.96)	—

Small Cap Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	30.38	0.06		3.01	3.07	(0.09)	(1.28)	(1.37)	—
January 1, 2006 to June 30, 2006 (d)	28.17	0.06	(h)	2.15	2.21	—	—	—	—
Year Ended December 31, 2005	27.96	0.05	(h)	3.58	3.63	—	(3.42)	(3.42)	—
Year Ended December 31, 2004	25.18	(0.05	)(h)	6.66	6.61	—	(3.83)	(3.83)	—
Year Ended December 31, 2003	18.37	(0.04	)(h)	6.85	6.81	—	—	—	—
Year Ended December 31, 2002	22.25	(0.04	)(h)	(3.71)	(3.75)	—	(0.13)	(0.13)	—
November 1, 2001 to December 31, 2001 (e)	20.27	(0.01	)(h)	1.99	1.98	—	—	—	—
Year Ended October 31, 2001	28.52	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of operations.

(g)	Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

(h)	Calculated based upon average shares outstanding.

(i)	Amount less than $0.01.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.56	8.11%	$30,025	1.10%	(0.68)%	1.69%		65%
19.95	6.97	28,212	1.10	(0.54)	1.57		86
18.65	5.70	21,753	1.10	(0.77)	1.43		143
18.89	10.27	10,000	1.10	(0.74)	1.32		112
17.13	39.04	16,000	1.10	(0.79)	1.28		55
12.32	(22.47)	12,000	1.10	(0.79)	1.22		52
15.89	10.58	8,000	1.10	(0.82)	10.33	(j)	8
14.37	(30.20)	203	1.12	(0.76)	12.21	(j)	57

16.72	3.36	18,974	1.45	(0.93)	3.98		75
16.28	5.17	4,342	1.45	(1.13)	4.94		45
15.48	3.20	4,127	1.45	(1.18)	5.33		8

47.60	7.54	1,065,401	0.80	0.50	1.05		11
47.21	7.32	1,105,086	0.80	0.37	1.04		24
43.99	3.90	815,905	0.80	0.39	1.06		37
43.46	22.31	904,000	0.64	0.25	1.12		170
44.39	35.20	386,000	0.60	0.04	1.10		48
33.35	(16.94)	259,000	0.51	0.10	1.11		52
40.46	10.42	317,000	0.40	0.09	1.12		7
36.65	(15.47)	299,000	0.34	0.28	1.13		50

32.08	10.12	509,043	0.85	0.64	1.14		12
30.38	7.85	358,568	0.85	0.38	1.11		21
28.17	12.98	243,437	0.85	0.18	1.14		70
27.96	26.81	211,000	0.85	(0.17)	1.11		44
25.18	37.07	636,000	0.85	(0.22)	1.12		38
18.37	(16.87)	502,000	0.85	(0.22)	1.09		51
22.25	9.77	532,000	0.88	(0.31)	1.10		6
20.27	(16.19)	390,000	0.88	(0.30)	1.12		47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Small Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.21	$(0.02	)(g)	$0.96	$0.94	$—	$(1.79)	$(1.79)	$—
Year Ended June 30, 2006	12.77	(0.07)		2.09	2.02	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.91	(0.06)		0.98	0.92	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.87	(0.05)		3.09	3.04	—	—	—	—
Year Ended June 30, 2003	9.23	(0.03)		(0.33)	(0.36)	—	—	—	—
Year Ended June 30, 2002	10.47	(0.05)		(1.19)	(1.24)	—	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	24.55	0.12	(g)	2.25	2.37	(0.08)	(3.00)	(3.08)	—
Year Ended June 30, 2006	25.57	0.17	(g)	3.20	3.37	(0.19)	(4.20)	(4.39)	—
Year Ended June 30, 2005	24.87	0.21		2.83	3.04	(0.16)	(2.18)	(2.34)	—
Year Ended June 30, 2004	18.40	0.08		6.45	6.53	(0.06)	—	(0.06)	—
Year Ended June 30, 2003	21.19	0.11		(1.81)	(1.70)	(0.11)	(0.98)	(1.09)	—
Year Ended June 30, 2002	19.53	0.14		2.78	2.92	(0.14)	(1.12)	(1.26)	—

Strategic Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	15.10	—	(g)(j)	1.22	1.22	— (j)	(0.15)	(0.15)	—
February 28, 2006 (d) to June 30, 2006	15.00	0.01	(g)	0.09	0.10	—	—	—	—

U.S. Small Company Fund
Six Months Ended December 31, 2006 (Unaudited)	13.89	0.02		1.04	1.06	(0.05)	(1.87)	(1.92)	—
January 1, 2006 to June 30, 2006 (e)	12.94	0.01		0.94	0.95	—	—	—	—
Year Ended December 31, 2005	13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)	—
Year Ended December 31, 2004	13.90	(0.03	)(g)	1.91	1.88	—	(2.00)	(2.00)	—
Year Ended December 31, 2003	9.97	0.02	(g)	3.94	3.96	(0.03)	—	(0.03)	—
Year Ended December 31, 2002	12.57	0.03		(2.60)	(2.57)	(0.03)	—	(0.03)	—
June 1, 2001 to December 31, 2001 (f)	13.43	0.04	(g)	(0.79)	(0.75)	(0.05)	(0.06)	(0.11)	—
Year Ended May 31, 2001	14.45	0.05		0.04	0.09	(0.03)	(1.08)	(1.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.01%.

(i)	Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

(j)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.36	7.68%	$386,264	0.99%		(0.39)%	1.09%	43%
12.21	17.25	382,257	1.00		(0.58)	1.14	97
12.77	7.62	460,265	0.99		(0.53)	1.04	129
11.91	34.27	643,958	0.99		(0.47)	0.99	62
8.87	(3.90)	447,634	1.03		(0.45)	1.04	95
9.23	(11.84)	376,910	1.05		(0.65)	1.06	119

23.84	9.58	602,641	0.98		0.97	1.08	16
24.55	14.37	587,203	1.00		0.68	1.11	45
25.57	12.50	611,925	0.98		0.75	1.02	57
24.87	35.55	819,264	0.98		0.36	1.00	41
18.40	(7.50)	604,837	1.00		0.70	1.02	46
21.19	15.76	629,011	0.99		0.73	1.01	40

16.17	8.12	4,355	1.36	(h)	0.03	4.37	44
15.10	0.67	4,026	1.35		0.10	6.25	28

13.03	7.61	86,258	1.01		0.32	1.12	17
13.89	7.34	95,318	1.01		0.18	1.17	22
12.94	4.18	102,003	1.01		0.18	1.14	32
13.78	13.73	119,000	1.01		(0.18)	1.15	129
13.90	39.72	156,000	1.01		0.15	1.11	78
9.97	(20.48)	199,000	1.01		0.23	1.10	90
12.57	(5.56)	286,000	1.01		0.39	1.04	48	(i)
13.43	0.75	296,000	1.01		0.35	1.01	110	(i)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.23	$(0.02	)(g)	$0.97	$0.95	$—	$(1.79)	$(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07	2.04	—	(2.58)	(2.58)
February 19, 2005 (d) to June 30, 2005	12.57	(0.01)		0.21	0.20	—	—	—

U.S. Small Company Fund
Six Months Ended December 31, 2006 (Unaudited)	13.90	0.05		1.02	1.07	(0.09)	(1.87)	(1.96)
January 1, 2006 to June 30, 2006 (e)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(g)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(g)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(g)	3.94	3.98	(0.05)	—	(0.05)
Year Ended December 31, 2002	12.57	0.05		(2.61)	(2.56)	(0.06)	—	(0.06)
June 1, 2001 to December 31, 2001 (f)	13.34	0.05	(g)	(0.78)	(0.73)	(0.04)	—	(0.04)
Year Ended May 31, 2001	15.11	0.08		0.03	0.11	(0.09)	(1.79)	(1.88)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.39	7.74%	$58,444	0.85%	(0.25)%	0.94%	43%
12.23	17.42	62,362	0.85	(0.42)	0.99	97
12.77	1.59	56,395	0.85	(0.37)	1.07	57

13.01	7.70	46,243	0.83	0.49	0.97	17
13.90	7.50	54,551	0.83	0.37	1.02	22
12.93	4.34	46,690	0.83	0.39	0.98	32
13.77	13.82	92,000	0.83	—	0.97	129
13.88	40.03	183,000	0.83	0.33	0.95	78
9.95	(20.36)	214,000	0.83	0.41	0.93	90
12.57	(5.50)	269,000	0.82	0.57	0.86	48	(h)
13.34	0.94	410,000	0.82	0.54	0.82	110	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$24.55	$0.14	(e)	$2.26	$2.40	$(0.10)	$(3.00)	$(3.10)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19	3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (d) to June 30, 2005	24.63	0.12		0.92	1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.85	9.71%	$63,064	0.83%	1.13%	0.83%	16%
24.55	14.52	58,933	0.85	0.83	0.85	45
25.57	4.21	33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (The “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies.

The following are eight separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Dynamic Small Cap Fund	Class A, Class B, Class C and Select Class	JPM I
Micro Cap Fund	Class A, Class C and Select Class	JPM I
Small Cap Core Fund	Select Class	JPM I
Small Cap Equity Fund	Class A, Class B, Class C, R Class and Select Class	JPM I
Small Cap Growth Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM II
Small Cap Value Fund	Class A, Class B, Class C, R Class, Select Class and Ultra	JPM II
Strategic Small Cap Value Fund	Class A, Class C and Select Class	JPM I
U.S. Small Company Fund	Select Class and Institutional Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the

94   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2006, the Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Dynamic Small Cap Fund	$12	$51,820	$50,493
Small Cap Core Fund	49	274,806	266,644
Small Cap Equity Fund	41	185,673	181,407
Small Cap Growth Fund	36	144,088	140,615
Small Cap Value Fund	54	201,002	195,432
U.S. Small Company Fund	9	35,742	34,716

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Dynamic Small Cap Fund	0.65%
Micro Cap Fund	1.25
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

96   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2006 are as follows:

	Period Ended 12/31/06
Dynamic Small Cap Fund	$4
Micro Cap Fund	—	(a)
Small Cap Core Fund	19
Small Cap Equity Fund	31
Small Cap Growth Fund	10
Small Cap Value Fund	21
Strategic Small Cap Value Fund	—	(a)
U.S. Small Company Fund	4

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Dynamic Small Cap Fund	0.25%	0.75%	0.75%
Micro Cap Fund	0.25	n/a	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Small Cap Growth Fund	0.25	0.75	0.75
Small Cap Value Fund	0.25	0.75	0.75
Strategic Small Cap Value Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Dynamic Small Cap Fund	$20	$7
Small Cap Equity Fund	824	28
Small Cap Growth Fund	73	21
Small Cap Value Fund	211	18

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Dynamic Small Cap Fund	0.25%	0.25%	0.25%	n/a	0.25%	n/a
Micro Cap Fund	0.25	n/a	0.25	n/a	0.25	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	n/a	0.25	n/a
U.S. Small Company Fund	n/a	n/a	n/a	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class	Ultra
Dynamic Small Cap Fund	1.50%	2.12%	2.12%	n/a	1.10%	n/a	n/a
Micro Cap Fund	1.70	n/a	2.20	n/a	1.45	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.65%	0.85	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	n/a	1.35	n/a	n/a
U.S. Small Company Fund	n/a	n/a	n/a	n/a	1.01	0.83	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the six months ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Fund	$295	$34	$74	$403	$—
Micro Cap Fund	49	4	10	63	37
Small Cap Core Fund	—	28	463	491	—
Small Cap Equity Fund	712	225	109	1,046	—
Small Cap Growth Fund	—	4	233	237	—
Small Cap Value Fund	—	—	304	304	—
Strategic Small Cap Value Fund	26	3	6	35	43
U.S. Small Company Fund	—	27	56	83	—

98   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Fund	$1	$5	$—	$6
Small Cap Core Fund	—	83	751	834
Small Cap Equity Fund	—	34	—	34
Small Cap Growth Fund	—	—	16	16
Small Cap Value Fund	—	—	64	64

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended December 31, 2006 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2006 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Fund	$127,475	$142,995
Micro Cap Fund	19,490	5,435
Small Cap Core Fund	117,954	225,455
Small Cap Equity Fund	246,802	90,812
Small Cap Growth Fund	241,811	288,715
Small Cap Value Fund	140,506	159,508
Strategic Small Cap Value Fund	2,231	2,442
U.S. Small Company Fund	23,327	47,081

During the period ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Fund	$232,913	$37,865	$4,106	$33,759
Micro Cap Fund	19,651	898	387	511
Small Cap Core Fund	1,134,691	246,525	44,304	202,221
Small Cap Equity Fund	956,466	177,866	7,558	170,308
Small Cap Growth Fund	616,043	118,445	16,255	102,190
Small Cap Value Fund	950,278	216,407	18,890	197,517
Strategic Small Cap Value Fund	4,768	672	144	528
U.S. Small Company Fund	139,549	32,888	4,590	28,298

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of six months ended December 31, 2006. Average borrowings from the Facility for the six months ended December 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Dynamic Small Cap Fund	$616	2	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds.

100   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Transfer-In-Kind

After the close of business on February 3, 2006, two common trust funds managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Small Cap Core Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the Small Cap Core Fund and the Small Cap Core Fund received portfolio securities with market values as listed below, including net unrealized appreciation of $72,731 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Small Cap Core Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Small Cap Core Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Emerging Growth Trust	$100,174	2,102
JPMorgan Chase Bank Special Equities Fund	233,243	4,895

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   101

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

102   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   103

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

104   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Dynamic Small Cap Fund
Class A
Actual	$1,000.00	$1,078.90	$7.86	1.50%
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class B
Actual	1,000.00	1,075.70	10.99	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class C
Actual	1,000.00	1,075.20	10.98	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Select Class
Actual	1,000.00	1,081.10	5.77	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Micro Cap Fund
Class A
Actual	1,000.00	1,031.80	8.71	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class C
Actual	1,000.00	1,029.40	11.25	2.20
Hypothetical	1,000.00	1,014.12	11.17	2.20
Select Class
Actual	1,000.00	1,033.60	7.43	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45

106   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Small Cap Core Fund
Select Class
Actual	$1,000.00	$1,075.40	$4.18	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,099.50	6.09	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class B
Actual	1,000.00	1,096.70	8.72	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class C
Actual	1,000.00	1,096.80	8.72	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
R Class
Actual	1,000.00	1,102.30	3.44	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Select Class
Actual	1,000.00	1,101.20	4.50	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

Small Cap Growth Fund
Class A
Actual	1,000.00	1,075.30	6.49	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,072.20	9.61	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class C
Actual	1,000.00	1,071.90	9.61	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Select Class
Actual	1,000.00	1,076.80	5.18	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Institutional Class
Actual	1,000.00	1,077.40	4.45	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

Small Cap Value Fund
Class A
Actual	1,000.00	1,094.80	6.49	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,091.80	9.65	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	1,091.90	9.65	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   107

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Small Cap Value Fund — Continued
Class R
Actual	$1,000.00	$1,096.50	$4.65	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Select Class
Actual	1,000.00	1,095.80	5.18	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Ultra Class
Actual	1,000.00	1,097.10	4.39	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

Strategic Small Cap Value Fund
Class A
Actual	1,000.00	1,079.70	8.44	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61
Class C
Actual	1,000.00	1,077.80	11.05	2.11
Hypothetical	1,000.00	1,014.57	10.71	2.11
Select Class
Actual	1,000.00	1,081.20	7.13	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36

U.S. Small Company Fund
Select Class
Actual	1,000.00	1,076.10	5.29	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Institutional Class
Actual	1,000.00	1,077.00	4.35	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

108   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Dynamic Small Cap Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. For Funds which had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The

110   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of their review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Trustees also considered the special analysis by the independent consultant of the performance of the Funds with greater than one year of performance history. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Dynamic Small Cap Fund’s performance in the third, fourth and third quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees also noted that the Advisor had changed the Fund’s portfolio management team and that the Fund had experienced improved performance since the change had been made. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the actions being taken.

The Trustees noted that the prospects for acceptable performance of the Micro Cap Fund appeared strong based on both the team and investment approach proposed for the Micro Cap Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Small Cap Core Fund’s performance in the fourth, fourth and fifth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees also noted that the Advisor had changed the Fund’s portfolio management team and that the Fund had experienced improved performance year-to-date. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the actions being taken.

The Trustees noted the Small Cap Equity Fund’s performance in the first, first and third quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Small Cap Growth Fund’s performance in the second, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Small Cap Value Fund’s performance in the third, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Strategic Small Cap Value Fund appeared strong based on both the team and investment approach proposed for the Strategic Small Cap Value Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the U.S. Small Company Fund’s performance in the fourth, fifth and fifth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees also noted that the Advisor had changed the Fund’s portfolio management team and that the Fund had experienced improved performance. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the actions being taken.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Dynamic Small Cap Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Micro Cap Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the fourth quintile of its Universe Group.

The Trustees noted that the Small Cap Core Fund’s fee was considered reasonable recognizing that the net advisory fee was in second quintile and the total actual expenses were in the first quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN SMALL CAP FUNDS   111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (continued)

The Trustees noted that the Small Cap Equity Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Small Cap Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Small Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Strategic Small Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the fourth quintile of its Universe Group.

The Trustees noted that the U.S. Small Company Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

112   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-SC-1206

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Investor
Funds

JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Investor Balanced Fund	2
JPMorgan Investor Conservative Growth Fund	4
JPMorgan Investor Growth Fund	6
JPMorgan Investor Growth & Income Fund	8
Schedules of Portfolio Investments	10
Financial Statements	14
Financial Highlights	22
Notes to Financial Statements	30
Trustees	35
Officers	37
Schedule of Shareholder Expenses	39
Board Approval of Investment Advisory Agreements	41

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Bonds generated modestly positive performance

•	Consumer spending likely to moderate as job gains decrease

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007  (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Investor Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“ We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Cooling economy encourages bond market

Overall, bonds generated modestly positive performance during the period. The Lehman Brothers Aggregate Bond Index posted a total return of 5.09% for the six-months, finishing 2006 as the seventh-consecutive year of positive returns for the Lehman Brothers Aggregate Bond Index. Spread sectors outperformed Treasuries, with corporate bonds leading the way. The credit sector advanced on record-low defaults, sound corporate fundamentals and positive earnings growth.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 may be much like the prior year, if an improving inflation picture gives a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   1

JPMorgan Investor Balanced Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006  (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,861,588
Primary Benchmark	Lehman Brothers Intermediate Aggregate Bond Index
Supplemental Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Balanced Fund, which seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities, returned 7.76% (Select Class Shares) during the six months ended December 31, 2006.* The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities. As a result, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.72%, while the Fund’s supplemental benchmark, the Russell 3000 Index, returned 12.09%. The Fund’s composite benchmark returned 8.37%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 50% Lehman Brothers Intermediate Aggregate Bond Index and 50% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other assets, such as below investment-grade, high-yield bonds (also known as junk bonds), market-neutral strategies and real estate investment trusts (REITs). Continued strong earnings growth and stabilization of core inflation were the major catalysts for financial markets. The broad U.S. stock market as represented by the Russell 3000 Index was up 12.09%, while intermediate investment grade bonds, as represented by the Lehman Brothers Intermediate Aggregate Bond Index, was up 4.72%.

The Fund’s 19% exposure to high yield bonds and market neutral strategies hindered performance. The Fund’s return could not keep pace with that of its equity benchmark or composite benchmark, with both significantly boosted by the return on stocks.

The Fund’s modest tactical underweight in real estate investment trusts (REITs) did not pay off in the period as the Dow Jones Wilshire Real Estate Securities Index was up more than 19%.

Notable performers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan Emerging Market Debt Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Japan Fund, the JPMorgan International Equity Fund and the JPMorgan Large Cap Growth Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities, diversifying between equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies as well as REITs). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-cap and international stocks. In addition, the underlying funds in which the Fund invests utilized alternative investments, including market neutral strategies, high-yield bonds, emerging market debt, Treasury Inflation-Protected Securities (TIPS) and REITs.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund-specific benchmarks. We also evaluate our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will perform well over the long term — while maintaining a level of volatility that is similar to that of our blended benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		10.18%	6.40%	7.18%
With Sales Charge*		5.18	5.43	6.68
CLASS B SHARES	12/10/96
Without CDSC		9.56	5.67	6.57
With CDSC**		4.56	5.35	6.57
CLASS C SHARES	7/1/97
Without CDSC		9.55	5.69	6.43
With CDSC***		8.55	5.69	6.43
SELECT CLASS SHARES	12/10/96	10.45	6.67	7.46

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Balanced Fund, the Lehman Brothers Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed Asset Target Allocation Moderate Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark represents the total returns of the Lehman Brothers Intermediate Aggregate Bond Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   3

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006  (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$763,104
Primary Benchmark	Lehman Brothers Intermediate Aggregate Bond Index
Supplemental Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Conservative Growth Fund, which seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities, returned 6.00% (Select Class Shares) during the six months ended December 31, 2006.* The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in fixed income securities and 30% in equity securities. As a result, the Fund’s performance is compared to both broad-based fixed income and equity benchmarks. The Fund’s primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.72%, while the Fund’s supplemental benchmark, the Russell 3000 Index, returned 12.09%. The Fund’s composite benchmark returned 6.9%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 70% Lehman Brothers Intermediate Aggregate Bond Index and 30% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other assets, such as below investment-grade, high-yield bonds (also known as junk bonds), market-neutral strategies and real estate investment trusts (REITs). Continued strong earnings growth and stabilization of core inflation were the major catalysts for financial markets. The broad U.S. stock market, as represented by the Russell 3000 Index, was up 12.09%, while intermediate investment-grade bonds, as represented by the Lehman Intermediate Aggregate Bond Index, was up 4.72%.

The Fund was strategically not invested in funds that invest in small-cap stocks relative to mid-cap stocks, due to its conservative profile. This positioning hurt the Fund during the six-month period as small-cap stocks outperformed mid-cap stocks. The Fund’s modest tactical underweight in funds that invest in real estate investment trusts (REITs) did not pay off in the period as the Dow Jones Wilshire Real Estate Securities Index was up more than 19%.

Notable performers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan Emerging Market Debt Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Japan Fund, JP Morgan Intrepid Long/Short Fund and JPMorgan Large Cap Growth Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in fixed income securities and moderately in equity securities, diversifying between equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies as well as REITs). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-cap and international stocks. In addition, the underlying funds in which the Fund invests utilized alternative investments, including market neutral, high-yield bonds, emerging market debt, Treasury Inflation-Protected Securities (TIPS) and REITs.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund specific benchmarks. We also evaluate our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will perform well over the long term — while maintaining a level of volatility that is similar to that of our blended benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		7.53%	5.24%	5.98%
With Sales Charge*		2.67	4.28	5.49
CLASS B SHARES	12/10/96
Without CDSC		6.96	4.53	5.37
With CDSC**		1.96	4.19	5.37
CLASS C SHARES	7/1/97
Without CDSC		6.98	4.53	5.24
With CDSC***		5.98	4.53	5.24
SELECT CLASS SHARES	12/10/96	7.76	5.50	6.25

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Conservative Growth Fund, the Lehman Brothers Intermediate Aggregate Bond Index, the Russell 3000 Index, Composite Benchmark, and the Lipper Mixed Asset Target Allocation Conservative Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark represents the total returns of the Lehman Brothers Intermediate Aggregate Bond Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   5

JPMorgan Investor Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006  (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,420,744
Primary Benchmark	Russell 3000 Index
Supplemental Benchmark	Lehman Brothers Intermediate Aggregate Bond Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Growth Fund, which seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities, returned 9.99% (Select Class Shares) during the six months ended December 31, 2006.* The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 90% in equity securities and 10% in fixed income securities. As a result, the Fund’s performance is compared both to broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Russell 3000 Index, returned 12.09%, while the Fund’s supplemental benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.72%. The Fund’s composite benchmark returned 11.34%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 10% Lehman Brothers Intermediate Aggregate Bond Index and 90% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other assets, such as below investment-grade, high-yield bonds (also known as junk bonds), market-neutral strategies and real estate investment trusts (REITs). Continued strong earnings growth and stabilization of core inflation were the major catalysts for financial markets. The broad U.S. stock market, as represented by the Russell 3000 Index, was up 12.09%, while intermediate investment-grade bonds, as represented by the Lehman Brothers Intermediate Aggregate Bond Index, was up 4.72%.

The Fund’s 14% exposure to high yield bonds and market neutral strategies hindered performance. The Fund’s return could not keep pace with that of its benchmark or composite benchmark, with both significantly boosted by the return on stocks.

The Fund’s modest tactical underweight in real estate investment trusts (REITs) did not pay off in the period as the Dow Jones Wilshire Real Estate Securities Index was up more than 19%.

Notable performers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan Emerging Market Debt Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Japan Fund, JPMorgan International Equity Fund and JPMorgan Large Cap Growth Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in equity securities, such as international, small-, mid- and large-cap funds, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies as well as REITs). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-, small-cap and international stocks. In addition, the underlying funds in which the Fund invests utilized alternative investments, including market-neutral strategies, high-yield bonds, emerging market debt, Treasury Inflation-Protected Securities (TIPS) and REITs.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund-specific benchmarks. We also evaluate our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will outperform our benchmarks and peer group over the long term — while maintaining a level of volatility that is similar to that of our benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		14.59%	7.35%	8.56%
With Sales Charge*		9.42	6.36	8.06
CLASS B SHARES	12/10/96
Without CDSC		13.98	6.61	8.05
With CDSC**		8.98	6.30	8.05
CLASS C SHARES	7/1/97
Without CDSC		13.96	6.62	7.90
With CDSC***		12.96	6.62	7.90
SELECT CLASS SHARES	12/10/96	14.91	7.61	8.89

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, Composite Benchmark, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Multi-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark represents the total returns of the Russell 3000 Index (90%) and the Lehman Brothers Intermediate Aggregate Bond Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006  (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,998,649
Primary Benchmark	Russell 3000 Index
Supplemental Benchmark	Lehman Brothers Intermediate Aggregate Bond Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Growth & Income Fund, which seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities, returned 8.97% (Select Class Shares) during the six months ended December 31, 2006.* The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in equity securities and 30% in fixed income securities. As a result, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Russell 3000 Index, returned 12.09%, while the Fund’s supplemental benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.72%. The Fund’s composite benchmark returned 9.85%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 30% Lehman Brothers Intermediate Aggregate Bond Index and 70% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other assets, such as below investment-grade, high-yield bonds (also known as junk bonds), market-neutral strategies and real estate investment trusts (REITs). Continued strong earnings growth and stabilization of core inflation were the major catalysts for financial markets. The broad U.S. stock market, as represented by the Russell 3000 Index was up 12.09%, while intermediate investment-grade bonds, as represented by the Lehman Brothers Intermediate Aggregate Bond Index, was up 4.72%.

The Fund’s 19% exposure to high yield bonds and market neutral strategies hindered performance. The Fund’s return could not keep pace with that of its benchmark and its composite benchmark, which were significantly boosted by the return on stocks. The Fund’s modest tactical underweight in REITs did not pay off this period as the Dow Jones Wilshire Real Estate Securities Index was up more than 19%.

Notable performers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan Emerging Market Debt Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Japan Fund, JPMorgan International Equity Fund and JPMorgan Large Cap Growth Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in equity securities and moderately in fixed income securities, diversifying between equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies as well as REITs). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-, small-cap and international stocks. In addition, the underlying funds in which the Fund invests utilized alternative investments, including market neutral strategies, high-yield bonds, emerging market debt, Treasury Inflation-Protected Securities (TIPS) and REITs.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund specific benchmarks. We also evaluate our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will outperform our benchmarks and peer group over the long term — while maintaining a level of volatility that is similar to that of our benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

8   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		12.53%	6.90%	7.96%
With Sales Charge*		7.44	5.92	7.47
CLASS B SHARES	12/10/96
Without CDSC		11.79	6.16	7.32
With CDSC**		6.79	5.84	7.32
CLASS C SHARES	7/1/97
Without CDSC		11.87	6.16	7.20
With CDSC***		10.87	6.16	7.20
SELECT CLASS SHARES	12/10/96	12.77	7.18	8.16

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, Composite Benchmark, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Mixed Asset Target Allocation Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark represents the total returns of the Russell 3000 Index (70%) and the Lehman Brothers Intermediate Aggregate Bond Index (30%). The Lipper Mixed Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   9

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.2% (b)
15,137	JPMorgan Core Bond Fund	159,993
28,084	JPMorgan Core Plus Bond Fund	216,806
2,159	JPMorgan Emerging Markets Debt Fund	18,828
1,299	JPMorgan Equity Income Fund	15,464
16,980	JPMorgan Government Bond Fund	170,817
17,589	JPMorgan High Yield Bond Fund	149,332
8,980	JPMorgan Intermediate Bond Fund	92,497
497	JPMorgan International Equity Fund	18,642
4,026	JPMorgan International Equity Index Fund	112,275
4,214	JPMorgan Intrepid America Fund	117,613
2,888	JPMorgan Intrepid Growth Fund	65,213
1,150	JPMorgan Intrepid Long/Short Fund	18,966
2,150	JPMorgan Intrepid Mid Cap Fund	37,230
1,878	JPMorgan Japan Fund	18,572
4,133	JPMorgan Large Cap Growth Fund (a)	69,931
5,773	JPMorgan Large Cap Value Fund	99,242
27,671	JPMorgan Liquid Assets Money Market Fund	27,671
6,082	JPMorgan Market Expansion Index Fund	74,625
13,326	JPMorgan Multi-Cap Market Neutral Fund	146,716
1,964	JPMorgan Real Return Fund	18,359
3,836	JPMorgan Short Duration Bond Fund	40,279
9,321	JPMorgan U.S. Equity Fund	105,512
1,794	JPMorgan U.S. Large Cap Core Plus Fund	33,882
825	JPMorgan U.S. Real Estate Fund	18,673
1,871	JPMorgan Ultra Short Duration Bond Fund	18,244
	Total Investments — 100.2% (Cost $1,686,086)	1,865,382
	Liabilities in Excess of Other Assets — (0.2)%	(3,794)
	Net Assets — 100.0%	$1,861,588

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.7% (b)
8,219	JPMorgan Core Bond Fund	86,877
12,096	JPMorgan Core Plus Bond Fund	93,381
884	JPMorgan Emerging Markets Debt Fund	7,711
826	JPMorgan Equity Income Fund	9,825
7,503	JPMorgan Government Bond Fund	75,477
6,304	JPMorgan High Yield Bond Fund	53,520
6,624	JPMorgan Intermediate Bond Fund	68,232
546	JPMorgan International Equity Index Fund	15,224
955	JPMorgan Intrepid America Fund	26,645
759	JPMorgan Intrepid Growth Fund	17,132
471	JPMorgan Intrepid Long/Short Fund	7,771
869	JPMorgan Intrepid Mid Cap Fund	15,050
778	JPMorgan Japan Fund	7,694
799	JPMorgan Large Cap Growth Fund (a)	13,512
1,271	JPMorgan Large Cap Value Fund	21,842
12,506	JPMorgan Liquid Assets Money Market Fund	12,506
5,424	JPMorgan Multi-Cap Market Neutral Fund	59,721
807	JPMorgan Real Return Fund	7,547
7,248	JPMorgan Short Duration Bond Fund	76,100
2,271	JPMorgan U.S. Equity Fund	25,706
420	JPMorgan U.S. Large Cap Core Plus Fund	7,927
330	JPMorgan U.S. Real Estate Fund	7,462
4,502	JPMorgan Ultra Short Duration Bond Fund	43,892
	Total Investments — 99.7% (Cost $723,537)	760,754
	Other Assets in Excess of Liabilities — 0.3%	2,350
	NET ASSETS — 100.0%	$763,104

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   11

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
3,374	JPMorgan Core Bond Fund	35,660
1,574	JPMorgan Emerging Markets Debt Fund	13,724
4,974	JPMorgan High Yield Bond Fund	42,229
1,517	JPMorgan International Equity Fund	56,935
4,554	JPMorgan International Equity Index Fund	127,023
4,805	JPMorgan Intrepid America Fund	134,113
3,294	JPMorgan Intrepid Growth Fund	74,373
848	JPMorgan Intrepid Long/Short Fund	13,983
4,863	JPMorgan Intrepid Mid Cap Fund	84,219
1,435	JPMorgan Japan Fund	14,193
8,324	JPMorgan Large Cap Growth Fund (a)	140,846
10,925	JPMorgan Large Cap Value Fund	187,794
27,716	JPMorgan Liquid Assets Money Market Fund	27,716
6,868	JPMorgan Market Expansion Index Fund	84,269
10,070	JPMorgan Multi-Cap Market Neutral Fund	110,873
1,450	JPMorgan Real Return Fund	13,556
1,790	JPMorgan Small Cap Value Fund	42,682
15,188	JPMorgan U.S. Equity Fund	171,924
756	JPMorgan U.S. Large Cap Core Plus Fund	14,273
619	JPMorgan U.S. Real Estate Fund	14,007
1,678	JPMorgan Ultra Short Duration Bond Fund	16,363
	Total Investments — 100.0% (Cost $1,201,768)	1,420,755
	Liabilities in Excess of Other Assets — 0.0% (g)	(11)
	NET ASSETS — 100.0%	$1,420,744

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(g)	—	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
8,724	JPMorgan Core Bond Fund	92,211
20,041	JPMorgan Core Plus Bond Fund	154,719
2,292	JPMorgan Emerging Markets Debt Fund	19,988
8,567	JPMorgan Government Bond Fund	86,187
18,839	JPMorgan High Yield Bond Fund	159,940
1,866	JPMorgan Intermediate Bond Fund	19,218
1,586	JPMorgan International Equity Fund	59,524
4,341	JPMorgan International Equity Index Fund	121,072
5,303	JPMorgan Intrepid America Fund	148,010
3,542	JPMorgan Intrepid Growth Fund	79,988
1,229	JPMorgan Intrepid Long/Short Fund	20,273
4,612	JPMorgan Intrepid Mid Cap Fund	79,886
2,046	JPMorgan Japan Fund	20,236
9,634	JPMorgan Large Cap Growth Fund (a)	163,011
11,552	JPMorgan Large Cap Value Fund	198,579
27,059	JPMorgan Liquid Assets Money Market Fund	27,058
8,134	JPMorgan Market Expansion Index Fund	99,809
14,287	JPMorgan Multi-Cap Market Neutral Fund	157,295
2,057	JPMorgan Real Return Fund	19,232
1,685	JPMorgan Small Cap Value Fund	40,159
17,217	JPMorgan U.S. Equity Fund	194,892
1,070	JPMorgan U.S. Large Cap Core Plus Fund	20,218
877	JPMorgan U.S. Real Estate Fund	19,841
	Total Investments — 100.1% (Cost $1,731,263)	2,001,346
	Liabilities in Excess of Other Assets — (0.1)%	(2,697)
	NET ASSETS — 100.0%	$1,998,649

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   13

STATEMENTS OF ASSETS AND LIABILITIES
As of December 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund		Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$1,865,382	$760,754		$1,420,755	$2,001,346
Cash	—	—	(b)	1	—	(b)
Receivables:
Fund shares sold	4,470	2,289		2,909	4,463
Interest and dividends	3,887	2,149		625	2,617
Prepaid expenses and other assets	2	—	(b)	1	2
Total Assets	1,873,741	765,192		1,424,291	2,008,428

Liabilities:
Payables:
Due to custodian	2	—		—	—
Dividends	2,664	682		1,047	1,807
Fund shares redeemed	8,198	797		1,122	6,371
Accrued liabilities:
Investment advisory fees	79	32		60	85
Administration fees	111	59		93	118
Shareholder servicing fees	91	41		61	93
Distribution fees	700	296		596	793
Custodian and accounting fees	24	16		21	33
Trustees’ and Officers’ fees	7	6		3	4
Other	277	159		544	475
Total Liabilities	12,153	2,088		3,547	9,779
Net Assets	$1,861,588	$763,104		$1,420,744	$1,998,649

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid in capital	$1,679,372	$724,895	$1,174,786	$1,717,019
Accumulated undistributed (distributions in excess of) net investment income	(8,145)	(1,948)	(5,002)	(5,279)
Accumulated net realized gains (losses)	11,065	2,940	31,973	16,826
Net unrealized appreciation (depreciation)	179,296	37,217	218,987	270,083
Total Net Assets	$1,861,588	$763,104	$1,420,744	$1,998,649

Net Assets:
Class A	$966,307	$398,081	$639,379	$960,852
Class B	658,565	259,971	631,487	804,498
Class C	114,269	69,717	92,225	117,918
Select Class	122,447	35,335	57,653	115,381
Total	$1,861,588	$763,104	$1,420,744	$1,998,649

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	75,982	35,842	40,113	66,672
Class B	51,867	23,400	40,146	56,082
Class C	9,061	6,289	5,942	8,317
Select Class	9,621	3,172	3,574	8,087

Net Asset Value
Class A — Redemption price per share	$12.72	$11.11	$15.94	$14.41
Class B — Offering price per share (a)	12.70	11.11	15.73	14.35
Class C — Offering price per share (a)	12.61	11.09	15.52	14.18
Select Class — Offering and redemption price per share	12.73	11.14	16.13	14.27
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$13.32	$11.63	$16.69	$15.09
Cost of investments	$1,686,086	$723,537	$1,201,768	$1,731,263

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   15

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME
Dividend income from affiliates	$33,425	$15,999	$14,736	$28,192

EXPENSES
Investment advisory fees	463	193	340	491
Administration fees	653	353	532	681
Distribution fees:
Class A	1,182	496	746	1,159
Class B	2,503	1,015	2,326	3,004
Class C	421	261	334	424
Shareholder servicing fees:
Class A	1,182	496	746	1,159
Class B	834	338	775	1,001
Class C	140	87	111	141
Select Class	158	45	70	152
Custodian and accounting fees	52	27	38	57
Interest expense	—	— (a)	—	—
Professional fees	27	21	28	31
Trustees’ and Officers’ fees	15	6	11	16
Printing and mailing costs	119	57	113	139
Registration and filing fees	56	35	46	58
Transfer agent fees	292	110	496	431
Other	18	11	17	28
Total expenses	8,115	3,551	6,729	8,972
Less amounts waived	(1,764)	(725)	(1,366)	(1,917)
Less earnings credits	(6)	(4)	(4)	(6)
Less reimbursement for legal matters	(6)	(3)	(4)	(6)
Net expenses	6,339	2,819	5,355	7,043
Net investment income (loss)	27,086	13,180	9,381	21,149

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on investments in affiliates	12,029	5,410	6,398	15,373
Distributions of realized gains by investment company affiliates	35,615	8,613	58,438	63,562
Change in unrealized appreciation (depreciation) of investments in affiliates	57,005	15,711	51,451	61,583
Net realized/unrealized gains (losses)	104,649	29,734	116,287	140,518
Change in net assets resulting from operations	$131,735	$42,914	$125,668	$161,667

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,086	$47,614	$13,180	$24,656
Net realized gain (loss) on investments in affiliates	12,029	14,477	5,410	4,468
Distributions of realized gains by investment company affiliates	35,615	32,620	8,613	13,658
Change in net unrealized appreciation (depreciation) of investments in affiliates	57,005	8,511	15,711	(15,986)
Change in net assets resulting from operations	131,735	103,222	42,914	26,796

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,160)	(25,576)	(8,210)	(13,244)
From net realized gains	(22,838)	(6,761)	(9,743)	(2,679)
Class B
From net investment income	(11,343)	(15,675)	(4,792)	(8,339)
From net realized gains	(15,621)	(5,424)	(6,356)	(2,067)
Class C
From net investment income	(1,970)	(2,502)	(1,263)	(2,103)
From net realized gains	(2,730)	(849)	(1,708)	(528)
Select Class
From net investment income	(2,731)	(3,047)	(774)	(881)
From net realized gains	(3,048)	(696)	(861)	(161)
Total distributions to shareholders	(79,441)	(60,530)	(33,707)	(30,002)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(19,308)	85,634	(19,277)	(16,232)

NET ASSETS:
Change in net assets	32,986	128,326	(10,070)	(19,438)
Beginning of period	1,828,602	1,700,276	773,174	792,612
End of period	$1,861,588	$1,828,602	$763,104	$773,174
Accumulated undistributed (distributions in excess of) net investment income	$(8,145)	$(27)	$(1,948)	$(89)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,381	$15,509	$21,149	$37,721
Net realized gain (loss) on investments in affiliates	6,398	22,036	15,373	33,688
Distributions of realized gains by investment company affiliates	58,438	37,872	63,562	42,192
Change in net unrealized appreciation (depreciation) of investments in affiliates	51,451	50,960	61,583	36,911
Change in net assets resulting from operations	125,668	126,377	161,667	150,512

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,095)	(7,742)	(13,722)	(19,548)
From net realized gains	(18,038)	—	(25,445)	—
Class B
From net investment income	(5,715)	(6,124)	(9,388)	(13,484)
From net realized gains	(18,082)	—	(21,450)	—
Class C
From net investment income	(851)	(872)	(1,393)	(1,831)
From net realized gains	(2,679)	—	(3,180)	—
Select Class
From net investment income	(701)	(699)	(1,897)	(2,488)
From net realized gains	(1,616)	—	(3,200)	—
Total distributions to shareholders	(54,777)	(15,437)	(79,675)	(37,351)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	46,503	33,124	(9,971)	28,800

NET ASSETS:
Change in net assets	117,394	144,064	72,021	141,961
Beginning of period	1,303,350	1,159,286	1,926,628	1,784,667
End of period	$1,420,744	$1,303,350	$1,998,649	$1,926,628
Accumulated undistributed (distributions in excess of) net investment income	$(5,002)	$(21)	$(5,279)	$(28)

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$127,956	$321,496	$51,440	$143,731
Dividends reinvested	40,409	30,900	16,637	14,830
Cost of shares redeemed	(160,004)	(252,732)	(71,707)	(137,530)
Change in net assets from Class A capital transactions	$8,361	$99,664	$(3,630)	$21,031
Class B
Proceeds from shares issued	$28,581	$86,447	$10,303	$34,507
Dividends reinvested	26,131	20,339	10,561	9,789
Cost of shares redeemed	(84,408)	(167,806)	(40,801)	(85,870)
Change in net assets from Class B capital transactions	$(29,696)	$(61,020)	$(19,937)	$(41,574)
Class C
Proceeds from shares issued	$12,665	$32,548	$8,385	$22,403
Dividends reinvested	4,055	2,846	2,611	2,278
Cost of shares redeemed	(16,768)	(32,987)	(12,287)	(32,637)
Change in net assets from Class C capital transactions	$(48)	$2,407	$(1,291)	$(7,956)
Select Class
Proceeds from shares issued	$23,983	$73,399	$10,952	$19,777
Dividends reinvested	1,046	523	459	328
Cost of shares redeemed	(22,954)	(29,339)	(5,830)	(7,838)
Change in net assets from Select Class capital transactions	$2,075	$44,583	$5,581	$12,267

SHARE TRANSACTIONS:
Class A
Issued	10,027	26,070	4,570	13,019
Reinvested	3,150	2,509	1,486	1,346
Redeemed	(12,593)	(20,475)	(6,397)	(12,458)
Change in Class A Shares	584	8,104	(341)	1,907
Class B
Issued	2,253	7,023	918	3,126
Reinvested	2,040	1,656	943	888
Redeemed	(6,649)	(13,619)	(3,634)	(7,777)
Change in Class B Shares	(2,356)	(4,940)	(1,773)	(3,763)
Class C
Issued	1,001	2,663	746	2,034
Reinvested	319	233	234	207
Redeemed	(1,333)	(2,698)	(1,099)	(2,960)
Change in Class C Shares	(13)	198	(119)	(719)
Select Class
Issued	1,899	5,925	984	1,788
Reinvested	81	43	41	30
Redeemed	(1,810)	(2,370)	(514)	(708)
Change in Select Class Shares	170	3,598	511	1,110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$88,502	$184,813	$102,329	$270,319
Dividends reinvested	24,357	7,508	38,203	19,049
Cost of shares redeemed	(61,839)	(119,807)	(120,165)	(245,120)
Change in net assets from Class A capital transactions	$51,020	$72,514	$20,367	$44,248
Class B
Proceeds from shares issued	$29,591	$75,463	$34,836	$100,243
Dividends reinvested	23,321	5,986	30,139	13,130
Cost of shares redeemed	(64,836)	(128,895)	(90,130)	(179,914)
Change in net assets from Class B capital transactions	$(11,924)	$(47,446)	$(25,155)	$(66,541)
Class C
Proceeds from shares issued	$7,546	$15,237	$10,659	$23,059
Dividends reinvested	2,686	649	3,289	1,304
Cost of shares redeemed	(9,373)	(18,048)	(10,544)	(23,122)
Change in net assets from Class C capital transactions	$859	$(2,162)	$3,404	$1,241
Select Class
Proceeds from shares issued	$16,256	$15,730	$12,275	$59,629
Dividends reinvested	380	221	1,220	752
Cost of shares redeemed	(10,088)	(5,733)	(22,082)	(10,529)
Change in net assets from Select Class capital transactions	$6,548	$10,218	$(8,587)	$49,852

SHARE TRANSACTIONS:
Class A
Issued	5,647	12,480	7,167	19,842
Reinvested	1,514	500	2,631	1,388
Redeemed	(3,946)	(8,134)	(8,457)	(18,041)
Change in Class A Shares	3,215	4,846	1,341	3,189
Class B
Issued	1,916	5,159	2,456	7,386
Reinvested	1,469	401	2,085	959
Redeemed	(4,200)	(8,850)	(6,358)	(13,278)
Change in Class B Shares	(815)	(3,290)	(1,817)	(4,933)
Class C
Issued	494	1,056	755	1,719
Reinvested	171	44	230	96
Redeemed	(621)	(1,259)	(755)	(1,727)
Change in Class C Shares	44	(159)	230	88
Select Class
Issued	1,057	1,035	870	4,394
Reinvested	23	15	85	55
Redeemed	(651)	(386)	(1,548)	(775)
Change in Select Class Shares	429	664	(593)	3,674

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.36	$0.20	$0.73	$0.93	$(0.26)	$(0.31)	$—	$(0.57)
Year Ended June 30, 2006	12.06	0.36	0.39	0.75	(0.35)	(0.10)	—	(0.45)
Year Ended June 30, 2005	11.57	0.30	0.53	0.83	(0.34)	—	—	(0.34)
Year Ended June 30, 2004	10.63	0.24	0.94	1.18	(0.24)	—	—	(0.24)
Year Ended June 30, 2003	10.48	0.28	0.15	0.43	(0.28)	—	—	(0.28)
Year Ended June 30, 2002	11.44	0.34	(0.92)	(0.58)	(0.34)	(0.04)	—	(0.38)

Investor Conservative Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	10.98	0.21	0.43	0.64	(0.23)	(0.28)	—	(0.51)
Year Ended June 30, 2006	11.03	0.37	0.02	0.39	(0.37)	(0.07)	—	(0.44)
Year Ended June 30, 2005	10.73	0.33	0.33	0.66	(0.36)	—	—	(0.36)
Year Ended June 30, 2004	10.35	0.29	0.38	0.67	(0.29)	—	—	(0.29)
Year Ended June 30, 2003	10.13	0.35	0.22	0.57	(0.35)	—	—	(0.35)
Year Ended June 30, 2002	10.69	0.41	(0.52)	(0.11)	(0.41)	(0.04)	—	(0.45)

Investor Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	15.10	0.13	1.36	1.49	(0.18)	(0.47)	—	(0.65)
Year Ended June 30, 2006	13.77	0.23	1.33	1.56	(0.23)	—	—	(0.23)
Year Ended June 30, 2005	12.94	0.11	0.91	1.02	(0.19)	—	—	(0.19)
Year Ended June 30, 2004	10.80	0.04	2.11	2.15	—	—	(0.01)	(0.01)
Year Ended June 30, 2003	11.03	0.06	(0.24)	(0.18)	(0.04)	—	(0.01)	(0.05)
Year Ended June 30, 2002	12.97	0.12	(1.80)	(1.68)	(0.10)	(0.16)	—	(0.26)

Investor Growth & Income Fund
Six Months Ended December 31, 2006 (Unaudited)	13.81	0.17	1.04	1.21	(0.21)	(0.40)	—	(0.61)
Year Ended June 30, 2006	12.98	0.31	0.83	1.14	(0.31)	—	—	(0.31)
Year Ended June 30, 2005	12.34	0.22	0.71	0.93	(0.29)	—	—	(0.29)
Year Ended June 30, 2004	10.81	0.15	1.54	1.69	(0.16)	—	—	(0.16)
Year Ended June 30, 2003	10.83	0.18	(0.02)	0.16	(0.18)	—	—	(0.18)
Year Ended June 30, 2002	12.33	0.25	(1.41)	(1.16)	(0.25)	(0.09)	—	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 12.72	7.54%	$966,307	0.46%	3.16%	0.68%	5%
12.36	6.26	931,576	0.47	2.91	0.72	17
12.06	7.27	811,291	0.47	2.57	0.63	22
11.57	11.14	611,738	0.46	2.22	0.56	10
10.63	4.32	344,041	0.49	2.83	0.59	21
10.48	(5.13)	281,567	0.48	3.13	0.58	20

11.11	5.89	398,081	0.50	3.65	0.71	3
10.98	3.63	397,206	0.50	3.35	0.74	18
11.03	6.18	377,910	0.48	3.05	0.65	20
10.73	6.55	284,164	0.48	2.83	0.58	7
10.35	5.86	127,434	0.49	3.58	0.59	11
10.13	(1.13)	74,756	0.48	3.90	0.59	9

15.94	9.84	639,379	0.50	1.70	0.74	7
15.10	11.31	557,259	0.50	1.58	0.81	26
13.77	7.89	441,201	0.50	0.84	0.73	23
12.94	19.94	357,752	0.50	0.39	0.67	14
10.80	(1.55)	201,843	0.50	0.60	0.70	16
11.03	(13.06)	195,576	0.48	1.02	0.66	29

14.41	8.74	960,852	0.47	2.42	0.70	6
13.81	8.79	902,039	0.48	2.29	0.74	22
12.98	7.57	806,342	0.48	1.72	0.64	27
12.34	15.65	646,157	0.48	1.38	0.58	12
10.81	1.60	347,098	0.50	1.76	0.60	23
10.83	(9.53)	334,005	0.48	2.15	0.58	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital		Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.34	$0.17	$0.72	$0.89	$(0.22)	$(0.31)	$—		$(0.53)
Year Ended June 30, 2006	12.04	0.29	0.38	0.67	(0.27)	(0.10)	—		(0.37)
Year Ended June 30, 2005	11.55	0.22	0.53	0.75	(0.26)	—	—		(0.26)
Year Ended June 30, 2004	10.61	0.16	0.94	1.10	(0.16)	—	—		(0.16)
Year Ended June 30, 2003	10.46	0.21	0.15	0.36	(0.21)	—	—		(0.21)
Year Ended June 30, 2002	11.43	0.26	(0.93)	(0.67)	(0.26)	(0.04)	—		(0.30)

Investor Conservative Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	10.98	0.18	0.43	0.61	(0.20)	(0.28)	—		(0.48)
Year Ended June 30, 2006	11.03	0.31	0.02	0.33	(0.31)	(0.07)	—		(0.38)
Year Ended June 30, 2005	10.73	0.26	0.32	0.58	(0.28)	—	—		(0.28)
Year Ended June 30, 2004	10.35	0.21	0.38	0.59	(0.21)	—	—		(0.21)
Year Ended June 30, 2003	10.13	0.28	0.22	0.50	(0.28)	—	—		(0.28)
Year Ended June 30, 2002	10.69	0.33	(0.52)	(0.19)	(0.33)	(0.04)	—		(0.37)

Investor Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	14.92	0.08	1.34	1.42	(0.14)	(0.47)	—		(0.61)
Year Ended June 30, 2006	13.61	0.15	1.31	1.46	(0.15)	—	—		(0.15)
Year Ended June 30, 2005	12.82	0.02	0.89	0.91	(0.12)	—	—		(0.12)
Year Ended June 30, 2004	10.77	(0.04)	2.09	2.05	—	—	—		—
Year Ended June 30, 2003	11.02	(0.02)	(0.23)	(0.25)	—	— (e)	—	(e)	— (e)
Year Ended June 30, 2002	13.01	0.04	(1.81)	(1.77)	(0.06)	(0.16)	—		(0.22)

Investor Growth & Income Fund
Six Months Ended December 31, 2006 (Unaudited)	13.75	0.13	1.04	1.17	(0.17)	(0.40)	—		(0.57)
Year Ended June 30, 2006	12.92	0.23	0.83	1.06	(0.23)	—	—		(0.23)
Year Ended June 30, 2005	12.29	0.13	0.70	0.83	(0.20)	—	—		(0.20)
Year Ended June 30, 2004	10.77	0.07	1.52	1.59	(0.07)	—	—		(0.07)
Year Ended June 30, 2003	10.79	0.10	(0.02)	0.08	(0.10)	—	—		(0.10)
Year Ended June 30, 2002	12.28	0.16	(1.40)	(1.24)	(0.16)	(0.09)	—		(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 12.70	7.25%	$658,565	1.03%	2.56%	1.18%	5%
12.34	5.63	668,944	1.07	2.31	1.22	17
12.04	6.56	712,177	1.15	1.87	1.22	22
11.55	10.36	651,035	1.21	1.44	1.21	10
10.61	3.56	467,665	1.24	2.08	1.24	21
10.46	(5.92)	406,991	1.23	2.39	1.23	20

11.11	5.61	259,971	1.05	3.07	1.21	3
10.98	3.03	276,443	1.07	2.76	1.24	18
11.03	5.44	319,111	1.17	2.33	1.24	20
10.73	5.77	310,028	1.23	2.02	1.23	7
10.35	5.09	235,561	1.24	2.83	1.24	11
10.13	(1.86)	156,833	1.23	3.13	1.23	9

15.73	9.51	631,487	1.07	1.07	1.24	7
14.92	10.70	611,186	1.08	0.99	1.31	26
13.61	7.13	602,170	1.18	0.15	1.32	23
12.82	19.03	571,624	1.25	(0.38)	1.32	14
10.77	(2.26)	426,245	1.25	(0.15)	1.35	16
11.02	(13.74)	441,074	1.23	0.27	1.31	29

14.35	8.48	804,498	1.04	1.82	1.20	6
13.75	8.19	795,946	1.07	1.70	1.24	22
12.92	6.79	811,753	1.17	1.02	1.24	27
12.29	14.78	748,590	1.23	0.61	1.23	12
10.77	0.84	532,059	1.25	1.01	1.25	23
10.79	(10.15)	522,731	1.23	1.38	1.23	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital		Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.26	$0.16	$0.72	$0.88	$(0.22)	$(0.31)	$—		$(0.53)
Year Ended June 30, 2006	11.96	0.28	0.39	0.67	(0.28)	(0.09)	—		(0.37)
Year Ended June 30, 2005	11.48	0.22	0.53	0.75	(0.27)	—	—		(0.27)
Year Ended June 30, 2004	10.55	0.16	0.93	1.09	(0.16)	—	—		(0.16)
Year Ended June 30, 2003	10.41	0.20	0.15	0.35	(0.21)	—	—		(0.21)
Year Ended June 30, 2002	11.38	0.26	(0.92)	(0.66)	(0.27)	(0.04)	—		(0.31)

Investor Conservative Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	10.96	0.17	0.44	0.61	(0.20)	(0.28)	—		(0.48)
Year Ended June 30, 2006	11.01	0.31	0.02	0.33	(0.31)	(0.07)	—		(0.38)
Year Ended June 30, 2005	10.71	0.26	0.32	0.58	(0.28)	—	—		(0.28)
Year Ended June 30, 2004	10.33	0.22	0.38	0.60	(0.22)	—	—		(0.22)
Year Ended June 30, 2003	10.12	0.28	0.21	0.49	(0.28)	—	—		(0.28)
Year Ended June 30, 2002	10.68	0.33	(0.52)	(0.19)	(0.33)	(0.04)	—		(0.37)

Investor Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	14.73	0.08	1.32	1.40	(0.14)	(0.47)	—		(0.61)
Year Ended June 30, 2006	13.44	0.14	1.30	1.44	(0.15)	—	—		(0.15)
Year Ended June 30, 2005	12.66	0.02	0.89	0.91	(0.13)	—	—		(0.13)
Year Ended June 30, 2004	10.64	(0.03)	2.05	2.02	—	—	—		—
Year Ended June 30, 2003	10.89	(0.01)	(0.24)	(0.25)	—	— (e)	—	(e)	— (e)
Year Ended June 30, 2002	12.86	0.04	(1.79)	(1.75)	(0.06)	(0.16)	—		(0.22)

Investor Growth & Income Fund
Six Months Ended December 31, 2006 (Unaudited)	13.59	0.13	1.03	1.16	(0.17)	(0.40)	—		(0.57)
Year Ended June 30, 2006	12.78	0.23	0.81	1.04	(0.23)	—	—		(0.23)
Year Ended June 30, 2005	12.17	0.12	0.69	0.81	(0.20)	—	—		(0.20)
Year Ended June 30, 2004	10.66	0.08	1.50	1.58	(0.07)	—	—		(0.07)
Year Ended June 30, 2003	10.69	0.11	(0.03)	0.08	(0.11)	—	—		(0.11)
Year Ended June 30, 2002	12.18	0.16	(1.39)	(1.23)	(0.17)	(0.09)	—		(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 12.61	7.22%	$114,269	1.03%	2.58%	1.18%	5%
12.26	5.69	111,224	1.07	2.31	1.22	17
11.96	6.53	106,198	1.15	1.87	1.22	22
11.48	10.38	89,635	1.20	1.48	1.22	10
10.55	3.55	43,506	1.24	2.13	1.24	21
10.41	(5.92)	23,272	1.23	2.40	1.23	20

11.09	5.63	69,717	1.05	3.10	1.21	3
10.96	3.03	70,231	1.07	2.76	1.24	18
11.01	5.45	78,449	1.17	2.37	1.24	20
10.71	5.81	59,299	1.22	2.08	1.23	7
10.33	5.01	27,162	1.24	2.87	1.24	11
10.12	(1.85)	11,674	1.23	3.16	1.23	9

15.52	9.51	92,225	1.07	1.08	1.24	7
14.73	10.70	86,876	1.08	1.00	1.31	26
13.44	7.16	81,386	1.18	0.14	1.32	23
12.66	18.99	70,615	1.25	(0.36)	1.32	14
10.64	(2.26)	40,523	1.25	(0.14)	1.35	16
10.89	(13.74)	26,076	1.23	0.22	1.31	29

14.18	8.51	117,918	1.04	1.86	1.20	6
13.59	8.15	109,949	1.07	1.70	1.24	22
12.78	6.71	102,239	1.17	1.02	1.24	27
12.17	14.88	89,919	1.23	0.63	1.23	12
10.66	0.82	49,205	1.25	1.04	1.25	23
10.69	(10.19)	29,644	1.23	1.36	1.23	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.36	$0.21	$0.74	$0.95	$(0.27)	$(0.31)	$—	$(0.58)
Year Ended June 30, 2006	12.06	0.38	0.40	0.78	(0.38)	(0.10)	—	(0.48)
Year Ended June 30, 2005	11.57	0.33	0.53	0.86	(0.37)	—	—	(0.37)
Year Ended June 30, 2004	10.63	0.26	0.94	1.20	(0.26)	—	—	(0.26)
Year Ended June 30, 2003	10.48	0.30	0.15	0.45	(0.30)	—	—	(0.30)
Year Ended June 30, 2002	11.44	0.40	(0.95)	(0.55)	(0.37)	(0.04)	—	(0.41)

Investor Conservative Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	11.01	0.22	0.44	0.66	(0.25)	(0.28)	—	(0.53)
Year Ended June 30, 2006	11.05	0.38	0.05	0.43	(0.40)	(0.07)	—	(0.47)
Year Ended June 30, 2005	10.76	0.35	0.32	0.67	(0.38)	—	—	(0.38)
Year Ended June 30, 2004	10.37	0.32	0.39	0.71	(0.32)	—	—	(0.32)
Year Ended June 30, 2003	10.15	0.38	0.22	0.60	(0.38)	—	—	(0.38)
Year Ended June 30, 2002	10.71	0.43	(0.52)	(0.09)	(0.43)	(0.04)	—	(0.47)

Investor Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	15.27	0.16	1.37	1.53	(0.20)	(0.47)	—	(0.67)
Year Ended June 30, 2006	13.92	0.25	1.36	1.61	(0.26)	—	—	(0.26)
Year Ended June 30, 2005	13.08	0.14	0.91	1.05	(0.21)	—	—	(0.21)
Year Ended June 30, 2004	10.89	0.08	2.13	2.21	—	—	(0.02)	(0.02)
Year Ended June 30, 2003	11.11	0.08	(0.23)	(0.15)	(0.06)	—	(0.01)	(0.07)
Year Ended June 30, 2002	13.06	0.16	(1.83)	(1.67)	(0.12)	(0.16)	—	(0.28)

Investor Growth & Income Fund
Six Months Ended December 31, 2006 (Unaudited)	13.67	0.19	1.04	1.23	(0.23)	(0.40)	—	(0.63)
Year Ended June 30, 2006	12.85	0.29	0.87	1.16	(0.34)	—	—	(0.34)
Year Ended June 30, 2005	12.23	0.25	0.69	0.94	(0.32)	—	—	(0.32)
Year Ended June 30, 2004	10.71	0.18	1.52	1.70	(0.18)	—	—	(0.18)
Year Ended June 30, 2003	10.73	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)
Year Ended June 30, 2002	12.21	0.27	(1.39)	(1.12)	(0.27)	(0.09)	—	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 12.73	7.76%	$122,447	0.21%	3.42%	0.43%	5%
12.36	6.52	116,858	0.22	3.20	0.47	17
12.06	7.53	70,610	0.22	2.78	0.31	22
11.57	11.40	67,083	0.21	2.43	0.21	10
10.63	4.57	48,314	0.24	3.08	0.24	21
10.48	(4.90)	45,136	0.22	3.37	0.23	20

11.14	6.00	35,335	0.25	3.93	0.46	3
11.01	3.97	29,294	0.25	3.68	0.48	18
11.05	6.33	17,142	0.23	3.25	0.27	20
10.76	6.90	67,026	0.23	2.99	0.23	7
10.37	6.11	57,536	0.24	3.78	0.24	11
10.15	(0.89)	57,251	0.23	4.13	0.23	9

16.13	9.99	57,653	0.25	1.91	0.49	7
15.27	11.60	48,029	0.25	1.79	0.55	26
13.92	8.07	34,529	0.25	1.06	0.41	23
13.08	20.30	35,731	0.25	0.61	0.32	14
10.89	(1.26)	30,993	0.25	0.85	0.35	16
11.11	(12.93)	35,237	0.23	1.35	0.31	29

14.27	8.97	115,381	0.22	2.64	0.45	6
13.67	9.07	118,694	0.23	2.55	0.48	22
12.85	7.73	64,333	0.23	2.05	0.27	27
12.23	15.98	211,071	0.23	1.59	0.23	12
10.71	1.87	173,085	0.25	2.00	0.25	23
10.73	(9.23)	176,206	0.23	2.35	0.23	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are four separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Investor Balanced Fund	Class A, Class B, Class C and Select Class
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class
Investor Growth Fund	Class A, Class B, Class C and Select Class
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed from 5.25% to 4.50%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

B. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

30   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

G. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly equal to 0.05% of the average daily net assets of the Funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of each Fund’s average daily net assets on the first $500 million, 0.075% of each Fund’s average daily net assets between $500 million and $1 billion and 0.05% of each Fund’s average daily net assets over $1 billion.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Distribution Fees
Class A	0.25%
Class B	0.75
Class C	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales changes have been waived. For the six months ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$3,440	$703
Investor Conservative Growth Fund	1,296	356
Investor Growth Fund	2,649	537
Investor Growth & Income Fund	3,211	803

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages above are in place until at least October 31, 2007.

For the six months ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Investor Balanced Fund	$973	$973
Investor Conservative Growth Fund	451	451
Investor Growth Fund	773	773
Investor Growth & Income Fund	1,025	1,025

	Voluntary Waivers
	Shareholder Servicing	Total
Investor Balanced Fund	$791	$791
Investor Conservative Growth Fund	274	274
Investor Growth Fund	593	593
Investor Growth & Income Fund	892	892

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

The Funds may use related party brokers/dealers. For the six months ended December 31, 2006, the Funds incurred no brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

32   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

4. Investment Transactions

During the six months ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$90,032	$171,815
Investor Conservative Growth Fund	25,158	72,427
Investor Growth Fund	97,828	109,138
Investor Growth & Income Fund	112,025	187,562

During the six months ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$1,686,086	$189,647	$10,351	$179,296
Investor Conservative Growth Fund	723,537	44,517	7,300	37,217
Investor Growth Fund	1,201,768	220,525	1,538	218,987
Investor Growth & Income Fund	1,731,263	272,821	2,738	270,083

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of December 31, 2006. Average borrowings from the Facility for the six months ended December 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Investor Conservative Growth Fund	$420	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds’ former distributor), certain officers of One Group Mutual Funds and BOIA and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims and litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPMorgan Trust II and the Funds will be reimbursed for all costs associated with these matters to ensure that JPMorgan Trust II and the Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

34   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   35

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

36   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

OFFICERS
(Unaudited

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   37

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

38   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,075.40	$2.41	0.46%
Hypothetical	1,000.00	1,022.89	2.35	0.46
Class B
Actual	1,000.00	1,072.50	5.38	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class C
Actual	1,000.00	1,072.20	5.38	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Select Class
Actual	1,000.00	1,077.60	1.10	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,058.90	2.59	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,056.10	5.44	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$1,056.30	$5.44	1.05%
Hypothetical	1,000.00	1,019.91	5.35	1.05
Select Class
Actual	1,000.00	1,060.00	1.30	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Growth Fund
Class A
Actual	1,000.00	1,098.40	2.64	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,095.10	5.65	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class C
Actual	1,000.00	1,095.10	5.65	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Select Class
Actual	1,000.00	1,099.90	1.32	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,087.40	2.47	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47
Class B
Actual	1,000.00	1,084.80	5.47	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,085.10	5.47	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Select Class
Actual	1,000.00	1,089.70	1.16	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

40   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

At meetings held in person in June and August 2006, the Board of Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services. The Trustees also considered the benefits to the Advisor and its advisory affiliates from the Funds’ investment in other JPMorgan Funds that pay advisory fees to the Advisor and its advisory affiliates.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, and that the Funds have benefited from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth & Income Fund and the Investor Growth Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As

42   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2006

part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Investor Balanced Fund’s performance in the third, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Investor Conservative Growth Fund’s performance in the second, fourth and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Investor Growth & Income Fund’s performance in the third, fifth and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees also noted the improved recent performance of the Fund. The Trustees discussed the performance with the Advisor and were satisfied with actions being taken.

The Trustees noted the Investor Growth Fund’s performance in the third, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Investor Balanced Fund’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile but that total actual expenses were in the second quintile of the Universe Group.

The Trustees noted that the Investor Conservative Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile and the total actual expenses were in the second quintile of the Universe Group.

The Trustees noted that the Investor Growth & Income Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the third quintile of the Universe Group.

The Trustees noted that the Investor Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of the Universe Group.

DECEMBER 31, 2006        JPMORGAN INVESTOR FUNDS   43

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-INV-1206

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Equity

Funds

JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Equity Index Fund	2
JPMorgan Market Expansion Index Fund	4
Schedules of Portfolio Investments	6
Financial Statements	28
Financial Highlights	34
Notes to Financial Statements	42
Trustees	48
Officers	50
Schedule of Shareholder Expenses	52
Board Approval of Investment Advisory Agreements	54

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intend on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Equity Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   1

JPMorgan Equity Index Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$2,152,978
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Index Fund, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index),* returned 12.61% (Select Class Shares) for the six months ended December 31, 2006. This is compared to a return of 12.74% for its benchmark, the S&P 500 Index.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the second half of 2006, the U.S. equity market posted strong returns. Among the catalysts propelling the market higher were positive corporate earnings, the Federal Reserve (Fed) holding interest rates steady, nearly flat oil prices for the year and an active mergers-and-acquisition (M&A) market.

All sectors in the S&P 500 Index produced positive returns for the period. The two best-performing sectors were telecommunication services and utilities, with both returning in excess of 15%. The two poorest performers were industrials and energy, with returns in the mid to upper single-digit range.

On a relative basis, the Portfolio produced returns very comparable to that of its benchmark, S&P 500 Index, which is consistent with the indexing strategy.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund as always was managed in strict conformity to the full-replication index strategy. The Fund holds the same stocks in the same proportions as those found in the benchmark and always seeks to be 100% invested. This is accomplished by using exchange-traded funds (ETFs) and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy are minimized to lessen the impact on performance. The Fund is considered to be tax efficient, due to its low turnover, and participates in securities lending, allowing for additional income generation. Regardless of the market outlook, the Fund’s strategy will not change and continues to be fully invested with extremely limited active risk to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.5%
2.	General Electric Co.	3.0
3.	Citigroup, Inc.	2.1
4.	Microsoft Corp.	2.0
5.	Bank of America Corp.	1.9
6.	Procter & Gamble Co.	1.6
7.	Johnson & Johnson	1.5
8.	Pfizer, Inc.	1.5
9.	American International Group, Inc.	1.5
10.	Altria Group, Inc.	1.4

PORTFOLIO COMPOSITION***

Financials	22.1%
Information Technology	15.0
Health Care	12.0
Industrials	10.8
Consumer Discretionary	10.6
Energy	9.8
Consumer Staples	9.2
Utilities	3.5
Telecommunication Services	3.5
Materials	2.9
Investments of Cash Collateral for Securities on Loan	5.3
Short-Term Investment	0.3

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	02/18/92
Without Sales Charge		15.33%	5.65%	7.86%
With Sales Charge*		9.28	4.52	7.28
CLASS B SHARES	01/14/94
Without CDSC		14.44	4.86	7.21
With CDSC**		9.44	4.53	7.21
CLASS C SHARES	11/04/97
Without CDSC		14.44	4.86	7.07
With CDSC***		13.44	4.86	7.07
SELECT CLASS SHARES	07/02/91	15.56	5.91	8.12

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 1991. Returns for Class C prior to its inception date are based on the performance of the Select Class Shares. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Objective Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   3

JPMorgan Market Expansion Index Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 31, 1998
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$676,884
Primary Benchmark	S&P 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Expansion Index Fund, which seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market-capitalization-weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400),* returned 6.60% (Select Class Shares) for the six months ended December 31, 2006.** This compared to the 6.19% return for the S&P 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Small- and mid-cap stocks generated strong returns for the six-month period, helping the Fund outperform its benchmark. After showing lackluster performance during the first half of the year, stocks took off late in the third quarter, following the Federal Reserve’s (Fed) August monetary policy meeting. After implementing 17 consecutive rate hikes in a two-year period, the Fed took a break, and the stock market responded enthusiastically. Many investors interpreted the Fed’s pause — and its decision to hold rates steady throughout the rest of 2006 — as a sign the next directional rate move would be an easing. In addition, the slow-growth economy, falling oil prices and moderating inflationary pressures provided additional support for the market.

The two main drivers of our quantitative stock selection process are valuation (how a stock is priced relative to its intrinsic value) and fundamentals (how healthy the company’s short-term operating trends are). On an intra-industry basis, our valuation ranking performed extremely well. Nevertheless, our fundamentals ranking had a modestly negative performance. Our combined quantitative process, which puts equal emphasis on each of these drivers, generated good results to boost the Fund’s performance in the period.

Our stock-selection methodology added value in 13 out of 19 sectors. Stock selection worked best and generated excess returns in the retail and consumer non-durables sectors. Stock selection was less effective in the consumer capital spending and consumer (miscellaneous) sectors, in which we did not achieve excess returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We continue to follow an industry-neutral approach, focusing on the best stocks in each of approximately 60 industries. We overweight attractively priced stocks with improving fundamentals, and we underweight expensive stocks with deteriorating fundamentals. We tend to place tiny bets — generally 10 to 25 basis points greater or less than the benchmark — on individual stocks to keep the tracking error low. We tend to own 850 to 900 stocks to retain the Fund’s enhanced index flavor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Lam Research Corp.	0.7%
2.	ENSCO International, Inc.	0.7
3.	Manpower, Inc.	0.7
4.	Precision Castparts Corp.	0.6
5.	ONEOK, Inc.	0.6
6.	A.G. Edwards, Inc.	0.6
7.	Steel Dynamics, Inc.	0.5
8.	Dentsply International, Inc.	0.5
9.	MDU Resources Group, Inc.	0.5
10.	W.R. Berkley Corp.	0.5

PORTFOLIO COMPOSITION***

Financials	17.4%
Information Technology	16.2
Industrials	15.9
Consumer Discretionary	15.4
Health Care	10.9
Energy	7.1
Utilities	7.0
Materials	6.0
Consumer Staples	2.8
Telecommunication Services	0.5
Investments of Cash Collateral for Securities on Loan	17.7
Short-Term Investments	0.9

*	“S&P SmallCap 600”, “S&P MidCap 400” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	07/31/98
Without Sales Charge		13.38%	11.46%	11.09%
With Sales Charge*		7.44	10.27	10.39
CLASS B SHARES	07/31/98
Without CDSC		12.44	10.63	10.51
With CDSC**		7.44	10.36	10.51
CLASS C SHARES	03/22/99
Without CDSC		12.53	10.63	10.25
With CDSC***		11.53	10.63	10.25
SELECT CLASS SHARES	07/31/98	13.62	11.73	11.37

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/98 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 1998. The performance includes the performance of the Pegasus Market Expansion Index before it consolidated with the Fund on March 22, 1999. Historical performance shown for Class C prior to its inception is based on performance of Class B. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index and the Lipper Mid-Cap Core Funds Index from July 31, 1998 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-sized companies in the U.S. stock market and is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   5

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 2.4%
133	Boeing Co.	11,823
68	General Dynamics Corp.	5,059
21	Goodrich Corp.	952
137	Honeywell International, Inc.	6,213
21	L-3 Communications Holdings, Inc.	1,715
60	Lockheed Martin Corp.	5,511
58	Northrop Grumman Corp.	3,929
75	Raytheon Co.	3,951
28	Rockwell Collins, Inc.	1,784
169	United Technologies Corp.	10,558
		51,495
	Air Freight & Logistics — 0.9%
52	FedEx Corp.	5,602
181	United Parcel Service, Inc., Class B	13,542
		19,144
	Airlines — 0.1%
133	Southwest Airlines Co. (c)	2,040
	Auto Components — 0.2%
30	Goodyear Tire & Rubber Co. (The) (a) (c)	626
33	Johnson Controls, Inc.	2,824
		3,450
	Automobiles — 0.4%
318	Ford Motor Co. (c)	2,386
95	General Motors Corp. (c)	2,921
44	Harley-Davidson, Inc. (c)	3,079
		8,386
	Beverages — 2.1%
129	Anheuser-Busch Cos., Inc.	6,362
13	Brown-Forman Corp., Class B (c)	874
343	Coca-Cola Co. (The)	16,550
47	Coca-Cola Enterprises, Inc.	950
35	Constellation Brands, Inc., Class A (a) (c)	1,025
8	Molson Coors Brewing Co., Class B (c)	592
23	Pepsi Bottling Group, Inc.	711
276	PepsiCo, Inc.	17,275
		44,339
	Biotechnology — 1.3%
196	Amgen, Inc. (a)	13,404
57	Biogen Idec, Inc. (a)	2,792
63	Celgene Corp. (a)	3,600
44	Genzyme Corp. (a)	2,721
77	Gilead Sciences, Inc. (a)	5,020
40	MedImmune, Inc. (a)	1,300
		28,837
	Building Products — 0.1%
29	American Standard Cos., Inc. (c)	1,342
66	Masco Corp. (c)	1,982
		3,324
	Capital Markets — 3.8%
41	Ameriprise Financial, Inc.	2,220
129	Bank of New York Co., Inc. (The)	5,061
20	Bear Stearns Cos., Inc. (The)	3,215
172	Charles Schwab Corp. (The)	3,328
72	E*Trade Financial Corp. (a)	1,608
15	Federated Investors, Inc., Class B (c)	513
28	Franklin Resources, Inc. (c)	3,085
72	Goldman Sachs Group, Inc.	14,289
33	Janus Capital Group, Inc. (c)	720
22	Legg Mason, Inc.	2,097
89	Lehman Brothers Holdings, Inc.	6,972
69	Mellon Financial Corp.	2,916
149	Merrill Lynch & Co., Inc.	13,837
178	Morgan Stanley	14,506
31	Northern Trust Corp.	1,909
56	State Street Corp.	3,765
44	T. Rowe Price Group, Inc.	1,938
		81,979
	Chemicals — 1.5%
37	Air Products & Chemicals, Inc.	2,604
10	Ashland, Inc.	670
161	Dow Chemical Co. (The) (c)	6,417
155	E.I. du Pont de Nemours & Co.	7,536
14	Eastman Chemical Co. (c)	816
30	Ecolab, Inc. (c)	1,353
19	Hercules, Inc. (a)	369
13	International Flavors & Fragrances, Inc.	649
91	Monsanto Co.	4,796
28	PPG Industries, Inc.	1,783
54	Praxair, Inc.	3,221
24	Rohm & Haas Co.	1,226
11	Sigma-Aldrich Corp. (c)	869
		32,309

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 4.1%
91	BB&T Corp.	3,993
27	Comerica, Inc.	1,569
31	Commerce Bancorp, Inc. (c)	1,110
22	Compass Bancshares, Inc.	1,299
94	Fifth Third Bancorp (c)	3,842
21	First Horizon National Corp. (c)	873
40	Huntington Bancshares, Inc.	947
68	Keycorp	2,568
13	M&T Bank Corp. (c)	1,598
43	Marshall & Ilsley Corp.	2,063
106	National City Corp. (c)	3,884
49	PNC Financial Services Group, Inc.	3,654
123	Regions Financial Corp.	4,585
60	SunTrust Banks, Inc.	5,037
55	Synovus Financial Corp.	1,684
296	U.S. Bancorp (c)	10,703
321	Wachovia Corp.	18,255
568	Wells Fargo & Co.	20,192
18	Zions Bancorporation	1,478
		89,334
	Commercial Services & Supplies — 0.5%
43	Allied Waste Industries, Inc. (a) (c)	524
16	Avery Dennison Corp. (c)	1,077
23	Cintas Corp. (c)	911
21	Equifax, Inc. (c)	856
22	Monster Worldwide, Inc. (a)	1,005
37	Pitney Bowes, Inc.	1,722
36	R.R. Donnelley & Sons Co.	1,294
28	Robert Half International, Inc.	1,047
90	Waste Management, Inc.	3,312
		11,748
	Communications Equipment — 2.7%
20	ADC Telecommunications, Inc. (a) (m)	286
76	Avaya, Inc. (a) (c)	1,068
14	Ciena Corp. (a) (c)	392
1,022	Cisco Systems, Inc. (a)	27,921
34	Comverse Technology, Inc. (a)	717
263	Corning, Inc. (a)	4,923
35	JDS Uniphase Corp. (a) (c)	591
95	Juniper Networks, Inc. (a)	1,801
407	Motorola, Inc.	8,363
278	QUALCOMM, Inc.	10,504
74	Tellabs, Inc. (a)	763
		57,329
	Computers & Peripherals — 3.7%
143	Apple Computer, Inc. (a)	12,131
382	Dell, Inc. (a)	9,587
371	EMC Corp. (a) (c)	4,891
461	Hewlett-Packard Co.	18,976
253	International Business Machines Corp.	24,623
17	Lexmark International, Inc., Class A (a)	1,208
30	NCR Corp. (a)	1,283
63	Network Appliance, Inc. (a)	2,467
27	QLogic Corp. (a) (c)	582
38	SanDisk Corp. (a) (c)	1,625
592	Sun Microsystems, Inc. (a)	3,209
		80,582
	Construction & Engineering — 0.0% (g)
15	Fluor Corp. (c)	1,203
	Construction Materials — 0.1%
16	Vulcan Materials Co. (c)	1,430
	Consumer Finance — 1.0%
203	American Express Co.	12,301
69	Capital One Financial Corp.	5,273
69	SLM Corp.	3,352
		20,926
	Containers & Packaging — 0.2%
17	Ball Corp.	763
18	Bemis Co.	598
22	Pactiv Corp. (a) (c)	799
14	Sealed Air Corp. (c)	885
18	Temple-Inland, Inc. (c)	831
		3,876
	Distributors — 0.1%
29	Genuine Parts Co. (c)	1,364
	Diversified Consumer Services — 0.1%
23	Apollo Group, Inc., Class A (a) (c)	915
54	H&R Block, Inc. (c)	1,248
		2,163
	Diversified Financial Services — 5.7%
755	Bank of America Corp.	40,333
6	Chicago Mercantile Exchange Holdings, Inc.	3,005
33	CIT Group, Inc.	1,857
827	Citigroup, Inc.	46,044
583	JPMorgan Chase & Co. (q)	28,182
40	Moody’s Corp. (c)	2,736
		122,157

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 2.9%
647	AT&T, Inc.	23,114
307	BellSouth Corp.	14,452
19	CenturyTel, Inc.	847
54	Citizens Communications Co.	777
25	Embarq Corp.	1,319
270	Qwest Communications International, Inc. (a) (c)	2,264
491	Verizon Communications, Inc.	18,288
80	Windstream Corp. (c)	1,140
		62,201
	Electric Utilities — 1.9%
28	Allegheny Energy, Inc. (a)	1,276
67	American Electric Power Co., Inc.	2,832
211	Duke Energy Corp.	7,014
55	Edison International	2,489
35	Entergy Corp.	3,216
113	Exelon Corp.	6,980
54	FirstEnergy Corp.	3,238
68	FPL Group, Inc. (c)	3,697
17	Pinnacle West Capital Corp. (c)	850
64	PPL Corp.	2,300
43	Progress Energy, Inc.	2,099
125	Southern Co. (The)	4,602
		40,593
	Electrical Equipment — 0.5%
28	American Power Conversion Corp.	867
15	Cooper Industries Ltd., Class A	1,387
135	Emerson Electric Co.	5,955
29	Rockwell Automation, Inc.	1,750
		9,959
	Electronic Equipment & Instruments — 0.3%
69	Agilent Technologies, Inc. (a)	2,393
31	Jabil Circuit, Inc.	762
24	Molex, Inc. (c)	753
90	Sanmina-SCI Corp. (a)	309
154	Solectron Corp. (a)	495
43	Symbol Technologies, Inc.	640
14	Tektronix, Inc.	408
		5,760
	Energy Equipment & Services — 1.7%
54	Baker Hughes, Inc.	4,035
49	BJ Services Co.	1,448
169	Halliburton Co.	5,253
50	Nabors Industries Ltd. (Bermuda) (a)	1,502
29	National Oilwell Varco, Inc. (a)	1,801
23	Noble Corp. (Cayman Islands)	1,737
19	Rowan Cos., Inc.	615
198	Schlumberger Ltd. (Netherlands)	12,519
34	Smith International, Inc.	1,379
49	Transocean, Inc. (Cayman Islands) (a)	3,977
57	Weatherford International Ltd. (Bermuda) (a)	2,388
		36,654
	Food & Staples Retailing — 2.2%
77	Costco Wholesale Corp.	4,078
139	CVS Corp.	4,282
121	Kroger Co. (The)	2,786
75	Safeway, Inc.	2,575
35	SUPERVALU, Inc.	1,239
104	SYSCO Corp.	3,821
414	Wal-Mart Stores, Inc.	19,103
169	Walgreen Co.	7,744
24	Whole Foods Market, Inc. (c)	1,126
		46,754
	Food Products — 1.1%
111	Archer-Daniels-Midland Co.	3,533
37	Campbell Soup Co. (c)	1,427
86	ConAgra Foods, Inc.	2,313
22	Dean Foods Co. (a) (c)	948
58	General Mills, Inc.	3,327
29	Hershey Co. (The) (c)	1,458
55	H.J. Heinz Co.	2,497
42	Kellogg Co.	2,109
22	McCormick & Co., Inc. (Non-Voting Shares) (c)	853
126	Sara Lee Corp.	2,140
42	Tyson Foods, Inc., Class A (c)	696
37	Wm. Wrigley Jr., Co. (c)	1,908
		23,209
	Gas Utilities — 0.1%
8	Nicor, Inc. (c)	352
6	Peoples Energy Corp. (c)	286
14	Questar Corp.	1,192
		1,830
	Health Care Equipment & Supplies — 1.6%
9	Bausch & Lomb, Inc. (c)	468
110	Baxter International, Inc.	5,103
41	Becton, Dickinson & Co.	2,906

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
41	Biomet, Inc.	1,697
198	Boston Scientific Corp. (a)	3,407
17	CR Bard, Inc.	1,435
26	Hospira, Inc. (a)	880
194	Medtronic, Inc.	10,361
59	St. Jude Medical, Inc. (a) (c)	2,172
50	Stryker Corp.	2,752
40	Zimmer Holdings, Inc. (a)	3,148
		34,329
	Health Care Providers & Services — 2.4%
88	Aetna, Inc.	3,794
32	AmerisourceBergen Corp.	1,456
68	Cardinal Health, Inc.	4,388
72	Caremark Rx, Inc.	4,097
17	Cigna Corp.	2,260
27	Coventry Health Care, Inc. (a)	1,337
23	Express Scripts, Inc. (a)	1,633
40	Health Management Associates, Inc., Class A (c)	853
28	Humana, Inc. (a)	1,543
21	Laboratory Corp. of America Holdings (a)	1,545
12	Manor Care, Inc. (c)	582
50	McKesson Corp.	2,526
49	Medco Health Solutions, Inc. (a)	2,635
23	Patterson Cos., Inc. (a) (c)	830
27	Quest Diagnostics, Inc. (c)	1,428
79	Tenet Healthcare Corp. (a) (c)	552
227	UnitedHealth Group, Inc.	12,171
104	WellPoint, Inc. (a)	8,201
		51,831
	Health Care Technology — 0.0% (g)
33	IMS Health, Inc.	919
	Hotels, Restaurants & Leisure — 1.6%
75	Carnival Corp. (c)	3,671
25	Darden Restaurants, Inc.	989
31	Harrah’s Entertainment, Inc.	2,586
65	Hilton Hotels Corp.	2,267
57	International Game Technology	2,636
57	Marriott International, Inc., Class A	2,701
208	McDonald’s Corp.	9,221
127	Starbucks Corp. (a)	4,503
36	Starwood Hotels & Resorts Worldwide, Inc. (c)	2,231
16	Wendy’s International, Inc.	532
33	Wyndham Worldwide Corp. (a) (c)	1,070
45	Yum! Brands, Inc.	2,625
		35,032
	Household Durables — 0.6%
11	Black & Decker Corp.	911
20	Centex Corp. (c)	1,119
46	D.R. Horton, Inc. (c)	1,228
25	Fortune Brands, Inc.	2,168
11	Harman International Industries, Inc.	1,097
13	KB Home (c)	676
30	Leggett & Platt, Inc. (c)	721
23	Lennar Corp., Class A	1,217
47	Newell Rubbermaid, Inc. (c)	1,347
35	Pulte Homes, Inc. (c)	1,175
10	Snap-On, Inc. (c)	467
14	Stanley Works (The) (c)	684
13	Whirlpool Corp. (c)	1,090
		13,900
	Household Products — 2.2%
26	Clorox Co.	1,636
86	Colgate-Palmolive Co.	5,642
77	Kimberly-Clark Corp.	5,233
533	Procter & Gamble Co.	34,254
		46,765
	Independent Power Producers & Energy Traders — 0.4%
112	AES Corp. (The) (a) (m)	2,461
30	Constellation Energy Group, Inc.	2,080
64	Dynegy, Inc., Class A (a)	461
77	TXU Corp.	4,188
		9,190
	Industrial Conglomerates — 4.0%
124	3M Co.	9,660
1,734	General Electric Co. (k)	64,522
21	Textron, Inc.	1,982
335	Tyco International Ltd. (Bermuda)	10,171
		86,335
	Insurance — 4.8%
55	ACE Ltd. (Bermuda)	3,315
83	Aflac, Inc. (m)	3,827
105	Allstate Corp. (The)	6,847
18	AMBAC Financial Group, Inc.	1,586

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
437	American International Group, Inc.	31,332
52	AON Corp.	1,843
69	Chubb Corp. (The)	3,662
29	Cincinnati Financial Corp.	1,316
75	Genworth Financial, Inc.	2,552
53	Hartford Financial Services Group, Inc.	4,967
48	Lincoln National Corp.	3,205
77	Loews Corp.	3,187
93	Marsh & McLennan Cos., Inc.	2,842
23	MBIA, Inc. (c)	1,652
128	MetLife, Inc. (c)	7,544
45	Principal Financial Group	2,658
128	Progressive Corp. (The)	3,104
80	Prudential Financial, Inc.	6,895
18	Safeco Corp.	1,112
116	St. Paul Travelers Cos., Inc. (The)	6,229
17	Torchmark Corp. (c)	1,056
58	UnumProvident Corp. (c)	1,196
30	XL Capital Ltd., Class A (Bermuda)	2,184
		104,111
	Internet & Catalog Retail — 0.2%
52	Amazon.com, Inc. (a) (c)	2,054
37	IAC/InterActiveCorp (a) (c)	1,393
		3,447
	Internet Software & Services — 1.3%
195	eBay, Inc. (a)	5,856
36	Google, Inc., Class A (a)	16,586
41	VeriSign, Inc. (a) (c)	990
206	Yahoo!, Inc. (a)	5,261
		28,693
	IT Services — 1.1%
20	Affiliated Computer Services, Inc., Class A (a)	972
93	Automatic Data Processing, Inc.	4,567
24	Cognizant Technology Solutions Corp., Class A (a)	1,836
29	Computer Sciences Corp. (a)	1,537
23	Convergys Corp. (a) (c)	552
87	Electronic Data Systems Corp.	2,394
27	Fidelity National Information Services, Inc. (c)	1,093
129	First Data Corp.	3,287
29	Fiserv, Inc. (a)	1,528
57	Paychex, Inc.	2,251
22	Sabre Holdings Corp., Class A	707
58	Unisys Corp. (a)	454
129	Western Union Co. (The)	2,890
		24,068
	Leisure Equipment & Products — 0.2%
16	Brunswick Corp. (c)	495
48	Eastman Kodak Co. (c)	1,246
27	Hasbro, Inc.	729
64	Mattel, Inc.	1,452
		3,922
	Life Sciences Tools & Services — 0.3%
31	Applera Corp.- Applied Biosystems Group	1,131
9	Millipore Corp. (a)	598
21	PerkinElmer, Inc.	461
69	Thermo Fisher Scientific, Inc. (a)	3,109
17	Waters Corp. (a)	837
		6,136
	Machinery — 1.4%
109	Caterpillar, Inc.	6,715
9	Cummins, Inc. (c)	1,038
40	Danaher Corp. (c)	2,884
39	Deere & Co.	3,697
34	Dover Corp.	1,680
25	Eaton Corp.	1,886
70	Illinois Tool Works, Inc.	3,255
52	Ingersoll-Rand Co. Ltd., Class A (Bermuda)	2,018
31	ITT Corp.	1,761
42	PACCAR, Inc. (c)	2,712
21	Pall Corp.	714
20	Parker-Hannifin Corp.	1,530
17	Terex Corp. (a) (c)	1,105
		30,995
	Media — 3.7%
131	CBS Corp., Class B	4,098
83	Clear Channel Communications, Inc. (c)	2,953
350	Comcast Corp., Class A (a)	14,820
130	DIRECTV Group, Inc. (The) (a)	3,232
11	Dow Jones & Co., Inc. (c)	413
14	E.W. Scripps Co. (The), Class A (c)	700
39	Gannett Co., Inc.	2,384
74	Interpublic Group of Cos., Inc. (a) (c)	909
60	McGraw-Hill Cos., Inc. (The)	4,053
7	Meredith Corp.	370
24	New York Times Co., Class A (c)	590

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
394	News Corp., Class A	8,457
29	Omnicom Group, Inc.	3,000
672	Time Warner, Inc.	14,628
32	Tribune Co. (c)	985
42	Univision Communications, Inc., Class A (a)	1,503
118	Viacom, Inc., Class B (a)	4,828
348	Walt Disney Co.	11,927
		79,850
	Metals & Mining — 0.9%
146	Alcoa, Inc.	4,377
17	Allegheny Technologies, Inc.	1,528
33	Freeport-McMoRan Copper & Gold, Inc., Class B (c)	1,843
76	Newmont Mining Corp.	3,418
51	Nucor Corp.	2,780
34	Phelps Dodge Corp.	4,101
20	United States Steel Corp.	1,460
		19,507
	Multi-Utilities — 1.1%
35	Ameren Corp. (c)	1,859
53	CenterPoint Energy, Inc. (c)	872
37	CMS Energy Corp. (a)	624
43	Consolidated Edison, Inc. (c)	2,075
59	Dominion Resources, Inc.	4,985
30	DTE Energy Co. (c)	1,447
29	KeySpan Corp.	1,212
46	NiSource, Inc.	1,105
59	PG&E Corp. (c)	2,774
42	Public Service Enterprise Group, Inc.	2,815
44	Sempra Energy	2,470
35	TECO Energy, Inc. (c)	606
68	Xcel Energy, Inc. (c)	1,578
		24,422
	Multiline Retail — 1.1%
18	Big Lots, Inc. (a) (c)	421
10	Dillard’s, Inc., Class A (c)	358
52	Dollar General Corp. (c)	843
25	Family Dollar Stores, Inc.	747
88	Federated Department Stores, Inc.	3,372
38	J.C. Penney Co., Inc.	2,920
55	Kohl’s Corp. (a)	3,763
38	Nordstrom, Inc.	1,897
14	Sears Holdings Corp. (a)	2,355
144	Target Corp.	8,241
		24,917
	Office Electronics — 0.1%
162	Xerox Corp. (a)	2,753
	Oil, Gas & Consumable Fuels — 8.1%
77	Anadarko Petroleum Corp.	3,364
55	Apache Corp.	3,684
70	Chesapeake Energy Corp. (c)	2,031
367	Chevron Corp.	26,965
277	ConocoPhillips	19,913
31	Consol Energy, Inc.	987
74	Devon Energy Corp.	4,984
119	El Paso Corp.	1,813
41	EOG Resources, Inc.	2,556
981	Exxon Mobil Corp.	75,192
45	Hess Corp.	2,253
18	Kinder Morgan, Inc.	1,904
59	Marathon Oil Corp.	5,472
31	Murphy Oil Corp. (c)	1,598
145	Occidental Petroleum Corp.	7,075
44	Peabody Energy Corp.	1,793
21	Sunoco, Inc.	1,286
102	Valero Energy Corp.	5,204
100	Williams Cos., Inc.	2,618
62	XTO Energy, Inc. (c)	2,895
		173,587
	Paper & Forest Products — 0.3%
77	International Paper Co.	2,609
30	MeadWestvaco Corp. (c)	916
40	Weyerhaeuser Co.	2,814
		6,339
	Personal Products — 0.2%
75	Avon Products, Inc.	2,472
21	Estee Lauder Cos., Inc., (The), Class A	875
		3,347
	Pharmaceuticals — 6.3%
258	Abbott Laboratories	12,575
26	Allergan, Inc.	3,090
18	Barr Pharmaceuticals, Inc. (a)	894
331	Bristol-Myers Squibb Co.	8,707
166	Eli Lilly & Co.	8,624
53	Forest Laboratories, Inc. (a)	2,695

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
488	Johnson & Johnson	32,207
41	King Pharmaceuticals, Inc. (a)	651
365	Merck & Co., Inc.	15,919
36	Mylan Laboratories, Inc.	711
1,213	Pfizer, Inc.	31,416
249	Schering-Plough Corp.	5,894
17	Watson Pharmaceuticals, Inc. (a)	446
226	Wyeth	11,531
		135,360
	Real Estate Investment Trusts (REITs) — 1.1%
16	Apartment Investment & Management Co. (c)	910
37	Archstone-Smith Trust	2,137
20	Boston Properties, Inc.	2,195
59	Equity Office Properties Trust (c)	2,846
49	Equity Residential	2,489
38	Kimco Realty Corp. (c)	1,705
30	Plum Creek Timber Co., Inc. (c)	1,188
42	ProLogis	2,529
21	Public Storage, Inc.	2,004
37	Simon Property Group, Inc. (c)	3,765
22	Vornado Realty Trust	2,634
		24,402
	Real Estate Management & Development — 0.1%
31	CB Richard Ellis Group, Inc., Class A (a)	1,030
36	Realogy Corp. (a)	1,092
		2,122
	Road & Rail — 0.7%
61	Burlington Northern Santa Fe Corp.	4,467
73	CSX Corp.	2,522
67	Norfolk Southern Corp.	3,358
10	Ryder System, Inc. (c)	525
45	Union Pacific Corp.	4,172
		15,044
	Semiconductors & Semiconductor Equipment — 2.4%
92	Advanced Micro Devices, Inc. (a) (c)	1,877
61	Altera Corp. (a)	1,197
58	Analog Devices, Inc.	1,892
234	Applied Materials, Inc.	4,309
79	Broadcom Corp., Class A (a)	2,546
970	Intel Corp.	19,640
33	KLA-Tencor Corp.	1,665
50	Linear Technology Corp.	1,526
67	LSI Logic Corp. (a)	606
54	Maxim Integrated Products, Inc. (c)	1,650
127	Micron Technology, Inc. (a) (c)	1,770
49	National Semiconductor Corp. (c)	1,102
21	Novellus Systems, Inc. (a)	715
60	NVIDIA Corp. (a)	2,213
35	PMC-Sierra, Inc. (a) (c)	237
32	Teradyne, Inc. (a) (c)	479
250	Texas Instruments, Inc.	7,189
57	Xilinx, Inc.	1,347
		51,960
	Software — 3.4%
98	Adobe Systems, Inc. (a)	4,032
39	Autodesk, Inc. (a)	1,574
34	BMC Software, Inc. (a)	1,110
69	CA, Inc. (c)	1,564
30	Citrix Systems, Inc. (a)	823
59	Compuware Corp. (a)	494
52	Electronic Arts, Inc. (a) (c)	2,611
59	Intuit, Inc. (a)	1,787
1,455	Microsoft Corp.	43,454
57	Novell, Inc. (a) (c)	353
673	Oracle Corp. (a)	11,537
158	Symantec Corp. (a)	3,289
		72,628
	Specialty Retail — 2.0%
25	AutoNation, Inc. (a) (c)	537
9	AutoZone, Inc. (a)	986
48	Bed Bath & Beyond, Inc. (a)	1,812
68	Best Buy Co., Inc.	3,342
24	Circuit City Stores, Inc. (c)	451
89	Gap, Inc. (The)	1,730
343	Home Depot, Inc.	13,792
58	Limited Brands, Inc.	1,664
256	Lowe’s Cos., Inc.	7,979
47	Office Depot, Inc. (a)	1,789
12	OfficeMax, Inc. (c)	619
23	RadioShack Corp. (c)	383
19	Sherwin-Williams Co. (The)	1,196
122	Staples, Inc.	3,248
23	Tiffany & Co. (c)	895
76	TJX Cos., Inc.	2,181
		42,604

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.4%
62	Coach, Inc. (a)	2,652
19	Jones Apparel Group, Inc.	622
17	Liz Claiborne, Inc.	750
32	Nike, Inc., Class B	3,133
15	V.F. Corp. (c)	1,229
		8,386
	Thrifts & Mortgage Finance — 1.5%
104	Countrywide Financial Corp.	4,432
164	Fannie Mae	9,740
117	Freddie Mac	7,913
14	MGIC Investment Corp. (c)	876
60	Sovereign Bancorp, Inc. (c)	1,534
159	Washington Mutual, Inc.	7,237
		31,732
	Tobacco — 1.6%
353	Altria Group, Inc.	30,255
29	Reynolds American, Inc. (c)	1,888
27	UST, Inc. (c)	1,575
		33,718
	Trading Companies & Distributors — 0.0% (g)
12	W.W. Grainger, Inc.	864
	Wireless Telecommunication Services — 0.6%
63	ALLTEL Corp.	3,804
487	Sprint Nextel Corp.	9,201
		13,005
	Total Common Stocks (Cost $1,041,215)	2,140,595
Short-Term Investment — 0.3%
	Investment Company — 0.3%
7,603	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $7,603)	7,603

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.3%
	Certificates of Deposit — 1.1%
6,000	Barclays plc, New York, 5.33%, 02/14/07	6,000
5,000	Credit Industriel et Commercial London, 5.35%, 01/26/07	5,000
4,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	4,000
3,500	Norinchukin Bank, New York, 5.35%, 02/27/07	3,500
4,999	SunTrust Bank, Atlanta, FRN, 5.34%, 06/28/07	4,999
		23,499
	Corporate Notes — 2.6%
5,000	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	5,000
6,100	American Express Credit Corp., FRN, 5.36%, 01/15/08	6,100
3,750	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	3,750
10,000	Dorada Finance, Inc., FRN 5.37%, 01/14/08	10,000
	Goldman Sachs Group, Inc.,
5,000	FRN, 5.42%, 12/28/07	5,000
5,000	FRN, 5.47%, 12/28/07	5,000
4,224	HBOS Treasury Services plc, FRN, 5.40%, 01/29/08	4,224
2,112	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	2,112
2,500	Morgan Stanley, FRN, 5.49%, 01/29/08	2,500
5,003	Nationwide Building Society, FRN, 5.32%, 01/29/08	5,003
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
3,000	Sigma Finance, Inc., FRN, 5.37%, 01/17/08	3,000
		56,689
	Repurchase Agreements — 1.6%
22,000	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $22,013, collateralized by U.S. Government Agency Mortgages	22,000
11,085	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $11,092, collateralized by U.S. Government Agency Mortgages	11,085
		33,085
	Total Investments of Cash Collateral for Securities on Loan (Cost $113,273)	113,273
	Total Investments — 105.0% (Cost $1,162,091)	2,261,471
	Liabilities in Excess of Other Assets — (5.0)%	(108,493)
	NET ASSETS — 100.0%	$2,152,978

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (USD)
	Long Futures Outstanding
36	S&P 500 Index	March, 2007	$12,856	$28

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 1.9%
11	AAR Corp. (a) (m)	312
17	Alliant Techsystems, Inc. (a)	1,361
4	Applied Signal Technology, Inc. (c)	59
40	Armor Holdings, Inc. (a) (c)	2,185
40	Ceradyne, Inc. (a) (c)	2,286
7	Cubic Corp.	158
24	DRS Technologies, Inc. (c)	1,262
6	EDO Corp. (c)	150
20	GenCorp, Inc. (a) (c)	285
49	Precision Castparts Corp.	3,852
13	Teledyne Technologies, Inc. (a)	539
5	Triumph Group, Inc. (c)	267
		12,716
	Air Freight & Logistics — 0.9%
58	CH Robinson Worldwide, Inc.	2,387
21	EGL, Inc. (a)	630
73	Expeditors International of Washington, Inc.	2,972
16	Hub Group, Inc., Class A (a)	444
		6,433
	Airlines — 0.4%
40	Alaska Air Group, Inc. (a)	1,568
10	Frontier Airlines Holdings, Inc. (a) (c)	70
11	Mesa Air Group, Inc. (a)	90
46	Skywest, Inc.	1,186
		2,914
	Auto Components — 0.8%
123	ArvinMeritor, Inc.	2,234
7	Bandag, Inc. (c)	340
18	BorgWarner, Inc.	1,073
4	Drew Industries, Inc. (a)	116
33	Gentex Corp. (c)	517
17	LKQ Corp. (a) (c)	390
14	Modine Manufacturing Co. (c)	352
5	Standard Motor Products, Inc.	68
10	Superior Industries International, Inc. (c)	184
		5,274
	Automobiles — 0.5%
5	Coachmen Industries, Inc.	56
22	Fleetwood Enterprises, Inc. (a) (c)	171
11	Monaco Coach Corp. (c)	153
58	Thor Industries, Inc. (c)	2,534
13	Winnebago Industries, Inc. (c)	444
		3,358
	Beverages — 0.2%
8	Hansen Natural Corp. (a) (c)	281
42	PepsiAmericas, Inc.	884
		1,165
	Biotechnology — 1.1%
24	Arqule, Inc. (a) (c)	143
39	Cephalon, Inc. (a) (c)	2,730
10	Digene Corp. (a)	457
9	Martek Biosciences Corp. (a) (c)	221
231	Millennium Pharmaceuticals, Inc. (a)	2,514
28	Regeneron Pharmaceuticals, Inc. (a)	563
24	Savient Pharmaceuticals, Inc. (a)	263
24	Vertex Pharmaceuticals, Inc. (a) (c)	881
		7,772
	Building Products — 0.7%
9	Apogee Enterprises, Inc. (c)	175
6	ElkCorp. (c)	256
11	Griffon Corp. (a) (c)	269
75	Lennox International, Inc.	2,307
18	NCI Building Systems, Inc. (a) (c)	951
5	Simpson Manufacturing Co., Inc. (c)	167
15	Universal Forest Products, Inc.	681
		4,806
	Capital Markets — 1.9%
60	A.G. Edwards, Inc.	3,794
23	Jefferies Group, Inc.	617
21	LaBranche & Co., Inc. (a) (c)	210
30	Nuveen Investments, Inc., Class A	1,565
13	Piper Jaffray Cos., Inc. (a) (c)	843
59	Raymond James Financial, Inc.	1,800
54	SEI Investments Co.	3,200
6	SWS Group, Inc.	197
9	TradeStation Group, Inc. (a) (c)	124
21	Waddell & Reed Financial, Inc.	581
		12,931
	Chemicals — 2.6%
10	Albemarle Corp.	718
7	Arch Chemicals, Inc.	238
18	Cabot Corp.	778
10	Cytec Industries, Inc.	552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
19	Ferro Corp. (c)	385
10	FMC Corp.	744
14	Georgia Gulf Corp.	267
67	H.B. Fuller Co.	1,729
45	Lubrizol Corp.	2,280
124	Lyondell Chemical Co.	3,159
12	MacDermid, Inc.	405
4	Material Sciences Corp. (a)	48
85	Olin Corp.	1,406
33	OM Group, Inc. (a)	1,475
29	Omnova Solutions, Inc. (a) (c)	131
2	Penford Corp.	33
30	PolyOne Corp. (a)	226
3	Quaker Chemical Corp.	59
56	RPM International, Inc.	1,175
10	Schulman (A.), Inc. (c)	222
3	Scotts Miracle-Gro Co. (The), Class A	160
17	Sensient Technologies Corp.	414
9	Tronox, Inc. (c)	138
29	Valspar Corp.	791
13	Wellman, Inc. (c)	40
		17,573
	Commercial Banks — 4.2%
82	Associated Banc-Corp.	2,846
48	Bank of Hawaii Corp.	2,579
13	Boston Private Financial Holdings, Inc.	370
11	Cascade Bancorp (c)	351
19	Cathay General Bancorp (c)	661
12	Central Pacific Financial Corp. (c)	450
18	Chittenden Corp. (c)	555
26	City National Corp.	1,874
89	Colonial BancGroup, Inc. (The)	2,295
12	Community Bank System, Inc. (c)	269
25	Cullen/Frost Bankers, Inc.	1,379
25	East West Bancorp, Inc. (c)	876
32	First Bancorp (c)	301
28	First Commonwealth Financial Corp. (c)	378
13	First Financial Bancorp (c)	215
5	First Indiana Corp. (c)	132
33	FirstMerit Corp. (c)	803
18	Glacier Bancorp, Inc. (c)	448
13	Greater Bay Bancorp	336
15	Hanmi Financial Corp.	342
8	Independent Bank Corp.	194
10	Irwin Financial Corp. (c)	223
49	Mercantile Bankshares Corp.	2,277
9	Nara Bancorp, Inc. (c)	186
7	PrivateBancorp, Inc. (c)	312
7	Prosperity Bancshares, Inc. (c)	253
12	Provident Bankshares Corp. (c)	432
26	Republic Bancorp, Inc.	348
30	South Financial Group, Inc. (The)	807
8	Sterling Bancorp (c)	148
21	Sterling Bancshares, Inc.	268
12	Sterling Financial Corp. (c)	402
18	Susquehanna Bancshares, Inc. (c)	486
33	TCF Financial Corp.	894
15	UCBH Holdings, Inc. (c)	267
23	Umpqua Holdings Corp. (c)	691
17	United Bankshares, Inc. (c)	660
24	Whitney Holding Corp.	779
27	Wilmington Trust Corp.	1,140
6	Wilshire Bancorp, Inc. (c)	115
		28,342
	Commercial Services & Supplies — 3.2%
16	ABM Industries, Inc. (c) (m)	358
36	Adesa, Inc.	1,007
9	Administaff, Inc. (c)	378
2	Angelica Corp.	55
10	Banta Corp.	355
13	Bowne & Co., Inc.	210
6	CDI Corp. (c)	153
12	Central Parking Corp. (c)	208
4	Consolidated Graphics, Inc. (a)	265
16	Copart, Inc. (a)	489
20	Deluxe Corp. (c)	514
30	Dun & Bradstreet Corp. (a)	2,445
8	G&K Services, Inc., Class A (c)	331
9	Healthcare Services Group, Inc. (c)	251
7	Heidrick & Struggles International, Inc. (a)	294
6	HNI Corp.	264
11	John H. Harland Co.	548
13	Kelly Services, Inc., Class A (c)	374
18	Korn/Ferry International (a)	402
49	Labor Ready, Inc. (a)	895
61	Manpower, Inc.	4,563
14	Mobile Mini, Inc. (a) (c)	365
20	Navigant Consulting, Inc. (a) (c)	388

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
10	On Assignment, Inc. (a)	116
45	Republic Services, Inc.	1,850
11	Rollins, Inc. (c)	239
9	School Specialty, Inc. (a) (c)	337
20	Spherion Corp. (a)	148
11	Standard Register Co. (The) (c)	134
10	Stericycle, Inc. (a)	780
22	Tetra Tech, Inc. (a) (c)	404
30	United Stationers, Inc. (a)	1,379
8	Viad Corp.	330
5	Volt Information Sciences, Inc. (a) (c)	246
16	Watson Wyatt Worldwide, Inc., Class A (c)	743
		21,818
	Communications Equipment — 2.0%
12	Adtran, Inc. (c)	280
64	Andrew Corp. (a)	659
17	Avocent Corp. (a)	578
4	Bel Fuse, Inc., Class B (c)	128
6	Black Box Corp. (c)	269
5	Blue Coat Systems, Inc. (a) (c)	118
28	C-COR, Inc. (a)	309
77	CommScope, Inc. (a)	2,334
8	Comtech Telecommunications Corp. (a) (c)	315
10	Digi International, Inc. (a) (c)	141
12	Ditech Networks, Inc. (a)	85
13	Dycom Industries, Inc. (a)	284
10	F5 Networks, Inc. (a)	768
23	Harmonic, Inc. (a)	167
62	Harris Corp.	2,836
10	Inter-Tel, Inc.	223
13	NETGEAR, Inc. (a) (c)	345
12	Network Equipment Technologies, Inc. (a)	71
11	PC-Tel, Inc. (a) (c)	100
19	Plantronics, Inc. (c)	411
88	Polycom, Inc. (a)	2,709
18	Symmetricom, Inc. (a) (c)	161
5	Tollgrade Communications, Inc. (a)	56
8	Viasat, Inc. (a)	249
		13,596
	Computers & Peripherals — 1.1%
43	Adaptec, Inc. (a)	202
19	Diebold, Inc.	903
10	Hutchinson Technology, Inc. (a) (c)	235
20	Imation Corp.	911
39	Komag, Inc. (a) (c)	1,483
62	McData Corp., Class A (a) (c)	345
8	Neoware Systems, Inc. (a) (c)	103
11	Novatel Wireless, Inc. (a) (c)	110
37	Palm, Inc. (a) (c)	516
9	Synaptics, Inc. (a) (c)	278
105	Western Digital Corp.	2,149
		7,235
	Construction & Engineering — 0.9%
20	EMCOR Group, Inc. (a)	1,162
41	Granite Construction, Inc.	2,085
9	Insituform Technologies, Inc., Class A (a) (c)	220
19	Jacobs Engineering Group, Inc. (a)	1,543
26	URS Corp. (a)	1,101
		6,111
	Construction Materials — 0.5%
28	Florida Rock Industries, Inc.	1,193
17	Headwaters, Inc. (a) (c)	409
17	Martin Marietta Materials, Inc.	1,805
		3,407
	Consumer Finance — 0.6%
112	AmeriCredit Corp. (a)	2,809
10	Cash America International, Inc.	448
11	First Cash Financial Services, Inc. (a)	280
8	Rewards Network, Inc. (a) (c)	56
7	World Acceptance Corp. (a)	333
		3,926
	Containers & Packaging — 0.4%
10	AptarGroup, Inc.	610
9	Caraustar Industries, Inc. (a) (c)	73
5	Chesapeake Corp. (c)	83
11	Myers Industries, Inc.	165
20	Packaging Corp. of America	435
9	Rock-Tenn Co., Class A	241
31	Sonoco Products Co.	1,174
		2,781
	Distributors — 0.1%
8	Audiovox Corp. (a) (c)	110
11	Building Materials Holding Corp. (c)	270
6	Keystone Automotive Industries, Inc. (a) (c)	204
		584

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — 1.2%
11	Bright Horizons Family Solutions, Inc. (a)	406
73	Career Education Corp. (a)	1,814
5	CPI Corp.	230
8	Coinstar, Inc. (a)	232
11	DeVry, Inc.	305
25	ITT Educational Services, Inc. (a)	1,692
27	Laureate Education, Inc. (a)	1,302
6	Pre-Paid Legal Services, Inc. (a) (c)	250
12	Regis Corp.	474
22	Sotheby’s Holdings, Inc., Class A (c)	677
6	Strayer Education, Inc.	617
9	Universal Technical Institute, Inc. (a) (c)	193
4	Vertrue, Inc. (a)	148
		8,340
	Diversified Financial Services — 0.3%
9	Financial Federal Corp. (c)	266
62	Leucadia National Corp.	1,759
6	Portfolio Recovery Associates, Inc. (a) (c)	287
		2,312
	Diversified Telecommunication Services — 0.2%
97	Cincinnati Bell, Inc. (a) (c)	442
8	Commonwealth Telephone Enterprises, Inc.	327
8	CT Communications, Inc. (c)	182
22	General Communication, Inc., Class A (a) (c)	344
		1,295
	Electric Utilities — 1.5%
12	Allete, Inc. (c)	570
6	Central Vermont Public Service Corp. (c)	152
33	Duquesne Light Holdings, Inc. (c)	646
20	El Paso Electric Co. (a)	477
73	Great Plains Energy, Inc. (c)	2,336
6	Green Mountain Power Corp. (c)	203
19	Hawaiian Electric Industries, Inc. (c)	512
9	IDACORP, Inc.	333
46	Northeast Utilities	1,308
90	Pepco Holdings, Inc.	2,335
10	UIL Holdings Corp. (c)	416
14	UniSource Energy Corp.	497
16	Westar Energy, Inc.	420
		10,205
	Electrical Equipment — 1.6%
43	A.O. Smith Corp. (c)	1,598
31	Acuity Brands, Inc.	1,598
11	Baldor Electric Co.	363
26	Belden CDT, Inc. (c)	1,034
23	Hubbell, Inc., Class B	1,042
11	MagneTek, Inc. (a)	60
43	Regal-Beloit Corp. (c)	2,263
48	Thomas & Betts Corp. (a)	2,274
16	Vicor Corp. (c)	177
11	Woodward Governor Co. (c)	434
		10,843
	Electronic Equipment & Instruments — 3.2%
29	Aeroflex, Inc. (a)	341
12	Agilysys, Inc. (c)	198
30	Amphenol Corp., Class A	1,887
8	Anixter International, Inc. (a) (c)	438
67	Arrow Electronics, Inc. (a)	2,108
72	Avnet, Inc. (a)	1,833
11	Bell Microproducts, Inc. (a) (c)	75
41	Benchmark Electronics, Inc. (a) (c)	987
21	Brightpoint, Inc. (a)	277
14	Checkpoint Systems, Inc. (a)	279
17	Cognex Corp.	413
17	Coherent, Inc. (a)	526
11	CTS Corp. (c)	169
13	Daktronics, Inc. (c)	490
9	Electro Scientific Industries, Inc. (a) (c)	177
18	Gerber Scientific, Inc. (a)	232
18	Global Imaging Systems, Inc. (a)	395
46	Ingram Micro, Inc. Class A (a)	946
21	Insight Enterprises, Inc. (a)	393
16	Itron, Inc. (a)	842
5	Keithley Instruments, Inc. (c)	67
34	KEMET Corp. (a)	246
8	Littelfuse, Inc. (a)	243
8	LoJack Corp. (a) (c)	128
7	Mercury Computer Systems, Inc. (a) (c)	94
12	Methode Electronics, Inc.	125
8	MTS Systems Corp. (c)	305
23	National Instruments Corp.	623
15	Newport Corp. (a)	323
8	Park Electrochemical Corp.	210
13	Paxar Corp. (a) (c)	294
9	Photon Dynamics, Inc. (a) (c)	111
6	Planar Systems, Inc. (a) (c)	53
67	Plexus Corp. (a)	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Electronic Equipment & Instruments — Continued
7		Radisys Corp. (a)	118
6		Rogers Corp. (a) (c)	364
10		ScanSource, Inc. (a) (c)	311
14		Tech Data Corp. (a)	538
13		Technitrol, Inc.	314
15		Trimble Navigation, Ltd. (a)	764
120		Vishay Intertechnology, Inc. (a)	1,626
7		X-Rite, Inc. (c)	82
			21,545
		Energy Equipment & Services — 4.4%
4		Atwood Oceanics, Inc. (a) (c)	193
9		Bristow Group, Inc. (a) (c)	328
39		Cameron International Corp. (a)	2,077
96		ENSCO International, Inc.	4,790
56		Grant Prideco, Inc. (a)	2,218
—	(h)	Hanover Compressor Co. (a) (c)	7
94		Helmerich & Payne, Inc.	2,305
29		Input/Output, Inc. (a) (c)	391
46		Lone Star Technologies, Inc. (a)	2,223
6		Lufkin Industries, Inc.	331
29		Oceaneering International, Inc. (a)	1,155
120		Patterson-UTI Energy, Inc.	2,790
54		Pride International, Inc. (a)	1,607
25		SEACOR Holdings, Inc. (a)	2,470
52		Tidewater, Inc.	2,527
46		Unit Corp. (a)	2,249
18		Veritas DGC, Inc. (a)	1,583
6		W-H Energy Services, Inc. (a)	272
			29,516
		Food & Staples Retailing — 0.4%
20		Casey’s General Stores, Inc. (c)	465
20		Longs Drug Stores Corp.	845
4		Nash Finch Co. (c)	103
20		Performance Food Group Co. (a) (c)	542
15		Ruddick Corp. (c)	424
			2,379
		Food Products — 1.1%
19		Corn Products International, Inc.	671
14		Delta & Pine Land Co.	570
14		Hain Celestial Group, Inc. (a) (c)	446
39		Hormel Foods Corp.	1,449
6		J & J Snack Foods Corp. (c)	231
16		JM Smucker Co. (The)	792
13		Lancaster Colony Corp.	570
9		Lance, Inc. (c)	188
5		Peet’s Coffee & Tea, Inc. (a) (c)	123
4		Ralcorp Holdings, Inc. (a)	208
6		Sanderson Farms, Inc. (c)	186
51		Smithfield Foods, Inc. (a)	1,320
17		Tootsie Roll Industries, Inc. (c)	556
10		TreeHouse Foods, Inc. (a)	325
			7,635
		Gas Utilities — 2.3%
52		AGL Resources, Inc.	2,023
50		Atmos Energy Corp.	1,608
3		Cascade Natural Gas Corp.	87
37		Energen Corp.	1,748
3		Equitable Resources, Inc.	134
8		Laclede Group, Inc. (The) (c)	291
40		National Fuel Gas Co. (c)	1,540
11		Northwest Natural Gas Co. (c)	461
89		ONEOK, Inc.	3,851
11		South Jersey Industries, Inc. (c)	376
54		Southern Union Co. (c)	1,523
15		Southwest Gas Corp. (c)	569
54		UGI Corp.	1,469
6		WGL Holdings, Inc. (c)	207
			15,887
		Health Care Equipment & Supplies — 4.3%
33		Advanced Medical Optics, Inc. (a)	1,154
4		Analogic Corp. (c)	244
20		Beckman Coulter, Inc.	1,180
9		Biolase Technology, Inc. (a) (c)	74
12		Biosite, Inc. (a) (c)	577
12		CONMED Corp. (a) (c)	267
21		Cooper Cos., Inc. (The)	946
9		Cyberonics, Inc. (a) (c)	178
59		Cytyc Corp. (a)	1,673
5		Datascope Corp. (c)	173
113		Dentsply International, Inc.	3,367
8		DJO, Inc. (a) (c)	351
31		Edwards Lifesciences Corp. (a)	1,480
17		Gen-Probe, Inc. (a)	903
8		Greatbatch, Inc. (a) (c)	227
18		Haemonetics Corp. (a)	817
54		Hillenbrand Industries, Inc. (c)	3,056
1		Hologic, Inc. (a)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
5	ICU Medical, Inc. (a) (c)	188
17	IDEXX Laboratories, Inc. (a)	1,320
43	Immucor, Inc. (a)	1,271
12	Integra LifeSciences Holdings Corp. (a) (c)	493
11	Intuitive Surgical, Inc. (a) (c)	1,098
11	Invacare Corp. (c)	258
4	Kensey Nash Corp. (a) (c)	139
36	Mentor Corp. (c)	1,736
11	Meridian Bioscience, Inc. (c)	258
10	Merit Medical Systems, Inc. (a)	163
5	Osteotech, Inc. (a)	28
7	Palomar Medical Technologies, Inc. (a) (c)	356
6	Possis Medical, Inc. (a) (c)	88
23	Resmed, Inc. (a) (c)	1,128
41	STERIS Corp.	1,044
6	SurModics, Inc. (a) (c)	186
13	Theragenics Corp. (a) (c)	41
45	Varian Medical Systems, Inc. (a)	2,149
12	Viasys Healthcare, Inc. (a)	325
4	Vital Signs, Inc. (c)	208
		29,175
	Health Care Providers & Services — 3.4%
7	Amedisys, Inc. (a)	245
10	AMERIGROUP Corp. (a)	371
13	AMN Healthcare Services, Inc. (a) (c)	356
11	Amsurg Corp. (a)	252
64	Apria Healthcare Group, Inc. (a) (c)	1,695
17	Centene Corp. (a)	429
10	Chemed Corp.	361
20	Community Health Systems, Inc. (a)	718
11	Cross Country Healthcare, Inc. (a) (c)	244
9	CryoLife, Inc. (a)	70
7	Genesis HealthCare Corp. (a)	345
9	Gentiva Health Services, Inc. (a)	179
52	Health Net, Inc. (a)	2,549
4	Healthways, Inc. (a)	188
56	Henry Schein, Inc. (a)	2,744
10	Hooper Holmes, Inc. (a) (c)	35
11	inVentiv Health, Inc. (a) (c)	385
8	LCA-Vision, Inc. (c)	289
62	LifePoint Hospitals, Inc. (a)	2,082
47	Lincare Holdings, Inc. (a)	1,878
8	Matria Healthcare, Inc. (a) (c)	238
14	Odyssey HealthCare, Inc. (a)	180
55	Omnicare, Inc.	2,134
16	Owens & Minor, Inc.	487
7	Pediatrix Medical Group, Inc. (a)	345
7	Psychiatric Solutions, Inc. (a)	277
6	RehabCare Group, Inc. (a) (c)	82
11	Sierra Health Services, Inc. (a)	411
28	Sunrise Senior Living, Inc. (a) (c)	854
42	Triad Hospitals, Inc. (a)	1,741
19	VCA Antech, Inc. (a)	614
		22,778
	Health Care Technology — 0.3%
16	Allscripts Healthcare Solutions, Inc. (a) (c)	433
16	Cerner Corp. (a)	721
17	Dendrite International, Inc. (a)	184
13	Per-Se Technologies, Inc. (a) (c)	360
		1,698
	Hotels, Restaurants & Leisure — 2.3%
19	Applebee’s International, Inc.	463
17	Aztar Corp. (a)	909
12	Bob Evans Farms, Inc.	400
23	Boyd Gaming Corp. (c)	1,056
86	Brinker International, Inc.	2,586
8	California Pizza Kitchen, Inc. (a) (c)	258
20	CBRL Group, Inc.	911
4	CEC Entertainment, Inc. (a)	163
28	CKE Restaurants, Inc. (c)	507
5	IHOP Corp. (c)	282
14	International Speedway Corp., Class A	725
19	Jack in the Box, Inc. (a)	1,170
8	Landry’s Restaurants, Inc. (c)	239
9	Marcus Corp. (c)	241
16	Multimedia Games, Inc. (a) (c)	158
6	O’Charley’s, Inc. (a)	129
21	OSI Restaurant Partners, Inc.	808
13	Papa John’s International, Inc. (a) (c)	379
9	Pinnacle Entertainment, Inc. (a) (c)	284
14	Rare Hospitality International, Inc. (a) (c)	452
7	Red Robin Gourmet Burgers, Inc. (a) (c)	240
74	Ruby Tuesday, Inc. (c)	2,028
14	Shuffle Master, Inc. (a) (c)	368
9	Steak n Shake Co. (The) (a) (c)	157
26	Triarc Cos., Inc., Class B (c)	511
		15,424

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Household Durables — 1.6%
31		American Greetings Corp., Class A (c)	733
4		Basset Furniture Industries, Inc. (c)	62
6		Beazer Homes USA, Inc.	301
11		Blyth, Inc.	219
31		Champion Enterprises, Inc. (a) (c)	289
24		Ethan Allen Interiors, Inc. (c)	852
4		Hovnanian Enterprises, Inc., Class A (a) (c)	143
16		Interface, Inc., Class A (a)	233
20		La-Z-Boy, Inc. (c)	241
—	(h)	Lennar Corp., Class B	—
4		Lenox Group, Inc. (a)	27
5		Libbey, Inc. (c)	60
5		M/I Homes, Inc. (c)	187
28		Mohawk Industries, Inc. (a) (c)	2,132
2		National Presto Industries, Inc. (c)	132
5		NVR, Inc. (a) (c)	3,289
5		Russ Berrie & Co., Inc. (a) (c)	81
11		Ryland Group, Inc. (c)	599
3		Skyline Corp. (c)	109
18		Toll Brothers, Inc. (a)	573
35		Tupperware Brands Corp.	781
			11,043
		Household Products — 0.5%
10		Central Garden & Pet Co. (a) (c)	465
34		Energizer Holdings, Inc. (a)	2,444
22		Spectrum Brands, Inc. (a) (c)	240
5		WD-40 Co. (c)	178
			3,327
		Industrial Conglomerates — 0.4%
16		Carlisle Cos., Inc.	1,248
4		Sequa Corp., Class A (a)	410
4		Standex International Corp. (c)	124
14		Teleflex, Inc.	896
12		Tredegar Corp.	278
			2,956
		Insurance — 3.8%
57		American Financial Group, Inc.	2,055
40		Delphi Financial Group, Inc.	1,637
22		Everest Re Group Ltd. (Barbados)	2,205
71		Fidelity National Financial, Inc., Class A	1,688
14		Hanover Insurance Group, Inc. (The)	669
36		HCC Insurance Holdings, Inc. (c)	1,152
17		Horace Mann Educators Corp.	350
8		Infinity Property & Casualty Corp.	394
7		LandAmerica Financial Group, Inc. (c)	435
62		Ohio Casualty Corp.	1,859
34		Old Republic International Corp.	783
44		Philadelphia Consolidated Holding Co. (a)	1,974
9		Presidential Life Corp.	207
50		Protective Life Corp.	2,363
6		Safety Insurance Group, Inc. (c)	289
1		SCPIE Holdings, Inc. (a)	36
11		Selective Insurance Group (c)	623
30		Stancorp Financial Group, Inc.	1,346
7		Stewart Information Services Corp. (c)	317
7		United Fire & Casualty Co. (c)	241
18		Unitrin, Inc.	919
96		W.R. Berkley Corp.	3,308
13		Zenith National Insurance Corp.	616
			25,466
		Internet & Catalog Retail — 0.1%
6		Blue Nile, Inc. (a) (c)	206
9		PetMed Express, Inc. (a) (c)	126
8		Stamps.com, Inc. (a) (c)	123
			455
		Internet Software & Services — 0.5%
4		Bankrate, Inc. (a) (c)	148
16		Digital Insight Corp. (a)	603
37		Digitas, Inc. (a)	502
11		Infospace, Inc. (a) (c)	226
20		j2 Global Communications, Inc. (a) (c)	538
11		MIVA, Inc. (a)	36
25		United Online, Inc.	329
39		ValueClick, Inc. (a)	929
18		Websense, Inc. (a)	416
			3,727
		IT Services — 2.2%
30		Acxiom Corp.	780
36		Alliance Data Systems Corp. (a)	2,271
80		BISYS Group, Inc. (The) (a)	1,036
19		CACI International, Inc., Class A (a)	1,060
5		Carreker Corp. (a)	34
43		Ceridian Corp. (a)	1,191
21		CIBER, Inc. (a) (c)	139
76		CSG Systems International, Inc. (a)	2,021
28		DST Systems, Inc. (a)	1,785

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
19	eFunds Corp. (a) (c)	517
11	Gevity HR, Inc. (c)	251
14	Global Payments, Inc.	652
23	Keane, Inc. (a)	271
11	Mantech International Corp., Class A (a)	400
9	MAXIMUS, Inc. (c)	262
33	MoneyGram International, Inc.	1,050
18	MPS Group, Inc. (a)	250
29	SRA International, Inc., Class A (a)	786
5	StarTek, Inc.	65
7	SYKES Enterprises, Inc. (a)	118
		14,939
	Leisure Equipment & Products — 0.4%
7	Arctic Cat, Inc. (c)	131
25	Callaway Golf Co. (c)	362
9	JAKKS Pacific, Inc. (a) (c)	190
16	K2, Inc. (a)	215
6	MarineMax, Inc. (a) (c)	158
13	Nautilus Group, Inc. (c)	186
20	Polaris Industries, Inc. (c)	914
8	RC2 Corp. (a) (c)	369
9	Sturm Ruger & Co., Inc. (a)	88
		2,613
	Life Sciences Tools & Services — 1.3%
7	Cambrex Corp. (c)	170
21	Charles River Laboratories International, Inc. (a)	921
48	Covance, Inc. (a)	2,845
7	Dionex Corp. (a) (c)	390
10	Enzo Biochem, Inc. (a) (c)	144
26	Invitrogen Corp. (a) (c)	1,498
5	Kendle International, Inc. (a)	154
8	Parexel International Corp. (a)	234
7	PharmaNet Development Group, Inc. (a)	163
15	Techne Corp. (a)	859
20	Varian, Inc. (a)	909
13	Ventana Medical Systems, Inc. (a) (c)	565
		8,852
	Machinery — 3.8%
51	AGCO Corp. (a) (c) (m)	1,564
13	Albany International Corp. (c)	427
6	Astec Industries, Inc. (a)	222
7	ASV, Inc. (a) (c)	116
18	Barnes Group, Inc.	394
11	Clarcor, Inc. (c)	362
29	Crane Co.	1,054
4	Donaldson Co., Inc.	138
8	EnPro Industries, Inc. (a) (c)	274
18	Federal Signal Corp. (c)	284
60	Gardner Denver, Inc. (a)	2,257
16	Harsco Corp.	1,190
12	Joy Global, Inc.	581
11	Kaydon Corp.	452
17	Lincoln Electric Holdings, Inc.	1,023
4	Lindsay Manufacturing Co. (c)	130
4	Lydall, Inc. (a)	47
40	Manitowoc Co., Inc. (The)	2,386
13	Mueller Industries, Inc.	418
14	Nordson Corp.	697
37	Oshkosh Truck Corp.	1,786
31	Pentair, Inc.	983
5	Robbins & Myers, Inc.	218
33	SPX Corp.	1,994
90	Timken Co.	2,618
17	Toro Co.	782
68	Trinity Industries, Inc. (c)	2,408
8	Valmont Industries, Inc. (c)	435
11	Wabash National Corp. (c)	169
10	Watts Water Technologies, Inc., Class A	421
		25,830
	Media — 1.2%
4	4Kids Entertainment, Inc. (a) (c)	64
13	ADVO, Inc.	414
3	Arbitron, Inc.	150
74	Belo Corp., Class A	1,362
53	Harte-Hanks, Inc.	1,461
18	John Wiley & Sons, Inc., Class A	682
18	Lee Enterprises, Inc.	566
26	Live Nation, Inc. (a)	586
9	Media General, Inc., Class A	323
32	Radio One, Inc., Class D (a)	215
56	Reader’s Digest Association, Inc. (The)	938
10	Scholastic Corp. (a)	354
15	Valassis Communications, Inc. (a)	213
1	Washington Post Co. (The), Class B	438
12	Westwood One, Inc. (c)	85
		7,851

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 2.2%
7	AM Castle & Co.	180
11	AMCOL International Corp. (c)	309
5	Brush Engineered Materials, Inc. (a)	153
12	Carpenter Technology Corp.	1,278
9	Century Aluminum Co. (a) (c)	407
49	Chaparral Steel Co.	2,175
17	Cleveland-Cliffs, Inc. (c)	835
76	Commercial Metals Co.	1,953
43	Quanex Corp. (c)	1,498
35	Reliance Steel & Aluminum Co.	1,392
9	RTI International Metals, Inc. (a) (c)	683
8	Ryerson, Inc. (c)	212
105	Steel Dynamics, Inc.	3,404
3	Steel Technologies, Inc. (c)	60
30	Worthington Industries, Inc. (c)	536
		15,075
	Multi-Utilities — 3.1%
54	Alliant Energy Corp.	2,056
147	Aquila, Inc. (a)	691
51	Avista Corp. (c)	1,285
5	CH Energy Group, Inc. (c)	277
115	Energy East Corp.	2,843
131	MDU Resources Group, Inc. (c)	3,365
5	NSTAR (c)	171
70	PNM Resources, Inc.	2,184
59	Puget Energy, Inc.	1,486
54	SCANA Corp.	2,191
4	Vectren Corp.	118
40	Wisconsin Energy Corp.	1,884
43	WPS Resources Corp.	2,313
		20,864
	Multiline Retail — 0.6%
23	99 Cents Only Stores (a)	283
71	Dollar Tree Stores, Inc. (a)	2,123
14	Fred’s, Inc. (c)	174
54	Saks, Inc. (c)	961
12	Tuesday Morning Corp. (c)	187
		3,728
	Oil, Gas & Consumable Fuels — 2.7%
13	Cabot Oil & Gas Corp.	783
24	Cimarex Energy Co.	873
37	Frontier Oil Corp.	1,055
46	Helix Energy Solutions Group, Inc. (a)	1,440
12	Newfield Exploration Co. (a)	548
65	Noble Energy, Inc.	3,206
36	Overseas Shipholding Group, Inc.	2,031
13	Penn Virginia Corp.	897
6	Petroleum Development Corp. (a)	278
41	Pioneer Natural Resources Co.	1,629
22	Plains Exploration & Production Co. (a)	1,066
30	Pogo Producing Co. (c)	1,451
17	Southwestern Energy Co. (a)	583
15	St. Mary Land & Exploration Co.	566
13	Stone Energy Corp. (a)	462
21	Swift Energy Co. (a) (c)	949
9	World Fuel Services Corp.	391
		18,208
	Paper & Forest Products — 0.3%
11	Buckeye Technologies, Inc. (a)	135
4	Deltic Timber Corp. (c)	214
14	Glatfelter (c)	214
39	Louisiana-Pacific Corp.	834
6	Neenah Paper, Inc. (c)	207
5	Pope & Talbot, Inc. (a) (c)	29
5	Schweitzer-Mauduit International, Inc.	124
18	Wausau-Mosinee Paper Corp. (c)	265
		2,022
	Personal Products — 0.6%
29	Alberto-Culver Co.	618
6	Mannatech, Inc. (c)	92
70	NBTY, Inc. (a)	2,890
16	Playtex Products, Inc. (a)	235
4	USANA Health Sciences, Inc. (a)	203
		4,038
	Pharmaceuticals — 0.6%
49	Alpharma, Inc., Class A	1,189
6	Bradley Pharmaceuticals, Inc. (a) (c)	114
13	Medicis Pharmaceutical Corp., Class A (c)	455
14	MGI Pharma, Inc. (a)	266
7	Noven Pharmaceuticals, Inc. (a)	184
8	Par Pharmaceutical Cos., Inc. (a) (c)	182
8	Perrigo Co.	137
11	Sciele Pharma, Inc. (a)	269
10	Sepracor, Inc. (a)	614
21	Valeant Pharmaceuticals International	360
		3,770

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 4.3%
12	Acadia Realty Trust (c)	305
36	AMB Property Corp.	2,095
18	Colonial Properties Trust (c)	840
44	Developers Diversified Realty Corp.	2,757
8	EastGroup Properties, Inc. (c)	438
10	Entertainment Properties Trust	609
9	Essex Property Trust, Inc.	1,141
22	Highwoods Properties, Inc.	882
30	Hospitality Properties Trust	1,425
27	Inland Real Estate Corp. (c)	511
13	Kilroy Realty Corp.	1,022
19	Lexington Realty Trust (c)	423
34	Liberty Property Trust (c)	1,685
8	LTC Properties, Inc.	208
29	Macerich Co. (The)	2,510
24	Mack-Cali Realty Corp.	1,211
9	Mid-America Apartment Communities, Inc.	524
21	National Retail Properties, Inc. (c)	472
23	New Century Financial Corp. (c)	717
42	New Plan Excel Realty Trust (c)	1,147
4	Parkway Properties, Inc. (c)	224
6	PS Business Parks, Inc., Class A	455
29	Rayonier, Inc.	1,196
28	Regency Centers Corp.	2,170
26	Senior Housing Properties Trust (c)	632
6	Sovran Self Storage, Inc.	318
53	United Dominion Realty Trust, Inc. (c)	1,698
33	Weingarten Realty Investors	1,537
		29,152
	Road & Rail — 1.4%
25	Arkansas Best Corp. (c)	913
57	Avis Budget Group, Inc.	1,247
27	Con-way, Inc.	1,205
22	Heartland Express, Inc. (c)	331
46	J.B. Hunt Transport Services, Inc.	965
63	Kansas City Southern Industries, Inc. (a)	1,816
11	Old Dominion Freight Line (a) (c)	265
35	Swift Transportation Co., Inc. (a)	918
46	YRC Worldwide, Inc. (a) (c)	1,734
		9,394
	Semiconductors & Semiconductor Equipment — 3.8%
9	Actel Corp. (a) (c)	159
10	Advanced Energy Industries, Inc. (a) (c)	196
59	Atmel Corp. (a)	354
54	Axcelis Technologies, Inc. (a)	314
28	Brooks Automation, Inc. (a)	399
10	Cabot Microelectronics Corp. (a) (c)	330
7	Cohu, Inc.	135
7	Cymer, Inc. (a) (c)	320
8	Diodes, Inc. (a)	280
12	DSP Group, Inc. (a)	256
16	Exar Corp. (a) (c)	210
127	Fairchild Semiconductor International, Inc. (a)	2,127
15	FEI Co. (a) (c)	384
145	Integrated Device Technology, Inc. (a)	2,247
15	International Rectifier Corp. (a)	568
84	Intersil Corp., Class A	2,006
9	Intevac, Inc. (a)	221
27	Kopin Corp. (a) (c)	97
29	Kulicke & Soffa Industries, Inc. (a) (c)	245
98	Lam Research Corp.	4,962
42	Lattice Semiconductor Corp. (a)	270
63	MEMC Electronic Materials, Inc. (a)	2,458
59	Micrel, Inc. (a) (c)	632
94	Microchip Technology, Inc.	3,060
15	MKS Instruments, Inc. (a)	328
13	Pericom Semiconductor Corp. (a)	150
18	Photronics, Inc. (a) (c)	291
6	Rudolph Technologies, Inc. (a) (c)	91
29	Semtech Corp. (a)	384
66	Skyworks Solutions, Inc. (a) (c)	465
8	Standard Microsystems Corp. (a) (c)	234
4	Supertex, Inc. (a) (c)	157
51	TriQuint Semiconductor, Inc. (a)	227
9	Ultratech, Inc. (a) (c)	116
23	Varian Semiconductor Equipment Associates, Inc. (a)	1,029
12	Veeco Instruments, Inc. (a)	228
		25,930
	Software — 3.4%
6	Advent Software, Inc. (a) (c)	223
9	Altiris, Inc. (a)	229
176	Cadence Design Systems, Inc. (a)	3,145
21	Captaris, Inc. (a)	162
5	Catapult Communications Corp. (a)	49
21	Epicor Software Corp. (a)	288
6	EPIQ Systems, Inc. (a) (c)	106
21	Factset Research Systems, Inc.	1,201

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
41	Fair Isaac Corp.	1,675
12	Hyperion Solutions Corp. (a)	426
23	Jack Henry & Associates, Inc.	488
11	JDA Software Group, Inc. (a)	157
10	Kronos, Inc. (a) (c)	353
27	Macrovision Corp. (a)	777
13	Manhattan Associates, Inc. (a) (c)	376
10	MapInfo Corp. (a)	130
79	McAfee, Inc. (a)	2,229
53	Mentor Graphics Corp. (a) (c)	965
37	MICROS Systems, Inc. (a)	1,934
13	Napster, Inc. (a) (c)	48
8	Open Solutions, Inc. (a)	299
44	Parametric Technology Corp. (a)	795
6	Phoenix Technologies Ltd. (a) (c)	26
17	Progress Software Corp. (a) (c)	463
36	Quality Systems, Inc. (c)	1,352
10	Radiant Systems, Inc. (a) (c)	108
13	Secure Computing Corp. (a)	86
9	Sonic Solutions, Inc. (a) (c)	146
9	SPSS, Inc. (a) (c)	258
86	Sybase, Inc. (a)	2,121
75	Synopsys, Inc. (a)	2,010
11	Transaction Systems Architects, Inc. (a)	347
		22,972
	Specialty Retail — 5.1%
41	Abercrombie & Fitch Co.	2,866
49	Advance Auto Parts, Inc.	1,743
54	Aeropostale, Inc. (a)	1,657
94	American Eagle Outfitters, Inc.	2,943
37	AnnTaylor Stores Corp. (a)	1,217
31	Barnes & Noble, Inc.	1,215
12	Cato Corp. (The), Class A	275
84	Charming Shoppes, Inc. (a)	1,134
9	Chico’s FAS, Inc. (a) (c)	176
15	Christopher & Banks Corp.	284
48	Claire’s Stores, Inc.	1,603
8	Cost Plus, Inc. (a) (c)	83
15	Dick’s Sporting Goods, Inc. (a)	728
44	Dress Barn, Inc. (a) (c)	1,018
18	Finish Line, Inc., Class A (c)	261
62	Foot Locker, Inc.	1,356
9	GameStop Corp., Class A (a)	519
20	GameStop Corp., Class B (a)	1,102
9	Genesco, Inc. (a)	344
18	Group 1 Automotive, Inc.	947
13	Gymboree Corp. (a)	482
7	Hancock Fabrics, Inc. (a) (c)	26
7	Haverty Furniture Cos., Inc. (c)	107
13	Hibbett Sporting Goods, Inc. (a) (c)	388
18	Hot Topic, Inc. (a) (c)	236
6	Jo-Ann Stores, Inc. (a) (c)	154
6	Jos. A. Bank Clothiers, Inc. (a) (c)	176
36	Men’s Wearhouse, Inc.	1,386
6	Midas, Inc. (a)	139
37	Payless ShoeSource, Inc. (a)	1,199
21	PEP Boys-Manny, Moe & Jack (The) (c)	318
39	PetSmart, Inc.	1,112
81	Rent-A-Center, Inc. (a) (c)	2,395
39	Ross Stores, Inc.	1,146
21	Select Comfort Corp. (a) (c)	361
16	Sonic Automotive, Inc., Class A (c)	465
10	Stage Stores, Inc.	296
13	Stein Mart, Inc. (c)	176
23	Tween Brands, Inc. (a)	909
37	Williams-Sonoma, Inc. (c)	1,163
23	Zale Corp. (a) (c)	642
		34,747
	Textiles, Apparel & Luxury Goods — 1.6%
4	Ashworth, Inc. (a) (c)	30
10	Brown Shoe Co., Inc.	478
13	Crocs, Inc. (a) (c)	581
4	Deckers Outdoor Corp. (a)	262
40	Hanesbrands, Inc. (a)	941
11	K-Swiss, Inc., Class A (c)	346
12	Kellwood Co. (c)	394
8	Movado Group, Inc.	230
5	Oxford Industries, Inc.	242
43	Phillips-Van Heusen Corp.	2,166
30	Polo Ralph Lauren Corp.	2,317
10	Skechers U.S.A., Inc., Class A (a)	338
13	Stride Rite Corp.	202
32	Timberland Co., Class A (a)	997
51	Wolverine World Wide, Inc.	1,458
		10,982
	Thrifts & Mortgage Finance — 2.3%
8	Anchor Bancorp Wisconsin, Inc. (c)	230
45	Astoria Financial Corp.	1,366

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   25

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Thrifts & Mortgage Finance — Continued
25		Bank Mutual Corp. (c)	297
21		BankAtlantic Bancorp, Inc., Class A (c)	284
12		Bankunited Financial Corp., Class A (c)	329
20		Brookline Bancorp, Inc. (c)	267
13		Dime Community Bancshares (c)	183
10		Downey Financial Corp. (c)	727
8		Fidelity Bankshares, Inc.	307
45		First Niagara Financial Group, Inc.	662
36		FirstFed Financial Corp. (a) (c)	2,391
13		Flagstar Bancorp, Inc. (c)	196
9		Franklin Bank Corp. (a) (c)	194
30		Fremont General Corp. (c)	490
39		IndyMac Bancorp, Inc.	1,759
12		MAF Bancorp, Inc. (c)	532
28		PMI Group, Inc. (The)	1,335
41		Radian Group, Inc.	2,184
—	(h)	Sovereign Bancorp, Inc.	—	(h)
30		Trustco Bank Corp. (c)	330
35		Washington Federal, Inc. (c)	823
14		Webster Financial Corp.	687
			15,573
		Tobacco — 0.1%
22		Alliance One International, Inc. (a) (c)	158
10		Universal Corp.	490
			648
		Trading Companies & Distributors — 0.5%
55		Applied Industrial Technologies, Inc.	1,454
7		Kaman Corp. (c)	161
3		Lawson Products, Inc. (c)	142
20		MSC Industrial Direct Co.	784
26		United Rentals, Inc. (a)	671
			3,212
		Water Utilities — 0.0% (g)
5		American States Water Co. (c)	198
		Wireless Telecommunication Services — 0.3%
42		Telephone & Data Systems, Inc.	2,284
		Total Common Stocks (Cost $533,113)	671,630
Short-Term Investments — 0.9%
		Investment Company — 0.9%
5,878		JPMorgan Liquid Assets Money Market Fund (b) (m)	5,878

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.0% (g)
310	U.S. Treasury Bills, 4.87%, 03/08/07 (k) (n)	307
	Total Short-Term Investments (Cost $6,185)	6,185
Investments of Cash Collateral for Securities on Loan — 17.7%
	Certificates of Deposit — 2.6%
5,400	Canadian Imperial Bank, New York, FRN, 5.43%, 01/29/08	5,400
5,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	5,000
7,025	Skandi, New York, FRN, 5.33%, 08/27/07	7,025
		17,425
	Corporate Notes — 13.1%
7,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	7,000
5,000	Berkshire Hathaway Finance Corp., FRN, 5.42%, 01/11/08	5,000
9,200	Beta Finance, Inc., FRN, 5.37%, 01/15/08	9,200
5,600	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	5,600
1,000	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	1,000
7,450	Citigroup Global Markets, Inc, FRN, 5.38%, 01/05/07	7,450
5,000	Goldman Sachs Group, Inc., FRN, 5.42%, 12/28/07	5,000
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000
583	HBOS Treasury Services plc, FRN, 5.40%, 01/29/08	583
8,997	K2(USA) LLC, FRN, 5.39%, 02/15/08	8,997
7,000	Lehman Holdings, Inc., FRN, 5.46%, 03/29/07	7,000
5,050	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	5,050
292	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	292
4,500	Morgan Stanley, FRN, 5.49%, 01/29/08	4,500
4,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
7,000	Sigma Finance, Inc., FRN, 5.37%, 01/17/08	7,000
		88,671
	Repurchase Agreement — 1.1%
7,211	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $7,215, collateralized by U.S. Government Agency Mortgages	7,211

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Time Deposit — 0.9%
6,000	Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	6,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $119,307)	119,307
	Total Investments — 117.8% (Cost $658,605)	797,122
	Liabilities in Excess of Other Assets — (17.8)%	(120,238)
	NET ASSETS — 100.0%	$676,884

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED DEPRECIATION (USD)
	Long Futures Outstanding
45	S&P Mid Cap 400	March, 2007	$3,645	$(83)
25	Mini Russell 2000 Index	March, 2007	1,987	(21)
				$(104)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with the brokers as initial margin for future contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(q)—	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

USD—	United States Dollars

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   27

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$2,225,686	$791,244
Investments in affiliates, at value	35,785	5,878
Total investment securities, at value	2,261,471	797,122
Cash	45	242
Receivables:
Investment securities sold	337	113
Fund shares sold	5,394	777
Interest and dividends	2,995	534
Prepaid expenses and other assets	7	—	(b)
Total Assets	2,270,249	798,788

LIABILITIES:
Payables:
Investment securities purchased	—	1,307
Collateral for securities lending program	113,273	119,307
Fund shares redeemed	2,707	777
Variation margin on futures contracts	20	61
Accrued liabilities:
Investment advisory fees	91	145
Administration fees	120	56
Shareholder servicing fees	52	18
Distribution fees	268	48
Custodian and accounting fees	63	17
Trustees’ and Officers’ fees	5	1
Other	672	167
Total Liabilities	117,271	121,904
Net Assets	$2,152,978	$676,884

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid in capital	$1,296,145	$520,091
Accumulated undistributed (distributions in excess of) net investment income	32	(74)
Accumulated net realized gains (losses)	(242,607)	18,454
Net unrealized appreciation (depreciation)	1,099,408	138,413
Total Net Assets	$2,152,978	$676,884

Net Assets:
Class A	$532,200	$74,509
Class B	157,542	27,046
Class C	85,376	22,444
Select Class	1,377,860	552,885
Total	$2,152,978	$676,884
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,494	6,089
Class B	4,903	2,251
Class C	2,655	1,924
Select Class	42,705	45,069

Net Asset Value:
Class A — Redemption price per share	$32.27	$12.24
Class B — Offering price per share (a)	32.13	12.01
Class C — Offering price per share (a)	32.16	11.67
Select Class — Offering and redemption price per share	32.26	12.27
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$34.06	$12.92

Cost of investments	$1,162,091	$658,605
Market value of securities on loan	110,322	115,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   29

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Index Fund
INVESTMENT INCOME:
Dividend income	$19,521	$4,123
Dividend income from affiliates (a)	727	112
Interest income	—	9
Income from securities lending (net)	115	236
Foreign taxes withheld	—	— (b)
Total investment income	20,363	4,480

EXPENSES:
Investment advisory fees	2,586	841
Administration fees	1,043	339
Distribution fees
Class A	608	94
Class B	611	104
Class C	310	82
Shareholder servicing fees
Class A	608	94
Class B	203	34
Class C	103	28
Select Class	1,671	685
Custodian and accounting fees	124	35
Interest expense	6	—
Professional fees	38	24
Trustees’ and Officers’ fees	16	5
Printing and mailing costs	85	21
Registration and filing fees	31	22
Transfer agent fees	610	159
Other	29	11
Total expenses	8,682	2,578
Less amounts waived	(4,764)	(744)
Less earnings credits	(2)	(2)
Less reimbursements for legal matters	(6)	(3)
Net expenses	3,910	1,829
Net investment income (loss)	16,453	2,651

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$9,304	$27,751
Affiliated investments	114	—
Futures	1,602	359
Net realized gain (loss)	11,020	28,110
Change in net unrealized appreciation (depreciation) of:
Investments	211,354	12,694
Affiliated investments	3,586	—
Futures	(204)	(236)
Change in net unrealized appreciation (depreciation)	214,736	12,458
Net realized/unrealized gains (losses)	225,756	40,568
Change in net assets resulting from operations	$242,209	$43,219

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,453	$29,703	$2,651	$5,032
Net realized gain (loss)	11,020	9,403	28,110	63,359
Change in net unrealized appreciation (depreciation)	214,736	113,156	12,458	15,557
Change in net assets resulting from operations	242,209	152,262	43,219	83,948

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,821)	(6,532)	(181)	(484)
From net realized gains	—	—	(5,714)	(5,639)
Class B
From net investment income	(623)	(1,527)	(8)	(1)
From net realized gains	—	—	(2,154)	(2,479)
Class C
From net investment income	(332)	(677)	(10)	(2)
From net realized gains	—	—	(1,809)	(1,981)
Select Class
From net investment income	(11,838)	(21,406)	(2,028)	(4,875)
From net realized gains	—	—	(43,003)	(44,097)
Total distributions to shareholders	(16,614)	(30,142)	(54,907)	(59,558)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(70,563)	22,821	20,835	17,286

NET ASSETS:
Change in net assets	155,032	144,941	9,147	41,676
Beginning of period	1,997,946	1,853,005	667,737	626,061
End of period	$2,152,978	$1,997,946	$676,884	$667,737
Accumulated undistributed (distributions in excess of) net investment income	$32	$193	$(74)	$(498)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$77,893	$141,695	$11,583	$32,737
Dividends reinvested	3,634	6,149	5,252	5,229
Cost of shares redeemed	(54,130)	(164,538)	(16,496)	(26,119)
Change in net assets from Class A capital transactions	$27,397	$(16,694)	$339	$11,847
Class B
Proceeds from shares issued	$3,817	$8,638	$955	$6,235
Dividends reinvested	595	1,453	1,926	2,113
Cost of shares redeemed	(32,808)	(103,293)	(3,855)	(7,600)
Change in net assets from Class B capital transactions	$(28,396)	$(93,202)	$(974)	$748
Class C
Proceeds from shares issued	$5,763	$5,835	$3,186	$9,881
Dividends reinvested	250	525	1,263	1,273
Cost of shares redeemed	(11,313)	(24,779)	(3,237)	(9,916)
Change in net assets from Class C capital transactions	$(5,300)	$(18,419)	$1,212	$1,238
Select Class
Proceeds from shares issued	$75,472	$316,841	$37,200	$119,419
Subscriptions in-kind (Note 9)	—	85,834	—	—
Dividends reinvested	5,079	7,368	22,039	18,611
Cost of shares redeemed	(144,815)	(258,907)	(38,981)	(134,577)
Change in net assets from Select Class capital transactions	$(64,264)	$151,136	$20,258	$3,453

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	2,524	4,953	933	2,624
Reinvested	116	214	423	437
Redeemed	(1,777)	(5,779)	(1,303)	(2,101)
Change in Class A Shares	863	(612)	53	960
Class B
Issued	126	302	78	510
Reinvested	19	51	158	180
Redeemed	(1,087)	(3,623)	(314)	(617)
Change in Class B Shares	(942)	(3,270)	(78)	73
Class C
Issued	186	206	267	823
Reinvested	8	18	107	111
Redeemed	(374)	(867)	(269)	(821)
Change in Class C Shares	(180)	(643)	105	113
Select Class
Issued	2,474	11,102	3,002	9,636
Subscriptions in-kind (Note 9)	—	2,973	—	—
Reinvested	162	256	1,770	1,556
Redeemed	(4,792)	(9,014)	(3,066)	(10,774)
Change in Select Class Shares	(2,156)	5,317	1,706	418

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2006 (Unaudited)	$28.90	$0.23	(d)	$3.38	$3.61	$(0.24)	$—	$(0.24)
Year Ended June 30, 2006	27.12	0.42	(d)	1.79	2.21	(0.43)	—	(0.43)
Year Ended June 30, 2005	26.06	0.45		1.06	1.51	(0.45)	—	(0.45)
Year Ended June 30, 2004	22.26	0.28		3.80	4.08	(0.28)	—	(0.28)
Year Ended June 30, 2003	22.60	0.25		(0.34)	(0.09)	(0.25)	—	(0.25)
Year Ended June 30, 2002	27.96	0.23		(5.37)	(5.14)	(0.22)	—	(0.22)

Market Expansion Index Fund
Six Months Ended December 31, 2006 (Unaudited)	12.47	0.04		0.78	0.82	(0.03)	(1.02)	(1.05)
Year Ended June 30, 2006	12.05	0.07		1.51	1.58	(0.08)	(1.08)	(1.16)
Year Ended June 30, 2005	10.72	0.05		1.51	1.56	(0.05)	(0.18)	(0.23)
Year Ended June 30, 2004	8.32	0.03		2.39	2.42	(0.02)	—	(0.02)
Year Ended June 30, 2003	8.58	0.02		(0.25)	(0.23)	(0.01)	(0.02)	(0.03)
Year Ended June 30, 2002	8.81	0.01		(0.19)	(0.18)	(0.01)	(0.04)	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$32.27	12.51%	$532,200	0.45%	1.52%	0.94%	2%
28.90	8.19	451,728	0.45	1.47	0.98	10
27.12	5.80	440,531	0.52	1.61	0.95	11
26.06	18.38	487,351	0.60	1.11	0.89	5
22.26	(0.28)	423,696	0.60	1.21	0.95	7
22.60	(18.46)	452,983	0.60	0.85	0.95	7

12.24	6.49	74,509	0.69	0.64	0.93	20
12.47	13.63	75,282	0.66	0.62	0.95	53
12.05	14.66	61,153	0.75	0.53	0.94	64
10.72	29.16	38,952	0.77	0.35	1.03	52
8.32	(2.58)	16,565	0.82	0.35	1.19	54
8.58	(2.11)	11,047	0.82	0.18	1.23	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2006 (Unaudited)	$28.78	$0.12 (d)	$3.35	$3.47	$(0.12)	$—	$(0.12)
Year Ended June 30, 2006	27.01	0.20 (d)	1.78	1.98	(0.21)	—	(0.21)
Year Ended June 30, 2005	25.95	0.17	1.13	1.30	(0.24)	—	(0.24)
Year Ended June 30, 2004	22.17	0.09	3.78	3.87	(0.09)	—	(0.09)
Year Ended June 30, 2003	22.50	0.10	(0.34)	(0.24)	(0.09)	—	(0.09)
Year Ended June 30, 2002	27.83	0.02	(5.33)	(5.31)	(0.02)	—	(0.02)

Market Expansion Index Fund
Six Months Ended December 31, 2006 (Unaudited)	12.28	(0.01)	0.76	0.75	— (e)	(1.02)	(1.02)
Year Ended June 30, 2006	11.89	(0.01)	1.48	1.47	— (e)	(1.08)	(1.08)
Year Ended June 30, 2005	10.61	(0.02)	1.48	1.46	— (e)	(0.18)	(0.18)
Year Ended June 30, 2004	8.27	(0.03)	2.37	2.34	—	—	—
Year Ended June 30, 2003	8.58	(0.03)	(0.26)	(0.29)	—	(0.02)	(0.02)
Year Ended June 30, 2002	8.86	(0.03)	(0.21)	(0.24)	—	(0.04)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

(e)	Amounts less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$32.13	12.08%	$157,542	1.20%	0.76%	1.44%	2%
28.78	7.35	168,233	1.20	0.72	1.49	10
27.01	5.02	246,159	1.27	0.87	1.55	11
25.95	17.47	349,686	1.35	0.37	1.55	5
22.17	(1.02)	342,599	1.35	0.46	1.60	7
22.50	(19.07)	415,408	1.35	0.10	1.60	7

12.01	6.03	27,046	1.43	(0.11)	1.43	20
12.28	12.81	28,614	1.40	(0.12)	1.45	53
11.89	13.84	26,820	1.44	(0.17)	1.54	64
10.61	28.30	22,459	1.52	(0.41)	1.68	52
8.27	(3.36)	13,116	1.57	(0.40)	1.82	54
8.58	(2.75)	10,368	1.57	(0.56)	1.89	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2006 (Unaudited)	$28.81	$0.12 (d)	$3.35	$3.47	$(0.12)	$—	$(0.12)
Year Ended June 30, 2006	27.04	0.21 (d)	1.78	1.99	(0.22)	—	(0.22)
Year Ended June 30, 2005	25.99	0.21	1.08	1.29	(0.24)	—	(0.24)
Year Ended June 30, 2004	22.19	0.09	3.80	3.89	(0.09)	—	(0.09)
Year Ended June 30, 2003	22.53	0.09	(0.34)	(0.25)	(0.09)	—	(0.09)
Year Ended June 30, 2002	27.87	0.03	(5.34)	(5.31)	(0.03)	—	(0.03)

Market Expansion Index Fund
Six Months Ended December 31, 2006 (Unaudited)	11.96	— (e)	0.73	0.73	— (e)	(1.02)	(1.02)
Year Ended June 30, 2006	11.60	(0.01)	1.45	1.44	— (e)	(1.08)	(1.08)
Year Ended June 30, 2005	10.36	(0.02)	1.44	1.42	— (e)	(0.18)	(0.18)
Year Ended June 30, 2004	8.08	(0.04)	2.32	2.28	—	—	—
Year Ended June 30, 2003	8.39	(0.03)	(0.26)	(0.29)	—	(0.02)	(0.02)
Year Ended June 30, 2002	8.66	(0.02)	(0.21)	(0.23)	—	(0.04)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

(e)	Amounts less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$32.16	12.07%	$85,376	1.20%	0.77%	1.44%	2%
28.81	7.36	81,673	1.20	0.72	1.48	10
27.04	5.02	94,025	1.27	0.86	1.55	11
25.99	17.51	120,502	1.35	0.36	1.54	5
22.19	(1.05)	105,797	1.35	0.46	1.60	7
22.53	(19.06)	112,262	1.35	0.10	1.60	7

11.67	6.04	22,444	1.43	(0.10)	1.43	20
11.96	12.88	21,753	1.40	(0.12)	1.45	53
11.60	13.80	19,793	1.44	(0.19)	1.54	64
10.36	28.22	16,679	1.53	(0.41)	1.68	52
8.08	(3.44)	10,698	1.57	(0.40)	1.82	54
8.39	(2.69)	6,431	1.56	(0.56)	1.86	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2006 (Unaudited)	$28.90	$0.27	(d)	$3.37	$3.64	$(0.28)	$—	$(0.28)
Year Ended June 30, 2006	27.12	0.49	(d)	1.79	2.28	(0.50)	—	(0.50)
Year Ended June 30, 2005	26.06	0.55		1.02	1.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	22.26	0.34		3.80	4.14	(0.34)	—	(0.34)
Year Ended June 30, 2003	22.60	0.30		(0.34)	(0.04)	(0.30)	—	(0.30)
Year Ended June 30, 2002	27.96	0.28		(5.36)	(5.08)	(0.28)	—	(0.28)

Market Expansion Index Fund
Six Months Ended December 31, 2006 (Unaudited)	12.50	0.06		0.78	0.84	(0.05)	(1.02)	(1.07)
Year Ended June 30, 2006	12.07	0.10		1.52	1.62	(0.11)	(1.08)	(1.19)
Year Ended June 30, 2005	10.74	0.08		1.51	1.59	(0.08)	(0.18)	(0.26)
Year Ended June 30, 2004	8.33	0.06		2.40	2.46	(0.05)	—	(0.05)
Year Ended June 30, 2003	8.60	0.03		(0.25)	(0.22)	(0.03)	(0.02)	(0.05)
Year Ended June 30, 2002	8.82	0.04		(0.19)	(0.15)	(0.03)	(0.04)	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$32.26	12.61%	$1,377,860	0.20%	1.77%	0.69%	2%
28.90	8.45	1,296,312	0.20	1.72	0.73	10
27.12	6.06	1,072,290	0.27	1.91	0.62	11
26.06	18.67	1,948,823	0.35	1.37	0.54	5
22.26	(0.03)	1,737,838	0.35	1.46	0.60	7
22.60	(18.24)	1,663,601	0.35	1.10	0.60	7

12.27	6.60	552,885	0.44	0.89	0.68	20
12.50	13.96	542,088	0.41	0.87	0.70	53
12.07	14.89	518,295	0.50	0.76	0.63	64
10.74	29.54	250,765	0.52	0.60	0.68	52
8.33	(2.46)	113,512	0.57	0.59	0.82	54
8.60	(1.78)	42,115	0.57	0.44	0.90	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Equity Index Fund	Class A, Class B, Class C and Select Class
Market Expansion Index Fund	Class A, Class B, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter

42   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of December 31, 2006, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Equity Index Fund	$28	$113,273	$110,322
Market Expansion Index Fund	41	119,307	115,998

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Equity Index Fund	0.25%
Market Expansion Index Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed resulting from investments in the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2006, are as follows (amounts in thousands):

Equity Index Fund	$11
Market Expansion Index Fund	4

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

44   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Equity Index Fund	$796	$94
Market Expansion Index Fund	105	26

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses, expenses related to the Board of Trustees’ deferred compensation plan and dividend expenses relating to short sales) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	0.20%
Market Expansion Index Fund	0.82	1.57	1.57	0.57

The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the six months ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$2,128	$358	$2,278	$4,764
Market Expansion Index Fund	—	—	348	348

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Market Expansion Index Fund	$—	$—	$396	$396

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2006, The Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$40,017	$113,781
Market Expansion Index Fund	129,867	161,518

During the six months ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,162,091	$1,149,600	$50,220	$1,099,380
Market Expansion Index Fund	658,605	149,749	11,232	138,517

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMII and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of December 31, 2006. Average borrowings from the Facility for the six months ended December 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Equity Index Fund	$6,062	6	$6

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

46   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Transfer In-Kind

For the year ended June 30, 2006, certain shareholders of Equity Index Fund purchased Select Class Shares and the Equity Index Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Equity Index Fund. Portfolio securities were transferred on the dates and at the market values listed below (amounts in thousands):

Date	Market Value	Type
January 4, 2006	$85,834	Subscription in-kind

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   47

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

48   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

50   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,125.10	$2.41	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class B
Actual	1,000.00	1,120.80	6.41	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,120.70	6.41	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,126.10	1.07	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

Market Expansion Index Fund
Class A
Actual	1,000.00	1,064.90	3.59	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class B
Actual	1,000.00	1,060.30	7.43	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,060.40	7.43	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

52   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,066.00	$2.29	0.44%
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

54   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Index Fund, and Market Expansion Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of their review, the Trustees reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Equity Index Fund’s performance in the first, second and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Market Expansion Index Fund’s performance in the third, second and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

DECEMBER 31, 2006        JPMORGAN EQUITY FUNDS   55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Equity Index Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Market Expansion Index Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

56   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-INDEX-1206

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Large Cap

Funds

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Growth and Income Fund	6
JPMorgan Large Cap Growth Fund	8
JPMorgan Large Cap Value Fund	10
JPMorgan U.S. Equity Fund	12
JPMorgan U.S. Large Cap Core Plus Fund	14
Schedules of Portfolio Investments	17
Financial Statements	42
Financial Highlights	58
Notes to Financial Statements	80
Trustees	89
Officers	91
Schedule of Shareholder Expenses	93
Board Approval of Investment Advisory Agreements	96

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Large Cap Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$570,178
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 13.45% (Institutional Class Shares) over the six months ended December 31, 2006, compared to the 12.74% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period primarily due to stock selection in the pharmaceutical and medical technology, retail and utilities sectors.

At the stock level our overweight in Morgan Stanley, the investment bank, benefited the Fund as the company posted impressive third-quarter numbers topping analysts’ earnings-per-share expectations. Net revenue rose on increases in almost every business line despite concerns about a slowing economy. We continue to overweight the stock, which was a top performer among the large broker-dealers over the period.

Our overweight in MBIA, Inc., the insurance company, contributed to performance as its shares rallied due to an improved regulatory review outlook and increased investor awareness of the firm’s substantial excess capital. Given that the company has a solid pipeline of new business opportunities and significant capital available for share buybacks, we are maintaining our overweight in the name.

Alternatively, stock selection in the systems and network hardware, media and energy sectors hurt returns.

Corning, Inc., the diversified technology company, detracted in the period despite being one of the Fund’s best performers over the past two years. However, in the fourth quarter, flat-panel TV makers suffered from excess inventories, which constrained demand for the LCD glass produced by Corning. Although weakness could persist into the first quarter, we maintain an overweight position as its long-term outlook and profitability remain attractive.

Our overweight position in Norfolk Southern Corp., the shipping and transportation company, was a top detractor despite the company’s report of record second-quarter earnings. The stock declined because profits were below analysts’ estimates, primarily due to higher tax rates. The company rallied at year end, surpassing Wall Street estimates as it charged higher prices amid robust demand for rail transport. We maintain our overweight as the company continues to demonstrate strong pricing power and impressive cost controls.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund to its objective. To help ensure that stock selection is the principal source of potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally ranging from ±0.20%. The Fund currently has a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. We continue to seek investment opportunities in companies that are attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	3.9%
2.	Exxon Mobil Corp.	3.7
3.	Citigroup, Inc.	3.0
4.	Bank of America Corp.	2.9
5.	Microsoft Corp.	2.7
6.	Procter & Gamble Co.	2.6
7.	Altria Group, Inc.	2.4
8.	Morgan Stanley	1.7
9.	Cisco Systems, Inc.	1.7
10.	Amgen, Inc.	1.6

PORTFOLIO COMPOSITION**

Financials	22.2%
Information Technology	15.2
Health Care	12.2
Industrials	10.5
Consumer Discretionary	10.3
Energy	9.3
Consumer Staples	8.5
Utilities	3.8
Telecommunication Services	3.7
Materials	3.3
Short-Term Investments	0.5
Investments of Cash Collateral for Securities on Loan	4.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/28/01
Without Sales Charge		15.17%	4.93%	7.41%
With Sales Charge*		9.12	3.80	6.84
SELECT CLASS SHARES	9/10/01	15.45	5.22	7.57
INSTITUTIONAL CLASS SHARES	1/3/97	15.59	5.42	7.80
ULTRA SHARES	3/24/03	15.71	5.50	7.85

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (1/3/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 and for the Select Class Shares from 1/3/97 to 12/31/97 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares and lower than the expenses of the Select Class Shares (during this period, therefore, the performance of the Select Class Shares would have been lower because they have higher expenses). The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The returns for the Ultra Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$284,843
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities, returned 14.72% (Select Class Shares) for the six months ended December 31, 2006, compared to the 12.74% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period as strong stock selection in the energy and consumer staples sectors positively affected performance, while stock selection in the consumer discretionary sector and our underweight position in the technology sector detracted from results.

At the stock level, Freddie Mac, the home mortgage lender, was a top contributor to performance. After dealing with uncertainty in the first half of the year due to delayed financial reporting, Freddie Mac surprised analysts in August with far better-than-expected first-quarter results. Another major contributor was global oil company Exxon Mobil Corp. Shares rose to an all-time high after the company reported a second-quarter profit of more than $10 billion. Shares climbed further as the company announced that it expects worldwide energy demand to increase significantly in the future.

Avis Budget Group Inc., the car rental company, was the largest detractor to performance. The company incurred substantial charges related to the breakup of its parent, former conglomerate Cendant Corp., which resulted in a significant third-quarter loss. Avis, along with competitors, faced higher fleet costs and shrinking margins, as struggling U.S. automakers raised prices and bought back fewer used cars under guaranteed repurchase programs. Another major detractor was electricity producer TXU Corp. Despite an increase in third-quarter profit, shares fell after the company lowered long-term guidance, citing lower commodity prices and higher expenses.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remains on stock selection, believing that quality companies trading at attractive valuations will outperform in the long-term. The Fund continues to invest in stocks that have above-average dividend yields.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	4.8%
2.	Bank of America Corp.	4.0
3.	Chubb Corp. (The)	3.0
4.	General Electric Co.	2.8
5.	Freddie Mac	2.5
6.	Chevron Corp.	2.3
7.	Citigroup, Inc.	2.2
8.	V.F. Corp.	2.2
9.	Altria Group, Inc.	2.1
10.	Wells Fargo & Co.	2.1

PORTFOLIO COMPOSITION**

Financials	35.5%
Energy	12.7
Consumer Staples	10.3
Consumer Discretionary	9.8
Industrials	7.3
Telecommunication Services	6.3
Utilities	5.6
Health Care	5.2
Materials	4.3
Information Technology	0.8
Short-Term Investments	2.4
Investments of Cash Collateral for Securities on Loan	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		20.62%	7.26%	8.09%
With Sales Charge*		14.34	6.10	7.51
CLASS B SHARES	1/14/94
Without CDSC		20.03	6.56	7.48
With CDSC**		15.03	6.24	7.48
CLASS C SHARES	11/4/97
Without CDSC		20.04	6.57	7.39
With CDSC***		19.04	6.57	7.39
SELECT CLASS SHARES	7/2/87	21.00	7.55	8.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the S&P 500 Index and the Lipper Equity Income Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   5

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$605,910
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, returned 14.28% (Class A Shares) over the six months ended December 31, 2006, compared to the 13.24% return for the S&P 500/Citigroup Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period as strong stock selection in the energy and industrial sectors positively affected performance. Stock selection in the financial and telecommunications service sectors detracted from results.

At the stock level, Freddie Mac, the mortgage financing company, was a top contributor to performance. After dealing with uncertainty in the first half of the year due to delayed financial reporting, Freddie Mac surprised analysts in August with far better-than-expected first-quarter results. Another major contributor was global oil company Exxon Mobil Corp. Shares rose to an all-time high after the company reported a second-quarter profit of more than $10 billion. Shares climbed further as the company announced it expects worldwide energy demand to increase significantly in the future.

Avis Budget Group Inc., the car rental company, was the largest detractor to performance. The company incurred substantial charges related to the breakup of its parent, former conglomerate Cendant Corp., which resulted in a significant third-quarter loss. Avis, along with competitors, faced higher fleet costs and shrinking margins, as struggling U.S. automakers raised prices and bought back fewer used cars under guaranteed repurchase programs. Another major detractor to performance was Omnicare Inc., a pharmaceutical services company, whose shares came under pressure as several events, such as legal disputes with regulators and the company’s ongoing lawsuit against UnitedHealthcare, lowered investor sentiment in the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers seek to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies that the portfolio managers believe to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	4.6%
2.	Chubb Corp. (The)	3.4
3.	Bank of America Corp.	3.3
4.	Citigroup, Inc.	3.0
5.	Morgan Stanley	2.6
6.	Freddie Mac	2.6
7.	ConocoPhillips	2.5
9.	American Express Co.	2.4
8.	V.F. Corp.	2.0
10.	Verizon Communications, Inc.	1.9

PORTFOLIO COMPOSITION**

Financials	39.4%
Energy	13.9
Consumer Discretionary	12.3
Health Care	7.5
Consumer Staples	6.1
Industrials	5.3
Information Technology	5.0
Materials	4.0
Telecommunication Services	3.5
Utilities	2.4
Short-Term Investment	1.2
Investments of Cash Collateral for Securities on Loan	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		18.54%	7.78%	7.28%
With Sales Charge*		12.32	6.62	6.71
CLASS B SHARES	11/4/93
Without CDSC		17.94	7.24	6.85
With CDSC**		12.94	6.94	6.85
CLASS C SHARES	1/2/98
Without CDSC		17.94	7.24	6.57
With CDSC***		16.94	7.24	6.57
SELECT CLASS SHARES	1/25/96	18.94	8.19	7.86

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception were based on the performance of Class B shares, whose expenses are substantially similar to those of Class C Shares.

Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   7

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,150,330
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities, returned 7.09% (Select Class Shares) over the six months ended December 31, 2006, compared to the 10.10% return for the Russell 1000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to stock selection in the information technology, energy and industrial sectors.

A significant detractor to performance was Expeditors International of Washington Inc., a global logistics services provider, that underperformed due to valuation concerns and expectations of slower growth. Corning, Inc., a leading worldwide supplier of glass substrates for liquid crystal displays (LCDs), also underperformed on weaker-than-expected earnings. Profitability was disappointing due to lower sales and weakness in LCD pricing. Valero Energy Corp., the largest oil refiner in the U.S., was another detractor as the company reported earnings that exceeded Wall Street expectations, but deterioration in energy pricing and a reduction in capacity utilization led to weakness in the stock.

On the positive side, stock selection in the consumer staples, materials and consumer discretionary sectors contributed to returns. Apple Computer, Inc., the technology hardware manufacturer, was a significant positive contributor during the period, after reporting quarterly earnings that exceeded Wall Street expectations. The strong earnings were a result of better-than-expected iPod sales and robust Mac shipments. America Movil S.A. de C.V., an international mobile phone company, was another strong contributor. The stock outperformed on better-than-expected earnings driven by impressive profitability, which was led by strong results in Mexico and Brazil, and reduced costs. Hewlett-Packard Company, the global technology provider, was also among the top contributors as management initiatives led to strong quarterly results in the period. The company has improved its cost structure, and stabilization in headcount reductions has increased investor confidence in management’s ability to balance growth and profitability.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Google, Inc., Class A	4.1%
2.	Hewlett-Packard Co.	3.5
3.	Altria Group, Inc.	3.2
4.	Boeing Co.	3.1
5.	Apple Computer, Inc.	2.8
6.	Cisco Systems, Inc.	2.6
7.	Lockheed Martin Corp.	2.5
8.	America Movil S.A. de C.V., Series L ADR	2.5
9.	Marriott International, Inc., Class A	2.4
10.	Monsanto Co.	2.4

PORTFOLIO COMPOSITION**

Information Technology	26.1%
Industrials	16.5
Health Care	13.3
Consumer Discretionary	11.2
Financials	11.0
Consumer Staples	8.3
Materials	4.7
Telecommunication Services	4.4
Energy	3.9
Short-Term Investment	0.2
Investments of Cash Collateral for Securities on Loan	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		5.93%	1.44%	4.64%
With Sales Charge*		0.35	0.34	4.08
CLASS B SHARES	1/14/94
Without CDSC		5.39	0.76	4.04
With CDSC**		0.39	0.37	4.04
CLASS C SHARES	11/4/97
Without CDSC		5.30	0.75	3.93
With CDSC***		4.30	0.75	3.93
SELECT CLASS SHARES	2/28/92	6.21	1.68	4.92
ULTRA SHARES	2/22/05	6.39	1.76	4.96

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,022,292
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities, returned 14.88% (Select Class Shares) over the six months ended December 31, 2006, compared to the 14.72% return for the Russell 1000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period primarily due to strong stock selection in the healthcare and energy sectors, while stock selection in the telecommunications services and information technology sectors detracted from results.

At the stock level, Freddie Mac, the home mortgage lender, was a top contributor to performance. After dealing with uncertainty in the first half of the year due to delayed financial reporting, Freddie Mac surprised analysts in August with far better-than-expected first-quarter results. Another major contributor to performance was a pharmacy benefits manager (PBM), Caremark Rx, Inc. Although the company’s shares had fallen, along with those of other PBMs, on Wal-Mart’s intention to provide low-cost, generic drugs, Caremark shares rose on a takeover bid by CVS. Its shares rallied further in December after rival Express Scripts announced a $26 billion bid for the company, representing a 15% premium over the CVS offer.

Our overweight position in Corning, Inc., a maker of liquid crystal display (LCD) glass for computer monitors and flat-panel TVs, was among the top detractors. Despite the company’s report of solid third-quarter results, shares fell on growing concerns about slowing future demand after four of Taiwan’s top LCD panel makers reported declining shipment volumes. Our overweight position in wireless provider Sprint Nextel Corp. continued to weigh on performance. The share price fell after the company posted an unexpected second-quarter profit decline and lowered earnings expectations, due primarily to a weaker-than-expected postpaid business, strong wireless competition and challenges in integrating the Nextel businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team focuses on stock selection as its primary driver of excess returns. Sector bets are relatively constrained, however, to broad sectors where we have established positions in companies that reflect broader themes. For example, one of the larger sector overweights is in autos and transportation, where we maintain a constructive view on railroad companies, which have benefited from the increased flow of goods due to domestic and global expansion. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Citigroup, Inc.	5.9%
2.	Exxon Mobil Corp.	5.5
3.	Bank of America Corp.	4.2
4.	General Electric Co.	3.5
5.	Verizon Communications, Inc.	3.4
6.	Procter & Gamble Co.	3.1
7.	Freddie Mac	2.3
8.	Altria Group, Inc.	2.3
9.	ConocoPhillips	2.0
10.	Norfolk Southern Corp.	1.9

PORTFOLIO COMPOSITION**

Financials	32.6%
Energy	13.4
Industrials	9.1
Health Care	8.3
Consumer Staples	6.6
Utilities	6.2
Telecommunication Services	6.2
Consumer Discretionary	5.9
Information Technology	5.3
Materials	4.0
Short-Term Investment	2.3
Investments of Cash Collateral for Securities on Loan	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		20.11%	7.38%	7.70%
With Sales Charge*		13.82	6.23	7.12
CLASS B SHARES	1/14/94
Without CDSC		19.57	6.69	7.05
With CDSC**		14.57	6.38	7.05
CLASS C SHARES	3/22/99
Without CDSC		19.55	6.68	6.93
With CDSC***		18.55	6.68	6.93
R CLASS SHARES	5/15/06	20.56	7.69	7.96
SELECT CLASS SHARES	3/1/91	20.42	7.67	7.95
ULTRA SHARES	2/22/05	20.71	7.76	7.99

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares, R Class Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. The actual returns of R Class and Ultra Shares would have been different than shown because R Class and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   11

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,517,180
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 13.55% (Institutional Class Shares) over the six months ended December 31, 2006, compared to the 12.74% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period primarily due to stock selection in the retail, industrial cyclical and utilities sectors. At the stock-specific level, our overweight in Cisco Systems Inc., a supplier of networking equipment and management, contributed to performance. The stock rallied after the company reported strong sales in August and issued a better-than-expected outlook. Cisco also saw a boost in its stock upon settling a class-action lawsuit claiming it had misled investors by trading on insider information.

On the negative side, stock selection in the energy, semiconductor and network technology sectors hurt returns. In network technology, Corning, Inc., a diversified technology company, detracted from results. Until late in the period, it had been one of the Fund’s best performers over the past two years. However, in the fourth quarter, flat-panel TV makers suffered from excess inventories in the LCD glass produced by Corning, Inc. Although weakness could persist into the first quarter, we maintain our overweight position as the company’s long-term outlook and profitability remain attractive.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund applies active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection is the principal source of potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally ranging from ±4%. We also attempt to stay fully invested at all times, with frictional cash limited to no more than 5% of portfolio value. Overall, the Fund has a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. While the strategy is largely sector neutral, our largest bets include an overweight in network technology and an underweight in the consumer cyclical sector. We hold 120 names in the portfolio to concentrate our bets in high-conviction names.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	4.3%
2.	Exxon Mobil Corp.	3.2
3.	Citigroup, Inc.	3.0
4.	Microsoft Corp.	2.9
5.	Procter & Gamble Co.	2.6
6.	Altria Group, Inc.	2.6
7.	Johnson Controls, Inc.	2.5
8.	Staples, Inc.	2.2
9.	Bank of America Corp.	2.2
10.	Cisco Systems, Inc.	2.0

PORTFOLIO COMPOSITION**

Financials	20.3%
Information Technology	17.1
Health Care	10.7
Industrials	10.4
Consumer Staples	10.3
Consumer Discretionary	9.9
Energy	9.2
Telecommunication Services	4.3
Utilities	3.6
Materials	2.9
Short-Term Investment	1.6
Investments of Cash Collateral for Securities on Loan	4.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		16.83%	4.98%	7.01%
With Sales Charge*		10.68	3.85	6.43
CLASS B SHARES	9/10/01
Without CDSC		16.19	4.34	6.65
With CDSC**		11.19	4.00	6.65
CLASS C SHARES	9/10/01
Without CDSC		16.21	4.33	6.65
With CDSC***		15.21	4.33	6.65
R CLASS SHARES	5/15/06	17.46	5.45	7.39
SELECT CLASS SHARES	9/10/01	17.14	5.26	7.19
INSTITUTIONAL CLASS SHARES	9/17/93	17.31	5.42	7.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 1/1/95 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of these shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/7/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares. Returns for the R Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   13

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$224,260
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 15.75% (Select Class Shares) for the six months ended December 31, 2006, compared to the 12.74% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the retail, consumer cyclical and industrial cyclical sectors.

At the security level, Cisco Systems Inc., a supplier of networking equipment and management, was a top contributor, as the stock rallied in August after the company reported strong sales and a better-than-expected outlook. Cisco also saw a boost in its stock upon settling a class action lawsuit claiming it had misled investors by trading on insider information. In the retail sector, diversified short positions paired against selected favorite long positions added value to the Fund. SUPERVALU Inc., a large U.S. grocery chain, was also a top contributor in the period, based on solid earnings results and synergies from recent acquisitions. The company raised its guidance and generated substantial amounts of stable operating cash flow. Our short position in Whole Foods Market, Inc., the organic foods supermarket, was another top contributor. The stock sold off sharply after the company lowered its guidance for 2007, stating that previous sales numbers would be tough to beat due to greater competition.

Despite the Fund’s outperformance, stock selection in the semiconductor, media and network technology sectors dragged on results. At the security level, Norfolk Southern Corporation, the shipping and transportation company, was a top detractor despite reporting record second-quarter earnings. The stock declined after the company reported profits that were below analysts’ estimates, primarily due to higher tax rates. Our position in PMC-Sierra Inc., a semiconductor provider, also hurt returns as the company posted a steep second-quarter loss from acquisition-related costs although the company boosted sales in the period. We have since sold our position. Corning, Inc. a diversified technology company, also detracted. Until late in the period, it had been one of the Fund’s best performers over the past two years. However in the fourth quarter, flat-panel TV makers suffered from excess inventories, which constrained demand for the LCD glass produced by Corning.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to take advantage of mispriced stocks that appear attractive relative to fair value for the long positions, offset by short positions on stocks that are overvalued on their own or relative to similar stocks in the same sector. The Fund is managed to be close to 100% invested in the stock market at all times. The average long-to-short exposure over the period was 120% to 20%.

We believe that the Fund should be positioned to outperform as companies with strong fundamentals and cash flows do best in an environment where the economy and corporate profits begin to slow. Our weightings are light in consumer areas, including homebuilders, mortgage lenders and retail.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	4.5%
2.	Exxon Mobil Corp.	3.4
3.	Citigroup, Inc.	3.2
4.	Procter & Gamble Co.	3.2
5.	Altria Group, Inc.	3.2
6.	Microsoft Corp.	3.1
7.	Johnson Controls, Inc.	2.9
8.	Staples, Inc.	2.8
9.	Amgen, Inc.	2.6
10.	Cisco Systems, Inc.	2.5

TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Westlake Chemical Corp.	1.2%
2.	Nova Chemicals Corp. (Canada)	0.9
3.	Rockwell Collins, Inc.	0.7
4.	Novellus Systems, Inc.	0.7
5.	Knight Transportation, Inc.	0.6
6.	Public Storage, Inc.	0.6
7.	Kimco Realty Corp.	0.6
8.	New Plan Excel Realty Trust	0.6
9.	Heartland Express, Inc.	0.6
10.	Freeport-McMoRan Copper & Gold, Inc., Class B	0.6

LONG PORTFOLIO COMPOSITION**

Financials	27.1%
Information Technology	20.1
Industrials	11.9
Consumer Staples	11.8
Health Care	11.5
Consumer Discretionary	11.3
Energy	11.1
Telecommunication Services	4.6
Materials	4.3
Utilities	3.8
Short-Term Investments	4.4

SHORT PORTFOLIO COMPOSITION**

Financials	6.3%
Materials	4.0
Industrials	2.4
Information Technology	2.0
Consumer Staples	1.9
Consumer Discretionary	1.2
Energy	0.9
Utilities	0.8
Health Care	0.4

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		21.35%	23.12%
With Sales Charge*		14.98	17.55
CLASS C SHARES	11/1/05
Without CDSC		20.83	22.51
With CDSC**		19.83	22.51
R CLASS SHARES	5/15/06	21.77	23.52
SELECT CLASS SHARES	11/1/05	21.57	23.35

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

The Fund commenced operations on November 1, 2005.

Returns for the R Class Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from November 1, 2005 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a an index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholders would pay on Fund distributions or redemptions of Fund shares.

16   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 2.8%
52	Goodrich Corp.	2,378
88	Honeywell International, Inc.	3,981
69	Northrop Grumman Corp.	4,671
2	Raytheon Co.	100
78	United Technologies Corp.	4,858
		15,988
	Auto Components — 0.8%
53	Johnson Controls, Inc.	4,580
	Beverages — 0.9%
90	Coca-Cola Co. (The)	4,328
27	Coca-Cola Enterprises, Inc.	545
		4,873
	Biotechnology — 1.7%
130	Amgen, Inc. (a)	8,860
14	MedImmune, Inc. (a)	440
6	Vertex Pharmaceuticals, Inc. (a) (c)	232
		9,532
	Capital Markets — 4.0%
8	Bank of New York Co., Inc. (The)	319
33	E*Trade Financial Corp. (a)	742
38	Franklin Resources, Inc.	4,209
15	Goldman Sachs Group, Inc.	2,970
121	Morgan Stanley	9,845
53	State Street Corp.	3,568
72	TD AMERITRADE Holding Corp. (c)	1,171
		22,824
	Chemicals — 1.9%
17	Air Products & Chemicals, Inc.	1,209
30	Dow Chemical Co. (The)	1,178
72	Praxair, Inc.	4,266
85	Rohm & Haas Co.	4,340
		10,993
	Commercial Banks — 4.3%
1	Associated Banc-Corp. (c)	35
69	Comerica, Inc.	4,025
3	First Horizon National Corp. (c)	104
48	Marshall & Ilsley Corp.	2,305
23	SunTrust Banks, Inc.	1,959
62	TCF Financial Corp. (c)	1,700
169	U.S. Bancorp	6,127
14	Wachovia Corp.	769
213	Wells Fargo & Co.	7,589
		24,613
	Communications Equipment — 4.7%
348	Cisco Systems, Inc. (a)	9,502
229	Corning, Inc. (a)	4,279
52	Juniper Networks, Inc. (a)	990
158	Motorola, Inc.	3,255
222	QUALCOMM, Inc.	8,382
57	Tellabs, Inc. (a)	583
		26,991
	Computers & Peripherals — 3.0%
14	Apple Computer, Inc. (a)	1,188
10	EMC Corp. (a)	132
149	Hewlett-Packard Co.	6,125
81	International Business Machines Corp.	7,840
11	NCR Corp. (a)	457
289	Sun Microsystems, Inc. (a)	1,566
		17,308
	Consumer Finance — 0.4%
22	American Express Co.	1,316
9	Capital One Financial Corp.	707
		2,023
	Diversified Financial Services — 7.0%
310	Bank of America Corp.	16,524
107	CIT Group, Inc.	5,979
308	Citigroup, Inc.	17,139
		39,642
	Diversified Telecommunication Services — 2.9%
216	AT&T, Inc.	7,729
231	Verizon Communications, Inc.	8,591
		16,320
	Electric Utilities — 2.7%
96	American Electric Power Co., Inc.	4,079
138	Edison International	6,263
87	Northeast Utilities (c)	2,450
2	Pinnacle West Capital Corp. (c)	106
155	Sierra Pacific Resources (a)	2,610
		15,508
	Electrical Equipment — 0.1%
11	Rockwell Automation, Inc.	672
	Energy Equipment & Services — 1.6%
17	Baker Hughes, Inc.	1,292
30	BJ Services Co. (c)	868
92	Halliburton Co.	2,866
24	Schlumberger Ltd.	1,528
60	Weatherford International Ltd. (a)	2,495
		9,049

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   17

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Food & Staples Retailing — 1.6%
51		CVS Corp.	1,561
77		Safeway, Inc.	2,672
10		SUPERVALU, Inc. (c)	354
60		SYSCO Corp.	2,187
51		Wal-Mart Stores, Inc.	2,369
			9,143
		Food Products — 0.9%
12		Kellogg Co.	581
71		Kraft Foods, Inc. (c)	2,517
40		Wm. Wrigley, Jr., Co.	2,058
			5,156
		Health Care Equipment & Supplies — 1.1%
124		Baxter International, Inc.	5,762
3		Medtronic, Inc.	171
—	(h)	Zimmer Holdings, Inc. (a)	23
			5,956
		Health Care Providers & Services — 2.6%
48		Aetna, Inc.	2,090
10		Cigna Corp.	1,263
36		McKesson Corp.	1,840
21		Medco Health Solutions, Inc. (a)	1,128
40		UnitedHealth Group, Inc.	2,122
84		WellPoint, Inc. (a)	6,626
			15,069
		Hotels, Restaurants & Leisure — 1.3%
39		Carnival Corp.	1,888
56		Hilton Hotels Corp.	1,941
38		McDonald’s Corp.	1,671
27		Starwood Hotels & Resorts Worldwide, Inc.	1,713
10		Wyndham Worldwide Corp. (a)	333
			7,546
		Household Durables — 0.7%
17		Centex Corp. (c)	940
2		D.R. Horton, Inc. (c)	53
12		Lennar Corp., Class A	619
3		Mohawk Industries, Inc. (a) (c)	209
65		Toll Brothers, Inc. (a) (c)	2,105
			3,926
		Household Products — 2.6%
233		Procter & Gamble Co.	14,968
		Industrial Conglomerates — 4.1%
599		General Electric Co.	22,274
13		Textron, Inc.	1,172
			23,446
		Insurance — 4.4%
2		Allstate Corp. (The)	104
68		AMBAC Financial Group, Inc.	6,066
33		American International Group, Inc.	2,379
20		Assurant, Inc. (c)	1,083
1		Chubb Corp. (The)	47
118		Genworth Financial, Inc.	4,023
52		Hartford Financial Services Group, Inc.	4,843
59		MBIA, Inc. (c)	4,296
23		Protective Life Corp.	1,097
11		Prudential Financial, Inc.	919
			24,857
		Internet Software & Services — 2.0%
95		eBay, Inc. (a) (c)	2,860
13		Google, Inc., Class A (a)	6,078
105		Yahoo!, Inc. (a)	2,692
			11,630
		IT Services — 0.3%
12		Affiliated Computer Services, Inc., Class A (a)	567
12		Automatic Data Processing, Inc.	571
10		Computer Sciences Corp. (a)	512
1		Sabre Holdings Corp., Class A	16
			1,666
		Machinery — 1.4%
5		Caterpillar, Inc.	294
23		Danaher Corp. (c)	1,688
31		Eaton Corp.	2,322
29		Illinois Tool Works, Inc.	1,339
61		Ingersoll-Rand Co., Ltd., Class A (Bermuda)	2,387
			8,030
		Media — 3.3%
13		CBS Corp., Class B	406
7		Clear Channel Communications, Inc.	231
69		Comcast Corp., Class A (a)	2,929
2		DIRECTV Group, Inc. (The) (a)	58
66		E.W. Scripps Co., Class A (c)	3,276
6		EchoStar Communications Corp., Class A (a)	232
70		Gannett Co., Inc.	4,244
7		New York Times Co., Class A (c)	168
187		News Corp., Class A	4,006
9		Viacom, Inc., Class B (a)	365
83		Walt Disney Co.	2,841
			18,756

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 1.1%
124	Alcoa, Inc.	3,718
31	United States Steel Corp.	2,246
		5,964
	Multi-Utilities — 1.1%
84	CMS Energy Corp. (a) (c)	1,404
32	DTE Energy Co.	1,530
16	SCANA Corp. (c)	654
123	Xcel Energy, Inc. (c)	2,846
		6,434
	Multiline Retail — 2.2%
5	Family Dollar Stores, Inc.	150
51	J.C. Penney Co., Inc.	3,930
61	Kohl’s Corp. (a)	4,188
69	Target Corp.	3,953
		12,221
	Oil, Gas & Consumable Fuels — 7.7%
66	Anadarko Petroleum Corp.	2,868
16	Apache Corp.	1,071
3	Chesapeake Energy Corp. (c)	73
43	Chevron Corp.	3,176
98	ConocoPhillips	7,030
37	Devon Energy Corp.	2,495
277	Exxon Mobil Corp.	21,188
42	Marathon Oil Corp.	3,904
14	Occidental Petroleum Corp.	698
3	Valero Energy Corp.	153
25	XTO Energy, Inc.	1,153
		43,809
	Paper & Forest Products — 0.3%
27	Weyerhaeuser Co.	1,872
	Personal Products — 0.1%
19	Avon Products, Inc.	621
	Pharmaceuticals — 6.8%
172	Abbott Laboratories	8,378
1	Eli Lilly & Co.	31
44	Johnson & Johnson	2,932
176	Merck & Co., Inc.	7,678
104	Pfizer, Inc.	2,681
305	Schering-Plough Corp.	7,208
39	Sepracor, Inc. (a) (c)	2,426
148	Wyeth	7,536
		38,870
	Real Estate Investment Trusts (REITs) — 1.2%
36	Apartment Investment & Management Co.	2,022
14	Boston Properties, Inc.	1,555
1	Brandywine Realty Trust	20
23	Hospitality Properties Trust (c)	1,112
29	Host Hotels & Resorts, Inc. (c)	715
10	Mack-Cali Realty Corp.	520
12	ProLogis	742
		6,686
	Road & Rail — 1.8%
20	Burlington Northern Santa Fe Corp.	1,469
125	CSX Corp.	4,290
94	Norfolk Southern Corp.	4,717
		10,476
	Semiconductors & Semiconductor Equipment — 1.5%
6	Altera Corp. (a)	126
7	Intel Corp.	148
5	Intersil Corp., Class A	122
8	KLA-Tencor Corp.	418
119	Linear Technology Corp.	3,602
56	LSI Logic Corp. (a)	501
6	Maxim Integrated Products, Inc.	187
1	Texas Instruments, Inc.	31
153	Xilinx, Inc.	3,636
		8,771
	Software — 3.5%
515	Microsoft Corp.	15,366
281	Oracle Corp. (a)	4,820
		20,186
	Specialty Retail — 1.5%
25	Abercrombie & Fitch Co.	1,741
11	Advance Auto Parts, Inc.	377
14	Best Buy Co., Inc.	669
16	Home Depot, Inc.	654
46	Lowe’s Cos., Inc.	1,445
2	Office Depot, Inc. (a)	92
122	Staples, Inc.	3,255
10	TJX Cos., Inc.	271
		8,504
	Textiles, Apparel & Luxury Goods — 0.5%
50	Coach, Inc. (a)	2,127
9	Nike, Inc., Class B	881
		3,008

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 1.1%
68	Countrywide Financial Corp.	2,874
1	Freddie Mac	34
47	MGIC Investment Corp. (c)	2,933
7	Washington Mutual, Inc.	332
		6,173
	Tobacco — 2.5%
162	Altria Group, Inc.	13,937
	Trading Companies & Distributors — 0.2%
18	W.W. Grainger, Inc.	1,252
	Wireless Telecommunication Services — 0.8%
248	Sprint Nextel Corp.	4,675
	Total Common Stocks (Cost $399,782)	564,524
Short-Term Investments — 0.5%
	Investment Company — 0.3%
1,780	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,780)	1,780

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligations — 0.2%
925	U.S. Treasury Notes, 3.63%, 06/30/07 (k) (m) (n) (Cost $917)	919
	Total Short-Term Investments (Cost $2,697)	2,699
Investments of Cash Collateral for Securities on Loan — 4.4%
	Certificate of Deposit — 0.3%
1,750	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	1,750
	Corporate Notes — 2.3%
1,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	1,000
1,500	Allstate Life Global Funding, FRN, 5.33%, 01/29/08	1,500
1,700	American Express Credit Corp., FRN, 5.35%, 06/12/07	1,700
1,000	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	1,000
200	Beta Finance, Inc., FRN, 5.37%, 01/15/08	200
1,750	CDC Financial Products, Inc., FRN, 5.36%, 01/29/07	1,750
2,000	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	2,000
1,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	1,000
1,500	Morgan Stanley, Inc., FRN, 5.49%, 01/29/08	1,500
1,600	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,600
		13,250
	Repurchase Agreements — 1.8%
2,846	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,848, collateralized by U.S. Government Agency Mortgages	2,846
3,750	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,752, collateralized by U.S. Government Agency Mortgages	3,750
3,750	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,752, collateralized by U.S. Government Agency Mortgages	3,750
		10,346
	Total Investments of Cash Collateral for Securities on Loan (Cost $25,346)	25,346
	Total Investments — 103.9% (Cost $427,825)	592,569
	Liabilities in Excess of Other Assets — (3.9)%	(22,391)
	NET ASSETS — 100.0%	$570,178

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value At 12/31/06 (USD)	Unrealized Depreciation (USD)
	Long Futures Outstanding
13	S&P 500 Index	March, 2007	$4,642	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Common Stocks — 96.0%
	Aerospace & Defense — 1.8%
33	Honeywell International, Inc.	1,493
56	United Technologies Corp.	3,514
		5,007
	Beverages — 3.4%
80	Anheuser-Busch Cos., Inc.	3,936
122	Coca-Cola Co. (The)	5,872
		9,808
	Capital Markets — 4.4%
123	Bank of New York Co., Inc. (The)	4,827
73	Morgan Stanley	5,920
59	W.P. Carey & Co., LLC	1,765
		12,512
	Chemicals — 1.6%
36	Air Products & Chemicals, Inc.	2,551
30	PPG Industries, Inc.	1,901
		4,452
	Commercial Banks — 6.2%
54	Compass Bancshares, Inc.	3,203
43	SunTrust Banks, Inc.	3,656
86	TCF Financial Corp.	2,361
71	U.S. Bancorp	2,577
168	Wells Fargo & Co.	5,960
		17,757
	Commercial Services & Supplies — 1.2%
74	Pitney Bowes, Inc.	3,400
	Construction Materials — 1.7%
63	Cemex, S.A. de C.V. ADR (Mexico) (a) (c)	2,128
29	Vulcan Materials Co.	2,624
		4,752
	Consumer Finance — 1.5%
57	Capital One Financial Corp.	4,374
	Containers & Packaging — 1.1%
67	Temple-Inland, Inc.	3,100
	Distributors — 1.1%
65	Genuine Parts Co.	3,092
	Diversified Financial Services — 6.2%
215	Bank of America Corp.	11,501
113	Citigroup, Inc.	6,272
		17,773
	Diversified Telecommunication Services — 6.3%
101	AT&T, Inc.	3,607
78	BellSouth Corp. (i)	3,675
110	Consolidated Communications Holdings, Inc.	2,299
112	Verizon Communications, Inc.	4,171
288	Windstream Corp.	4,099
		17,851
	Electric Utilities — 3.0%
81	American Electric Power Co., Inc.	3,462
32	FirstEnergy Corp.	1,936
16	ITC Holdings Corp. (c)	622
94	Northeast Utilities	2,658
		8,678
	Food & Staples Retailing — 0.5%
36	SUPERVALU, Inc.	1,294
	Food Products — 1.1%
29	General Mills, Inc.	1,670
31	Kellogg Co.	1,547
		3,217
	Gas Utilities — 1.0%
72	AGL Resources, Inc.	2,794
	Hotels, Restaurants & Leisure — 0.8%
26	Harrah’s Entertainment, Inc.	2,176
	Household Products — 1.6%
33	Clorox Co.	2,098
38	Kimberly-Clark Corp.	2,609
		4,707
	Independent Power Producers & Energy Traders — 0.6%
31	TXU Corp.	1,681
	Industrial Conglomerates — 2.8%
214	General Electric Co.	7,974
	Insurance — 6.2%
60	Allstate Corp. (The)	3,874
164	Chubb Corp. (The)	8,677
45	IPC Holdings Ltd. (Bermuda) (c)	1,419
100	Old Republic International Corp.	2,337
49	OneBeacon Insurance Group Ltd. (a) (c)	1,372
		17,679
	Marine — 1.0%
122	Seaspan Corp. (China)	2,823

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.3%
83	Clear Channel Communications, Inc.	2,964
169	Regal Entertainment Group, Class A	3,592
		6,556
	Multi-Utilities — 1.0%
61	PG&E Corp.	2,882
	Oil, Gas & Consumable Fuels — 12.7%
86	Buckeye GP Holdings LP	1,415
88	Chevron Corp.	6,452
65	ConocoPhillips	4,648
91	Energy Transfer Equity LP	2,861
179	Exxon Mobil Corp.	13,724
25	Kinder Morgan, Inc.	2,591
34	Royal Dutch Shell plc ADR (Netherlands)	2,386
20	Teekay Offshore Partners LP (Bahamas) (a)(i)	535
58	Valero GP Holdings LLC	1,440
		36,052
	Pharmaceuticals — 5.2%
25	Eli Lilly & Co.	1,313
55	Johnson & Johnson	3,611
33	Merck & Co., Inc.	1,417
150	Pfizer, Inc.	3,895
91	Wyeth	4,644
		14,880
	Real Estate Investment Trusts (REITs) — 7.2%
22	Agree Realty Corp. (c)	763
32	DCT Industrial Trust, Inc. (i)	376
42	Global Signal, Inc.	2,228
80	iStar Financial, Inc.	3,802
30	Plum Creek Timber Co., Inc.	1,180
30	Public Storage, Inc.	2,906
93	Rayonier, Inc. (c)	3,798
52	Regency Centers Corp. (c)	4,049
67	U-Store-It Trust (c)	1,379
		20,481
	Semiconductors & Semiconductor Equipment — 0.8%
114	Intel Corp.	2,306
	Specialty Retail — 1.6%
29	Home Depot, Inc.	1,149
118	Limited Brands, Inc.	3,424
		4,573
	Textiles, Apparel & Luxury Goods — 2.2%
76	V.F. Corp.	6,222
	Thrifts & Mortgage Finance — 3.7%
105	Freddie Mac	7,157
77	Washington Mutual, Inc.	3,507
		10,664
	Tobacco — 3.7%
70	Altria Group, Inc.	5,999
68	Loews Corp. - Carolina Group	4,407
		10,406
	Transportation Infrastructure — 0.5%
43	Macquarie Infrastructure Co. Trust (c)	1,529
	Total Common Stocks (Cost $158,991)	273,452

PRINCIPAL AMOUNT($)
	Convertible Bonds — 1.8%
	Media — 1.8%
3,000	Liberty Media Corp., 3.25%, 03/15/31 (i)	2,501
40	Tribune Co., 2.00%, 05/15/29 (i)	2,746
	Total Convertible Bonds (Cost $3,197)	5,247
	Total Long-Term Investments (Cost $162,188)	278,699

SHARES
Short-Term Investment — 2.4%
Investment Company — 2.4%
6,854	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $6,854)	6,854

PRINCIPAL AMOUNT($)
Investments of Cash Collateral on Securities on Loan — 2.9%
	Certificates of Deposit — 1.1%
1,001	Credit Industriel et Commercial, London, 5.34%, 01/24/07	1,001
1,000	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	1,000
1,000	Societe Generale, New York, FRN, 5.34%, 06/20/07	1,000
		3,001
	Corporate Notes — 1.2%
1,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	1,000
100	Beta Finance, Inc., FRN, 5.37%, 01/15/08	100
900	Beta Finance, Inc., FRN, 5.38%, 03/15/07	900

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
1,100	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	1,100
235	HBOS Treasury Services plc, FRN, 5.40%, 01/29/08	235
118	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	118
		3,453
	Repurchase Agreements — 0.6%
1,795	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,796, collateralized by U.S. Government Agency Mortgages	1,795
	Total Investments of Cash Collateral for Securities on Loan (Cost $8,249)	8,249
	Total Investments — 103.1% (Cost $177,291)	293,802
	Liabilities in Excess of Other Assets — (3.1)%	(8,959)
	NET ASSETS — 100.0%	$284,843

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 1.8%
72	L-3 Communications Holdings, Inc.	5,880
84	United Technologies Corp.	5,252
		11,132
	Beverages — 1.0%
120	Anheuser-Busch Cos., Inc.	5,899
	Biotechnology — 0.5%
44	Amgen, Inc. (a)	3,026
	Capital Markets — 7.9%
262	Bank of New York Co., Inc. (The)	10,319
60	Bear Stearns Cos., Inc. (The)	9,686
83	Legg Mason, Inc.	7,927
194	Morgan Stanley	15,830
64	Northern Trust Corp.	3,890
		47,652
	Commercial Banks — 4.4%
62	Compass Bancshares, Inc.	3,669
116	TCF Financial Corp.	3,173
165	U.S. Bancorp	5,975
93	Wachovia Corp.	5,303
249	Wells Fargo & Co.	8,854
		26,974
	Communications Equipment — 1.0%
159	QUALCOMM, Inc.	6,001
	Construction Materials — 2.8%
179	Cemex, S.A. de C.V. ADR (Mexico) (a)	6,061
124	Vulcan Materials Co.	11,108
		17,169
	Consumer Finance — 3.5%
237	American Express Co.	14,355
39	Capital One Financial Corp.	2,972
74	SLM Corp.	3,599
		20,926
	Diversified Financial Services — 6.3%
378	Bank of America Corp.	20,165
329	Citigroup, Inc.	18,334
		38,499
	Diversified Telecommunication Services — 3.5%
147	AT&T, Inc.	5,266
105	CenturyTel, Inc.	4,593
304	Verizon Communications, Inc.	11,337
		21,196
	Electric Utilities — 2.4%
72	American Electric Power Co., Inc.	3,048
162	Edison International	7,377
75	FPL Group, Inc.	4,087
		14,512
	Electronic Equipment & Instruments — 0.7%
128	Arrow Electronics, Inc. (a)	4,032
	Food & Staples Retailing — 0.8%
105	Wal-Mart Stores, Inc.	4,858
	Food Products — 2.0%
78	Dean Foods Co. (a)	3,281
60	General Mills, Inc.	3,467
200	Unilever N.V. ADR (Netherlands)	5,461
		12,209
	Health Care Equipment & Supplies — 1.0%
134	Baxter International, Inc.	6,235
	Health Care Providers & Services — 2.2%
179	Aetna, Inc.	7,712
72	WellPoint, Inc. (a)	5,634
		13,346
	Hotels, Restaurants & Leisure — 2.3%
151	Hilton Hotels Corp.	5,263
154	McDonald’s Corp.	6,805
68	Wyndham Worldwide Corp. (a)	2,163
		14,231
	Household Products — 0.9%
89	Clorox Co.	5,709
	Industrial Conglomerates — 2.5%
50	3M Co.	3,912
162	General Electric Co.	6,039
179	Tyco International Ltd. (Bermuda)	5,427
		15,378
	Insurance — 9.9%
154	Assurant, Inc.	8,486
386	Chubb Corp. (The)	20,423
243	Genworth Financial, Inc.	8,317
63	Hartford Financial Services Group, Inc.	5,869
119	Loews Corp.	4,923
118	MetLife, Inc.	6,940
81	Safeco Corp.	5,035
		59,993

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.7%
192	Liberty Media Holding Corp. - Interactive, Class A (a)	4,152
	IT Services — 0.6%
69	Affiliated Computer Services, Inc., Class A (a) (c)	3,365
	Media — 3.6%
296	Clear Channel Communications, Inc.	10,506
15	Idearc, Inc. (a)(i)	436
38	Liberty Media Holding Corp. - Capital, Class A (a)	3,769
318	Time Warner, Inc.	6,924
		21,635
	Metals & Mining — 1.2%
98	Alcoa, Inc.	2,944
20	Rio Tinto plc ADR (United Kingdom) (c)	4,207
		7,151
	Oil, Gas & Consumable Fuels — 13.9%
149	Chevron Corp.	10,938
207	ConocoPhillips	14,863
151	Devon Energy Corp.	10,109
363	Exxon Mobil Corp.	27,831
97	Kinder Morgan, Inc.	10,289
126	Teekay Shipping Corp. (Bahamas)	5,483
175	Williams Cos., Inc.	4,566
		84,079
	Pharmaceuticals — 3.8%
48	Johnson & Johnson	3,169
100	Merck & Co., Inc.	4,347
205	Pfizer, Inc.	5,299
205	Wyeth	10,444
		23,259
	Real Estate Investment Trusts (REITs) — 1.8%
94	Equity Office Properties Trust	4,528
63	iStar Financial, Inc.	2,994
79	Plum Creek Timber Co., Inc.	3,164
		10,686
	Real Estate Management & Development — 2.1%
36	Brookfield Asset Management, Inc., Class A (Canada)	1,754
217	Brookfield Properties Co.	8,528
72	CB Richard Ellis Group, Inc., Class A (a)	2,394
		12,676
	Road & Rail — 1.0%
117	Norfolk Southern Corp.	5,874
	Semiconductors & Semiconductor Equipment — 0.9%
262	Intel Corp.	5,301
	Software — 1.8%
368	Microsoft Corp.	10,982
	Specialty Retail — 3.7%
56	AutoZone, Inc. (a)	6,471
275	Gap, Inc. (The)	5,359
145	Limited Brands, Inc.	4,182
97	Lowe’s Cos., Inc.	3,021
85	Tiffany & Co.	3,320
		22,353
	Textiles, Apparel & Luxury Goods — 2.0%
146	V.F. Corp.	11,984
	Thrifts & Mortgage Finance — 3.5%
232	Freddie Mac	15,760
87	MGIC Investment Corp.	5,441
		21,201
	Tobacco — 1.4%
101	Altria Group, Inc.	8,642
	Total Common Stocks (Cost $454,830)	602,317
Short-Term Investment — 1.2%
	Investment Company — 1.2%
7,271	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,271)	7,271

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 0.6%
	Certificate of Deposit — 0.0% (g)
100	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	100
	Corporate Notes — 0.1%
250	American Express Credit Corp., FRN, 5.35%, 06/12/07	250
150	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	150
		400
	Repurchase Agreements — 0.5%
560	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $560, collateralized by U.S. Government Agency Mortgages	560

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   25

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
600	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $600, collateralized by U.S. Government Agency Mortgages	600
600	HSBC Securities, Inc., 5.28%, dated 12/29/06, due 01/02/07, repurchase price $600, collateralized by U.S. Government Agency Mortgages	600
600	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $600, collateralized by U.S. Government Agency Mortgages	600
600	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $600, collateralized by U.S. Government Agency Mortgages	600
		2,960
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,460)	3,460
	Total Investments — 101.2% (Cost $465,561)	613,048
	Liabilities in Excess of Other Assets — (1.2)%	(7,138)
	NET ASSETS — 100.0%	$605,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 7.7%
405	Boeing Co.	35,989
319	General Dynamics Corp.	23,707
315	Lockheed Martin Corp.	29,002
		88,698
	Air Freight & Logistics — 1.0%
277	Expeditors International of Washington, Inc. (c)	11,235
	Beverages — 1.7%
308	PepsiCo, Inc.	19,290
	Biotechnology — 5.1%
158	Amgen, Inc. (a)	10,803
417	Celgene Corp. (a) (c)	23,990
110	Genentech, Inc. (a)	8,928
235	Gilead Sciences, Inc. (a)	15,291
		59,012
	Capital Markets — 5.6%
173	Franklin Resources, Inc. (c)	19,015
108	Goldman Sachs Group, Inc.	21,530
501	Lazard Ltd., Class A (Bermuda)	23,736
		64,281
	Chemicals — 3.9%
528	Monsanto Co.	27,736
294	Praxair, Inc.	17,447
		45,183
	Commercial Services & Supplies — 1.8%
73	Corporate Executive Board Co. (c)	6,428
368	Robert Half International, Inc. (c)	13,675
		20,103
	Communications Equipment — 5.3%
1,113	Cisco Systems, Inc. (a)	30,405
544	Corning, Inc. (a)	10,185
507	Motorola, Inc.	10,431
80	Research In Motion Ltd. (Canada) (a) (c)	10,273
		61,294
	Computers & Peripherals — 6.3%
376	Apple Computer, Inc. (a)	31,875
972	Hewlett-Packard Co.	40,053
		71,928
	Construction Materials — 0.8%
97	Vulcan Materials Co. (c)	8,690
	Consumer Finance — 0.5%
98	First Marblehead Corp. (The)	5,339
	Diversified Financial Services — 3.1%
154	Bank of America Corp.	8,233
54	Chicago Mercantile Exchange Holdings, Inc., Class A (c)	27,516
		35,749
	Electrical Equipment — 1.5%
345	Roper Industries, Inc. (c)	17,333
	Energy Equipment & Services — 2.6%
278	Schlumberger Ltd.	17,565
292	Smith International, Inc. (c)	12,006
		29,571
	Food & Staples Retailing — 2.8%
466	CVS Corp.	14,403
504	Safeway, Inc.	17,422
		31,825
	Health Care Providers & Services — 1.4%
223	Laboratory Corp. of America Holdings (a) (c)	16,358
	Hotels, Restaurants & Leisure — 4.0%
587	Marriott International, Inc., Class A (c)	28,012
404	McDonald’s Corp.	17,891
		45,903
	Household Products — 0.6%
108	Procter & Gamble Co.	6,924
	Industrial Conglomerates — 1.7%
523	General Electric Co.	19,442
	Insurance — 1.2%
141	Lincoln National Corp.	9,349
9	Markel Corp. (a) (c)	4,081
		13,430
	Internet Software & Services — 5.3%
261	Akamai Technologies, Inc. (a) (c)	13,859
103	Google, Inc., Class A (a)	47,588
		61,447
	IT Services — 3.5%
297	Automatic Data Processing, Inc.	14,627
326	Cognizant Technology Solutions Corp., Class A (a)	25,147
		39,774
	Life Sciences Tools & Services — 1.0%
247	Thermo Fisher Scientific Inc. (a)	11,178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   27

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 1.1%
516	DIRECTV Group, Inc. (The) (a) (c)	12,867
	Multiline Retail — 1.1%
255	Nordstrom, Inc.	12,557
	Oil, Gas & Consumable Fuels — 1.3%
118	EOG Resources, Inc.	7,350
153	Valero Energy Corp.	7,848
		15,198
	Pharmaceuticals — 5.8%
109	Allergan, Inc.	13,075
217	AstraZeneca plc ADR (United Kingdom) (c)	11,610
153	Johnson & Johnson	10,131
188	Novartis AG ADR (Switzerland)	10,793
408	Wyeth	20,791
		66,400
	Real Estate Management & Development — 0.7%
247	CB Richard Ellis Services, Inc., Class A (a) (c)	8,200
	Road & Rail — 2.8%
252	Burlington Northern Santa Fe Corp.	18,563
279	Norfolk Southern Corp.	14,036
		32,599
	Semiconductors & Semiconductor Equipment — 2.0%
169	Lam Research Corp. (a) (c)	8,540
251	MEMC Electronic Materials, Inc. (a) (c)	9,824
136	NVIDIA Corp. (a)	5,041
		23,405
	Software — 3.7%
258	Intuit, Inc. (a) (c)	7,878
778	Microsoft Corp.	23,243
686	Oracle Corp. (a)	11,761
		42,882
	Specialty Retail — 5.0%
255	Best Buy Co., Inc. (c)	12,529
205	CarMax, Inc. (a) (c)	10,994
899	Staples, Inc.	23,990
354	TJX Cos., Inc.	10,085
		57,598
	Tobacco — 3.2%
435	Altria Group, Inc.	37,289
	Wireless Telecommunication Services — 4.3%
630	America Movil S.A. de C.V., Series L ADR (Mexico) (c)	28,480
666	Crown Castle International Corp. (a)	21,519
		49,999
	Total Common Stocks (Cost $822,881)	1,142,981
Short-Term Investment — 0.2%
	Investment Company — 0.2%
2,977	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $2,977)	2,977

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.8%
	Certificates of Deposit — 1.2%
3,300	Barclays Capital, Inc., New York, 5.33%, 02/14/07	3,300
3,004	Credit Indusriel et Commercial, London, 5.34%, 01/24/07	3,004
3,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	3,000
2,500	Norinchukin Bank, New York, 5.35%, 02/27/07	2,500
2,000	Skandi, New York, FRN, 5.33%, 08/27/07	2,000
		13,804
	Commercial Paper — 1.0%
4,933	Bavaria Universal Funding Corp., 5.35%, 02/15/07	4,933
2,963	Citigroup Funding Inc., 5.35%, 03/23/07	2,963
2,985	Tulip Funding Corp., 5.38%, 01/30/07	2,985
		10,881
	Corporate Notes — 1.0%
3,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	3,000
3,400	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	3,400
3,000	First Tennessee Bank, FRN, 5.34%, 01/29/08	3,000
2,500	Morgan Stanley, Inc., FRN, 5.49%, 01/29/08	2,500
		11,900

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 0.7%
5,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
3,218	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,219, collateralized by U.S. Government Agency Mortgages	3,218
		8,218
	Time Deposits — 0.9%
5,000	HSBC Bank Canada, Toronto, 5.33%, 02/20/07	5,000
5,000	Northern Rock plc, 5.33%, 02/20/07	5,000
		10,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $54,803)	54,803
	Total Investments — 104.4% (Cost $880,661)	1,200,761
	Liabilities in Excess of Other Assets — (4.4)%	(50,431)
	NET ASSETS — 100.0%	$1,150,330

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   29

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Common Stocks — 97.6%
	Aerospace & Defense — 1.9%
177	Honeywell International, Inc.	7,985
76	L-3 Communications Holdings, Inc.	6,183
169	Spirit AeroSystems Holdings, Inc., Class A (a)	5,663
		19,831
	Capital Markets — 3.7%
250	Bank of New York Co., Inc. (The)	9,854
166	Morgan Stanley	13,485
868	TD AMERITRADE Holding Corp.	14,041
		37,380
	Chemicals — 1.8%
135	Dow Chemical Co. (The)	5,392
129	Praxair, Inc.	7,634
95	Rohm & Haas Co.	4,877
		17,903
	Commercial Banks — 6.2%
139	Fifth Third Bancorp	5,673
131	Marshall & Ilsley Corp.	6,322
98	SunTrust Banks, Inc.	8,259
246	U.S. Bancorp	8,900
333	Wachovia Corp.	18,970
422	Wells Fargo & Co.	15,006
		63,130
	Communications Equipment — 1.5%
636	Corning, Inc. (a)	11,901
182	Motorola, Inc.	3,740
		15,641
	Containers & Packaging — 0.5%
124	Ball Corp.	5,415
	Diversified Financial Services — 10.4%
802	Bank of America Corp.	42,815
66	CIT Group, Inc.	3,703
1,081	Citigroup, Inc.	60,195
		106,713
	Diversified Telecommunication Services — 4.7%
375	AT&T, Inc.	13,388
924	Verizon Communications, Inc.	34,391
		47,779
	Electric Utilities — 2.5%
270	Edison International	12,284
196	Northeast Utilities (c)	5,528
442	Sierra Pacific Resources (a)	7,446
		25,258
	Electronic Equipment & Instruments — 0.6%
231	Avnet, Inc. (a)	5,885
	Energy Equipment & Services — 0.4%
104	Weatherford International Ltd. (a)	4,363
	Food & Staples Retailing — 0.6%
169	SUPERVALU, Inc.	6,049
	Health Care Providers & Services — 2.3%
153	Aetna, Inc.	6,607
94	Caremark Rx, Inc.	5,385
141	WellPoint, Inc. (a)	11,111
		23,103
	Household Durables — 0.7%
218	Toll Brothers, Inc. (a) (c)	7,033
	Household Products — 3.1%
501	Procter & Gamble Co.	32,167
	Industrial Conglomerates — 3.9%
948	General Electric Co.	35,260
163	Tyco International Ltd. (Bermuda)	4,965
		40,225
	Insurance — 7.3%
85	AMBAC Financial Group, Inc.	7,571
65	American International Group, Inc.	4,644
95	Assurant, Inc.	5,225
113	Endurance Specialty Holdings Ltd. (Bermuda)	4,148
528	Genworth Financial, Inc.	18,063
114	Hartford Financial Services Group, Inc.	10,631
104	MBIA, Inc. (c)	7,627
153	MetLife, Inc.	9,029
124	RenaissanceRe Holdings Ltd. (Bermuda)	7,434
		74,372
	Internet Software & Services — 0.4%
177	Yahoo!, Inc. (a)	4,508
	IT Services — 1.4%
168	Affiliated Computer Services, Inc., Class A (a) (c)	8,215
194	Sabre Holdings Corp., Class A	6,183
		14,398
	Machinery — 0.9%
128	Joy Global, Inc.	6,178
54	Kennametal, Inc.	3,166
		9,344
	Media — 3.1%
199	CBS Corp., Class B	6,218
140	Gannett Co., Inc.	8,489

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
407	News Corp., Class A	8,740
129	R.H. Donnelley Corp. (c)	8,084
		31,531
	Metals & Mining — 1.1%
225	Alcan, Inc. (Canada)	10,971
	Multi-Utilities — 3.7%
139	Consolidated Edison, Inc. (c)	6,701
136	Dominion Resources, Inc.	11,394
181	DTE Energy Co.	8,753
122	SCANA Corp. (c)	4,943
283	Xcel Energy, Inc. (c)	6,519
		38,310
	Multiline Retail — 0.7%
457	Dollar General Corp.	7,344
	Office Electronics — 0.9%
561	Xerox Corp. (a)	9,516
	Oil, Gas & Consumable Fuels — 13.0%
150	Apache Corp.	9,956
247	Chevron Corp.	18,140
281	ConocoPhillips	20,208
121	Devon Energy Corp.	8,090
739	Exxon Mobil Corp.	56,641
315	Occidental Petroleum Corp.	15,386
104	Peabody Energy Corp.	4,219
		132,640
	Paper & Forest Products — 0.6%
86	Weyerhaeuser Co.	6,104
	Personal Products — 0.6%
193	Avon Products, Inc.	6,374
	Pharmaceuticals — 6.0%
158	Abbott Laboratories	7,716
290	Merck & Co., Inc.	12,653
639	Pfizer, Inc.	16,540
279	Schering-Plough Corp.	6,598
66	Sepracor, Inc. (a) (c)	4,058
275	Wyeth	13,982
		61,547
	Real Estate Investment Trusts (REITs) — 1.5%
167	Global Signal, Inc. (c)	8,775
123	Mack-Cali Realty Corp. (c)	6,283
		15,058
	Road & Rail — 2.4%
65	Burlington Northern Santa Fe Corp.	4,783
384	Norfolk Southern Corp.	19,286
		24,069
	Software — 0.5%
223	Symantec Corp. (a)	4,656
	Specialty Retail — 1.4%
542	Staples, Inc.	14,474
	Thrifts & Mortgage Finance — 3.5%
353	Freddie Mac	23,951
130	MGIC Investment Corp.	8,105
88	Washington Mutual, Inc.	4,012
		36,068
	Tobacco — 2.3%
270	Altria Group, Inc.	23,180
	Wireless Telecommunication Services — 1.5%
806	Sprint Nextel Corp.	15,231
	Total Common Stocks (Cost $784,983)	997,570
Short-Term Investment — 2.3%
	Investment Company — 2.3%
23,454	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $23,454)	23,454

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 3.0%
	Certificates of Deposit — 0.5%
4,000	Skandi, New York, FRN, 5.33%, 08/27/07	4,000
875	Societe Generale, New York, FRN, 5.34%, 06/20/07	875
		4,875
	Corporate Notes — 1.8%
1,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	1,000
4,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	4,000
1,000	Banque Federative du Credit Mutuel, 5.35%, 07/13/07	1,000
3,200	Beta Finance, Inc., FRN, 5.38%, 03/15/07	3,200
1,000	CDC Financial Production, Inc., 5.36%, 02/28/07	1,000
3,200	CDC Financial Production, Inc., 5.36%, 01/29/07	3,200
739	HBOS Treasury Services plc, FRN, 5.40%, 01/29/08	739

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
1,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	1,000
370	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	370
2,500	Morgan Stanley, Inc., FRN, 5.49%, 01/29/08	2,500
		18,009
	Repurchase Agreements — 0.7%
2,784	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,786, collateralized by U.S. Government Agency Mortgages	2,784
5,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $5,003, collateralized by U.S. Government Agency Mortgages	5,000
		7,784
	Total Investments of Cash Collateral for Securities on Loan (Cost $30,668)	30,668
	Total Investments — 102.9% (Cost $839,105)	1,051,692
	Liabilities in Excess of Other Assets — (2.9)%	(29,400)
	NET ASSETS — 100.0%	$1,022,292

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
		Common Stocks — 98.7%
		Aerospace & Defense — 2.0%
162		Goodrich Corp. (c)	7,388
155		Honeywell International, Inc.	7,002
250		United Technologies Corp.	15,628
			30,018
		Air Freight & Logistics — 0.0% (g)
—	(h)	FedEx Corp.		36
		Auto Components — 2.5%
434		Johnson Controls, Inc.	37,305
		Beverages — 0.9%
93		Coca-Cola Co. (The)	4,476
143		PepsiCo, Inc.	8,921
			13,397
		Biotechnology — 2.1%
416		Amgen, Inc. (a)	28,414
131		MedImmune, Inc. (a) (c)	4,225
			32,639
		Capital Markets — 4.1%
181		Bank of New York Co., Inc. (The)	7,134
41		Franklin Resources, Inc.	4,526
2		Lazard Ltd., Class A (Bermuda)	94
290		Morgan Stanley	23,604
299		State Street Corp.	20,170
395		TD AMERITRADE Holding Corp. (c)	6,387
			61,915
		Chemicals — 2.3%
5		E.I. du Pont de Nemours & Co.	224
1		Georgia Gulf Corp.	20
64		Monsanto Co.	3,346
378		Praxair, Inc.	22,414
174		Rohm & Haas Co.	8,895
			34,899
		Commercial Banks — 4.3%
61		Marshall & Ilsley Corp.	2,956
132		SunTrust Banks, Inc.	11,169
219		U.S. Bancorp	7,911
262		Wachovia Corp.	14,927
809		Wells Fargo & Co.	28,784
1		Zions Bancorp	54
			65,801
		Commercial Services & Supplies — 0.2%
74		Waste Management, Inc.	2,728
		Communications Equipment — 5.6%
1,109		Cisco Systems, Inc. (a) (c)	30,319
1,007		Corning, Inc. (a)	18,848
186		Juniper Networks, Inc. (a)	3,519
801		Motorola, Inc.	16,471
401		QUALCOMM, Inc.	15,138
4		Tellabs, Inc. (a)	45
			84,340
		Computers & Peripherals — 3.6%
97		Apple Computer, Inc. (a)	8,262
221		Dell, Inc. (a)	5,539
442		EMC Corp. (a)	5,832
391		Hewlett-Packard Co.	16,109
176		International Business Machines Corp.	17,118
266		Sun Microsystems, Inc. (a)	1,439
			54,299
		Consumer Finance — 0.6%
140		American Express Co.	8,503
		Diversified Financial Services — 5.7%
611		Bank of America Corp.	32,635
131		CIT Group, Inc.	7,319
826		Citigroup, Inc.	46,027
			85,981
		Diversified Telecommunication Services — 3.5%
460		AT&T, Inc.	16,449
128		BellSouth Corp.	6,039
129		Embarq Corp.	6,776
648		Verizon Communications, Inc.	24,123
			53,387
		Electric Utilities — 2.7%
459		Duke Energy Corp.	15,237
375		Edison International	17,063
293		Northeast Utilities (c)	8,255
2		Sierra Pacific Resources (a)	30
			40,585
		Energy Equipment & Services — 2.0%
103		Baker Hughes, Inc.	7,726
2		Nabors Industries Ltd. (Bermuda) (a)	53
320		Schlumberger Ltd.	20,240
70		Weatherford International Ltd. (a)	2,934
			30,953
		Food & Staples Retailing — 3.1%
95		CVS Corp.	2,948
72		Safeway, Inc.	2,492

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   33

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Food & Staples Retailing — Continued
473		SUPERVALU, Inc. (c)	16,909
693		SYSCO Corp.	25,469
1		Walgreen Co.	50
			47,868
		Food Products — 0.6%
2		Dean Foods Co. (a)	81
76		General Mills, Inc.	4,395
89		Wm. Wrigley, Jr., Co. (c)	4,609
			9,085
		Health Care Equipment & Supplies — 0.5%
141		Medtronic, Inc.	7,524
		Health Care Providers & Services — 1.4%
131		Aetna, Inc.	5,668
104		Caremark Rx, Inc.	5,922
1		McKesson Corp.	55
78		UnitedHealth Group, Inc.	4,211
72		WellPoint, Inc. (a)	5,635
			21,491
		Hotels, Restaurants & Leisure — 1.1%
266		Hilton Hotels Corp. (c)	9,280
1		Royal Caribbean Cruises Ltd.	26
116		Starwood Hotels & Resorts Worldwide, Inc. (c)	7,280
3		Yum! Brands, Inc.	175
			16,761
		Household Products — 2.6%
1		Clorox Co.	46
620		Procter & Gamble Co.	39,851
			39,897
		Industrial Conglomerates — 5.1%
85		3M Co.	6,617
1,747		General Electric Co.	64,990
214		Tyco International Ltd. (Bermuda)	6,516
			78,123
		Insurance — 4.6%
181		AMBAC Financial Group, Inc.	16,163
1		Assurant, Inc.	37
3		Berkshire Hathaway, Inc., Class B (a) (c)	10,591
156		Genworth Financial, Inc.	5,333
167		Hartford Financial Services Group, Inc.	15,538
1		Protective Life Corp.	25
363		RenaissanceRe Holdings Ltd. (Bermuda) (c)	21,790
			69,477
		Internet Software & Services — 1.8%
74		eBay, Inc. (a)	2,239
31		Google, Inc., Class A (a)	14,194
425		Yahoo!, Inc. (a) (c)	10,860
			27,293
		IT Services — 0.5%
1		Affiliated Computer Services, Inc., Class A (a)	68
84		Computer Sciences Corp. (a)	4,499
1		Infosys Technologies Ltd. ADR (India)	30
94		Sabre Holdings Corp., Class A	3,000
			7,597
		Machinery — 1.3%
75		AGCO Corp. (a) (c)	2,329
63		Danaher Corp. (c)	4,542
92		Deere & Co.	8,750
72		Joy Global, Inc. (c)	3,486
			19,107
		Media — 3.2%
187		CBS Corp., Class B	5,831
231		Comcast Corp., Class A (a) (c)	9,793
50		Gannett Co., Inc.	3,023
—	(h)	Idearc, Inc. (a)	3
677		News Corp., Class A	14,538
11		News Corp., Class B (c)	244
222		Time Warner, Inc.	4,840
112		Viacom, Inc., Class B (a)	4,586
179		Walt Disney Co.	6,139
			48,997
		Metals & Mining — 0.6%
152		Alcan, Inc. (Canada)	7,425
21		United States Steel Corp.	1,526
			8,951
		Multi-Utilities — 0.9%
132		DTE Energy Co. (c)	6,367
327		Xcel Energy, Inc. (c)	7,540
			13,907
		Multiline Retail — 0.6%
2		Family Dollar Stores, Inc.	61
1		Federated Department Stores, Inc.	36
1		J.C. Penney Co., Inc. (c)	80
125		Kohl’s Corp. (a)	8,526
—	(h)	Target Corp.	20
			8,723

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Oil, Gas & Consumable Fuels — 7.1%
284		Apache Corp.	18,880
2		ConocoPhillips	161
4		Denbury Resources, Inc. (a) (c)	104
124		Devon Energy Corp.	8,303
46		EOG Resources, Inc.	2,862
630		Exxon Mobil Corp.	48,248
1		Marathon Oil Corp.	131
523		Occidental Petroleum Corp.	25,548
92		XTO Energy, Inc. (c)	4,322
			108,559
		Personal Products — 0.4%
193		Avon Products, Inc.	6,379
		Pharmaceuticals — 6.7%
525		Abbott Laboratories	25,595
47		Eli Lilly & Co.	2,441
111		Johnson & Johnson	7,322
404		Merck & Co., Inc.	17,636
861		Schering-Plough Corp.	20,344
74		Sepracor, Inc. (a) (c)	4,551
458		Wyeth	23,335
			101,224
		Real Estate Investment Trusts (REITs) — 0.8%
124		Apartment Investment & Management Co. (c)	6,928
180		Host Hotels & Resorts, Inc. (c)	4,424
4		Sunstone Hotel Investors, Inc. (c)	102
1		Vornado Realty Trust	61
			11,515
		Road & Rail — 1.9%
100		CSX Corp.	3,429
494		Norfolk Southern Corp.	24,841
			28,270
		Semiconductors & Semiconductor Equipment — 2.1%
251		Altera Corp. (a) (c)	4,944
4		Intersil Corp., Class A	84
58		KLA-Tencor Corp.	2,867
529		Linear Technology Corp. (c)	16,028
1		Marvell Technology Group Ltd. (Bermuda) (a)	22
363		Xilinx, Inc. (c)	8,654
			32,599
		Software — 3.5%
1,492		Microsoft Corp.	44,547
469		Oracle Corp. (a)	8,044
1		Salesforce.com, Inc. (a)	19
			52,610
		Specialty Retail — 2.5%
125		Advance Auto Parts, Inc. (c)	4,458
2		Circuit City Stores, Inc.	39
1,259		Staples, Inc.	33,620
			38,117
		Thrifts & Mortgage Finance — 0.3%
1		Radian Group, Inc.	51
98		Washington Mutual, Inc. (c)	4,435
			4,486
		Tobacco — 2.6%
460		Altria Group, Inc.	39,455
		Trading Companies & Distributors — 0.0% (g)
—	(h)	WW Grainger, Inc.	29
		Wireless Telecommunication Services — 0.8%
135		Crown Castle International Corp. (a) (c)	4,355
403		Sprint Nextel Corp.	7,612
			11,967
		Total Common Stocks (Cost $1,149,135)	1,496,797
Short-Term Investment — 1.6%
		Investment Company — 1.6%
24,473		JPMorgan Prime Money Market Fund (b) (m) (Cost $24,473)	24,473

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.2%
	Certificates of Deposit — 0.6%
4,000	Barclays Capital Inc., New York, FRN, 5.33%, 06/06/07	4,000
1,000	Credit Industriel et Commercial, London, 5.35%, 01/26/07	1,000
990	Dexia Credit Local de France, 5.32%, 01/08/07	990
3,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	3,000
		8,990

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Corporate Notes — 2.0%
3,000	Alliance and Leicester plc, FRN, 5.36%, 01/29/08	3,000
4,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	4,000
2,500	Banque Federative du Credit Mutuel, FRN, 5.35%, 07/13/07	2,500
5,000	First Tennessee Bank, FRN, 5.34%, 01/29/08	5,000
4,000	Landsbanki Islands HF, FRN, 5.43%, 03/16/07	4,000
2,500	Macquarie Bank Ltd., FRN, 5.36%, 04/20/07	2,500
2,500	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	2,500
3,000	Morgan Stanley, Inc., FRN, 5.49%, 01/29/08	3,000
4,000	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	4,000
		30,500
	Repurchase Agreements — 1.5%
10,475	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,478, collateralized by U.S. Government Agency Mortgages	10,474
11,500	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $11,503, collateralized by U.S. Government Agency Mortgages	11,500
		21,974
	Time Deposit — 0.1%
2,000	Ulster Bank of Ireland Ltd, 5.33%, 01/31/07	2,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $63,464)	63,464
	Total Investments — 104.5% (Cost $1,237,072)	1,584,734
	Liabilities in Excess of Other Assets — (4.5)%	(67,554)
	NET ASSETS — 100.0%	$1,517,180

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (USD)
	Long Futures Outstanding
28	S&P 500 Index	March, 2007	$9,999	$37

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 121.9% (j)
	Common Stocks — 117.5%
	Aerospace & Defense — 2.9%
63	Goodrich Corp.	2,872
25	Honeywell International, Inc.	1,126
39	United Technologies Corp.	2,464
		6,462
	Auto Components — 2.9%
76	Johnson Controls, Inc.	6,523
	Beverages — 0.9%
14	Coca-Cola Co. (The)	693
22	PepsiCo, Inc.	1,397
		2,090
	Biotechnology — 2.9%
86	Amgen, Inc. (a)	5,847
20	MedImmune, Inc. (a)	659
		6,506
	Capital Markets — 5.7%
29	Bank of New York Co., Inc. (The)	1,143
6	Franklin Resources, Inc.	702
68	Morgan Stanley	5,527
57	State Street Corp.	3,829
101	TD AMERITRADE Holding Corp.	1,636
		12,837
	Chemicals — 3.0%
16	Dow Chemical Co. (The)	619
10	Monsanto Co.	519
69	Praxair, Inc.	4,107
27	Rohm & Haas Co.	1,404
		6,649
	Commercial Banks — 5.4%
25	Huntington Bancshares, Inc.	603
10	Marshall & Ilsley Corp.	477
21	SunTrust Banks, Inc.	1,747
34	U.S. Bancorp	1,227
53	Wachovia Corp.	2,999
139	Wells Fargo & Co.	4,935
		11,988
	Commercial Services & Supplies — 0.2%
12	Waste Management, Inc.	435
	Communications Equipment — 6.5%
207	Cisco Systems, Inc. (a)	5,654
180	Corning, Inc. (a)	3,374
29	Juniper Networks, Inc. (a)	540
125	Motorola, Inc.	2,571
63	QUALCOMM, Inc.	2,379
		14,518
	Computers & Peripherals — 4.1%
15	Apple Computer, Inc. (a)	1,304
35	Dell, Inc. (a)	870
70	EMC Corp. (a)	921
61	Hewlett-Packard Co.	2,519
28	International Business Machines Corp.	2,684
23	Seagate Technology (Cayman Islands)	616
41	Sun Microsystems, Inc. (a)	223
		9,137
	Consumer Finance — 0.6%
22	American Express Co.	1,330
	Diversified Financial Services — 6.0%
96	Bank of America Corp.	5,120
20	CIT Group, Inc.	1,135
129	Citigroup, Inc.	7,210
		13,465
	Diversified Telecommunication Services — 3.7%
71	AT&T, Inc.	2,550
21	BellSouth Corp.	969
20	Embarq Corp.	1,072
102	Verizon Communications, Inc.	3,796
		8,387
	Electric Utilities — 2.8%
72	Duke Energy Corp.	2,384
59	Edison International	2,685
46	Northeast Utilities	1,285
		6,354
	Energy Equipment & Services — 2.5%
16	Baker Hughes, Inc.	1,207
24	Nabors Industries Ltd. (Bermuda) (a)	700
52	Schlumberger Ltd.	3,275
11	Weatherford International Ltd. (a)	462
		5,644
	Food & Staples Retailing — 3.5%
15	CVS Corp.	472
12	Safeway, Inc.	410
85	SUPERVALU, Inc.	3,039
109	SYSCO Corp.	4,006
		7,927

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   37

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Food Products — 0.6%
12	General Mills, Inc.	697
12	Wm. Wrigley, Jr., Co.	599
		1,296
	Health Care Equipment & Supplies — 0.5%
22	Medtronic, Inc.	1,173
	Health Care Providers & Services — 1.5%
21	Aetna, Inc.	888
16	Caremark Rx, Inc.	930
12	UnitedHealth Group, Inc.	645
11	WellPoint, Inc. (a)	870
		3,333
	Hotels, Restaurants & Leisure — 1.2%
42	Hilton Hotels Corp.	1,459
18	Starwood Hotels & Resorts Worldwide, Inc.	1,133
		2,592
	Household Durables — 0.2%
14	Toll Brothers, Inc. (a)	447
	Household Products — 3.2%
110	Procter & Gamble Co.	7,083
	Industrial Conglomerates — 5.5%
14	3M Co.	1,052
274	General Electric Co.	10,189
34	Tyco International Ltd. (Bermuda)	1,025
		12,266
	Insurance — 5.1%
29	AMBAC Financial Group, Inc.	2,547
1	Berkshire Hathaway, Inc., Class B (a)	1,914
24	Genworth Financial, Inc.	829
30	Hartford Financial Services Group, Inc.	2,760
57	RenaissanceRe Holdings Ltd. (Bermuda)	3,440
		11,490
	Internet Software & Services — 1.9%
12	eBay, Inc. (a)	347
5	Google, Inc., Class A (a)	2,200
67	Yahoo!, Inc. (a)	1,701
		4,248
	IT Services — 0.8%
26	Computer Sciences Corp. (a)	1,375
14	Sabre Holdings Corp., Class A	438
		1,813
	Machinery — 1.3%
12	AGCO Corp. (a)	364
10	Danaher Corp.	695
15	Deere & Co.	1,379
12	Joy Global, Inc.	560
		2,998
	Media — 3.4%
29	CBS Corp., Class B	920
36	Comcast Corp., Class A (a)	1,518
8	Gannett Co., Inc.	469
108	News Corp., Class A	2,319
35	Time Warner, Inc.	755
18	Viacom, Inc., Class B (a)	730
28	Walt Disney Co.	952
		7,663
	Metals & Mining — 0.8%
33	Alcan, Inc. (Canada)	1,612
3	United States Steel Corp.	222
		1,834
	Multi-Utilities — 1.0%
21	DTE Energy Co.	996
52	Xcel Energy, Inc.	1,191
		2,187
	Multiline Retail — 0.6%
19	Kohl’s Corp. (a)	1,329
	Oil, Gas & Consumable Fuels — 8.6%
57	Apache Corp.	3,786
19	Devon Energy Corp.	1,275
7	EOG Resources, Inc.	457
99	Exxon Mobil Corp.	7,565
105	Occidental Petroleum Corp.	5,107
24	XTO Energy, Inc.	1,120
		19,310
	Paper & Forest Products — 0.5%
16	Weyerhaeuser Co.	1,095
	Personal Products — 0.5%
30	Avon Products, Inc.	1,003
	Pharmaceuticals — 6.5%
83	Abbott Laboratories	4,020
7	Eli Lilly & Co.	378
63	Merck & Co., Inc.	2,740
135	Schering-Plough Corp.	3,193
11	Sepracor, Inc. (a)	682
72	Wyeth	3,660
		14,673

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Real Estate Investment Trusts (REITs) — 4.0%
31	Apartment Investment & Management Co.	1,760
12	Archstone-Smith Trust	675
27	Brandywine Realty Trust	901
55	CBRE Realty Finance, Inc.	865
29	First Potomac Realty Trust (m)	856
14	Hospitality Properties Trust	675
29	Host Hotels & Resorts, Inc.	710
7	SL Green Realty Corp.	903
32	Sunstone Hotel Investors, Inc.	853
7	Vornado Realty Trust	863
		9,061
	Road & Rail — 2.0%
16	CSX Corp.	539
78	Norfolk Southern Corp.	3,898
		4,437
	Semiconductors & Semiconductor Equipment — 3.1%
40	Altera Corp. (a)	793
35	KLA-Tencor Corp.	1,725
83	Linear Technology Corp.	2,513
83	Xilinx, Inc.	1,977
		7,008
	Software — 3.7%
235	Microsoft Corp.	7,002
73	Oracle Corp. (a)	1,253
		8,255
	Specialty Retail — 3.1%
20	Advance Auto Parts, Inc.	700
232	Staples, Inc.	6,183
		6,883
	Thrifts & Mortgage Finance — 0.3%
16	Washington Mutual, Inc.	712
	Tobacco — 3.2%
82	Altria Group, Inc.	7,080
	Wireless Telecommunication Services — 0.8%
21	Crown Castle International Corp. (a)	688
63	Sprint Nextel Corp.	1,195
		1,883
	Total Common Stocks (Cost $247,080)	263,404
Short-Term Investment — 4.4%
	Investment Company — 4.4%
9,888	JPMorgan Prime Money Market Fund (b) (m) (Cost $9,888)	9,888
	Total Long Positions — 121.9% (Cost $256,968)	273,292
	Liabilities in Excess of Other Assets — (21.9)%	(49,032)
	NET ASSETS — 100.0%	$224,260
Short Positions — 19.9%
	Common Stocks — 19.9%
	Aerospace & Defense — 0.7%
26	Rockwell Collins, Inc.	1,627
	Beverages — 0.5%
26	Anheuser-Busch Cos., Inc.	1,279
	Capital Markets — 1.5%
7	Bear Stearns Cos., Inc.	1,074
5	Goldman Sachs Group, Inc.	1,057
15	Lehman Brothers Holdings, Inc.	1,153
		3,284
	Chemicals — 2.7%
30	Huntsman Corp. (a)	565
26	Lyondell Chemical Co.	655
74	Nova Chemicals Corp. (Canada)	2,053
21	PolyOne Corp. (a)	160
87	Westlake Chemical Corp.	2,727
		6,160
	Commercial Banks — 0.4%
16	Regions Financial Corp.	587
11	UMB Financial Corp.	391
		978
	Computers & Peripherals — 0.2%
27	Western Digital Corp. (a)	544
	Electric Utilities — 0.4%
16	Exelon Corp.	1,009
	Energy Equipment & Services — 0.3%
28	Patterson-UTI Energy, Inc.	655
	Food & Staples Retailing — 0.8%
12	Costco Wholesale Corp.	631
25	Whole Foods Market, Inc.	1,178
		1,809
	Food Products — 0.3%
16	Campbell Soup Co.	611

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   39

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Equipment & Supplies — 0.2%
10	Edwards Lifesciences Corp. (a)	470
	Household Durables — 0.6%
4	Beazer Homes USA, Inc.	205
5	KB Home	240
9	Meritage Homes Corp. (a)	447
9	Ryland Group, Inc.	481
		1,373
	Household Products — 0.3%
9	Kimberly-Clark Corp.	618
	Insurance — 0.7%
9	American International Group, Inc.	631
16	Brown & Brown, Inc.	437
10	Hilb, Rogal & Hobbs Co.	421
		1,489
	IT Services — 0.3%
24	Electronic Data Systems Corp.	650
	Metals & Mining — 0.6%
23	Freeport-McMoRan Copper & Gold, Inc., Class B	1,287
	Multi-Utilities — 0.4%
21	OGE Energy Corp.	840
	Oil, Gas & Consumable Fuels — 0.7%
14	Chesapeake Energy Corp.	392
15	ConocoPhillips	1,080
		1,472
	Paper & Forest Products — 0.7%
28	International Paper Co.	962
30	Louisiana-Pacific Corp.	647
		1,609
	Pharmaceuticals — 0.2%
18	Pfizer, Inc.	474
	Real Estate Investment Trusts (REITs) — 2.9%
40	DiamondRock Hospitality Co.	717
5	Essex Property Trust, Inc.	685
10	Federal Realty Investment Trust	876
31	Kimco Realty Corp.	1,393
50	New Plan Excel Realty Trust	1,385
14	Public Storage, Inc.	1,404
		6,460
	Road & Rail — 1.6%
88	Heartland Express, Inc.	1,322
83	Knight Transportation, Inc.	1,415
52	Werner Enterprises, Inc.	914
		3,651
	Semiconductors & Semiconductor Equipment — 1.5%
6	Lam Research Corp. (a)	314
19	Microchip Technology, Inc.	613
61	Micron Technology, Inc. (a)	845
44	Novellus Systems, Inc. (a)	1,511
		3,283
	Specialty Retail — 0.6%
13	American Eagle Outfitters, Inc.	412
22	Office Depot, Inc. (a)	835
		1,247
	Thrifts & Mortgage Finance — 0.8%
8	BankUnited Financial Corp., Class A	210
3	Downey Financial Corp.	225
3	FirstFed Financial Corp. (a)	228
13	Fremont General Corp.	202
39	Sovereign Bancorp, Inc.	995
		1,860
	Total Short Positions — 19.9% (Proceeds $44,745)	$44,739

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED DEPRECIATION (USD)
	Long Futures Outstanding
6	S&P 500 Index	March, 2007	$2,143	$(6)

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

JPMorgan Large Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)	—	Securities are pledged with a broker as collateral for short sales.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

ADR	—	American Depositary Receipt.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

USD	—	United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund	Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$590,789		$286,948		$605,777	$1,197,784
Investments in affiliates, at value	1,780		6,854		7,271	2,977
Total investment securities, at value	592,569		293,802		613,048	1,200,761
Cash	2,640		—	(b)	31	123
Receivables:
Investment securities sold	19,503		—		2,242	6,185
Fund shares sold	2		289		166	165
Interest and dividends	1,015		517		714	1,139
Prepaid expenses and other assets	—		1		—	6
Total Assets	615,729		294,609		616,201	1,208,379

LIABILITIES:
Payables:
Dividends	—		279		—	—
Investment securities purchased	19,131		—		5,148	—
Collateral for securities lending program	25,346		8,249		3,460	54,803
Fund shares redeemed	730		803		578	1,361
Variation margin on futures contracts	18		—		—	—
Accrued liabilities:
Investment advisory fees	122		97		205	494
Administration fees	22		23		48	95
Shareholder servicing fees	71		56		128	231
Distribution fees	—	(b)	53		140	143
Custodian and accounting fees	14		7		14	32
Trustees’ and Officers’ fees	4		5		35	4
Other	93		194		535	886
Total Liabilities	45,551		9,766		10,291	58,049
Net Assets	$570,178		$284,843		$605,910	$1,150,330

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
NET ASSETS:
Paid in capital	$793,279	$165,289	$453,151	$1,372,214
Accumulated undistributed (distributions in excess of) net investment income	38	(119)	(44)	(826)
Accumulated net realized gains (losses)	(387,880)	3,162	5,316	(541,158)
Net unrealized appreciation (depreciation)	164,741	116,511	147,487	320,100
Total Net Assets	$570,178	$284,843	$605,910	$1,150,330
Net Assets:
Class A	$1,269	$133,540	$569,043	$208,755
Class B	—	31,089	24,896	140,184
Class C	—	7,119	5,403	10,607
Select Class	254,179	113,095	6,568	787,798
Institutional Class	186,713	—	—	—
Ultra	128,017	—	—	2,986
Total	$570,178	$284,843	$605,910	$1,150,330

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	73	11,316	15,118	12,180
Class B	—	2,648	674	8,968
Class C	—	607	152	685
Select Class	14,702	9,503	170	46,557
Institutional Class	10,806	—	—	—
Ultra	7,408	—	—	176

Net Asset Value
Class A — Redemption price per share	$17.27	$11.80	$37.64	$17.14
Class B — Offering price per share (a)	—	11.74	36.94	15.63
Class C — Offering price per share (a)	—	11.74	35.57	15.50
Select Class — Offering and redemption price per share	17.29	11.90	38.83	16.92
Institutional Class — Offering and redemption price per share	17.28	—	—	—
Ultra — Offering and redemption price per share	17.28	—	—	16.98
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$18.23	$12.45	$39.73	$18.09

Cost of investments	$427,825	$177,291	$465,561	$880,661
Market value of securities on loan	24,239	8,118	3,378	53,437

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   43

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$1,028,238	$1,560,261	$263,404
Investments in affiliates, at value	23,454	24,473	9,888
Total investment securities, at value	1,051,692	1,584,734	273,292
Cash	150	418	—
Deposits with broker for futures contracts	—	900	225
Receivables:
Investment securities sold	433	2,268	—
Fund shares sold	899	1,941	2,101
Interest and dividends	1,445	2,499	430
Prepaid expenses and other assets	3	—	—
Total Assets	1,054,622	1,592,760	276,048

LIABILITIES:
Payables:
Due to custodian	—	—	6,273
Dividends for securities sold short			48
Investment securities purchased	—	8,706	482
Securities sold short, at value	—	—	44,739
Collateral for securities lending program	30,668	63,464	—
Fund shares redeemed	736	2,107	—
Variation margin on futures contracts	—	38	5
Accrued liabilities:
Investment advisory fees	342	495	98
Administration fees	83	117	17
Shareholder servicing fees	211	240	33
Distribution fees	23	52	1
Custodian and accounting fees	20	42	19
Trustees’ and Officers’ fees	3	13	—	(b)
Other	244	306	73
Total Liabilities	32,330	75,580	51,788
Net Assets	$1,022,292	$1,517,180	$224,260

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid in capital	$782,880	$1,161,592	$209,582
Accumulated undistributed (distributions in excess of) net investment income	(101)	(82)	61
Accumulated net realized gains (losses)	26,926	7,971	(1,707)
Net unrealized appreciation (depreciation)	212,587	347,699	16,324
Total Net Assets	$1,022,292	$1,517,180	$224,260

Net Assets:
Class A	$46,620	$141,279	$637
Class B	16,184	25,421	—
Class C	4,933	9,244	633
R Class	25,739	21,517	17,037
Select Class	921,511	1,065,375	205,953
Institutional Class	—	254,344	—
Ultra	7,305	—	—
Total	$1,022,292	$1,517,180	$224,260

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,688	12,463	33
Class B	941	2,265	—
Class C	288	824	33
R Class	1,498	1,899	901
Select Class	53,576	94,106	10,900
Institutional Class	—	22,456	—
Ultra	425	—	—

Net Asset Value
Class A — Redemption price per share	$17.34	$11.34	$18.91
Class B — Offering price per share (a)	17.19	11.22	—
Class C — Offering price per share (a)	17.14	11.22	18.83
R Class — Offering and redemption price per share	17.19	11.33	18.91
Select Class — Offering and redemption price per share	17.20	11.32	18.90
Institutional Class — Offering and redemption price per share	—	11.33	—
Ultra — Offering and redemption price per share	17.20	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$18.30	$11.97	$19.96

Cost of investments	$839,105	$1,237,072	$256,968
Market value of securities on loan	30,064	62,107	—
Proceeds from securities sold short	—	—	44,745

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   45

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund		Large Cap Growth Fund
INVESTMENT INCOME:
Dividend Income	$5,824	$4,446	$6,058		$5,677
Dividend income from affiliates (a)	260	91	309		221
Interest income	23	60	—		—
Income from securities lending (net)	19	76	40		29
Foreign taxes withheld	—	—	(11)		(24)
Total investment income	6,126	4,673	6,396		5,903

EXPENSES:
Investment advisory fees	768	583	1,172		2,948
Administration fees	310	147	295		595
Distribution fees
Class A	2	164	687		256
Class B	—	125	101		563
Class C	—	27	20		40
Shareholder servicing fees
Class A	2	164	687		256
Class B	—	42	33		188
Class C	—	9	7		13
Select Class	336	150	5		1,004
Institutional Class	106	—	—		—
Custodian and accounting fees	36	21	22		45
Interest expense	—	1	—	(b)	—
Professional fees	23	22	27		32
Trustees’ and Officers’ fees	4	2	4		8
Printing and mailing costs	27	22	56		88
Registration and filing fees	17	26	31		29
Transfer agent fees	26	169	491		724
Other	10	8	3		22
Total expenses	1,667	1,682	3,641		6,811
Less amounts waived	(144)	(29)	(1)		(106)
Less earnings credits	(2)	— (b)	—	(b)	— (b)
Less reimbursement for legal matters	—	(1)	—		(5)
Net expenses	1,521	1,652	3,640		6,700
Net investment income (loss)	4,605	3,021	2,756		(797)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	24,292	14,973	18,819		27,246
Futures	999	—	—		—
Net realized gain (loss)	25,291	14,973	18,819		27,246
Change in net unrealized appreciation (depreciation) of:
Investments	48,391	21,602	56,081		51,802
Futures	(78)	—	—		—
Change in net unrealized appreciation (depreciation)	48,313	21,602	56,081		51,802
Net realized/unrealized gains (losses)	73,604	36,575	74,900		79,048
Change in net assets resulting from operations	$78,209	$39,596	$77,656		$78,251

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Dividend income	$11,665	$13,775	$1,395
Dividend income from affiliates (a)	489	645	167
Interest income	—	42	—
Income from securities lending (net)	39	56	—
Foreign taxes withheld	(7)	(5)	(1)
Total investment income	12,186	14,513	1,561
EXPENSES:
Investment advisory fees	2,019	2,956	610
Administration fees	509	745	61
Distribution fees
Class A	56	176	1
Class B	59	101	—
Class C	18	35	2
Shareholder servicing fees
Class A	56	176	1
Class B	20	34	—
Class C	6	11	1
Select Class	1,145	1,320	135
Institutional Class	—	116	—
Class R	4	3	3
Custodian and accounting fees	45	69	54
Interest expense	—	1	— (b)
Professional fees	29	41	46
Trustees’ and Officers’ fees	8	11	1
Printing and mailing costs	40	172	11
Registration and filing fees	35	67	30
Transfer agent fees	155	402	28
Dividend expense on securities sold short	—	—	264
Other	18	13	2
Total expenses	4,222	6,449	1,250
Less amounts waived	(9)	(467)	(386)
Less earnings credits	— (b)	(1)	(1)
Less reimbursement for legal matters	(5)	(4)	—
Net Expenses	4,208	5,977	863
Net investment income (loss)	7,978	8,536	698
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	61,662	63,005	243
Futures	—	2,242	198
Securities sold short	—	—	(306)
Net realized gain (loss)	61,662	65,247	135
Change in net unrealized appreciation (depreciation) of:
Investments	70,564	112,818	16,411
Futures	—	75	(6)
Securities sold short	—	—	(303)
Change in net unrealized appreciation (depreciation)	70,564	112,893	16,102
Net realized/unrealized gains (losses)	132,226	178,140	16,237
Change in net assets resulting from operations	$140,204	$186,676	$16,935

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund			Equity Income Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,605	$4,126	$7,027	$3,021	$8,173
Net realized gain (loss)	25,291	21,484	30,849	14,973	60,765
Change in net unrealized appreciation (depreciation)	48,313	(15,073)	(17,105)	21,602	(38,516)
Change in net assets resulting from operations	78,209	10,537	20,771	39,596	30,422

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8)	(6)	(13)	(1,250)	(2,764)
From net realized gains	—	—	—	(19,045)	(31,523)
Class B
From net investment income	—	—	—	(228)	(804)
From net realized gains	—	—	—	(4,578)	(12,320)
Class C
From net investment income	—	—	—	(51)	(126)
From net realized gains	—	—	—	(1,058)	(2,014)
Select Class
From net investment income	(1,998)	(1,144)	(948)	(1,243)	(5,007)
From net realized gains	—			(16,142)	(59,860)
Institutional Class
From net investment income	(1,663)	(1,600)	(4,102)	—	—
Ultra
From net investment income	(1,106)	(1,171)	(1,987)	—	—
Total distributions to shareholders	(4,775)	(3,921)	(7,050)	(43,595)	(114,418)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(132,143)	95,317	(12,353)	(4,685)	(116,967)

NET ASSETS:
Change in net assets	(58,709)	101,933	1,368	(8,684)	(200,963)
Beginning of period	628,887	526,954	525,586	293,527	494,490
End of period	$570,178	$628,887	$526,954	$284,843	$293,527
Accumulated undistributed (distributions in excess of) net investment income	$38	$208	$39	$(119)	$(368)

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Growth and Income Fund			Large Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,756	$2,362	$4,002	$(797)	$(3,950)
Net realized gain (loss)	18,819	14,896	45,390	27,246	112,931
Change in net unrealized appreciation (depreciation)	56,081	4,356	(28,027)	51,802	(1,622)
Change in net assets resulting from operations	77,656	21,614	21,365	78,251	107,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,735)	(2,185)	(4,090)	—	—
From net realized gains	(25,605)	—	(6,945)	—	—
Class B
From net investment income	(64)	(50)	(97)	—	—
From net realized gains	(1,210)	—	(524)	—	—
Class C
From net investment income	(15)	(10)	(18)	—	—
From net realized gains	(266)	—	(76)	—	—
Select Class
From net investment income	(34)	(20)	(31)	—	—
From net realized gains	(239)	—	(44)	—	—
Total distributions to shareholders	(30,168)	(2,265)	(11,825)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,152)	(49,942)	(90,039)	(147,166)	(577,860)

NET ASSETS:
Change in net assets	45,336	(30,593)	(80,499)	(68,915)	(470,501)
Beginning of period	560,574	591,167	671,666	1,219,245	1,689,746
End of period	$605,910	$560,574	$591,167	$1,150,330	$1,219,245
Accumulated undistributed (distributions in excess of) net investment income	$(44)	$48	$(39)	$(826)	$(29)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)(c)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,978	$18,244	$8,536	$8,576	$15,472	$698	$159
Net realized gain (loss)	61,662	72,237	65,247	139,555	83,414	135	(293)
Change in net unrealized appreciation (depreciation)	70,564	11,716	112,893	(93,886)	(37,216)	16,102	222
Change in net assets resulting from operations	140,204	102,197	186,676	54,245	61,670	16,935	88

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(309)	(634)	(665)	(637)	(1,037)	— (e)	(1)
From net realized gains	(3,812)	(1,521)	(15,909)	—	(2,178)	(5)	—
Class B
From net investment income	(71)	(153)	(56)	(57)	(72)	—	—
From net realized gains	(1,327)	(618)	(2,970)	—	(512)	—	—
Class C
From net investment income	(21)	(45)	(20)	(19)	(22)	—	(1)
From net realized gains	(404)	(158)	(1,051)	—	(147)	(5)	—
R Class (d)
From net investment income	(163)	(51)	(94)	(17)	—	(71)	—
From net realized gains	(1,963)	—	(1,894)	—	—	(119)	—
Select Class
From net investment income	(7,345)	(17,183)	(6,312)	(6,541)	(12,383)	(730)	(12)
From net realized gains	(76,579)	(31,669)	(119,730)	—	(19,334)	(1,402)	—
Institutional Class
From net investment income	—	—	(1,625)	(1,444)	(2,081)	—	—
From net realized gains	—	—	(28,324)	—	(3,118)	—	—
Ultra
From net investment income	(98)	(359)	—	—	—	—	—
From net realized gains	(641)	(717)	—	—	—	—	—
Total distributions to shareholders	(92,733)	(53,108)	(178,650)	(8,715)	(40,884)	(2,332)	(14)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,826)	(330,887)	57,809	(340,474)	1,240,007	140,416	69,167

NET ASSETS:
Change in net assets	36,645	(281,798)	65,835	(294,944)	1,260,793	155,019	69,241
Beginning of period	985,647	1,267,445	1,451,345	1,746,289	485,496	69,241	—
End of period	$1,022,292	$985,647	$1,517,180	$1,451,345	$1,746,289	$224,260	$69,241
Accumulated undistributed (distributions in excess of) net investment income	$(101)	$(72)	$(82)	$154	$347	$61	$164

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was November 1, 2005.

(c)	The Fund changed its fiscal year end from October 31 to June 30.

(d)	Commencement of offering class of shares effective May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Disciplined Equity Fund			Equity Income Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$273	$324	$237	$13,347	$40,655
Dividends reinvested	7	6	13	19,069	31,547
Cost of shares redeemed	(300)	(157)	(1,128)	(20,093)	(41,827)
Redemption fees	—	— (b)	—	—
Change in net assets from Class A capital transactions	$(20)	$173	$(878)	$12,323	$30,375
Class B
Proceeds from shares issued	$—	$—	$—	$3,319	$6,886
Dividends reinvested	—		—	4,470	12,131
Cost of shares redeemed	—	—	—	(9,909)	(32,354)
Change in net assets from Class B capital transactions	$—	$—	$—	$(2,120)	$(13,337)
Class C
Proceeds from shares issued	$—	$—	$—	$1,004	$1,196
Dividends reinvested	—	—	—	934	1,966
Cost of shares redeemed	—	—	—	(1,037)	(2,702)
Change in net assets from Class C capital transactions	$—	$—	$—	$901	$460
Select Class
Proceeds from shares issued	$36,618	$192,327	$69,232	$21,517	$41,542
Dividends reinvested	316	297	606	6,135	26,331
Cost of shares redeemed	(69,491)	(28,846)	(60,696)	(43,441)	(202,338)
Redemption fees	—	1	—	—
Change in net assets from Select Class capital transactions	$(32,557)	$163,779	$9,142	$(15,789)	$(134,465)
Institutional Class
Proceeds from shares issued	$12,075	$16,784	$87,042	$—	—
Dividends reinvested	1,313	1,173	3,115	—	—
Cost of shares redeemed	(72,123)	(114,128)	(128,888)	—	—
Redemption fees	—	1	—	—	—
Change in net assets from Institutional Class capital transactions	$(58,735)	$(96,170)	$(38,731)	$—	$—
Ultra
Proceeds from shares issued	$4,591	$39,218	$6,307	$—	$—
Subscription in-kind (Note 10)	—	—	60,292	—	—
Dividends reinvested	1,106	1,171	1,987	—	—
Cost of shares redeemed	(46,528)	(12,855)	(50,472)	—	—
Redemption fees	—	1	—	—	—
Change in net assets from Ultra capital transactions	$(40,831)	$27,535	$18,114	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund			Large Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,493	$13,096	$28,180	$19,534	$45,814
Dividends reinvested	26,571	2,019	10,258	—	—
Cost of shares redeemed	(39,743)	(52,796)	(105,389)	(31,428)	(89,810)
Change in net assets from Class A capital transactions	$1,321	$(37,681)	$(66,951)	$(11,894)	$(43,996)
Class B
Proceeds from shares issued	$1,111	$1,339	$2,892	$2,678	$7,503
Dividends reinvested	1,174	44	566	—	—
Cost of shares redeemed	(8,292)	(12,745)	(28,287)	(33,218)	(78,910)
Change in net assets from Class B capital transactions	$(6,007)	$(11,362)	$(24,829)	$(30,540)	$(71,407)
Class C
Proceeds from shares issued	$342	$348	$523	$466	$1,974
Dividends reinvested	262	10	87	—	—
Cost of shares redeemed	(936)	(859)	(1,080)	(1,688)	(3,755)
Change in net assets from Class C capital transactions	$(332)	$(501)	$(470)	$(1,222)	$(1,781)
Select Class
Proceeds from shares issued	$3,239	$348	$3,325	$18,224	$105,940
Dividends reinvested	164	8	30	—	—
Cost of shares redeemed	(537)	(754)	(1,144)	(108,983)	(557,117)
Change in net assets from Select Class capital transactions	$2,866	$(398)	$2,211	$(90,759)	$(451,177)
Ultra (b)
Proceeds from shares issued	$—	$—	$—	$—	$— (c)
Cost of shares redeemed	—	—	—	(12,751)	(9,499)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(12,751)	$(9,499)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering class of shares effective February 22, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)(c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,442	$9,973	$6,861	$7,891	$23,164	$—	$500
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	136,622	—	—
Dividends reinvested	3,413	1,779	14,382	552	2,710	5	1
Cost of shares redeemed	(7,438)	(28,326)	(18,630)	(26,489)	(65,496)	—	—
Change in net assets from Class A capital transactions	$417	$(16,574)	$2,613	$(18,046)	$97,000	$5	$501
Class B
Proceeds from shares issued	$1,297	$1,691	$513	$802	$2,296	$—	$—
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	22,989	—	—
Dividends reinvested	1,301	748	2,591	48	498	—	—
Cost of shares redeemed	(2,580)	(11,162)	(6,389)	(8,334)	(15,621)	—	—
Change in net assets from Class B capital transactions	$18	$(8,723)	$(3,285)	$(7,484)	$10,162	$—	$—
Class C
Proceeds from shares issued	$325	$699	$240	$129	$1,621	$—	$500
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	7,589	—	—
Dividends reinvested	374	180	847	15	132	5	1
Cost of shares redeemed	(840)	(1,939)	(1,270)	(1,296)	(3,500)	—	—
Change in net assets from Class C capital transactions	$(141)	$(1,060)	$(183)	$(1,152)	$5,842	$5	$501
R Class (d)
Proceeds from shares issued	$14,190	$9,477	$16,531	$4,492	$—	$6,508	$8,487
Dividends reinvested	2,126	51	1,988	17	—	190	—
Cost of shares redeemed	(462)	—	(1,097)	(2)	—	—	—
Change in net assets from R Class capital transactions	$15,854	$9,528	$17,422	$4,507	$—	$6,698	$8,487
Select Class
Proceeds from shares issued	$43,943	$89,954	$47,320	$37,273	$114,929	$137,167	$64,809
Net assets acquired in tax free reorganization (Note 9)	—	—	—	—	1,460,091	—	—
Dividends reinvested	42,693	16,309	83,794	1,351	14,054	858	12
Cost of shares redeemed	(106,211)	(362,479)	(122,765)	(364,429)	(605,409)	(4,317)	(5,143)
Redemption in-kind (Note 10)	—	(46,061)	—	—	—	—	—
Change in net assets from Select Class capital transactions	$(19,575)	$(302,277)	$8,349	$(325,805)	$983,665	$133,708	$59,678
Institutional Class
Proceeds from shares issued	$—	$—	$47,700	$33,343	$201,825	$—	$—
Subscription in-kind (Note 10)	—	—	—	9,696	—	—	—
Dividends reinvested	—	—	10,837	422	1,535	—	—
Cost of shares redeemed	—	—	(25,644)	(35,955)	(60,022)	—	—
Change in net assets from Institutional capital transactions	$—	$—	$32,893	$7,506	$143,338	$—	$—
Ultra (e)
Proceeds from shares issued	$102	$30	$—	$—	$—	$—	$—
Cost of shares redeemed	(7,501)	(11,811)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(7,399)	$(11,781)	$—	$—	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Commencement of operations was November 1, 2005.

(d)	Commencement of offering class of shares effective May 15, 2006.

(e)	Commencement of offering class of shares effective February 22, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Equity Income Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	17	21	16	1,053	3,141
Reinvested	— (b)	— (b)	1	1,608	2,651
Redeemed	(18)	(10)	(79)	(1,566)	(3,170)
Change in Class A Shares	(1)	11	(62)	1,095	2,622
Class B
Issued	—	—	—	264	553
Reinvested	—	—	—	380	1,025
Redeemed	—	—	—	(784)	(2,447)
Change in Class B Shares	—	—	—	(140)	(869)
Class C
Issued	—	—	—	81	95
Reinvested	—	—	—	79	166
Redeemed	—	—	—	(82)	(217)
Change in Class C Shares	—	—	—	78	44
Select Class
Issued	2,308	12,446	4,750	1,729	3,304
Reinvested	19	19	41	514	2,211
Redeemed	(4,194)	(1,856)	(4,193)	(3,398)	(14,787)
Change in Select Class Shares	(1,867)	10,609	598	(1,155)	(9,272)
Institutional Class
Issued	753	1,081	5,987	—	—
Reinvested	79	76	210	—	—
Redeemed	(4,370)	(7,296)	(8,818)	—	—
Change in Institutional Class Shares	(3,538)	(6,139)	(2,621)	—	—
Ultra
Issued	283	2,490	427	—	—
Subscriptions in-kind (Note 10)	—	—	4,161	—	—
Reinvested	66	75	134	—	—
Redeemed	(2,961)	(818)	(3,402)	—	—
Change in Ultra Shares	(2,612)	1,747	1,320	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Growth and Income Fund			Large Cap Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	404	379	857	1,182	2,851
Reinvested	713	58	304	—	—
Redeemed	(1,089)	(1,532)	(3,192)	(1,924)	(5,640)
Change in Class A Shares	28	(1,095)	(2,031)	(742)	(2,789)
Class B
Issued	31	40	90	175	505
Reinvested	32	1	17	—	—
Redeemed	(233)	(375)	(876)	(2,225)	(5,393)
Change in Class B Shares	(170)	(334)	(769)	(2,050)	(4,888)
Class C
Issued	10	11	17	31	135
Reinvested	7	— (b)	3	—	—
Redeemed	(27)	(26)	(35)	(115)	(260)
Change in Class C Shares	(10)	(15)	(15)	(84)	(125)
Select Class
Issued	84	10	97	1,132	6,759
Reinvested	4	— (b)	1	—	—
Redeemed	(14)	(21)	(33)	(6,751)	(36,249)
Change in Select Class Shares	74	(11)	65	(5,619)	(29,490)
Ultra (c)
Issued	—	—	—	—	— (b)
Redeemed	—	—	—	(770)	(578)
Change in Ultra Shares	—	—	—	(770)	(578)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering class of shares effective February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund (b)(c)
	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)		Period Ended 6/30/2005
SHARE TRANSACTIONS:
Class A
Issued	254	614	591	699	2,143	—		33
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	12,622	—		—
Reinvested	196	110	1,257	49	243	—	(f)	—	(f)
Redeemed	(428)	(1,750)	(1,580)	(2,342)	(6,033)	—		—
Change in Class A Shares	22	(1,026)	268	(1,594)	8,975	—	(f)	33
Class B
Issued	75	105	44	71	214	—		—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	2,143	—		—
Reinvested	75	46	229	4	45	—		—
Redeemed	(149)	(694)	(554)	(743)	(1,458)	—		—
Change in Class B Shares	1	(543)	(281)	(668)	944	—		—
Class C
Issued	19	43	21	12	147	—		33
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	707	—		—
Reinvested	22	11	75	1	12	—	(f)	—	(f)
Redeemed	(49)	(120)	(110)	(116)	(327)	—		—
Change in Class C Shares	(8)	(66)	(14)	(103)	539	—	(f)	33
R Class (d)
Issued	809	590	1,408	406	—	366		525
Reinvested	123	3	174	1	—	10		—
Redeemed	(27)	—	(90)	— (f)	—	—		—
Change in Class R Shares	905	593	1,492	407	—	376		525
Select Class
Issued	2,561	5,596	4,068	3,316	10,658	7,490		3,914
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	135,084	—		—
Reinvested	2,469	1,015	7,334	119	1,260	45		1
Redeemed	(6,136)	(22,551)	(10,485)	(32,374)	(55,838)	(241)		(309)
Redemption in-kind (Note 10)	—	(2,841)	—	—	—	—		—
Change in Select Class Shares	(1,106)	(18,781)	917	(28,939)	91,164	7,294		3,606
Institutional Class
Issued	—	—	4,025	2,934	18,646	—		—
Subscription in-kind (Note 10)	—	—	—	863	—	—		—
Reinvested	—	—	948	37	139	—		—
Redeemed	—	—	(2,185)	(3,159)	(5,593)	—		—
Change in Institutional Class Shares	—	—	2,788	675	13,192	—		—
Ultra (e)
Issued	6	2	—	—	—	—		—
Redeemed	(414)	(726)	—	—	—	—		—
Change in Ultra Shares	(408)	(724)	—	—	—	—		—

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	The Fund changed its fiscal year end from October 31 to June 30.

(c)	Commencement of operations was November 1, 2005.

(d)	Commencement of offering class of shares effective May 15, 2006.

(e)	Commencement of offering class of shares effective February 22, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
Interest and dividend income received	$1,223
Operating expenses paid	(446)
Dividends on short positions paid	(227)
Deposits with broker for futures contracts	(110)
Purchases of long-term investments, (at cost)	(273,402)
Net (purchases)/sales of short-term investments	(9,585)
Proceeds from disposition of long-term investments and principal paydowns	107,900
Proceeds from securities sold short	79,493
Close-out of securities sold short	(47,900)
Net cash used for futures	187
Net cash used for operating activities	(142,867)
Cash flows provided by financing activities:
Proceeds from shares sold	141,574
Payment from shares redeemed	(4,317)
Bank overdraft	6,273
Cash distributions paid (excluding reinvestment of dividends of $55)	(1,274)
Net cash provided by financing activities	142,256
Net increase (decrease) in cash	(611)
Cash, beginning of period	611
Cash, end of period	$—
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$16,935
Increase in market value of investments	(190,704)
Increase in deposits with broker for futures contracts	(110)
Decrease in receivable for investments sold	1,750
Increase in dividend and interest receivable	(338)
Increase in net variation margin payable	5
Increase in market value of securities sold short	30,598
Decrease in payable for investments purchased	(1,195)
Increase in dividends payable for securities sold short	37
Increase in accrued expenses and other payables	155
Total adjustments	(159,802)
Net cash used for operating activities	$(142,867)

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	$15.33	$0.10	(g)	$1.94	$2.04	$(0.10)	$—	—		$(0.10)	—
January 1, 2006 through June 30, 2006 (d)	15.14	0.09	(g)	0.18	0.27	(0.08)	—	—		(0.08)	—	(h)
Year Ended December 31, 2005	14.78	0.13	(g)	0.36	0.49	(0.13)	—	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30	1.43	(0.15)	—	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99	3.04	(0.08)	—	—	(h)	(0.08)	—
Year Ended December 31, 2002	14.17	0.07	(g)	(3.62)	(3.55)	(0.08)	—	—		(0.08)	—
September 28, 2001 (e) through December 31, 2001	12.85	0.01	(g)	1.39	1.40	(0.08)	—	—		(0.08)	—

Equity Income Fund
Six Months Ended December 31, 2006 (Unaudited)	12.10	0.13	(g)	1.63	1.76	(0.12)	(1.94)	—		(2.06)	—
Year Ended June 30, 2006	15.57	0.27	(g)	0.79	1.06	(0.30)	(4.23)	—		(4.53)	—
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	—		(2.76)	—
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	—		(0.73)	—
Year Ended June 30, 2003	16.30	0.22		(0.82)	(0.60)	(0.22)	(0.48)	—		(0.70)	—
Year Ended June 30, 2002	19.36	0.20		(2.00)	(1.80)	(0.20)	(1.06)	—		(1.26)	—

Growth and Income Fund
Six Months Ended December 31, 2006 (Unaudited)	34.67	0.18	(g)	4.71	4.89	(0.18)	(1.74)	—		(1.92)	—
January 1, 2006 through June 30, 2006 (d)	33.55	0.15	(g)	1.11	1.26	(0.14)	—	—		(0.14)	—
Year Ended December 31, 2005	33.00	0.23	(g)	0.99	1.22	(0.24)	(0.43)	—		(0.67)	—
Year Ended December 31, 2004	29.18	0.25	(g)	3.81	4.06	(0.24)	—	—		(0.24)	—
Year Ended December 31, 2003	23.31	0.21	(g)	5.88	6.09	(0.22)	—	—		(0.22)	—
Year Ended December 31, 2002	28.83	0.21	(g)	(5.31)	(5.10)	(0.21)	(0.21)	—		(0.42)	—
November 1, 2001 through December 31, 2001 (f)	26.95	0.03		1.88	1.91	(0.03)	—	—		(0.03)	—
Year Ended October 31, 2001	40.71	0.19		(8.04)	(7.85)	(0.21)	(5.70)	—		(5.91)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(j)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers/ reimbursements and earnings credits		Portfolio turnover rate (b)
$ 17.27	13.36%	$1,269	0.85%	1.16%	0.90%		35%
15.33	1.78	1,141	0.85	1.14	0.95		34
15.14	3.33	957	0.87	0.87	1.04		44
14.78	10.64	1,847	0.95	1.01	1.67		49
13.50	28.96	2,000	0.95	0.74	2.31		77
10.54	(25.07)	2,000	0.95	0.60	2.23		74
14.17	10.93	2,000	0.95	0.42	11.02	(i)	33

11.80	14.58	133,540	1.18	2.02	1.19		11
12.10	7.94	123,680	1.19	2.05	1.21		21
15.57	11.18	118,328	1.12	1.93	1.25		68
16.60	15.93	89,123	1.24	1.36	1.36		15
15.00	(3.32)	86,098	1.24	1.58	1.37		17
16.30	(9.89)	95,276	1.24	1.12	1.36		17

37.64	14.24	589,043	1.22	0.97	1.22		20
34.67	3.76	523,111	1.26	0.85	1.30		16
33.55	3.72	543,010	1.24	0.68	1.24		41	(j)
33.00	13.98	601,100	1.30	0.84	1.41		44	(j)
29.18	26.27	610,000	1.30	0.83	1.45		37	(j)
23.31	(17.81)	615,000	1.30	0.81	1.44		70	(j)
28.83	7.09	876,000	1.30	0.62	1.30		0	(j)
26.95	(21.50)	833,000	1.30	0.59	1.32		12	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$16.03	$(0.02	)(i)	$1.13	$1.11	$—	$—	$—
Year Ended June 30, 2006	14.96	(0.06	)(i)	1.13	1.07	—	—	—
Year Ended June 30, 2005	14.82	0.01		0.16	0.17	(0.03)	—	(0.03)
Year Ended June 30, 2004	12.93	(0.04)		1.93	1.89	—	—	—
Year Ended June 30, 2003	12.62	(0.01)		0.32	0.31	—	—	—
Year Ended June 30, 2002	17.57	(0.06)		(4.89)	(4.95)	—	—	—

Large Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	16.55	0.12		2.32	2.44	(0.12)	(1.53)	(1.65)
Year Ended June 30, 2006	15.84	0.21	(i)	1.18	1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37	1.57	(0.20)		(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31	2.44	(0.13)	—	(0.13)
Year Ended June 30, 2003	12.87	0.10		(0.71)	(0.61)	(0.10)	—	(0.10)
Year Ended June 30, 2002	16.28	0.06		(3.25)	(3.19)	(0.05)	(0.17)	(0.22)

U.S. Equity Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	11.28	0.05	(i)	1.45	1.50	(0.05)	(1.39)	(1.44)
January 1, 2006 through June 30, 2006 (e)	10.99	0.05	(i)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(i)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(i)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(i)	2.41	2.45	(0.05)	—	(0.05)
Year Ended December 31, 2002	10.45	0.03		(2.84)	(2.81)	(0.03)	—	(0.03)
June 1, 2001 through December 31, 2001 (f)	11.16	0.02	(i)	(0.69)	(0.67)	(0.02)	(0.02)	(0.04)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2006 (Unaudited)	16.48	0.07	(i)	2.51	2.58	(0.01)	(0.14)	(0.15)
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.08	(i)	1.44	1.52	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from October 31 to June 30.

(i)	Calculated based upon average shares outstanding.

(j)	Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in the U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$17.14	6.92%	$208,755	1.24%	1.24%	(0.24)%	1.26%	1.26%	17%
16.03	7.15	207,103	1.24	1.24	(0.36)	1.30	1.30	49
14.96	1.14	234,983	1.24	1.24	0.12	1.34	1.34	112
14.82	14.62	262,069	1.24	1.24	(0.25)	1.36	1.36	46
12.93	2.46	242,656	1.24	1.24	(0.13)	1.48	1.48	60
12.62	(28.17)	247,732	1.22	1.22	(0.37)	1.42	1.42	69

17.34	14.76	46,620	1.06	1.06	1.35	1.07	1.07	35
16.55	8.93	44,110	1.08	1.08	1.31	1.11	1.11	72
15.84	10.87	58,488	1.08	1.08	1.29	1.21	1.21	112
14.47	20.14	64,318	1.18	1.18	1.01	1.29	1.29	32
12.16	(4.67)	37,205	1.22	1.22	0.87	1.33	1.33	85
12.87	(19.74)	39,546	1.23	1.23	0.43	1.34	1.34	126

11.34	13.42	141,279	1.05	1.05	0.91	1.11	1.11	53
11.28	3.10	137,548	1.05	1.05	0.81	1.12	1.12	85
10.99	2.11	151,595	1.04	1.04	0.69	1.07	1.07	83
10.99	10.50	52,893	1.05	1.05	0.80	1.46	1.46	82
10.01	32.32	50,000	1.05	1.05	0.50	1.54	1.54	101
7.61	(26.89)	29,000	1.05	1.05	0.30	1.44	1.44	83
10.45	(5.96)	54,000	1.05	1.05	0.30	1.44	1.44	48	(j)

18.91	15.68	637	1.68	1.25	0.80	2.35	1.92	73
16.48	10.13	551	1.50	1.24	0.71	4.82	4.55	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.05	$0.10	(f)	$1.62	$1.72	$(0.09)	$(1.94)	$(2.03)
Year Ended June 30, 2006	15.52	0.20	(f)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.12		(0.82)	(0.70)	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2002	19.37	0.06		(2.00)	(1.94)	(0.09)	(1.06)	(1.15)

Growth and Income Fund
Six Months Ended December 31, 2006 (Unaudited)	34.05	0.08	(f)	4.64	4.72	(0.09)	(1.74)	(1.83)
January 1, 2006 through June 30, 2006 (d)	32.95	0.06	(f)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(f)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(f)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(f)	5.78	5.86	(0.10)	—	(0.10)
Year Ended December 31, 2002	28.32	0.08	(f)	(5.21)	(5.13)	(0.07)	(0.21)	(0.28)
November 1, 2001 through December 31, 2001 (e)	26.48	0.01		1.83	1.84	—	—	—
Year Ended October 31, 2001	40.09	0.02		(7.89)	(7.87)	(0.04)	(5.70)	(5.74)

Large Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	14.65	(0.06	)(f)	1.04	0.98	—	—	—
Year Ended June 30, 2006	13.75	(0.13	)(f)	1.03	0.90	—	—	—
Year Ended June 30, 2005	13.69	(0.55)		0.61	0.06	— (g)	—	— (g)
Year Ended June 30, 2004	12.04	(0.15)		1.80	1.65	—	—	—
Year Ended June 30, 2003	11.83	(0.10)		0.31	0.21	—	—	—
Year Ended June 30, 2002	16.60	(0.18)		(4.59)	(4.77)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 11.74	14.29%	$31,089	1.68%	1.52%	1.69%	11%
12.05	7.43	33,589	1.70	1.51	1.70	21
15.52	10.40	56,778	1.79	1.23	1.87	68
16.57	15.09	69,716	1.99	0.62	2.01	15
14.98	(4.05)	79,963	1.99	0.84	2.02	17
16.28	(10.57)	105,010	1.99	0.38	2.01	17

36.94	13.98	24,896	1.72	0.45	1.72	20
34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(g)
32.41	13.38	63,113	1.80	0.32	1.91	44	(g)
28.67	25.66	76,000	1.80	0.32	2.00	37	(g)
22.91	(18.21)	85,000	1.80	0.30	1.95	70	(g)
28.32	6.95	180,000	1.80	0.12	1.80	0	(g)
26.48	(21.90)	185,000	1.80	0.10	1.82	12	(g)

15.63	6.69	140,184	1.76	(0.76)	1.76	17
14.65	6.55	161,461	1.78	(0.90)	1.80	49
13.75	0.46	218,707	1.91	(0.54)	1.95	112
13.69	13.70	300,533	1.99	(1.00)	2.01	46
12.04	1.78	324,321	1.99	(0.88)	2.13	60
11.83	(28.73)	386,175	1.97	(1.13)	2.07	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$16.42	$0.07		$2.31	$2.38	$(0.08)	$(1.53)	$(1.61)
Year Ended June 30, 2006	15.72	0.13	(g)	1.17	1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42	1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.78	0.01		(0.70)	(0.69)	(0.01)	—	(0.01)
Year Ended June 30, 2002	16.22	(0.05)		(3.22)	(3.27)	—	(0.17)	(0.17)

U.S. Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	11.18	0.02	(g)	1.43	1.45	(0.02)	(1.39)	(1.41)
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g)(h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	— (h)
Year Ended December 31, 2002	10.43	(0.04)		(2.81)	(2.85)	—	—	—
September 10, 2001 (e) through December 31, 2001 (f)	9.67	(0.01	)(g)	0.79	0.78	—	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.19	14.49%	$16,184	1.56%	0.85%	1.57%	35%
16.42	8.37	15,437	1.58	0.81	1.61	72
15.72	10.22	23,304	1.74	0.61	1.81	112
14.37	19.24	27,036	1.93	0.25	1.94	32
12.08	(5.36)	19,315	1.97	0.14	1.98	85
12.78	(20.32)	23,015	1.98	(0.33)	1.99	126

11.22	13.07	25,421	1.57	0.38	1.61	53
11.18	2.76	28,469	1.57	0.28	1.62	85
10.90	1.62	35,022	1.56	0.16	1.58	83
10.90	9.74	24,746	1.75	0.03	1.97	82
9.95	31.29	29,000	1.75	(0.20)	2.04	101
7.58	(27.31)	11,000	1.75	(0.40)	1.93	83
10.43	8.07	19,000	1.75	(0.40)	1.85	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Six Months Ended December 31, 2006 (Unaudited)	$12.04	$0.10	(f)	$1.63	$1.73	$(0.09)	$(1.94)	$(2.03)
Year Ended June 30, 2006	15.52	0.21	(f)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.11		(0.81)	(0.70)	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2002	19.36	0.07		(2.00)	(1.93)	(0.09)	(1.06)	(1.15)

Growth and Income Fund
Six Months Ended December 31, 2006 (Unaudited)	32.86	0.08	(f)	4.47	4.55	(0.10)	(1.74)	(1.84)
January 1, 2006 through June 30, 2006 (d)	31.81	0.06	(f)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(f)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(f)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(f)	5.59	5.67	(0.12)	—	(0.12)
Year Ended December 31, 2002	27.47	0.08	(f)	(5.06)	(4.98)	(0.09)	(0.21)	(0.30)
November 1, 2001 through December 31, 2001 (e)	25.68	0.01		1.78	1.79	—	—	—
Year Ended October 31, 2001	39.10	0.05		(7.70)	(7.65)	(0.07)	(5.70)	(5.77)

Large Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	14.53	(0.06	)(f)	1.03	0.97	—	—	—
Year Ended June 30, 2006	13.63	(0.13	)(f)	1.03	0.90	—	—	—
Year Ended June 30, 2005	13.57	(0.60)		0.66	0.06	— (g)	—	— (g)
Year Ended June 30, 2004	11.93	(0.14)		1.78	1.64	—	—	—
Year Ended June 30, 2003	11.73	(0.09)		0.29	0.20	—	—	—
Year Ended June 30, 2002	16.45	(0.17)		(4.55)	(4.72)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 11.74	14.40%	$7,119	1.68%	1.53%	1.69%	11%
12.04	7.36	6,369	1.70	1.54	1.71	21
15.52	10.40	7,532	1.74	1.33	1.80	68
16.57	15.12	4,244	1.99	0.59	2.01	15
14.98	(4.02)	2,639	1.99	0.82	2.02	17
16.28	(10.52)	1,645	1.99	0.34	2.01	17

35.57	13.98	5,403	1.72	0.46	1.72	20
32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(h)
31.33	13.38	6,027	1.80	0.34	1.91	44	(h)
27.74	25.64	6,000	1.80	0.32	2.00	37	(h)
22.19	(18.21)	5,000	1.80	0.31	1.94	70	(h)
27.47	6.97	7,000	1.80	0.12	1.80	0	(h)
25.68	(21.89)	7,000	1.80	0.09	1.82	12	(h)

15.50	6.68	10,607	1.76	(0.76)	1.76	17
14.53	6.60	11,163	1.78	(0.89)	1.81	49
13.63	0.45	12,179	1.92	(0.55)	1.95	112
13.57	13.75	20,271	1.99	(1.00)	2.01	46
11.93	1.71	20,715	1.99	(0.87)	2.13	60
11.73	(28.69)	22,237	1.97	(1.13)	2.07	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$16.37	$0.07		$2.31	$2.38	$(0.08)	$(1.53)	$(1.61)
Year Ended June 30, 2006	15.69	0.13	(h)	1.15	1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37	1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.76	0.02		(0.70)	(0.68)	(0.02)	—	(0.02)
Year Ended June 30, 2002	16.20	(0.04)		(3.23)	(3.27)	—	(0.17)	(0.17)

U.S. Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	11.18	0.02	(h)	1.44	1.46	(0.03)	(1.39)	(1.42)
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(h)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(h)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(h)(i)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(h)	2.39	2.37	— (i)	—	— (i)
Year Ended December 31, 2002	10.44	(0.05)		(2.81)	(2.86)	—	—	—
September 10, 2001 (e) through December 31, 2001 (f)	9.67	(0.01	)(h)	0.80	0.79	—	(0.02)	(0.02)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2006 (Unaudited)	16.44	0.03	(h)	2.50	2.53	—	(0.14)	(0.14)
November 1, 2005 (e) through June 30, 2006 (g)	15.00	0.02	(h)	1.44	1.46	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	The Fund changed its fiscal year end from October 31 to June 30.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$17.14	14.53%	$4,933	1.56%	1.56%	0.85%	1.57%	1.57%	35%
16.37	8.30	4,850	1.58	1.58	0.82	1.61	1.61	72
15.69	10.10	5,678	1.73	1.73	0.62	1.80	1.80	112
14.35	19.27	5,716	1.93	1.93	0.25	1.94	1.94	32
12.06	(5.33)	4,306	1.97	1.97	0.13	1.98	1.98	85
12.76	(20.35)	3,643	1.98	1.98	(0.33)	1.99	1.99	126

11.22	13.08	9,244	1.57	1.57	0.39	1.61	1.61	53
11.18	2.77	9,372	1.57	1.57	0.29	1.62	1.62	85
10.90	1.64	10,257	1.56	1.56	0.17	1.58	1.58	83
10.90	9.74	4,376	1.75	1.75	0.04	1.96	1.96	82
9.95	31.29	5,000	1.75	1.75	(0.20)	2.04	2.04	101
7.58	(27.37)	1,000	1.75	1.75	(0.42)	1.93	1.93	83
10.44	8.18	1,000	1.75	1.75	(0.39)	1.85	1.85	48

18.83	15.39	633	2.18	1.75	0.30	2.85	2.42	73
16.44	9.77	549	2.00	1.74	0.21	5.32	5.05	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	$16.41	$0.19		$2.28	$2.47	$(0.16)	$(1.53)	$(1.69)
May 15, 2006 (d) through June 30, 2006	16.65	0.04	(g)	(0.19)	(0.15)	(0.09)	—	(0.09)

U.S. Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	11.27	0.09	(g)	1.44	1.53	(0.08)	(1.39)	(1.47)
May 15, 2006 (d) through June 30, 2006 (e)	11.48	0.02	(g)	(0.19)	(0.17)	(0.04)	—	(0.04)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2006 (Unaudited)	16.50	0.12	(g)	2.51	2.63	(0.08)	(0.14)	(0.22)
May 15, 2006 (d) through June 30, 2006 (f)	16.68	0.02	(g)	(0.20)	(0.18)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earned credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$ 17.19	15.07%	$25,739	0.61%	0.61%	1.79%	0.61%	0.61%	35%
16.41	(0.92)	9,729	0.64	0.64	2.12	0.74	0.74	72

11.33	13.67	21,517	0.59	0.59	1.44	0.65	0.65	53
11.27	(1.47)	4,585	0.59	0.59	1.25	0.73	0.73	85

18.91	15.94	17,037	1.23	0.80	1.28	1.88	1.45	73
16.50	(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Disciplined Equity Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	$15.34	$0.11	(h)	$1.96	$2.07	$(0.12)	$—	$(0.12)	$—
January 1, 2006 through June 30, 2006 (e)	15.16	0.11	(h)	0.17	0.28	(0.10)	—	(0.10)	—	(i)
Year Ended December 31, 2005	14.80	0.17	(h)	0.36	0.53	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30	1.48	(0.19)	—	(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98	3.09	(0.13)	—	(0.13)	—
Year Ended December 31, 2002	14.19	0.10	(h)	(3.64)	(3.54)	(0.10)	—	(0.10)	—
June 1, 2001 through December 31, 2001 (f)	15.70	0.05	(h)	(1.44)	(1.39)	(0.12)	—	(0.12)	—

Equity Income Fund
Six Months Ended December 31, 2006 (Unaudited)	12.19	0.15	(h)	1.64	1.79	(0.14)	(1.94)	(2.08)	—
Year Ended June 30, 2006	15.65	0.32	(h)	0.79	1.11	(0.34)	(4.23)	(4.57)	—
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)	—
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)	—
Year Ended June 30, 2003	16.36	0.26		(0.82)	(0.56)	(0.26)	(0.48)	(0.74)	—
Year Ended June 30, 2002	19.42	0.25		(2.01)	(1.76)	(0.24)	(1.06)	(1.30)	—

Growth and Income Fund
Six Months Ended December 31, 2006 (Unaudited)	35.71	0.25	(h)	4.85	5.10	(0.24)	(1.74)	(1.98)	—
January 1, 2006 through June 30, 2006 (e)	34.55	0.22	(h)	1.14	1.36	(0.20)	—	(0.20)	—
Year Ended December 31, 2005	33.96	0.37	(h)	1.01	1.38	(0.36)	(0.43)	(0.79)	—
Year Ended December 31, 2004	30.02	0.40	(h)	3.90	4.30	(0.36)	—	(0.36)	—
Year Ended December 31, 2003	23.98	0.32	(h)	6.05	6.37	(0.33)	—	(0.33)	—
Year Ended December 31, 2002	29.64	0.32	(h)	(5.46)	(5.14)	(0.31)	(0.21)	(0.52)	—
November 1, 2001 through December 31, 2001 (g)	27.72	0.05		1.93	1.98	(0.06)	—	(0.06)	—
Year Ended October 31, 2001	40.99	0.14		(7.53)	(7.39)	(0.18)	(5.70)	(5.88)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	The Fund changed its fiscal year end from October 31 to December 31.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)Amount rounds to less than $1,000.

(k)	Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in the Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the Disciplined Equity Portfolio.

(l)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)		Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 17.29	13.55%	$254,179		0.60%	1.40%	0.65%	35%
15.34	1.85	254,182		0.60	1.42	0.70	34
15.16	3.61	90,359		0.60	1.17	0.68	44
14.80	11.03	79,342		0.63	1.37	0.78	49
13.51	29.45	78,000		0.67	1.02	0.80	77
10.55	(24.98)	65,000		0.73	0.77	0.84	74
14.19	(8.88)	132,000		0.72	0.56	0.77	33	(k)

11.90	14.72	113,095		0.89	2.31	0.94	11
12.19	8.28	129,889		0.89	2.30	0.94	21
15.65	11.46	311,852		0.87	2.15	0.95	68
16.67	16.22	326,818		0.99	1.61	1.01	15
15.06	(3.06)	294,638		0.99	1.84	1.02	17
16.36	(9.64)	332,490		0.99	1.39	1.01	17

38.83	14.43	6,568		0.90	1.30	0.97	20
35.71	3.95	3,415		0.90	1.24	1.05	16
34.55	4.08	3,692		0.90	1.09	1.06	41	(l)
33.96	14.42	1,426		0.90	1.27	2.31	44	(l)
30.02	26.78	1,000		0.90	1.22	1.00	37	(l)
23.98	(17.47)	—	(j)	0.90	1.16	1.56	70	(l)
29.64	7.13	3,000		0.90	1.02	3.34	0	(l)
27.72	(20.01)	3,000		0.89	0.93	2.07	12	(l)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$15.80	$—	(i)	$1.12	$1.12	$—	$—	$—
Year Ended June 30, 2006	14.71	(0.02	)(i)	1.11	1.09	—	—	—
Year Ended June 30, 2005	14.56	0.17		0.02	0.19	(0.04)	—	(0.04)
Year Ended June 30, 2004	12.67	—		1.89	1.89	—	—	—
Year Ended June 30, 2003	12.33	0.01		0.33	0.34	—	—	—
Year Ended June 30, 2002	17.12	(0.02)		(4.77)	(4.79)	—	—	—

Large Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	16.42	0.14		2.31	2.45	(0.14)	(1.53)	(1.67)
Year Ended June 30, 2006	15.73	0.25	(i)	1.17	1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36	1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30	2.47	(0.17)	—	(0.17)
Year Ended June 30, 2003	12.77	0.12		(0.71)	(0.59)	(0.12)	—	(0.12)
Year Ended June 30, 2002	16.16	0.09		(3.22)	(3.13)	(0.09)	(0.17)	(0.26)

U.S. Equity Fund (d)
Six Months Ended December 31, 2006 (Unaudited)	11.26	0.07	(j)	1.45	1.52	(0.07)	(1.39)	(1.46)
January 1, 2006 through June 30, 2006 (e)	10.98	0.06	(i)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(i)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(i)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(i)	2.39	2.46	(0.08)	—	(0.08)
Year Ended December 31, 2002	10.44	0.05		(2.83)	(2.78)	(0.05)	—	(0.05)
June 1, 2001 through December 31, 2001 (f)	11.21	0.03	(i)	(0.68)	(0.65)	(0.04)	(0.08)	(0.12)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2006 (Unaudited)	16.50	0.10	(j)	2.51	2.61	(0.07)	(0.14)	(0.21)
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.10	(i)	1.44	1.54	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from October 31 to June 30.

(i)	Calculated based upon average shares outstanding.

(j)	Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in the U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$16.92	7.09%	$787,798	0.99%	0.99%	0.01%	1.01%	1.01%	17%
15.80	7.41	824,532	0.99	0.99	(0.12)	1.05	1.05	49
14.71	1.31	1,201,449	0.99	0.99	0.43	1.03	1.03	112
14.56	14.92	1,702,190	0.99	0.99	0.00	1.01	1.01	46
12.67	2.76	1,453,774	0.99	0.99	0.13	1.13	1.13	60
12.33	(27.98)	1,540,526	0.97	0.97	(0.13)	1.07	1.07	69

17.20	14.95	921,511	0.81	0.81	1.60	0.82	0.82	35
16.42	9.16	897,848	0.83	0.83	1.57	0.86	0.86	72
15.73	11.19	1,155,483	0.82	0.82	1.54	0.90	0.90	112
14.36	20.52	1,462,956	0.93	0.93	1.24	0.95	0.95	32
12.06	(4.46)	1,176,240	0.97	0.97	1.14	0.98	0.98	85
12.77	(19.53)	1,161,684	0.98	0.98	0.67	0.99	0.99	126

11.32	13.57	1,065,375	0.79	0.79	1.17	0.86	0.86	53
11.26	3.14	1,049,744	0.79	0.79	1.07	0.87	0.87	85
10.98	2.45	1,340,801	0.78	0.78	0.95	0.81	0.81	83
10.97	10.80	339,811	0.79	0.79	1.04	0.90	0.90	82
9.99	32.42	312,000	0.79	0.79	0.76	0.92	0.92	101
7.61	(26.62)	225,000	0.79	0.79	0.57	0.92	0.92	83
10.44	(5.76)	348,000	0.79	0.79	0.44	0.85	0.85	48	(j)

18.90	15.81	205,953	1.43	1.00	1.13	2.06	1.63	73
16.50	10.30	59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	$15.33	$0.13	(g)	$1.96	$2.09	$(0.14	)(g)	$—	$—		$(0.14)	$—
January 1, 2006 through June 30, 2006 (d)	15.15	0.12	(g)	0.17	0.29	(0.11)		—	—		(0.11)	—	(h)
Year Ended December 31, 2005	14.78	0.19	(g)	0.37	0.56	(0.19)		—	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28	1.50	(0.21)		—	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92	3.10	(0.16)		—	—	(h)	(0.16)	—
Year Ended December 31, 2002	14.19	0.13	(g)	(3.63)	(3.50)	(0.14)		—	—		(0.14)	—
June 1, 2001 through December 31, 2001 (e)	15.65	0.07	(g)	(1.44)	(1.37)	(0.09)		—	—		(0.09)	—

U.S. Equity Fund (f)
Six Months Ended December 31, 2006 (Unaudited)	11.27	0.08	(g)	1.45	1.53	(0.08	)(g)	(1.39)	—		(1.47)	—
January 1, 2006 through June 30, 2006 (d)	10.98	0.07	(g)	0.29	0.36	(0.07)		—	—		(0.07)	—
Year Ended December 31, 2005	10.97	0.12	(g)	0.17	0.29	(0.12)		(0.16)	—		(0.28)	—
Year Ended December 31, 2004	9.99	0.12	(g)	0.97	1.09	(0.11)		—	—		(0.11)	—
Year Ended December 31, 2003	7.61	0.09	(g)	2.38	2.47	(0.09)		—	—		(0.09)	—
Year Ended December 31, 2002	10.44	0.06		(2.82)	(2.76)	(0.07)		—	—		(0.07)	—
June 1, 2001 through December 31, 2001 (e)	11.12	0.03	(g)	(0.66)	(0.63)	(0.03)		(0.02)	—		(0.05)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from May 31 to December 31.

(f)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in the Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Disciplined Equity Portfolio.

(j)	Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in the U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 17.28	13.64%	$186,713	0.45%	1.54%	0.50%	35%
15.33	1.89	219,916	0.45	1.54	0.54	34
15.15	3.84	310,294	0.45	1.31	0.52	44
14.78	11.23	341,641	0.45	1.52	0.60	49
13.49	29.60	418,000	0.45	1.24	0.60	77
10.55	(24.76)	924,000	0.45	1.09	0.65	74
14.19	(8.73)	1,162,000	0.45	0.86	0.60	33	(i)

11.33	13.65	254,344	0.64	1.33	0.71	53
11.27	3.31	221,627	0.64	1.22	0.72	85
10.98	2.62	208,614	0.64	1.12	0.67	83
10.97	10.96	63,670	0.64	1.20	0.74	82
9.99	32.63	76,000	0.64	0.91	0.76	101
7.61	(26.50)	79,000	0.64	0.74	0.77	83
10.44	(5.63)	90,000	0.65	0.55	0.70	48	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2006 (Unaudited)	$15.33	$0.13	(f)	$1.96	$2.09	$(0.14)	$—	$—		$(0.14)	$—
January 1, 2006 through June 30, 2006 (d)	15.15	0.12	(f)	0.18	0.30	(0.12)	—	—		(0.12)	—	(g)
Year Ended December 31, 2005	14.79	0.21	(f)	0.36	0.57	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30	1.52	(0.23)	—	—		(0.23)	—
March 24, 2003 (e) through December 31, 2003	10.77	0.12		2.75	2.87	(0.14)	—	—	(g)	(0.14)	—

Large Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	15.84	0.02	(f)	1.12	1.14	—	—	—		—	—
Year Ended June 30, 2006	14.71	0.01	(f)	1.12	1.13	—	—	—		—	—
February 22, 2005 (e) through June 30, 2005	14.42	0.01		0.30	0.31	(0.02)	—	—		(0.02)	—

Large Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	16.42	0.16		2.31	2.47	(0.16)	(1.53)	—		(1.69)	—
Year Ended June 30, 2006	15.73	0.29	(f)	1.17	1.46	(0.31)	(0.46)	—		(0.77)	—
February 22, 2005 (e) through June 30, 2005	15.59	0.10		0.16	0.26	(0.12)	—	—		(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 17.28	13.70%	$128,017	0.35%	1.62%	0.40%	35%
15.33	1.95	153,648	0.35	1.62	0.45	34
15.15	3.87	125,344	0.35	1.41	0.43	44
14.79	11.33	102,817	0.35	1.59	0.55	49
13.50	26.75	108,000	0.35	1.28	0.54	77

16.98	7.20	2,986	0.76	0.22	0.76	17
15.84	7.68	14,986	0.79	0.09	0.81	49
14.71	2.12	22,428	0.75	0.21	0.75	112

17.20	15.08	7,305	0.57	1.86	0.57	35
16.42	9.43	13,673	0.58	1.79	0.60	72
15.73	1.68	24,492	0.53	1.89	0.53	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies.

The following are seven separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes offered	Trust
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra	JPM I
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I
Large Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Large Cap Value Fund	Class A, Class B, Class C, R Class, Select Class and Ultra	JPM II
U.S. Equity Fund	Class A, Class B, Class C, R Class, Select Class and Institutional Class	JPM I
U.S. Large Cap Core Plus Fund	Class A, Class C, R Class and Select Class	JPM I

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

R Class Shares commenced operations on May 15, 2006 for the Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class, and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

80   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2006, the Disciplined Equity Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Short Sales — The U.S. Large Cap Core Plus Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the U.S. Large Cap Core Plus Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying statement of assets and liabilities. The U.S. Large Cap Core Plus Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. The U.S. Large Cap Core Plus Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except the U.S. Large Cap Core Plus Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. secu

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

rities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Disciplined Equity Fund	$8	$25,346	$24,239
Equity Income Fund	5	8,249	8,118
Growth and Income Fund	1	3,460	3,378
Large Cap Growth Fund	16	54,803	53,437
Large Cap Value Fund	16	30,668	30,064
U.S. Equity Fund	23	63,464	62,107

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except that dividends from net investment income of the Equity Income Fund are generally declared and paid monthly and U.S. Large Cap Core Plus Fund are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of

82   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

effectiveness. Management continues to evaluate the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the periods ended are as follows (amounts in thousands):

Disciplined Equity Fund	$9
Equity Income Fund	3
Growth and Income Fund	11
Large Cap Growth Fund	7
Large Cap Value Fund	16
U.S. Equity Fund	22
U.S. Large Cap Core Plus Fund	6

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Disciplined Equity Fund	0.25%	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%
Growth and Income Fund	0.25	0.75	0.75
Large Cap Growth Fund	0.25	0.75	0.75
Large Cap Value Fund	0.25	0.75	0.75
U.S. Equity Fund	0.25	0.75	0.75
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Disciplined Equity Fund	$6	$—
Equity Income Fund	168	27
Growth and Income Fund	101	13
Large Cap Growth Fund	101	69
Large Cap Value Fund	52	12
U.S. Equity Fund	22	22

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Equity Income Fund	0.25	0.25%	0.25%	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

84   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	0.75%	0.45%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	0.89	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	0.79%	0.99	n/a	0.59
U.S. Equity Fund	1.05	1.57	1.57	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.25	n/a	1.75	0.80	1.00	n/a	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages for the Funds in the table above are in place until at least October 31, 2007.

For the six months ended December 31, 2006, the Funds’ service providers waived fees and reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$115	$—	$115
Equity Income Fund	—	1	26	27
Growth and Income Fund	—	—	1	1
Large Cap Growth Fund	—	—	106	106
U.S. Equity Fund	120	86	242	448
U.S. Large Cap Core Plus Fund	339	15	30	384

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$29	$—	$29
Equity Income Fund	—	2	—	2
Large Cap Value Fund	—	—	9	9
U.S. Equity Fund	—	—	19	19
U.S. Large Cap Core Plus Fund	1	1	—	2

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended December 31, 2006, U.S. Equity Fund incurred less than $1,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$206,935	$306,486	$—	$—
Equity Income Fund	30,107	80,738	—	—
Growth and Income Fund	115,065	147,535	—	—
Large Cap Growth Fund	199,969	348,360	—	—
Large Cap Value Fund	344,695	454,397	—	—
U.S. Equity Fund	761,858	870,292	—	—
U.S. Large Cap Core Plus Fund	272,207	107,755	77,888	47,900

During the period ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$427,825	$165,684	$940	$164,744
Equity Income Fund	177,291	117,660	1,149	116,511
Growth and Income Fund	465,561	150,279	2,792	147,487
Large Cap Growth Fund	880,661	325,390	5,290	320,100
Large Cap Value Fund	839,105	215,883	3,296	212,587
U.S. Equity Fund	1,237,072	352,040	4,378	347,662
U.S. Large Cap Core Plus Fund	256,968	17,570	1,246	16,324

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have any outstanding borrowings from another fund or from the unsecured, uncommitted line of credit as of December 31, 2006. The average borrowings from another fund for the period ended December 31, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Equity Income Fund	626	12	1
Growth & Income Fund	1,115	2	—	(b)
U.S. Equity Fund	2,336	2	1

(b)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

86   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

9. Business Combinations

On August 19, 2004, The Board of Trustees of The JPMorgan Funds, and on August 12, 2004, The Board of Trustees of The One Group Mutual Funds, each approved management’s proposal to merge funds as follows:

TARGET FUND	ACQUIRING FUND
One Group Diversified Equity Fund	JPMorgan U.S. Equity Fund

After shareholder approval was obtained, the mergers were effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in The Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Diversified Equity Fund				$255,067
Class A	11,506	$136,622	$11.87
Class B	2,016	22,989	11.41
Class C	660	7,589	11.49
Select Class	122,504	1,460,091	11.92

Acquiring Fund
JPMorgan U.S. Equity Fund				98,209
Class A	4,847	52,454	10.82
Class B	2,175	23,342	10.73
Class C	395	4,232	10.73
Select Class	30,754	332,433	10.81
Institutional Class	5,874	63,502	10.81

Post Reorganization
JPMorgan U.S. Equity Fund				353,276
Class A	17,469	189,076	10.82
Class B	4,319	46,331	10.73
Class C	1,101	11,821	10.73
Select Class	165,838	1,792,524	10.81
Institutional Class	5,874	63,502	10.81

10. Transfers-In-Kind

For the period ended June 30, 2006, certain shareholders of the Funds redeemed/purchased Select and Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities/received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Large Cap Value Fund	1/9/06	$46,061	$2,646	Redemption in-kind
U.S. Equity Fund	2/28/06	9,696	n/a	Subscription in-kind

For the year ended December 31, 2005, certain shareholders of the Disciplined Equity Fund purchased Ultra Shares and the Fund received portfolio securities primarily by means of a subscription-in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred on the date and at the market value listed below (amounts in thousands):

	Date	Market Value	Type
Disciplined Equity Fund	3/21/05	$60,292	Subscription in-kind

88   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   89

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

90   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   91

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

92   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,133.60	$4.57	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,135.50	3.23	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Institutional Class
Actual	1,000.00	1,136.40	2.42	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Ultra
Actual	1,000.00	1,137.00	1.89	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

Equity Income Fund
Class A
Actual	1,000.00	1,145.80	6.38	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class B
Actual	1,000.00	1,142.90	9.07	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class C
Actual	1,000.00	1,144.00	9.08	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   93

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,147.20	$4.82	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89

Growth and Income Fund
Class A
Actual	1,000.00	1,142.40	6.59	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class B
Actual	1,000.00	1,139.80	9.28	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class C
Actual	1,000.00	1,139.80	9.28	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Select Class
Actual	1,000.00	1,144.30	4.86	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	1,069.20	6.47	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,066.90	9.17	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class C
Actual	1,000.00	1,067.50	9.17	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Select Class
Actual	1,000.00	1,070.90	5.17	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	1,072.00	3.97	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Large Cap Value Fund
Class A
Actual	1,000.00	1,147.60	5.74	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
Class B
Actual	1,000.00	1,144.90	8.44	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class C
Actual	1,000.00	1,145.30	8.44	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
R Class
Actual	1,000.00	1,150.70	3.31	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Select Class
Actual	1,000.00	1,149.50	4.39	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81

94   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Ultra
Actual	$1,000.00	$1,150.80	$3.09	0.57%
Hypothetical	1,000.00	1,022.33	2.91	0.57

U.S. Equity Fund
Class A
Actual	1,000.00	1,134.20	5.65	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class B
Actual	1,000.00	1,130.70	8.43	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class C
Actual	1,000.00	1,130.80	8.43	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
R Class
Actual	1,000.00	1,136.70	3.18	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Select Class
Actual	1,000.00	1,135.70	4.25	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Institutional Class
Actual	1,000.00	1,135.50	3.44	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,156.80	9.13	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class C
Actual	1,000.00	1,153.90	11.84	2.18
Hypothetical	1,000.00	1,014.22	11.07	2.18
Class R
Actual	1,000.00	1,159.40	6.69	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Select Class
Actual	1,000.00	1,158.10	7.78	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

96   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Disciplined Equity Fund, Growth and Income Fund and U.S. Large Cap Core Plus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. For Funds which had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (continued)

provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Trustees also considered the special analysis by the independent consultant of the performance of Funds with greater than one year of performance history. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Disciplined Equity Fund’s performance in the fourth and second quintile for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees also noted that the Advisor had made changes to the investment resources and processes during the past twelve months. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the action being taken.

The Trustees noted the Equity Income Fund’s performance in second, fourth and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees also noted that the Advisor had made changes to the Fund’s investment resources and processes. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the action being taken.

The Trustees noted the Growth and Income Fund’s performance in the fourth, third and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees were satisfied with the Advisor’s analysis of the Fund strategy and investment processes. The Trustees requested the Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Large Cap Growth Fund’s performance in the third quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Large Cap Value Fund’s performance in the fourth, second and fifth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees also noted that the Advisor had made a change to the Fund’s portfolio management team within the past twelve months. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the action being taken.

The Trustees noted the U.S. Equity Fund’s performance in the fourth, first and second quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees also noted that the Advisor had made a change to the portfolio management team during the past twelve months. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the action being taken.

The Trustees noted that the prospects for acceptable performance of the U.S. Large Cap Core Plus Fund appeared strong based on both the team and investment approach proposed for the U.S. Large Cap Core Plus Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Disciplined Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Equity Income Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the actual total expenses were in the third quintile of its Universe Group.

The Trustees noted that the Growth and Income Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Large Cap Growth Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Large Cap Value Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

98   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2006

The Trustees noted that the U.S. Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN LARGE CAP FUNDS   99

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-LCE-1206

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Intrepid

Funds

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Long/Short Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Long/Short Fund	6
JPMorgan Intrepid Mid Cap Fund	8
JPMorgan Intrepid Multi Cap Fund	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	40
Financial Highlights	56
Notes to Financial Statements	70
Trustees	78
Officers	80
Schedule of Shareholder Expenses	82
Board Approval of Investment Advisory Agreements	85

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Intrepid Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$5,312,135
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth, returned 11.38% (Select Class Shares) over the six months ended December 31, 2006, compared to the 12.36% return for the Russell 1000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to stock selection in the financial and utilities sectors. The positive impact that our value factors contributed to relative performance were more than offset by a breakdown in momentum. More specifically many of the stocks held for their positive longer term trends which contributed to performance in the first half of the year lost their luster in the second half of the year. Performance in the financial sector was negatively impacted by consumer finance companies and real estate investment trusts (REITs). Consumer finance companies hindered results as the deterioration in home prices fueled fears of increasing consumer default rates. In addition, the utility sector was negatively impacted by poor stock selection.

The Fund’s performance was positively impacted by the materials and consumer discretionary sectors. Performance in the materials sector was aided by strong stock selection in the metals and mining industry, as shares of these companies benefited from the rally of copper prices, coupled with speculation about increased merger-and-acquisition (M&A) activity in the industry. In the consumer discretionary sector, our factors correctly drove stock selection in consumer services and media.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid America Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing cheap stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process. The Intrepid America Fund seeks to capitalize on these persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	4.3%
2.	Bank of America Corp.	2.6
3.	Pfizer, Inc.	2.2
4.	Altria Group, Inc.	2.0
5.	International Business Machines Corp.	1.9
6.	Hewlett-Packard Co.	1.8
7.	AT&T, Inc.	1.7
8.	Goldman Sachs Group, Inc.	1.7
9.	Morgan Stanley	1.6
10.	Merck & Co., Inc.	1.6

PORTFOLIO COMPOSITION**

Financials	22.9%
Information Technology	14.9
Health Care	11.8
Consumer Discretionary	11.6
Industrials	10.4
Energy	9.2
Consumer Staples	8.2
Utilities	4.1
Materials	3.2
Telecommunication Services	3.2
Short-Term Investment	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		15.76%	12.46%	19.84%
With Sales Charge*		9.70	10.45	18.17
CLASS C SHARES	02/19/05
Without CDSC		15.14	12.09	19.53
With CDSC**		14.14	12.09	19.53
R CLASS SHARES	05/15/06	16.19	12.67	20.01
SELECT CLASS SHARES	02/28/03	16.06	12.62	19.98

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, Russell 1000 Index, and Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index, which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$1,511,344
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth, returned 8.38% (Select Class Shares) over the six months ended December 31, 2006, compared to the 10.10% return for the Russell 1000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to stock selection in the consumer staples and information technology sectors. The positive impact that our value factors contributed to relative performance were more than offset by a breakdown in momentum. More specifically many of the stocks held for their positive longer term trends which contributed to performance in the first half of the year lost their luster in the second half of the year. Performance in the consumer staples sector was hurt by stock selection in the food, beverage and tobacco industry. In addition, as the decline of crude oil prices negatively impacted ethanol prices, analysts lowered their earnings outlook for ethanol producers. In the information technology sector, our factors incorrectly drove stock selection among software and services companies as a fundamental shift in momentum led us to poor performing securities.

The Fund’s performance was positively impacted by the materials and telecommunication service sectors. Performance in the materials sector was aided by strong stock selection in the metals and mining industry, as shares of these companies benefited from the rally of copper prices throughout the period. In the telecommunication service sector, results benefited from speculation about increased merger-and-acquisition (M&A) activity.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Growth Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing cheap stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process. The Intrepid Growth Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Cisco Systems, Inc.	3.5%
2.	Google, Inc., Class A	2.4
3.	Hewlett-Packard Co.	2.2
4.	Boeing Co.	2.1
5.	Goldman Sachs Group, Inc.	2.0
6.	Oracle Corp.	2.0
7.	Wyeth	1.8
8.	Schering-Plough Corp.	1.7
9.	DIRECTV Group, Inc. (The)	1.7
10.	Lockheed Martin Corp.	1.6

PORTFOLIO COMPOSITION**

Information Technology	25.4%
Health Care	16.5
Industrials	14.7
Consumer Discretionary	13.8
Financials	9.3
Consumer Staples	8.6
Energy	4.0
Materials	2.8
Utilities	1.4
Telecommunication Services	1.1
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		9.15%	9.38%	16.23%
With Sales Charge*		3.40	7.43	14.61
CLASS C SHARES	02/19/05
Without CDSC		8.47	9.00	15.91
With CDSC**		7.47	9.00	15.91
R CLASS SHARES
Without CDSC	05/15/06	9.45	9.56	16.38
SELECT CLASS SHARES	02/28/03	9.38	9.54	16.36

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with the higher price to book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   5

JPMorgan Intrepid Long/Short Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$62,194
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Long/Short Fund, which seeks to provide long-term capital appreciation, returned 8.81% (Select Class Shares) over the six months ended December 31, 2006, compared to the 12.36% return for the Russell 1000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period as the positive impact that our value factors contributed to relative performance were more than offset by a breakdown in momentum. More specifically, many of the stocks held for their positive longer term trends which contributed to performance in the first half of the year lost their luster in the second half.

During the period, performance was positively impacted by stock selection in our short positions, yet negated by poor stock selection in our long positions. At the sector level, the energy and information technology sectors were the top detractors in our long positions. Crude oil prices declined during the period, due to slowing demand and swelling supplies. Within information technology, stock selection among software and services companies was negative resulting from a fundamental shift in momentum. While stock selection was weak in the energy and information technology sectors on the long side of the portfolio, it proved positive in both sectors on the short side of the portfolio. The positive impact from the information technology sector was driven by our short positions in the technology hardware and equipment industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Long/Short Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing cheap stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. The portfolio management team takes long positions in securities believed to offer attractive return potential and sell short securities they believe will underperform.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process. The Intrepid Long/Short Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	AT&T, Inc.	1.7%
2.	Cisco Systems, Inc.	1.6
3.	International Business Machines Corp.	1.5
4.	Hewlett-Packard Co.	1.5
5.	Morgan Stanley	1.4
6.	Lehman Brothers Holdings, Inc.	1.4
7.	Bear Stearns Cos., Inc. (The)	1.3
8.	McDonald’s Corp.	1.3
9.	Goldman Sachs Group, Inc.	1.3
10.	DIRECTV Group, Inc. (The)	1.2

LONG POSITIONS PORTFOLIO COMPOSITION**

Financials	27.4%
Information Technology	22.7
Consumer Discretionary	18.4
Health Care	15.5
Industrials	13.4
Energy	12.6
Consumer Staples	10.1
Materials	6.8
Telecommunication Services	5.0
Utilities	5.0
Short-Term Investment	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	Weyerhaeuser Co.	0.7%
2.	Newmont Mining Corp.	0.6
3.	EMC Corp.	0.6
4.	Lowe’s Cos., Inc.	0.6
5.	Yahoo!, Inc.	0.6
6.	QUALCOMM, Inc.	0.6
7.	Broadcom Corp., Class A	0.6
8.	Marsh & McLennan Cos., Inc.	0.6
9.	Amazon.com, Inc.	0.4
10.	Alcoa, Inc.	0.4

SHORT POSITIONS PORTFOLIO COMPOSITIONˆ

Consumer Discretionary	7.6%
Information Technology	7.6
Financials	4.4
Health Care	3.8
Energy	3.6
Materials	3.5
Industrials	2.7
Telecommunication Services	1.6
Consumer Staples	1.5
Utilities	0.9

ˆ	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASSs	SINCE INCEPTION
JPMORGAN INTREPID LONG/SHORT FUND
CLASS A SHARES	01/31/06
Without Sales Charge		9.73%
With Sales Charge*		3.98
CLASS C SHARES	01/31/06
Without CDSC		9.20
With CDSC**		8.20
SELECT CLASS SHARES	01/31/06	9.97

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Long/Short Fund, Russell 1000 Index and Lipper Long/Short Equity Funds Average from January 31, 2006 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge.

The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index, which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1983
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$923,114
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations, returned 7.28% (Select Class Shares) over the six months ended December 31, 2006, compared to the 9.94% return for the Russell Midcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to stock selection in the healthcare and consumer discretionary sectors. The positive impact that our value factors contributed to relative performance were more than offset by a breakdown in momentum. More specifically many of the stocks held for their positive longer term trends which contributed to performance in the first half of the year lost their luster in the second half of the year. Performance in the healthcare sector was hindered by stock selection among pharmaceutical companies and healthcare providers, in particular, the Fund’s results were hurt by a drug company that was ordered to settle litigation for a patent suit. In the consumer discretionary sector, our factors incorrectly drove stock selection in the consumer services industry.

Despite the Fund’s relative return, performance was positively impacted by the information technology and telecommunication service sectors. In the information technology sector, our factors correctly drove stock selection in the semiconductor industry. The industry experienced record worldwide sales due to increased spending on memory chips that are used in computers, hand-held music players and digital cameras. Performance in the telecommunication services sector was aided by speculation about increased merger-and-acquisition (M&A) activity.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Mid Cap Fund is based behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing cheap stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process. The Intrepid Mid Cap Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	J.C. Penney Co., Inc.	1.0%
2.	Thermo Fisher Scientific, Inc.	1.0
3.	American Electric Power Co., Inc.	1.0
4.	PACCAR, Inc.	0.9
5.	Forest Laboratories, Inc.	0.9
6.	Kroger Co. (The)	0.9
7.	ConAgra Foods, Inc.	0.9
8.	Harley-Davidson, Inc.	0.9
9.	Sempra Energy	0.9
10.	Xerox Corp.	0.9

PORTFOLIO COMPOSITION**

Financials	20.0%
Consumer Discretionary	17.9
Information Technology	13.4
Industrials	11.5
Health Care	9.4
Utilities	8.4
Energy	6.0
Consumer Staples	5.8
Materials	5.1
Telecommunication Services	1.9
Short-Term Investment	0.5
Investments of Cash Collateral for Securities on Loan	13.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	05/01/92
Without Sales Charge		13.60%	10.13%	10.52%
With Sales Charge*		7.62	8.95	9.93
CLASS B SHARES	09/23/96
Without CDSC		12.93	9.36	9.93
With CDSC**		7.93	9.08	9.93
CLASS C SHARES	03/22/99
Without CDSC		12.93	9.36	9.75
With CDSC***		11.93	9.36	9.75
SELECT CLASS SHARES	12/31/83	13.88	10.39	10.80
ULTRA SHARES	02/22/05	14.11	10.46	10.84

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 1991.

The returns for the Fund prior to March 22, 1999 (offering date of the Select Class Shares) reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Returns for Class C and Ultra Shares prior to their inception date are based on the performance of the Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$24,393
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation, returned 11.10% (Select Class Shares) over the six months ended December 31, 2006, compared to the 12.09% return for the Russell 3000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to stock selection in the financial and energy sectors. The positive impact that our value factors contributed to relative performance were more than offset by a breakdown in momentum. More specifically many of the stocks held for their positive longer term trends which contributed to performance in the first half of the year lost their luster in the second half of the year. Within the financial sector, poor stock selection coupled with not holding securities in the capital markets industry detracted from results. The energy sector negatively impacted performance as crude oil prices continued to decline, driven by slowing demand and swelling supplies.

During the period, performance was positively impacted by the industrial and information technology sectors. Performance in the industrial sector was aided by strong stock selection in the transportation industry, as shares of airlines benefited from speculation about widespread industry consolidation coupled with the decline of crude oil prices. In the information technology sector, results benefited from stock selection in the technology hardware and equipment industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Multi Cap Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing cheap stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process. The Intrepid Multi Cap Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	International Business Machines Corp.	1.7%
2.	Hewlett-Packard Co.	1.7
3.	Exxon Mobil Corp.	1.5
4.	Wyeth	1.4
5.	Oracle Corp.	1.4
6.	Lockheed Martin Corp.	1.4
7.	Marathon Oil Corp.	1.4
8.	Merck & Co., Inc.	1.4
9.	Pfizer, Inc.	1.3
10.	Cisco Systems, Inc.	1.3

PORTFOLIO COMPOSITION**

Financials	22.2%
Information Technology	15.1
Health Care	11.6
Consumer Discretionary	11.4
Industrials	10.8
Energy	8.2
Consumer Staples	7.6
Utilities	3.8
Telecommunication Services	3.5
Materials	3.4
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		15.70%	12.61%	19.84%
With Sales Charge*		9.65	10.61	18.17
CLASS C SHARES	02/19/05
Without CDSC		15.08	12.25	19.54
With CDSC**		14.08	12.25	19.54
SELECT CLASS SHARES	02/28/03	15.97	12.77	19.98

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, Russell 3000 Index, and Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index, which measures the performance of the 3000 largest U.S. companies (on the basis of capitalization). The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the strategy of the Fund changed. Therefore, the performance shown prior to April 10, 2006 may not be a true indication of how the Fund may perform going forward.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$201,814
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation, returned 13.13% (Select Class Shares) over the six months ended December 31, 2006, compared to the 14.72% return for the Russell 1000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to stock selection in the energy and financial sectors. The positive impact that our value factors contributed to relative performance were more than offset by a breakdown in momentum. More specifically many of the stocks held for their positive longer term trends which contributed to performance in the first half of the year lost their luster in the second half of the year. The energy sector negatively impacted performance on the continuing decline of crude oil prices driven by slowing demand and swelling supplies. In the financial sector, our factors incorrectly drove stock selection among consumer finance and mortgage companies as the deterioration in home prices fueled fears of increasing consumer default rates.

Despite the Fund’s relative return, results were positively impacted by the materials and telecommunication service sectors. Performance in the materials sector was aided by strong stock selection in the metals and mining industry. Shares of metals and mining companies gained from the rally of copper prices throughout the period. In the telecommunication services sector, our return benefited from speculation about increased merger-and-acquisition (M&A) activity.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Value Fund is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing cheap stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process. The Intrepid Value Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	5.7%
2.	Bank of America Corp.	4.5
3.	Pfizer, Inc.	3.5
4.	AT&T, Inc.	2.8
5.	Chevron Corp.	2.6
6.	Morgan Stanley	2.2
7.	Citigroup, Inc.	1.9
8.	Merck & Co., Inc.	1.8
9.	Walt Disney Co.	1.8
10.	Hewlett-Packard Co.	1.7

PORTFOLIO COMPOSITION**

Financials	35.0%
Energy	13.7
Consumer Discretionary	8.3
Health Care	6.9
Consumer Staples	6.6
Industrials	6.6
Utilities	6.2
Telecommunication Services	5.7
Materials	3.8
Information Technology	3.7
Short-Term Investment	4.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		22.64%	16.56%	22.99%
With Sales Charge*		16.21	14.48	21.28
CLASS C SHARES	02/19/05
Without CDSC		22.02	16.19	22.68
With CDSC**		21.02	16.19	22.68
R CLASS SHARES	05/15/06	23.07	16.78	23.18
SELECT CLASS SHARES	02/28/03	22.92	16.74	23.14

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of R Class Shares would have been different than those shown because R Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, Russell 1000 Value Index, and Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 6.0%
813	Boeing Co.	72,200
857	General Dynamics Corp.	63,733
713	Lockheed Martin Corp.	65,655
762	Northrop Grumman Corp.	51,594
1,189	Raytheon Co.	62,753
		315,935
	Airlines — 0.8%
343	Continental Airlines, Inc., Class B (a)	14,128
356	UAL Corp. (a)	15,668
259	US Airways Group, Inc. (a)	13,931
		43,727
	Automobiles — 0.8%
627	Harley-Davidson, Inc.	44,178
	Biotechnology — 0.3%
241	Cephalon, Inc. (a)	16,941
	Capital Markets — 7.3%
383	Bear Stearns Cos., Inc. (The)	62,329
558	E*Trade Financial Corp. (a)	12,519
440	Goldman Sachs Group, Inc.	87,694
874	Lehman Brothers Holdings, Inc.	68,293
731	Merrill Lynch & Co., Inc.	68,065
1,068	Morgan Stanley	87,000
		385,900
	Commercial Banks — 4.9%
396	Keycorp	15,071
804	PNC Financial Services Group, Inc.	59,499
1,718	Regions Financial Corp.	64,242
2,072	U.S. Bancorp	74,975
858	Wachovia Corp.	48,852
		262,639
	Commercial Services & Supplies — 0.7%
937	Waste Management, Inc.	34,464
	Communications Equipment — 2.6%
2,907	Cisco Systems, Inc. (a)	79,451
2,837	Motorola, Inc.	58,323
		137,774
	Computers & Peripherals — 4.1%
2,382	Hewlett-Packard Co.	98,131
1,032	International Business Machines Corp.	100,278
270	Lexmark International, Inc., Class A (a)	19,779
		218,188
	Consumer Finance — 0.3%
322	First Marblehead Corp. (The)	17,600
	Diversified Financial Services — 2.6%
2,582	Bank of America Corp.	137,858
	Diversified Telecommunication Services — 3.2%
2,594	AT&T, Inc.	92,725
953	BellSouth Corp.	44,882
367	CenturyTel, Inc.	16,036
348	Embarq Corp.	18,300
		171,943
	Electric Utilities — 1.8%
979	FirstEnergy Corp.	59,010
700	FPL Group, Inc.	38,088
		97,098
	Electrical Equipment — 0.3%
380	General Cable Corp. (a)	16,614
	Food & Staples Retailing — 1.7%
2,484	Kroger Co. (The)	57,313
508	Safeway, Inc.	17,543
455	SUPERVALU, Inc.	16,248
		91,104
	Food Products — 0.7%
1,191	Archer-Daniels-Midland Co.	38,048
	Gas Utilities — 0.6%
347	Energen Corp.	16,274
372	ONEOK, Inc.	16,049
		32,323
	Health Care Providers & Services — 4.0%
503	Aetna, Inc.	21,711
283	AmerisourceBergen Corp.	12,701
123	Cigna Corp.	16,144
291	Humana, Inc. (a)	16,090
215	Laboratory Corp. of America Holdings (a)	15,767
692	McKesson Corp.	35,094
267	WellCare Health Plans, Inc. (a)	18,410
942	WellPoint, Inc. (a)	74,134
		210,051
	Health Care Technology — 0.3%
1,099	Emdeon Corp. (a)	13,610
	Hotels, Restaurants & Leisure — 1.8%
376	Darden Restaurants, Inc.	15,084
1,757	McDonald’s Corp.	77,870
		92,954

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 0.3%
166	Whirlpool Corp.	13,806
	Household Products — 1.6%
396	Colgate-Palmolive Co.	25,822
249	Energizer Holdings, Inc. (a)	17,676
627	Kimberly-Clark Corp.	42,632
		86,130
	Independent Power Producers & Energy Traders — 1.1%
1,069	TXU Corp.	57,950
	Insurance — 4.6%
715	ACE Ltd. (Bermuda)	43,307
875	Allstate Corp. (The)	56,958
490	American Financial Group, Inc.	17,587
1,105	Chubb Corp. (The)	58,476
997	St. Paul Travelers Cos., Inc. (The)	53,540
399	W.R. Berkley Corp.	13,763
		243,631
	Internet Software & Services — 0.3%
285	Digital River, Inc. (a)	15,878
	IT Services — 1.3%
273	Alliance Data Systems Corp. (a)	17,023
301	Computer Sciences Corp. (a)	16,064
723	Convergys Corp. (a)	17,203
606	Sabre Holdings Corp., Class A	19,319
		69,609
	Leisure Equipment & Products — 0.6%
542	Marvel Entertainment, Inc. (a)	14,574
727	Mattel, Inc.	16,463
		31,037
	Machinery — 1.4%
130	Cummins, Inc.	15,387
351	Manitowoc Co., Inc. (The)	20,836
195	Parker-Hannifin Corp.	15,015
329	Terex Corp. (a)	21,234
		72,472
	Media — 4.0%
2,670	DIRECTV Group, Inc. (The) (a)	66,580
574	McGraw-Hill Cos., Inc. (The)	39,016
385	Omnicom Group, Inc.	40,238
1,980	Walt Disney Co. (The)	67,858
		213,692
	Metals & Mining — 3.2%
277	Freeport-McMoRan Copper & Gold, Inc., Class B	15,437
923	Nucor Corp.	50,424
578	Phelps Dodge Corp.	69,174
322	Southern Copper Corp.	17,347
592	Steel Dynamics, Inc.	19,217
		171,599
	Multi-Utilities — 0.6%
968	CenterPoint Energy, Inc.	16,046
284	Sempra Energy	15,893
		31,939
	Multiline Retail — 2.5%
1,318	Federated Department Stores, Inc.	50,271
762	J.C. Penney Co., Inc.	58,941
342	Kohl’s Corp. (a)	23,389
		132,601
	Office Electronics — 0.2%
669	Xerox Corp. (a)	11,346
	Oil, Gas & Consumable Fuels — 9.2%
733	Chevron Corp.	53,875
2,951	Exxon Mobil Corp.	226,112
295	Holly Corp.	15,184
757	Marathon Oil Corp.	70,041
1,145	Occidental Petroleum Corp.	55,915
268	Overseas Shipholding Group, Inc.	15,094
980	Valero Energy Corp.	50,147
		486,368
	Personal Products — 0.4%
496	NBTY, Inc. (a)	20,623
	Pharmaceuticals — 7.3%
1,621	Abbott Laboratories	78,944
945	King Pharmaceuticals, Inc. (a)	15,044
1,982	Merck & Co., Inc.	86,407
695	Mylan Laboratories, Inc.	13,866
4,582	Pfizer, Inc.	118,661
1,453	Wyeth	73,972
		386,894
	Real Estate Investment Trusts (REITs) — 1.2%
641	CapitalSource, Inc.	17,495
326	iStar Financial, Inc.	15,565
247	ProLogis	15,028
406	Ventas, Inc.	17,178
		65,266

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 0.8%
702	CB Richard Ellis Group, Inc., Class A (a)	23,293
191	Jones Lang LaSalle, Inc.	17,605
		40,898
	Road & Rail — 1.0%
1,048	Norfolk Southern Corp.	52,724
	Semiconductors & Semiconductor Equipment — 2.2%
1,538	Applied Materials, Inc.	28,367
351	Lam Research Corp. (a)	17,778
421	MEMC Electronic Materials, Inc. (a)	16,466
559	Novellus Systems, Inc. (a)	19,230
459	NVIDIA Corp. (a)	16,999
387	Varian Semiconductor Equipment Associates, Inc. (a)	17,621
		116,461
	Software — 4.1%
1,128	BEA Systems, Inc. (a)	14,189
591	BMC Software, Inc. (a)	19,017
838	Cadence Design Systems, Inc. (a)	15,000
461	Intuit, Inc. (a)	14,071
4,545	Oracle Corp. (a)	77,905
640	Sybase, Inc. (a)	15,803
3,022	Symantec Corp. (a)	63,015
		219,000
	Specialty Retail — 1.4%
491	American Eagle Outfitters, Inc.	15,327
384	AnnTaylor Stores Corp. (a)	12,620
328	Office Depot, Inc. (a)	12,516
349	OfficeMax, Inc.	17,323
274	Sherwin-Williams Co. (The)	17,415
		75,201
	Textiles, Apparel & Luxury Goods — 0.3%
335	Phillips-Van Heusen Corp.	16,822
	Thrifts & Mortgage Finance — 1.1%
1,421	Countrywide Financial Corp.	60,330
	Tobacco — 3.7%
1,258	Altria Group, Inc.	107,919
267	Loews Corp. - Carolina Group	17,254
864	Reynolds American, Inc.	56,592
276	UST, Inc.	16,075
		197,840
	Trading Companies & Distributors — 0.3%
242	WESCO International, Inc. (a)	14,250
	Total Common Stocks (Cost $4,488,098)	5,283,316
Short-Term Investment — 0.3%
	Investment Company — 0.3%
16,576	JPMorgan Prime Money Market Fund (b) (m) (Cost $16,576)	16,576
	Total Investments — 99.8% (Cost $4,504,674)	5,299,892
	Other Assets in Excess of Liabilities — 0.2%	12,243
	NET ASSETS — 100.0%	$5,312,135

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Common Stocks — 97.6%
	Aerospace & Defense — 7.6%
363	Boeing Co.	32,258
231	General Dynamics Corp.	17,175
268	Lockheed Martin Corp.	24,693
243	Northrop Grumman Corp.	16,424
58	Precision Castparts Corp.	4,517
383	Raytheon Co.	20,204
		115,271
	Airlines — 1.1%
144	Continental Airlines, Inc., Class B (a)	5,953
133	UAL Corp. (a)	5,865
76	US Airways Group, Inc. (a)	4,114
		15,932
	Automobiles — 0.7%
152	Harley-Davidson, Inc.	10,711
	Biotechnology — 1.6%
390	Biogen Idec, Inc. (a)	19,194
66	Cephalon, Inc. (a)	4,612
		23,806
	Capital Markets — 5.7%
75	Bear Stearns Cos., Inc. (The)	12,160
153	Goldman Sachs Group, Inc.	30,580
250	Lehman Brothers Holdings, Inc.	19,495
50	Merrill Lynch & Co., Inc.	4,646
242	Morgan Stanley	19,722
		86,603
	Commercial Banks — 1.1%
461	Regions Financial Corp.	17,245
	Commercial Services & Supplies — 1.6%
61	Manpower, Inc.	4,593
515	Waste Management, Inc.	18,918
		23,511
	Communications Equipment — 4.7%
1,913	Cisco Systems, Inc. (a)	52,282
680	Motorola, Inc.	13,971
161	Polycom, Inc. (a)	4,970
		71,223
	Computers & Peripherals — 5.3%
164	Apple Computer, Inc. (a)	13,880
501	Brocade Communications Systems, Inc. (a)	4,112
799	Hewlett-Packard Co.	32,915
205	International Business Machines Corp.	19,916
67	Lexmark International, Inc., Class A (a)	4,875
207	Western Digital Corp. (a)	4,233
		79,931
	Diversified Consumer Services — 0.2%
116	Sotheby’s	3,589
	Diversified Telecommunication Services — 1.1%
293	AT&T, Inc.	10,475
805	Qwest Communications International, Inc. (a)	6,734
		17,209
	Electrical Equipment — 0.9%
206	Emerson Electric Co.	9,074
97	General Cable Corp. (a)	4,227
		13,301
	Electronic Equipment & Instruments — 0.5%
65	Amphenol Corp., Class A	4,042
67	Anixter International, Inc. (a)	3,616
		7,658
	Food & Staples Retailing — 2.9%
728	CVS Corp.	22,512
741	Kroger Co. (The)	17,103
141	Safeway, Inc.	4,874
		44,489
	Food Products — 2.5%
479	Archer-Daniels-Midland Co.	15,304
322	General Mills, Inc.	18,564
112	McCormick & Co., Inc.	4,315
		38,183
	Health Care Equipment & Supplies — 1.4%
296	Becton, Dickinson & Co.	20,771
	Health Care Providers & Services — 5.3%
474	Aetna, Inc.	20,446
91	AmerisourceBergen Corp.	4,087
35	Cigna Corp.	4,592
83	Humana, Inc. (a)	4,563
62	Laboratory Corp. of America Holdings (a)	4,555
205	McKesson Corp.	10,416
88	Pediatrix Medical Group, Inc. (a)	4,289
70	WellCare Health Plans, Inc. (a)	4,809
292	WellPoint, Inc. (a)	22,940
		80,697
	Health Care Technology — 0.3%
311	Emdeon Corp. (a)	3,847

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 2.1%
153	Brinker International, Inc.	4,605
440	McDonald’s Corp.	19,503
136	Yum! Brands, Inc.	7,991
		32,099
	Household Products — 1.3%
241	Colgate-Palmolive Co.	15,736
62	Energizer Holdings, Inc. (a)	4,408
		20,144
	Independent Power Producers & Energy Traders — 1.4%
387	TXU Corp.	20,979
	Insurance — 1.1%
208	Allstate Corp. (The)	13,562
108	W.R. Berkley Corp.	3,722
		17,284
	Internet & Catalog Retail — 0.3%
65	Nutri/System, Inc. (a)	4,101
	Internet Software & Services — 3.1%
97	Akamai Technologies, Inc. (a)	5,153
75	Digital River, Inc. (a)	4,195
80	Google, Inc., Class A (a)	36,832
		46,180
	IT Services — 2.2%
77	Alliance Data Systems Corp. (a)	4,804
53	Cognizant Technology Solutions Corp., Class A (a)	4,105
199	Convergys Corp. (a)	4,730
164	Electronic Data Systems Corp.	4,518
228	Gartner, Inc. (a)	4,512
169	Sabre Holdings Corp., Class A	5,402
131	VeriFone Holdings, Inc. (a)	4,645
		32,716
	Leisure Equipment & Products — 0.3%
152	Marvel Entertainment, Inc. (a)	4,093
	Life Sciences Tools & Services — 0.3%
97	Thermo Fisher Scientific, Inc. (a)	4,407
	Machinery — 1.6%
35	Cummins, Inc.	4,095
95	Manitowoc Co., Inc. (The)	5,646
66	PACCAR, Inc.	4,270
45	Parker-Hannifin Corp.	3,483
95	Terex Corp. (a)	6,109
		23,603
	Media — 3.8%
1,017	DIRECTV Group, Inc. (The) (a)	25,372
327	McGraw-Hill Cos., Inc. (The)	22,232
297	Walt Disney Co.	10,171
		57,775
	Metals & Mining — 2.8%
72	Freeport-McMoRan Copper & Gold, Inc., Class B	4,021
278	Nucor Corp.	15,184
146	Phelps Dodge Corp.	17,461
93	Southern Copper Corp.	4,985
		41,651
	Multiline Retail — 4.4%
358	Federated Department Stores, Inc.	13,635
277	J.C. Penney Co., Inc.	21,444
318	Kohl’s Corp. (a)	21,781
90	Nordstrom, Inc.	4,441
35	Sears Holdings Corp. (a)	5,794
		67,095
	Oil, Gas & Consumable Fuels — 4.0%
302	Exxon Mobil Corp.	23,150
151	Frontier Oil Corp.	4,342
81	Holly Corp.	4,143
189	Marathon Oil Corp.	17,473
249	XTO Energy, Inc.	11,697
		60,805
	Pharmaceuticals — 7.7%
153	Abbott Laboratories	7,433
181	Forest Laboratories, Inc. (a)	9,179
236	King Pharmaceuticals, Inc. (a)	3,755
534	Merck & Co., Inc.	23,296
179	Mylan Laboratories, Inc.	3,567
641	Pfizer, Inc.	16,612
1,086	Schering-Plough Corp.	25,675
529	Wyeth	26,952
		116,469
	Real Estate Investment Trusts (REITs) — 0.6%
159	CapitalSource, Inc.	4,348
69	ProLogis	4,181
		8,529
	Real Estate Management & Development — 0.7%
178	CB Richard Ellis Group, Inc., Class A (a)	5,906
47	Jones Lang LaSalle, Inc.	4,369
		10,275

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 1.8%
93	Burlington Northern Santa Fe Corp.	6,851
391	Norfolk Southern Corp.	19,674
		26,525
	Semiconductors & Semiconductor Equipment — 4.5%
245	Agere Systems, Inc. (a)	4,695
1,253	Applied Materials, Inc.	23,123
719	Atmel Corp. (a)	4,349
260	Integrated Device Technology, Inc. (a)	4,023
211	Intel Corp.	4,275
94	Lam Research Corp. (a)	4,738
405	LSI Logic Corp. (a)	3,645
118	MEMC Electronic Materials, Inc. (a)	4,599
142	Novellus Systems, Inc. (a)	4,877
134	NVIDIA Corp. (a)	4,948
105	Varian Semiconductor Equipment Associates, Inc. (a)	4,766
		68,038
	Software — 5.1%
342	Adobe Systems, Inc. (a)	14,067
316	BEA Systems, Inc. (a)	3,969
171	BMC Software, Inc. (a)	5,508
80	Factset Research Systems, Inc.	4,535
142	Intuit, Inc. (a)	4,323
1,749	Oracle Corp. (a)	29,981
176	Sybase, Inc. (a)	4,336
517	Symantec Corp. (a)	10,778
		77,497
	Specialty Retail — 1.2%
163	American Eagle Outfitters, Inc.	5,084
108	AnnTaylor Stores Corp. (a)	3,550
77	Guess?, Inc. (a)	4,871
117	Office Depot, Inc. (a)	4,455
		17,960
	Textiles, Apparel & Luxury Goods — 0.8%
89	Phillips-Van Heusen Corp.	4,470
39	Polo Ralph Lauren Corp.	3,021
53	V.F. Corp.	4,342
		11,833
	Tobacco — 1.8%
76	Loews Corp. - Carolina Group	4,893
270	Reynolds American, Inc.	17,664
77	UST, Inc.	4,481
		27,038
	Trading Companies & Distributors — 0.2%
65	WESCO International, Inc. (a)	3,823
	Total Common Stocks (Cost $1,289,059)	1,474,896
Short-Term Investment — 1.4%
	Investment Company — 1.4%
21,724	JPMorgan Prime Money Market Fund (b) (m) (Cost $21,724)	21,724
	Total Investments — 99.0% (Cost $1,310,783)	1,496,620
	Other Assets in Excess of Liabilities — 1.0%	14,724
	NET ASSETS — 100.0%	$1,511,344

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   19

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 136.9% (j)
	Common Stocks — 136.9%
	Aerospace & Defense — 4.1%
9	General Dynamics Corp.	639
8	Lockheed Martin Corp.	773
6	Northrop Grumman Corp.	391
15	Raytheon Co.	770
		2,573
	Airlines — 1.2%
6	Continental Airlines, Inc., Class B (a)	256
6	UAL Corp. (a)	259
4	US Airways Group, Inc. (a)	221
		736
	Auto Components — 0.8%
4	Autoliv, Inc. (Sweden)	253
3	Johnson Controls, Inc.	249
		502
	Automobiles — 0.5%
4	Harley-Davidson, Inc.	296
	Biotechnology — 0.9%
8	Cephalon, Inc. (a)	577
	Capital Markets — 8.7%
10	American Capital Strategies Ltd.	444
5	Bear Stearns Cos., Inc. (The)	830
19	E*Trade Financial Corp. (a)	428
4	Goldman Sachs Group, Inc.	797
11	Lehman Brothers Holdings, Inc.	859
8	Merrill Lynch & Co., Inc.	764
11	Morgan Stanley	863
15	Raymond James Financial, Inc.	443
		5,428
	Chemicals — 2.0%
3	Albemarle Corp.	208
7	Celanese Corp., Class A	183
3	FMC Corp.	194
5	Lyondell Chemical Co.	120
2	PPG Industries, Inc.	122
2	Rohm & Haas Co.	115
5	Valspar Corp.	144
4	Westlake Chemical Corp.	119
		1,205
	Commercial Banks — 4.8%
12	Keycorp	453
9	PNC Financial Services Group, Inc.	663
17	Regions Financial Corp.	628
18	U.S. Bancorp	655
11	Wachovia Corp.	613
		3,012
	Commercial Services & Supplies — 1.0%
6	Covanta Holding Corp. (a)	128
2	Manpower, Inc.	165
8	Waste Management, Inc.	298
		591
	Communications Equipment — 3.5%
36	Cisco Systems, Inc. (a)	995
37	Motorola, Inc.	754
15	Polycom, Inc. (a)	454
		2,203
	Computers & Peripherals — 4.9%
41	Brocade Communications Systems, Inc. (a)	340
22	Hewlett-Packard Co.	926
10	International Business Machines Corp.	937
7	Lexmark International, Inc., Class A (a)	498
18	Western Digital Corp. (a)	358
		3,059
	Consumer Finance — 1.8%
20	AmeriCredit Corp. (a)	506
11	First Marblehead Corp. (The)	607
		1,113
	Containers & Packaging — 0.5%
1	Greif, Inc., Class A	142
4	Sonoco Products Co.	137
		279
	Diversified Consumer Services — 0.2%
3	Sotheby’s	102
	Diversified Financial Services — 1.2%
14	Bank of America Corp.	758
	Diversified Telecommunication Services — 5.0%
29	AT&T, Inc.	1,053
7	BellSouth Corp.	331
12	CenturyTel, Inc.	519
10	Embarq Corp.	526
18	Verizon Communications, Inc.	658
		3,087

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electric Utilities — 1.4%
7	American Electric Power Co., Inc.	278
10	FirstEnergy Corp.	606
		884
	Electrical Equipment — 0.6%
7	Acuity Brands, Inc.	364
	Electronic Equipment & Instruments — 1.1%
6	Anixter International, Inc. (a)	342
21	AVX Corp.	314
		656
	Energy Equipment & Services — 2.2%
9	ENSCO International, Inc.	465
14	Superior Energy Services, Inc. (a)	471
9	Tidewater, Inc.	440
		1,376
	Food & Staples Retailing — 2.0%
31	Kroger Co. (The)	715
16	Safeway, Inc.	545
		1,260
	Food Products — 2.1%
16	Archer-Daniels-Midland Co.	516
19	ConAgra Foods, Inc.	513
5	General Mills, Inc.	282
		1,311
	Gas Utilities — 0.6%
6	ONEOK, Inc.	276
4	UGI Corp.	120
		396
	Health Care Equipment & Supplies — 0.3%
5	Kinetic Concepts, Inc. (a)	198
	Health Care Providers & Services — 6.2%
12	Aetna, Inc.	501
5	AmerisourceBergen Corp.	246
2	Cigna Corp.	263
5	Humana, Inc. (a)	250
4	Laboratory Corp. of America Holdings (a)	259
11	McKesson Corp.	553
6	Pediatrix Medical Group, Inc. (a)	269
11	UnitedHealth Group, Inc.	612
5	WellCare Health Plans, Inc. (a)	310
8	WellPoint, Inc. (a)	612
		3,875
	Health Care Technology — 0.4%
21	Emdeon Corp. (a)	261
	Hotels, Restaurants & Leisure — 2.0%
7	Brinker International, Inc.	217
5	Darden Restaurants, Inc.	193
18	McDonald’s Corp.	798
		1,208
	Household Durables — 0.8%
4	Snap-On, Inc.	172
3	Stanley Works (The)	143
2	Whirlpool Corp.	145
		460
	Household Products — 1.0%
2	Clorox Co.	102
7	Energizer Holdings, Inc. (a)	531
		633
	Independent Power Producers & Energy Traders — 1.6%
8	Mirant Corp. (a)	256
4	NRG Energy, Inc. (a)	241
10	TXU Corp.	527
		1,024
	Insurance — 5.8%
6	ACE Ltd. (Bermuda)	386
6	Allstate Corp. (The)	391
8	American Financial Group, Inc.	299
5	Assurant, Inc.	265
7	Chubb Corp. (The)	370
4	Hartford Financial Services Group, Inc.	392
4	Lincoln National Corp.	272
6	MetLife, Inc.	366
5	Nationwide Financial Services, Inc.	249
4	Odyssey Re Holdings Corp.	131
4	Safeco Corp.	269
7	W.R. Berkley Corp.	233
		3,623
	Internet Software & Services — 0.5%
6	Digital River, Inc. (a)	335
	IT Services — 3.3%
6	Alliance Data Systems Corp. (a)	356
7	Computer Sciences Corp. (a)	394
19	Convergys Corp. (a)	452
12	Electronic Data Systems Corp.	342
17	Sabre Holdings Corp., Class A	529
		2,073

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   21

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Leisure Equipment & Products — 0.6%
5	Hasbro, Inc.	123
4	Marvel Entertainment, Inc. (a)	116
7	Mattel, Inc.	149
		388
	Life Sciences Tools & Services — 0.9%
12	Thermo Fisher Scientific, Inc. (a)	534
	Machinery — 3.9%
9	Crane Co.	332
3	Cummins, Inc.	361
2	Eaton Corp.	165
5	Lincoln Electric Holdings, Inc.	326
7	Manitowoc Co., Inc. (The)	392
4	Parker-Hannifin Corp.	340
8	Terex Corp. (a)	536
		2,452
	Media — 4.9%
31	DIRECTV Group, Inc. (The) (a)	776
1	Idearc, Inc. (a)	25
11	McGraw-Hill Cos., Inc. (The)	723
7	Omnicom Group, Inc.	680
20	Walt Disney Co. (The)	685
8	Warner Music Group Corp.	174
		3,063
	Metals & Mining — 4.4%
3	Allegheny Technologies, Inc.	229
2	Carpenter Technology Corp.	179
3	Chaparral Steel Co.	115
3	Cleveland-Cliffs, Inc.	148
6	Commercial Metals Co.	147
3	Freeport-McMoRan Copper & Gold, Inc., Class B	151
7	Nucor Corp.	388
2	Oregon Steel Mills, Inc. (a)	125
3	Phelps Dodge Corp.	401
4	Reliance Steel & Aluminum Co.	146
7	Southern Copper Corp.	383
5	Steel Dynamics, Inc.	162
2	United States Steel Corp.	168
		2,742
	Multi-Utilities — 1.3%
16	CenterPoint Energy, Inc.	272
7	OGE Energy Corp.	268
5	Sempra Energy	283
		823
	Multiline Retail — 3.2%
11	Big Lots, Inc. (a)	240
8	Dollar Tree Stores, Inc. (a)	235
8	Federated Department Stores, Inc.	286
6	J.C. Penney Co., Inc.	499
7	Kohl’s Corp. (a)	479
5	Nordstrom, Inc.	247
		1,986
	Office Electronics — 0.7%
24	Xerox Corp. (a)	414
	Oil, Gas & Consumable Fuels — 10.4%
12	Anadarko Petroleum Corp.	518
10	Chevron Corp.	750
10	Exxon Mobil Corp.	768
17	Frontier Oil Corp.	493
9	Holly Corp.	473
8	Marathon Oil Corp.	740
10	Noble Energy, Inc.	481
15	Occidental Petroleum Corp.	737
8	Overseas Shipholding Group, Inc.	473
7	Tesoro Corp.	467
11	Valero Energy Corp.	558
		6,458
	Personal Products — 1.1%
17	NBTY, Inc. (a)	703
	Pharmaceuticals — 6.7%
12	Forest Laboratories, Inc. (a)	612
9	Johnson & Johnson	608
30	King Pharmaceuticals, Inc. (a)	480
16	Merck & Co., Inc.	684
24	Mylan Laboratories, Inc.	485
25	Pfizer, Inc.	652
13	Wyeth	672
		4,193
	Real Estate Investment Trusts (REITs) — 1.8%
1	Boston Properties, Inc.	123
5	CapitalSource, Inc.	142
3	Hospitality Properties Trust	156
4	iStar Financial, Inc.	172
3	New Century Financial Corp.	101
4	ProLogis	225
4	Ventas, Inc.	173
		1,092

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Real Estate Management & Development — 0.6%
6	CB Richard Ellis Group, Inc., Class A (a)	189
2	Jones Lang LaSalle, Inc.	157
		346
	Road & Rail — 2.0%
9	Burlington Northern Santa Fe Corp.	627
12	Norfolk Southern Corp.	609
		1,236
	Semiconductors & Semiconductor Equipment — 4.1%
8	Lam Research Corp. (a)	386
39	LSI Logic Corp. (a)	355
10	MEMC Electronic Materials, Inc. (a)	399
14	Novellus Systems, Inc. (a)	485
12	NVIDIA Corp. (a)	459
10	Varian Semiconductor Equipment Associates, Inc. (a)	455
		2,539
	Software — 4.5%
29	BEA Systems, Inc. (a)	370
15	BMC Software, Inc. (a)	486
23	Cadence Design Systems, Inc. (a)	403
10	Fair Isaac Corp.	397
45	Oracle Corp. (a)	771
16	Sybase, Inc. (a)	388
		2,815
	Specialty Retail — 4.4%
4	Abercrombie & Fitch Co.	258
8	American Eagle Outfitters, Inc.	239
7	AnnTaylor Stores Corp. (a)	213
2	AutoZone, Inc. (a)	243
7	Limited Brands, Inc.	214
6	Men’s Wearhouse, Inc.	229
6	Office Depot, Inc. (a)	244
5	OfficeMax, Inc.	253
9	Rent-A-Center, Inc. (a)	263
5	Sherwin-Williams Co. (The)	304
9	TJX Cos., Inc.	251
		2,711
	Textiles, Apparel & Luxury Goods — 1.2%
4	Jones Apparel Group, Inc.	147
3	Liz Claiborne, Inc.	130
3	Phillips-Van Heusen Corp.	136
2	Polo Ralph Lauren Corp.	124
2	V.F. Corp.	197
		734
	Thrifts & Mortgage Finance — 2.7%
10	Countrywide Financial Corp.	441
9	IndyMac Bancorp, Inc.	384
10	PMI Group, Inc. (The)	453
7	Radian Group, Inc.	391
		1,669
	Tobacco — 3.9%
8	Altria Group, Inc.	669
9	Loews Corp. - Carolina Group	563
10	Reynolds American, Inc.	658
9	UST, Inc.	518
		2,408
	Trading Companies & Distributors — 0.6%
6	WESCO International, Inc. (a)	359
	Total Common Stocks (Cost $76,521)	85,123
Short-Term Investment — 0.3%
	Investment Company — 0.3%
201	JPMorgan Prime Money Market Fund (b) (m) (Cost $201)	201
	Total Investments — 137.2% (Cost $76,722)	85,324
	Liabilities in Excess of Other Assets — (37.2)%	(23,130)
	NET ASSETS — 100.0%	$62,194
Short Positions — 37.2%
	Common Stocks — 37.2%
	Aerospace & Defense — 0.2%
6	Hexcel Corp. (a)	110
	Air Freight & Logistics — 0.4%
4	United Parcel Service, Inc., Class B	262
	Airlines — 0.3%
12	Southwest Airlines Co.	179
	Auto Components — 0.4%
10	Gentex Corp.	161
3	Lear Corp.	85
		246
	Automobiles — 0.3%
22	Ford Motor Co.	167
	Biotechnology — 0.8%
5	ICOS Corp. (a)	159
6	MedImmune, Inc. (a)	178
8	PDL BioPharma, Inc. (a)	159
		496

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   23

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — 1.0%
6	Federated Investors, Inc., Class B	186
10	Janus Capital Group, Inc.	212
2	Legg Mason, Inc.	190
		588
	Chemicals — 0.6%
19	Chemtura Corp.	184
8	Mosaic Co. (The) (a)	179
		363
	Commercial Banks — 0.6%
5	Commerce Bancorp, Inc.	183
7	South Financial Group, Inc. (The)	173
		356
	Commercial Services & Supplies — 0.3%
3	Brink’s Co. (The)	211
	Communications Equipment — 1.8%
15	Alcatel-Lucent ADR (France)	220
10	Comverse Technology, Inc. (a)	207
11	JDS Uniphase Corp. (a)	181
9	Juniper Networks, Inc. (a)	170
10	QUALCOMM, Inc.	359
		1,137
	Computers & Peripherals — 0.6%
28	EMC Corp. (a)	371
	Construction & Engineering — 0.7%
2	Fluor Corp.	188
7	Shaw Group, Inc. (The) (a)	238
		426
	Containers & Packaging — 0.9%
9	Crown Holdings, Inc. (a)	186
10	Owens-Illinois, Inc. (a)	186
17	Smurfit-Stone Container Corp. (a)	178
		550
	Diversified Consumer Services — 0.3%
8	H&R Block, Inc.	182
	Diversified Financial Services — 0.5%
5	Nasdaq Stock Market, Inc. (The) (a)	157
2	NYSE Group, Inc. (a)	185
		342
	Diversified Telecommunication Services — 0.6%
6	NeuStar, Inc., Class A (a)	182
10	Time Warner Telecom, Inc., Class A (a)	199
		381
	Electric Utilities — 0.6%
4	Progress Energy, Inc.	192
13	Reliant Energy, Inc. (a)	186
		378
	Electronic Equipment & Instruments — 0.6%
6	Agilent Technologies, Inc. (a)	192
59	Solectron Corp. (a)	190
		382
	Energy Equipment & Services — 0.6%
8	Helmerich & Payne, Inc.	186
6	Rowan Cos., Inc.	183
		369
	Food & Staples Retailing — 0.3%
4	Whole Foods Market, Inc.	183
	Food Products — 1.2%
4	Hershey Co. (The)	177
7	Smithfield Foods, Inc. (a)	182
12	Tyson Foods, Inc., Class A	195
4	Wm. Wrigley, Jr., Co.	207
		761
	Health Care Equipment & Supplies — 1.5%
3	Gen-Probe, Inc. (a)	168
5	Hospira, Inc. (a)	181
4	Medtronic, Inc.	203
5	Respironics, Inc. (a)	177
5	St. Jude Medical, Inc. (a)	176
		905
	Health Care Providers & Services — 1.2%
4	Brookdale Senior Living, Inc.	178
5	Patterson Cos., Inc. (a)	186
28	Tenet Healthcare Corp. (a)	194
5	Triad Hospitals, Inc. (a)	197
		755
	Hotels, Restaurants & Leisure — 0.1%
3	Cheesecake Factory, Inc. (The) (a)	78
	Household Durables — 1.7%
3	Centex Corp.	191
7	D.R. Horton, Inc.	183
3	KB Home	154
3	MDC Holdings, Inc.	188
6	Pulte Homes, Inc.	199
5	Standard-Pacific Corp.	129
		1,044

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Insurance — 1.1%
6	Brown & Brown, Inc.	175
9	Conseco, Inc. (a)	182
11	Marsh & McLennan Cos., Inc.	346
		703
	Internet & Catalog Retail — 0.4%
7	Amazon.com, Inc. (a)	276
	Internet Software & Services — 1.1%
19	CNET Networks, Inc. (a)	172
6	eBay, Inc. (a)	174
14	Yahoo!, Inc. (a)	360
		706
	IT Services — 0.6%
4	Iron Mountain, Inc. (a)	182
26	Unisys Corp. (a)	200
		382
	Marine — 0.2%
3	Alexander & Baldwin, Inc.	135
	Media — 1.2%
13	Discovery Holding Co., Class A (a)	203
6	Liberty Global, Inc. (a)	184
48	Sirius Satellite Radio, Inc. (a)	170
15	XM Satellite Radio Holdings, Inc., Class A (a)	209
		766
	Metals & Mining — 1.1%
9	Alcoa, Inc.	270
9	Newmont Mining Corp.	393
		663
	Multiline Retail — 0.3%
12	Dollar General Corp.	199
	Office Electronics — 0.3%
6	Zebra Technologies Corp. (a)	197
	Oil, Gas & Consumable Fuels — 3.0%
6	Arch Coal, Inc.	167
5	Cimarex Energy Co.	171
7	CNX Gas Corp. (a)	168
4	Murphy Oil Corp.	178
4	Newfield Exploration Co. (a)	179
4	Peabody Energy Corp.	162
15	PetroHawk Energy Corp. (a)	167
4	Pioneer Natural Resources Co.	171
4	Pogo Producing Co.	184
4	Quicksilver Resources, Inc. (a)	163
5	Southwestern Energy Co. (a)	161
		1,871
	Paper & Forest Products — 1.0%
9	Louisiana-Pacific Corp.	200
6	Weyerhaeuser Co.	410
		610
	Pharmaceuticals — 0.3%
3	Sepracor, Inc. (a)	180
	Real Estate Investment Trusts (REITs) — 0.3%
3	Global Signal, Inc.	179
	Road & Rail — 0.3%
5	Landstar System, Inc.	172
	Semiconductors & Semiconductor Equipment — 1.7%
9	Advanced Micro Devices, Inc. (a)	183
11	Broadcom Corp., Class A (a)	352
5	Linear Technology Corp.	143
6	Maxim Integrated Products, Inc.	181
9	Rambus, Inc. (a)	168
		1,027
	Software — 0.9%
3	Electronic Arts, Inc. (a)	159
5	NAVTEQ Corp. (a)	182
31	Novell, Inc. (a)	189
		530
	Specialty Retail — 2.9%
5	Advance Auto Parts, Inc.	181
8	Chico’s FAS, Inc. (a)	172
12	Lowe’s Cos., Inc.	371
6	O’Reilly Automotive, Inc. (a)	192
11	RadioShack Corp.	180
5	Tiffany & Co.	212
4	Tractor Supply Co. (a)	174
5	Urban Outfitters, Inc. (a)	120
6	Williams-Sonoma, Inc.	179
		1,781
	Thrifts & Mortgage Finance — 0.9%
5	Capitol Federal Financial	191
14	Hudson City Bancorp, Inc.	188
11	New York Community Bancorp, Inc.	171
		550
	Trading Companies & Distributors — 0.3%
5	Fastenal Co.	184

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   25

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Water Utilities — 0.3%
8	Aqua America, Inc.	180
	Wireless Telecommunication Services — 0.9%
3	Leap Wireless International, Inc. (a)	190
7	SBA Communications Corp., Class A (a)	198
3	U.S. Cellular Corp. (a)	202
		590
	Total Short Positions — 37.2% (Proceeds $22,799)	$23,103

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 0.3%
49	Armor Holdings, Inc. (a) (c)	2,677
	Airlines — 1.7%
112	Continental Airlines, Inc., Class B (a) (c)	4,628
137	UAL Corp. (a) (c)	6,032
93	US Airways Group, Inc. (a)	4,987
		15,647
	Auto Components — 0.6%
97	Autoliv, Inc. (Sweden)	5,855
	Automobiles — 0.9%
116	Harley-Davidson, Inc.	8,175
	Biotechnology — 0.6%
77	Cephalon, Inc. (a) (c)	5,422
	Capital Markets — 3.0%
98	A.G. Edwards, Inc.	6,177
128	American Capital Strategies Ltd. (c)	5,926
32	Bear Stearns Cos., Inc. (The)	5,241
285	E*Trade Financial Corp. (a)	6,386
137	Raymond James Financial, Inc. (c)	4,145
		27,875
	Chemicals — 0.6%
40	Albemarle Corp.	2,872
85	Westlake Chemical Corp.	2,680
		5,552
	Commercial Banks — 2.6%
113	Comerica, Inc.	6,648
205	Keycorp	7,789
63	PNC Financial Services Group, Inc.	4,672
128	Regions Financial Corp.	4,772
		23,881
	Commercial Services & Supplies — 2.2%
148	Covanta Holding Corp. (a) (c)	3,260
80	Herman Miller, Inc.	2,894
84	Manpower, Inc.	6,324
176	Steelcase, Inc. (c)	3,196
124	Waste Management, Inc.	4,574
		20,248
	Communications Equipment — 0.4%
106	Polycom, Inc. (a)	3,283
	Computers & Peripherals — 2.3%
350	Brocade Communications Systems, Inc. (a)	2,871
88	Lexmark International, Inc., Class A (a)	6,427
146	NCR Corp. (a)	6,247
273	Western Digital Corp. (a)	5,592
		21,137
	Consumer Finance — 0.6%
101	First Marblehead Corp. (The) (c)	5,503
	Diversified Consumer Services — 0.7%
361	Service Corp. International	3,701
79	Sotheby’s (c)	2,454
		6,155
	Diversified Financial Services — 0.9%
142	CIT Group, Inc.	7,908
	Diversified Telecommunication Services — 1.9%
136	AT&T, Inc.	4,867
136	CenturyTel, Inc.	5,925
127	Embarq Corp.	6,685
		17,477
	Electric Utilities — 2.6%
207	American Electric Power Co., Inc.	8,814
75	FirstEnergy Corp.	4,541
87	FPL Group, Inc.	4,745
119	Pinnacle West Capital Corp.	6,007
		24,107
	Electrical Equipment — 1.2%
58	Acuity Brands, Inc.	3,039
51	Cooper Industries Ltd., Class A	4,567
73	Thomas & Betts Corp. (a)	3,432
		11,038
	Electronic Equipment & Instruments — 0.8%
46	Anixter International, Inc. (a) (c)	2,487
167	AVX Corp. (c)	2,476
27	Mettler-Toledo International, Inc. (Switzerland) (a)	2,097
		7,060
	Energy Equipment & Services — 1.5%
75	Cameron International Corp. (a)	3,984
110	Superior Energy Services, Inc. (a) (c)	3,601
74	Tidewater, Inc. (c)	3,579
36	Veritas DGC, Inc. (a)	3,108
		14,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 0.9%
367	Kroger Co. (The)	8,476
	Food Products — 1.8%
121	Archer-Daniels-Midland Co.	3,852
303	ConAgra Foods, Inc.	8,186
112	H.J. Heinz Co.	5,037
		17,075
	Gas Utilities — 1.4%
78	Energen Corp.	3,678
142	ONEOK, Inc.	6,110
126	UGI Corp.	3,426
		13,214
	Health Care Providers & Services — 5.3%
116	Aetna, Inc.	5,018
145	AmerisourceBergen Corp.	6,537
61	Cigna Corp.	7,973
75	Coventry Health Care, Inc. (a)	3,729
123	Humana, Inc. (a)	6,787
94	Laboratory Corp. of America Holdings (a)	6,921
90	McKesson Corp.	4,563
70	Pediatrix Medical Group, Inc. (a)	3,433
55	WellCare Health Plans, Inc. (a) (c)	3,755
		48,716
	Health Care Technology — 0.4%
290	Emdeon Corp. (a)	3,593
	Hotels, Restaurants & Leisure — 2.9%
201	Brinker International, Inc.	6,076
79	Choice Hotels International, Inc.	3,334
156	Darden Restaurants, Inc.	6,257
79	International Game Technology	3,664
45	Jack in the Box, Inc. (a)	2,728
152	Wyndham Worldwide Corp. (a)	4,861
		26,920
	Household Durables — 0.7%
73	Snap-On, Inc.	3,463
41	Whirlpool Corp.	3,437
		6,900
	Household Products — 0.6%
81	Energizer Holdings, Inc. (a) (c)	5,720
	Independent Power Producers & Energy Traders — 1.9%
210	Mirant Corp. (a)	6,617
109	NRG Energy, Inc. (a)	6,116
83	TXU Corp.	4,486
		17,219
	Insurance — 3.6%
168	American Financial Group, Inc.	6,017
115	Assurant, Inc.	6,333
13	Markel Corp. (a)	6,001
105	Nationwide Financial Services, Inc.	5,675
75	Philadelphia Consolidated Holding Co. (a)	3,347
162	W.R. Berkley Corp.	5,592
		32,965
	Internet Software & Services — 0.3%
47	Digital River, Inc. (a) (c)	2,622
	IT Services — 3.0%
93	Alliance Data Systems Corp. (a)	5,797
126	Computer Sciences Corp. (a)	6,730
218	Convergys Corp. (a) (c)	5,187
142	Electronic Data Systems Corp.	3,912
189	Sabre Holdings Corp., Class A	6,021
		27,647
	Leisure Equipment & Products — 1.7%
214	Hasbro, Inc.	5,834
97	Marvel Entertainment, Inc. (a) (c)	2,621
300	Mattel, Inc.	6,805
		15,260
	Life Sciences Tools & Services — 1.0%
200	Thermo Fisher Scientific, Inc. (a)	9,035
	Machinery — 4.9%
75	Crane Co.	2,759
52	Cummins, Inc.	6,177
96	Eaton Corp.	7,176
102	Manitowoc Co., Inc. (The)	6,080
134	PACCAR, Inc. (c)	8,670
96	Parker-Hannifin Corp.	7,342
108	Terex Corp. (a)	6,962
		45,166

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 3.1%
223	DIRECTV Group, Inc. (The) (a)	5,572
93	Gannett Co., Inc.	5,617
89	McGraw-Hill Cos., Inc. (The)	6,081
59	Meredith Corp.	3,302
47	Omnicom Group, Inc.	4,955
136	Warner Music Group Corp.	3,130
		28,657
	Metals & Mining — 4.5%
32	Carpenter Technology Corp.	3,229
154	Commercial Metals Co.	3,966
119	Freeport-McMoRan Copper & Gold, Inc., Class B (c)	6,621
74	Nucor Corp.	4,050
45	Oregon Steel Mills, Inc. (a)	2,815
39	Phelps Dodge Corp.	4,621
86	Southern Copper Corp. (c)	4,624
126	Steel Dynamics, Inc.	4,095
101	United States Steel Corp.	7,409
		41,430
	Multi-Utilities — 2.5%
362	CenterPoint Energy, Inc. (c)	6,002
93	OGE Energy Corp. (c)	3,712
146	Sempra Energy	8,154
240	Xcel Energy, Inc. (c)	5,537
		23,405
	Multiline Retail — 1.8%
131	Big Lots, Inc. (a) (c)	3,000
102	Federated Department Stores, Inc.	3,882
123	J.C. Penney Co., Inc.	9,492
		16,374
	Office Electronics — 0.9%
480	Xerox Corp. (a)	8,133
	Oil, Gas & Consumable Fuels — 4.4%
94	Anadarko Petroleum Corp.	4,100
141	Frontier Oil Corp.	4,041
64	Holly Corp.	3,295
58	Marathon Oil Corp.	5,326
134	Noble Energy, Inc.	6,575
85	Occidental Petroleum Corp.	4,141
75	Overseas Shipholding Group, Inc. (c)	4,206
90	Tesoro Corp.	5,919
65	Valero Energy Corp.	3,350
		40,953
	Personal Products — 0.4%
87	NBTY, Inc. (a)	3,617
	Pharmaceuticals — 2.1%
169	Forest Laboratories, Inc. (a)	8,526
343	King Pharmaceuticals, Inc. (a)	5,457
279	Mylan Laboratories, Inc. (c)	5,563
		19,546
	Real Estate Investment Trusts (REITs) — 5.6%
69	Boston Properties, Inc.	7,709
206	CapitalSource, Inc. (c)	5,634
99	Developers Diversified Realty Corp.	6,207
129	Hospitality Properties Trust	6,127
133	iStar Financial, Inc.	6,350
96	Nationwide Health Properties, Inc. (c)	2,901
84	New Century Financial Corp. (c)	2,663
131	ProLogis	7,985
141	Ventas, Inc. (c)	5,971
		51,547
	Real Estate Management & Development — 1.3%
206	CB Richard Ellis Group, Inc., Class A (a)	6,846
61	Jones Lang LaSalle, Inc.	5,631
		12,477
	Road & Rail — 0.6%
24	Burlington Northern Santa Fe Corp.	1,784
82	Norfolk Southern Corp.	4,114
		5,898
	Semiconductors & Semiconductor Equipment — 3.6%
119	Lam Research Corp. (a)	6,044
603	LSI Logic Corp. (a)	5,425
143	MEMC Electronic Materials, Inc. (a)	5,581
144	Novellus Systems, Inc. (a) (c)	4,953
211	NVIDIA Corp. (a)	7,817
73	Varian Semiconductor Equipment Associates, Inc. (a)	3,319
		33,139
	Software — 2.2%
463	BEA Systems, Inc. (a)	5,819
194	BMC Software, Inc. (a)	6,238
318	Cadence Design Systems, Inc. (a)	5,703
119	Sybase, Inc. (a) (c)	2,927
		20,687

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   29

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 4.1%
192	American Eagle Outfitters, Inc.	5,983
100	AnnTaylor Stores Corp. (a)	3,271
52	AutoZone, Inc. (a)	5,986
216	Limited Brands, Inc.	6,239
187	Office Depot, Inc. (a)	7,122
58	OfficeMax, Inc.	2,870
100	Sherwin-Williams Co. (The)	6,379
		37,850
	Textiles, Apparel & Luxury Goods — 1.4%
109	Jones Apparel Group, Inc.	3,627
59	Phillips-Van Heusen Corp.	2,935
81	V.F. Corp.	6,649
		13,211
	Thrifts & Mortgage Finance — 2.5%
66	Downey Financial Corp. (c)	4,812
77	IndyMac Bancorp, Inc. (c)	3,486
98	MGIC Investment Corp.	6,154
83	PMI Group, Inc. (The)	3,892
82	Radian Group, Inc. (c)	4,431
		22,775
	Tobacco — 2.0%
100	Loews Corp. - Carolina Group	6,464
72	Reynolds American, Inc. (c)	4,681
120	UST, Inc.	6,984
		18,129
	Trading Companies & Distributors — 0.6%
94	WESCO International, Inc. (a)	5,528
	Total Common Stocks (Cost $772,166)	917,156
Short-Term Investment — 0.5%
	Investment Company — 0.5%
4,176	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $4,176)	4,176

PRINCIPAL AMOUNT($)	Security Description	Value($)
Investments of Cash Collateral for Securities on Loan — 13.6%
	Certificates of Deposit — 4.0%
5,000	Barclays Capital, Inc., New York, FRN, 5.33%, 06/06/07	5,000
6,498	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	6,498
1,001	Credit Industriel et Commercial, London, 5.34%, 01/24/07	1,001
5,000	Deutsche Bank Securities, New York, FRN, 5.41%, 01/22/08	5,000
7,000	Mitsubishi UFJ Trust, New York, 5.35%, 02/28/07	7,000
5,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	5,000
7,000	Norinchukin Bank, New York, 5.35%, 02/27/07	7,000
		36,499
	Corporate Notes — 6.5%
2,000	Allstate Life Global Funding II, FRN, 5.33%, 01/29/08	2,000
5,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	5,000
4,004	Anglo Irish Bank Corp. plc, FRN, 5.38%, 01/29/08	4,004
4,000	Banque Federative Du Credit Mutuel, FRN, 5.35%, 07/13/07	4,000
6,951	Beta Finance, Inc., FRN, 5.38%, 03/15/07	6,951
6,000	CDC Financial Products, Inc., FRN, 5.36%, 02/28/07	6,000
2,900	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	2,900
4,998	K2 (USA) LLC, FRN, 5.39%, 02/15/08	4,998
4,000	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	4,000
4,500	Morgan Stanley, FRN, 5.49%, 01/29/08	4,500
5,999	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	5,999
5,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.33%, 01/29/08	5,000
5,000	Pricoa Global Funding I, FRN, 5.34%, 01/29/08	5,000
		60,352

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 2.7%
10,166	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,172, collateralized by U.S. Government Agency Mortgages	10,166
15,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $15,009, collateralized by U.S. Government Agency Mortgages	15,000
		25,166
	Time Deposit — 0.4%
4,000	Mutuel Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	4,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $126,017)	126,017
	Total Investments — 113.5% (Cost $902,359)	1,047,349
	Liabilities in Excess of Other Assets — (13.5)%	(124,235)
	NET ASSETS — 100.0%	$923,114

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   31

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Common Stocks — 97.6%
	Aerospace & Defense — 4.8%
4	General Dynamics Corp.	268
4	Lockheed Martin Corp.	340
4	Northrop Grumman Corp.	257
6	Raytheon Co.	301
		1,166
	Airlines — 1.8%
3	Continental Airlines, Inc., Class B (a)	140
3	UAL Corp. (a)	150
3	US Airways Group, Inc. (a)	140
		430
	Auto Components — 0.2%
1	Autoliv, Inc. (Sweden)	48
	Automobiles — 0.4%
1	Harley-Davidson, Inc.	92
	Biotechnology — 0.8%
3	Cephalon, Inc. (a)	204
	Capital Markets — 6.0%
2	Bear Stearns Cos., Inc. (The)	293
8	E*Trade Financial Corp. (a)	180
2	Goldman Sachs Group, Inc.	299
2	Lehman Brothers Holdings, Inc.	172
2	MCG Capital Corp.	49
4	Morgan Stanley	301
6	Raymond James Financial, Inc.	174
		1,468
	Chemicals — 0.3%
2	Westlake Chemical Corp.	63
	Commercial Banks — 3.0%
5	Keycorp	171
4	PNC Financial Services Group, Inc.	259
9	U.S. Bancorp	308
		738
	Commercial Services & Supplies — 0.9%
1	Manpower, Inc.	82
3	Waste Management, Inc.	96
1	Watson Wyatt Worldwide, Class A	50
		228
	Communications Equipment — 2.3%
12	Cisco Systems, Inc. (a)	320
2	InterDigital Communications Corp. (a)	50
9	Motorola, Inc.	185
		555
	Computers & Peripherals — 4.6%
12	Brocade Communications Systems, Inc. (a)	100
10	Hewlett-Packard Co.	404
4	International Business Machines Corp.	408
3	Lexmark International, Inc., Class A (a)	197
		1,109
	Consumer Finance — 1.1%
5	First Marblehead Corp. (The)	270
	Diversified Consumer Services — 0.4%
1	Jackson Hewitt Tax Service, Inc.	44
2	Sotheby’s	59
		103
	Diversified Financial Services — 2.3%
5	Bank of America Corp.	272
5	Citigroup, Inc.	290
		562
	Diversified Telecommunication Services — 3.5%
6	AT&T, Inc.	211
5	BellSouth Corp.	217
4	CenturyTel, Inc.	188
3	Embarq Corp.	137
3	Verizon Communications, Inc.	100
		853
	Electric Utilities — 1.4%
2	American Electric Power Co., Inc.	102
4	FirstEnergy Corp.	235
		337
	Energy Equipment & Services — 0.5%
3	Tidewater, Inc.	131
	Food & Staples Retailing — 1.6%
9	Kroger Co. (The)	213
1	Pantry, Inc. (The) (a)	42
4	Safeway, Inc.	138
		393
	Food Products — 0.4%
3	Archer-Daniels-Midland Co.	93

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 0.9%
2	Energen Corp.	108
2	ONEOK, Inc.	99
		207
	Health Care Providers & Services — 3.7%
1	AMERIGROUP Corp. (a)	50
3	AmerisourceBergen Corp.	135
3	Humana, Inc. (a)	149
2	Laboratory Corp. of America Holdings (a)	125
1	Magellan Health Services, Inc. (a)	43
3	McKesson Corp.	132
2	WellCare Health Plans, Inc. (a)	166
1	WellPoint, Inc. (a)	110
		910
	Health Care Technology — 0.6%
11	Emdeon Corp. (a)	134
	Hotels, Restaurants & Leisure — 1.4%
2	Darden Restaurants, Inc.	96
6	McDonald’s Corp.	253
		349
	Household Durables — 0.6%
3	Tempur-Pedic International, Inc. (a)	51
1	Whirlpool Corp.	91
		142
	Household Products — 1.1%
1	Colgate-Palmolive Co.	72
3	Energizer Holdings, Inc. (a)	206
		278
	Independent Power Producers & Energy Traders — 1.3%
2	NRG Energy, Inc. (a)	90
4	TXU Corp.	228
		318
	Insurance — 4.4%
1	ACE Ltd. (Bermuda)	73
2	Allstate Corp. (The)	150
4	American Financial Group, Inc.	145
3	Assurant, Inc.	149
3	Chubb Corp. (The)	148
1	Hartford Financial Services Group, Inc.	131
3	MetLife, Inc.	147
4	W.R. Berkley Corp.	128
		1,071
	IT Services — 1.7%
4	Computer Sciences Corp. (a)	197
7	Sabre Holdings Corp., Class A	220
		417
	Leisure Equipment & Products — 0.7%
3	Marvel Entertainment, Inc. (a)	91
4	Mattel, Inc.	91
		182
	Machinery — 2.6%
4	Crane Co.	147
2	Cummins, Inc.	177
1	Eaton Corp.	90
3	Terex Corp. (a)	213
		627
	Media — 3.3%
9	DIRECTV Group, Inc. (The) (a)	214
3	McGraw-Hill Cos., Inc. (The)	204
2	Omnicom Group, Inc.	199
6	Walt Disney Co. (The)	199
		816
	Metals & Mining — 3.1%
1	Freeport-McMoRan Copper & Gold, Inc., Class B	78
3	Nucor Corp.	175
2	Phelps Dodge Corp.	192
2	Southern Copper Corp.	119
3	Steel Dynamics, Inc.	97
1	United States Steel Corp.	102
		763
	Multi-Utilities — 0.2%
4	CenterPoint Energy, Inc.	63
	Multiline Retail — 1.8%
5	Federated Department Stores, Inc.	190
3	J.C. Penney Co., Inc.	240
		430
	Oil, Gas & Consumable Fuels — 7.7%
2	Alon USA Energy, Inc.	42
5	Exxon Mobil Corp.	360
6	Frontier Oil Corp.	178
4	Holly Corp.	180
4	Marathon Oil Corp.	333
5	Occidental Petroleum Corp.	225
3	Overseas Shipholding Group, Inc.	186

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   33

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Oil, Gas & Consumable Fuels — Continued
3		Tesoro Corp.	197
3		Valero Energy Corp.	174
			1,875
		Personal Products — 0.9%
5		NBTY, Inc. (a)	224
		Pharmaceuticals — 6.5%
4		Forest Laboratories, Inc. (a)	197
12		King Pharmaceuticals, Inc. (a)	188
8		Merck & Co., Inc.	332
10		Mylan Laboratories, Inc.	192
12		Pfizer, Inc.	321
7		Wyeth	346
			1,576
		Real Estate Investment Trusts (REITs) — 1.6%
4		CapitalSource, Inc.	101
2		Hospitality Properties Trust	90
2		iStar Financial, Inc.	101
2		Newcastle Investment Corp.	50
1		Ventas, Inc.	55
			397
		Real Estate Management & Development — 0.8%
3		CB Richard Ellis Group, Inc., Class A (a)	96
1		Jones Lang LaSalle, Inc.	92
			188
		Semiconductors & Semiconductor Equipment — 2.6%
5		Amkor Technology, Inc. (a)	49
3		Lam Research Corp. (a)	152
4		MEMC Electronic Materials, Inc. (a)	153
2		MKS Instruments, Inc. (a)	45
3		Novellus Systems, Inc. (a)	103
3		Varian Semiconductor Equipment Associates, Inc. (a)	127
			629
		Software — 4.1%
7		BEA Systems, Inc. (a)	84
7		BMC Software, Inc. (a)	209
10		Cadence Design Systems, Inc. (a)	183
—	(h)	MicroStrategy, Inc., Class A (a)	46
20		Oracle Corp. (a)	343
5		Sybase, Inc. (a)	133
			998
		Specialty Retail — 2.1%
3		American Eagle Outfitters, Inc.	98
3		AnnTaylor Stores Corp. (a)	99
—	(h)	AutoZone, Inc. (a)	46
2		Dress Barn, Inc. (a)	47
1		Group 1 Automotive, Inc.	47
2		Office Depot, Inc. (a)	84
2		Sherwin-Williams Co. (The)	95
			516
		Textiles, Apparel & Luxury Goods — 0.4%
2		Phillips-Van Heusen Corp.	100
		Thrifts & Mortgage Finance — 2.9%
4		IndyMac Bancorp, Inc.	190
3		MGIC Investment Corp.	156
4		PMI Group, Inc. (The)	207
3		Radian Group, Inc.	162
			715
		Tobacco — 3.6%
3		Altria Group, Inc.	232
3		Loews Corp. - Carolina Group	207
4		Reynolds American, Inc.	242
3		UST, Inc.	192
			873
		Trading Companies & Distributors — 0.7%
3		WESCO International, Inc. (a)	171
		Total Common Stocks (Cost $19,989)	23,812
Short-Term Investment — 2.1%
		Investment Company — 2.1%
497		JPMorgan Prime Money Market Fund (b) (m) (Cost $497)	497
		Total Investments — 99.7% (Cost $20,486)	24,309
		Other Assets in Excess of Liabilities — 0.3%	84
		NET ASSETS — 100.0%	$24,393

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Aerospace & Defense — 2.7%
8	General Dynamics Corp.	580
25	Lockheed Martin Corp.	2,327
50	Raytheon Co.	2,645
		5,552
	Airlines — 0.8%
14	Continental Airlines, Inc., Class B (a)	577
14	UAL Corp. (a)	625
9	US Airways Group, Inc. (a)	506
		1,708
	Auto Components — 0.2%
8	Autoliv, Inc. (Sweden)	458
	Automobiles — 0.4%
11	Harley-Davidson, Inc.	803
	Beverages — 0.3%
8	Molson Coors Brewing Co., Class B	581
	Capital Markets — 7.3%
18	Bear Stearns Cos., Inc. (The)	2,865
15	E*Trade Financial Corp. (a)	326
13	Goldman Sachs Group, Inc.	2,651
42	Lehman Brothers Holdings, Inc.	3,273
13	Merrill Lynch & Co., Inc.	1,192
55	Morgan Stanley	4,495
		14,802
	Chemicals — 0.2%
16	Westlake Chemical Corp.	499
	Commercial Banks — 7.4%
14	Keycorp	544
40	PNC Financial Services Group, Inc.	2,926
82	Regions Financial Corp.	3,082
82	U.S. Bancorp	2,975
53	Wachovia Corp.	3,014
67	Wells Fargo & Co.	2,393
		14,934
	Commercial Services & Supplies — 0.3%
15	Waste Management, Inc.	541
	Computers & Peripherals — 2.0%
82	Hewlett-Packard Co.	3,386
6	International Business Machines Corp.	602
		3,988
	Consumer Finance — 0.3%
22	AmeriCredit Corp. (a)	549
	Diversified Financial Services — 6.7%
169	Bank of America Corp.	9,024
10	CIT Group, Inc.	569
70	Citigroup, Inc.	3,888
		13,481
	Diversified Telecommunication Services — 5.7%
157	AT&T, Inc.	5,597
36	BellSouth Corp.	1,675
14	CenturyTel, Inc.	589
11	Embarq Corp.	592
82	Verizon Communications, Inc.	3,069
		11,522
	Electric Utilities — 3.0%
65	American Electric Power Co., Inc.	2,781
45	FirstEnergy Corp.	2,735
11	Pinnacle West Capital Corp.	547
		6,063
	Electrical Equipment — 0.3%
11	Acuity Brands, Inc.	578
	Energy Equipment & Services — 0.3%
12	Tidewater, Inc.	590
	Food & Staples Retailing — 0.5%
17	Kroger Co. (The)	390
16	SUPERVALU, Inc.	565
		955
	Food Products — 0.2%
9	General Mills, Inc.	490
	Gas Utilities — 0.8%
11	Energen Corp.	521
12	ONEOK, Inc.	535
22	UGI Corp.	589
		1,645
	Health Care Providers & Services — 1.3%
10	Humana, Inc. (a)	570
8	WellCare Health Plans, Inc. (a)	551
20	WellPoint, Inc. (a)	1,597
		2,718
	Hotels, Restaurants & Leisure — 0.8%
38	McDonald’s Corp.	1,687

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   35

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 0.2%
5	Whirlpool Corp.	415
	Household Products — 2.1%
9	Clorox Co.	564
8	Colgate-Palmolive Co.	509
8	Energizer Holdings, Inc. (a)	582
37	Kimberly-Clark Corp.	2,535
		4,190
	Independent Power Producers & Energy Traders — 1.6%
19	Mirant Corp. (a)	590
10	NRG Energy, Inc. (a)	582
38	TXU Corp.	2,052
		3,224
	Insurance — 7.5%
50	Allstate Corp. (The)	3,249
5	AMBAC Financial Group, Inc.	454
15	American Financial Group, Inc.	533
9	Assurant, Inc.	471
50	Chubb Corp. (The)	2,656
22	Hartford Financial Services Group, Inc.	2,090
19	MetLife, Inc.	1,126
9	Nationwide Financial Services, Inc.	472
8	Safeco Corp.	519
60	St. Paul Travelers Cos., Inc. (The)	3,227
12	W.R. Berkley Corp.	407
		15,204
	IT Services — 0.6%
24	Convergys Corp. (a)	575
20	Sabre Holdings Corp., Class A	622
		1,197
	Leisure Equipment & Products — 0.3%
26	Mattel, Inc.	578
	Machinery — 2.0%
14	Crane Co.	502
5	Cummins, Inc.	579
12	Dover Corp.	584
8	Eaton Corp.	586
8	PACCAR, Inc.	519
8	Parker-Hannifin Corp.	584
10	Terex Corp. (a)	620
		3,974
	Media — 3.9%
76	DIRECTV Group, Inc. (The) (a)	1,891
23	Omnicom Group, Inc.	2,373
106	Walt Disney Co. (The)	3,646
		7,910
	Metals & Mining — 3.6%
9	Freeport-McMoRan Copper & Gold, Inc., Class B	485
37	Nucor Corp.	2,036
25	Phelps Dodge Corp.	3,017
11	Southern Copper Corp.	596
16	Steel Dynamics, Inc.	519
8	United States Steel Corp.	592
		7,245
	Multi-Utilities — 0.8%
34	CenterPoint Energy, Inc.	569
11	OGE Energy Corp.	428
11	Sempra Energy	591
		1,588
	Multiline Retail — 1.1%
44	Federated Department Stores, Inc.	1,689
6	J.C. Penney Co., Inc.	453
		2,142
	Office Electronics — 0.3%
39	Xerox Corp. (a)	653
	Oil, Gas & Consumable Fuels — 13.4%
72	Chevron Corp.	5,265
149	Exxon Mobil Corp.	11,426
17	Frontier Oil Corp.	494
36	Marathon Oil Corp.	3,298
65	Occidental Petroleum Corp.	3,154
9	Overseas Shipholding Group, Inc.	529
9	Tesoro Corp.	585
46	Valero Energy Corp.	2,351
		27,102
	Personal Products — 0.4%
17	NBTY, Inc. (a)	711
	Pharmaceuticals — 5.6%
33	King Pharmaceuticals, Inc. (a)	524
84	Merck & Co., Inc.	3,668
275	Pfizer, Inc.	7,117
		11,309

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 2.5%
5	Boston Properties, Inc.	582
21	CapitalSource, Inc.	584
9	Developers Diversified Realty Corp.	586
13	Health Care REIT, Inc.	546
12	Hospitality Properties Trust	585
12	iStar Financial, Inc.	583
13	New Century Financial Corp.	420
10	ProLogis	602
14	Ventas, Inc.	571
		5,059
	Real Estate Management & Development — 0.6%
18	CB Richard Ellis Group, Inc., Class A (a)	594
7	Jones Lang LaSalle, Inc.	599
		1,193
	Road & Rail — 0.2%
7	Norfolk Southern Corp.	362
	Semiconductors & Semiconductor Equipment — 0.5%
10	Lam Research Corp. (a)	516
60	LSI Logic Corp. (a)	541
		1,057
	Software — 0.3%
31	Oracle Corp. (a)	535
	Specialty Retail — 0.5%
12	American Eagle Outfitters, Inc.	389
9	Sherwin-Williams Co. (The)	553
		942
	Textiles, Apparel & Luxury Goods — 0.9%
17	Jones Apparel Group, Inc.	582
12	Phillips-Van Heusen Corp.	582
7	V.F. Corp.	574
		1,738
	Thrifts & Mortgage Finance — 2.6%
73	Countrywide Financial Corp.	3,078
13	IndyMac Bancorp, Inc.	565
9	MGIC Investment Corp.	569
12	PMI Group, Inc. (The)	580
10	Radian Group, Inc.	536
		5,328
	Tobacco — 3.2%
37	Altria Group, Inc.	3,197
9	Loews Corp. - Carolina Group	568
41	Reynolds American, Inc.	2,658
		6,423
	Trading Companies & Distributors — 0.3%
10	WESCO International, Inc. (a)	576
	Total Common Stocks (Cost $174,383)	194,799
Short-Term Investment — 4.9%
	Investment Company — 4.9%
9,811	JPMorgan Prime Money Market Fund (b) (m) (Cost $9,811)	9,811
	Total Investments — 101.4% (Cost $184,194)	204,610
	Liabilities in Excess of Other Assets — (1.4)%	(2,796)
	NET ASSETS — 100.0%	$201,814

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   37

JPMorgan Intrepid Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)—	Amount rounds to less than one thousand.

(j)—	Securities are pledged with a broker as collateral for short sales.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps and options.

ADR—	American Depositary Receipt

FRN—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund		Intrepid Growth Fund	Intrepid Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$5,283,316		$1,474,896	$85,123
Investments in affiliates, at value	16,576		21,724	201
Total investment securities, at value	5,299,892		1,496,620	85,324
Cash	—		—	19
Receivables:
Fund shares sold	8,440		14,321	—
Interest and dividends	8,663		1,810	102
Total Assets	5,316,995		1,512,751	85,445

LIABILITIES:
Payables:
Dividends	—	(b)	—	—
Dividends for securities sold short	—		—	5
Securities sold short, at value	—		—	23,103
Fund shares redeemed	237		106	—
Accrued liabilities:
Investment advisory fees	2,924		824	58
Administration fees	323		65	3
Shareholder servicing fees	1,119		311	—
Distribution fees	33		18	1
Custodian and accounting fees	24		15	14
Trustees’ and Officers’ fees	10		1	1
Other	190		67	66
Total Liabilities	4,860		1,407	23,251
Net Assets	$5,312,135		$1,511,344	$62,194

(a)	Redemption price for Class C shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Long/Short Fund
NET ASSETS:
Paid in capital	$4,515,146	$1,353,218	$57,602
Accumulated undistributed (distributions in excess of) net investment income	(570)	(70)	(44)
Accumulated net realized gains (losses)	2,341	(27,641)	(3,662)
Net unrealized appreciation (depreciation)	795,218	185,837	8,298
Total Net Assets	$5,312,135	$1,511,344	$62,194

Net Assets:
Class A	$93,414	$36,683	$549
Class C	22,859	17,876	546
R Class	36,510	49,504	—
Select Class	5,159,352	1,407,281	61,099
Total	$5,312,135	$1,511,344	$62,194

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,359	1,630	33
Class C	828	800	33
R Class	1,309	2,195	—
Select Class	184,866	62,332	3,705

Net Asset Value
Class A — Redemption price per share	$27.81	$22.51	$16.46
Class C — Offering price per share (a)	27.62	22.34	16.39
R Class — Offering and redemption price per share	27.89	22.55	—
Select Class — Offering and redemption price per share	27.91	22.58	16.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$29.35	$23.76	$17.37
Cost of Investments	$4,504,674	$1,310,783	$76,722
Proceeds from securities sold short	—	—	22,799

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,043,173	$23,812		$194,799
Investments in affiliates, at value	4,176	497		9,811
Total investment securities, at value	1,047,349	24,309		204,610
Cash	70	—		1
Receivables:
Fund shares sold	1,700	96		3,670
Interest and dividends	1,828	32		436
Prepaid expenses and other assets	3	—		—
Total Assets	1,050,950	24,437		208,717

LIABILITIES:
Payables:
Due to custodian	—	—	(b)	—
Investment securities purchased	—	—		6,557
Collateral for securities lending program	126,017	—		—
Fund shares redeemed	848	6		132
Accrued liabilities:
Investment advisory fees	513	6		94
Administration fees	61	1		16
Shareholder servicing fees	125	—		32
Distribution fees	76	3		40
Custodian and accounting fees	10	5		11
Trustees’ and Officers’ fees	2	—	(b)	—	(b)
Other	184	23		21
Total Liabilities	127,836	44		6,903
Net Assets	$923,114	$24,393		$201,814

(a)	Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$752,775	$20,401	$180,847
Accumulated undistributed (distributions in excess of) net investment income	21	(2)	5
Accumulated net realized gains (losses)	25,328	171	546
Net unrealized appreciation (depreciation)	144,990	3,823	20,416
Total Net Assets	$923,114	$24,393	$201,814

Net Assets:
Class A	$192,710	$7,134	$103,781
Class B	27,263	—	—
Class C	29,214	2,753	32,657
R Class	—	—	17
Select Class	633,201	14,506	65,359
Ultra	40,726	—	—
Total	$923,114	$24,393	$201,814

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,428	310	3,768
Class B	1,747	—	—
Class C	1,871	120	1,191
R Class	—	—	1
Select Class	36,551	628	2,368
Ultra	2,350	—	—

Net Asset Value
Class A — Redemption price per share	$16.86	$23.03	$27.54
Class B — Offering price per share (a)	15.60	—	—
Class C — Offering price per share (a)	15.61	22.87	27.42
R Class — Offering price per share	—	—	27.60
Select Class — Offering and redemption price per share	17.32	23.08	27.60
Ultra — Offering and redemption price per share	17.33	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$17.79	$24.31	$29.07

Cost of Investments	$902,359	$20,486	$184,194
Market value of securities on loan	123,092	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Long/Short Fund
INVESTMENT INCOME:
Dividend income	$48,768	$8,116	$544
Dividend income from affiliates (b)	2,171	584	22
Interest income	—	—	21
Total investment income	50,939	8,700	587
EXPENSES:
Investment advisory fees	16,066	4,428	381
Administration fees	2,491	686	31
Distribution fees:
Class A	89	33	1
Class C	57	43	2
Shareholder servicing fees:
Class A	89	33	1
Class C	19	14	1
R Class	6	4	—
Select Class	6,042	1,634	74
Custodian and accounting fees	123	34	11
Dividend expenses for securities sold short	—	—	169
Professional fees	37	27	31
Trustees’ and Officers’ fees	35	10	1
Printing and mailing costs	46	34	14
Registration and filing fees	54	41	29
Transfer agent fees	282	137	15
Interest expense	1	1	— (a)
Other	33	15	2
Total expenses	25,470	7,174	763
Less amounts waived	(627)	(303)	(131)
Less earnings credits	(2)	— (a)	(3)
Less expense reimbursements	—	—	—
Net Expenses	24,841	6,871	629
Net investment income (loss)	26,098	1,829	(42)
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	3,220	(17,827)	(1,328)
Futures	6,677	—	—
Securities sold short	—	—	(1,305)
Net realized gain (loss)	9,897	(17,827)	(2,633)
Change in net unrealized appreciation (depreciation) of:
Investments	501,171	126,550	9,072
Futures	(3,408)	—	—
Securities sold short	—	—	(1,233)
Change in net unrealized appreciation (depreciation)	497,763	126,550	7,839
Net realized/unrealized gains (losses)	507,660	108,723	5,206
Change in net assets resulting from operations	$533,758	$110,552	$5,164

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income	$7,325		$185		$1,699
Dividend income from affiliates (b)	240		9		145
Income from securities lending (net)	280		—		—
Total investment income	7,845		194		1,844

EXPENSES:
Investment advisory fees	2,908		73		438
Administration fees	451		11		68
Distribution fees:
Class A	221		7		81
Class B	95		—		—
Class C	95		8		71
Shareholder servicing fees:
Class A	221		7		81
Class B	32		—		—
Class C	32		3		24
R Class	—		—		—	(a)
Select Class	788		18		64
Custodian and accounting fees	29		15		26
Professional fees	28		25		28
Trustees’ and Officers’ fees	7		—	(a)	1
Printing and mailing costs	32		—		1
Registration and filing fees	36		17		41
Transfer agent fees	266		16		25
Interest expense	—	(a)	—	(a)	—
Other	15		3		5
Total expenses	5,256		203		954
Less amounts waived	(450)		(75)		(128)
Less earnings credits	—	(a)	—	(a)	—	(a)
Less reimbursements for legal matters	(2)		—		—
Net Expenses	4,804		128		826
Net investment income (loss)	3,041		66		1,018

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	52,966		413		960
Change in net unrealized appreciation (depreciation) of:
Investments	7,674		1,880		14,679
Net realized/unrealized gains (losses)	60,640		2,293		15,639
Change in net assets resulting from operations	$63,681		$2,359		$16,657

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund			Intrepid Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,098	$19,188	$12,907	$1,829	$2,187	$1,138
Net realized gain (loss)	9,897	5,044	4,987	(17,827)	(5,904)	(3,921)
Change in net unrealized appreciation (depreciation)	497,763	110,863	144,941	126,550	3,924	40,305
Change in net assets resulting from operations	533,758	135,095	162,835	110,552	207	37,522

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares (b)
From net investment income	(732)	—	(50)	(82)	—	(3)
From net realized gains	(176)	—	—	—	—	(1)
Class C Shares (b)
From net investment income	(139)	—	(9)	(3)	—	(1)
From net realized gains	(43)	—	—	—	—	— (d)
R Class Shares (c)
From net investment income	(358)	—	—	(175)	—	—
From net realized gains	(62)	—	—	—	—	—
Select Class Shares
From net investment income	(44,617)	—	(12,770)	(3,814)	—	(1,138)
From net realized gains	(10,629)	—	—	—	—	(201)
Total distributions to shareholders	(56,756)	—	(12,829)	(4,074)	—	(1,344)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	334,698	1,332,898	2,523,590	143,040	526,772	690,874

NET ASSETS:
Change in net assets	811,700	1,467,993	2,673,596	249,518	526,979	727,052
Beginning of period	4,500,435	3,032,442	358,846	1,261,826	734,847	7,795
End of period	$5,312,135	$4,500,435	$3,032,442	$1,511,344	$1,261,826	$734,847
Accumulated undistributed (distributions in excess of) net investment income	$(570)	$19,178	$78	$(70)	$2,175	$— (d)

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares was February 19, 2005.

(c)	Commencement of offering of class of shares was May 15, 2006.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid Long/Short Fund (a)		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006 (b)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(42)	$8	$3,041	$3,727
Net realized gain (loss)	(2,633)	(1,018)	52,966	95,126
Change in net unrealized appreciation (depreciation)	7,839	459	7,674	31,454
Change in net assets resulting from operations	5,164	(551)	63,681	130,307

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(429)	(469)
From net realized gains	—	—	(17,356)	(39,931)
Class B Shares
From net investment income	—	—	(26)	—
From net realized gains	—	—	(2,646)	(5,111)
Class C Shares
From net investment income	—	—	(29)	—
From net realized gains	—	—	(2,833)	(3,518)
Select Class Shares
From net investment income	(22)	—	(2,077)	(3,279)
From net realized gains	—	—	(57,129)	(181,533)
Ultra
From net investment income	—	—	(159)	(194)
From net realized gains	—	—	(3,775)	(7,898)
Total distributions to shareholders	(22)	—	(86,459)	(241,933)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,041)	59,644	70,482	151,472

NET ASSETS:
Change in net assets	3,101	59,093	47,704	39,846
Beginning of period	59,093	—	875,410	835,564
End of period	$62,194	$59,093	$923,114	$875,410
Accumulated undistributed (distributions in excess of) net investment income	$(44)	$20	$21	$(300)

(a)	Commencement of operations was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$66	$61	$187	$1,018	$334	$322
Net realized gain (loss)	413	736	2,768	960	1,532	940
Change in net unrealized appreciation (depreciation)	1,880	108	(1,569)	14,679	1,676	1,418
Change in net assets resulting from operations	2,359	905	1,386	16,657	3,542	2,680

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares (c)
From net investment income	(33)	—	(6)	(528)	(73)	(22)
From net realized gains	(414)	—	(73)	(995)	—	(64)
Class C Shares (c)
From net investment income	(7)	—	(1)	(113)	(19)	(3)
From net realized gains	(146)	—	(17)	(307)	—	(8)
R Class (d)
From net investment income	—	—	—	— (e)	— (e)	—
From net realized gains	—	—	—	— (e)	—	—
Select Class Shares
From net investment income	(89)	—	(198)	(396)	(217)	(407)
From net realized gains	(980)	—	(2,691)	(647)	—	(953)
Total distributions to shareholders	(1,669)	—	(2,986)	(2,986)	(309)	(1,457)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,255	65	3,146	115,722	34,221	18,234

NET ASSETS:
Change in net assets	2,945	970	1,546	129,393	37,454	19,457
Beginning of period	21,448	20,478	18,932	72,421	34,967	15,510
End of period	$24,393	$21,448	$20,478	$201,814	$72,421	$34,967
Accumulated undistributed (distributions in excess of) net investment income	$(2)	$61	$— (e)	$5	$24	$— (e)

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid America Fund			Intrepid Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$42,231	$40,198	$13,145	$20,647	$15,165	$4,419
Dividends reinvested	842	—	47	64	—	3
Cost of shares redeemed	(6,212)	(3,785)	(804)	(3,938)	(1,123)	(642)
Change in net assets from Class A capital transactions	$36,861	$36,413	$12,388	$16,773	$14,042	$3,780
Class C (b)
Proceeds from shares issued	$12,486	$6,288	$3,217	$9,510	$6,221	$1,922
Dividends reinvested	154	—	8	3	—	1
Cost of shares redeemed	(645)	(233)	(28)	(394)	(220)	(16)
Change in net assets from Class C capital transactions	$11,995	$6,055	$3,197	$9,119	$6,001	$1,907
R Class (c)
Proceeds from shares issued	$22,453	$13,039	$—	$38,704	$9,496	$—
Dividends reinvested	421	—	—	175	—	—
Cost of shares redeemed	(2,034)	(1)	—	(418)	—	—
Change in net assets from R Class capital transactions	$20,840	$13,038	$—	$38,461	$9,496	$—
Select Class
Proceeds from shares issued	$528,625	$1,523,802	$2,589,446	$165,011	$472,487	$709,878
Subscription in-kind (Note 9)	—	—	—	—	94,168	—
Dividends reinvested	6,428	—	1,254	314	—	139
Cost of shares redeemed	(270,051)	(246,410)	(82,695)	(86,638)	(69,422)	(24,830)
Change in net assets from Select Class capital transactions	$265,002	$1,277,392	$2,508,005	$78,687	$497,233	$685,187

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares was February 19, 2005.

(c)	Commencement of offering of class of shares was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Long/Short Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$500	$37,603	$92,170
Dividends reinvested	—	—	16,629	36,083
Cost of shares redeemed	—	—	(22,261)	(57,940)
Change in net assets from Class A capital transactions	$—	$500	$31,971	$70,313
Class B
Proceeds from shares issued	$—	$—	$4,398	$13,961
Dividends reinvested	—	—	2,505	4,577
Cost of shares redeemed	—	—	(2,957)	(5,343)
Change in net assets from Class B capital transactions	$—	$—	$3,946	$13,195
Class C
Proceeds from shares issued	$—	$500	$8,629	$18,625
Dividends reinvested	—	—	2,348	2,772
Cost of shares redeemed	—	—	(3,552)	(4,406)
Change in net assets from Class C capital transactions	$—	$500	$7,425	$16,991
Select Class
Proceeds from shares issued	$62	$63,030	$68,439	$222,246
Dividends reinvested	— (c)	—	22,885	57,134
Cost of shares redeemed	(2,103)	(4,386)	(71,923)	(239,068)
Change in net assets from Select Class capital transactions	$(2,041)	$58,644	$19,401	$40,312
Ultra
Proceeds from shares issued	$—	$—	$8,295	$20,664
Dividends reinvested	—	—	613	11
Cost of shares redeemed	—	—	(1,169)	(10,014)
Change in net assets from Ultra capital transactions	$—	$—	$7,739	$10,661

(a)	Commencement of operations was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)		Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A (c)
Proceeds from shares issued	$3,532	$3,881	$736	$79,893	$18,709		$3,158
Dividends reinvested	360	—	70	1,292	63		72
Cost of shares redeemed	(1,274)	(289)	(54)	(5,642)	(688)		(28)
Change in net assets from Class A capital transactions	$2,618	$3,592	$752	$75,543	$18,084		$3,202
Class C (c)
Proceeds from shares issued	$1,409	$1,329	$184	$23,076	$7,432		$495
Dividends reinvested	123	—	18	297	11		9
Cost of shares redeemed	(259)	(77)	(26)	(609)	(31)		(16)
Change in net assets from Class C capital transactions	$1,273	$1,252	$176	$22,764	$7,412		$488
R Class
Proceeds from shares issued	$—	$—	$—	$—	$15	(e)	$—
Dividends reinvested	—	—	—	— (d)	—	(d)(e)	—
Change in net assets from R Class capital transactions	$—	$—	$—	$— (d)	$15		$—
Select Class
Proceeds from shares issued	$225	$535	$3,708	$26,491	$12,310		$24,881
Dividends reinvested	322	—	1,370	474	58		318
Cost of shares redeemed	(2,183)	(5,314)	(2,860)	(9,550)	(3,658)		(10,655)
Change in net assets from Select Class capital transactions	$(1,636)	$(4,779)	$2,218	$17,415	$8,710		$14,544

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Amount rounds to less than $1,000.

(e)	Commencement of offering of class of shares was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund			Intrepid Growth Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A (b)
Issued	1,590	1,598	555	959	715	222
Reinvested	30	—	2	3	—	— (d)
Redeemed	(233)	(150)	(33)	(184)	(53)	(32)
Change in Class A Shares	1,387	1,448	524	778	662	190
Class C (b)
Issued	470	251	136	439	295	95
Reinvested	6	—	— (d)	— (d)	—	— (d)
Redeemed	(25)	(9)	(1)	(18)	(10)	(1)
Change in Class C Shares	451	242	135	421	285	94
R Class (c)
Issued	840	529	—	1,740	467	—
Reinvested	15	—	—	8	—	—
Redeemed	(75)	— (d)	—	(20)	—	—
Change in R Class Shares	780	529	—	1,728	467	—
Select Class
Issued	20,025	60,489	111,434	7,647	22,396	36,046
Subscription in-kind (Note 9)	—	—	—	—	4,427	—
Reinvested	232	—	51	14	—	7
Redeemed	(10,207)	(9,727)	(3,488)	(4,041)	(3,334)	(1,239)
Change in Select Class Shares	10,050	50,762	107,997	3,620	23,489	34,814

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of class of shares was February 19, 2005.

(c)	Commencement of offering of class of shares was May 15, 2006.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Intrepid Long/Short Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Six Months Ended 12/31/2006 (Unaudited)	Year Ended 6/30/2006 (b)
SHARE TRANSACTIONS:
Class A
Issued	—	33	2,160	4,835
Reinvested	—	—	973	2,188
Redeemed	—	—	(1,277)	(3,080)
Change in Class A Shares	—	33	1,856	3,943
Class B
Issued	—	—	271	803
Reinvested	—	—	158	297
Redeemed	—	—	(183)	(302)
Change in Class B Shares	—	—	246	798
Class C
Issued	—	33	531	1,081
Reinvested	—	—	149	180
Redeemed	—	—	(220)	(247)
Change in Class C Shares	—	33	460	1,014
Select Class
Issued	4	4,116	3,876	12,481
Reinvested	— (c)	—	1,302	3,382
Redeemed	(129)	(286)	(4,007)	(12,475)
Change in Select Class Shares	(125)	3,830	1,171	3,388
Ultra
Issued	—	—	451	1,133
Reinvested	—	—	35	1
Redeemed	—	—	(65)	(505)
Change in Ultra Shares	—	—	421	629

(a)	Commencement of operation was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (b)		Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A (c)
Issued	155	174	32	3,057	764		138
Reinvested	16	—	3	47	2		3
Redeemed	(55)	(13)	(2)	(214)	(28)		(1)
Change in Class A Shares	116	161	33	2,890	738		140
Class C (c)
Issued	62	60	8	878	305		21
Reinvested	5	—	1	11	—	(e)	—	(e)
Redeemed	(11)	(4)	(1)	(23)	(1)		—	(e)
Change in Class C Shares	56	56	8	866	304		21
R Class
Issued	—	—	—	—	1	(d)	—
Reinvested	—	—	—	— (e)	—	(d)(e)	—
Change in R Class Shares	—	—	—	— (e)	1		—
Select Class
Issued	10	25	160	1,001	505		1,111
Reinvested	14	—	62	17	3		14
Redeemed	(98)	(239)	(120)	(368)	(152)		(473)
Change in Select Class Shares	(74)	(214)	102	650	356		652

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

Intrepid Long/Short Fund
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest and dividend income received	$569
Operating expenses paid	(442)
Dividends on short positions paid	(170)
Purchases of long-term investments	(58,528)
Net (purchases)/sales of short-term investments	1,322
Proceeds from disposition of long-term investments	58,299
Proceeds from securities sold short	26,031
Close-out of securities sold short	(25,866)
Net cash provided by operating activities	$1,215
Cash flows used by financing activities:
Received from Participants	62
Withdrawn by Participants	(2,103)
Cash distributions paid	(22)
Net cash used in financing activities	(2,063)
Net increase (decrease) in cash	(848)
Cash, beginning of year	867
Cash, end of year	19
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$5,164
Increase in market value of investments	(6,036)
Decrease in receivable for investments sold	14,536
Increase in dividend and interest receivable	(18)
Increase in market value of securities sold short	1,836
Decrease in payable for investments purchased	(14,284)
Decrease in dividends payable for securities sold short	(1)
Increase in accrued expenses and other payables	18
Total adjustments	(3,949)
Net cash provided by operating activities	$1,215

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2006 (Unaudited)	$25.25	$0.11	(i)	$2.73	$2.84	$(0.22)	$(0.06)	$(0.28)
January 1, 2006 to June 30, 2006 (d)	24.27	0.10	(i)	0.88	0.98	—	—	—
February 19, 2005 (e) to December 31, 2005	22.62	0.15	(i)	1.60	1.75	(0.10)	—	(0.10)

Intrepid Growth Fund
Six months ended December 31, 2006 (Unaudited)	20.85	—	(j)	1.71	1.71	(0.05)	—	(0.05)
January 1, 2006 to June 30, 2006 (d)	20.67	0.02	(i)	0.16	0.18	—	—	—
February 19, 2005 (e) to December 31, 2005	19.01	0.03	(i)	1.66	1.69	(0.02)	(0.01)	(0.03)

Intrepid Long/Short Fund
Six months ended December 31, 2006 (Unaudited)	15.15	(0.03)		1.34	1.31	—	—	—
January 31, 2006 (f) to June 30, 2006	15.00	(0.01	)(i)	0.16	0.15	—	—	—

Intrepid Mid Cap Fund (g)
Six months ended December 31, 2006 (Unaudited)	17.33	0.05	(i)	1.21	1.26	(0.04)	(1.69)	(1.73)
Year ended June 30, 2006	20.61	0.05	(i)	2.97	3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11	3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38	3.35	— (j)	—	— (j)
Year Ended June 30, 2003	15.84	0.01		(0.54)	(0.53)	(0.01)	—	(0.01)
Year Ended June 30, 2002	18.25	(0.02)		(1.51)	(1.53)	—	(0.88)	(0.88)

Intrepid Multi Cap Fund (h)
Six months ended December 31, 2006 (Unaudited)	22.30	0.04		2.35	2.39	(0.11)	(1.55)	(1.66)
January 1, 2006 to June 30, 2006 (d)	21.38	0.05	(i)	0.87	0.92	—	—	—
February 19, 2005 (e) to December 31, 2005	23.00	0.13	(i)	1.62	1.75	(0.20)	(3.17)	(3.37)

Intrepid Value Fund
Six months ended December 31, 2006 (Unaudited)	24.78	0.17		3.04	3.21	(0.16)	(0.29)	(0.45)
January 1, 2006 to June 30, 2006 (d)	22.94	0.15	(i)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (e) to December 31, 2005	22.14	0.29	(i)	1.57	1.86	(0.31)	(0.75)	(1.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(h)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.81	11.27%	$93,414	1.25%	1.25%	0.84%	1.28%	1.28	45%
25.25	4.04	49,795	1.25	1.25	0.78	1.29	1.29	47
24.27	7.75	12,715	1.25	1.25	0.75	1.29	1.29	109

22.51	8.21	36,683	1.25	1.25	0.05	1.29	1.29	68
20.85	0.87	17,756	1.25	1.25	0.19	1.30	1.30	73
20.67	8.90	3,919	1.25	1.25	0.20	1.50	1.50	130

16.46	8.65	549	2.30	1.75	(0.38)	2.74	2.19	58
15.15	1.00	505	2.32	1.75	(0.11)	4.40	3.83	43

16.86	7.12	192,710	1.23	1.23	0.54	1.34	1.34	69
17.33	16.32	165,869	1.23	1.23	0.26	1.34	1.34	136
20.61	16.95	115,995	1.21	1.21	0.07	1.32	1.32	131
18.65	21.90	126,772	1.20	1.20	(0.15)	1.31	1.31	73
15.30	(3.37)	115,500	1.22	1.22	0.03	1.33	1.33	49
15.84	(8.62)	149,373	1.22	1.22	(0.10)	1.34	1.34	37

23.03	10.97	7,134	1.25	1.25	0.49	1.92	1.92	51
22.30	4.30	4,335	1.25	1.25	0.46	2.39	2.39	79
21.38	7.53	697	1.25	1.25	0.67	2.05	2.05	177

27.54	12.98	103,781	1.25	1.25	1.50	1.44	1.44	29
24.78	8.55	21,757	1.25	1.25	1.27	1.75	1.75	53
22.94	8.44	3,209	1.25	1.25	1.44	1.60	1.60	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund (d)
Six months ended December 31, 2006 (Unaudited)	$16.18	$(0.01	)(e)	$1.13	$1.12	$(0.01)	$(1.69)	$(1.70)
Year ended June 30, 2006	19.68	(0.06	)(e)	2.81	2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27	3.11	—	—	—
Year Ended June 30, 2003	15.48	(0.09)		(0.55)	(0.64)	—	—	—
Year Ended June 30, 2002	17.98	(0.11)		(1.51)	(1.62)	—	(0.88)	(0.88)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.60	6.79%	$27,263	1.83%	(0.07)%	1.84%	69%
16.18	15.59	24,283	1.83	(0.32)	1.84	136
19.68	16.20	13,827	1.90	(0.63)	1.92	131
17.95	20.96	17,363	1.95	(0.89)	1.96	73
14.84	(4.13)	15,185	1.96	(0.71)	1.98	49
15.48	(9.28)	14,727	1.97	(0.84)	1.99	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2006 (Unaudited)	$25.10	$0.05	(i)	$2.70	$2.75	$(0.17)	$(0.06)	$(0.23)
January 1, 2006 to June 30, 2006 (d)	24.19	0.03	(i)	0.88	0.91	—	—	—
February 19, 2005 (e) to December 31, 2005	22.62	0.06	(i)	1.58	1.64	(0.07)	—	(0.07)

Intrepid Growth Fund
Six months ended December 31, 2006 (Unaudited)	20.70	(0.02)		1.66	1.64	— (j)	—	— (j)
January 1, 2006 to June 30, 2006 (d)	20.59	(0.03	)(i)	0.14	0.11	—	—	—
February 19, 2005 (e) to December 31, 2005	19.01	(0.04	)(i)	1.64	1.60	(0.01)	(0.01)	(0.02)

Intrepid Long/Short Fund
Six months ended December 31, 2006 (Unaudited)	15.12	(0.07)		1.34	1.27	—	—	—
January 31, 2006 (f) to June 30, 2006	15.00	(0.04	)(i)	0.16	0.12	—	—	—

Intrepid Mid Cap Fund (g)
Six months ended December 31, 2006 (Unaudited)	16.19	—	(i)(j)	1.13	1.13	(0.02)	(1.69)	(1.71)
Year ended June 30, 2006	19.68	(0.05	)(i)	2.81	2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26	3.10	—	—	—
Year Ended June 30, 2003	15.49	(0.07)		(0.57)	(0.64)	—	—	—
Year Ended June 30, 2002	17.99	(0.09)		(1.53)	(1.62)	—	(0.88)	(0.88)

Intrepid Multi Cap Fund (h)
Six months ended December 31, 2006 (Unaudited)	22.17	0.01		2.30	2.31	(0.06)	(1.55)	(1.61)
January 1, 2006 to June 30, 2006 (d)	21.31	—	(i)(j)	0.86	0.86	—	—	—
February 19, 2005 (e) to December 31, 2005	23.00	0.05	(i)	1.60	1.65	(0.17)	(3.17)	(3.34)

Intrepid Value Fund
Six months ended December 31, 2006 (Unaudited)	24.69	0.12		3.02	3.14	(0.12)	(0.29)	(0.41)
January 1, 2006 to June 30, 2006 (d)	22.89	0.10	(i)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (e) to December 31, 2005	22.14	0.16	(i)	1.59	1.75	(0.25)	(0.75)	(1.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(h)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.62	10.96%	$22,859	1.75%	1.75%	0.35%	1.78%	1.78%	45%
25.10	3.76	9,450	1.75	1.75	0.28	1.79	1.79	47
24.19	7.25	3,267	1.75	1.75	0.28	1.79	1.79	109

22.34	7.94	17,876	1.75	1.75	(0.44)	1.79	1.79	68
20.70	0.53	7,844	1.75	1.75	(0.30)	1.80	1.80	73
20.59	8.44	1,941	1.75	1.75	(0.25)	1.91	1.91	130

16.39	8.40	546	2.80	2.25	(0.88)	3.24	2.69	58
15.12	0.80	504	2.82	2.25	(0.61)	4.90	4.33	43

15.61	6.79	29,214	1.83	1.83	(0.04)	1.84	1.84	69
16.19	15.64	22,849	1.83	1.83	(0.29)	1.84	1.84	136
19.68	16.20	7,817	1.89	1.89	(0.60)	1.92	1.92	131
17.95	20.88	7,055	1.94	1.94	(0.89)	1.96	1.96	73
14.85	(4.13)	5,882	1.96	1.96	(0.71)	1.98	1.98	49
15.49	(9.27)	3,239	1.97	1.97	(0.84)	1.99	1.99	37

22.87	10.66	2,753	1.75	1.75	(0.01)	2.42	2.42	51
22.17	4.04	1,424	1.75	1.75	(0.02)	2.90	2.90	79
21.31	7.09	164	1.75	1.75	0.23	2.54	2.54	177

27.42	12.71	32,657	1.75	1.75	1.01	1.93	1.93	29
24.69	8.26	8,013	1.75	1.75	0.79	2.25	2.25	53
22.89	7.95	482	1.75	1.75	0.81	2.17	2.17	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2006 (Unaudited)	$25.34	$0.17	(e)	$2.74	$2.91	$(0.30)	$(0.06)	$(0.36)
May 15, 2006 (d) to June 30, 2006	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Intrepid Growth Fund
Six months ended December 31, 2006 (Unaudited)	20.89	0.05		1.72	1.77	(0.11)	—	(0.11)
May 15, 2006 (d) to June 30, 2006	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Intrepid Value Fund
Six months ended December 31, 2006 (Unaudited)	24.82	0.25		3.03	3.28	(0.21)	(0.29)	(0.50)
May 15, 2006 (d) to June 30, 2006	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 27.89	11.47%	$36,510	0.80%	1.28%	0.83%	45%
25.34	(0.94)	13,414	0.80	1.36	0.84	47

22.55	8.45	49,504	0.80	0.54	0.85	68
20.89	(1.60)	9,752	0.80	0.94	0.88	73

27.60	13.23	17	0.80	1.88	0.99	29
24.82	0.23	15	0.80	1.73	1.22	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2006 (Unaudited)	$25.33	$0.14	(h)	$2.74	$2.88	$(0.24)	$(0.06)	$(0.30)
January 1, 2006 to June 30, 2006 (d)	24.32	0.13	(h)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20		1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (e) to December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

Intrepid Growth Fund
Six months ended December 31, 2006 (Unaudited)	20.89	0.03		1.72	1.75	(0.06)	—	(0.06)
January 1, 2006 to June 30, 2006 (d)	20.70	0.04	(h)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(h)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (e) to December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

Intrepid Long/Short Fund
Six months ended December 31, 2006 (Unaudited)	15.17	(0.01)		1.34	1.33	(0.01)	—	(0.01)
January 31, 2006 (e) to June 30, 2006	15.00	—	(h)(i)	0.17	0.17	—	—	—

Intrepid Mid Cap Fund (f)
Six months ended December 31, 2006 (Unaudited)	17.75	0.07	(h)	1.25	1.32	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.96	0.10	(h)	3.03	3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08	3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41	3.43	(0.01)	—	(0.01)
Year Ended June 30, 2003	16.06	0.04		(0.55)	(0.51)	(0.04)	—	(0.04)
Year Ended June 30, 2002	18.46	0.03		(1.53)	(1.50)	(0.02)	(0.88)	(0.90)

Intrepid Multi Cap Fund (g)
Six months ended December 31, 2006 (Unaudited)	22.35	0.10		2.32	2.42	(0.14)	(1.55)	(1.69)
January 1, 2006 to June 30, 2006 (d)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (e) to December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(g)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.91	11.38%	$5,159,352	1.00%	1.00%	1.06%	1.02%	1.02	45%
25.33	4.15	4,427,776	1.00	1.00	1.01	1.04	1.04	47
24.32	9.28	3,016,460	1.00	1.00	0.86	1.05	1.05	109
22.35	12.68	358,846	1.00	1.00	0.83	1.21	1.21	97
19.97	40.84	10,205	1.00	1.00	0.07	3.30	3.30	148

22.58	8.38	1,407,281	1.00	1.00	0.28	1.04	1.04	68
20.89	0.92	1,226,474	1.00	1.00	0.42	1.05	1.05	73
20.70	8.79	728,987	1.00	1.00	0.52	1.11	1.11	130
19.07	10.45	7,795	1.00	1.00	(0.06)	2.62	2.62	127
19.61	36.10	6,952	1.00	1.00	(0.34)	3.37	3.37	149

16.49	8.74	61,099	2.05	1.50	(0.13)	2.49	1.94	58
15.17	1.13	58,084	2.07	1.50	0.06	2.95	2.38	43

17.32	7.28	633,201	0.98	0.98	0.76	1.09	1.09	69
17.75	16.61	628,156	0.98	0.98	0.49	1.09	1.09	136
20.96	17.25	670,678	0.96	0.96	0.30	1.00	1.00	131
18.93	22.13	922,414	0.95	0.95	0.10	0.96	0.96	73
15.51	(3.16)	841,092	0.96	0.96	0.29	0.98	0.98	49
16.06	(8.35)	835,901	0.97	0.97	0.15	0.99	0.99	37

23.08	11.10	14,506	1.00	1.00	0.71	1.66	1.66	51
22.35	4.39	15,689	1.00	1.00	0.61	2.06	2.06	79
21.41	6.59	19,617	1.00	1.00	0.93	1.70	1.70	177
23.25	16.01	18,932	1.00	1.00	0.60	1.77	1.77	99
20.28	40.28	7,457	1.00	1.00	0.92	3.27	3.27	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Six months ended December 31, 2006 (Unaudited)	$24.82	$0.20		$3.06	$3.26	$(0.19)	$(0.29)	$(0.48)
January 1, 2006 to June 30, 2006 (d)	22.97	0.17	(f)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(f)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (e) to December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$27.60	13.13%	$65,359	1.00%	1.70%	1.20%	29%
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98
19.69	39.74	7,190	1.00	1.26	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund (d)
Six months ended December 31, 2006 (Unaudited)	$17.76	$0.09	(f)	$1.24	$1.33	$(0.07)	$(1.69)	$(1.76)
Year Ended June 30, 2006	20.97	0.13	(f)	3.03	3.16	(0.12)	(6.25)	(6.37)
February 22, 2005 (e) to June 30, 2005	19.68	0.05		1.29	1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.33	7.36%	$40,726	0.83%	0.96%	0.84%	69%
17.76	16.77	34,253	0.83	0.68	0.84	136
20.97	6.79	27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Intrepid America Fund	Class A, Class C, R Class and Select Class	JPM I
Intrepid Growth Fund	Class A, Class C, R Class and Select Class	JPM I
Intrepid Long/Short Fund	Class A, Class C and Select Class	JPM I
Intrepid Mid Cap Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I
Intrepid Value Fund	Class A, Class C, R Class and Select Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter

70   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

C. Short Sales — The Intrepid Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Intrepid Long/Short Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Securities Lending — To generate additional income, each Fund, except the Intrepid Long/Short Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the six months ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Intrepid Mid Cap Fund	$33	$126,017	$123,092

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Long/Short Fund, Intrepid Multi Cap Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Long/Short Fund	1.25
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Value Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

72   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the period ended are as follows (amounts in thousands):

	Six Months Ended 12/31/06
Intrepid America Fund	$76
Intrepid Growth Fund	20
Intrepid Long/Short Fund	1
Intrepid Mid Cap Fund	8
Intrepid Multi Cap Fund	—	(a)
Intrepid Value Fund	5

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Intrepid America Fund	0.25%	n/a	0.75%
Intrepid Growth Fund	0.25	n/a	0.75
Intrepid Long/Short Fund	0.25	n/a	0.75
Intrepid Mid Cap Fund	0.25	0.75%	0.75
Intrepid Multi Cap Fund	0.25	n/a	0.75
Intrepid Value Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Intrepid America Fund	$799	$3
Intrepid Growth Fund	286	2
Intrepid Mid Cap Fund	913	40
Intrepid Multi Cap Fund	79	1
Intrepid Value Fund	943	4

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.05	0.25
Intrepid Long/Short Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	0.80	1.00	n/a
Intrepid Long/Short Fund	1.75	n/a	2.25	n/a	1.50	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	1.00	n/a
Intrepid Value Fund	1.25	n/a	1.75	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the six months ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	$—	$627	$—	$627
Intrepid Growth Fund	—	303	—	303
Intrepid Long/Short Fund	41	14	76	131
Intrepid Mid Cap Fund	—	64	353	417
Intrepid Multi Cap Fund	39	8	28	75
Intrepid Value Fund	91	3	34	128

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	$4	$29	$33

74   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$2,624,365	$2,174,979	$—	$—
Intrepid Growth Fund	1,030,119	915,539	—	—
Intrepid Long/Short Fund	48,216	48,590	21,191	21,893
Intrepid Mid Cap Fund	605,529	618,730	—	—
Intrepid Multi Cap Fund	11,720	11,232	—	—
Intrepid Value Fund	149,170	37,670	—	—

During the six months ended December 31, 2006 there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows (amounts in thousands):

	Gross Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$4,504,674	$823,035	$27,817	$795,218
Intrepid Growth Fund	1,310,783	197,723	11,886	185,837
Intrepid Long/Short Fund	76,722	9,387	1,089	8,298
Intrepid Mid Cap Fund	902,359	155,651	10,661	144,990
Intrepid Multi Cap Fund	20,486	4,059	236	3,823
Intrepid Value Fund	184,194	21,326	910	20,416

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940/1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of December 31, 2006. Average borrowings from the Facility for the six months ended December 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Outstanding Number of Days Used	Interest Paid
Intrepid Long/Short Fund	569	1	—	(b)
Intrepid Mid Cap Fund	1,804	1	—	(b)

(b)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (“the SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (“the SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets

76   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Transfer In-Kind

After the close of business February 3, 2006, the JPMorgan Chase Bank Equity Growth Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Intrepid Growth Fund in a tax free exchange. The JPMorgan Chase Bank Equity Growth Trust purchased approximately 4,427,000 Select Class Shares of JPMorgan Intrepid Growth Fund and the JPMorgan Intrepid Growth Fund received portfolio securities with a market value of approximately $94,168,000, including net unrealized appreciation of approximately $13,857,000 , in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intrepid Growth Fund is equal to the JPMorgan Chase Bank Equity Growth Trust’s cost of the securities at the time of the in-kind transfer.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   77

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

78   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   79

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

80   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   81

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,112.70	$6.66	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,109.60	9.31	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
R Class
Actual	1,000.00	1,114.70	4.26	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,113.80	5.33	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	1,082.10	6.56	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,079.40	9.17	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
R Class
Actual	1,000.00	1,084.50	4.20	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

82   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,083.80	$5.25	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00

Intrepid Long/Short Fund
Class A
Actual	1,000.00	1,086.50	12.09	2.30
Hypothetical	1,000.00	1,013.61	11.67	2.30
Class C
Actual	1,000.00	1,084.00	14.71	2.80
Hypothetical	1,000.00	1,011.09	14.19	2.80
Select Class
Actual	1,000.00	1,087.40	10.79	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,071.20	6.42	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,067.90	9.54	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	1,067.90	9.54	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Select Class
Actual	1,000.00	1,072.80	5.12	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Ultra Class
Actual	1,000.00	1,073.60	4.34	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,109.70	6.65	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,106.60	9.29	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,111.00	5.32	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,129.80	6.71	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,127.10	9.38	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   83

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
R Class
Actual	$1,000.00	$1,132.30	$4.30	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,131.30	5.37	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

84   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the ‘1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affili

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

ates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee sched ule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund (formerly known as Diversified Mid Cap Fund) had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Intrepid America Fund, Intrepid Multi-Cap Fund (formerly known as Intrepid Contrarian Fund), Intrepid Growth Fund, Intrepid Value Fund and Intrepid Long/Short Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. For Funds which had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s

86   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2006

ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Trustees also considered the special analysis by the independent consultant of the performance of the Funds with greater than one year of performance history. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance, is summarized below:

The Trustees noted the Intrepid America Fund’s performance in the first quintile for the one year period and concluded that the performance was reasonable.

The Trustees noted the Intrepid Growth Fund’s performance in the second quintile for the one year period and concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Intrepid Long/Short Fund appeared strong based on both the team and investment approach proposed for the Intrepid Long Short Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Intrepid Mid Cap Fund’s performance in the first, third and third quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Intrepid Multi-Cap Fund’s performance in the third quintile for the one year period and concluded that the performance was reasonable.

The Trustees noted the Intrepid Value Fund’s performance in the first quintile for the one year period and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Intrepid America Fund’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile but total actual expenses were in the third quintile of the Universe Group.

The Trustees noted that the Intrepid Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the third quintile of the Universe Group.

The Trustees noted that the Intrepid Long/Short Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Intrepid Mid Cap Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Intrepid Multi Cap Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of the Universe Group.

The Trustees noted that the Intrepid Value Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the fourth quintile of the Universe Group.

DECEMBER 31, 2006        JPMORGAN INTREPID FUNDS   87

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-INT-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 9, 2007